1933 Act Registration No. 333-

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                      [ ] Pre-Effective [ ] Post-Effective
                           Amendment No. Amendment No.


                             EVERGREEN EQUITY TRUST
                  (Evergreen Fund and Evergreen Micro Cap Fund)
               [Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                       -----------------------------------
                    (Address of Principal Executive Offices)

                             Michael H. Koonce, Esq.
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                Sullivan & Worcester LLP 1025 Connecticut Avenue,
                                      N.W.
                             Washington, D.C. 20036

         Approximate date of proposed public offering: As soon as possible after the effective date of this Registration Statement.

         The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940 (File No. 333-50059); accordingly, no fee is payable herewith. Pursuant to Rule 429, this Registration Statement relates to the aforementioned registration on Form N-1A. A Rule 24f-2 Notice for the Registrant's fiscal year ended July 31, 1998 was filed with the Commission on or about September 29, 1998.

         It is proposed that this filing will become effective on May 14, 1999 pursuant to Rule 488 of the Securities Act of 1933.







                             EVERGREEN EQUITY TRUST

                              CROSS REFERENCE SHEET


         Pursuant to Rule 481(a) under the Securities Act of 1933


                                               Location in Prospectus/
Item of Part A of Form N-14                    Proxy Statement
---------------------------                    -----------------------

1.       Beginning of Registration             Cross Reference Sheet;
         Statement and Outside                 Cover Page
         Front Cover Page of
         Prospectus

2.       Beginning and Outside                 Table of Contents
         Back Cover Page of
         Prospectus

3.       Fee Table, Synopsis and               Comparison of Fees and
         Risk Factors                          Expenses; Summary;
                                               Comparison of Investment
                                               Objectives and Policies;
                                               Risks

4.       Information About the                 Summary; Reasons for the
         Transaction                           Reorganizations;
                                               Comparative Information on
                                               Shareholders' Rights;
                                               Exhibits A-1 and A-2
                                               (Agreements and Plans of
                                               Reorganization)




5.       Information about the                 Cover Page; Summary;
         Registrant                            Risks; Comparison of
                                               Investment Objectives and
                                               Policies; Comparative
                                               Information on
                                               Shareholders' Rights;
                                               Additional Information



6.       Information about the                 Cover Page; Summary;
         Company Being Acquired                Risks; Comparison of
                                               Investment Objective and
                                               Policies; Comparative
                                               Information on
                                               Shareholders' Rights;
                                               Additional Information

7.       Voting Information                    Cover Page; Summary;
                                               Voting Information
                                               Concerning the Meeting

8.       Interest of Certain                   Financial Statements and
         Persons and Experts                   Experts; Legal Matters

9.       Additional Information                Inapplicable
         Required for Reoffering
         by Persons Deemed to be
         Underwriters


                                               Location in Prospectus/
Item of Part B of Form N-14                    Proxy Statement
---------------------------                    -----------------------

10.      Cover Page                            Cover Page

11.      Table of Contents                     Omitted

12.      Additional Information                Statement of Additional
         About the Registrant                  Information of the
                                               Evergreen Equity Trust Income and
                                               Growth Fund Dated April 1, 1998.


                                               Location in
13.      Additional Information                Statement of Additional
         about the Company Being               Information of American
         Acquired                              Retirement Fund dated
                                               August 1, 1998;




14.      Financial Statements                  Financial Statement
                                               of Income and Growth
                                               dated March 31, 1998
                                               Financial Statement of
                                               Evergreen Fund dated
                                               September 30, 1998.


                                              Location in Prospectus/
Item of Part C of Form N-14                   Proxy Statement
---------------------------                   -----------------------

                                               Incorporated by Reference
15.      Indemnification                       to Part A Caption -
                                               "Comparative Information
                                               on Shareholders' Rights -
                                               Liability and
                                               Indemnification of
                                               Trustees"

16.      Exhibits                              Item 16.          Exhibits

17.      Undertakings                          Item 17.          Undertakings

[Logo]            Prospectus/Proxy StatementJune 1999

                    Important News For Evergreen Shareholders

We encourage you to read the attached Prospectus/Proxy Statement in full; however, the following answers to common shareholder questions may provide helpful information.

Q.       Why is Evergreen sending me this prospectus /proxy statement?

         Mutual fund companies are required to obtain shareholders' votes for certain types of changes affecting their funds. As a shareholder, you have the right to vote on major policy decisions, such as those included here.

Q.       What are the issues contained in this prospectus/proxy statement?

         We would like you to vote to approve a proposal to merge the Evergreen American Retirement Fund into the Evergreen Income and Growth Fund.

Q.       Why is Evergreen proposing this fund merger?

         There were a number of factors behind the decision to merge American Retirement Fund into Income and Growth Fund, including the lack of demand for American Retirement Fund and its declining performance. The decision to merge this fund into Evergreen Income and Growth Fund was logical for three primary reasons: the funds have similar mid-cap investment styles, similar risk characteristics, and are managed by Irene O'Neill.

Q.       How will these changes affect shareholders?

         The reorganization of this fund into the Evergreen Income and Growth Fund means that the Evergreen American Retirement Fund would no longer exist after July 23, 1999. Shareholders would receive shares of the new fund in the same class, with comparable or lower fees and the same contingent deferred sales charges as the shares held prior to the reorganization. This is a non-taxable event for shareholders.

Q.       How do the board members of my fund recommend I vote?

         The Board members of each fund recommend you vote in favor of or FOR the proposal on the enclosed proxy card.

Q.       Whom do I call for more information or to place my vote?

         Please call Shareholder Communications Corporation at 1-800-733-8481 ext. 404 for additional information. You may vote using any of the following methods:

         Use the enclosed proxy card to record your vote either FOR, AGAINST or ABSTAIN, then return the card in the postpaid envelope provided, or

         Complete the enclosed proxy card and FAX to 1-800-733-1885, or

         Call 1-800-733-8481 ext. 404 and record your vote by telephone, or

         Vote online by...




                                     PART A

                           PROSPECTUS/PROXY STATEMENT



                                      LOGO

 June 2, 1999

Dear Shareholder,

     As a shareholder of Evergreen American Retirement Fund ("American Retirement Fund"), you are invited to vote on an important matter affecting your Fund. Specifically, you are invited to vote on a proposal to merge American Retirement Fund into Evergreen Income and Growth Fund ("Income and Growth Fund"). Income and Growth Fund is another mutual fund managed by Evergreen Asset Management Corp. that invests primarily in common stocks and stocks, securities convertible into or exchangeable for common stocks and fixed income securities.

     If the merger is approved you will receive shares of Income and Growth Fund having the same total value as the shares of American Retirement Fund you currently own. Details about Income and Growth Fund's investment objective, portfolio management team, performance, etc., along with additional information about the proposed merger, are contained in the attached Prospectus/Proxy Statement. You will not incur any Federal income taxes as a result of the merger.

     The Board of Trustees of Evergreen Equity Trust has approved the merger and recommends that you vote FOR this proposal.

     I realize that the attached Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with this information. Votes on the proposal will be cast at a special meeting of American Retirement Fund shareholders to be held on July 23, 1999. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope. Instructions on how to complete the proxy card are included immediately after the Notice of Special Meeting.

     If you have any questions about the proposal or the proxy card, please call Evergreen Service Company at 800-343-2898. You may also FAX your completed and signed proxy card to Alamo Direct, our proxy tabulator, at 800-796-9932.

     Thank you for taking this matter seriously and participating in this important process.


                                                           Sincerely,


                                                           [ Signature ]

                                                           William M. Ennis
                                                           Managing Director
                                                           Evergreen Funds

           [SUBJECT TO COMPLETION, APRIL 12, 1999 - PRELIMINARY COPY]

                       EVERGREEN AMERICAN RETIREMENT FUND
                               200 Berkeley Street
                           Boston, Massachusetts 02116



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 23, 1999



     Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of Evergreen American Retirement Fund ("American Retirement Fund"), a series of Evergreen Equity Trust, will be held at the offices of the Evergreen funds, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116, on July 23, 1999 at 2:00 p.m. for the following purposes:

          1. To consider and act upon the Agreement and Plan of Reorganization (the "Plan") dated as of April 30, 1999, providing for the acquisition of all of the assets of American Retirement Fund by Evergreen Income and Growth Fund ("Income and Growth Fund"), a series of Evergreen Equity Trust, in exchange for shares of Income and Growth Fund and the assumption by Income and Growth Fund of the identified liabilities of American Retirement Fund. The Plan also provides for distribution of these shares of Income and Growth Fund to shareholders of American Retirement Fund in liquidation and subsequent termination of American Retirement Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of American Retirement Fund.

          2. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

     On behalf of American Retirement Fund, the Trustees of Evergreen Equity Trust have fixed the close of business on May 5, 1999 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.


                                               By Order of the Board of Trustees



                                                           Michael H. Koonce
                                                           Secretary

 June 2, 1999

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

          1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

          2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.


          3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

          REGISTRATION                            VALID SIGNATURE

          CORPORATE ACCOUNTS
          (1) ABC Corp.                           ABC Corp.
          (2) ABC Corp.                           John Doe, Treasurer
          (3) ABC Corp.                           John Doe, Treasurer
              c/o John Doe, Treasurer
          (4) ABC Corp. Profit Sharing Plan       John Doe, Trustee

          TRUST ACCOUNTS
          (1) ABC Trust                           Jane B. Doe, Trustee
          (2) Jane B. Doe, Trustee                Jane B. Doe
              u/t/d 12/28/78

          CUSTODIAL OR ESTATE ACCOUNTS
          (1) John B. Smith, Cust.                John B. Smith
              f/b/o John B. Smith, Jr. UGMA
          (2) John B. Smith                       John B. Smith, Jr., Executor

                  PROSPECTUS/PROXY STATEMENT DATED JUNE 2, 1999

                            Acquisition of Assets of

                       EVERGREEN AMERICAN RETIREMENT FUND
                                   a series of
                             Evergreen Equity Trust
                               200 Berkeley Street
                           Boston, Massachusetts 02116

                        By and in Exchange for Shares of

                        EVERGREEN INCOME AND GROWTH FUND
                                   a series of
                             Evergreen Equity Trust
                               200 Berkeley Street
                           Boston, Massachusetts 02116

     This Prospectus/Proxy Statement is being sent to shareholders of Evergreen American Retirement Fund ("American Retirement Fund") to ask them to approve the Agreement and Plan of Reorganization (the "Plan") at a Special Meeting of Shareholders to be held on July 23, 1999 at 2:00 p.m. at the offices of the Evergreen funds, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116, and any adjournments thereof (the "Meeting").

     Under the Plan,  American  Retirement  Fund will be merged  into
Evergreen Income and Growth Fund ("Income and Growth Fund"). This will be accomplished by Income and Growth Fund acquiring all of the assets of American Retirement Fund in exchange for shares of Income and Growth Fund. Along with acquiring the assets of American Retirement Fund, Income and Growth Fund will also assume the identified liabilities of American Retirement Fund. This transaction will be referred to as the "Merger" for the rest of this Prospectus/Proxy Statement. American Retirement Fund and Income and Growth Fund are sometimes referred to each as the "Fund" or together as the "Funds" in this Prospectus/Proxy Statement. After the Merger, American Retirement Fund shareholders will receive shares of Income and Growth Fund and American Retirement Fund will be terminated. American Retirement Fund shareholders will receive Income and Growth Fund shares that have the same letter description (i.e. Class A, Class B, Class C or Class Y), and the same distribution-related fees, shareholder servicing-related fees and contingent deferred sales charges ("CDSCs"), if any, as the shares they currently hold ("Corresponding Shares"). American Retirement Fund shareholders will incur no fees in connection with receiving the Corresponding Shares. American Retirement Fund shareholders will receive Corresponding Shares that have the same aggregate net asset value as the shares they hold. The Merger is being structured as a tax-free reorganization for federal income tax purposes.

      American Retirement Fund and Income and Growth Fund are each a separate series of Evergreen Equity Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of Income and Growth Fund is to seek current income and capital appreciation in the value of its shares. The investment objective of American Retirement Fund is to seek conservation of capital, reasonable income and capital growth.

     This Prospectus/Proxy Statement, which should be kept for future reference, sets forth concisely the information about Income and Growth Fund that American Retirement Fund shareholders should know before voting on the Merger. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference to (which means, legally considered to be part of) this Prospectus/Proxy Statement. A Statement of Additional Information dated June 2, 1999 relating to this Prospectus/Proxy Statement and the Merger, which includes the most recent annual and semi-annual financial statements of Income and Growth Fund and American Retirement Fund, has been filed with the SEC and is legally considered to be part of this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to Income and Growth Fund at 200 Berkeley Street, Boston, Massachusetts 02116 or by calling toll-free 1-800-343-2898.

     The two Prospectuses of Income and Growth Fund, one offering Class A, Class B and Class C shares and the other offering Class Y shares, dated December 1, 1998, its Annual Report for the fiscal year ended July 31, 1998 and its Semi-Annual Report for the six month period ended January 31, 1999 are legally considered to be part of this Prospectus/Proxy Statement insofar as they relate to Income and Growth Fund only and not to any other fund described thereon. Along with this Prospectus/Proxy Statement, shareholders of American Retirement Fund will receive copies of the Prospectus pertaining to the class of shares of Income and Growth Fund that they will receive as a result of the Merger. Additional information about Income and Growth Fund is contained in its Statement of Additional Information dated December 1, 1998, which has been filed with the SEC and which is available upon request and without charge by writing to or calling Income and Growth Fund at the address or telephone number listed in the paragraph above.

     The two Prospectuses of American Retirement Fund, one offering Class A, Class B and Class C shares and the other offering Class Y shares, dated August 1, 1998 are legally considered to be part of this Prospectus/Proxy Statement insofar as they relate to American Retirment Fund only and not to any other fund described therein. Copies of the Prospectuses, the related Statement of Additional Information, the Annual Report for the fiscal year ended March 31, 1998 and the Semi-Annual Report for the six month period ended September 30, 1998 are available upon request and without charge by writing to American Retirement Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-343-2898.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The shares offered by this Prospectus/Proxy Statement are not deposits or obligations of any bank and are not insured or otherwise protected by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and involve investment risk, including possible loss of capital.

                                TABLE OF CONTENTS

                                                                           Page
COMPARISON OF FEES AND EXPENSES..........................................    7

SUMMARY .                                                                   10
     Proposed Plan of Reorganization.....................................   10
     Tax Consequences....................................................   11
     Investment Objectives and Policies of the Funds.....................   11
     Comparative Performance Information for each Fund...................   11
     Management of the Funds.............................................   12
     Investment Advisors.................................................   12
     Administrator.......................................................   12
     Portfolio Management................................................   13
     Distribution of Shares..............................................   13
     Purchase and Redemption Procedures..................................   15
     Exchange Privileges.................................................   15
     Dividend Policy.....................................................   15
     Risks...............................................................   16

REASONS FOR THE MERGER...................................................   17
     Agreement and Plan of Reorganization................................   18
     Federal Income Tax Consequences.....................................   19
     Pro-forma Capitalization............................................   20
     Shareholder Information.............................................   21

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES.........................   22

INFORMATION ON SHAREHOLDERS' RIGHTS......................................   22
     Form of Organization................................................   22
     Capitalization......................................................   23
     Shareholder Liability...............................................   23
     Shareholder Meetings and Voting Rights..............................   23
     Liquidation or Dissolution..........................................   24
     Liability and Indemnification of Trustees...........................   24

ADDITIONAL INFORMATION...................................................   24

VOTING INFORMATION CONCERNING THE MEETING................................   25

FINANCIAL STATEMENTS AND EXPERTS.........................................   26

LEGAL MATTERS............................................................   26

OTHER BUSINESS...........................................................   26

EXHIBIT A................................................................   A-1

EXHIBIT B................................................................   B-1

                         COMPARISON OF FEES AND EXPENSES

     The amounts of fees and expenses for Class A, Class B, Class C and Class Y shares of American Retirement Fund and Income and Growth Fund are set forth in the following tables and in the examples. The amounts given are based on the actual expenses of American Retirement Fund for the fiscal year ended March 31, 1998 and Income and Growth Fund for the fiscal year ended July 31, 1998. The pro forma amounts for Class A, Class B, Class C and Class Y shares of Income and Growth Fund are based on what the estimated combined expenses of Income and Growth Fund would be for the period ended January 31, 1999.

     The following tables show:
o the shareholder transaction expenses and annual fund operating expenses associated with an investment in the Class A, Class B, Class C and Class Y shares of each American Retirement Fund and Income and Growth Fund, and
o the shareholder transaction expenses and annual fund operating expenses associated with an investment in the Class A, Class B, Class C and Class Y shares of Income and Growth Fund assuming the Merger takes place ("Income and Growth Fund Pro Forma").


           Comparison of Class A, Class B, Class C and Class Y Shares of Income and Growth Fund With Class A, Class B, Class C and Class Y Shares
                           of American Retirement Fund


                                     Income and Growth Fund                         American Retirement Fund

                           Class A   Class B      Class C      Class Y    Class A      Class B    Class C      Class Y

Shareholder
   Transaction
   Expenses
Maximum Sales
   Load Imposed on
   Purchases (as a
   Percentage of
   Offering price)...... 4.75%      None     None          None         4.75%     None         None        None
Contingent Deferred
   Sales Charge (as
   A percentage of
   Original purchase
   Price or
   Redemption
   Proceeds,
   Whichever is
   Lower)............... None(1)    5.00% in 1.00% in      None         None(1)   5.00% in     1.00% in    None
                                    the      the first year                       the first    the first
                                    first    and 0.00%                            year         year
                                    year     thereafter                           declining to and 0.00%
                                    declining                                     1.00% in     thereafter
                                    to                                            the sixth
                                    1.00% in                                      year and
                                    the sixth                                     0.00%
                                    year and                                      thereafter
                                    0.00%
                                    thereafter



                                                 Income and Growth Fund          American Retirement Fund
                                            Class A Class B  Class C Class Y Class A Class B  Class C Class Y


Annual Fund Operating Expenses (as a
   Percentage of average daily net assets)
Management Fee ...........................   0.99%   0.99%    0.99%   0.99%   0.75%   0.75%    0.75%   0.75%
12b-1 Fees  (2)...........................   0.25%   1.00%    1.00%    None   0.25%   1.00%    1.00%    None
Other Expenses............................   0.26%   0.26%    0.26%   0.26%   0.40%   0.40%    0.40%   0.39%
                                             -----   -----    -----   -----   -----   -----    -----   -----
Annual Fund Operating Expenses ...........   1.50%   2.25%    2.25%   1.25%   1.40%   2.15%    2.15%   1.14%


                                                                                    Income and Growth Fund Pro Forma
                                                          Class A     Class B             Class C      Class Y

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases (as a
   Percentage of offering price)......................    4.75%        None             None       None
Contingent Deferred Sales Charge (as a percentage
   Of original purchase price or redemption
   Proceeds, whichever is lower)......................  None(1)   5.00% in the   1.00% in the firstNone
                                                                  first          year and 0.00%
                                                                  year declining thereafter
                                                                  to
                                                                  1.00% in the
                                                                  sixth year and
                                                                  0.00%
                                                                  thereafter
Annual Fund Operating Expenses (as a
   Percentage of average daily net assets)
Management Fee (After Waiver)(3)......................    0.88%        0.88%           0.88%           0.88%
12b-1 Fees (2)........................................    0.25%        1.00%           1.00%            None
Other Expenses........................................    0.26%        0.26%           0.26%           0.26%
                                                          -----        -----           -----           -----
Annual Fund Operating Expenses........................    1.39%        2.14%           2.14%           1.14%


(1) Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.
(2) Class A shares can pay up to 0.75% of average daily net assets as a 12b-1 fee. For the foreseeable future, the Class A 12b-1 fees will be limited to 0.25% of average daily net assets.
(3) The merged Fund will have a 0.07% management fee waiver for the fiscal year after the merger occurs.



     Examples. The following tables show for Income and Growth Fund and American Retirement Fund, and for Income and Growth Fund pro forma, assuming the Merger takes place, examples of the cumulative effect of shareholder transaction expenses and annual fund operating expenses indicated above on a $10,000 investment in each class of shares for the periods specified, assuming (i) a 5% annual return, and (ii) redemption at the end of such period. For Class B and Class C shares, the tables also show the effect of shareholder expenses assuming the shares are not redeemed. In the case of Income and Growth Fund pro forma, the examples do not reflect the imposition of the 4.75% maximum sales load on purchases since American Retirement Fund shareholders who receive Class A shares of Income and Growth Fund in the Merger will not incur any sales load.

                                                                            Income and Growth Fund
                                                                          Three   Five
                         One Year Years Years Ten Years
Class A........................................................       $620   $927 $1,255    $2,180
Class B (assuming redemption at the end of the period).........       $728 $1,003 $1,405    $2,308
Class B (assuming no redemption at the end of the period)......       $228   $703 $1,205    $2,308
Class C (assuming redemption at the end of the period).........       $328   $703 $1,205    $2,585
Class C (assuming no redemption at the end of the period)......       $228   $703 $1,205    $2,585
Class Y........................................................       $127   $397   $686    $1,511

                                                                            American Retirement
                                      Fund
                                                                          Three   Five
                         One Year Years Years Ten Years

Class A........................................................       $611   $897 $1,204    $2,075
Class B (assuming redemption at the end of the period).........       $718   $973 $1,354    $2,203
Class B (assuming no redemption at the end of the period)......       $218   $673 $1,154    $2,203
Class C (assuming redemption at the end of the period).........       $318   $673 $1,154    $2,483
Class C (assuming no redemption at the end of the period)......       $218   $673 $1,154    $2,483
Class Y........................................................       $116   $362 $628    $1,386

                           Income and Growth Fund Pro
                                      Forma
                                                                          Three   Five
                         One Year Years Years Ten Years
Class A........................................................       $142   $440   $761    $1,669
Class B (assuming redemption at the end of the period).........       $717   $970 $1,349    $2,192
Class B (assuming no redemption at the end of the period)......       $217   $670 $1,149    $2,192
Class C (assuming redemption at the end of the period).........       $317   $670 $1,149    $2,472
Class C (assuming no redemption at the end of the period)......       $217   $670 $1,149    $2,472
Class Y........................................................       $116   $362   $628    $1,386

     The purpose of the foregoing examples is to assist American Retirement Fund shareholders in understanding the various costs and expenses that an investor in Income and Growth Fund as a result of the Merger would bear directly and indirectly, as compared with the various direct and indirect expenses currently borne by a shareholder in American Retirement Fund. These examples should not be considered a representation of past or future expenses or annual return. Actual expenses may be greater or less than those shown.



                                     SUMMARY

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses of Income and Growth Fund and American Retirement Fund dated August 1, 1998 (which are legally considered to be a part of this Prospectus/Proxy Statement) and the Plan, the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.


Proposed Plan of Reorganization

     The Plan generally provides for the following:

o the transfer of all of the assets of American Retirement Fund in exchange for shares of Income and Growth Fund, and
o        the  assumption  by  Income  and  Growth  Fund  of the  identified
         liabilities  of  American   Retirement   Fund.   (The   identified
         liabilities consist only of those liabilities reflected on American Retirement Fund's statement of assets and liabilities determined immediately preceding the Merger.)

     The Plan also calls for the distribution of shares of Income and Growth Fund to American Retirement Fund's shareholders in liquidation of American Retirement Fund as part of the Merger. After the Merger, the shareholders of American Retirement Fund will own Corresponding Shares of Income and Growth Fund having the same aggregate net asset value as that of the shareholders' shares of American Retirement Fund, as of the close of business immediately prior to the date that American Retirement Fund's assets are exchanged for shares of Income and Growth Fund. See "Reasons for the Merger--Agreement and Plan of Reorganization."

     The Trustees of Evergreen Equity Trust, including the Trustees who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Trustees"), have concluded that the Merger would be in the best interests of American Retirement Fund shareholders, and that their interests will not be diluted as a result of the Merger. Accordingly, the Trustees have submitted the Plan for the approval of American Retirement Fund's shareholders.


                 THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST
         RECOMMENDS APPROVAL BY SHAREHOLDERS OF AMERICAN RETIREMENT FUND
                        OF THE PLAN EFFECTING THE MERGER.

     The Trustees of Evergreen Equity Trust have also approved the Plan on behalf of Income and Growth Fund.

     Approval of the Merger will require the following:

o In order to have the Meeting, at least 25% (a "quorum") of the outstanding shares of American Retirement Fund entitled to vote must be represented at the Meeting in person or by shareholders sending in a proxy card.
o All classes of American Retirement Fund will vote together as if they were a single class.
o A majority (greater than 50%) of American Retirement Fund shares voted must vote FOR the Merger.

      See "Voting Information Concerning the Meeting."

     The Merger is scheduled to take place on or about July 30, 1999. If American Retirement Fund shareholders do not vote to approve the Merger, the Trustees will consider other possible courses of action in the best interests of shareholders.

Tax Consequences

     Prior to or at the completion of the Merger, American Retirement Fund will have received an opinion of Sullivan & Worcester LLP that the Merger has been structured so that no gain or loss will be realized by the Fund or its shareholders for federal income tax purposes as a result of receiving Income and Growth Fund shares in connection with the Merger. The holding period and aggregate tax basis of shares of Income and Growth Fund that are received by American Retirement Fund's shareholders will be the same as the holding period and aggregate tax basis of shares of the Fund previously held by such shareholders, provided that shares of the Fund are held as capital assets. In addition, the holding period and tax basis of the assets of American Retirement Fund in the hands of Income and Growth Fund as a result of the Merger will be the same as in the hands of the Fund immediately prior to the Merger, and no gain or loss will be recognized by Income and Growth Fund upon the receipt of the assets of the Fund in exchange for shares of Income and Growth Fund and the assumption by Income and Growth Fund of American Retirement Fund's identified liabilities.


Investment Objectives and Policies of the Funds

         The investment objectives of Income and Growth Fund and American Retirement Fund are substantially similar.

         The investment objective of Income and Growth Fund is to seek current income and capital growth in the value of its shares. The Fund invests primarily in common stocks and securities convertible into common stocks that on the purchase date pays a yield higher than the average yield of companies included in the S&P 500. Also, the Fund may invest up to 50% of its total assets in the securities of foreign issuers or other securities convertible into securities of foreign issuers, and up to 25% in bonds.

     The  investment   objectives  of  American   Retirement   Fund  in order of
priority are to seek conservation of capital, reasonable income and capital growth. The Fund offers a structured investment approach designed specifically for retirees and persons contemplating retirement which may also be appropriate for the qualified retirement plans of smaller companies. See "Comparison of Investment Objectives and Polices" below.

Comparative Performance Information for each Fund

     Discussions of the manner of calculation of total return are contained in the Prospectus and Statement of Additional Information of the American Retirement Fund and in the Statement of Additional Information of Income and Growth Fund. The following tables set forth, as applicable, the total return of the Class A, Class B, Class C and Class Y shares of Income and Growth Fund and American Retirement Fund for the periods of time specified below. The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment date and the deduction of all recurring expenses (including sales charges) that were charged to shareholders' accounts.


                         Average Annual Total Return (1)

                           1 Year Ended   5 Years Ended   10 Years Ended   From Inception   Inception
                           Jan. 31, 1999    Jan. 31,      Jan. 31, 1999   To Jan. 31, 1999    Date
                                             1999
Income and Growth Fund(2)
     Class A shares.....      -4.79%          8.95%            9.52%            13.57%      01/03/95
     Class B shares.....      -5.08%          9.08%            9.73%            13.67%      01/03/95
     Class C shares.....      -1.65%          9.35%            9.72%            13.67%      01/03/95
     Class Y shares.....       0.26%          10.22%          10.16%            13.89%      08/31/78
American Retirement
Fund(2)
     Class A shares.....      -3.96%          9.01%           10.11%            10.09%      01/03/95
     Class B shares.....      -4.79%          9.11%           10.30%            10.27%      01/03/95
     Class C shares.....      -0.86%          9.41%           10.31%            10.28%      01/03/95
     Class Y shares.....       1.11%          10.25%          10.73%            10.67%      03/14/88


(1) Reflects waiver of advisory fees and reimbursements and/or waivers of expenses. Without such reimbursements and/or waivers, the average annual total returns during the periods would have been lower.
(2) Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees for Classes A, B, and C are .25%, 1.00%, and 1.00%, respectively. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.

     Important information about Income and Growth Fund is also contained in management's discussion of Income and Growth Fund's performance, attached hereto as Exhibit B. This information also appears in Income and Growth Fund's most recent Annual Report.

Management of the Funds

     The overall management of Income and Growth Fund and of American Retirement Fund is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Equity Trust.


Investment Advisors

     The investment advisor to Income and Growth Fund and American Retirement Fund is Evergreen Asset Management Corp. ("Evergreen Asset"). Evergreen Asset is an indirect wholly owned subsidiary of First Union National Bank ("FUNB"). FUNB is a subsidiary of First Union Corporation ("First Union"), the 6th largest bank holding company in the United States based on total assets as of December 31, 1998. Evergreen Asset, with its predecessors, has served as an investment advisor to the Funds since 1971, and currently manages over $18.7 billion in assets for 21 of the Evergreen funds. Evergreen Asset is located at 2500 Westchester Avenue, Purchase, New York 10577. Leiber & Company is sub-advisor to the Funds. Leiber & Company is an indirect, wholly owned subsidiary of FUNB and is located at 2500 Westchester Avenue, Purchase, New York 10577. Evergreen Asset and its affiliates manage the Evergreen family of mutual funds with assets of approximately $237 billion as of December 31,1998. For further information regarding Evergreen Asset, FUNB and First Union, see "General Information - The Funds' Investment Advisors" in the Prospectuses of Income and Growth Fund and see "Organization and Service Providers - Service Providers" in the Prospectuses of American Retirement Fund.

     Evergreen Asset manages investments and supervises the daily business affairs of Income and Growth Fund and American Retirement Fund subject to the authority of the Trustees. Evergreen Asset is entitled to receive from Income and Growth Fund an annual fee equal to 1.00% of the first $750 million of the Fund's average daily net assets, plus 0.90% of the next $250 million, plus 0.80% of the amounts over $1 billion. Evergreen Asset is entitled to receive from American Retirement Fund an annual fee equal to 0.75% of the first $750 million of the Fund's average daily net assets, plus: 0.70% of the amount over $750 million.

     Evergreen Asset may, at its discretion, reduce or waive its fee or reimburse a Fund for certain of its other expenses in order to reduce its expense ratios. Evergreen Asset may also reduce or cease these voluntary waivers and reimbursements at any time.

     Year 2000 Risks. Like other investment companies, financial and business organizations and individuals around the world, Income and Growth Fund could be adversely affected if the computer systems used by Evergreen Asset and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Evergreen Asset is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.


Portfolio Management

The day-to-day management of the Income and Growth Fund is handled by Nola Maddox Falcone, who is also President and Co-Chief Officer of the Evergreen Asset. Ms. Falcone has been the Fund's portfolio manager since its inception in 1978.

Co-manager of the Fund is Irene O'Neill. Ms. O'Neill has over 19 years of investment management experience and has been co-portfolio manager since December 1997. She has been with Evergreen Asset since 1981.

Distribution of Shares

     Evergreen Distributor, Inc. ("EDI"), an affiliate of BISYS Fund Services ("BISYS"), acts as underwriter of shares of Income and Growth Fund and American Retirement Fund. EDI distributes each Fund's shares directly or through broker-dealers, banks (including FUNB), or other financial intermediaries. Each Fund offers four classes of shares: Class A, Class B, Class C and Class Y. Each class has separate distribution arrangements and bears its own distribution expenses. (See "Distribution-Related and Shareholder Servicing-Related Expenses" below.)

     In the proposed Merger, American Retirement Fund shareholders will receive the Corresponding Shares of Income and Growth Fund. The Corresponding Shares of Income and Growth Fund that American Retirement Fund shareholders will receive have identical arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the shares they currently hold. Because the Merger will be effected at net asset value without the imposition of a sales charge, American Retirement Fund shareholders will receive Income and Growth Fund shares without paying any initial sales charge or CDSC as a result of the Merger. Income and Growth Fund Class B and Class C shares received by American Retirement Fund shareholders as a result of the Merger will continue to be subject to a CDSC upon subsequent redemption, but the CDSC will be based on the date of the original purchase of American Retirement Fund shares.

     The following is a summary description of charges and fees for the Class A, Class B, Class C and Class Y shares of Income and Growth Fund which will be received by American Retirement Fund shareholders in the Merger. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in the Income and Growth Fund and American Retirement Fund Prospectuses and in the Funds' Statement of Additional Information.

     Class A Shares. Class A shares are sold at net asset value plus an initial sales charge and, as indicated below, are subject to distribution-related fees. For a description of the initial sales charges applicable to purchases of Class A shares see "Purchase and Redemption of Shares - How to Buy Shares" in the Prospectus of Income and Growth Fund offering Class A shares. No initial sales charge will be imposed on Class A shares of Income and Growth Fund received by American Retirement Fund.

     Class B Shares. Class B shares are sold without an initial sales charge but are subject to a CDSC, which ranges from 5% to 1%, if shares are redeemed during the first six years after the month of purchase. In addition, Class B shares are subject to distribution-related fees and shareholder servicing-related fees as described below. For purposes of determining when Class B shares issued in the Merger to shareholders of American Retirement Fund will convert to Class A shares, such shares will be deemed to have been purchased as of the date Class B shares of American Retirement Fund were originally purchased.

     Class B shares are subject to higher distribution-related fees than the corresponding Class A shares on which a front-end sales charge is imposed (until they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares of the Fund.

     Class C Shares.  Class C shares are sold without initial sales charges but,
as   indicated    below,   are   subject   to   distribution-related and
shareholder servicing-related fees. Class C shares are subject to a 1% CDSC if such shares are redeemed within 13 months of purchase. No CDSC is imposed on amounts redeemed thereafter. Class C shares incur higher distribution-related and shareholder servicing-related fees than Class A shares, but unlike Class B shares, do not convert to any other class of shares.

     Class Y Shares. Class Y shares are sold at net asset value without any initial or deferred sales charge and are not subject to distribution-related or shareholder servicing-related fees. Class Y shares are only available to certain classes of investors as is more fully described in the Class Y Prospectus for Income and Growth Fund.

     Additional information regarding the classes of shares of each Fund is included in its Prospectuses and Statement of Additional Information.

     Distribution-Related and Shareholder Servicing-Related Expenses. Each Fund has adopted a Rule 12b-1 plan with respect to its Class A shares under which the Class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to the Class. Payments with respect to Class A shares are currently limited to 0.25% of average daily net assets attributable to the Class. This amount may be increased to the full plan rate for each Fund by the Trustees without shareholder approval.

     Each Fund has also adopted a 12b-1 plan with respect to its Class B and Class C shares under which the Class may pay for distribution-related expenses at an annual rate which may not exceed 1.00%. Of the total 1.00% 12b-1 fees, up to 0.25% may be for payment in respect of "shareholder services." Consistent with the requirements of Rule 12b-1 and the applicable rules of the National Association of Securities Dealers, Inc., following the Merger, Income and Growth Fund may make distribution-related and shareholder servicing-related payments with respect to American Retirement Fund shares sold prior to the Merger.

     Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its Prospectuses and Statement of Additional Information.

     No 12b-1 plan has been adopted for the Class Y shares of either Fund.




Purchase and Redemption Procedures

     Information concerning applicable sales charges and distribution-related and shareholder servicing-related fees is provided above. Investments in the Funds are not insured. The minimum initial purchase requirement for each Fund is $1,000. There is no minimum for subsequent purchases of shares of either Fund. Each Fund provides for telephone, mail or wire redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption request on each day the New York Stock Exchange ("NYSE") is open for trading. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the Funds' Prospectuses. Each Fund may involuntarily redeem shareholders' accounts that have less than $1,000 of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.


Exchange Privileges

     Holders of shares of a class of each Fund may exchange their shares for shares of the same class of any other Evergreen fund. Each Fund limits exchanges to five per calendar year and three per calendar quarter. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000. The current exchange privileges, and the requirements and limitations attendant thereto, are described in the Funds' Prospectuses and Statement of Additional Information.


Dividend Policy

     Each Fund distributes its investment company taxable income quarterly and its net realized gains at least annually. Shareholders begin to earn dividends on the first business day after shares are purchased unless shares were not paid for, in which case dividends are not earned until the next business day after payment is received. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See the Funds' Prospectuses for further information concerning dividends and distributions.

     After the Merger, shareholders of American Retirement Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Income and Growth Fund reinvested in shares of Income and Growth Fund. Shareholders of American Retirement Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Income and Growth Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of Income and Growth Fund.

     Each of Income and Growth Fund and American Retirement Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, so long as each Fund distributes all of its net investment company taxable income and any net realized gains to shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

Risks

         An investment in each Fund is subject to certain risks. There is no assurance that investment performances will be positive and that the Funds will meet their investment objectives. For a discussion of each Fund's objectives and policies, see "Comparison of Investment Objectives and Policies."

         Each Fund may invest in foreign securities. Incoma and Growth Fund may invest up to 50% of its assets in foreign securities and American Retirement may invest up to 20% of its assets in foreign securities. Investments in foreign securities require consideration of certain factors not normally associated with investments in securities of U.S. issuers. For example, a change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Securities markets of foreign countries generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid. Lack of liquidity may affect a Fund's ability to purchase or sell large blocks of securities and thus obtain the best price. In addition, a Fund may incur costs associated with currency hedging and the conversion of foreign currency into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currency. Other considerations include political and social instability, expropriation, the lack of available information, higher transaction costs (including brokerage charges), increased custodian charges associated with holding foreign securities and different securities settlement practices.

         American Retirement Fund may invest a portion of its assets in securities rated below Baa by Moody's or BBB by S&P (commonly known as "junk bonds"). These lower rated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. However, while the market values of lower-rated securities tend to react less to fluctuations in interest rate levels than the market values of higher rated securities, the market values of certain lower-rated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated securities generally present a higher degree of credit risk. Issuers of lower-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

         Both Funds may invest their assets in investments related to real estate. The risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgages real estate investment trusts may be affected by the quality of credit extended.

         Both Funds are subject to interest rate risk. Interest rate risk is triggered by the tendency for the value of debt securities to fall when interest rates go up. Since both Funds invest a significant portion of their portfolio in debt securities, if interest rates rise, then the value of the Funds' securities may decline. When interest rates go down, interest earned by the Funds on their investments may also decline, which could cause the Funds to reduce the dividend they pay.

         Both Funds are subject to stock market risk. The Funds' value will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates, When economic growth slows, or interest or inflation rates increase, securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the value of an dividend yield and total return earned on a shareholder's investment in the Funds' would likely decline. Even if general economic conditions do not change, a shareholder's investment in the Funds may decline in value if the particular industries, issuers or sectors the Funds invest in do not perform well.

         Both Funds are also subject to credit risk. The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. If the Funds invest in debt securities then the value of and total return earned on a shareholder's investment in the Funds may decline if an issuer fails to pay an obligation on a timely basis.


                             REASONS FOR THE MERGER

     At a regular meeting held on March 12, 1999, all of the Trustees of Evergreen Equity Trust, including the Independent Trustees, considered and approved the Merger as in the best interests of shareholders of American Retirement Fund and determined that the interests of existing shareholders of American Retirement Fund will not be diluted as a result of the transactions contemplated by the Merger. During their consideration of the Merger, the Trustees met with Fund counsel to the Independent Trustees regarding the legal issues involved.

     Before approving the Plan, the Trustees reviewed various factors about the Funds and the proposed Merger. The Trustees considered among other things:

o    the terms and conditions of the Merger;
o    whether the Merger would result in the dilution of shareholders' interests;
o expense ratios, fees and expenses of Income and Growth Fund and American Retirement Fund;
o    the comparative  performance  records of each of the Funds;
o    compatibility  of their  investment  objectives  and policies;
o    the investment experience, expertise  and  resources  of  Evergreen  Asset;
o the service and distribution resources available to the Evergreen funds and the broad array of investment alternatives available to shareholders of the Evergreen funds;
-- the personnel and financial resources of First Union and its affiliates;
-- the fact that FUNB will bear the expenses incurred by American Retirement
   Fund in connection  with the  Merger;
-- the fact that Income and Growth Fund will assume the identified liabilities of American Retirement Fund;
-- the expected federal income tax consequences of the Merger. and of alternatives available to shareholders of American Retirement Fund, including the ability to redeem their shares.

     In approving the Merger, the Trustees considered the relative size of American Retirement Fund as well as investment style. The Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved by combining American Retirement Fund with Income and Growth Fund. As of December 31, 1998, Income and Growth Fund's total assets were approximately $892.9 million and American Retirement Fund's total assets were approximately $228.3 million. The Trustees also considered that although Income and Growth Fund has a larger stock component than American Retirement Fund, both Funds have exhibited similar portfolio characteristics. For example, Income and Growth Fund has 136 holdings and a median market capitalization of $2.7 billion, while American Retirement Fund has 147 holdings and a median market capitalization of $2.5 billion. By merging into Income and Growth Fund, shareholders of American Retirement Fund would have the benefit of a larger fund with greater investment flexibility than American Retirement Fund, which is more conservative in nature.

     Although the past year's performance has been higher for American Retirement Fund than for Income and Growth Fund, the Trustees considered American Retirement Fund's redemption activity. The Evergreen Fund Family currently consists of four balanced funds, one of which is American Retirement Fund. Although total net assets in the balanced funds increased over 1998, there was a decline in overall gross sales and American Retirement Fund experienced net redemptions during the last few months of 1998. Concurrently, during the last quarter of 1998 Income and Growth Fund outperformed American Retirement Fund by approximately 3 basis points. The Trustees also considered that during the first quarter of 1999, net assets decreased in American Retirement Fund by $20 million.

     The Trustees also considered the relative expenses of the Funds. Currently, the expense ratio of American Retirement Fund is lower than that of Income and Growth Fund. If the Merger takes place, the advisory contract of Income and Growth Fund would be amended to lower the advisory fee . This change in advisory fee as well as the efficiencies achieved in operating a larger mutual fund would result in the combined fund having comparable expenses to American Retirement Fund.

     Due to its relative size and recent high redemption activity, merging American Retirement Fund into Income and Growth Fund would provide greater potential benefit to shareholders. Accordingly, for the reasons noted above and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees believe that the proposed Merger would be in the best interests of each Fund and its shareholders.



                THE TRUSTEES OF EVERGREEN EQUITY TRUST RECOMMEND
       THAT THE SHAREHOLDERS OF AMERICAN RETIREMENT FUND APPROVE
                              THE PROPOSED MERGER.


Agreement and Plan of Reorganization

     The following summary is qualified in its entirety by reference to the Plan (Exhibit A hereto).

     The Plan provides that Income and Growth Fund will acquire all of the assets of American Retirement Fund in exchange for shares of Income and Growth Fund and the assumption by Income and Growth Fund of the identified liabilities of American Retirement Fund on or about July 30, 1999 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, American Retirement Fund will endeavor to discharge all of its known liabilities and obligations. Income and Growth Fund will not assume any liabilities or obligations of American Retirement Fund other than those reflected in an un-audited statement of assets and liabilities of American Retirement Fund prepared as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date. The number of full and fractional shares of each class of Income and Growth Fund to be received by the shareholders of American Retirement Fund will be determined by multiplying the respective outstanding class of shares of American Retirement Fund by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of American Retirement Fund by the net asset value per share of the respective class of shares of Income and Growth Fund. Such computations will take place as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

     State Street Bank and Trust Company, the custodian for the Funds, will compute the value of each Fund's respective portfolio securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectuses and Statement of Additional Information of Income and Growth Fund, Rule 22c-1 under the 1940 Act, and with the interpretations of such Rule by the SEC's Division of Investment Management.

     At or prior to the Closing Date, American Retirement Fund will have declared a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) all of the Fund's net investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

     As soon after the Closing Date as conveniently practicable, American Retirement Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Income and Growth Fund received by American Retirement Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of American Retirement Fund's shareholders on Income and Growth Fund's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Income and Growth Fund due to the Fund's shareholders. All issued and outstanding shares of American Retirement Fund, including those represented by certificates, will be canceled. The shares of Income and Growth Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, American Retirement Fund will be terminated.

     The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by American Retirement Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of American Retirement Fund's shareholders, the Plan may be terminated (a) by the mutual agreement of American Retirement Fund and Income and Growth Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

     Whether or not the Merger is consummated, FUNB will pay the expenses incurred by American Retirement Fund in connection with the Merger (including the cost of any proxy soliciting agent). No portion of the expenses will be borne directly or indirectly by American Retirement Fund or its shareholders.

     If American Retirement Fund shareholders do not approve the Merger, the Trustees will consider other possible courses of action which may be in the best interests of shareholders.

Federal Income Tax Consequences

     The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Merger, American Retirement Fund will receive an opinion of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Merger:

          (1) The transfer of all of the assets of American Retirement Fund solely in exchange for shares of Income and Growth Fund and the assumption by Income and Growth Fund of the identified liabilities, followed by the distribution of Income and Growth Fund's shares by American Retirement Fund in dissolution and liquidation of American Retirement Fund, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and Income and Growth Fund and American Retirement Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

          (2) No gain or loss will be recognized by American Retirement Fund on the transfer of all of its assets to Income and Growth Fund solely in exchange for Income and Growth Fund's shares and the assumption by Income and Growth Fund of the identified liabilities of American Retirement Fund or upon the distribution of Income and Growth Fund's shares to American Retirement Fund's shareholders in exchange for their shares of American Retirement Fund;

          (3) The tax basis of the assets transferred will be the same to Income and Growth Fund as the tax basis of such assets to American Retirement Fund immediately prior to the Merger, and the holding period of such assets in the hands of Income and Growth Fund will include the period during which the assets were held by American Retirement Fund;

          (4) No gain or loss will be recognized by Income and Growth Fund upon the receipt of the assets from American Retirement Fund solely in exchange for the shares of Income and Growth Fund and the assumption by Income and Growth Fund of the identified liabilities of American Retirement Fund;

          (5) No gain or loss will be recognized by American Retirement Fund's shareholders upon the issuance of the shares of Income and Growth Fund to them, provided they receive solely such shares (including fractional shares) in exchange for their shares of American Retirement Fund; and

          (6) The aggregate tax basis of the shares of Income and Growth Fund, including any fractional shares, received by each of the shareholders of American Retirement Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of American Retirement Fund held by such shareholder immediately prior to the Merger, and the holding period of the shares of Income and Growth Fund, including fractional shares, received by each such shareholder will include the period during which the shares of American Retirement Fund exchanged therefor were held by such shareholder (provided that the shares of American Retirement Fund were held as a capital asset on the date of the Merger).

     Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Merger is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of American Retirement Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Income and Growth Fund shares he or she received. Shareholders of American Retirement Fund should consult their tax advisers regarding the effect, if any, of the proposed Merger in light of their individual circumstances. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Income and Growth Fund. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of American Retirement Fund should also consult their tax advisers as to the state and local tax consequences, if any, of the Merger.

     Capital loss carryforwards of American Retirement Fund will be available to Income and Growth Fund to offset capital gains recognized after the Merger, subject to limitations imposed by the Code. These limitations provide generally that the amount of loss carryforward which may be used in any year following the closing is an amount equal to the value of all of the outstanding stock of American Retirement Fund immediately prior to the Merger, multiplied by a long-term tax-exempt bond rate determined monthly by the Internal Revenue Service. The rate for April, 1999 was 4.78%. A capital loss carryforward may generally be used without any limit to offset gains recognized on sale of assets transferred by American Retirement Fund to Income and Growth Fund pursuant to the Merger, to the extent of the excess of the value of any such asset on the Closing Date over its tax basis.

Pro-forma Capitalization

     The following table sets forth the capitalizations of American Retirement Fund and Income and Growth Fund as of January 31, 1999 and the capitalization of Income and Growth Fund on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.741622, 0.743753, 0.745713 and
0.741262 for Class A, Class B, Class C and Class Y shares, respectively, of Income and Growth Fund issued for each Class A, Class B, Class C and Class Y share, respectively, of American Retirement Fund.


                   Capitalization of American Retirement Fund,
          Income and Growth Fund and Income and Growth Fund (Pro Forma)

                                   American     Income and   Income and Growth
                                  Retirement    Growth Fund  Fund (After Merger)
                                     Fund
Net Assets
     Class A..................     $28,166,519   $13,379,023        $41,545,542
     Class B..................    $157,742,467   $51,033,169       $208,775,636
     Class C..................      $2,195,110    $1,074,297         $3,269,407
     Class Y..................     $34,013,389  $806,846,513       $840,859,902
                                   -----------   ------------      ------------
     Total Net Assets.........    $222,117,485  $872,333,002     $1,094,450,487
Net Asset Value Per Share
     Class A..................      $15.27          $20.59            $20.59
     Class B..................      $15.18          $20.41            $20.41
     Class C..................      $15.22          $20.41            $20.41
     Class Y..................      $15.27          $20.60            $20.60
Shares Outstanding
     Class A..................     1,844,690         649,834         2,017,897
     Class B..................    10,388,825       2,500,100        10,226,820
     Class C..................       144,220          52,629           160,176
     Class Y..................     2,226,978      39,171,763        40,822,537
                                   ---------      ----------        ----------
     All Classes..............    14,604,713      42,374,326        53,227,430

     The table set forth above should not be relied upon to reflect the number of shares to be received in the Merger; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Merger.

Shareholder Information

     As of May 5, 1999 (the "Record Date "), the following number of each Class of shares of beneficial interest of American Retirement Fund was outstanding:

          Class of Shares
          Class A........
          Class B........
          Class C........
          Class Y........
          All Classes....

     As of the Record Date, the officers and Trustees of Evergreen Equity Trust beneficially owned as a group less than 1% of the outstanding shares of American Retirement Fund. To Evergreen Equity's knowledge, the following persons owned beneficially or of record more than 5% of American Retirement Fund's total outstanding shares as of the Record Date:

                                                           Percentage of  Percentage of
                                                               Shares of      Shares of
                                                             Class Before    Class After
                        Name and         Class No. of Shares    Merger         Merger
      Address
  [ to be supplied]















                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

     The following discussion is based upon and qualified in its entirety by the descriptions of the respective investment objectives, policies and restrictions set forth in the Prospectuses and Statement of Additional Information of the Funds. The investment objectives, policies and restrictions of each Fund can be found in the Prospectuses for Income and Growth Fund under the caption "Fund Summaries-Evergreen Income and Growth Fund" and in the Prospectuses for American Retirement Fund under the caption "Description of the Funds-Investment Objectives and Policies." The Prospectuses for Income and Growth Fund and American Retirement Fund also offer additional funds advised by FUNB or its affiliates. These additional funds are not involved in the Merger, their investment objectives and policies are not discussed in the Prospectus/Proxy Statement and their shares are not offered hereby. The investment objective of each Fund is non-fundamental and can be changed by the Board of Trustees without shareholder approval.

         The investment objective of Income and Growth Fund is to seek current income and capital growth in the value of its shares by investing in common stocks, preferred stocks, securities convertible into common stocks and fixed income securities. The Fund may invest up to 50% of its total assets in the securities of foreign securities and up to 25% in bonds. The Fund's portfolio will vary over time depending upon the economic outlook and market conditions and the composition of the portfolio will be subject to the discretion of the investment advisor.

         Ordinarily the Income and Growth Fund anticipates that approximately 75% of its portfolio will consist of equity securities (including convertible preferred stock) and the other 25% of debt securities (including convertible debt securities). In seeking capital appreciation, the Fund expects that its investments will provide growth over the long-term.

         The investment objectives of American Retirement Fund in order of priority are conservation of capital, reasonable income and capital growth. The Fund invests in a diversified and balanced portfolio of equity and fixed income securities, with an emphasis on income-producing securities which appear to have potential for capital enhancement. The Fund's investment advisor may vary the amount invested in each type of security in response to changing market conditions to take advantage of relative undervaluation in either the stock or bond markets. The Fund anticipates that approximately 50% of its portfolio will consist of equity securities (including securities convertible into equity securities) and 50% of fixed income securities. Generally, approximately half of the equity portion of the Fund's portfolio will be invested in common stocks and half in bonds and preferred stocks convertible into common stock. In addition, the Fund may invest up to 20% of its assets in securities of foreign issuers.

         The American and Retirement Fund anticipates that approximately half of the fixed income portion of the Fund's portfolio will be invested in marketable obligations of, or guaranteed by, the U.S. government. The balance will be invested in corporate obligations rated no lower than A by Moody's or S&P. The Fund may at times emphasize the generation of interest income by investing in high-yielding debt securities, with short and medium to long-term maturities.

         The characteristics of each investment policy and the associated risks are described in the Funds' Prospectus and Statement of Additional Information. The Funds have other investment policies and restrictions which are also set forth in the Statement of Additional Information.



                       INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization

     Evergreen Equity Trust is an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. Evergreen Equity Trust is organized as a Delaware business trust and is governed by its Declaration of Trust, By-Laws, a Board of Trustees and by applicable Delaware and federal law. Income and Growth Fund and American Retirement Fund are series of Evergreen Equity Trust.


Capitalization

     The beneficial interests in Income and Growth Fund and American Retirement Fund are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share. Evergreen Equity Trust's Declaration of Trust permits the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund's shares represent equal proportionate interests in the assets belonging to the Funds. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.


Shareholder Liability

     Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists in any other state. As a result, to the extent that Evergreen Equity Trust or a shareholder is subject to the jurisdiction of courts in those states, it is possible that a court may not apply Delaware law, and may thereby subject shareholders of Evergreen Equity Trust to liability. To guard against this risk, the Declaration of Trust of Evergreen Equity Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Equity Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Equity Trust is remote.

Shareholder Meetings and Voting Rights

     Evergreen Equity Trust on behalf of Income and Growth Fund and American Retirement Fund is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen Equity Trust. In addition, Evergreen Equity Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Evergreen Equity Trust does not currently intend to hold regular shareholder meetings. Cumulative voting is not permitted. Except when a larger quorum is required by applicable law, with respect to both Funds, 25% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter. For each Fund, a majority (greater than 50%) of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

     Under the Declaration of Trust of Evergreen Equity Trust, each share of Income and Growth Fund and American Retirement Fund will be entitled to one vote for each dollar of net asset value applicable to such share.

Liquidation or Dissolution

     In the event of the liquidation of Income and Growth Fund or American Retirement Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund.



Liability and Indemnification of Trustees

     Under the Declaration of Trust of Evergreen Equity Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

     The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of Evergreen Equity Trust, its By-Laws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.


                             ADDITIONAL INFORMATION

     Income and Growth Fund. Information concerning the operation and management of Income and Growth Fund is incorporated herein by reference from the Prospectuses dated December 1, 1998, copies of which are enclosed, and Statement of Additional Information of the same date. A copy of such Statement of Additional Information is available upon request and without charge by writing to Income and Growth Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-343-2898.

     American Retirement Fund. Information about the Fund is included in its current Prospectuses dated August 1, 1998 and in the Statement of Additional Information of the same date, that have been filed with the SEC, all of which are incorporated herein by reference. Copies of the Prospectuses and Statement of Additional Information are available upon request and without charge by writing to American Retirement Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-343-2898.

     Income and Growth Fund and American Retirement Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional
Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048.

     The SEC maintains a Web site (http://www.sec.gov) that contains the Funds' Statements of Additional Information and other material incorporated by reference herein together with other information regarding Income and Growth Fund and American Retirement Fund.



                    VOTING INFORMATION CONCERNING THE MEETING

     This Prospectus/Proxy Statement is being sent to shareholders of American Retirement Fund in connection with a solicitation of proxies by the Trustees of Equity Trust, to be used at the Special Meeting of Shareholders to be held at 2:00 p.m., July 23, 1999, at the offices of the Evergreen funds, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of American Retirement Fund on or about June 2, 1999. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of 25% of the outstanding shares entitled to vote at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Merger and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not have the effect of being counted as votes against the Plan, which must be approved by a majority of the votes cast and entitled to vote. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of Evergreen Equity Trust at the address set forth on the cover of this Prospectus/Proxy Statement. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Merger contemplated thereby.

     Approval of the Plan will require the affirmative vote of a majority of the votes cast and entitled to vote, with all classes voting together as a single class at the Meeting at which a quorum of the Fund's shares is present. Each share outstanding is entitled to one vote for each dollar of net asset value applicable to such share.

     Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, email or personal solicitations conducted by officers and employees of FUNB, its affiliates or other representatives of American Retirement Fund (who will not be paid for their soliciting activities). If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement, vote by fax or attend in person. Any proxy given by you is revocable.

     In the event that sufficient votes to approve the Merger are not received by July 23, 1999, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

     A shareholder who objects to the proposed Merger will not be entitled under either Delaware law or the Declaration of Trust of Evergreen Equity Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of Income and Growth Fund which they receive in the transaction at their then-current net asset value. Shares of American Retirement Fund may be redeemed at any time prior to the consummation of the Merger. Shareholders of American Retirement Fund may wish to consult their tax advisers as to any differing consequences of redeeming Fund shares prior to the Merger or exchanging such shares in the Merger.

     American Retirement Fund does not hold annual shareholder meetings. If the Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Evergreen Equity Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Fund in a reasonable period of time prior to the meeting.

     The votes of the shareholders of Income and Growth Fund are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Merger.

     NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise American Retirement Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.


                        FINANCIAL STATEMENTS AND EXPERTS

     The Annual Report of Income and Growth Fund as of July 31, 1998, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

     The Annual Report of American Retirement Fund as of March 31, 1998, and the financial highlights and financial statements for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, incorporated by reference herein and upon the authority of said firm as experts in accounting and auditing.


                                  LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Income and Growth Fund will be passed upon by Sullivan & Worcester LLP, Washington, D.C.


                                 OTHER BUSINESS

     The Trustees of Evergreen Equity Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

     THE TRUSTEES OF EVERGREEN EQUITY TRUST RECOMMEND APPROVAL OF THE PLAN AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.


June 2, 1999

                                                                       EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 30th day of April, 1999, by and between Evergreen Equity Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Trust"), with respect to its Evergreen Income and Growth Fund series (the "Acquiring Fund"), and the Trust, with respect to its Evergreen American Retirement Fund series (the "Selling Fund").

     This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B, Class C and Class Y shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

     WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund's shareholders;

     WHEREAS, the Trustees of the Trust have determined that the Selling Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


                                    ARTICLE I

           TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR THE
              ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

     1.1 The Exchange. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of each such class of the Selling Fund by the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").

     1.2 Assets to be Acquired. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

     The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

     The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the Reorganization or would violate the Selling Fund's fiduciary duty to its shareholders.

     1.3 Liabilities to be Assumed. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

     In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

     1.4 Liquidation and Distribution. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the combined Prospectus and Proxy Statement on Form N-14 to be distributed to shareholders of the Selling Fund as described in paragraph 5.7.

     1.6 Transfer Taxes. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 Reporting Responsibility. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

     1.8 Termination. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.


                                   ARTICLE II

                                    VALUATION

     2.1 Valuation of Assets. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2 Valuation of Shares. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information.

     2.3 Shares to be Issued. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to each of its classes by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Class A, Class B, Class C and Class Y shares of the Selling Fund will receive Class A, Class B, Class C and Class Y shares, respectively, of the Acquiring Fund.

     2.4 Determination of Value. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.


                                   ARTICLE III

                            CLOSING AND CLOSING DATE

     3.1 Closing Date. The Closing (the "Closing") shall take place on or about July 30, 1999 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. at the offices of the Evergreen funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

     3.2 Custodian's Certificate. State Street Bank and Trust Company, as custodian for the Selling Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that (a) the Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

     3.3 Effect of Suspension in Trading. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.4 Transfer Agent's Certificate. Evergreen Service Company, as transfer agent for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, its transfer agent, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1   Representations of the Selling Fund.   The Selling Fund represents
     and warrants to the Acquiring Fund as follows:

          (a) The Selling Fund is a separate investment series of a Delaware business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

          (b) The Selling Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

          (c) The current prospectuses and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

          (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

          (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          (g) The financial statements of the Selling Fund at March 31, 1998 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

          (h) Since March 31, 1998 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

          (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

          (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

          (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

          (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

          (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling
     Fund and, subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

          (n) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

          (o) The Prospectus and Proxy Statement of the Selling Fund to be included in the Registration Statement (as defined in paragraph 5.7) (other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.2   Representations of the Acquiring Fund.   The Acquiring Fund
     represents and warrants to the Selling Fund as follows:

          (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

          (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

          (f) The financial statements of the Acquiring Fund at July 31, 1998 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

          (g) Since July 31, 1998 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

          (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

          (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

          (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

          (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

          (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

          (m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

          (n) The Prospectus and Proxy Statement (as defined in paragraph 5.7) to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

          (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.


                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

     5.1 Operation in Ordinary Course. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

     5.2 Approval of Shareholders. The Trust will call a meeting of the Selling Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 Investment Representation. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4 Additional Information. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

     5.5 Further Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

     5.6 Statement of Earnings and Profits. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG Peat Marwick LLP and certified by the Trust's President and Treasurer.

     5.7 Preparation of Form N-14 Registration Statement. The Selling Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the proxy statement, referred to in paragraph 4.1(o) (the "Prospectus and Proxy Statement"), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act in connection with the meeting of the Selling Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

     5.8 Capital Loss Carryforwards. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquiring Fund shall cause KPMG Peat Marwick LLP, and the Selling Fund shall cause KPMG Peat Marwick LLP to issue a letter addressed to the Acquiring Fund and the Selling Fund, in form and substance satisfactory to the Funds, setting forth the federal income tax implications relating to capital loss carry forwards (if any) of the Selling Fund and the related impact, if any, of the proposed transfer of all of the assets of the Selling Fund to the Acquiring Fund and the ultimate dissolution of the Selling Fund, upon the shareholders of the Selling Fund.


                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

     The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's Secretary or Assistant Secretary, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

     6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

          (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

          (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

          (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

          (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

          (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

          (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus and Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

          (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

          (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

     In this paragraph 6.2, references to the Prospectus and Proxy Statement include and relate to only the text of such Prospectus and Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.


                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring
Fund on the Closing Date a certificate executed in its name by the Trust's Secretary or Assistant Secretary, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

     7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

     7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Selling Fund, in a form satisfactory to the Acquiring Fund covering the following points:

          (a) The Selling Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

          (b) The Selling Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

          (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

          (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-laws, or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

          (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus and Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

          (g)  Such  counsel  does  not  know  of  any  legal  or   governmental
     proceedings, insofar as they relate to the Selling Fund existing on or before the date of mailing of the Prospectus and Proxy Statement and the Closing Date, required to be described in the Prospectus and Proxy Statement or to be filed as an exhibit to the Registration Statement which are not described or filed as required.

          (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus and Proxy Statement.

          (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

     In this paragraph 7.3, references to the Prospectus and Proxy Statement include and relate to only the text of such Prospectus and Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.


                                  ARTICLE VIII

               FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
                       ACQUIRING FUND AND THE SELLING FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Trust's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

     8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's net investment company taxable income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

     8.6 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

          (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

          (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

          (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

          (d)  No  gain  or  loss  will  be   recognized  by  the  Selling  Fund
     Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

          (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

          (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

     Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

     8.7 The Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

          (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

          (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund; and

          (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus and Proxy Statement were prepared based on the valuation of the Selling Fund's assets in accordance with the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information pursuant to procedures customarily utilized by the Acquiring Fund in valuing its own assets;

          (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratios appearing in the Registration Statement and Prospectus and Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by Selling Fund's management and were found to be mathematically correct.

     In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the calculation of net asset value per share of the Selling Fund as of the Valuation Date was determined in accordance with generally accepted accounting principles and the portfolio valuation practices of the Acquiring Fund.

     8.8 The Selling Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

          (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

          (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus and Proxy Statement, and inquiries of appropriate officials of the Trust responsible for financial and accounting matters, nothing came to their attention that caused them to believe that such unaudited pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

          (c) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

          (d) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratio appearing in the Registration Statement and Prospectus and Proxy Statement agree with written estimates by each Fund's management and were found to be mathematically correct.


                                   ARTICLE IX

                                    EXPENSES

     9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund will be borne by First Union National Bank ("FUNB"). Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus and Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.


                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.


                                   ARTICLE XI

                                   TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

          (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

          (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Trust, the respective Trustees or officers, to the other party or its Trustees or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.



                                   ARTICLE XII

                                   AMENDMENTS

     12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.


                                  ARTICLE XIII

   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 It is expressly agreed that the obligations of the Acquiring Fund and the Selling Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquiring Fund and of the Selling Fund, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquiring Fund and the Selling Fund and signed by authorized officers of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund and of the Selling Fund as provided in the Declaration of Trust of the Trust.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                              EVERGREEN EQUITY TRUST
                              On behalf of Evergreen Income and Growth Fund



                               By:_____________________________
                                      Name:
                                      Title:

                              EVERGREEN EQUITY TRUST
                              On behalf of Evergreen American Retirement Fund



                              By:______________________________
                                      Name:
                                      Title:

                                                                       EXHIBIT B



                                    EVERGREEN
                             Income and Growth Fund
 -------------------------------------------------------------------------------
                      Fund at a Glance as of July 31, 1998


The Fund's  performance  was helped by  investments  in companies in a number of
different    industries,    including:    healthcare,    banks   and    thrifts,
telecommunications, and consumer-related stocks.



                                    Portfolio
                                   Management
--------------------------------------------------------------------------------

                 [PICTURE OF NOLA MADDOX FALCONE APPEARS HERE]

                           Nola Maddox Falcone, CFA
                             Tenure:  August 1978


                  [PICTURE OF IRENE D. O'NEILL APPEARS HERE]

                               Irene D. O'Neill
                            Tenure:  December 1997

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                           [STYLE BOX APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 6/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1998 Morningstar, Inc.


--------------------------------------------------------------------------------
                           Performance and Returns*
--------------------------------------------------------------------------------

                                    Class A   Class B   Class C    Class Y
Inception Date                       1/3/95    1/3/95    1/3/95    8/31/78
 ................................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge               2.80%     2.29%     6.16%       n/a
 ................................................................................
1 year w/o sales charge                7.93%     7.13%     7.13%      8.16%
 ................................................................................
3 years                               12.55%    12.77%    13.56%     14.68%
 ................................................................................
5 years                                  --        --        --      10.90%
 ................................................................................
10 years                                 --        --        --      10.78%
 ................................................................................
Since Inception                       14.85%    14.99%    15.56%     14.25%
 ................................................................................
Maximum Sales Charge                   4.75%     5.00%     1.00%       n/a
                                   Front End    CDSC       CDSC
 ................................................................................
30-day SEC Yield                       2.16%     1.50%     1.60%      2.53%
 ...............................................................................
12-month income dividends
per share                           $  1.02   $  0.85   $  0.85   $   1.08
 ................................................................................
12-month capital gain
distributions per share             $  1.59   $  1.59   $  1.59   $   1.59
 ................................................................................

*    Adjusted for maximum applicable sales charge

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


 Date             Class A          Wilshire 5000          LIFA             CPI

1/3/95              9,525              10,000            10,000           10,000
Jul-95             10,962              12,415            11,504           10,187
Jul-96             11,847              14,239            12,602           10,485
Jul-97             15,210              20,960            15,440           10,721
Jul-98             16,409              25,821            16,727           10,902



Comparison of change in value of a $10,000 investment in Evergreen Income and Growth Fund Class A, the Wilshire 5000 Index, the Lipper Income Funds Average
(LIFA), and the Consumer Price Index (CPI).



Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Wilshire 5000 Index and the Lipper Income Funds Average are unmanaged market indexes and do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Income and Growth Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview

How did the Fund perform during the year?

In the fiscal year ended July 31, 1998, the Fund sustained its above-average dividend distributions. For Class Y shares, the oldest class, these dividends were $0.27 per share each quarter, providing a yield in the top quartile of the Lipper Income Funds category. The Class Y shares have been able to sustain at least this level of dividend for the past 13 years. Yet, the Class Y shares have had an average annual total return of 14.25% since inception of the Fund on August 31, 1978. During the 12-month period that ended on July 31, 1998, the Fund's Class Y shares had a return of 8.16%. Class A, B and C shares had total returns of 7.93%, 7.13% and 7.13% respectively, unadjusted for applicable sales charges. During the same period the average return on the Lipper Income Funds category was 8.37% and the Wilshire 5000 Index had a return of 17.05%.


                                   Portfolio
                                Characteristics
                                ---------------
                         (as of 7/31/98 unless noted)

Total Net Assets                                                    $950,653,827
 ................................................................................
Number of Holdings                                                           150
 ................................................................................
P/E Ratio*                                                                 18.8x
 ................................................................................
Beta*                                                                       0.87
 ................................................................................
*as of 6/30/98



How would you describe the long-term strategy of the Fund?

The Fund is designed to be an income-producing alternative to bond investing while providing growth for greater protection against inflation. The investment strategy uses high yield undervalued convertible bonds, convertible preferred stocks, and common stocks to enhance both the Fund's income and defensive quality while aiming for significant capital appreciation.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(as a percentage of net assets)

[PIE                           CHART   APPEARS   HERE]  Common  Stock  --  65.7%
                               Convertible Preferred Stock -- 30.1% Convertible Debentures -- 3.3% Cash/Cash Equivalents -- 0.9%


What were some of the major contributors to performance?

The Fund's  performance  was helped by  investments  in companies in a number of
different    industries,    including:    healthcare,    banks   and    thrifts,
telecommunications, and consumer-related stocks.

Within the general health group, a leading performer was Bristol-Myers Squibb Co., which has produced a steady flow of new products that helped propel the company stock to a 44.7% return during the year. Another leading performer in the health group was ADAC Laboratories. This company has introduced an important imaging device that helps determine the spread of cancer. With strong revenue growth, this company's stock had a return of 39.8% during the fiscal year. A third health-related company that was a significant performer was Shared Medical Systems Corp., which provides computerization services that help hospitals and other health providers increase their operating efficiency. The stock in this company was up 41.4% during the fiscal year.

One of the principal investment themes at Evergreen is to invest in companies that we believe are temporarily

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Income and Growth Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


out of favor in the stock market, but have attractive underlying value. We call this the "value timing" strategy. A good example of this strategy in action was the Fund's investment in American Home Products, a major pharmaceutical company. The Fund purchased the stock on September 18, 1997, after the company's stock price had suffered a steep decline in the face of the controversy over the effects of the weight-control drug Fen-Phen. Our analysis indicated that the market had over-reacted to the potential liability and that the company's stock price was significantly undervalued. The stock produced a return of 46.4% for the Fund from the investment to the end of the fiscal year.

Consolidation has helped the investments in the bank and thrift industries, despite a slowdown in merger announcements by smaller banking institutions during the second half of the fiscal year as attention turned to merger announcements of very large banks. Among the investments that generated large returns for the Fund were several banks and thrifts that were acquired by larger banks. They included Firstbank of Illinois Co., which produced a return of 365% since the initial investment in March, 1991; Hudson Chartered Bancorp Inc., produced a 367% return since the Fund's investment in December, 1992; and Eagle Financial Corp., which produced a 280% return since the investment in November, 1992.

Among banks that have not been taken over, the best performers were M&T Bank Corp. (formerly First Empire) of Buffalo, New York, which rose 59.3% during the year, and First American Corp. of Tenn., which took over another Fund holding; Deposit Guaranty Corp. The investment in First American returned 67.3% during the year.

                                    Top 10
                                Equity Holdings
                                ---------------
                        (as a percentage of net assets)
                        -------------------------------

Telecom Corp. New Zealand Ltd.                                              4.1%
 ................................................................................
AirTouch Communications, Inc., 6.00%, Conv. Pfd.                            3.6%
 ................................................................................
Qualcomm Financial Trust I, 5.75%, Conv. Pfd.                               3.3%
 ...............................................................................
Marketspan Corp.                                                            3.0%
 ................................................................................
Wendy's Financing I, 5.00%, TECONS                                          2.8%
 ................................................................................
Houston Industries, Inc., 7.00%, ACES                                       2.8%
 ................................................................................
Armstrong World Industries, Inc.                                            2.1%
 ................................................................................
Meditrust Co. REIT                                                          2.0%
 ................................................................................
Bankers Trust Corp.                                                         2.0%
 ................................................................................
Peoples Energy Corp.                                                        1.9%
 ................................................................................


Telecommunications-related investments helped the Fund significantly. In fact, the leading contributor to performance during the fiscal year was Frontier Corp., which was up 67.3%. This company, the former Rochester Telephone Company, has expanded its long distance footprint through a savvy investment in the Quest Communications network, a nationwide state of the art fiber optic network which provides integrated voice, data and video communications. Frontier is also a potential acquisition candidate. Another telecommunications investment that helped the Fund's performance was the Air Touch Communications Convertible Preferred shares which were up 52% in the year. This company provides telecommunications services around the world. Worldcom, Inc. which has announced its intention to buy MCI, also provided a return of 54.8% for the Fund during the year as investors began to understand the potential for global growth in the telecommunications industry. These three telecommunications companies have potential to make inroads in telecom markets less encumbered by regulation such as that which impacts the Regional Bell Operating Companies.

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Income and Growth Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


Consumer-related stocks were a fourth group that helped performance. One of the leading contributors was La-Z-Boy Chair Co., which had a 51.5% return since the Fund's investment on August 4, 1997.

The primary weak areas were in the investments in foreign stocks, energy stocks and real estate investment trusts (REITs). Foreign investments, particularly Australian investments, suffered in sympathy with the economic crisis in Asia. During the year, we significantly reduced the foreign weighting in the Fund to decrease the vulnerability to problems in Asia.

Energy-related stocks were hurt by the mild winter reducing the need for heat and the worldwide slump in oil prices, while real estate stocks in general lagged the overall market.


                               Top 5 Industries
                               ----------------
                        (as a percentage of net assets)
                        -------------------------------

Banks                                                                      16.1%
 ...............................................................................
Utilities - Electric                                                        9.2%
 ................................................................................
Real Estate                                                                 7.4%
 ................................................................................
Telecommunication Services & Equipment                                      7.4%
 ................................................................................
Utilities - Gas                                                             7.1%
 ................................................................................


What Is your Outlook?

We expect the U.S. economy to grow with inflation remaining low. The equity market should be positive, particularly with the continued flow of funds into stocks and the persistence of merger-and-acquisition activity. We do have concerns, however, about the slowdown in Asia and the effect it is having on manufacturing employment in the United States. Because of this, we believe the market may experience continued volatility, which should produce opportunities for our value timing strategy. During the past year, the performance of the major market indices has been helped chiefly by a very narrow base of stocks of a relatively few large companies. We believe this has left very attractive investment opportunities in the securities of other companies. We believe our research discipline should enable us to identify opportunities to buy high-quality issues with attractive yield at attractive valuations. This positive outlook, combined with the possibility of further gains from merger-and- acquisition activity, gives us confidence for improving performance during the coming year.

                                                                      EXHIBIT A

                                   EVERGREEN
                            American Retirement Fund

                     Fund at a Glance as of March 31, 1998

We manage the Fund to participate in the growth opportunities in the stock market, while seeking to protect investors' principal and avoid taking too much risk.

                                    Portfolio
                                   Management
                    ----------------------------------------




                          (Photo of Irene D. O'Neill)
                             Irene D. O'Neill, CFA
                               Tenure: March 1988



            -------------------------------------------------------
                            CURRENT INVESTMENT STYLE





(Graphic appears Morningstar's Style Box is based on a portfolio date as here) of 3/31/98.



(Graphic appears      The Equity Style Box placement is based on a fund's
here)                 price-to-earnings and price-to-book ratio relative to the
                      S&P 500, as well as the size of the companies in which it invests, or median market capitalization.



                      The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

                      Source: 1998 Morningstar, Inc.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*

                               Class A      Class B      Class C     Class Y
Inception Date              1/3/95       1/3/95       1/3/95      3/14/88

Average Annual Returns

One year with sales charge   21.94%       22.06%       26.08%        n/a

One year w/o sales charge    28.02%       27.06%       27.08%       28.34%

3 years                      17.39%       17.68%       18.42%       19.51%

5 years                          -            -            -        13.59%

10 years                         -            -            -        12.25%

Since Inception              18.07%       18.32%       18.97%       12.18%

Maximum Sales Charge          4.75%        5.00%        1.00%        n/a
                            Front End      CDSC         CDSC

30-day SEC Yield              3.30%        2.72%        2.72%        3.71%

12-month income dividends
  per share                 $ 0.48      $ 0.36       $ 0.36       $ 0.52

12-month capital gain
  distributions per share   $ 0.34      $ 0.34       $ 0.34       $ 0.34

*Adjusted for maximum sales charge.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH

(Chart appears here. See the table below for plot points.)




                              1/95      3/95      9/95      3/96      9/96      3/97      9/97      3/98
Class A Shares                9,525    10,099    11,362    12,294    12,740    13,390    15,903    17,140
Consumer Price
     Index (CPI)             10,000    10,113    10,234    10,389    10,541    10,688    10,768    10,835
Lehman Brothers
     Government/Corporate
     Bond Index              10,000    10,498    11,393    11,645    11,906    12,164    13,048    13,673
Wilshire 5000                10,000    10,906    13,014    14,415    15,476    16,651    21,362    26,405



Comparison of a $10,000 investment in Evergreen American Retirement Fund, Class A shares, versus a similar investment in the Wilshire 5000 Index, the Lehman Brothers Government/Corporate Bond Index, and the Consumer Price Index (CPI).


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Wilshire 5000 Index and the Lehman Brothers Government/Corporate Bond Index are unmanaged indices. These indices do not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through March 31, 1998.


                                   EVERGREEN
                            American Retirement Fund



                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform during the year?


     The Fund had very good performance. For the 12 months ended March 31, 1998, the Fund's Class A shares had a total return of 28.02%, while B and C shares had returns of 27.06% and 27.08%, respectively. The Fund's Class Y shares had a total return of 28.34% for the 12 months. These returns are unadjusted for any applicable sales charges.
                           Portfolio Characteristics


       Total Net Assets                                           $233,819,342

       Number of Holdings                                                  184

       Beta                                                               0.48

       P/E Ratio                                                         16.5x
--------------------------------------------------------------------------------
     What was the investment environment like during the 12 months, and how did that affect strategy?


     Clearly, over the 12-month period, we had strong markets in both stocks and bonds. The Asian financial and currency crisis caused a great deal of turmoil in the stock market during the fourth quarter of 1997. After the end of the year, however, the tone of the market changed and the growth stocks that had led the market for most of 1997 took over again. In general, the large-capitalization, low-yielding stocks of companies like General Electric, IBM and the growth stocks selling at high multiples of earnings outperformed the value stocks on which we focus.


     We remained true to our long-term strategy, emphasizing the stocks of undervalued, higher-yielding companies as well as convertible preferred stocks and bonds. The fixed-income strategy focuses on high quality issues that add stability to the portfolio. We manage the Fund to participate in the growth opportunities in the stock market, while seeking to protect investors' principal and avoid taking too much risk.


     At the end of the fiscal year on March 31, 1998, 44% of the Fund's assets were invested in common stocks, 27.2% in convertible securities, and 26.8% in bonds, with the remainder in cash.


--------------------------------------------------------------------------------
                     ASSET ALLOCATION AS OF MARCH 31, 1998

(Pie chart appears with the following values.)

              Common Stocks--44.0%
              Fixed Income--26.8%
              Convertible Preferred Stocks--16.7%
              Convertible Debentures--10.5%
              Cash/Cash Equivalents--2.0%




--------------------------------------------------------------------------------
     What were your primary strategies during the year?


     We continued to invest in convertible securities as a way to participate in growth opportunities while also receiving income and reducing overall volatility. In particular, we invested in a number of companies that issued convertible stocks or bonds as a means of raising capital to make acquisitions to drive stronger earnings growth. Four investments that illustrate this emphasis are: Ingersoll Rand, a heavy equipment manufacturer; Pioneer Standard, a distributor of electronics and computer equipment; EVI, a company involved in oil field services; and Family Golf Centers, an operator of golf driving ranges.


     We also invested in the common stocks of a number of companies that were attempting to increase their earnings growth through restructurings. These included J.C. Penney, the retailer; Echlin and Dana, two auto

                                   EVERGREEN
                            American Retirement Fund




                          Portfolio Manager Interview

     parts companies; Stride Rite, a shoe company; and Union Pacific, the railroad company. These were all companies that recognized the need to improve their rate of earnings growth and are taking action to achieve it.
                            Top 10 Equity Holdings
                        (as a percentage of net assets)


       Central Garden & Pet Co.                                           1.4%

       Family Golf Centers, Inc.                                          1.3%

       Nabors Industries, Inc.                                            1.2%

       Proffits, Inc.                                                     1.1%

       Pioneer Standard Financial Trust                                   1.1%

       Carpenter Technology Corp.                                         1.0%

       Shared Medical System Corp.                                        1.0%

       Thomas & Betts Corp.                                               1.0%

       Houston Industries, Inc.                                           1.0%

       Equitable Companies, Inc.                                          0.9%
--------------------------------------------------------------------------------
     What was the best performing industry for the Fund during the year?


     Four industries stood out: broadcasting and entertainment; banks and thrifts; healthcare; and retailing. The best performing group was broadcasting and entertainment, particularly the stocks of radio and cable television companies. In most cases, we owned the convertible security, rather than the common stock. The best performing investment for the Fund, however, was the common stock of Chancellor Media, a company that owns a group of radio stations. This stock, which was originally purchased as a convertible, was up 212.9% during the year. The entire group of radio company stocks performed very well, benefiting from stable audience trends and robust pricing power. Consolidation of station ownership has reduced competition, thereby driving strong revenue and cash flow growth of the stations.


     In the same industry category, we owned the convertible securities of a number of cable television companies, which performed well. Investors are expecting these companies to enjoy faster revenue growth by offering digital cable TV with expanded channel offerings and by raising prices. These companies are also beginning to offer interactive services, such as Internet access, which will drive future growth.

                          Industry Allocation-Equity


       Banks                                                              7.5%

       Utilities - Electric                                               5.8%

       Finance & Insurance                                                5.5%

       Oil Field Services                                                 5.1%

       Publishing, Broadcasting & Entertainment                           4.4%
--------------------------------------------------------------------------------
     What was responsible for the good performance of banks and thrifts, healthcare and retailing companies?


     In banks and thrifts, we emphasized regional institutions benefiting from a growing economy coupled with low inflation. These factors, combined with low interest rates are supporting earnings for the industry by reducing credit quality problems. These companies should continue to have good earnings growth, reflecting improvements in their operational efficiencies and modest loan growth. Stock prices of banks and thrifts also have been rising because ongoing consolidation of the industry has been driving valuations higher.


     The healthcare industry also enjoyed double-digit sales and earnings growth. Pharmaceutical stocks in particular performed very well, although the best-performing stock within the group was Shared Medical Systems, which provides information systems for hospitals and large healthcare networks. This company is experiencing strong growth as healthcare providers seek ways to cope with the pressures of managed care by reducing costs.


     The retailing industry was supported by strong gains in the disposable income of consumers. Two companies in particular drove the performance of this group:
     J.C. Penney, the national department store chain; and

                                   EVERGREEN
                            American Retirement Fund

                          Portfolio Manager Interview

     Proffitt's, a regional department store chain that is growing through acquisitions.


     It is interesting to note that all four of these industries - broadcasting and entertainment, banks and thrifts, healthcare and retailing - were relatively untouched by the market uncertainty brought on by the Asian crisis.
                           Industry Allocation-Bonds


       Government Agency Notes & Bonds                                   24.4%

       Finance & Insurance                                                0.9%

       Treasury Notes & Bonds                                             0.7%

       Banks                                                              0.4%

       Telecommunication Services & Equipment                             0.4%
--------------------------------------------------------------------------------
     Were there any disappointing areas?


     The weakest area was energy, which we still believe has good long-term prospects. The performance of this group was directly tied to the price of crude oil, which started declining in the fall of 1997. The performance of the entire energy industry was influenced by fear of expanding energy supplies from OPEC combined with weaker energy demand caused by the Asian crisis, and the mild winter in the United States related to the El Nino effect.


     We are optimistic, however, that energy prices will recover. Weather effects are never permanent. Globally, demand for energy is growing at about 2% a year and this should continue. As emerging economies work through their current problems, demand will start increasing again. We think that energy is one of the more undervalued areas in the stock market today.

--------------------------------------------------------------------------------
     How is the fixed income portion of the portfolio invested?


     We continue to emphasize very high credit quality, with the great majority of the bonds in U.S. government or agency securities. The average credit quality is AAA. We also have kept average maturity relatively short. We manage the fixed income portfolio to seek healthy yields while trying to reduce the overall volatility of the portfolio by maintaining high credit quality and short maturities.
                              Top 5 Bond Holdings
                        (as a percentage of net assets)


       Federal National Mortgage Association                             10.1%

       Federal Home Loan Bank                                             9.4%

       Federal Home Loan Mortgage Corp.                                   3.9%

       U.S. Treasury Bond                                                 0.7%

       American General Finance Corp.                                     0.4%
--------------------------------------------------------------------------------
     What is your outlook?


     We will continue to look for undervalued situations and good investment opportunities we believe haven't been recognized by the market. The Fund is managed conservatively, emphasizing companies with relatively higher yields so that no matter what the market condition, the Fund will continue to seek the stability we think shareholders expect.

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                       OF

                             INCOME AND GROWTH FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                       EVERGREEN AMERICAN RETIREMENT FUND

                                  A Series of

                            EVERGREEN EQUITY TRUST
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 343-2898

                        By and In Exchange For Shares of

                        EVERGREEN INCOME AND GROWTH FUND

                                   a Series of

                            EVERGREEN EQUITY TRUST
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 343-2898


         This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of Evergreen American Retirement Fund (the "American Retirement Fund"), a series of Evergreen Equity Trust, in exchange for Class A shares (to be issued to holders of Class A shares of American Retirement Fund), Class B shares (to be issued to holders of Class B shares of American Retirement Fund) and Class Y shares (to be issued to holders of Class Y shares of American Retirement Fund) of beneficial interest, $.001 par value per share, of Income and Growth Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein.

(1) The Statement of Additional Information of Income and Growth Fund dated April 1, 1998.


(2) The Statement of Additional Information of American Retirement Fund dated August 1, 1998.

(3)      Annual Report of American Retirement Fund for the year ended
         March 31, 1998.

(4) Semi-Annual Report of American Retirement Fund for the six month period ended September 30, 1998.

(5)      Annual Report of Income and Growth Fund for the year ended
         July 31, 1998.

(6) Semi-Annual Report of Income and Growth Fund for the six-month period ended January 31, 1999.

(7)      Pro Forma Financial Statements for January 31, 1999.


                This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Income and Growth Fund and Evergreen American Retirement Fund dated June 2, 1999. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Evergreen Equity Trust at the telephone numbers or addresses set forth above.

                  The date of this Statement of Additional Information is April 1, 1998.



                             EVERGREEN EQUITY TRUST

                               200 BERKELEY STREET
                           BOSTON, MASSACHUSETTS 02116
                                 (800) 633-2700

                             GROWTH AND INCOME FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                  APRIL 1, 1998

                     EVERGREEN BLUE CHIP FUND ("BLUE CHIP")
               EVERGREEN GROWTH AND INCOME FUND ("GROWTH/INCOME")
               EVERGREEN INCOME AND GROWTH FUND ("INCOME/GROWTH")
              EVERGREEN SMALL CAP EQUITY INCOME FUND ("SMALL CAP")
                EVERGREEN FUND FOR TOTAL RETURN ("TOTAL RETURN")
                       EVERGREEN UTILITY FUND ("UTILITY")
                         EVERGREEN VALUE FUND ("VALUE")
                     (EACH A "FUND"; TOGETHER, THE "FUNDS")


                      EACH FUND IS A SERIES OF AN OPEN-END
                     MANAGEMENT INVESTMENT COMPANY KNOWN AS
                      EVERGREEN EQUITY TRUST (THE "TRUST").



         This Statement of Additional Information ("SAI") pertains to all classes of shares of the Funds listed above. It is not a prospectus and should be read in conjunction with the Funds' prospectuses dated April 1, 1998, as supplemented from time to time. The Funds are offered through two separate prospectuses: one offering Class A, Class B and Class C shares of each Fund and one offering Class Y shares of each Fund. You may obtain these prospectuses from Evergreen Distributor, Inc.

                                TABLE OF CONTENTS



FUND INVESTMENTS..................................................3
           General Information....................................3
         Fundamental Policies....................................10
         Investment Guidelines...................................11
MANAGEMENT OF THE TRUST..........................................12
PRINCIPAL HOLDERS OF FUND SHARES.................................15
INVESTMENT ADVISORY AND OTHER SERVICES...........................21
         Investment Adviser......................................21
         Investment Advisory Agreements..........................22
         Distributor.............................................23
         Distribution Plans and Agreements.......................23
         Additional Service Providers............................25
BROKERAGE........................................................25
         Brokerage Commissions...................................26
         Selection of Brokers....................................26
         Simultaneous Transactions...............................27
TRUST ORGANIZATION...............................................27
         Form of Organization....................................27
         Description of Shares...................................27
         Voting Rights...........................................27
         Limitation of Trustees' Liability.......................28
PURCHASE, REDEMPTION AND PRICING OF SHARES.......................28
         How the Funds Offer Shares to the Public................28
           Contingent Deferred Sales Charge......................29
         Sales Charge Waivers or Reductions......................29
         Exchanges...............................................31
         Calculation of Net Asset Value Per Share................32
         Valuation of Portfolio Securities.......................32
         Shareholder Services....................................32
PRINCIPAL UNDERWRITER............................................33
ADDITIONAL TAX INFORMATION.......................................34
          Requirements for Qualification as a
               Registered Investment Company.....................34
          Taxes on Distributions.................................34
          Taxes on the Sale or Exchange of Fund Shares...........35
          Other Tax Considerations...............................35
FINANCIAL INFORMATION............................................36
         Expenses................................................36
         Brokerage Commissions Paid..............................39
         Computation of Class A Offering Price...................40
         Performance.............................................40
ADDITIONAL INFORMATION...........................................42
APPENDIX A......................................................A-1

                                FUND INVESTMENTS

GENERAL INFORMATION

         The investment objective of each Fund and a description of the securities in which each Fund may invest are set forth in each Fund's prospectus. The following expands upon the discussion in the prospectuses regarding certain investments of the Fund.

U.S. Government Securities

         Each Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

         Some  government  agencies  and   instrumentalities   may  not  receive
financial support from the U.S. Government. Examples of such agencies are:

              (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

             (ii)  Farmers Home Administration;

            (iii)  Federal Home Loan Banks;

             (iv)  Federal Home Loan Mortgage Corporation;

              (v)  Federal National Mortgage Association; and

             (vi)  Student Loan Marketing Association.


Securities Issued by the Government National Mortgage Association ("GNMA")

        The Funds may invest in securities issued by the GNMA, a corporation wholly-owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

        Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

        The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

        Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions (Blue Chip, Total Return, Utility and Value)

         The Funds may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Funds may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

          Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, a Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions are a form of leveraging and may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the fund. In addition, when a Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Loans of Securities

         To generate income, each Fund may lend portfolio securities to broker-dealers and other financial institutions. A Fund will require borrowers to provide collateral in cash or government securities at least equal to the value of the securities loaned. A Fund may invest such collateral in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. While securities are on loan, the borrower will pay a Fund any income accruing on the security.

         Each Fund may make loans only to borrowers which meet credit standards set by the Board of Trustees. Income to be earned from the loan must justify the attendant risks. If a borrower fails financially, a Fund may have difficulty recovering the securities lent or may lose its right to the collateral.

         Each Fund has the right to call a loan and obtain the securities lent upon giving notice of not more than five business days.

Repurchase Agreements

         The Funds may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities or other financial institutions believed by the Adviser (as defined later) to be creditworthy. In a repurchase agreement, a Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         A Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, a Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. Each Fund's Adviser believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment adviser to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements (Blue Chip, Small Cap, Total Return, Utility and Value)

         Each Fund may enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Options

         The Funds may buy or sell (i.e., write) put and call options on securities they hold or intends to acquire. The Funds may also buy and sell options on financial futures contracts. The Funds will use options as a hedge against decreases or increases in the value of securities it holds or intends to acquire. The Funds may purchase put and call options for the purpose of offsetting previously written put and call options of the same series.

         The Funds may write only covered options. With regard to a call option, this means that a Fund will own, for the life of the option, the securities subject to the call option. Each Fund will cover put options by holding, in a segregated account, liquid assets having a value equal to or greater than the price of securities subject to the put option. If a Fund is unable to effect a closing purchase transaction with respect to the covered options it has sold, it will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.


Futures Transactions

         Each Fund may enter into currency and other financial futures contracts and write options on such contracts. Each Fund intends to enter into such contracts and related options for hedging purposes. Each Fund will enter into futures contracts on securities, currencies or indices in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities or currencies is an agreement to buy or sell securities or currencies at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. A Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         Each Fund may sell or purchase futures contracts. When a futures contract is sold by a Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities or currencies increases. Thus, each Fund sells futures contracts in order to offset a possible decline in the value of its securities or currencies. If a futures contract is purchased by a Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies increases and to fall when the value of such securities or currencies declines. Each Fund intends to purchase futures contracts in order to establish what is believed by the Adviser to be a favorable price and rate of return for securities, or favorable exchange rate for currencies, the Fund intends to purchase.

         Each Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by a Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by a Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires a Fund to pay a premium. In exchange for the premium, a Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, a Fund's loss will be limited to the amount of the premium and any transaction costs.

         Each Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. A Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable a Fund to manage market, interest rate or exchange rate risk, unanticipated changes in market prices, interest rates or exchange rates could result in poorer performance than if it had not entered into these transactions. Even if the Adviser correctly predicts interest or exchange rate movements, a hedge could be unsuccessful if changes in the value of a Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between a Fund's futures and securities or currencies positions may be caused by differences between the futures and securities or currencies markets or by differences between the securities or currencies underlying a Fund's futures position and the securities or currencies held by or to be purchased for a Fund. Each Fund's Adviser will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Funds do not intend to use futures transactions for speculation or leverage. Each Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by a Fund. Each Fund will not change these policies without supplementing the information in the prospectus and SAI.

         The Funds will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, each Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

"Margin" in Futures Transactions

         Unlike the purchase or sale of a security, the Funds do not pay or receive money upon the purchase or sale of a futures contract. Rather, each Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by a Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

          A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, a Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by a Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, a Fund will mark-to-market its open futures positions. The Funds are also required to deposit and maintain margin when it writes call options on futures contracts.

Foreign Securities (excluding Growth/Income)

         Each Fund may invest in foreign securities or U.S. securities traded in foreign markets. Permissible investments may consist of obligations of foreign branches of U.S. banks and of foreign banks, including invest in foreign securities or U.S. securities traded in foreign markets. Permissible investments may consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit, and investments in Canadian commercial paper, foreign securities and Europaper. These instruments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include future adverse political and economic developments; the possible imposition of withholding taxes on interest or other income; the possible seizure, nationalization, or expropriation of foreign deposits; the possible establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Foreign Currency Transactions (excluding Growth/Income)

     As one way of managing exchange rate risk, each Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency a Fund will deliver and receive when the contract is completed) is fixed when a Fund enters into the contract. A Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. Each Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if a Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although each Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the Adviser's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar.
Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by each Fund. Each Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

High Yield Bonds (Growth/Income and Total Return)

         Each Fund may invest in high yield, high risk bonds, commonly known as "junk bonds." While investment in high yield bonds provides opportunities to maximize return over time, investors should be aware of the following risks associated with high yield bonds:

         (1) High yield bonds are rated below investment grade, i.e., BB or lower by Standard & Poor's Ratings Group ("S&P") or Ba or lower by Moody's Investors Service ("Moody's"). Securities so rated are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.

         (2) The lower ratings of these securities reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by specific corporate developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (3) Their value may be more susceptible to real or perceived adverse economic, company or industry conditions and publicity than is the case for higher quality securities.

         (4) Their value, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of below-investment grade bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to adverse or positive economic changes or individual corporate developments.

         (5) The secondary market for such securities may be less liquid at certain times than the secondary market for higher quality debt securities, which may adversely effect (1) the market price of the security, (2) the Fund's ability to dispose of particular issues and (3) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         (6) Zero coupon bonds and PIKs involve additional special considerations. For example, zero coupon bonds pay no interest to holders prior to maturity of interest. PIKs are debt obligations that provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater fluctuation in value due to changes in interest rates than debt obligations that pay interest currently. Even though these investments do not pay current interest in cash, the Fund is, nonetheless, required by tax laws to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate investments in order to fulfill its intention to distribute substantially all of its net income as dividends. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result.

         Each Fund may invest in securities rated as low as D by S&P or C- by Moody's. Such securities may have defaulted on payments of principal and/or interest at the time of investment. (Rating categories are described in the Appendix.) A Fund will invest in debt so rated only when the investment adviser believes the issuer's financial condition will improve through reorganization or other measures. Each Fund may also invest in high yield, high risk securities which are unrated or rated under a different system if a Fund's investment adviser believes they are comparable to high yield securities in which each Fund may otherwise invest.

         The investment adviser considers the ratings of S&P and Moody's assigned to various securities, but does not rely solely on these ratings because (1) S&P and Moody's assigned ratings are based largely on historical financial data and may not accurately reflect the current financial outlook of companies; and (2) there can be large differences among the current financial conditions of issuers within the same category.

FUNDAMENTAL POLICIES

         The Funds have adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of each Fund's outstanding shares, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Unless otherwise stated, all references to the assets of a Fund are in terms of current market value.

Diversification

         Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Concentration

         Each Fund may not concentrate its investments in the securities of issuers primarily engaged in a particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities), except that Utility will concentrate its investments in utility industries.

Issuing Senior Securities

         Except as permitted under in the 1940 Act, each Fund may not issue senior securities.

Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.

Underwriting

         Each Fund may not underwrite securities of other issuers, except insofar as each Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

Real Estate

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

Commodities

         Each Fund may not purchase or sell commodities or contracts on commodities except to the extent that each Fund may engage in financial futures contacts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law, and without registering as a commodity pool operator under the Commodity Exchange Act.

Loans to Other Persons

         Each Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other

23602
                                                        10
investment  instruments shall not be deemed to be the making of a loan.

INVESTMENT GUIDELINES

         Unlike the Fundamental Policies above, the following guidelines may be changed by the Trust's Board of Trustees without shareholder approval. Unless otherwise stated, all references to the assets of a Fund are in terms of current market value.

Diversification

         To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to the 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Borrowings

         Each Fund may borrow money from banks or enter into reverse repurchase agreements in an amount up to one third of its total assets. Each Fund may also borrow an additional 5% of its total assets from banks or others. Each Fund may borrow only as a temporary measure for extraordinary or emergency purposes. Each Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin to the extent permitted by applicable law.

Illiquid and Restricted Securities

         Each Fund may not invest more than 15% of its net assets in securities that are illiquid. A security is illiquid when a Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which each Fund has the investment on its books.

         Each Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining a Fund's compliance with the limit on illiquid securities indicated above. In determine the liquidity of Rule 144A securities, the Trustees will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         Each Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, each Fund may not (1) own more than 3% of the outstanding voting stock of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, each Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as each Fund.

Short Sales

         Each Fund may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. Each Fund may effect a short sale in connection with an underwriting in which a Fund is a participant.


                             MANAGEMENT OF THE TRUST

         Set forth below are the Trustees and officers of the Trust and their principal occupations and some of their affiliations over the last five years. Unless otherwise indicated, the address for each Trustee and officer is 200 Berkeley Street, Boston, Massachusetts 02116. Each Trustee is also a Trustee of each of the other Trusts in the Evergreen fund complex, other than Evergreen Variable Trust of which Messrs. Howell, Salton and Scofield are the only Trustees.

NAME                                 POSITION WITH TRUST             PRINCIPAL OCCUPATIONS FOR LAST FIVE YEARS
-------------------------------      --------------------------      ------------------------------------------------
Laurence B. Ashkin                   Trustee                         Real estate developer and construction consultant;
(DOB: 2/2/28)                                                        and President of Centrum Equities and Centrum
                                Properties, Inc.

Charles A. Austin III                Trustee                         Investment Counselor to Appleton Partners, Inc.;
(DOB: 10/23/34)                                                      and former Managing Director, Seaward
                                                                     Management
Corporation (investment advice).

K. Dun Gifford                       Trustee                         Trustee, Treasurer and Chairman of the Finance
 (DOB: 10/12/38)                                                     Committee, Cambridge College; Chairman Emeritus and
                                                                     Director,
                                                                     American
                                                                     Institute
                                                                     of Food and
                                                                     Wine;
                                                                     Chairman
                                                                     and
                                                                     President,
                                                                     Oldways
                                                                     Preservation
                                                                     and
                                                                     Exchange
                                                                     Trust
                                                                     (education);
                                                                     former
                                                                     Chairman of
                                                                     the  Board,
                                                                     Director,
                                                                     and
                                                                     Executive
                                                                     Vice
                                                                     President,
                                                                     The  London
                                                                     Harness
                                                                     Company;
                                                                     former
                                                                     Managing
                                                                     Partner,
                                                                     Roscommon
                                                                     Capital
                                                                     Corp.;
                                                                     former
                                                                     Chief
                                                                     Executive
                                                                     Officer,
                                                                     Gifford
                                                                     Gifts    of
                                                                     Fine Foods;
                                                                     former
                                                                     Chairman,
                                                                     Gifford,
                                                                     Drescher  &
                                                                     Associates
                                                                     (environmental
                                                                     consulting);
                                                                     and  former
                                                                     Director,
                                                                     Keystone
                                                                     Investments,
                                                                     Inc.

James S. Howell                      Chairman of the                 Former Chairman of the Distribution Foundation for
(DOB: 8/13/24)                       Board of  Trustees              the Carolinas; and former Vice President of Lance
                                                                     Inc. (food manufacturing).



NAME                                 POSITION WITH TRUST             PRINCIPAL OCCUPATIONS FOR LAST FIVE YEARS
-------------------------------      --------------------------      -----------------------------------------
Leroy Keith, Jr.                     Trustee                         Chairman of the Board and Chief Executive Officer,
(DOB: 2/14/39)                                                       Carson Products Company; Director of Phoenix Total
                                                                     Return Fund
                                                                     and
                                                                     Equifax,
                                                                     Inc.;
                                                                     Trustee  of
                                                                     Phoenix
                                                                     Series
                                                                     Fund,
                                                                     Phoenix
                                                                     Multi-Portfolio
                                                                     Fund,   and
                                                                     The Phoenix
                                                                     Big    Edge
                                                                     Series
                                                                     Fund;   and
                                                                     former
                                                                     President,
                                                                     Morehouse
                                                                     College.

Gerald M. McDonnell                  Trustee                         Sales Representative with Nucor-Yamoto, Inc.
(DOB: 7/14/39)                                                       (steel producer).

Thomas L. McVerry                    Trustee                         Former Vice President and Director of
(DOB: 8/2/39)                                                        Rexham Corporation; and former Director of Carolina
                                                                     Cooperative Federal Credit Union.

William Walt Pettit                  Trustee                         Partner in the law firm of William Walt Pettit, P.A.
(DOB: 8/26/55)                                                       David M. Richardson Trustee Vice Chair and
                                                                     former Executive Vice President, (DOB: 9/14/41) DHR
                                                                     International, Inc. (executive recruitment); former
                                                                     Senior Vice President, Boyden International Inc.
                                                                     (executive recruitment); and Director, Commerce and
                                                                     Industry Association of New Jersey, 411
                                                                     International, Inc., and J&M Cumming Paper Co.



Russell A. Salton, III MD            Trustee                         Medical Director, U.S. Health Care/Aetna Health
(DOB: 6/2/47)                                                        Services; former Managed Health Care Consultant;
                                                                     and former President, Primary Physician Care.


Michael S. Scofield                  Trustee                         Attorney, Law Offices of Michael S. Scofield.
(DOB: 2/20/43)

Richard J. Shima                     Trustee                         Former Chairman, Environmental  Warranty, Inc.
(DOB: 8/11/39)                                                       (insurance agency); Executive Consultant, Drake Beam Morin,
                                                                     Inc. (executive outplacement);
                                                                     Director of Connecticut
                                                                     Natural Gas Corporation,
                                                                     Hartford Hospital,
                                                                     Old   State House
                                                                     Association, Middlesex
                                                                     Mutual Assurance
                                                                     Company, and Enhance
                                                                     Financial Services, Inc.;
                                                                     Chairman, Board of Trustees,
                                                                     Hartford Graduate Center;
                                                                     Trustee, Greater
                                                                     Hartford YMCA;
                                                                     former Director,
                                                                     Vice Chairman
                                                                     and Chief Investment
                                                                     Officer, The Travelers
                                                                     Corporation; former
                                                                     Trustee, Kingswood-Oxford
                                                                     School; and former
                                                                     Managing Director and
                                                                     Consultant, Russell
                                                                     Miller, Inc.


                                                                              13


NAME                                 POSITION WITH TRUST             PRINCIPAL OCCUPATIONS FOR LAST FIVE YEARS
------------------------      --------------------------      ----------------------------------------------
William J. Tomko*                    President and                   Senior Vice President and Operations Executive,
(DOB:8/30/58)                        Treasurer                       BISYS Fund Services.

Nimish S. Bhatt*                     Vice President and              Vice President, Tax, BISYS Fund Services; former
(DOB: 6/6/63)                        Assistant Treasurer             Assistant Vice President, Evergreen Asset
                                                                     Management Corp./First Union Bank; former Senior
                                                                     Tax Consulting/Acting Manager, Investment
                                                                     Companies Group, Price Waterhouse, LLP, New
                                                                     York.

Bryan Haft*                          Vice President                  Team Leader, Fund Administration, BISYS Fund
(DOB: 1/23/65)                                                       Services

D'Ray Moore*                         Secretary                       Vice President, Client Services, BISYS Fund
(DOB: 3/30/59)                                                       Services



*Address: BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8001

         The officers of the Trust are all officers and/or employees of BISYS Fund Services.

Trustee Compensation

          Listed below is the Trustee compensation for the twelve-month period ended July 31, 1997.


                                COMPENSATION FROM          COMPENSATION FROM
TRUSTEE                              TRUST              TRUST AND FUND  COMPLEX
Laurence B. Ashkin                  $9,657                     $60,900
Charles A. Austin III                 $811                     $45,700
K. Dun Gifford                        $781                     $42,100
James S. Howell                    $16,807                     $99,210
Leroy Keith Jr.                       $761                     $42,700
Gerald M. McDonnell                $13,996                     $84,250
Thomas L. McVerry                  $16,201                     $89,750
William Walt Pettit                $15,801                     $87,542
David M. Richardson                   $811                     $45,700
Russell A. Salton, III             $15,705                     $90,406
Michael S. Scofield                $14,941                     $91,606
Richard J. Shima                    $3,772                     $63,825
                                                        14

                           PRINCIPAL HOLDERS OF FUND SHARES

         As of the date of this SAI, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding of any class of each Fund.

         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record more than 5% of a class of a Fund's outstanding shares as of February 28, 1998.


BLUE CHIP CLASS A
None


BLUE CHIP CLASS B
MLPF&S For the Sole Benefit              9.712%
of its Customers
Attn: Fund Administration
4800 Deer Lake Dr. E 3rd Floor
Jacksonville, FL 32246-6468

BLUE CHIP CLASS C
DONALD C. MOORE AND                      55.982%
JUNE I. MOORE JTTEN
649 LAKE WORTH CIRCLE
HEATHROW, FL 32746-2429


First Trust Corp TTEE                    38.819%
U/A DTD 1/10/94
Julia E. Welch IRA
A/C #617143-0001
PO Box 173301
Denver, CO 80217-3301

GROWTH/INCOME CLASS A
NONE



GROWTH/INCOME CLASS B
NONE

GROWTH/INCOME CLASS C
MLPF&S FOR THE SOLE BENEFIT              23.228%
OF ITS CUSTOMERS
ATTN: FUND ADMINISTRATION
4800 DEER LAKE DR. E 3RD FLOOR
JACKSONVILLE, FL 32246-6484


GROWTH/INCOME CLASS Y
FIRST UNION NATIONAL BANK/EB/INT         50.581%
REINVEST ACCOUNT
ATTN: TRUST OPERATIONS FUND GROUP
401 S TRYON ST., 3RD FL CMG 1151
CHARLOTTE, NC 28202-1911


FIRST UNION NATIONAL BANK/EB/INT         26.579%
CASH ACCOUNT
ATTN: TRUST OPERATIONS FUND GROUP
401 S TRYON ST., 3RD FL CMG 1151
CHARLOTTE, NC 28202-1911


INCOME/GROWTH CLASS A
NONE


INCOME/GROWTH CLASS B
NONE

INCOME/GROWTH CLASS C
MLPF&S FOR THE SOLE BENEFIT              7.133%
OF ITS CUSTOMERS
ATTN: FUND ADMINISTRATION
4800 DEER LAKE DR. E 3RD FLOOR
JACKSONVILLE, FL 32246-6484


FUBS & CO. FEBO                          6.266%
LAST STOP INC.
8661 COLESVILLE RD #D149
SILVER SPRING, MD  20910-3933


FIRST UNION NATL BANK-FL/C/F, INC.       5.35%
FRED W. COOKSON IRA
6704 WILLOW LN BRADEN WOODS
BRADENTON, FL 34202-9632

INCOME/GROWTH CLASS Y
NONE


SMALL CAP CLASS A
MLPF&S FOR THE SOLE BENEFIT              5.681%
OF ITS CUSTOMERS
ATTN: FUND ADMINISTRATION
4800 DEER LAKE DR. E 3RD FLOOR
JACKSONVILLE, FL 32246-6468


SMALL CAP CLASS B
MLPF&S FOR THE SOLE BENEFIT              10.990%
OF ITS CUSTOMERS
ATTN: FUND ADMINISTRATION
4800 DEER LAKE DR E 3RD FLOOR
JACKSONVILLE, FL 32246-6468

SMALL CAP CLASS C
MLPF&S FOR THE SOLE BENEFIT              27.347%
OF ITS CUSTOMERS
ATTN: FUND ADMINISTRATION
4800 DEER LAKE DR. E 3RD FLOOR
JACKSONVILLE, FL 32246-6484

SMALL CAP CLASS Y
FIRST UNION NATIONAL BANK/EB/INT         56.008%
CASH ACCOUNT
ATTN: TRUST OPERATIONS FUND GROUP
401 S. TRYON ST, 3RD FL CMG 1151
CHARLOTTE, NC 28202-1191

FIRST NATIONAL BANK/EB/INT               23.473%
REINVEST ACCOUNT
ATTN: TRUST OPERATIONS FUND GROUP
401 S. TRYON ST 3RD FLR CMG 1151
CHARLOTTE, NC 28202-1911


CITIBANK, NA                             6.876%
DELTA AIRLINES MASTER TRUST 308235
JOE VILLELLA CITICORP SERVICES
1410 N WESTSHORE BLVD., FLOOR 5
TAMPA, FL 33607-4519

TOTAL RETURN CLASS A
MLPF&S FOR SOLE BENEFIT                  6.075%
OF ITS CUSTOMERS
ATTN: FUND ADMINISTRATION
4800 DEER LAKE DR E 3RD FLOOR
JACKSONVILLE, FL 32246-6484


TOTAL RETURN CLASS B
MLPF&S FOR SOLE BENEFIT                  9.895%
OF ITS CUSTOMERS
ATTN: FUND ADMINISTRATION
4800 DEER LAKE DR E 3RD FLOOR
JACKSONVILLE, FL 32246-6484

TOTAL RETURN CLASS C
LAVEDNA ELLINGSON                        13.982%
DOUGLAS ELLINGSON TTEES
LAVEDNA ELLINGSON MARITAL TRUST
U/A DTD 5/1/86
8510 MCCLINTOCK
TEMPE, AZ 85284-2527

MLPF&S FOR SOLE BENEFIT                  11.370%
OF ITS CUSTOMERS
ATTN: FUND ADMINISTRATION
4800 DEER LAKE DRIVE E 3RD FLOOR
JACKSONVILLE, FL 32246-6468


TOTAL RETURN CLASS Y
SSB Cust IRA Rollover                    63.126%
Gail L. Gulbenkian
3768 McCoy Road
Blacksburg, VA 24060-0652


STATE STREET BANK & TRUST CO CUST        23.859%
IRA FBO
KATHERINE ANN MEWHINNEY
2323 FAIRWAY DRIVE
WINSTON SALEM, NC 27103-3653


UTILITY CLASS A
NONE


UTILITY CLASS B
NONE

UTILITY CLASS C
FUBS & CO FEBO                           19.699%
ELSIE B. STROM
LEWIS F. STROM
906 WELLS STREET
BENNETTSVILLE, SC 29512-3240

FUBS & CO FEBO                           6.725%
THOMAS MCKINNEY AND
LOTTIE MCKINNEY
170 SCOTT BLVD
TYRONE, GA 30290-9767

FIRST UNION BROKERAGE SERVICES           6.413%
MAX RAY AND
JERALYNE RAY JTWROS
A/C 6993-2676
ROUTE 2 BOX 498
GREENMOUNTAIN, NC 28740-9209

FUBS & CO FEBO                           5.527%
EVELYN L. SMITH
CREG SMITH
3294 MYRTLE STREET
HAPEVILLE, GA 30354-1418

UTILITY CLASS Y
FIRST UNION NATIONAL BANK                61.639%
TRUST ACCOUNTS
ATTN: GINNY BATTEN
11TH FLOOR CMG-1151
301 S TRYON STREET
CHARLOTTE, NC 28288-0002


FIRST UNION NATIONAL BANK                18.724%
TRUST ACCOUNTS
ATTN: GINNY BATTEN
11TH FLOOR, CMG-1151
301 S TRYON STREET
CHARLOTTE, NC 28288-0002


KHALID IQBAL C/F                         5.198%
FATIMA KHALID IQBAL
UNIF GIFT MIN ACCOUNT KY
401 BOGLE STREET
SOMERSET, KY 42503-2870

VALUE CLASS A
NONE


VALUE CLASS B
NONE


VALUE CLASS C
NONE


VALUE CLASS Y
FIRST UNION NATIONAL BANK                69.819%
TRUST ACCOUNTS
ATTN: GINNY BATTEN
CMG-1151 11TH FLOOR
301 S TRYON STREET
CHARLOTTE, NC 28288-0002


FIRST UNION NATIONAL BANK                23.262%
TRUST ACCOUNTS
ATTN: GINNY BATTEN
11TH FLOOR CMG-1151
301 S TRYON STREET
CHARLOTTE, NC 28288-0002




                       INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

         Each Fund has its own investment adviser (the "Adviser"). Each Adviser is a subsidiary of First Union Corporation ("First Union"), a bank holding company headquartered at 201 South College Street, Charlotte, North Carolina 28288-0630. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States.

         Some  of  the  Funds   also   have  an   investment   subadviser   (the
"Subadviser"). Each Fund's Adviser and, if applicable, its Subadviser, is discussed below, including a description of fees.

Blue Chip

         Keystone Investment Management Company ("Keystone"), 200 Berkeley Street, Boston, Massachusetts 02116, is the Adviser to Blue Chip, which pays Keystone an annual percentage of the Fund's average daily net assets, as follows: 0.70% of the first $100 million; 0.65% of the next $100 million; 0.60% of the next $100 million; 0.55% of the next $100 million; 0.50% of the next $100 million; 0.45% of the next $500 million; 0.40% of the next $500 million; plus 0.35% of amounts over $1.5 billion.

Growth/Income, Income/Growth and Small Cap

         Evergreen Asset Management Corp. ("Evergreen Asset"), 2500 Westchester Avenue, Purchase, New York 10577, is the Adviser to Growth/Income, Income/Growth and Small Cap, each of which pays Evergreen Asset an annual percentage of its average daily net assets, as follows: 1.00% of the first $750 million; 0.90% of the next $250 million; and 0.80% of amounts over $1 billion. Lieber & Company, 2500 Westchester Avenue, Purchase, New York 10577, is the Subadviser to Growth/Income, Income/Growth and Small Cap. Lieber & Company is reimbursed by Evergreen Asset for the direct and indirect costs of providing subadvisory services to each Fund.

Total Return

         Keystone is the Adviser to Total Return, which pays Keystone an annual fee equal to 1.5% of the Fund's gross dividend and interest income plus an annual percentage of the Fund's average daily net assets, as follows: 0.60% of the first $100 million; 0.55% of the next $100 million; 0.50% of the next $100 million; 0.45% of the next $100 million; 0.40% of the next $100 million; 0.35% of the next $500 million; plus 0.30% of amounts over $1 billion.

Utility and Value

         The Capital Management Group of First Union National Bank (FUNB) is the Adviser to Utility and Value, each of which pays FUNB an annual fee equal to 0.50% of the Fund's average daily net assets.

INVESTMENT ADVISORY AGREEMENTS

         On behalf of each if its Funds, the Trust has entered into an investment advisory agreement with the Adviser (the "Advisory Agreements") . Under the Advisory Agreements, and subject to the supervision of the Trust's
Board of Trustees, the Adviser furnishes to the appropriate Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The Adviser pays for all of the expenses incurred in connection with the provision of its services. Each Fund pays for all charges and expenses, other than those specifically referred to as being borne by the Adviser, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes;
(7) costs and expenses under the Distribution Plan (as applicable) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates;
(10) fees and expenses of the registration and qualification of such Fund and its shares with the Securities and Exchange Commission ("SEC") or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of each Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for each Fund and for the Independent Trustees of the Trust on matters relating to such Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and all extraordinary charges and expenses of such Fund. (See also the section entitled "Financial Information.")

Each Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of each Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees (Trustees who are not interested persons of a Fund, as defined in the 1940 Act) cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. Each Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit a Fund to buy or sell securities from another investment company for which a subsidiary of First Union is an investment adviser. The Rule 17a-7 Procedures also allow the Funds to buy or sell securities from other advisory clients for whom a subsidiary of First Union is an investment adviser. The Funds may engage in such transaction if they are equitable to each participant and consistent with each participant's investment objective.

DISTRIBUTOR

         Evergreen Distributor, Inc. (the "Distributor") markets the Funds through broker-dealers and other financial representatives. Its address is 125
W. 55th Street, New York, NY 10019.



DISTRIBUTION PLANS AND AGREEMENTS

         Distribution fees are accrued daily and paid monthly on Class A, Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

         Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A, Class B and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of the Trust reports the amounts expended under the Plans for each Fund and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the disinterested Trustees are committed to the discretion of such disinterested Trustees then in office.

         The Adviser may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to each Fund and holders of Class A, Class B and Class C shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B and Class C shares.

         FUNB or its affiliates may finance the payments made by the Distributor to compensate broker-dealers or other persons for distributing shares of a Fund.

         In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that class or classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such class or classes through deferred sales charges.

         All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. Any Plan or Distribution Agreement may be terminated (i) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the disinterested Trustees, or (ii) by the

Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment. (See also the section entitled "Financial Information.")

ADDITIONAL SERVICE PROVIDERS

Administrator

         Evergreen Investment Services, Inc. ("EIS") serves as administrator to Utility and Value, subject to the supervision and control of the Trust's Board of Trustees. EIS provides each Fund with facilities, equipment and personnel and is entitled to receive a fee from the Fund based on the total assets of all mutual funds advised by First Union subsidiaries, as follows: 0.060% of the first $7 billion; 0.425% of the next $3 billion; 0.035% of the next $5 billion; 0.025% of the next $10 billion; 0.019% of the next $5 billion and 0.014% of amounts over $30 billion.

Transfer Agent

         Evergreen Service Company ("ESC"), a subsidiary of First Union, is the Funds' transfer agent. The transfer agent issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. The transfer agent's address is Box 2121, Boston, Massachusetts 02106-2121.

Independent Auditors

         KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110, audits the annual financial statements of Global Opportunities, Latin America, Natural Resources, Precious Metals and International Growth.

         Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York, 10036, audits the annual financial statements of Emerging Markets, Global Leaders and International Equity.

Custodian

         State Street Bank and Trust Company is the Funds' custodian. The bank keeps custody of each Fund's securities and cash and performs other related duties. The custodian's address is 225 Franklin Street, Boston, Massachusetts 02110.

Legal Counsel

         Sullivan & Worcester LLP provides legal advice to the Funds. Its address is 1025 Connecticut Avenue, N.W., Washington, D.C. 20036.


                                    BROKERAGE

         Due to regulatory developments affecting the securities exchanges and brokerage practices, the Board of Trustees may modify or eliminate any of the following policies.

BROKERAGE COMMISSIONS

         Generally, each Fund expects to purchase and sell its equity securities through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, each Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         Each Fund expects to buy and sell its fixed income securities directly from the issuer or an underwriter or market maker for the securities. Generally, each Fund will not pay brokerage commissions for such purchases. When a Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

SELECTION OF BROKERS

         When buying and selling portfolio securities, each Adviser seeks brokers who can provide the most benefit to the Fund or Funds for which a trade is being made. When selecting a broker, an Advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

         1.       ability to provide the best net financial result to the Fund;
         2.       efficiency in handling trades;
         3.       ability to trade large blocks of securities;
         4.       readiness to handle difficult trades;
         5.       financial strength and stability; and
         6.       provision of "research services," defined as (a) reports and
                  analyses  concerning  issuers,   industries,   securities  and
                  economic factors and (b) other information useful in making investment decisions.

         Under each Advisory Agreement, each Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above. Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to an Adviser do not replace, but supplement, the services an Adviser is required to deliver to a Fund under the Advisory Agreement. It is impracticable for an Adviser to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, an Adviser may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

         Lieber & Company, an affiliate of Evergreen Asset and a member of the New York and American Stock Exchanges, will to the extent practicable effect substantially all of the portfolio transactions for Global Leaders effected on those exchanges.

SIMULTANEOUS TRANSACTIONS

         Each Adviser makes investment decisions for each Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for an Adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. Each Adviser strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Funds, but the ideal price or trading volume may not always be achieved for an individual Fund.


                               TRUST ORGANIZATION


FORM OF ORGANIZATION

         Each Fund is a series of an open-end management investment company, known as "Evergreen Equity Trust" (the "Trust"). The Trust was formed as a Delaware business trust on September 17, 1997 (the "Declaration of Trust"). A copy of the Declaration of Trust is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part. This summary is qualified in its entirety by reference to the Declaration of Trust.

DESCRIPTION OF SHARES

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of each Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

VOTING RIGHTS

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of net asset value applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of each Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining 50% or less of the shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

LIMITATION OF TRUSTEES' LIABILITY

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.



                       PURCHASE, REDEMPTION AND PRICING OF SHARES

HOW THE FUNDS OFFER SHARES TO THE PUBLIC

         You may buy shares of a Fund through the Distributor, broker-dealers that have entered into special agreements with the Distributor or certain other financial institutions. Each Fund offers up to four classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay an initial sales charge when you buy a Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem a Fund's shares or no sales charges at all.


Class A Shares

         With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge equal to 4.75% of the offering price. (The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases. See also the section in this SAI entitled "Financial Information" for an example of the method of computing the offering price of Class A shares.) If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Funds will charge a CDSC of 1.00% if you redeem during the month of your purchase and the 12-month period following the month of your purchase (see "Contingent Deferred Sales Charge", below).

Class B Shares

         The Funds offer Class B shares at net asset value without an initial sales charge. With certain exceptions, however, the Funds will charge a CDSC on shares you redeem within 72 months after the month of your purchase, in accordance with the following schedule:

    REDEMPTION TIMING                                             CDSC RATE
    Month of purchase and the first twelve-month
             period following the month of purchase..................5.00%
    Second twelve-month period following the month of purchase.......4.00%
    Third twelve-month period following the month of purchase........3.00%
    Fourth twelve-month period following the month of purchase.......3.00%
    Fifth twelve-month period following the month of purchase........2.00%
    Sixth twelve-month period following the month of purchase........1.00%
    Thereafter.......................................................0.00%

Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to ESC.)

Class C Shares

         Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Distributor. The Funds offer Class C shares at net asset value without an initial sales charge. With certain exceptions, however, the Funds will charge a CDSC of 1.00% on shares you redeem within 12-months after the month of your purchase. See "Contingent Deferred Sales Charge" below.


Class Y Shares

         No CDSC is imposed on the redemption of Class Y shares. Class Y shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by Evergreen Asset, (2) certain institutional investors and (3) investment advisory clients of FUNB, Evergreen Asset, Keystone, or their affiliates. Class Y shares are offered at net asset value without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

CONTINGENT DEFERRED SALES CHARGE

         The Funds charge a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plans and Agreements," above). If imposed, the Funds deduct the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, a Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the National Association of Securities Dealers, Inc. ("NASD"), paid to the Distributor or its predecessor.

SALES CHARGE WAIVERS OR REDUCTIONS

Reducing Class A Front-end Loads

         With a larger purchase, there are several ways that you can combine multiple purchases of Class A shares in Evergreen funds and take advantage of lower sales charges.

Combined Purchases

         You can reduce your sales charge by combining purchases of Class A shares of multiple Evergreen funds. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.75%).

Rights of Accumulation

         You can reduce your sales charge by adding the value of Class A shares of Evergreen funds you already own to the amount of your next Class A investment. For example, if you hold Class A shares valued at $99,999 and purchase an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75%, rather than 4.75%.

Letter of Intent

         You can, by completing the "Letter of Intent" section of the application, purchase Class A shares over a 13-month period and receive the same sales charge as if you had invested all the money at once. All purchases of Class A shares of an Evergreen fund during the period will qualify as Letter of Intent purchases.

Waiver of Initial Sales Charges

         The Funds may sell their shares at net asset value without an initial sales charge to:

         1.       purchases of shares in the amount of $1 million or more;

         2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

         3.       institutional   investors,   which  may  include   bank  trust
                  departments and registered investment advisers;

         4. investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

         5. clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased;

         6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer;

         7. employees of FUNB, its affiliates, the Distributor, any broker-dealer with whom the Distributor has entered into an agreement to sell shares of the Funds, and members of the immediate families of such employees;

         8. certain Directors, Trustees, officers and employees of the Evergreen funds, the Distributor or their affiliates and to the immediate families of such persons; or

         9. a bank or trust company in a single account in the name of such bank or trust company as trustee if the initial investment in or any Evergreen fund made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, each Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Funds will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCS

         The Funds do not impose a CDSC when the shares you are redeeming represent:

         1. an increase in the share value above the net cost of such shares;

         2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

         3. shares that are in the accounts of a shareholder who has died or become disabled;

         4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

         5. an automatic withdrawal from the ERISA plan of a shareholder who is a least 59 1/2 years old;

         6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

         7. an automatic withdrawal under an Systematic Income Plan of up to 1.0% per month of your initial account balance;

         8. a withdrawal consisting of loan proceeds to a retirement plan participant;

         9. financial hardship withdrawals made by a retirement plan participant;

         10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

         11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).



EXCHANGES

         Investors may exchange shares of a Fund for shares of the same class of any other Evergreen fund, as described under the section entitled "Exchanges" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.


CALCULATION OF NET ASSET VALUE PER SHARE ("NAV")

         Each Fund computes its NAV once daily on Monday through Friday, as described in the prospectus. A Fund will not compute its NAV on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The NAV of each class of shares of a Fund is calculated by dividing the value of a Fund's net assets attributable to that class by the number of all shares issued for that class.


VALUATION OF PORTFOLIO SECURITIES

         Current values for a Fund's portfolio securities are determined as follows:

         (1) Securities that are traded on an established securities exchange or the over-the-counter National Market System ("NMS") are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

         (2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

         (3) Short-term investments maturing in more than sixty days, for which market quotations are readily available, are valued at current market value.

         (4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

         (5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in a Fund's opinion, the last sales price does not reflect a current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

SHAREHOLDER SERVICES

         As described in the prospectus, a shareholder may elect to receive their dividends and capital grains distributions in cash instead of shares. However, ESC will automatically convert a shareholder's distribution option so that the shareholder reinvests all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. The Funds will hold the returned distribution or redemption proceeds in a non interest-bearing account in the shareholder's name until the shareholder updates their address. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                              PRINCIPAL UNDERWRITER

         The Distributor is the principal underwriter for the Trust and with respect to each class of each Fund. The Trust has entered into a Principal Underwriting Agreement ("Underwriting Agreement") with the Distributor with respect to each class of each Fund. The Distributor is a subsidiary of The BISYS Group, Inc.

         The Distributor, as agent, has agreed to use its best efforts to find purchasers for the shares. The Distributor may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that the Distributor will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by the Distributor are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Trust and the Trust reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Trust is not liable to anyone for failure to accept any order.

         The Distributor has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. The Distributor has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of the Distributor or any other person for whose acts the Distributor is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Independent Trustees, and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in the Distributor's judgment, it could benefit the sales of shares, the Distributor may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.

                           ADDITIONAL TAX INFORMATION

        REQUIREMENTS FOR QUALIFICATION AS A REGISTERED INVESTMENT COMPANY

          Each Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, a Fund must, among other things,
(i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

TAXES ON DISTRIBUTIONS

         Distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. The Fund anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations. The Fund will inform shareholders of the amounts that so qualify.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by a Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax adviser to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of a Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and a Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on a Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

TAXES ON THE SALE OR EXCHANGE OF FUND SHARES

Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than eighteen months is generally subject to a maximum federal income tax rate of 20% for an individual. The maximum capital gains tax rate for capital assets held by an individual for more than twelve months but not more than eighteen months is generally 28%. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a sixty-one-day period beginning thirty days before and ending thirty days after he or she sold or exchanged the shares. The Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received capital gain dividends on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions.

OTHER TAX CONSIDERATIONS

         The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.




                              FINANCIAL INFORMATION

EXPENSES

         The table below shows the total dollar amounts paid by each Fund for services rendered during the fiscal periods specified. For more information on specific expenses, see "Investment Advisory and Other Services," "Distribution Plans and Agreements," "Principal Underwriter" and "Purchase, Redemption and Pricing of Shares."


1997 FUND EXPENSES
                                                                                                    Total              Underwriting
                                               Class A           Class B           Class C          Underwriting       Commissions
FUND                      Advisory Fees        12b-1 Fees        12b-1 Fees        12b-1 Fees       Commissions        Retained
======================  ===================  ===============  ================  ===============  =================   ===============
Blue Chip (1)               $1,794,364             N/A           $1,535,556*          N/A           $1,017,961            $363,862
Growth/Income (2)           $5,736,248          $175,321         $2,170,223        $91,676          $1,796,199            $169,177
Income/Growth (3)           $4,371,784           $13,129           $186,670         $4,556             $41,996              $4,196
Income/Growth (4)           $8,823,541           $18,106           $252,431         $8,509            $187,403             $20,208
Small Cap (2)                 $180,153(a)         $1,710            $15,062         $5,553             $72,045              $8,281
Total Return (5)              $546,092           $66,585           $460,418       $119,908            $128,762              $7,709
Utility (2)                   $382,537(b)       $134,715           $214,190         $2,114             $15,633              $1,789
Value (2)                   $4,753,235          $509,860         $1,337,333        $10,924            $479,927             $51,343


(1)      Year ended 8/31/97
(2)      Seven months ended 7/31/97
(3)      Six months ended 7/31/97
(4)      Year ended 1/31/97
(5)      Eight months ended 7/31/97
(a)      Of that amount, $35,183 waived or reimbursed by Adviser.
(b)      Of that amount, $146,640 waived or reimbursed by Adviser.
*        Not multiple class during this period; amount reflects all 12b-1 fees.

1996 FUND EXPENSES
                                                                                                      Total            Underwriting
                                              Class A          Class B             Class C            Underwriting      Commissions
FUND                    Advisory Fees         12b-1 Fees       12b-1 Fees          12b-1 Fees         Commissions        Retained
===================  ===================== ===============  ==================  ================== ================== ==============
Blue Chip (1)             $1,492,757             N/A            $1,738,556*             N/A            $1,415,505         $334,606
Growth/Income (2)         $5,287,338          $122,222          $1,254,549           $48,073           $1,473,258         $158,858
Income/Growth (3)         $9,343,195 (a)       $18,106             $62,182            $2,021              $98,890          $10,733
Small Cap (2)                $63,333 (b)          $618              $4,265              $356               $3,568             $340
Total Return (4)            $448,266              -0-             $260,237          $112,995             $355,043        ($595,877)
Utility (2)                 $725,733 (c)      $252,753            $378,500            $3,791              $74,988           $7,857
Value (2)                 $6,950,730          $767,254          $1,674,133           $11,608             $522,573          $56,609



(1)      Year ended 8/31/96
(2)      Year ended 12/31/96
(3)      Year ended 1/31/96
(4)      Year ended 11/30/96
(a)      Of that amount, $53,576 waived or reimbursed by Adviser.
(b)      Of that amount, $133,406 waived or reimbursed by Adviser.
(c)      Of that amount, $396,483 waived or reimbursed by Adviser.
*        Not multiple class during this period; amount reflects all 12b-1 fees.

1995 FUND EXPENSES*
                                                Total              Underwriting
                                                Underwriting       Commissions
FUND                     Advisory Fees          Commissions        Retained
===================== ===================== ================== =================
Blue Chip (1)              $1,318,897           $1,083,702           $629,377
Growth/Income (2)          $1,332,685 (a)         $326,249            $37,300
Income/Growth (3)          $8,542,289               $4,585               -0-
Small Cap (2)                 $45,397 (b)             $778               $284
Total Return (4)             $300,290             $190,327          ($243,621)
Utility (2)                  $456,021 (c)          $36,650             $3,955
Value (2)                  $5,120,579             $114,855            $12,616




(1)      Year ended 8/31/95
(2)      Year ended 12/31/95
(3)      Year ended 1/31/95
(4)      Year ended 11/30/95
(a)      Of that amount, $38,106 waived or reimbursed by Adviser.
(b)      Entire amount waived or reimbursed by Adviser.
(c)      Of that amount, $350,922 waived or reimbursed by Adviser.
*        12b-1 fees not included.

BROKERAGE COMMISSIONS PAID

         The table below shows (1) total amounts paid by each Fund in brokerage commissions and (2) brokerage commissions paid by each Fund to Lieber & Company, an affiliate of FUNB, during each of the fiscal periods specified.

                                        1997                                      1996
FUND

                  Total                Paid to Lieber       Total                Paid to Lieber        Total

Blue Chip                $656,022 (a)             -0-   (a)         $684,496 (a)         -0-      (a)          $621,829 (a)
Growth/Income            $412,968 (b)          $348,590 (a)         $519,064 (b)         $429,888 (b)          $210,923 (b)
Income/Growth           $1,575,483 (c)       $1,066,378 (c)        $3,255,068(c)       $2,982,640 (c)        $3,755,606 (c)
                        $3,529,313 (d)       $2,835,293 (d)
Small Cap                  $74,018 (b)          $61,390 (b)          $14,647 (b)          $13,246 (b)            $5,968 (b)
Total Return              $153,935 (e)       -0-        (e)         $227,013 (d)         -0-      (d)           $92,665 (d)
Utility                   $220,091 (b)       -0 -       (b)         $323,978 (b)         -0-      (b)          $272,806 (b)
Value                     $273,045 (b)       -0-        (b)        $3,164,292(b)         -0-      (b)        $1,644,077 (b)


1995


Paid to Lieber

                      FOOTNOTES
            -0-  (a)
        $160,659 (b)  (a)      Year ended 8/31/97
      $3,465,900 (c)  (b)      Seven months ended 7/31/97
                      (c)      Six months ended 7/31/97
          $4,863 (b)  (d)      Year ended 1/31/97
            -0-  (d)  (e)      Eight months ended 7/31/97
            -0-  (b)
            -0-  (b)
1996 FOOTNOTES:
(a)      Year ended 8/31/96
(b)      Year ended 12/31/96
(c)      Year ended 1/31/96
(d)      Year ended 11/30/96


1995 FOOTNOTES:
(a)      Year ended 8/31/95
(b)      Year ended 12/31/95
(c)      Year ended 1/31/95
(d)      Year ended 11/30/95



COMPUTATION OF CLASS A OFFERING PRICE

         Class A shares are sold at the NAV plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase aggregating less than $50,000 subject to the schedule of sales charges set forth in the prospectus at a price based upon the NAV of each Fund's Class A shares as of July 31, 1997.



FUND*               NET ASSET             PER SHARE            OFFERING PRICE
                    VALUE                 SALES CHARGE         PER SHARE
=================== ====================  ===================  ===============
Growth/Income       $27.26                $1.36                $28.62
Income/Growth       $23.94                $1.19                $25.13
Small Cap           $15.69                $0.78                $16.47
Total Return        $20.69                $1.03                $21.72
Utility             $11.45                $0.57                $12.02
Value               $24.64                $1.23                $25.87

*Excludes Blue Chip, which had not yet offered Class A shares.


PERFORMANCE

Total Return

         Total return quotations for a class of shares of a Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of each period.

         The average annual total returns for each class of shares of the Funds (including applicable sales charges) as of August 31, 1997 for Blue Chip and July 31, 1997 for the other Funds are as follows:

                                                     TEN YEARS OR
                                                         SINCE         INCEPTION
FUND/CLASS            ONE YEAR       FIVE YEARS        INCEPTION         DATE
=============== =============== ===============  =================== ===========
BLUE CHIP*             31.76%          15.36%            9.54%           9/11/35
GROWTH/INCOME
Class A                33.71%            --             28.25%           1/3/95
Class B                34.32%            --             29.00%           1/3/95
Class C                38.25%            --             29.80%           1/3/95
Class Y                40.66%          20.43%           15.06%          10/15/86
INCOME/GROWTH
Class A                22.24%            --             17.65%           1/3/95
Class B                22.40%            --             18.13%           1/3/95
Class C                26.37%            --             19.00%           1/3/95
Class Y                28.70%          11.99%            9.54%           8/31/78
SMALL CAP
Class A                36.08%            --             26.18%           1/3/95
Class B                36.69%            --             26.83%           1/3/95
Class C                41.71%            --             27.76%           1/24/95
Class Y                43.24%            --             18.98%           10/1/93
TOTAL RETURN
Class A                36.84%          16.32%           12.40%           2/13/87
Class B                37.44%            --             16.33%           2/1/93
Class C                41.58%            --             16.61%           2/1/93
Class Y                  --              --             17.22%           1/13/97
UTILITY
Class A                15.56%            --              8.95%           1/4/94
Class B                15.42%            --              9.00%           1/4/94
Class C                19.42%            --             13.55%           9/2/94
Class Y                21.54%            --             12.58%           2/28/94
VALUE
Class A                35.47%          15.86%           12.37%           4/12/85
Class B                36.20%            --             16.82%           2/2/93
Class C                40.24%            --             22.25%           9/2/94
Class Y                42.58%          17.32%           17.96%           1/1/91


         * Not multiple class during this period.

Non-Standardized Performance

       In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

General

       From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Russell 2000 Index, or any other commonly quoted index of common stock prices. The Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average and the Russell 2000 Index are unmanaged indices of selected common stock prices. A Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance. A Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

Financial Statements

         The audited financial statements and the reports thereon are hereby incorporated by reference to each Fund's Annual Report, a copy of which may be obtained without charge from ESC, P.O. Box 2121, Boston, Massachusetts 02106-2121.



                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, each Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in a Fund's prospectus, SAI or in supplemental sales literature issued by such Fund or the Distributor, and no person is entitled to rely on any information or representation not contained therein.

         Each Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

                                   APPENDIX A


                          S&P AND MOODY'S BOND RATINGS


S&P Bond Ratings


           An S&P bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

         a. Likelihood of default and capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         b. Nature of and provisions of the obligation; and

         c. Protection afforded by and relative position of the obligation in the event of bankruptcy reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         A provisional rating is sometimes used by S&P. It assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

        S&P bond ratings are as follows:

         a. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         b. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         5. BB, B, CCC, CC and C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Bond Ratings

Moody's ratings are as follows:

         1. Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         2. Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         3. A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         4. Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         5. Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         6. B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         7. Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         8. Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in defauolt or have other market shortcomings.

         9. C - Bonds which are rated as C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Baa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             MONEY MARKET INSTRUMENTS

         Money market securities are instruments with remaining maturities of one year or less such as bank certificates of deposit, bankers' acceptances, commercial paper (including variable rate master demand notes), and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

Commercial Paper

         Commercial paper will consist of issues rated at the time of purchase A-1 by S&P or Prime-1 by Moody's or F-1 by Fitch Investor Services, L.P. If not rated, commercial paper will be issued by companies which have an outstanding debt issue rated at the time of purchase Aaa, Aa or A by Moody's or AAA, AA or A by S&P or Fitch, or will be determined by a Fund's investment adviser to be of comparable quality. A. S&P Ratings

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The top category is as follows:

         1. A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         2. A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

B.       Moody's Ratings

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designation, judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

         1. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are deemed to have a superior capacity for repayment of short term promissory obligations. Repayment capacity of Prime-1 issuers is normally evidenced by the following characteristics:

         1)       leading market positions in well-established industries;

         2)       high rates of return on funds employed;

         3) conservative capitalization structures with moderate reliance on debt and ample asset protection;

         4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

         5) well established access to a range of financial markets and assured sources of alternate liquidity.

         In assigning ratings to issuers whose commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

C.       Fitch Ratings

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

         F-2: Good Credit Quality. Issues assigned to this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F- 1+" and "F-1" ratings.

         F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         D: Default. Issues assigned to this rating are in actual or imminent payment default.

         LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                            AMERICAN RETIREMENT FUND

                             EVERGREEN EQUITY TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                             EVERGREEN EQUITY TRUST

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 633-2700

                                 BALANCED FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 1998

                    Evergreen Foundation Fund ("Foundation")
            Evergreen Tax Strategic Foundation Fund ("Tax Strategic")
           Evergreen American Retirement Fund ("American Retirement")
                      Evergreen Balanced Fund ("Balanced")

                     (Each a "Fund;" together, the "Funds")


          Each Fund is a series of an open-end management investment company known as Evergreen Equity Trust (the "Trust").



          This Statement of Additional Information ("SAI") pertains to all classes of shares of the Funds listed above. It is not a prospectus and should be read in conjunction with the Funds' prospectuses dated August 1, 1998, as supplemented from time to time. The Funds are offered through two separate prospectuses: one offering Class A, Class B and Class C shares of each Fund and one offering Class Y shares of each Fund. You may obtain these prospectuses from Evergreen Distributor, Inc.

                                TABLE OF CONTENTS

INVESTMENT POLICIES
         Fundamental Investment Policies
         Additional Information on Securities and Investment Practices MANAGEMENT OF THE TRUST
PRINCIPAL HOLDERS OF FUND SHARES
INVESTMENT ADVISORY AND OTHER SERVICES
         Investment Advisors
         Investment Advisory Agreements
         Distributor
         Distribution Plans and Agreements
         Additional Service Providers
BROKERAGE
         Brokerage Commissions
         Selection of Brokers
         Simultaneous Transactions
TRUST ORGANIZATION
         Form of Organization
         Description of Shares
         Voting Rights
         Limitation of Trustees' Liability
PURCHASE,REDEMPTION  AND  PRICING  OF SHARES How the Funds  Offer  Shares to the
         Public Contingent Deferred Sales Charge Sales Charge Waivers or Reductions Exchanges Calculation of Net Asset Value Per Share ("NAV") Valuation of Portfolio Securities Shareholder Services
PRINCIPAL UNDERWRITER
ADDITIONAL TAX INFORMATION
         Requirements for Qualification as a Regulated Investment Company
         Taxes on Distributions
         Taxes on the Sale or Exchange of Fund Shares
         Other Tax Considerations
         Special Tax Considerations for Tax Strategic
FINANCIAL INFORMATION
         Expenses
         Brokerage Commissions Paid
         Computation of Class A Offering Price
         Performance
ADDITIONAL INFORMATION
APPENDIX A

                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES

         Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Where necessary, an explanation beneath a fundamental policy describes a Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of a Fund are in terms of current market value.

         1.  Diversification

         Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversification Policy:

         To remain classified as a diversified investment company under the 1940 Act, a Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities.

         2.  Concentration

         Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         Each Fund may not invest more than 25% of its total assets, taken at market value , in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3.  Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.

         4.  Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy: Each Fund may borrow from banks in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed). Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. A Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         In addition to borrowing for temporary or emergency purposes, American Retirement intends to borrow for the purpose of leveraging.

         5.  Underwriting

         Each Fund may not underwrite securities of other issuers, except insofar as each Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6.  Real Estate

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7.  Commodities

         Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that each Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8.  Lending

         Each Fund may not make loans to other persons, except that each Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, each Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay each Fund any income accruing on the security. Each Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Gains or losses in the market value of a security lent will affect each Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. Each Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. Each Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. Each Fund may pay reasonable fees in connection with such loans.

         9.  Investments in Federally Tax-Exempt Securities (Tax Strategic)

         Tax Strategic will, during periods of normal market conditions, invest its assets in accordance with applicable guidelines issued by the Securities and Exchange Commission ("SEC") or its staff concerning investment in tax-exempt securities for funds with the words tax-exempt, tax free or municipal in their names.

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES

         The investment objectives of each Fund and a description of the securities in which each Fund may invest are set forth in the Funds' prospectuses. The following expands upon the discussion in the prospectuses regarding certain investments of the Funds.

U.S. Government Securities

     Each Fund may invest in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including issues of the U.S. Treasury. These securities are either backed by the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities or the credit of the agency or instrumentality issuing the obligations.

     Some government agencies and instrumentalities may not receive financial support from the U.S. government. Examples of such agencies are:

              (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

              (ii)  Farmers Home Administration;

              (iii) Federal Home Loan Banks;

              (iv)  Federal Home Loan Mortgage Corporation;

              (v)   Federal National Mortgage Association; and

              (vi)  Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association ("GNMA")

              The  Funds  may  invest  in  securities  issued  by  the  GNMA,  a corporation wholly-owned by the U.S. government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

              Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

              The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

              Although GNMA certificates may offer yields higher than those available from other types of U.S. government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to same decline. In addition, these prepayments can cause a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

Equity Securities

              The Funds may invest in equity securities consist primarily of common stocks and securities convertible into common stocks. Investing in common stocks, particularly those having growth characteristics, frequently involves greater risks (and possibly greater rewards) than investing in other types of securities. Common stock prices tend to be more volatile and companies having growth characteristics may sometimes be unproven.

              Investing in companies with medium market capitalizations involves greater risk than investing in larger companies. The stock prices of mid-cap companies can rise quickly and drop substantially in a short period of time. This volatility results from a number of factors, including reliance by these companies on relatively limited product lines, markets, and financial resources. These and other factors may make mid-cap companies more susceptible to setbacks or downturns.

              Investing in companies with small market capitalizations involves greater risk than investing in larger companies. Their stock prices can rise very quickly and drop dramatically in a short period of time. This volatility results from a number of factors, including reliance by these companies on limited product lines, markets, and financial and management resources. These and other factors may make small cap companies more susceptible to setbacks or downturns. These companies may experience higher rates of bankruptcy or other failures than larger companies. They may be more likely to be negatively affected by changes in management. In addition, the stock of small cap companies may be thinly traded.

Derivatives (Balanced and American Retirement)

              Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives may be standardized, exchange-traded contracts or customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

              There are four principal types of derivative instruments -options, futures, forwards, and swaps -- from which virtually any type of derivative transaction can be created. Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" is also sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

              The Funds can use derivatives to earn income, to enhance returns, to hedge or adjust the risk profile of the portfolio, in place of more traditional direct investments or to obtain exposure to otherwise inaccessible markets. A Fund's use of derivatives for non-hedging purposes entails greater risks than if a Fund were to use derivatives solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to a Fund's shareholders.

              The Funds' investment advisor is not an aggressive user of derivatives with respect to the Funds. However, the Funds may take positions in those derivatives that are within their investment policies if, in the Advisor's (as hereinafter defined) judgment, this represents an effective response to current or anticipated market conditions. The Advisor's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Funds' investment objective and policies. While the judicious use of derivatives by experienced investment managers, such as the Advisor, can be beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in the Funds.

              Market Risk -- This is the general risk attendant to all investments that the value of a particular investment will decline or otherwise change in a way detrimental to the Funds' interest.

              Management Risk -- Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Because derivatives are complex, a Fund and its Advisor must (1) maintain controls to monitor the transactions entered into, (2) assess the risk that a derivative adds to a Fund's portfolio and (3) forecast price, interest rate or currency exchange rate movements correctly.

              Credit Risk -- This is the risk that a Fund may lose money because the other party to a derivative (usually called a "counter party") failed to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counter party to each exchange-traded derivative, guarantees performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, a Fund considers the creditworthiness of each counter party to a privately negotiated derivative in evaluating potential credit risk.

              Liquidity Risk -- Liquidity risk is the possibility that a Fund will have difficulty buying or selling a particular instrument. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), a Fund may not be able to initiate a transaction or liquidate a position at an advantageous price.

              Leverage Risk -- Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

              Other Risks -- Other risks in using derivatives include the risk of mispricing or improper valuation and the inability of derivatives to correlate perfectly with underlying assets, rates, and indices. Many derivatives,  in particular  privately negotiated  derivatives,  are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counter parties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

Options Transactions (Balanced and American Retirement)

              Writing Covered Options. A Fund may write (i.e., sell) covered call and put options. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. Writing a put option obligates a Fund during the term of the option to purchase the securities underlying the option at the exercise price if the option buyer exercises the option. A Fund also may write straddles (combinations of covered puts and calls on the same underlying security).

              A Fund may only write "covered" options. This means that while a Fund is obligated as the writer of a call option it will own the underlying securities subject to the option or, with call options on U.S.

Treasury bills, it might own similar U.S. Treasury bills. If a Fund has written options against all of its securities that are available for writing options, the Fund may be unable to write additional options unless it sells some of its portfolio holdings to obtain new securities against which it can write options. If this were to occur, higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs may result. A Fund does not expect, however, that this will occur. A Fund will be considered "covered" with respect to a put option it writes if, while it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

              The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. A Fund receives a premium from writing a call or put option, which it retains whether or not the option is exercised. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and, by writing a put option, a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

              Purchasing Options. A Fund may purchase put or call options, including put or call options for offsetting previously written put or call options of the same series. Once a Fund has written a covered option, it will continue to hold the segregated securities or assets until it effects a closing purchase transaction. If a Fund is unable to close the option position, it must hold the segregated securities or assets until the option expires or is exercised. An option position may be closed out only in a secondary market for an option of the same series. Although a Fund generally writes only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and, for some options, no secondary market may exist. In such event, effecting a closing transaction for a particular option might not be possible.

              Options on some securities are relatively new, and predicting how much trading interest there will be for such options is impossible. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair a Fund's ability to use such options to achieve its investment objective.

              Options Trading Markets. A Fund trades in options that are generally listed on national securities exchanges, currently including the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Options on some securities are traded in the over-the-counter market, and may not be listed on any exchange. Options traded in the over-the- counter market involve a greater risk that the securities dealers participating in the transactions could fail to meet their obligations to a Fund.

              A Fund will include the premiums it has paid for the purchase of unlisted options and the value of securities used to cover options it has written for purposes of calculating whether the Fund has complied with its policies on illiquid securities.

Futures Transactions and Related Options Transactions (Balanced and American Retirement)

              A Fund may enter into financial futures contracts as a hedge against changes in prevailing levels of interest rates to seek relative stability of principal and to establish more definitely the effective return on securities held or intended to be acquired by the Fund or as a hedge against changes in the prices of securities held by the Fund or to be acquired by the Fund. A Fund's hedging may include sales of futures as an offset against the effect of expected increases in interest rates or securities prices and purchases of futures as an offset against the effect of expected declines in interest rates.

              For example, when a Fund anticipates a significant market or market sector advance, it will purchase a stock index futures contract as a hedge against not participating in such advance at a time when the Fund is not fully invested. The purchase of a futures contract serves as a temporary substitute for the purchase of individual securities which may then be purchased in an orderly fashion. As such purchases are made, an equivalent amount of index based futures contracts would be terminated by offsetting sales. In contrast, a Fund would sell stock index futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's portfolio. To the extent that a Fund's portfolio changes in value in correlation with a given index, the sale of futures contracts on that index would substantially reduce the risk to the portfolio of a market decline or change in interest rates, and, by doing so, provide an alternative to the liquidation of the Fund's securities positions and the resulting transaction costs.

              A Fund intends to engage in options transactions which are related to financial futures contracts for hedging purposes and in connection with the hedging strategies described above.

              Although techniques other than sales and purchases of futures contracts and related options transactions could be used to reduce a Fund's exposure to interest rate and/or market fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts and related options transactions. While a Fund does not intend to take delivery of the instruments underlying futures contracts it holds, the Fund does not intend to engage in such futures contracts for speculation.

Futures Contracts (Balanced and American Retirement)

              Futures contracts are transactions in the commodities markets rather than in the securities markets. A futures contract creates an obligation by the seller to deliver to the buyer the commodity specified in the contract at a specified future time for a specified price. The futures contract creates an obligation by the buyer to accept delivery from the seller of the specified commodity at the specified future time for the specified price. In contrast, a spot transaction creates an immediate obligation for the seller to deliver and the buyer to accept delivery of and pay for an identified commodity. In general, futures contracts involve transactions in fungible goods such as wheat, coffee and soybeans. However, in the last decade an increasing number of futures contracts have been developed which specify financial instruments or financially based indexes as the underlying commodity.

              U.S. futures contracts are traded only on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are The Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the International Monetary Market (a division of the Chicago Mercantile Exchange), the New York Futures Exchange and the Kansas City Board of Trade. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin. A futures commission merchant ("Broker") effects each transaction in connection with futures contracts for a commission. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC") and National Futures Association ("NFA").

              Interest Rate Futures Contracts. The sale of an interest rate futures contract creates an obligation by a Fund, as seller, to deliver the type of financial instrument specified in the contract at a specified future time for a specified price. The purchase of an interest rate futures contract creates an obligation by a Fund, as purchaser, to accept delivery of the type of financial instrument specified at a specified future time for a specified price. The specific securities delivered or accepted, respectively, at settlement date, are not determined until at or near that date. The determination is in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

              Currently, interest rate futures contracts can be purchased or sold on 90-day U.S. Treasury bills, U.S. Treasury bonds, U.S. Treasury notes with maturities between 6 1/2 and 10 years, (GNMA) certificates, 90-day domestic bank certificates of deposit, 90-day commercial paper, and 90-day Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes and GNMA certificates, and $1,000,000 for the other designated contracts. While U.S. Treasury bonds, U.S. Treasury bills, U.S. Treasury notes and GNMA certificates are backed by the full faith and credit of the U.S. government, futures contracts in U.S. government securities are not obligations of the U.S. Treasury.

              Index Based Futures Contracts, Other Than Stock Index Based. It is expected that bond index and other financially based index futures contracts will be developed in the future. It is anticipated that such index based futures contracts will be structured in the same way as stock index futures contracts but will be measured by changes in interest rates, related indexes or other measures, such as the consumer price index. In the event that such futures contracts are developed, a Fund may sell interest rate index and other index based futures contracts to hedge against changes which are expected to affect the Fund's portfolio.

              The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, to initiate trading an amount of cash, cash equivalents, money market instruments, or U.S. Treasury bills equal to approximately 1 1/2% (up to 5%) of the contract amount must be deposited by a Fund with the Broker. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

              Subsequent payments, called variation margin, to the Broker and from the Broker, are made on a daily basis as the value of the underlying instrument or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as mark-to-market. For example, when a Fund has purchased a futures contract and the price of the underlying financial instrument or index has risen, that position will have increased in value, and a Fund will receive from the Broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the underlying financial instrument or index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the Broker. At any time prior to expiration of the futures contract, a Fund may elect to close the position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the Broker, and the Fund realizes a loss or gain.

              The Trust intends to enter into arrangements with its custodian and with Brokers to enable the initial margin of a Fund and any variation margin to be held in a segregated account by its custodian on behalf of the Broker.

              Although interest rate futures contracts by their terms call for actual delivery or acceptance of financial instruments, and index based futures contracts call for the delivery of cash equal to the difference between the closing value of the index on the expiration date of the contract and the price at which the futures contract is originally made, in most cases such futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by an offsetting transaction in which a Fund enters into a futures contract purchase for the same aggregate amount of the specific type of financial instrument or index and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by an offsetting transaction in which a Fund enters into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain. If the purchase price exceeds the offsetting sale price the Fund realizes a loss. The amount of a Fund's gain or loss on any transaction is reduced or increased, respectively, by the amount of any transaction costs incurred by the Fund.

              As an example of an offsetting transaction, the contractual obligations arising from the sale of one contract of September U.S. Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e. on a specified date in September, the "delivery month") by the purchase of one contract of September U.S. Treasury bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to a Fund.

              There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms.

Options on Financial Futures. A Fund may purchase call and put options on financial futures contracts and sell such options to terminate an existing position. Options on futures are similar to options on stocks except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) rather than to purchase or sell stock at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. This amount represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and value of the futures contract.

              A Fund intends to use options on financial futures contracts in connection with hedging strategies. In the future the Fund may use such options for other purposes.

              Purchase of Put Options on Futures Contracts. The purchase of protective put options on financial futures contracts is analogous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by a Fund. Put options may be purchased to hedge a portfolio of stocks or debt instruments or a position in the futures contract upon which the put option is based.

              Purchase of Call Options on Futures Contracts. The purchase of call options on financial futures contracts represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying financial instrument or index itself, purchase of a call option may be less risky than the ownership of the interest rate or index based futures contract or the underlying securities. Call options on commodity futures contracts may be purchased to hedge against an interest rate increase or a market advance when a Fund is not fully invested.

              Use of New Investment Techniques Involving Financial Futures Contracts or Related Options. A Fund may employ new investment techniques involving financial futures contracts and related options. A Fund intends to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Fund's investment objective. The Trust believes that no additional techniques have been identified for employment by a Fund in the foreseeable future other than those described above.

              Limitations on Purchase and Sale of Futures Contracts and Related Options on Such Futures Contracts. A Fund will not enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin deposits on such futures contracts, including any premiums paid for options on futures.

              A Fund intends that its futures contracts and related options transactions will be entered into for traditional hedging purposes. That is, futures contracts will be sold to protect against a decline in the price of securities that a Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. A Fund does not intend to enter into futures contracts for speculation.

              In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents equal to the market value of the futures contracts will be deposited in a segregated account and/or in a margin account with a Broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

              Risks of Futures Contracts. Financial futures contracts prices are volatile and are influenced, among other things, by changes in stock prices, market conditions, prevailing interest rates and anticipation of future stock prices, market movements or interest rate changes, all of which in turn are affected by economic conditions, such as government fiscal and monetary policies and actions, and national and international political and economic events.

              At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and for securities, including technical influences in futures contracts trading; and differences between the securities being hedged and the financial instruments and indexes underlying the standard futures contracts available for trading, in such respects as interest rate levels, maturities and creditworthiness of issuers, or identities of securities comprising the index and those in a Fund's portfolio. In addition, futures contract transactions involve the remote risk that a party may be unable to fulfill its obligations and that the amount of the obligation will be beyond the ability of the clearing broker to satisfy. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

              Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs. If the account was then closed out at a total decrease of 15% of the futures contract, it would result in a loss equal to 150% of the original margin deposit. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of entering into the futures contract, it had invested in the underlying financial instrument. Furthermore, in order to be certain that a Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund will establish a segregated account in connection with its futures contracts which will hold cash or cash equivalents equal in value to the current value of the underlying instruments or indices less the margins on deposit.

              Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

              Risks of Options on Futures Contracts. In addition to the risks described above for financial futures contracts, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. A Fund will not purchase options on any futures contract unless and until it believes that the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with the futures contracts. Compared to the use of futures contracts, the purchase of options on such futures involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to a Fund, even though the use of a futures contract would not, such as when there is no movement in the level of the futures contract.

Investment Company Securities

              Securities of other investment companies may be acquired by a Fund to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. However, a Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, polices and limitations as the Fund.

Repurchase Agreements

              A Fund may enter into repurchase agreements with entities that are registered U.S. government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by the Fund's Advisor to be creditworthy. A repurchase agreement is an agreement by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

              The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. A Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. A Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the Advisor to be creditworthy pursuant to guidelines established by the Trustees.

Reverse Repurchase Agreements

              A Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

              The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

              When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Illiquid and Restricted Securities

              A Fund may not invest more than 15% of its net assets in securities that are illiquid. A security is illiquid when a Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

              A Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining a Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

              A   Fund   may   purchase   securities   on   a   when-issued   or
delayed-delivery basis and may purchase or sell securities on a forward commitment basis. These transactions involve the purchase of debt obligations with delivery and payment normally taking place within a month or more after the date of commitment to purchase. A Fund will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment.

              Segregated accounts will be established and a Fund will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

              Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

              A Fund uses when-issued, delayed-delivery and forward commitment transactions to secure what it considers to be an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery and forward commitment transactions, it relies on the buyer or seller, as the case may be, to consummate the sale. If the buyer or seller fails to complete the sale, then the Fund may miss the opportunity to obtain the security at a favorable price or yield.

              Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has in a segregated account. When purchasing a security on a when-issued, delayed-delivery, or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments.

Foreign Currency Transactions

              As one way of managing exchange rate risk, a Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency a Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. A Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. Each Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund's advisor expects a decrease in the value of the currency in which the foreign security is denominated. Although a Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the Advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. A Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

Foreign Securities

              A Fund may invest in foreign securities or U.S. securities traded in foreign markets. Permissible investments may consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit, and investments in Canadian commercial paper, foreign securities and Europaper. These instruments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments; the possible imposition of withholding taxes on interest or other income; the possible seizure, nationalization, or expropriation of foreign deposits; the possible establishment of exchange controls; or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Lower Rated Bonds (Balanced and American Retirement)

              Balanced and American Retirement may invest in high yield, high risk bonds, commonly known as "junk bonds." While investment in high yield, high risk bonds provides opportunities to maximize return over time, investors should be aware of the following risks associated with high yield, high risk bonds:

         (1) High yield, high risk bonds are rated below investment grade, i.e., BB or lower by Standard & Poor's Ratings Group ("S&P") or Ba or lower by Moody's Investors Service ("Moody's"). Securities so rated are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Balanced and American Retirement may also invest in unrated securities that, in their Advisor's judgment, offer comparable yields and risks as securities that are rated as low as D by S&P or Cby Moody's. It is possible for securities rated D or C-, respectively, to have defaulted on payments of principal and/or interest at the time of investment. (See Appendix A to this SAI for a description of these rating categories.) Balanced and American Retirement intend to invest in D rated debt only in cases when, in their Advisor's judgment, there is a distinct prospect of improvement in the issuer's financial position as a result of the completion of reorganization or otherwise.

         (2) The lower ratings of these securities reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by specific corporate developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (3) The value of high yield, high risk bonds may be more susceptible to real or perceived adverse economic, company or industry conditions and publicity than is the case for higher quality securities.

         (4) The value, of high yield, high risk bonds like that of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of below-investment grade bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to adverse or positive economic changes or individual corporate developments.

         (5) The secondary market for such securities may be less liquid at certain times than the secondary market for higher quality debt securities, which may adversely effect (1) the market price of the security, (2) a Fund's ability to dispose of particular issues and (3) a Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

(6) Zero coupon bonds and payment-in-kind securities ("PIKs") involve additional special considerations. For example, zero coupon bonds pay no interest to holders prior to maturity of interest. PIKs are debt obligations that provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater fluctuation in value due to changes in interest rates than debt obligations that pay interest currently. Even though these investments do not pay current interest in cash, a Fund is, nonetheless, required by tax laws to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate investments in order to fulfill its intention to distribute substantially all of its net income as dividends. A Fund will not be able to purchase additional income producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result.

         An Advisor considers the ratings of S&P and Moody's assigned to various securities, but does not rely solely on these ratings because (1) S&P's and Moody's assigned ratings are based largely on historical financial data and may not accurately reflect the current financial outlook of companies; and (2) there can be large differences among the current financial conditions of issuers within the same category.

                              MANAGEMENT OF THE TRUST

         Set forth below are the Trustees and officers of the Trust and their principal occupations and their affiliations over the last five years. Unless otherwise indicated, the address for each Trustee and officer is 200 Berkeley Street, Boston, Massachusetts 02116. Each Trustee is also a Trustee of each of the other Trusts in the Evergreen fund complex.



NAME                             POSITION WITH TRUST       PRINCIPAL OCCUPATIONS FOR LAST FIVE YEARS
-------------------------------  ------------------------- -----------------------------------------------------------------
Laurence B. Ashkin               Trustee                   Real estate developer and construction consultant;
(DOB: 2/2/28)                                              and President of Centrum Equities and Centrum
                                                           Properties, Inc.

Charles A. Austin III            Trustee                   Investment Counselor to Appleton Partners, Inc.;
(DOB: 10/23/34)                                            former Director, Executive Vice President and
                                                           Treasurer, State Street Research & Management
                                                           Company (investment advice); Director, The Andover
                                                           Companies (Insurance); and Trustee, Arthritis
                                                           Foundation of New England



                                                        15


NAME                             POSITION WITH TRUST       PRINCIPAL OCCUPATIONS FOR LAST FIVE YEARS
-------------------------------  ------------------------- -----------------------------------------------------------------
K. Dun Gifford                    Trustee                  Trustee,  Treasurer  and  Chairman of the Finance  Committee,
(DOB: 10/12/38)                                            Cambridge College;  Chairman Emeritus and Director,  American
                                                           Institute of Food and
                                                           Wine;   Chairman  and
                                                           President,    Oldways
                                                           Preservation      and
                                                           Exchange        Trust
                                                           (education);   former
                                                           Chairman    of    the
                                                           Board,  Director, and
                                                           Executive        Vice
                                                           President, The London
                                                           Harness      Company;
                                                           former       Managing
                                                           Partner,    Roscommon
                                                           Capital Corp.; former
                                                           Chief       Executive
                                                           Officer,      Gifford
                                                           Gifts of Fine  Foods;
                                                           and former Chair man,
                                                           Gifford,  Drescher  &
                                                           Associates
                                                           (environmental
                                                           consulting)

James S. Howell                  Chairman of the           Former Chairman of the Distribution Foundation for
(DOB: 8/13/24)                   Board of Trustees         the Carolinas; and former Vice President of Lance Inc.
                                                           (food manufacturing).

Leroy Keith, Jr.                 Trustee                   Chairman  of the Board and Chief  Executive  Officer,  Carson
(DOB: 2/14/39)                                             Products  Company;  Director of Phoenix Total Return Fund and
                                                           Equifax,        Inc.;
                                                           Trustee   of  Phoenix
                                                           Series Fund,  Phoenix
                                                           Multi-Portfolio Fund,
                                                           and The  Phoenix  Big
                                                           Edge Series Fund; and
                                                           former     President,
                                                           Morehouse College.

Gerald M. McDonnell              Trustee                   Sales Representative with Nucor-Yamoto, Inc. (steel
(DOB: 7/14/39)                                             producer).

Thomas L. McVerry                Trustee                   Former Vice President and Director of Rexham
(DOB: 8/2/39)                                              Corporation; and former Director of Carolina
                                                           Cooperative Federal Credit Union.

William Walt Pettit              Trustee                   Partner in the law firm of William Walt Pettit, P.A.
(DOB: 8/26/55)

David M. Richardson              Trustee                   Vice Chair and former Executive Vice President, DHR
(DOB: 9/14/41)                                             International, Inc. (executive recruitment); former
                                                           Senior Vice President, Boyden International Inc.
                                                           (executive recruitment); and Director, Commerce and
                                                           Industry Association of New Jersey, 411
                                                           International, Inc., and J&M Cumming Paper Co.

Russell A. Salton, III MD        Trustee                   Medical Director, U.S. Health Care/Aetna Health
(DOB: 6/2/47)                                              Services; former Managed Health Care Consultant;
                                                           and former President, Primary Physician Care.

Michael S. Scofield              Trustee                   Attorney, Law Offices of Michael S. Scofield.
(DOB: 2/20/43)


                                                        16


NAME                             POSITION WITH TRUST       PRINCIPAL OCCUPATIONS FOR LAST FIVE YEARS
-------------------------------  ------------------------- -----------------------------------------------------------------
Richard J. Shima                 Trustee                   Former  Chairman,  Environmental  Warranty,  Inc.  (insurance
 (DOB: 8/11/39)                                            agency);   Executive  Consultant,   Drake  Beam  Morin,  Inc.
                                                           (executive outplacement); Director  of
                                                           Connecticut   Natural Gas Corporation,
                                                           Hartford    Hospital, Old State    House
                                                           Association, Middlesex Mutual Assurance Company,
                                                           and Enhance Financial Services, Inc.;
                                                           Chairman,   Board  of Trustees, Hartford
                                                           Graduate      Center; Trustee, Greater
                                                           Hartford YMCA; former Director, Vice
                                                           Chairman   and  Chief Investment Officer,
                                                           The         Travelers Corporation;   former
                                                           Trustee, Kingswood-Oxford School; and former
                                                           Managing Director and Consultant,   Russell
                                                           Miller, Inc.

William J. Tomko*                President and             Senior Vice President and Operations Executive,
(DOB: 8/30/58)                   Treasurer                 BISYS Fund Services.

Nimish S. Bhatt*                 Vice President and        Vice President, Tax, BISYS Fund Services; former
(DOB: 6/6/63)                    Assistant Treasurer       Assistant Vice President, Evergreen Asset
                                                           Management Corp./First Union
                                                           National Bank; former Senior    Tax
                                                           Consulting/Acting Manager,   Investment
                                                           Companies Group, Price Waterhouse LLP,
                                                           New York.

Bryan Haft*                      Vice President            Team Leader, Fund Administration, BISYS Fund
(DOB: 1/23/65)                                             Services.

D'Ray Moore*                     Secretary                 Vice President, Client Services, BISYS Fund Services.
(DOB: 3/30/59)

*Address: BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-8001

Trustee Compensation

         Listed below is the Trustee compensation for the fiscal year ended March 31, 1998.

                                         Pension or
                              Aggregate  Retirement Benefits  Estimated Annual    Total Compensation
                            Compensation Accrued As Part of   Benefits Upon       from Trust and
Trustee                      from Trust  Fund Expenses        Retirement          Fund Complex
Laurence B. Ashkin             $ 9,856      $ 0                 $ 0                 $ 72,681
Charles A. Austin III            6,993(a)     0                   0                   49,297(b)
Foster Bam*                      7,722        0                   0                   53,236
K. Dun Gifford                   6,468        0                   0                   46,061
James S. Howell                 12,072(c)     0                   0                  109,570(d)
Robert J. Jeffries*              2,167        0                   0                   18,222
Leroy Keith Jr.                  6,633        0                   0                   46,461
Gerald M. McDonnell **          10,718        0                   0                   94,500
Thomas L. McVerry **            10,825        0                   0                   96,805
William Walt Pettit **           9,700        0                   0                   86,613
David M. Richardson              6,927        0                   0                   48,673
Russell A. Salton, III **       10,424        0                   0                   95,031
Michael S. Scofield             10,835        0                   0                   97,794
Richard J. Shima                 8,681        0                   0                   67,325


(a) $1,049 of this amount payable in later years as deferred  compensation.  (b)
$7,395 of this  amount  payable in later  years as  deferred  compensation.  (c)
$9,658 of this amount payable in later years as deferred compensation. (d) $87,656 of this amount payable in later years as deferred compensation.
 * Former Trustee; retired as of December 31, 1997 ** Entire amount payable in later years as deferred compensation.


                          PRINCIPAL HOLDERS OF FUND SHARES

         As of July 1, 1998, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding of any class of each Fund.

         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record 5% or more of a class of each Fund's outstanding shares as of July 1, 1998.

Foundation Class A                                                  None

Foundation Class B                                                  None

Foundation Class C
MLPF&S for the sole benefit of its customers
Attn: Fund Administration                                             26.21%
4800 Deer Lake Dr. East 2nd fl.
Jacksonville, FL 32246-6484

Foundation Class Y
First Union National Bank/EB/INT, Cash Account
Attn: Trust Operations Fund Group                                     10.43%
401 S. Tryon Street; 3rd Floor CMG 1151
Charlotte, NC 28202-1911

First Union National Bank/EB/INT, Reinvest Account
Attn: Trust Operations Fund Group                                     36.39%
401 S. Tryon Street;3rd Floor CMG 1151
Charlotte, NC 29202-1911 Mac & Co.

Aetna Retirement Services/Central Valuation Unit                      12.01%
Attn: Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

AETNA Life Insurance
Life & Annuity/Central Valuation Unit                                 5.41%
Attn: Jackie Johnson, Conveyor TS31
151 Farminton Ave.
Hartford, CT 06156-0001

Charles Schwab & Co. Inc.
Special Custody Account fo r the Exclusive Benefit of Customers       6.46%
Reinvest Account Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

Tax Strategic Class A                                                 None

Tax Strategic Class B
MLPF&S for the sole benefit of its customers
Attn: Fund Administration 97H99                                       10.52%
4800 Deer Lake Dr. East 2nd Fl.
Jacksonville, FL 32246-6484

Tax Strategic Class C
MLPF&S for the sole benefit of its customers
Attn: Fund Administration                                             29.86%
4800 Deer Lake Dr.,  East 2nd Fl.
Jacksonville, FL 32246-6484

Tax Strategic Class Y
Nola Maddox Falcone
70 Drake Rd.                                                          7.81%
Scarsdale, NY 10583-6447

First Union National Bank, EB/INT, Cash Account
Attn: Trust Operations Fund Group                                     7.79%
401 S. Tryon St. 3rd Floor CMG 1151
Charlotte, NC 28202-1911

Stephen A. Lieber
1210 Greacen Point Rd.                                                39.63%
Mamaroneck, NY 10543-4613

First Union National Bank  EB/INT/ Cash Account
Attn: Trust Operations Fund Group                                     7.27%
401 S. Tryon St., 3rd Fl
Charlotte,  NC 28202-1911

American  Retirement Class A                                           None

American Retirement Class B                                            None

American  Retirement  Class  C                                         None

American  Retirement  Class Y
Charles Schwab & Co. Inc.
Special Custody Account FBO Exclusive Benefit of Customers            21.21%
Reinvest Account, Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

First Union National Bank/EB/INT, Reinvest Account
Attn: Trust Operations Fund Group                                     18.70%
401 S. Tryon Street, 3rd Fl., CMG 1151
Charlotte, NC 28202-1911

Balanced Class A                                                       None

Balanced Class B                                                       None

Balanced Class C
MLPF&S for the sole benefit of its customers
Attn: Fund Administration                                             15.72%
4800 Deer Lake Dr. East 2nd Fl.
Jacksonville, FL 32246-6484

FUBS & Co. FEBO
FUNB NC FBO Goldstein S. Bldg./Supply Loan Account                    5.81%
Attn: Frank Pierce Loan Ofcs.
P.O. Box 3008, 6th Fl.
Raleigh, NC 27602-3008

Donaldson Lufkin Jenrette
Securities Corporation Inc.                                           5.16%
P.O. Box 2052
Jersey City, NJ 07303-2052

State Street Bank and Trust Company
Rollover IRA FBO Rita E. Resina                                       6.77%
291 Minneford
Bronx, NY 10464-1421

Balanced Class Y
First Union National Bank
Trust Accounts/ Attn: Ginny Batten                                    65.77%
11th Floor CMG - 1151
301 S. Tryon St.
Charlotte, NC 28202-1910

First Union National Bank
Trust Accounts Attn: Ginny Batten                                     30.89%
11th Floor CMG - 1151
301 S. Tryon St.
Charlotte, NC 28202-1910


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORS

         Each Fund has its own investment advisor (the "Advisor"). Each Advisor is a direct or indirect subsidiary of First Union Corporation ("First Union"), a bank holding company headquartered at 301 South College Street, Charlotte, North Carolina 28288-0630. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States.

         Some of the Funds also have an investment subadvisor (the "Subadvisor"). Each Fund's Advisor and, if applicable, its Subadvisor, is discussed below, including a description of fees. For a summary of amounts paid by the Funds to their Advisor for the last three fiscal years see the section "Financial Information" below.

         Evergreen Asset Management Corp. ("Evergreen Asset"), 2500 Westchester Avenue, Purchase, New York 10577, is the Advisor to Foundation, Tax Strategic and American Retirement, each of which pays Evergreen Asset an annual percentage of its average daily net assets, as follows:

                                                  Agregate Net Asset Value of
              Management Fee                      the Shares of a Fund
         Foundation and Tax Strategic:
              0.875% of the first                    $750,000,000; and
              0.750% of the next                     $250,000,000; and
              0.700% of amounts over                 $1,000,000,000.

                                                   Aggregate Net Asset Value of
              Management Fee                       the Shares of a Fund
         American Retirement:
              0.75% of the first                     $750,000,000; and
              0.70% of amounts over                  $750,000,000.

         Keystone Investment Management Company ("Keystone"), 200 Berkeley Street, Boston, Massachusetts 02116, is the Advisor to Balanced.

         Balanced pays Keystone a fee for its services at the annual rate set forth below

                                     1.5% of Gross Dividend
                                     and Interest Income
Aggregate Net                        Plus Aggregate Net Asset Value
Management Fee                        of the Shares of the Fund
--------------                        ---------------------------
0.60% of the first                    $100,000,000; plus
0.55% of the next                     $100,000,000; plus
0.50% of the next                     $100,000,000; plus
0.45% of the next                     $100,000,000; plus
0.40% of the next                     $100,000,000; plus
0.35% of the next                     $500,000,000; plus
0.30% of amounts over                 $1,000,000,000.

              Keystone's fee is computed as of the close of business each business day and is payable monthly.

Lieber & Company, 2500 Westchester Avenue, Purchase, New York 10577, is the Subadvisor to Foundation, Tax Strategic and American Retirement. Lieber &
Company is reimbursed by Evergreen Asset for the direct and indirect costs of providing subadvisory services to a Fund.

INVESTMENT ADVISORY AGREEMENTS

              On behalf of each of its Funds, the Trust has entered into an investment advisory agreement with each Advisor (the "Advisory Agreements"). Under each Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the Advisor furnishes to the appropriate Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The Advisor pays for all of the expenses incurred in connection with the provision of its services. Each Fund pays for all charges and expenses, other than those specifically referred to as being borne by the Advisor, including, but not limited to: (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees of the Trust (Trustees who are not interested persons of the Fund, as defined in the 1940
Act); (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) costs and expenses under the Distribution Plan (as applicable); (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of such Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of such Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for such Fund and for the Independent Trustees of the Trust on matters relating to such Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of such Fund. (See also the section entitled "Financial Information.")

              Each Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of a Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. Each Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

Transactions Among Advisory Affiliates

              The Trust has adopted procedures pursuant to Rule 17a-7 under the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit a Fund to buy or sell securities from another investment company for which a subsidiary of First Union is an investment advisor. The Rule 17a-7 Procedures also allow the Funds to buy or sell securities from other advisory clients for whom a subsidiary of First Union is an investment advisor. The Funds may engage in such transactions if they are equitable to each participant and consistent with each participant's investment objective.

DISTRIBUTOR

     Evergreen Distributor, Inc. (the "Distributor") markets the Funds through broker-dealers and other financial representatives. Its address is 125 W. 55th Street, New York, NY 10019.

DISTRIBUTION PLANS AND AGREEMENTS

              Distribution fees are accrued daily and paid monthly on Class A, Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class

C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of a Fund's shares.

              Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A, Class B and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of the Trust reports the amounts expended under the Plans for a Fund and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

              Each Advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

              Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that Class and, in either case, by a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.

              The Plans permit the payment of fees to brokers and others for distribution and shareholder related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to a Fund and holders of Class A, Class B and Class C shares, and (ii) stimulate administrators to render administrative support services to a Fund and holders of Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as a Fund reasonably requests for its Class A, Class B and Class C shares.

              In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by Fund to the Distributor with respect to that Class or Classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such Class or Classes through deferred sales charges.

              All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of the Trust or the holders of a Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular class of shares of a Fund may bear pursuant to a Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. Any Plan or Distribution Agreement may be terminated (i) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of a Fund, voting separately by Class or by a majority vote of the Independent Trustees, or (ii) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, a Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.

For a summary of distribution fees paid by the Funds for the last three fiscal years see "Financial Information" below.

ADDITIONAL SERVICE PROVIDERS

Administrator
              Evergreen Investment Services, Inc. ("EIS"), 200 Berkeley Street, Boston, Massachusetts 02116-5034, serves as administrator to the Funds, subject to the supervision and control of the Trust's Board of Trustees. EIS provides each Fund with facilities, equipment and personnel and is entitled to receive a fee from the Fund at a rate based on the total assets of all mutual funds advised by First Union subsidiaries, and for which EIS serves as administrator, as follows:


                                       Total assets of
Administrator Fee                     First Union subsidiaries
Foundation, Tax Strategic and American Retirement:

0.060% of the first                   $7 billion
0.0425% of the next                   $3 billion
0.035% of the next                    $5 billion
0.025% of the next                    $10 billion
0.019% of the next                    $5 billion
0.014% of amounts over                $30 billion

Aggregate Net                         Total assets of
Administrator Fee                     First Union subsidiaries
Balanced:

0.050% of the first                   $7 billion
0.035% of the next                    $3 billion
0.030% of the next                    $5 billion
0.020% of the next                    $10 billion
0.015% of the next                    $5 billion
0.010% of amounts over                $30 billion

Transfer Agent

              Evergreen Service Company ("ESC"), a subsidiary of First Union, is the Funds' transfer agent. The transfer agent issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. ESC's address is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Independent Auditors

              KPMG Peat Marwick LLP, is the Funds' independent auditor. The independent auditor audits the Funds' annual financial statements. The address of KPMG Peat Marwick LLP is 99 High Street, Boston, Massachusetts 02110.

Custodian

     State Street Bank and Trust Company is the Funds' custodian. The custodian keeps custody of each Fund's securities and cash and performs other related duties. State Street Bank and Trust Company's address is P.O. Box 9021, Boston, Massachusetts 02205-9827.

Legal Counsel

     Sullivan & Worcester LLP provides legal advice to the Funds. Its address is 1025 Connecticut Avenue, N.W., Washington, D.C. 20036.


                                    BROKERAGE

              The Board of Trustees periodically reviews each Fund's brokerage policy. Due to future regulatory developments affecting the securities exchanges and brokerage practices, the Board of Trustees may modify or eliminate any of the following policies.

BROKERAGE COMMISSIONS

              Generally, a Fund expects to purchase and sell its equity securities through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

              A Fund expects to purchase and sell its fixed income securities through principal transactions directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark-up or reflect a dealer's mark-down. When a Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

SELECTION OF BROKERS

              When buying and selling portfolio securities, each Advisor seeks brokers who can provide the most benefit to a Fund or Funds for which a trade is being made. When selecting a broker, an Advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

              1.  ability to provide the best net financial result to a Fund;
              2.  efficiency in handling trades;
              3.  ability to trade large blocks of securities;
              4.  readiness to handle difficult trades;
              5.  financial strength and stability; and
              6.  provision of "research  services,"  defined as (a) reports and
                  analyses  concerning  issuers,   industries,   securities  and
                  economic factors, and (b) other information useful in making investment decisions.

              A Fund's management weighs these considerations in determining the overall reasonableness of the brokerage commission paid.

              Research services provided by a broker to an Advisor do not replace, but supplement, the services an Advisor is required to deliver to a Fund under the Advisory Agreement. It is impracticable for an Advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another. Under its Investment Advisory Agreement, Keystone is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the 1934 Act. In the event Keystone follows such a practice, it will do so on a basis that is fair and equitable to Balanced.

              The Trust's Board of Trustees has determined that the Funds may consider sales of Fund shares as a factor in the selection of brokers to execute portfolio transactions, subject to the requirements of best execution described above.

              Lieber & Company ("Lieber"), an affiliate of Evergreen Asset and a member of the New York and American Stock Exchanges, will to the extent practicable effect substantially all of the portfolio transactions for Foundation, Tax Strategic and American Retirement effected on those exchanges.

              Under Section 11(a) of the Securities Exchange Act of 1934 (the "1934 Act"), as amended, and the rules adopted thereunder by the SEC, Lieber may be compensated for effecting transactions in the rules are met. Each Fund advised by Evergreen Asset has entered into an agreement with Lieber authorizing Lieber to retain compensation fro brokerage services. In accordance with such agreement, it is contemplated that Lieber, a member of the New York and American Stock Exchanges, will, to the extent practicable, provide brokerage services to Foundation, Tax Strategic and American Retirement with respect to substantially all securities transactions effected on the New York and American Stock Exchanges. In such transactions, the Advisor will seek the best execution at the most favorable price while paying a commission rate no higher than that offered to other clients of Lieber or that comparable execution capability in a similar transaction. However, no Fund will engage in transactions in which Lieber would be a principal. While no Fund advised by Evergreen Asset contemplates any ongoing arrangements with other brokerage firms, brokerage business may be given from time to time to the firms. In addition, the Trustees have adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage transactions with Lieber, as an affiliated broker-dealer, are fair and reasonable.

SIMULTANEOUS TRANSACTIONS

              An Advisor makes investment decisions for a Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for an Advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. Each Advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Funds, but the ideal price or trading volume may not always be achieved for an individual Fund. In order to take advantage of the availablility of lower purchase prices, the Funds may occasionally participate in group bidding for the direct purchase from an issuer of certain securities.

              For a summary of brokerage commission paid by the Funds for the last three fiscal years see "Financial Information" below.


                               TRUST ORGANIZATION

FORM OF ORGANIZATION

              Each Fund is a series of an open-end management investment company, known as Evergreen Equity Trust. The Trust was formed as a Delaware business trust under an Agreement and Declaration of Trust dated September 18, 1997 (the "Declaration of Trust"). A copy of the Declaration of Trust is on file at the SEC as an exhibit to the Trust's Registration Statement, of which this SAI is a part. This summary is qualified in its entirety by reference to the Declaration of Trust.

DESCRIPTION OF SHARES

              The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of each Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

VOTING RIGHTS

              Under the terms of the Declaration of Trust, the Trust is not required to hold annual shareholder meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of net asset value applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of each Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

              After the initial meeting as described above, no further shareholder meetings for the purpose of electing Trustees will be held, unless required by law, unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.

LIMITATION OF TRUSTEES' LIABILITY

              The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

HOW THE FUNDS OFFER SHARES TO THE PUBLIC

              You may buy shares of a Fund through the Distributor, broker-dealers that have entered into special agreements with the Distributor or certain other financial institutions. Each Fund offers four classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay an initial sales charge when you buy a Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem a Fund's shares or no sales charges at all.

Class A Shares

              With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge equal to 4.75% of the offering price. (The prospectuses contain a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases. See also the section in this SAI entitled "Financial Information" for an example of the method of computing the offering price of Class A shares.) If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Funds will charge a CDSC of 1.00% if you redeem during the month of your purchase and the 12-month period following the month of your purchase. See "Contingent Deferred Sales Charge" below.

Class B Shares

              The Funds offer Class B shares at net asset value without an initial sales charge. With certain exceptions, however, the Funds will charge a CDSC on shares you redeem within 72 months after the month of your purchase, in accordance with the following schedule:



REDEMPTION TIMING                                                   CDSC RATE

Month of purchase and the first twelve-month
  period following the month of purchase                            5.00%
Second twelve-month period following the month of purchase          4.00%
Third twelve-month period following the month of purchase           3.00%
Fourth twelve-month period following the month of purchase          3.00%
Fifth twelve-month period following the month of purchase           2.00%
Sixth twelve-month period following the month of purchase           1.00%
Thereafter                                                          0.00%

         Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to ESC.)

Class C Shares

         Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Distributor. The Funds offer Class C shares at net asset value without an initial sales charge. With certain exceptions, however, the Funds will charge a CDSC of 1.00% on shares you redeem within 12 months after the month of your purchase. See "Contingent Deferred Sales Charge" below.

Class Y Shares

         No CDSC is imposed on the redemption of Class Y shares. Class Y shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by Evergreen Asset, (2) certain institutional investors and (3) investment advisory clients of First Union national Bank ("FUNB"), Evergreen Asset, Keystone, or their affiliates. Class Y shares are offered at net asset value without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

CONTINGENT DEFERRED SALES CHARGE

         A Funds charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plans and Agreements," above). If imposed, a Fund deducts the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, a Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the National Association of Securities Dealers, Inc., paid to the Distributor or its predecessor.

SALES CHARGE WAIVERS OR REDUCTIONS

Reducing Class A Front-end Loads

         With a larger purchase, there are several ways that you can combine multiple purchases of Class A shares in the Evergreen funds and take advantage of lower sales charges.

Combined Purchases

         You can reduce your sales charge by combining purchases of Class A shares of multiple Evergreen funds. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.75%).

Rights of Accumulation

         You can reduce your sales charge by adding the value of Class A shares of Evergreen funds you already own to the amount of your next Class A investment. For example, if you hold Class A shares valued at $99,999 and purchase an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75%, rather than 4.75%.

Letter of Intent

         You can, by completing the "Letter of Intent" section of the application, purchase Class A shares over a 13-month period and receive the same sales charge as if you had invested all the money at once. All purchases of Class A shares of an Evergreen fund during the period will qualify as Letter of Intent purchases.

Waiver of Initial Sales Charges

         The Funds may sell their shares at net asset value without an initial sales charge to:

         1.    purchasers of shares in the amount of $1 million or more;

         2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

         3. institutional investors, which may include bank trust departments and registered investment advisers;

         4. investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

         5. clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased;

         6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer;

         7. employees of FUNB, its affiliates, the Distributor, any broker-dealer with whom the Distributor, has entered into an agreement to sell shares of the Funds, and members of the immediate families of such employees;

         8. certain Directors, Trustees, officers and employees of the Evergreen funds, the Distributor or their affiliates and the immediate families of such persons; or

         9. a bank or trust company in a single account in the name of such bank or trust company as trustee if the initial investment in or any Evergreen fund made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, each Fund will only sell shares to these parties upon the purchasers' written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by a Fund. The Funds will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSC

         The Funds do not impose a CDSC when the shares you are redeeming represent:

         1.    an increase in the share value above the net cost of such shares;

         2. certain shares for which a Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

         3. shares that are in the accounts of a shareholder who has died or become disabled;

         4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

         5. an automatic withdrawal from the ERISA plan of a shareholder who is a least 59 1/2 years old;

         6. shares in an account that a Fund has closed because the account has an aggregate net asset value of less than $1,000;

         7. an automatic withdrawal under a Systematic Withdrawal Plan of up to 1.0% per month of your initial account balance;

         8. a withdrawal consisting of loan proceeds to a retirement plan participant;

         9.    a financial   hardship   withdrawal  made  by a  retirement  plan
               participant;

         10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

         11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

EXCHANGES

         Investors may exchange shares of a Fund for shares of the same class of any other Evergreen fund, as described under the section entitled "Exchanges" in the prospectuses. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

CALCULATION OF NET ASSET VALUE PER SHARE ("NAV")

         Each Fund computes its NAV once daily on Monday through Friday, as described in the prospectuses. A Fund will not compute its NAV on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The NAV of each class of shares of a Fund is calculated by dividing the value of a Fund's net assets attributable to that class by the number of all shares issued for that class.

VALUATION OF PORTFOLIO SECURITIES

         Current values for a Fund's portfolio securities are determined as follows:

         (1) An independent pricing service values each Fund's municipal bonds at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

         (2) Short-term investments with remaining maturities of sixty days or less are carried at amortized cost, which approximates market value.

         (3) Securities for which valuations are not available from an independent pricing service, including restricted securities, are valued at fair value according to procedures established by the Trust's Board of Trustees.

SHAREHOLDER SERVICES

         As described in the prospectuses, a shareholder may elect to receive his or her dividends and capital gains distributions in cash instead of shares. However, ESC will automatically convert a shareholder's distribution option so that the shareholder reinvests all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. The Funds will hold the returned distribution or redemption proceeds in a non interest-bearing account in the shareholder's name until the shareholder updates his or her address. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


                              PRINCIPAL UNDERWRITER

         The Distributor is the principal underwriter for the Trust and with respect to each class of each Fund. The Trust has entered into a Principal Underwriting Agreement ("Underwriting Agreement") with the Distributor with respect to each class of each Fund. The Distributor is a subsidiary of The BISYS Group, Inc.

         The Distributor, as agent, has agreed to use its best efforts to find purchasers for the shares. The Distributor may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that the Distributor will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by the Distributor are at the public ofering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Trust and the Trust reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Trust is not liable to anyone for failure to accept any order.

         The Distributor has agreed that it will, in all respects, duly comply with all state and federal laws applicable to the sale of the shares. The Distributor has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of the Distributor or any other person for whose acts the Distributor is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Independent Trustees, and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in the Distributor's judgment, it could benefit the sales of shares, the Distributor may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.

                         ADDITIONAL TAX INFORMATION

REQUIREMENTS FOR QUALIFICATION AS A REGULATED INVESTMENT
COMPANY

         Each Fund has qualified and intends to continue to qualify for and elect the tax treatment applicable to a regulated investment company (a "RIC") under the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, a Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

TAXES ON DISTRIBUTIONS

         Distributions will be taxable to shareholders whether made in additional shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by a Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). A Fund will include dividends it receives from domestic corporations when it calculates its gross investment income. A Fund anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations. A Fund will inform shareholders of the amounts that so qualify.

         From time to time, a Fund will distribute the excess of its net long-term capital gains over its short-term capital losses to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares. Each Fund will inform its shareholders of the portion, if any, of a long-term capital gain distribution which is subject to tax at the maximum 28% rate and the portion, if any, of a long term capital gain distribution which is subject to tax at the maximum 20% rate. Distributions of long-term capital gains are taxable as such to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by a Fund reduce its NAV. A distribution that reduces a Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before a Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         All distributions, whether received in additional shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult his or her tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of a Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

TAXES ON THE SALE OR EXCHANGE OF FUND SHARES

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than eighteen months is generally subject to a maximum federal income tax rate of 20% for an individual. The maximum capital gains tax rate for capital assets held by an individual for more than twelve months but not more than eighteen months is generally 28%. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a sixty-one-day period beginning thirty days before and ending thirty days after he or she sold or exchanged the shares. The Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received capital gain dividends on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by a Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

OTHER TAX CONSIDERATIONS

     The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

SPECIAL TAX CONSIDERATIONS FOR TAX STRATEGIC

         With respect to Tax Strategic, to the extent that the Fund distributes exempt-interest dividends to a shareholder, interest on indebtedness incurred or continued by such shareholder to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by "private activity" bonds (some of which were formerly referred to as "industrial development" bonds) should consult their tax advisors before purchasing shares of Tax Strategic. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds.

         The percentage of the total dividends paid by Tax Strategic with respect to any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders of Tax Strategic receiving dividends with respect to such year. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such shares will be disallowed to the extent of the exempt-interest dividend amount.


                              FINANCIAL INFORMATION

EXPENSES

         The table below shows the total dollar amounts paid by each Fund for services rendered during the fiscal periods specified. For more information on specific expenses, see "Investment Advisory and Other Services," "Distribution Plans and Agreements" and "Purchase, Redemption and Pricing of Shares."




                                               Class A           Class B           Class C
                                Advisory    Distribution  Distribution  Distribution  Class B       Class C
                                Fees        Fees          Fees          Fees          Service Fees  Service Fees

1998 Fund Expenses

Foundation                      $16,156,433 $695,844      $6,237,105    $274,265      $2,079,035    $91,422
Tax Strategic                   $1,451,786  $94,260       $734,118      $95,227       $244,706      $31,743
American Retirement             $1,350,506  $54,682       $870,882      $15,708       $290,294      $5,236
Balanced(d)                     $5,534,574  $611,968      $4,710,580    $907          $2,330,725    $303
1997 Fund Expenses

Expenses

Foundation(a)                   $3,246,270  $135,502      $1,113,659    $51,839       $371,220      $17,280
Tax Strategic(a)                $143,945    $8,004        $62,195       $8,824        $20,732       $2,941
American Retirement(a)          $255,438    $7,950        $124,370      $2,995        $41,475       $998
Balanced                        $1,170,691  $26,750       $205,485      $710          $68,495       $237
1996 Fund Expenses


Foundation                      $11,140,780 $414,289      $3,487,899    $152,488      $1,162,633    $50,829
Tax Strategic                   $354,958(b) $16,426       $131,282      $16,493       $43,761       $5,498

American Retirement             $549,949(c) $14,426       $199,829      $5,713        $66,610       $1,904

Balanced                        $4,765,912  $107,023      $810,803      $1,883        $270,267      $628


(a) Foundation, Tax Strategic and American Retirement changed their fiscal year end from December 31 to March 31, effective March 31, 1997. The expenses at March 31, 1997 reflect a 3 month period.
(b) Of that amount $90,551 was waived by the Advisor. (c) Of that amount, $24,841 was waived by the Advisor.
(d) Balanced changed its fiscal year end from June 30 to March 31, effective March 31, 1998. The expenses at March 31, 1998 reflect a nine month period.

BROKERAGE COMMISSIONS PAID

         The table below shows (1) total amounts paid by each Fund in brokerage commissions and (2) brokerage commissions paid by each Fund to Lieber & Company, an affiliate of FUNB, during each of the fiscal periods specified.

COMPUTATION OF CLASS A OFFERING PRICE

         Class A shares are sold at the NAV plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase aggregating less than $50,000 subject to the schedule of sales charges set forth in the Class A prospectus at a price based upon the NAV of each Fund's Class A shares as of March 31, 1998.

                         Per Share                  Offering Price
Fund:                 Net Asset Value Sales Charge   Per Share
Foundation                 $20.44         $1.02        $21.46
Tax Strategic              $16.36         $0.82        $17.18
American Retirement        $16.70         $0.83        $17.53
Balanced                   $12.87         $0.64        $13.51

PERFORMANCE

Total Return

         Total return quotations for a class of shares of a Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. All dividends and distributions are added to the initial investment, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of each period.

         The average annual total returns for each class of shares of the Funds (including applicable sales charges) as of March 31, 1998 are as follows:


                                                                             Ten Years
                                                                             or Since           Inception
Fund/Class                            One Year           Five Years          Inception             Date
Foundation
Class A                                27.52%                --               20.64%            01/03/95
Class B                                27.81%                --               20.92%            01/03/95
Class C                                31.81%                --               21.47%            01/03/95
Class Y                                34.12%              15.72%             17.83%            01/02/90
Tax Strategic
Class A                                18.49%                --               18.50%            01/17/95
Class B                                18.44%                --               19.15%            01/06/95
Class C                                22.49%                --               19.40%            03/03/95
Class Y                                24.73%                --               16.86%            11/02/93
American Retirement
Class A                                21.94%                --               18.07%            01/03/95
Class B                                22.06%                --               18.32%            01/03/95
Class C                                26.08%                --               18.97%            01/03/95
Class Y                                28.34%              13.59%             12.25%            03/14/88
Balanced
Class A                                  --                  --                2.28%            01/20/98
Class B                                21.77%              13.24%             12.29%            09/11/35
Class C                                  --                  --                5.58%            01/22/98
Class Y                                  --                  --                7.79%            01/26/98

YIELD CALCULATIONS

         From time to time, a Fund may quote its yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields are computed by dividing a Fund's interest income (as defined in the SEC yield formula) for a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. The formula for calculating yield is as follows:

                                            YIELD = 2[(a-b/cd + 1)6-1]

Where a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends d = The maximum offering price per share on the last day of the period

         Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Gains and losses generally are excluded from the calculation. Income calculated for purposes of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yields quoted for a Fund may differ from the rates of distributions the Fund paid over the same period, or the net investment income reported in the Fund's financial statements.

         Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in a Fund's investment portfolios, portfolio maturity, operating expenses and market conditions.

         It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

         The yield of Foundation, Tax Strategic, American Retirement and Balanced for the thirty-day period ended March 31, 1998 for each class of shares offered by the Funds is set forth in the table below:



                          Yield      Tax-Equivalent Yield     Yield           Tax-Equivalent Yield

                                                           AMERICAN
FOUNDATION                                                RETIREMENT
  Class A         1.83%               N/A                   Class A                3.30%                   N/A
  Class B         1.18%               N/A                   Class B                2.72%                   N/A
  Class C         1.18%               N/A                   Class C                2.72%                   N/A
  Class Y         2.17%               N/A                   Class Y                3.71%                   N/A


TAX                                                       BALANCED
STRATEGIC
  Class A         1.95%                %                    Class A                2.76%                   N/A
  Class B         1.31%                %                    Class B                2.16%                   N/A
  Class C         1.31%                %                    Class C                2.16%                   N/A
  Class Y         2.30%                %                    Class Y                3.15%                   N/A


Non-Standardized Performance

         In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

General

         From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Russell 2000 Index, or any other commonly quoted index of common stock prices. The Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average and the Russell 2000 Index are unmanaged indices of selected common stock prices. A Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance. A Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

Financial Statements

         The audited financial statements and the reports thereon are hereby incorporated by reference to each Fund's Annual Report, a copy of which may be obtained without charge from ESC by calling toll-free 1-800-633-2700 or by writing to ESC at P.O. Box 2121, Boston, Massachusetts 02106-2121.


                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectuses or required by law, a Fund reserves the right to change the terms of the offer stated in its prospectuses without shareholder approval, including the right to impose or change fees for services provided.

         No  dealer,  salesman  or  other  person  is  authorized  to  give  any information or to make any representation not contained in a Fund's prospectuses, SAI or in supplemental sales literature issued by such Fund or the Distributor, and no person is entitled to rely on any information or representation not contained therein.

         Each Fund's prospectuses and SAI omit certain information contained in the Trust's Registration Statement, which you may obtain for a fee from the SEC in Washington, D.C.

                                   APPENDIX A

S&P AND MOODY'S BOND RATINGS

S&P Bond Ratings

         An S&P bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

         a. Likelihood of default and capacity and willingness of the obligor to make the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         b.  Nature of and provisions of the obligation; and

         c. Protection afforded by and relative position of the obligation in the event of bankruptcy reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         A provisional rating is sometimes used by S&P. It assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

         S&P bond ratings are as follows:

         a. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         b. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         5. BB, B, CCC, CC and C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Bond Ratings

Moody's ratings are as follows:

         1. Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         2. Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         3. A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         4. Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         5. Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         6. B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         7. Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         8. Ca - Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other market shortcomings.

         9. C - Bonds which are rated as C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Baa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MONEY MARKET INSTRUMENTS

         Money market securities are instruments with remaining maturities of one year or less such as bank certificates of deposit, bankers' acceptances, commercial paper (including variable rate master demand notes), and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

Commercial Paper

         Commercial paper will consist of issues rated at the time of purchase A-1 by S&P or Prime-1 by Moody's or F-1 by Fitch IBCA Inc. ("Fitch"). If not rated, commercial paper will be issued by companies which have an outstanding debt issue rated at the time of purchase Aaa, Aa or A by Moody's or AAA, AA or A by S&P or Fitch, or will be determined by a Fund's investment advisor to be of comparable quality.

A.       S&P Ratings

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The top category is as follows:

         1. A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         2. A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

B.       Moody's Ratings

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's commercial paper ratings are opinions as to the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designation, judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

         1. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are deemed to have a superior capacity for repayment of short term promissory obligations. Repayment capacity of Prime-1 issuers is normally evidenced by the following characteristics:

         a)   leading market positions in well-established industries;

         b)   high rates of return on funds employed;

         c) conservative capitalization structures with moderate reliance on debt and ample asset protection;

         d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

         e) well established access to a range of financial markets and assured sources of alternate liquidity.

         In assigning ratings to issuers whose commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

C.       Fitch Ratings

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

         F-2: Good Credit Quality. Issues assigned to this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

         F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         F-5: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

     D: Default. Issues assigned to this rating are in actual or imminent payment default.

     LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                               Evergreen


                                               Balanced

                                                 Funds




March 31, 1998

Annual Report





                                        (picture of two businessmen shaking
                                           hands)












(Evergreen Funds(SM) logo appears here)

                               Table of Contents




Letter to Shareholders .........................   1
Evergreen American Retirement Fund
   Fund at a Glance ............................   2
   Portfolio Manager Interview .................   3
Evergreen Balanced Fund
   Fund at a Glance ............................   6
   Portfolio Manager Interview .................   7
Evergreen Foundation Fund
   Fund at a Glance ............................  10
   Portfolio Manager Interview .................  11
Evergreen Tax Strategic Foundation
Fund
   Fund at a Glance ............................  14
   Portfolio Manager Interview .................  15


Financial Highlights
   Evergreen American Retirement Fund ..........  18
   Evergreen Balanced Fund .....................  21
   Evergreen Foundation Fund ...................  24
   Evergreen Tax Strategic Foundation Fund .....  27
Schedules of Investments
   Evergreen American Retirement Fund ..........  29
   Evergreen Balanced Fund .....................  34
   Evergreen Foundation Fund ...................  40
   Evergreen Tax Strategic Foundation Fund .....  45
Statements of Assets and Liabilities ...........  52
Statements of Operations .......................  53
Statements of Changes in Net Assets ............  54
Combined Notes to Financial
 Statements ....................................  57
Independent Auditors' Report:
   KPMG Peat Marwick LLP .......................  65
Additional Information .........................  66


--------------------------------------------------------------------------------
                                Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with more than $47 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broader range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.


Mutual Funds: ARE NOT FDIC INSURED   May lose value o Are not bank guaranteed



                          Evergreen Distributor, Inc.
     Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc.
                                Copyright 1998.

                            Letter to Shareholders

                                   May 1998






                                Dear Shareholders:


(picture of Wiiliam M. Ennis     The Evergreen Balanced Funds enjoyed an
appears here)                    exceptional year during the 12-month period
                                 that ended on March 31, 1998, each
                                 delivering healthy returns, consistent with
                                 the goals and strategies of each portfolio.
                                 Each fund has been designed for a specific
William M. Ennis                 investor need, with its own distinct
Managing Director                strategy and risk profile.

Over the full 12 months, the funds and the financial markets weathered some significant short-term volatility, including the onset of a currency and financial crisis in Asia that contributed to a significant stock market correction in October 1997. Over the full 12 months, however, both the domestic stock and bond markets overcame short-term worries to post exceptional returns.


The Standard & Poor's 500 Index had a return of 48% for the 12 months. Bonds also had above-average performance, although certainly not as spectacular as the stock market. To illustrate, the Lehman Aggregate Bond Index had a return of 11.99% for the 12 months.

Balanced Strategies

It is not common for both the stock and bond markets to post strong relative returns at the same time. For that reason, the Evergreen Balanced Funds were designed to have the ability to take advantage of different investment opportunities and to reduce overall portfolio risk by pursuing diversified strategies.

We believe these balanced strategies have a place in the portfolios of most investors, particularly for the longer-term investor who plans to follow a consistent, diversified strategy through the ups and downs of market cycles.

Evergreen Funds

At Evergreen Funds, we are committed to providing a broad array of funds with complementary objectives and strategies to help investors and their financial advisors assemble personal portfolios that make sense for their needs and risk tolerances. We recommend shareholders periodically review their portfolios with professional investment advisors to make sure their allocations continue to be in line with their financial plans.

If you have any questions about the Evergreen Balanced Funds or other Evergreen Funds, we encourage you to consult your financial advisor or call us at 800-343-2898.

Sincerely,


/s/ William M. Ennis
William M. Ennis
Managing Director
Evergreen Funds

                                   EVERGREEN
                            American Retirement Fund



                     Fund at a Glance as of March 31, 1998

We manage the Fund to participate in the growth opportunities in the stock market, while seeking to protect investors' principal and avoid taking too much risk.
                                   Portfolio
                                   Management
----------------------------------------




                          (Photo of Irene D. O'Neill)
                             Irene D. O'Neill, CFA
                               Tenure: March 1988



            -------------------------------------------------------
                            CURRENT INVESTMENT STYLE





(Graphic appears      Morningstar's Style Box is based on a portfolio date as
here)                 of 3/31/98.



(Graphic appears      The Equity Style Box placement is based on a fund's
here)                 price-to-earnings and price-to-book ratio relative to the
                      S&P 500, as well as the size of the companies in which it invests, or median market capitalization.



                      The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

                      Source: 1998 Morningstar, Inc.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*

                               Class A      Class B      Class C     Class Y
Inception Date              1/3/95       1/3/95       1/3/95      3/14/88

Average Annual Returns

One year with sales charge   21.94%       22.06%       26.08%        n/a

One year w/o sales charge    28.02%       27.06%       27.08%       28.34%

3 years                      17.39%       17.68%       18.42%       19.51%

5 years                          -            -            -        13.59%

10 years                         -            -            -        12.25%

Since Inception              18.07%       18.32%       18.97%       12.18%

Maximum Sales Charge          4.75%        5.00%        1.00%        n/a
                            Front End      CDSC         CDSC

30-day SEC Yield              3.30%        2.72%        2.72%        3.71%

12-month income dividends
  per share                 $ 0.48      $ 0.36       $ 0.36       $ 0.52

12-month capital gain
  distributions per share   $ 0.34      $ 0.34       $ 0.34       $ 0.34

*Adjusted for maximum sales charge.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH

(Chart appears here. See the table below for plot points.)




                              1/95      3/95      9/95      3/96      9/96      3/97      9/97      3/98
Class A Shares                9,525    10,099    11,362    12,294    12,740    13,390    15,903    17,140
Consumer Price
     Index (CPI)             10,000    10,113    10,234    10,389    10,541    10,688    10,768    10,835
Lehman Brothers
     Government/Corporate
     Bond Index              10,000    10,498    11,393    11,645    11,906    12,164    13,048    13,673
Wilshire 5000                10,000    10,906    13,014    14,415    15,476    16,651    21,362    26,405



Comparison of a $10,000 investment in Evergreen American Retirement Fund, Class A shares, versus a similar investment in the Wilshire 5000 Index, the Lehman Brothers Government/Corporate Bond Index, and the Consumer Price Index (CPI).








Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Wilshire 5000 Index and the Lehman Brothers Government/Corporate Bond Index are unmanaged indices. These indices do not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through March 31, 1998.

                                   EVERGREEN
                            American Retirement Fund



                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform during the
     year?


     The Fund had very good performance. For the 12 months ended March 31, 1998, the Fund's Class A shares had a total return of 28.02%, while B and C shares had returns of 27.06% and 27.08%, respectively. The Fund's Class Y shares had a total return of 28.34% for the 12 months. These returns are unadjusted for any applicable sales charges.
                           Portfolio Characteristics


       Total Net Assets                                           $233,819,342

       Number of Holdings                                                  184

       Beta                                                               0.48

       P/E Ratio                                                         16.5x
--------------------------------------------------------------------------------
     What was the investment environment like during the 12 months, and how did that affect strategy?


     Clearly, over the 12-month period, we had strong markets in both stocks and bonds. The Asian financial and currency crisis caused a great deal of turmoil in the stock market during the fourth quarter of 1997. After the end of the year, however, the tone of the market changed and the growth stocks that had led the market for most of 1997 took over again. In general, the large-capitalization, low-yielding stocks of companies like General Electric, IBM and the growth stocks selling at high multiples of earnings outperformed the value stocks on which we focus.


     We remained true to our long-term strategy, emphasizing the stocks of undervalued, higher-yielding companies as well as convertible preferred stocks and bonds. The fixed-income strategy focuses on high quality issues that add stability to the portfolio. We manage the Fund to participate in the growth opportunities in the stock market, while seeking to protect investors' principal and avoid taking too much risk.


     At the end of the fiscal year on March 31, 1998, 44% of the Fund's assets were invested in common stocks, 27.2% in convertible securities, and 26.8% in bonds, with the remainder in cash.


--------------------------------------------------------------------------------
                     ASSET ALLOCATION AS OF MARCH 31, 1998

(Pie chart appears with the following values.)

              Common Stocks--44.0%
              Fixed Income--26.8%
              Convertible Preferred Stocks--16.7%
              Convertible Debentures--10.5%
              Cash/Cash Equivalents--2.0%




--------------------------------------------------------------------------------
     What were your primary strategies during the year?


     We continued to invest in convertible securities as a way to participate in growth opportunities while also receiving income and reducing overall volatility. In particular, we invested in a number of companies that issued convertible stocks or bonds as a means of raising capital to make acquisitions to drive stronger earnings growth. Four investments that illustrate this emphasis are: Ingersoll Rand, a heavy equipment manufacturer; Pioneer Standard, a distributor of electronics and computer equipment; EVI, a company involved in oil field services; and Family Golf Centers, an operator of golf driving ranges.


     We also invested in the common stocks of a number of companies that were attempting to increase their earnings growth through restructurings. These included J.C. Penney, the retailer; Echlin and Dana, two auto

                                   EVERGREEN
                            American Retirement Fund




                          Portfolio Manager Interview

     parts companies; Stride Rite, a shoe company; and Union Pacific, the railroad company. These were all companies that recognized the need to improve their rate of earnings growth and are taking action to achieve it.
                            Top 10 Equity Holdings
                        (as a percentage of net assets)


       Central Garden & Pet Co.                                           1.4%

       Family Golf Centers, Inc.                                          1.3%

       Nabors Industries, Inc.                                            1.2%

       Proffits, Inc.                                                     1.1%

       Pioneer Standard Financial Trust                                   1.1%

       Carpenter Technology Corp.                                         1.0%

       Shared Medical System Corp.                                        1.0%

       Thomas & Betts Corp.                                               1.0%

       Houston Industries, Inc.                                           1.0%

       Equitable Companies, Inc.                                          0.9%
--------------------------------------------------------------------------------
     What was the best performing industry
     for the Fund during the year?


     Four industries stood out: broadcasting and entertainment; banks and thrifts; healthcare; and retailing. The best performing group was broadcasting and entertainment, particularly the stocks of radio and cable television companies. In most cases, we owned the convertible security, rather than the common stock. The best performing investment for the Fund, however, was the common stock of Chancellor Media, a company that owns a group of radio stations. This stock, which was originally purchased as a convertible, was up 212.9% during the year. The entire group of radio company stocks performed very well, benefiting from stable audience trends and robust pricing power. Consolidation of station ownership has reduced competition, thereby driving strong revenue and cash flow growth of the stations.


     In the same industry category, we owned the convertible securities of a number of cable television companies, which performed well. Investors are expecting these companies to enjoy faster revenue growth by offering digital cable TV with expanded channel offerings and by raising prices. These companies are also beginning to offer interactive services, such as Internet access, which will drive future growth.

                          Industry Allocation-Equity


       Banks                                                              7.5%

       Utilities - Electric                                               5.8%

       Finance & Insurance                                                5.5%

       Oil Field Services                                                 5.1%

       Publishing, Broadcasting & Entertainment                           4.4%
--------------------------------------------------------------------------------
     What was responsible for the good
     performance of banks and thrifts,
     healthcare and retailing companies?


     In banks and thrifts, we emphasized regional institutions benefiting from a growing economy coupled with low inflation. These factors, combined with low interest rates are supporting earnings for the industry by reducing credit quality problems. These companies should continue to have good earnings growth, reflecting improvements in their operational efficiencies and modest loan growth. Stock prices of banks and thrifts also have been rising because ongoing consolidation of the industry has been driving valuations higher.


     The healthcare industry also enjoyed double-digit sales and earnings growth. Pharmaceutical stocks in particular performed very well, although the best-performing stock within the group was Shared Medical Systems, which provides information systems for hospitals and large healthcare networks. This company is experiencing strong growth as healthcare providers seek ways to cope with the pressures of managed care by reducing costs.


     The retailing industry was supported by strong gains in the disposable income of consumers. Two companies in particular drove the performance of this group:
     J.C. Penney, the national department store chain; and

                                   EVERGREEN
                            American Retirement Fund




                          Portfolio Manager Interview

     Proffitt's, a regional department store chain that is growing through acquisitions.


     It is interesting to note that all four of these industries - broadcasting and entertainment, banks and thrifts, healthcare and retailing - were relatively untouched by the market uncertainty brought on by the Asian crisis.
                           Industry Allocation-Bonds


       Government Agency Notes & Bonds                                   24.4%

       Finance & Insurance                                                0.9%

       Treasury Notes & Bonds                                             0.7%

       Banks                                                              0.4%

       Telecommunication Services & Equipment                             0.4%
--------------------------------------------------------------------------------
     Were there any disappointing areas?


     The weakest area was energy, which we still believe has good long-term prospects. The performance of this group was directly tied to the price of crude oil, which started declining in the fall of 1997. The performance of the entire energy industry was influenced by fear of expanding energy supplies from OPEC combined with weaker energy demand caused by the Asian crisis, and the mild winter in the United States related to the El Nino effect.


     We are optimistic, however, that energy prices will recover. Weather effects are never permanent. Globally, demand for energy is growing at about 2% a year and this should continue. As emerging economies work through their current problems, demand will start increasing again. We think that energy is one of the more undervalued areas in the stock market today.

--------------------------------------------------------------------------------
     How is the fixed income portion of the
     portfolio invested?


     We continue to emphasize very high credit quality, with the great majority of the bonds in U.S. government or agency securities. The average credit quality is AAA. We also have kept average maturity relatively short. We manage the fixed income portfolio to seek healthy yields while trying to reduce the overall volatility of the portfolio by maintaining high credit quality and short maturities.
                              Top 5 Bond Holdings
                        (as a percentage of net assets)


       Federal National Mortgage Association                             10.1%

       Federal Home Loan Bank                                             9.4%

       Federal Home Loan Mortgage Corp.                                   3.9%

       U.S. Treasury Bond                                                 0.7%

       American General Finance Corp.                                     0.4%
--------------------------------------------------------------------------------
     What is your outlook?


     We will continue to look for undervalued situations and good investment opportunities we believe haven't been recognized by the market. The Fund is managed conservatively, emphasizing companies with relatively higher yields so that no matter what the market condition, the Fund will continue to seek the stability we think shareholders expect.

                                   EVERGREEN
                                 Balanced Fund




                     Fund at a Glance as of March 31, 1998

               In the equity portion of the portfolio, we have emphasized large-capitalization, dividend-paying stocks, consistent with our long-term strategy. In the fixed income portion of the portfolio, we emphasized higher quality bonds.
                                   Portfolio
                                   Management
                 ----------------------------------------




                          (Photo of Walter McCormick)
                             Walter McCormick, CFA
                              Tenure: January 1984

            -------------------------------------------------------
                            CURRENT INVESTMENT STYLE


(Graphic appears      Morningstar's Style Box is based on a portfolio date as
here)                 of 3/31/98.


(Graphic appears      The Equity Style Box placement is based on a fund's
here)                 price-to-earnings and price-to-book ratio relative to the
                      S&P 500, as well as the size of the companies in which it invests, or median market capitalization.


                      The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

                      Source: 1998 Morningstar, Inc.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*

                                Class A**     Class B    Class C**    Class Y**
Inception Date               1/20/98       9/11/35     1/22/98      1/26/98

Average Annual Returns

One year with sales charge        -          21.77%         -            -

One year w/o sales charge         -          26.77%         -            -

3 years                           -          19.91%         -            -

5 years                           -          13.24%         -            -

10 years                          -          12.29%         -            -

Since Inception                2.28%          8.55%      5.58%        7.79%

Maximum Sales Charge           4.75%          5.00%      1.00%          n/a
                              Front End       CDSC        CDSC

30-day SEC yield               2.76%          2.16%      2.16%        3.15%

12-month income dividends
  per share                  $ 0.12        $ 0.34      $ 0.09       $ 0.09

12-month capital gain
  distributions per share    $ 0.26        $ 1.59      $ 0.26            -

 *Adjusted for maximum sales charge.

**The Fund's Class A, C, and Y shares have new inception dates due to the reorganization of the Keystone Balanced Fund and the Evergreen Balanced Fund in January 1998.
--------------------------------------------------------------------------------
                                LONG TERM GROWTH

(Graph appears here. See the table below for the plot points.)



                              3/88      3/90      3/92      3/94      3/96      3/98
Class B Shares               10,000    12,478    15,255    17,045    22,292    31,862
Consumer Price
     Index (CPI)             10,000    11,047    11,957    12,635    13,350    13,923
Lehman Brothers
     Government/Corporate
     Bond Index              10,000    11,729    14,696    17,263    20,025    23,511
S&P 500                      10,000    14,091    17,903    20,933    31,957    56,672


Comparison of a $10,000 investment in Evergreen Balanced Fund, Class A shares, versus a similar investment in the S & P 500 Index, the Lehman Brothers Government/Corporate Bond Index, and the Consumer Price Index (CPI).




Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S & P 500 Index and the Lehman Brothers Government/Corporate Bond Index are unmanaged indices. These indices do not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through March 31, 1998.

                                   EVERGREEN
                                 Balanced Fund




                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform?


     The Fund had a good year. For the 12 months ended March 31, 1998, the Fund's Class B shares had a total return of 26.77%, unadjusted for any sales charges. This is a healthy return, especially considering the conservative nature of the Fund. The Fund's assets grew by $214,923,155 with the merger between the former Keystone Balanced Fund and the Evergreen Balanced Fund on January 23, 1998.

                           Portfolio Characteristics
                           -------------------------

       Total Net Assets                                         $1,897,153,741

       Number of Holdings                                                  741

       Beta                                                               0.66

       P/E Ratio                                                         21.0x
--------------------------------------------------------------------------------
     How would you describe the investment
     environment during the 12 months?


     It was a spectacular year, especially for the stock market. The underlying conditions were good corporate earnings with low and declining inflation and interest rates. The markets also were supported by strong cash flows into mutual funds and institutional portfolios from investors who saw the best relative returns coming from financial assets.


     Within the equity market, the large-company stocks the Fund emphasizes were the market leaders. The healthcare and financial sectors were particularly strong contributors to market performance, as were individual dominant companies such as General Electric, Proctor
     & Gamble and Microsoft.

     Within the bond market, longer-maturity bonds tended to outperform shorter-maturity bonds as long-term rates declined substantially. The yield on the 30-year Treasury bond, for example, declined from 7.07% to 5.93% during the 12 months. Corporate bonds also turned in solid performance, supported by the same factors that helped the stock market.


     --------------------------------------------------------------------
                             PORTFOLIO COMPOSITION

     (as a percentage of net assets)

(Pie chart appears here with the following values.)

              Common Stock--56.3%
              Corporate Notes/Bonds--18.2%
              Mortgage-Backed Securities--7.8%
              Asset-Backed Securities--5.2%
              Foreign Bonds--5.1%
              Convertibles--3.9%
              Government Agency/Notes Bonds--2.0%
              Cash/Short-Term Investments--1.5%





--------------------------------------------------------------------------------
     What were your primary strategies during the 12 months?


     Throughout the fiscal year, we kept a consistent asset allocation target of 60% stocks and 40% bonds. At the close of the year, stocks comprised 60.2% of net assets, bonds accounted for 38.3% of net assets, with the remaining 1.5% in cash and cash equivalents.


     In the equity portion of the portfolio, we have emphasized large-capitalization, dividend-paying stocks, consistent with our long-term strategy. In the fixed income portion of the portfolio, we emphasized higher quality bonds.

                                   EVERGREEN
                                 Balanced Fund




                          Portfolio Manager Interview

                            Top 10 Equity Holdings
                        (as a percentage of net assets)


       General Electric Co.                                               3.9%

       Johnson & Johnson                                                  2.5%

       Pfizer, Inc.                                                       1.7%

       BankBoston Corp.                                                   1.6%

       American Home Products Corp.                                       1.5%

       Merck & Co., Inc.                                                  1.4%

       Mobil Corp.                                                        1.3%

       Philip Morris Companies, Inc.                                      1.3%

       Fleet Financial Group, Inc.                                        1.2%

       Atlantic Richfield Co.                                             1.2%

                          Industry Allocation-Equity


       Healthcare Products & Services                                    11.6%

       Banks/Finance & Insurance                                         10.6%

       Oil/Energy                                                         6.2%

       Electrical Equipment & Services                                    4.5%

       Chemical & Agricultural Products                                   3.7%

       Consumer Products & Services                                       3.6%
--------------------------------------------------------------------------------
     What industries did you emphasize in
     equities?


     During the year, our largest concentrations were in healthcare and finance stocks. Both these sectors performed very well for the Fund, as did the Fund's largest holding, General Electric, which had another terrific year, substantially outperforming the market.


     Healthcare stocks accounted for 11.6% of the portfolio at the end of the fiscal year, while Banks and Finance stocks accounted for 10.6%. Pharmaceutical companies are benefiting from strong secular trends as the aging population increases the demand for drugs. In addition, a strong flow of important new drugs continues to move into the market. Four of the top 10 holdings in the Fund at the end of the year were pharmaceutical companies: Johnson & Johnson, Pfizer, American Home Products and Merck & Co.


     The finance sector was helped by the strong performance of the capital markets, the combination of the healthy economy, declining interest rates and industry consolidation. The two finance stocks among the top 10 holdings, BankBoston Corp., and Fleet Financial Group, both are potential candidates for acquisitions.


     The largest disappointment among the top ten stock holdings was Philip Morris, whose performance has been hurt by the continuing uncertainty and controversy over the proposed tobacco settlement.


     Energy stocks also did not do as well as the overall market during the year, as the price of crude oil has declined from the relatively high levels of a year ago. Over the longer term, we think the price of crude will migrate somewhat higher. We have representation in this industry because of its relative stability, the dividend income and the consideration that energy stocks can serve as a potential hedge against inflation.
                              Top 5 Bond Holdings
                        (as a percentage of net assets)


       Federal National Mortgage Association                              2.9%

       Realkredit Danmark                                                 1.5%

       Nykredit                                                           1.4%

       U.S. Treasury Bonds                                                0.9%

       Green Tree Financial Corp.                                         0.6%

                           Industry Allocation-Bonds


       Finance & Insurance                                                7.3%

       Asset-Backed Securities                                            5.2%

       Collateralized Mortgage Obligations                                5.2%

       Mortgage Pass-Through Certificates                                 2.7%

       Oil/Energy                                                         1.2%

                                   EVERGREEN
                                 Balanced Fund




                          Portfolio Manager Interview

--------------------------------------------------------------------------------
     What was the principal strategy in the
     Fund's bond portfolio?


     The bond portion of the portfolio is managed by Christopher Conkey, Senior Vice President and Chief Investment Officer, Fixed Income. In bonds, the Fund continued to concentrate on relatively high credit quality. We actively manage the bond portfolio in terms of maturity and duration. The primary purpose of the bond portion of the portfolio is to produce income for the Fund.


     At the end of the fiscal year, the average credit quality of bonds remained at AA. Maturities were gradually lengthened during the year to take advantage of the declining interest rate environment. On March 31, the average weighted maturity of the bond portion of the portfolio was
     10.6 years.



--------------------------------------------------------------------------------
     What is your outlook?


     We remain optimistic as long as conditions continue in the current favorable balance of low inflation, low interest rates and strong corporate balance sheets and earnings. We think growth in the first half of the year may be somewhat slower than occurred in the first half of 1997, influenced by lower energy profits. We believe the outlook for the second half of 1998 looks stronger. We would not be surprised, however, if some consolidation or market correction were to occur. In fact, we would welcome it as a way to vent whatever steam has been building in the market.


     Right now, we think the domestic economy is strong enough to contain any problems from the Asian financial crisis. This crisis has had its greatest effect on industrial, commodity and technology industries. Over time, however, we think these industries will overcome the challenges. The biggest risk to the markets would be if all the economies of the world were to move together into a period of strong growth. This could lead to inflationary pressures, which would force the Federal Reserve to respond by increasing short-term interest rates. We don't see signs of this happening at this time, however.


     This is the most positive environment I've seen in the market in 28 years of investing professionally. While one might be tempted to be overly concerned about the strong recent performance and the high stock valuation levels, the current confluence of positive factors shows no sign of reversing any time soon. It's steady as she goes.

                                   EVERGREEN
                                Foundation Fund




                     Fund at a Glance as of March 31, 1998

Mergers and acquisitions once again yielded significant capital appreciation, reflecting the fact that we had bought shares for the Fund, which other companies considered to be undervalued.
                                   Portfolio
                                   Management
                   ----------------------------------------




                          (Photo of Stephen A. Lieber)
                               Stephen A. Lieber
                              Tenure: January 1990





            -------------------------------------------------------
                            CURRENT INVESTMENT STYLE






(Graphic appears      Morningstar's Style Box is based on a portfolio date as
here)                 of 3/31/98.



(Graphic appears      The Equity Style Box placement is based on a fund's
here)                 price-to-earnings and price-to-book ratio relative to the
                      S&P 500, as well as the size of the companies in which it invests, or median market capitalization.



                      The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

                      Source: 1998 Morningstar, Inc.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*

                               Class A      Class B      Class C     Class Y
Inception Date              1/3/95       1/3/95       1/3/95       1/2/90

Average Annual Returns

One year with sales charge   27.52%       27.81%       31.81%         n/a

One year w/o sales charge    33.88%       32.81%       32.81%       34.12%

3 years                      19.80%       20.15%       20.83%       22.03%

5 years                          -            -            -        15.72%

10 years                         -            -            -            -

Since Inception              20.64%       20.92%       21.47%       17.83%

Maximum Sales Charge          4.75%        5.00%        1.00%         n/a
                            Front End      CDSC         CDSC

30-day SEC Yield              1.83%        1.18%        1.18%        2.17%

12-month income dividends
  per share                 $ 0.44      $ 0.31       $ 0.31       $ 0.49

12-month capital gain
  distributions per share   $ 0.43      $ 0.43       $ 0.43       $ 0.43

*Adjusted for maximum sales charge.






--------------------------------------------------------------------------------
                                LONG TERM GROWTH


(Chart appears here. See the table below for the plot points.)



                         1/95      3/95      9/95      3/96      9/96      3/97      9/97      3/98
Class A Shares           9,525    10,180    11,742    12,166    12,761    13,727    16,608    18,379
Consumer Price
     Index (CPI)        10,000    10,113    10,234    10,389    10,541    10,688    10,768    10,835
Lipper Balanced Funds
     Average            10,000    10,632    12,042    12,893    13,573    14,305    16,901    18,459
S&P 500                 10,000    10,974    12,977    14,496    15,615    17,370    21,931    25,707







Comparison of a $10,000 investment in Evergreen Foundation Fund, Class A shares, versus a similar investment in the S & P 500 Index, the Lipper Balanced Funds Average, and the Consumer Price Index (CPI).

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S & P 500 Index and the Lipper Balanced Funds Average are unmanaged indices. These indices do not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through March 31, 1998.

                                   EVERGREEN
                                Foundation Fund




                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform for the year?


     The Foundation Fund had another very strong year. For the twelve month fiscal period that ended on March 31, 1998, the Fund's original Class Y shares had a total return of 34.12%. During the same year, the Class A shares had a total return of 33.88%, while the B and C Classes each had returns of 32.81%, unadjusted for any sales charges. This brings the Foundation Fund's cumulative annual returns since inception in 1990 to 287.06%, equal to 17.83% per annum compounded (Class Y).

                           Portfolio Characteristics


       Total Net Assets                                         $2,641,227,612

       Number of Holdings                                                  295

       Beta                                                               0.66

       P/E Ratio                                                         18.5x
--------------------------------------------------------------------------------
     How would you describe the basic investment strategy of the Foundation
     Fund?


     The Foundation Fund is intended to provide both investment risk reduction and the opportunity for capital appreciation which together make for the foundation of an investment portfolio. Assets are allocated between fixed income, equities, and cash equivalents in varying amounts intending to provide both opportunity for gain and risk avoidance. The fixed income portion is invested exclusively in United States government obligations with the goal of achieving both consistent and secure returns, as well as capital appreciation from the appropriate positioning in interest rate cycles. Stocks are bought for the Fund with the intention of achieving capital growth through the careful purchase and holding of securities believed to be undervalued, as compared with both their own potentials and the general level of the market. With a risk avoidance focus, the equities are principally held in companies with large market capitalizations and high liquidity.

     We believe this investment strategy has provided strong returns. For the twelve months ended on March 31, 1998, the equity portion of the portfolio had a return of 48.4%. Since inception of the Fund in January 1990, the equity performance of the portfolio has surpassed the return of the S & P 500 in each year.


     The fixed income portion of the portfolio provided a return of 19.9% for the twelve months ended March 31, 1998. The emphasis has been on longer maturity bonds, which have provided above-average returns both in terms of current yield and in capital appreciation.


     --------------------------------------------------------------------
                             PORTFOLIO COMPOSITION

     (as a percentage of net assets)


              (Pie chart appears here with the following values.)

              Common Stock--60.8%
              Treasury Notes/Bonds--25.7%
              Government Agency Notes/Bonds--0.8%
              Convertibles--0.8%
              Short-Term--11.3%
              Cash, other--0.6%



--------------------------------------------------------------------------------
     How do you manage the asset allocation
     between stocks and bonds?


     In the effort to achieve maximum opportunity and reduced risk, a principle approach is asset allocation - having the Fund's portfolio concentrate in the right areas at the right time. Asset allocation is not static, it reflects a constant evaluation of the economic outlook in the effort to have the Fund benefit from anticipated trends. Illustratively, when the stock market was under severe pressure after the invasion of Kuwait in 1990, we perceived an excellent opportunity for the purchase of

                                   EVERGREEN
                                Foundation Fund




                          Portfolio Manager Interview

     stocks on an undervalued basis. The allocation to equities then rose to more than 80% of the portfolio. Recently, equities have been in the range of just over 60% of the portfolio. A cash equivalent reserve of plus or minus 10% was held during the latter part of the recent fiscal year in order to be able to take advantage of volatility in the market, either overall market declines, or temporary under-valuations of specific stocks or sectors of the market.

                          Industry Allocation-Equity


       Finance & Insurance                                                9.1%

       Banks                                                              7.7%

       Information Services & Technology                                  6.3%

       Real Estate                                                        6.2%

       Healthcare Products & Services                                     6.0%

                           Industry Allocation-Bonds


       Treasury Notes & Bonds                                            25.7%

       Government Agency Notes & Bonds                                    0.8%
--------------------------------------------------------------------------------
     What were some of the top performing
     investments of the year?


     The top spot went to Lennar Corp., which returned 212.9% during the fiscal year. That position was established through the purchase of Pacific Greystone Corp., a California home-builder which was acquired by Lennar Corp. during the year. The next best performer was another home-building corporation, Continental Homes Holding Corp., which returned 178.8% for the fiscal year. It, in turn, had an acquisition bid from D.R. Horton, Inc. Lucent Technologies, Inc. provided a return of 141.3% during the year. It was originally a spin-off from American Telephone and Telegraph Co. Healthcare related companies were major contributors: Guidant Corp., +137.8%, Pfizer, Inc., +137.7%, and Schering-Plough Corp., +123.6%. Others among the top ten performers were Trinity Industries, Inc., +127.0%, Computer Associates International, Inc., +122.1%, and First of America Bank Corp., +116.5%.

--------------------------------------------------------------------------------
     Did corporate consolidations continue
     to be a theme?


     Mergers and acquisitions once again yielded significant capital appreciation, reflecting the fact that we had bought shares for the Fund, which other companies considered to be undervalued. During the fiscal year, twenty-four Foundation Fund holdings received merger or acquisition offers, or completed previously announced offers. The average return to the end of the fiscal year on completed acquisitions was 67.57%. The largest single gain was in the shares of First of America Bank Corp., which provided a gain of 215.1% from purchase to the receipt of its acquisition bid. Other banks or thrifts acquired, or with transactions pending at the end of the fiscal year included: Barnett Banks, Inc., +160.6%, Central Fidelity Banks, Inc., +158.9%, and Standard Federal Bancorporation, Inc., +38.8%. While banks were the largest group among these merger and acquisition issues, the variety of companies bid for was quite large, including: Conrail, Inc., to PHH Corp., Living Centers of America, Inc., Reading & Bates Corp., Wyle Electronics, Columbus Realty Trust, Arbor Property Trust, Interstate Hotels Co., and 360- Communications Co.

                            Top 10 Equity Holdings
                        (as a percentage of net assets)


       Intel Corp.                                                        2.4%

       Federal National Mortgage Association                              1.7%

       General Electric Co.                                               1.7%

       BankBoston Corp.                                                   1.6%

       Du Pont (E.I.) De Nemours & Co.                                    1.5%

       Hewlett-Packard Co.                                                1.3%

       Microsoft Corp.                                                    1.2%

       Merrill Lynch & Co., Inc.                                          1.0%

       First of America Bank Corp.                                        1.0%

       Marsh & Mclennan Co., Inc.                                         0.9%

                                   EVERGREEN
                                Foundation Fund




                          Portfolio Manager Interview

--------------------------------------------------------------------------------
     What significant recent acquisitions has the Fund made?


     The Fund has been an active buyer of a broad variety of issues. Reflecting the underlying investment strategy, many commitments were made in recent months during periods of investor apprehension either about sectors of the market, industries, or companies. Illustratively, when the financial difficulties of the Asian nations became a negative preoccupation of the market, many companies directly involved in Asian commerce or perceived to be potentially impacted saw their shares rapidly sold down. The Fund made new commitments, or added to commitments, in a number of these companies where we saw the market as over-emphasizing the negative and ignoring significant growth potential. Among the issues purchased which have subsequently shown substantial capital gains were AFLAC, Inc. (the largest seller of cancer insurance in Japan), American International Group, Inc. (the largest American-based company in Asian insurance activities in Asia), Avon Products, Inc. (with substantial Asian sales), and United Technologies Corp. (active in Asia through both the Otis and Carrier Divisions, as well as provider of aircraft engines). By the end of the fiscal year, these recent purchases had provided significant gains ranging from 17% in Avon Products, Inc., to 38% in United Technologies Corp.


     The same principle of the search for undervaluation due to temporary adversities was also a factor in the Fund's purchase of major additions to its position in Union Pacific Corp., where the railroad has been handicapped by traffic congestion as a consequence of its integration of the recently acquired Southern Pacific Rail Corp.



                               Top Bond Holdings
                        (as a percentage of net assets)


       U.S. Treasury Bonds, Various
       Coupon/Maturity                                                   24.4%

       Tennessee Valley Authority,
       Various Coupon/Maturity                                            0.7%

       Federal National Mortgage Assn.                                    0.1%
--------------------------------------------------------------------------------
     What is your outlook?


     At the beginning of the new fiscal year, the Fund is positioned for an outlook of sustained growth in the United States, with still minimal inflation.


     We anticipate that world commodity and manufactured goods conditions will continue to be highly competitive, and that this will tend to restrict price increases. This should be an environment which will continue to support a strong bond market, particularly as the real interest rate return remains at historically high levels, and the perception is that the U.S. Federal Reserve will remain watchful over the need to act in a restrictive fashion if the economy accelerates too rapidly. This should be an environment where equity markets find particular support from increased savings. Great investment opportunities will emerge from those corporations which generate exceptional profits. The goal of our investment management is to concentrate on the search for an investment in exceptional performance among equities.

                                   EVERGREEN
                         Tax Strategic Foundation Fund




                     Fund at a Glance as of March 31, 1998

The Fund's equity holdings powered the performance, as evidenced by the 51.0% return of the equity portfolio.

                                   Portfolio
                                   Management
                   ----------------------------------------




                          (Photo of Stephen A. Lieber)
                               Stephen A. Lieber
                             Tenure: November 1993




                           (Photo of James Colby III)
                                James Colby III
                             Tenure: November 1993


            -------------------------------------------------------
                           CURRENT INVESTMENT STYLE






(Graphic appears      Morningstar's Style Box is based on a portfolio date as
here)                 of 3/31/98.



(Graphic appears      The Equity Style Box placement is based on a fund's
here)                 price-to-earnings and price-to-book ratio relative to the
                      S&P 500, as well as the size of the companies in which it invests, or median market capitalization.



                      The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

                      Source: 1998 Morningstar, Inc.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS*

                               Class A      Class B      Class C     Class Y
Inception Date              1/17/95      1/6/95       3/3/95      11/2/93

Average Annual Returns

One year with sales charge   18.49%       18.44%       22.49%        n/a

One year w/o sales charge    24.40%       23.44%       23.49%       24.73%

3 years                      18.43%       18.83%       19.49%       20.71%

Since Inception              18.50%       19.15%       19.40%       16.86%

Maximum Sales Charge          4.75%        5.00%        1.00%        n/a
                            Front End      CDSC         CDSC

30-day SEC Yield              1.95%        1.31%        1.31%        2.30%

12-month income dividends
  per share                 $ 0.30      $ 0.20       $ 0.20       $ 0.36

12-month capital gain
  distributions per share   $ 0.18      $ 0.18       $ 0.18       $ 0.18

*Adjusted for maximum sales charge.



--------------------------------------------------------------------------------
                                LONG TERM GROWTH

(Chart appears here. See the table below for the plot points.)



                          1/95     3/95      9/95      3/96      9/96      3/97      9/97      3/98
Class A Shares            9,525    9,880    11,322    11,968    12,964    13,853    16,046    17,222
Consumer Price
     Index (CPI)         10,000   10,113    10,234    10,389    10,541    10,688    10,768    10,835
Lehman Brothers Municipal
     Bond Index          10,000   10,707    11,280    11,604    11,961    12,237    13,040    13,547
S&P 500                  10,000   10,974    12,977    14,496    15,615    17,370    21,931    25,707




Comparison of a $10,000 investment in Evergreen Tax Strategic Foundation Fund, Class A shares, versus a similar investment in the S&P 500 Index, the Lehman Brothers Municipal Bond Index, and the Consumer Price Index (CPI).





Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S & P 500 Index and the Lehman Brothers Municipal Bond Index are unmanaged indices. These indices do not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through March 31, 1998.

                                   EVERGREEN
                         Tax Strategic Foundation Fund




                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform during the
     fiscal year?


     The Fund performed very well in achieving its primary objective of growth with minimal taxable income or gains for shareholders. During the twelve month period ended March 31, 1998, the Fund's original Class Y shares had a total return of 24.73%. During the same period, the A share class had a return of 24.32%, while the B and C share classes had returns of 23.44% and 23.49%, respectively. These returns are unadjusted for any sales charges. Since inception of the Fund on November 2, 1993, the original Class Y shares had a compound annualized return of 16.86%.

                           Portfolio Characteristics


       Total Net Assets                                           $302,501,240

       Number of Holdings                                                  278

       Beta                                                               0.34

       P/E Ratio                                                         16.9x
--------------------------------------------------------------------------------
     The Evergreen Tax Strategic Foundation Fund has a very distinct objective and strategy. How do you describe it?


     The Fund is an outgrowth of the Evergreen Foundation Fund. We came to realize that many investors in the Foundation Fund were tax averse, and yet were in a Fund which was producing sizable taxable income and taxable gains. We decided we could help meet the needs of these investors by developing a Fund that would seek to produce the combination of defensive and growth characteristics of the Foundation Fund in a tax efficient manner; using tax exempt bonds and equities in the tax efficient portfolio strategy. Up until the Tax Strategic Foundation Fund's founding in 1993, there were no balanced funds using tax exempt bonds, and there were virtually no equity funds with a tax efficient management strategy.

     We developed this Fund with the goal of providing tax-exempt income and aiming for long-term capital appreciation, while managing the portfolio to reduce current taxable income and capital gains. We use a variety of selection techniques, especially including investment in companies whose policy is to use retained earnings to buy back stock in preference to paying out taxable dividends.

     The overall stock selection criteria are similar to those of the Foundation Fund - the search for growth opportunities which are comparatively undervalued. During the fiscal year, the Fund's equity portfolio achieved a total return of 51.0%.

     In the Fund's fixed income allocation, we emphasize highest quality bonds, as we do in the Foundation Fund, aiming to avoid credit risk and to focus on achieving the best combination of income and capital appreciation by correct positioning within the interest rate cycles. The entire fixed income portfolio is of the highest grade, either insured or AAA rated. During the fiscal year, the Fund's fixed income portfolio had a return of 10.8%.

     We also manage the Fund with a strategy aimed at reducing taxable income through appropriate transactions. For example, in 1994, when there were substantial losses in the bond market, and substantial gains by the Fund in the stock market, we followed a policy of realizing bond losses and repurchasing different issues or maturities of the same quality to offset the gains the Fund earned in the stock market.

     --------------------------------------------------------------------
                             PORTFOLIO COMPOSITION

     (as a percentage of net assets)

               (Pie chart appears here with the following values.)

              Long-term Municipal Bonds--52.2%
              Common Stock--39.8%
              Short-Term Municipal Obligations & Cash Equivalents--6.7% Convertibles--1.3%

                                   EVERGREEN
                         Tax Strategic Foundation Fund




                          Portfolio Manager Interview

--------------------------------------------------------------------------------
     What contributed to the strong
     performance during the past fiscal year?


     The equity holdings powered the performance, as evidenced by the 51.0% return of the equity portion. A diverse list of holdings provided these substantial returns. The one industry with the most impact was financial services, where eight of the top fifteen performers in the portfolio were involved in financial services. These included: First of America Bank Corp. (+116.5%), Countrywide Credit Industries, Inc. (+115.9%), Dime Bancorp, Inc. (+101.5%), FBL Financial Group, Inc. Class A (+94.3%), FPIC Insurance Group, Inc. (+88.2%), Comerica, Inc. (+86.9%), Legg Mason, Inc. (+86.9%), and NationsBank Corp. (+85.6%).


     Among the diverse industry holdings, the top performers were: Continental Homes Holding Corp. (+175.7%), Lucent Technologies Inc. (+141.3%), MacDermid, Inc. (+131.3%), Furon Co. (+120.9%), Cisco Systems, Inc. (+112.8%), Applied Power, Inc. Class A (+83.1%), and Gateway 2000, Inc. (82.9%).

                          Industry Allocation-Equity


       Banks                                                              7.6%

       Real Estate                                                        5.8%

       Finance & Insurance                                                5.2%

       Healthcare Products & Services                                     2.6%

       Electrical Equipment & Services                                    2.3%

                           Industry Allocation-Bonds


       Prerefunded                                                       31.9%

       Housing                                                           10.0%

       Electric Power                                                     6.3%

       Hospitals                                                          5.1%

       Toll Roads                                                         4.7%

--------------------------------------------------------------------------------
     Did mergers and acquisitions again contribute to the Fund's strong performance?


     The Fund benefited by twelve merger and acquisition transactions involving portfolio securities. The average return to date on the eight transactions completed was 68.9%, while the four pending at the end of the fiscal year showed an average gain in value of 101.9% to the end of the fiscal year. The largest single percentage increase was in the Fund's holding of Barnett Banks, Inc., which had been bought in November, 1994 at $18.94 per share, and received an acquisition bid from NationsBank Corp. valued at $68.95, for a gain of 264.0%. The second largest gain was from a pending transaction in First of America Bank Corp., which had a projected gain of 227.7% (based on the March 31 closing price of National City Corp.) from its July, 1995 purchase. Other financials in this group included Standard Federal Bancorporation, Inc., North American Mortgage Co., FFVA Financial Corp., and PHH Corp. In the real estate related area, the largest gain was in the projected gain of Continental Homes Holding Corp. (based on the March 31 closing price of D.R. Horton, Inc.). Other real estate related acquisitions were Interstate Hotels Co. and LaQuinta Inns Inc.



--------------------------------------------------------------------------------
     What were the top and bottom
     performers in the Fund for the fiscal year?


     The top eight performers in the portfolio all had gains of over 100%, ranging from the 175.7% during the fiscal year in Continental Homes Holding Corp., 141.3% for Lucent Technologies Inc., 131.3% for MacDermid, Inc., 120.9% for Furon Co., 116.5% for First of America Bank Corp., 115.9% for Countrywide Credit Industries, Inc., 112.8% for Cisco Systems, Inc., and 101.5% for Dime Bancorp, Inc. (reflecting its acquisition of North American Mortgage Co.). Two of the holdings in the Fund had declines of 10% or more. They were UCAR International, Inc., -16.8%, and Hammons (John
     Q) Hotels, L.P. Class A, -16.0%.

                                   EVERGREEN
                         Tax Strategic Foundation Fund




                          Portfolio Manager Interview

--------------------------------------------------------------------------------
     What significant recent purchases has
     the Fund made?


     Among the large new purchases toward the end of the fiscal year were shares of Union Pacific Corp., purchased after the shares had declined 30%, largely because of what we believe are temporary traffic difficulties with the system's newly acquired Southern Pacific Rail Corp. Our view is that this is a temporary problem which will be satisfactorily overcome by this very well-experienced railroad management with the strengths developed in its role as a dominant transportation growth company. Another area where we established positions for the Fund in sectors of comparative undervaluation was the investment brokerage business. Positions were established or increased in Legg Mason, Inc., Lehman Brothers Holdings, Inc., and Merrill Lynch & Co., Inc. Many of the new positions acquired during the fiscal year generated significant gains, such as Pfizer, Inc., +80.7%, and Countrywide Credit Industries, Inc., +58.4%.

                            Top 10 Equity Holdings
                        (as a percentage of net assets)


       Boeing Co.                                                         0.8%

       Merrill Lynch & Co., Inc.                                          0.8%

       American International Group, Inc.                                 0.8%

       BankBoston Corp.                                                   0.7%

       WBK Trust                                                          0.7%

       Del Webb Corp.                                                     0.7%

       CitiCorp                                                           0.7%

       First Empire State Corp.                                           0.7%

       Union Pacific Corp.                                                0.7%

       American Home Products Corp.                                       0.6%

                              Top 5 Bond Holdings
                        (as a percentage of net assets)


       Arapahoe County Colorado Pub. Hwy. Auth.                           1.4%

       University of Colorado Hospital Authority                          1.3%

       Philadelphia PA Hospital & Higher Ed. Facs. Auth.1.1%
       Northern Penn. Water Authority                                     1.0%

       Chicago IL Skyway Toll Bridge Refunded                             0.9%

--------------------------------------------------------------------------------
     What is your outlook?


     At the beginning of the new fiscal year, the Fund is positioned for an outlook of sustained growth in the United States, with still minimal inflation. We anticipate that world commodity and manufactured goods conditions will continue to be highly competitive, and that this will tend to restrict price increases. This should be an environment which will continue to support a strong bond market, particularly as the real interest rate return remains at historically high levels, and the perception is that the U.S. Federal Reserve will remain watchful over the need to act in a restrictive fashion if the economy accelerates too rapidly. This should be an environment where equity markets find particular support from increased savings. Great investment opportunities will emerge from those corporations which generate exceptional profits. The goal of our investment management is to concentrate on the search for an investment in exceptional performance among equities.

                                   EVERGREEN
                           American Retirement Fund




                             Financial Highlights

                 (For a share outstanding throughout each year)


                                                                        Year Ended March 31,
                                                                  --------------------------------
                                                                        1998           1997**
 CLASS A SHARES
Net asset value beginning of year                                  $   13.74        $   13.86
                                                                   ============     ===========

Income (loss) from investment operations
Net investment income                                                  0.49             0.11

Net realized and unrealized gain (loss) on investments                 3.29           (   0.12)
                                                                   ------------     -----------

Total from investment operations                                       3.78           (   0.01)
                                                                   ------------     -----------

Less distributions
From net investment income                                            (   0.48)       (   0.11)

From net realized gain on investments                                 (   0.34)              0
                                                                   ------------     -----------

Total distributions                                                   (   0.82)       (   0.11)
                                                                   ------------     -----------

Net asset value end of year                                        $   16.70        $   13.74
                                                                   ============     ===========

Total return +                                                         28.02   %    (   0.10   %)

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                         1.40   %        1.37   %++

 Total expenses, excluding indirectly paid expenses                     1.40   %       N/A

 Total expenses, excluding fee waivers & expense reimbursements        N/A              1.68   %++

 Net investment income                                                  3.21   %        3.43   %++

Portfolio turnover rate                                                     34%              9%

Average commission rate paid per share                             $    0.0596    $     0.0606

Net assets end of year (thousands)                                 $    29,005    $     14,590




                                                                      Year Ended December 31,
                                                                  --------------------------------
                                                                        1996            1995*
 CLASS A SHARES
Net asset value beginning of year                                  $   12.82        $     10.65
                                                                   ============     ===========

Income (loss) from investment operations
Net investment income                                                  0.45                0.41

Net realized and unrealized gain (loss) on investments                 1.12                2.22
                                                                   ------------     -----------

Total from investment operations                                       1.57                2.63
                                                                   ------------     -----------

Less distributions
From net investment income                                            (   0.42)        (   0.46)

From net realized gain on investments                                 (   0.11)               0
                                                                   ------------     -----------

Total distributions                                                   (   0.53)        (   0.46)
                                                                   ------------     -----------

Net asset value end of year                                        $   13.86        $     12.82
                                                                   ============     ===========

Total return +                                                         12.50   %          24.90%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                         1.30   %           1.37%++

 Total expenses, excluding indirectly paid expenses                    N/A             N/A

 Total expenses, excluding fee waivers & expense reimbursements         1.33   %          10.96%++

 Net investment income                                                  3.53   %           3.73%++

Portfolio turnover rate                                                     16%              49%

Average commission rate paid per share                             $    0.0619         N/A

Net assets end of year (thousands)                                 $    11,116      $     1,335



                                                                        Year Ended March 31,
                                                                  --------------------------------
                                                                        1998           1997**
 CLASS B SHARES
Net asset value beginning of year                                  $   13.67        $   13.80
                                                                   ============     ===========

Income (loss) from investment operations
Net investment income                                                  0.38             0.09

Net realized and unrealized gain (loss) on investments                 3.26           (   0.13)
                                                                   ------------     -----------

Total from investment operations                                       3.64           (   0.04)
                                                                   ------------     -----------

Less distributions
From net investment income                                            (   0.36)       (   0.09)

From net realized gain on investments                                 (   0.34)              0
                                                                   ------------     -----------

Total distributions                                                   (   0.70)       (   0.09)
                                                                   ------------     -----------

Net asset value end of year                                        $   16.61        $   13.67
                                                                   ============     ===========

Total return +                                                         27.06   %    (   0.30   %)

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                         2.15   %        2.11   %++

 Total expenses, excluding indirectly paid expenses                     2.15   %       N/A

 Total expenses, excluding fee waivers & expense reimbursements        N/A              2.43   %++

 Net investment income                                                  2.46   %        2.68   %++

Portfolio turnover rate                                                     34%              9%

Average commission rate paid per share                             $    0.0596    $     0.0606

Net assets end of year (thousands)                                 $   158,252    $     76,791




                                                                      Year Ended December 31,
                                                                  --------------------------------
                                                                        1996            1995*
 CLASS B SHARES
Net asset value beginning of year                                  $   12.80        $     10.65
                                                                   ============     ===========

Income (loss) from investment operations
Net investment income                                                  0.36                0.35

Net realized and unrealized gain (loss) on investments                 1.09                2.20
                                                                   ------------     -----------

Total from investment operations                                       1.45                2.55
                                                                   ------------     -----------

Less distributions
From net investment income                                            (   0.34)        (   0.40)

From net realized gain on investments                                 (   0.11)               0
                                                                   ------------     -----------

Total distributions                                                   (   0.45)        (   0.40)
                                                                   ------------     -----------

Net asset value end of year                                        $   13.80        $     12.80
                                                                   ============     ===========

Total return +                                                         11.50   %          24.10%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                         2.06   %           2.12%++

 Total expenses, excluding indirectly paid expenses                    N/A             N/A

 Total expenses, excluding fee waivers & expense reimbursements         2.09   %           4.20%++

 Net investment income                                                  2.79   %           2.97%++

Portfolio turnover rate                                                     16%              49%

Average commission rate paid per share                             $    0.0619         N/A

Net assets end of year (thousands)                                 $    57,622      $     4,839


+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.





                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           American Retirement Fund




                             Financial Highlights

                 (For a share outstanding throughout each year)


                                                                        Year Ended March 31,
                                                                  --------------------------------
                                                                          1998            1997**
 CLASS C SHARES
Net asset value beginning of year                                  $   13.70        $   13.83
                                                                   ============     ===========

Income (loss) from investment operations
Net investment income                                                  0.38             0.09

Net realized and unrealized gain (loss) on investments                 3.27           (   0.13)
                                                                   ------------     -----------

Total from investment operations                                       3.65           (   0.04)
                                                                   ------------     -----------

Less distributions
From net investment income                                            (   0.36)       (   0.09)

From net realized gain on investments                                 (   0.34)              0
                                                                   ------------     -----------

Total distributions                                                   (   0.70)       (   0.09)
                                                                   ------------     -----------

Net asset value end of year                                        $   16.65        $   13.70
                                                                   ============     ===========

Total return +                                                         27.08   %    (   0.30   %)

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                         2.15   %        2.12   %++

 Total expenses, excluding indirectly paid expenses                     2.15   %       N/A

 Total expenses, excluding fee waivers & expense reimbursements        N/A              2.43   %++

 Net investment income                                                  2.46   %        2.65   %++

Portfolio turnover rate                                                     34%              9%

Average commission rate paid per share                             $    0.0596    $     0.0606

Net assets end of year (thousands)                                 $     2,777    $      1,769




                                                                      Year Ended December 31,
                                                                  --------------------------------
                                                                          1996             1995*
 CLASS C SHARES
Net asset value beginning of year                                  $   12.81        $     10.65
                                                                   ============     ===========

Income (loss) from investment operations
Net investment income                                                  0.36                0.36

Net realized and unrealized gain (loss) on investments                 1.11                2.19
                                                                   ------------     -----------

Total from investment operations                                       1.47                2.55
                                                                   ------------     -----------

Less distributions
From net investment income                                            (   0.34)        (   0.39)

From net realized gain on investments                                 (   0.11)               0
                                                                   ------------     -----------

Total distributions                                                   (   0.45)        (   0.39)
                                                                   ------------     -----------

Net asset value end of year                                        $   13.83        $     12.81
                                                                   ============     ===========

Total return +                                                         11.60   %          24.00%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                         2.05   %           2.10%++

 Total expenses, excluding indirectly paid expenses                    N/A             N/A

 Total expenses, excluding fee waivers & expense reimbursements         2.08   %         103.52%++

 Net investment income                                                  2.80   %           2.96%++

Portfolio turnover rate                                                     16%              49%

Average commission rate paid per share                             $    0.0619         N/A

Net assets end of year (thousands)                                 $     1,487      $       110


+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.







                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           American Retirement Fund




                             Financial Highlights

                 (For a share outstanding throughout each year)


                                                     Year Ended March 31,
                                                -------------------------------
                                                      1998           1997**
 CLASS Y SHARES
Net asset value beginning of year                $   13.74        $   13.86
                                                 ============     ==========

Income (loss) from investment operations
Net investment income                                0.55             0.14

Net realized and unrealized gain (loss) on
 investments                                         3.27           (   0.14)
                                                 ------------     ----------

Total from investment operations                     3.82                  0
                                                 ------------     ----------

Less distributions
From net investment income                          (   0.52)       (   0.12)

From net realized gain on investments               (   0.34)              0

In excess of net realized gain on investments              0               0
                                                 ------------     ----------

Total distributions                                 (   0.86)       (   0.12)
                                                 ------------     ----------

Net asset value end of year                      $   16.70        $   13.74
                                                 ============     ==========

Total return                                         28.34   %        0.00   %

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                       1.14   %        1.11   %+

 Total expenses, excluding indirectly paid
  expenses                                            1.14   %       N/A

 Total expenses, excluding fee waivers &
  expense reimbursements                             N/A              1.38   %+

 Net investment income                                3.45   %        3.56   %+

Portfolio turnover rate                                   34%              9%

Average commission rate paid per share           $    0.0596    $     0.0606

Net assets end of year (thousands)               $    43,786    $     37,237




                                                                 Year Ended December 31,
                                                ---------------------------------------------------------
                                                      1996           1995          1994          1993
 CLASS Y SHARES
Net asset value beginning of year                $   12.83       $   10.67     $    11.60    $   10.95
                                                 ============    =========     ==========    =========

Income (loss) from investment operations
Net investment income                                0.48             0.47           0.60         0.56

Net realized and unrealized gain (loss) on
 investments                                         1.10             2.16       (   0.93)        0.96
                                                 ------------    ---------     ----------    ---------

Total from investment operations                     1.58             2.63       (   0.33)        1.52
                                                 ------------    ---------     ----------    ---------

Less distributions
From net investment income                          (   0.44)      (   0.47)     (   0.60)     (   0.60)

From net realized gain on investments               (   0.11)             0             0      (   0.24)

In excess of net realized gain on investments              0              0             0      (   0.03)
                                                 ------------    ----------    ----------    ----------

Total distributions                                 (   0.55)      (   0.47)     (   0.60)     (   0.87)
                                                 ------------    ----------    ----------    ----------

Net asset value end of year                      $   13.86       $   12.83     $    10.67    $   11.60
                                                 ============    ==========    ==========    ==========

Total return                                         12.60   %        25.10%     (   2.90%)       14.10%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                       1.05   %         1.26%         1.28%         1.36%

 Total expenses, excluding indirectly paid
  expenses                                           N/A             N/A          N/A            N/A

 Total expenses, excluding fee waivers &
  expense reimbursements                              1.09   %       N/A          N/A            N/A

 Net investment income                                3.65   %         3.96%         5.40%         5.13%

Portfolio turnover rate                                   16%            49%          136%           92%

Average commission rate paid per share           $    0.0619         N/A          N/A            N/A

Net assets end of year (thousands)               $    41,243     $   39,327    $   37,176    $   37,336


                                                                               Year Ended December 31,
                                                         --------------------------------------------------------------------
                                                              1992         1991          1990          1989         1988*
 CLASS Y SHARES
Net asset value beginning of year                         $   10.52     $   9.59      $   10.41    $   10.09      $   10.00
                                                          =========     ========      =========    =========      =========

Income (loss) from investment operations
Net investment income                                          0.66         0.60           0.60         0.57           0.39

Net realized and unrealized gain (loss) on investments         0.55         1.15       (   0.66)        0.76           0.18
                                                          ---------     --------      ---------    ---------      ---------

Total from investment operations                               1.21         1.75       (   0.06)        1.33           0.57
                                                          ---------     --------      ---------    ---------      ---------

Less distributions
From net investment income                                  (   0.61)     (  0.60)     (   0.60)     (   0.59)     (   0.36)

From net realized gain on investments                       (   0.17)     (  0.22)     (   0.16)     (   0.42)     (   0.12)
                                                          ----------    ---------     ---------    ----------     ---------

Total distributions                                         (   0.78)     (  0.82)     (   0.76)     (   1.01)     (   0.48)
                                                          ----------    ---------     ---------    ----------     ---------

Net asset value end of year                               $   10.95     $  10.52      $    9.59    $   10.41      $   10.09
                                                          ==========    =========     =========    ==========     =========

Total return                                                   11.80%       18.80%     (   0.50%)       13.40%         5.80%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                 1.51%        1.50%         1.50%         1.88%         2.00%+

 Total expenses, excluding fee waivers & expense
  reimbursements                                                1.59%        1.82%         1.95%         2.03%      N/A

 Net investment income                                          6.23%        5.91%         6.04%         5.49%         5.01%+

Portfolio turnover rate                                          151%          97%           33%          152%           52%

Net assets end of year (thousands)                        $   23,781    $  15,632     $  12,351    $   11,610     $   9,449


+  Annualized.
* For the period from March 14, 1988 (commencement of class operations) to December 31, 1988.
** The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.









                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Balanced Fund




                             Financial Highlights

                (For a share outstanding throughout each period)


                                                                                             Period Ended
                                                                                          March 31, 1998 *#
 CLASS A SHARES
Net asset value beginning of period                                                          $   12.36
                                                                                             =========

Income from investment operations
Net investment income                                                                            0.08

Net realized and unrealized gain on investments, futures contracts and foreign currency          0.81
                                                                                             ---------
  related transactions

Total from investment operations                                                                 0.89
                                                                                             ---------

Less distributions
From net investment income                                                                     (   0.12)

From net realized gain on investments, futures contracts and foreign currency related          (   0.26)
                                                                                             ----------
  transactions

Total distributions                                                                            (   0.38)
                                                                                             ----------

Net asset value end of period                                                                $   12.87
                                                                                             ==========

Total return +                                                                                   7.38   %

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                                                  0.99   %++

 Total expenses, excluding indirectly paid expenses                                              0.99   %++

 Net investment income                                                                           3.25   %++

Portfolio turnover rate                                                                              76%

Average commission rate paid per share                                                     $     0.0594

Net assets end of period (millions)                                                        $      1,277


* For the period from January 20, 1998 (commencement of class operations) to March 31, 1998.
+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
# Net investment income is based on average shares outstanding during the period.






                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Balanced Fund



                              Financial Highlights

                 (For a share outstanding throughout each year)


                                                             Period Ended
                                                           March 31, 1998*#
 CLASS B SHARES
Net asset value beginning of year                            $   12.95
                                                             ==========

Income (loss) from investment operations
Net investment income                                            0.26

Net realized and unrealized gain (loss) on investments,
 futures contracts and foreign currency related
 transactions                                                    1.53
                                                             ----------

Total from investment operations                                 1.79
                                                             ----------

Less distributions
From net investment income                                     (   0.27)

In excess of net investment income                                    0

From net realized gain on investments, futures contracts
 and foreign currency related transactions                     (   1.59)

In excess of net realized gain on investments, futures
 contracts and foreign currency related transactions                  0

Tax basis return of capital                                           0
                                                             ----------

Total distributions                                            (   1.86)
                                                             ----------

Net asset value end of year                                  $   12.88
                                                             ==========

Total return +                                                  14.89   %

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                  1.35   %++

 Total expenses, excluding indirectly paid expenses              1.35   %++

 Net investment income                                           2.66   %++

Portfolio turnover rate                                              76%

Average commission rate paid per share                     $     0.0594

Net assets end of year (millions)                          $        580




                                                                                 Year Ended June 30,
                                                          ------------------------------------------------------------------
                                                               1997           1996          1995        1994         1993
 CLASS B SHARES
Net asset value beginning of year                          $  11.33       $  10.09       $  9.26     $   10.10    $  9.77
                                                           ===========    ===========    =======     =========    =======

Income (loss) from investment operations
Net investment income                                         0.30           0.29           0.31          0.28       0.31

Net realized and unrealized gain (loss) on investments,
 futures contracts and foreign currency related
 transactions                                                 2.07           1.42           0.96       (  0.37)      0.66
                                                           -----------    -----------    -------     ---------    -------

Total from investment operations                              2.37           1.71           1.27       (  0.09)      0.97
                                                           -----------    -----------    -------     ---------    -------

Less distributions
From net investment income                                    (  0.30)       (  0.24)      ( 0.31)     (  0.28)     ( 0.31)

In excess of net investment income                                  0        (  0.03)      ( 0.02)     (  0.07)     ( 0.09)

From net realized gain on investments, futures contracts
 and foreign currency related transactions                          0        (  0.20)      ( 0.02)     (  0.25)     ( 0.24)

In excess of net realized gain on investments, futures
 contracts and foreign currency related transactions          (  0.45)             0       ( 0.09)     (  0.13)          0

Tax basis return of capital                                         0              0            0      (  0.02)          0
                                                           -----------    -----------    --------    ---------    --------

Total distributions                                           (  0.75)       (  0.47)      ( 0.44)     (  0.75)     ( 0.64)
                                                           -----------    -----------    --------    ---------    --------

Net asset value end of year                                $  12.95       $  11.33       $ 10.09     $    9.26    $ 10.10
                                                           ===========    ===========    ========    =========    ========

Total return +                                                21.95   %      17.35   %      14.20%     (  1.16%)     10.39%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                1.70   %       1.72   %       1.77%        1.71%       1.93%

 Total expenses, excluding indirectly paid expenses            1.69   %       1.71   %      N/A         N/A          N/A

 Net investment income                                         2.50   %       2.71   %       3.33%        2.81%       3.07%

Portfolio turnover rate                                            89%            96%          88%          88%         74%

Average commission rate paid per share                     $   0.0400     $   0.0031        N/A         N/A          N/A

Net assets end of year (millions)                          $    1,625     $    1,481     $  1,345    $   1,390    $  1,464


                                                                                 Year Ended June 30,
                                                                               -----------------------
                                                                                   1992        1991
 CLASS B SHARES
Net asset value beginning of year                                               $  9.16     $  9.10
                                                                                =======     =======

Income (loss) from investment operations
Net investment income                                                              0.32        0.45

Net realized and unrealized gain (loss) on investments, futures contracts and
 foreign currency related transactions                                             0.75        0.18
                                                                                -------     -------

Total from investment operations                                                   1.07        0.63
                                                                                -------     -------

Less distributions
From net investment income                                                        ( 0.32)     ( 0.50)

In excess of net investment income                                                ( 0.14)     ( 0.04)

From net realized gain on investments, futures contracts and foreign currency
 related transactions                                                                  0      ( 0.03)
                                                                                --------    --------

Total distributions                                                               ( 0.46)     ( 0.57)
                                                                                --------    --------

Net asset value end of year                                                     $  9.77     $  9.16
                                                                                ========    ========

Total return +                                                                     11.86%       7.49%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                                     1.97%       1.88%

 Net investment income                                                              3.25%       4.56%

Portfolio turnover rate                                                               52%         60%

Net assets end of year (millions)                                               $  1,184    $    902




                                                                                       Year Ended June 30,
                                                                               -----------------------------------
                                                                                   1990        1989        1988
 CLASS B SHARES
Net asset value beginning of year                                               $  9.12     $  8.37     $   9.74
                                                                                =======     =======     ========

Income (loss) from investment operations
Net investment income                                                              0.50        0.46         0.47

Net realized and unrealized gain (loss) on investments, futures contracts and
 foreign currency related transactions                                             0.20        0.83       ( 0.82)
                                                                                -------     -------     --------

Total from investment operations                                                   0.70        1.29       ( 0.35)
                                                                                -------     -------     --------

Less distributions
From net investment income                                                        ( 0.50)     ( 0.54)     ( 0.60)

In excess of net investment income                                                ( 0.04)          0           0

From net realized gain on investments, futures contracts and foreign currency
 related transactions                                                             ( 0.18)          0      ( 0.42)
                                                                                --------    --------    --------

Total distributions                                                               ( 0.72)     ( 0.54)     ( 1.02)
                                                                                --------    --------    --------

Net asset value end of year                                                     $  9.10     $  9.12     $   8.37
                                                                                ========    ========    ========

Total return +                                                                      7.99%      16.07%     ( 3.37%)

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                                     1.99%       1.96%       1.91%

 Net investment income                                                              4.94%       5.48%       5.34%

Portfolio turnover rate                                                               35%         49%         64%

Net assets end of year (millions)                                               $    827    $    712    $    685


+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 1998.
# Net investment income is based on average shares outstanding during the period.






                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Balanced Fund




                              Financial Highlights

                (For a share outstanding throughout each period)


                                                                                            Period Ended
                                                                                          March 31, 1998*#
 CLASS C SHARES
Net asset value beginning of period                                                         $   12.43
                                                                                            ==========

Income from investment operations
Net investment income                                                                           0.05

Net realized and unrealized gain on investments, futures contracts and foreign currency         0.75
                                                                                            ----------
  related transactions

Total from investment operations                                                                0.80
                                                                                            ----------

Less distributions
From net investment income                                                                    (   0.09)

From net realized gain on investments, futures contracts and foreign currency related         (   0.26)
                                                                                            ----------
  transactions

Total distributions                                                                           (   0.35)
                                                                                            ----------

Net asset value end of period                                                               $   12.88
                                                                                            ==========

Total return +                                                                                  6.58   %

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                                                 1.76   %++

 Total expenses, excluding indirectly paid expenses                                             1.76   %++

 Net investment income                                                                          2.41   %++

Portfolio turnover rate                                                                             76%

Average commission rate paid per share                                                    $     0.0594

Net assets end of period (thousands)                                                      $        829



                                                                                             Period Ended
                                                                                          March 31, 1998**#
 CLASS Y SHARES
Net asset value beginning of period                                                          $   12.01
                                                                                             =========

Income from investment operations
Net investment income                                                                            0.08

Net realized and unrealized gain on investments, futures contracts and foreign currency          0.86
                                                                                             ---------
  related transactions

Total from investment operations                                                                 0.94
                                                                                             ---------

Less distributions
From net investment income                                                                     (   0.09)
                                                                                             ----------

Total distributions                                                                            (   0.09)
                                                                                             ----------

Net asset value end of period                                                                $   12.86
                                                                                             ==========

Total return                                                                                     7.79   %

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                                                  0.75   %++

 Total expenses, excluding indirectly paid expenses                                              0.75   %++

 Net investment income                                                                           3.47   %++

Portfolio turnover rate                                                                              76%

Average commission rate paid per share                                                     $     0.0594

Net assets end of period (thousands)                                                       $     39,231

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 22, 1998 (commencement of class operations) to March 31, 1998.
** For the period from January 26, 1998 (commencement of class operations) to
   March 31, 1998.
# Net investment income is based on average shares outstanding during the period.






                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                Foundation Fund




                             Financial Highlights

                 (For a share outstanding throughout each year)


                                                               Year Ended March 31,           Year Ended December 31,
                                                              1998#          1997**            1996            1995*
 CLASS A SHARES
Net asset value beginning of year                         $   16.00        $   16.13       $   15.12        $    12.24
                                                          ============     ===========     ============     ==========

Income (loss) from investment operations
Net investment income                                         0.44             0.12            0.50               0.44

Net realized and unrealized gain (loss) on investments        4.87           (   0.13)         1.16               3.14
                                                          ------------     -----------     ------------     ----------

Total from investment operations                              5.31           (   0.01)         1.66               3.58
                                                          ------------     -----------     ------------     ----------

Less distributions
From net investment income                                  (   0.44)        (   0.12)        (   0.50)       (   0.47)

In excess of net investment income                                 0(a)             0                0               0

From net realized gain on investments                       (   0.43)               0         (   0.15)       (   0.23)
                                                          ------------     -----------     ------------     ----------

Total distributions                                         (   0.87)        (   0.12)        (   0.65)       (   0.70)
                                                          ------------     -----------     ------------     ----------

Net asset value end of year                               $   20.44        $   16.00       $   16.13        $    15.12
                                                          ============     ===========     ============     ==========

Total return +                                               33.88   %     (   0.20   %)       11.30   %         29.70%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                               1.28   %         1.25   %++       1.24   %          1.33%++

 Total expenses, excluding indirectly paid expenses           1.28   %        N/A              N/A             N/A

 Total expenses, excluding fee waivers & expense
  reimbursements                                              N/A             N/A              N/A                1.34%++

 Net investment income                                        2.39   %         2.83   %++       3.39   %          3.73%++

Portfolio turnover rate                                            9%               2%              10%             28%

Average commission rate paid per share                   $    0.0657     $     0.0670      $    0.0649         N/A

Net assets end of year (millions)                        $       350     $        220      $       206      $      107



                                                               Year Ended March 31,           Year Ended December 31,
                                                              1998#          1997**            1996            1995*
 CLASS B SHARES
Net asset value beginning of year                         $   15.94        $   16.07       $   15.07        $    12.24
                                                          ============     ===========     ============     ==========

Income (loss) from investment operations
Net investment income                                         0.30             0.09            0.40               0.36

Net realized and unrealized gain (loss) on investments        4.84           (   0.13)         1.15               3.09
                                                          ------------     -----------     ------------     ----------

Total from investment operations                              5.14           (   0.04)         1.55               3.45
                                                          ------------     -----------     ------------     ----------

Less distributions
From net investment income                                   (   0.30)       (   0.09)        (   0.40)       (   0.39)

In excess of net investment income                           (   0.01)              0                0               0

From net realized gain on investments                        (   0.43)              0         (   0.15)       (   0.23)
                                                          ------------     -----------     ------------     ----------

Total distributions                                          (   0.74)       (   0.09)        (   0.55)       (   0.62)
                                                          ------------     -----------     ------------     ----------

Net asset value end of year                               $   20.34        $   15.94       $   16.07        $    15.07
                                                          ============     ===========     ============     ==========

Total return +                                                32.81   %    (   0.30   %)       10.50   %         28.70%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                2.04   %        2.00   %++       1.99   %          2.07%++

 Total expenses, excluding indirectly paid expenses            2.04   %       N/A              N/A             N/A

 Net investment income                                         1.63   %        2.07   %++       2.64   %          2.99%++

Portfolio turnover rate                                             9%              2%              10%             28%

Average commission rate paid per share                    $    0.0657    $     0.0670      $    0.0649         N/A

Net assets end of year (millions)                         $     1,124    $        606      $       570      $      296


+   Initial sales charge or contingent deferred sales charge is not reflected.
++  Annualized.
* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
# Net investment income is based on average shares outstanding during the period.
(a) Less than one cent per share.








                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                Foundation Fund




                             Financial Highlights

                 (For a share outstanding throughout each year)


                                                               Year Ended March 31,           Year Ended December 31,
                                                              1998#          1997**            1996            1995*
 CLASS C SHARES
Net asset value beginning of year                         $   15.94        $   16.06       $   15.07        $    12.24
                                                          ============     ===========     ============     ==========

Income (loss) from investment operations
Net investment income                                         0.30             0.09            0.40               0.34

Net realized and unrealized gain (loss) on investments        4.84           (   0.13)         1.14               3.09
                                                          ------------     -----------     ------------     ----------

Total from investment operations                              5.14           (   0.04)         1.54               3.43
                                                          ------------     -----------     ------------     ----------

Less distributions
From net investment income                                   (   0.30)       (   0.08)        (   0.40)       (   0.37)

In excess of net investment income                           (   0.01)              0                0               0

From net realized gain on investments                        (   0.43)              0         (   0.15)       (   0.23)
                                                          ------------     -----------     ------------     ----------

Total distributions                                          (   0.74)       (   0.08)        (   0.55)       (   0.60)
                                                          ------------     -----------     ------------     ----------

Net asset value end of year                               $   20.34        $   15.94       $   16.06        $    15.07
                                                          ============     ===========     ============     ==========

Total return +                                                32.81   %    (   0.30   %)       10.40   %         28.50%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                2.04   %        2.00   %++       1.99   %          2.23%++

 Total expenses, excluding indirectly paid expenses            2.04   %       N/A              N/A             N/A

 Total expenses, excluding fee waivers & expense
  reimbursements                                              N/A             N/A              N/A                2.37%++

 Net investment income                                         1.63   %        2.07   %++       2.64   %          2.83%++

Portfolio turnover rate                                             9%              2%              10%             28%

Average commission rate paid per share                    $    0.0657    $     0.0670      $    0.0649         N/A

Net assets end of year (millions)                         $        50    $         28      $        27      $       11


+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
# Net investment income is based on average shares outstanding during the period.






                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                Foundation Fund




                             Financial Highlights

                 (For a share outstanding throughout each year)


                                                              Year Ended March 31,
                                                              1998#          1997**
 CLASS Y SHARES
Net asset value beginning of year                         $   16.02        $   16.14
                                                          ============     ==========

Income (loss) from investment operations
Net investment income                                         0.49             0.13

Net realized and unrealized gain (loss) on investments        4.86           (   0.13)
                                                          ------------     ----------

Total from investment operations                              5.35             0.00
                                                          ------------     ----------

Less distributions
From net investment income                                   (   0.49)       (   0.12)

From net realized gain on investments                        (   0.43)              0
                                                          ------------     ----------

Total distributions                                          (   0.92)       (   0.12)
                                                          ------------     ----------

Net asset value end of year                               $   20.45        $   16.02
                                                          ============     ==========

Total return                                                  34.12   %        0.00   %

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                1.03   %        1.00   %+

 Total expenses, excluding indirectly paid expenses            1.03   %       N/A

 Total expenses, excluding fee waivers & expense
  reimbursements                                              N/A             N/A

 Net investment income                                         2.65   %        3.07   %+

Portfolio turnover rate                                             9%              2%

Average commission rate paid per share                    $    0.0657    $     0.0670

Net assets end of year (millions)                         $     1,117    $        802




                                                                   Year Ended December 31,
                                                               1996           1995          1994
 CLASS Y SHARES
Net asset value beginning of year                         $   15.13       $   12.27     $    13.12
                                                          ============    =========     ==========

Income (loss) from investment operations
Net investment income                                         0.54             0.51           0.42

Net realized and unrealized gain (loss) on investments        1.16             3.07       (   0.57)
                                                          ------------    ---------     ----------

Total from investment operations                              1.70             3.58       (   0.15)
                                                          ------------    ---------     ----------

Less distributions
From net investment income                                   (   0.54)      (   0.49)     (   0.42)

From net realized gain on investments                        (   0.15)      (   0.23)     (   0.28)
                                                          ------------    ----------    ----------

Total distributions                                          (   0.69)      (   0.72)     (   0.70)
                                                          ------------    ----------    ----------

Net asset value end of year                               $   16.14       $   15.13     $    12.27
                                                          ============    ==========    ==========

Total return                                                  11.50   %        29.70%     (   1.10%)

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                0.99   %         1.07%         1.14%

 Total expenses, excluding indirectly paid expenses           N/A             N/A          N/A

 Total expenses, excluding fee waivers & expense
  reimbursements                                              N/A             N/A          N/A

 Net investment income                                         3.64   %         3.89%         3.51%

Portfolio turnover rate                                            10%            28%           33%

Average commission rate paid per share                    $    0.0649         N/A          N/A

Net assets end of year (millions)                         $       809     $      623    $      332


                                                                            Year Ended December 31,
                                                              1993          1992         1991             1990*
 CLASS Y SHARES
Net asset value beginning of year                         $   11.98     $   10.75     $   8.95       $     10.00
                                                          =========     =========     ========       ===========

Income (loss) from investment operations
Net investment income                                          0.31          0.27         0.33              1.23 (a)

Net realized and unrealized gain (loss) on investments         1.55          1.83         2.77          (   0.59)
                                                          ---------     ---------     --------       -----------

Total from investment operations                               1.86          2.10         3.10              0.64
                                                          ---------     ---------     --------       -----------

Less distributions
From net investment income                                  (   0.31)     (   0.24)     (  0.33)        (   1.17)

From net realized gain on investments                       (   0.41)     (   0.63)     (  0.97)        (   0.52)
                                                          ----------    ----------    ---------      -----------

Total distributions                                         (   0.72)     (   0.87)     (  1.30)        (   1.69)
                                                          ----------    ----------    ---------      -----------

Net asset value end of year                               $   13.12     $   11.98     $  10.75       $      8.95
                                                          ==========    ==========    =========      ===========

Total return                                                   15.70%        20.00%       36.40%            6.60%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                 1.20%         1.40%        1.20%            0.00%+

 Total expenses, excluding fee waivers & expense
  reimbursements                                              N/A             1.43%        2.58%            3.64%+

 Net investment income                                          2.81%         2.93%        2.86%           15.07%(a)+

Portfolio turnover rate                                           60%          127%         178%             131%

Net assets end of year (millions)                         $      240    $       64    $      11      $         2

+   Annualized.
* For the period from January 2, 1990 (commencement of class operations) to December 31, 1990.
** The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
(a) Includes receipt of a special dividend representing $0.62 per share net investment income and 7.59% of average net assets.
# Net investment income is based on average shares outstanding during the period.






                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Tax Strategic Foundation Fund




                             Financial Highlights

                 (For a share outstanding throughout each year)


                                                            Year Ended March 31,           Year Ended December 31,
                                                      -------------------------------- --------------------------------
                                                            1998           1997**            1996            1995*
 CLASS A SHARES
Net asset value beginning of year                      $   13.57        $   13.50       $   12.20        $    10.44
                                                       ============     ===========     ============     ==========

Income from investment operations
Net investment income                                      0.31             0.07            0.27               0.29

Net realized and unrealized gain on investments            2.96           0.06   #         1.59               2.24
                                                       ------------   -------------     ------------     ----------

Total from investment operations                           3.27             0.13            1.86               2.53
                                                       ------------   -------------     ------------     ----------

Less distributions
From net investment income                                (   0.30)       (   0.06)        (   0.28)       (   0.31)

From net realized gain on investments                     (   0.18)              0         (   0.28)       (   0.46)
                                                       ------------   -------------     ------------     ----------

Total distributions                                       (   0.48)       (   0.06)        (   0.56)       (   0.77)
                                                       ------------   -------------     ------------     ----------

Net asset value end of year                            $   16.36      $    13.57        $   13.50        $    12.20
                                                       ============   =============     ============     ==========

Total return +                                             24.40   %        1.00   %        15.40   %         24.80%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                             1.42   %        1.38   %++       1.52   %          1.75%++

 Total expenses, excluding indirectly paid expenses         1.42   %       N/A              N/A             N/A

 Total expenses, excluding fee waivers & expense
  reimbursements                                           N/A             N/A               1.76   %          5.02%++

 Net investment income                                      2.21   %        2.30   %++       2.39   %          2.79%++

Portfolio turnover rate                                         50%             29%              88%            110%

Average commission rate paid per share                 $    0.0659    $     0.0656      $    0.0648         N/A

Net assets end of year (thousands)                     $    69,879    $     15,039      $    11,166      $    2,702


                                                            Year Ended March 31,           Year Ended December 31,
                                                      -------------------------------- --------------------------------
                                                            1998           1997**            1996            1995*
 CLASS B SHARES
Net asset value beginning of year                      $   13.56        $   13.49       $   12.19        $    10.31
                                                       ============     ===========     ============     ==========

Income from investment operations
Net investment income                                      0.21             0.05            0.19               0.22

Net realized and unrealized gain on investments            2.94           0.06   #         1.59               2.37
                                                       ------------   -------------     ------------     ----------

Total from investment operations                           3.15             0.11            1.78               2.59
                                                       ------------   -------------     ------------     ----------

Less distributions
From net investment income                                (   0.20)       (   0.04)        (   0.20)       (   0.25)

From net realized gain on investments                     (   0.18)              0         (   0.28)       (   0.46)
                                                       ------------   -------------     ------------     ----------

Total distributions                                       (   0.38)       (   0.04)        (   0.48)       (   0.71)
                                                       ------------   -------------     ------------     ----------

Net asset value end of year                            $   16.33      $    13.56        $   13.49        $    12.19
                                                       ============   =============     ============     ==========

Total return +                                             23.44   %        0.08   %        14.70   %         25.60%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                             2.18   %        2.14   %++       2.27   %          2.50%++

 Total expenses, excluding indirectly paid expenses         2.18   %       N/A              N/A             N/A

 Total expenses, excluding fee waivers & expense
  reimbursements                                           N/A             N/A               2.51   %          3.65%++

 Net investment income                                      1.46   %        1.55   %++       1.64   %          2.03%++

Portfolio turnover rate                                         50%             29%               2%            110%

Average commission rate paid per share                 $    0.0659    $     0.0656      $    0.0648         N/A

Net assets end of year (thousands)                     $   185,042    $     38,838      $    28,007      $    6,559

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 17, 1995 and January 6, 1995 (commencement of class A and class B operations, respectively) to December 31, 1995.
** The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
# The net investment income is not in accord with the net realized and unrealized gain (loss) for the period due to the timing of the sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.






                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Tax Strategic Foundation Fund




                             Financial Highlights

                 (For a share outstanding throughout each year)


                                                        Year Ended March 31,           Year Ended December 31,
                                                  -------------------------------- --------------------------------
                                                        1998           1997**             1996            1995*
 CLASS C SHARES
Net asset value beginning of year                  $   13.53        $   13.47        $   12.19        $    10.69
                                                   ============     ===========      ============     ==========

Income from investment operations
Net investment income                                  0.21             0.06             0.18               0.22

Net realized and unrealized gain on investments        2.94           0.05   #          1.58               1.99
                                                   ------------   -------------      ------------     ----------

Total from investment operations                       3.15             0.11             1.76               2.21
                                                   ------------   -------------      ------------     ----------

Less distributions
From net investment income                            (   0.20)       (   0.05)         (   0.20)       (   0.25)

From net realized gain on investments                 (   0.18)              0          (   0.28)       (   0.46)
                                                   ------------   -------------      ------------     ----------

Total distributions                                   (   0.38)       (   0.05)         (   0.48)       (   0.71)
                                                   ------------   -------------      ------------     ----------

Net asset value end of year                        $   16.30      $    13.53         $   13.47        $    12.19
                                                   ============   =============      ============     ==========

Total return +                                         23.49   %        0.08   %         14.50   %         21.20%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                         2.18   %        2.13   %++        2.25   %          2.50%++

 Total expenses, excluding indirectly paid
  expenses                                              2.18   %       N/A               N/A             N/A

 Total expenses, excluding fee waivers &
  expense reimbursements                               N/A             N/A                2.48   %         18.91%++

 Net investment income                                  1.46   %        1.55   %++        1.64   %          2.07%++

Portfolio turnover rate                                     50%             29%               88%            110%

Average commission rate paid per share             $    0.0659    $     0.0656       $    0.0648         N/A

Net assets end of year (thousands)                 $    27,699    $      5,086       $     4,108      $      496



                                                        Year Ended March 31,
                                                  --------------------------------
                                                        1998           1997**
 CLASS  Y  SHARES
Net asset value beginning of year                  $   13.61        $   13.54
                                                   ============     ===========

Income from investment operations
Net investment income                                  0.37             0.09

Net realized and unrealized gain on investments        2.95           0.05   #
                                                   ------------   -------------

Total from investment operations                       3.32             0.14
                                                   ------------   -------------

Less distributions
From net investment income                            (   0.36)       (   0.07)

From net realized gain on investments                 (   0.18)              0
                                                   ------------   -------------

Total distributions                                   (   0.54)       (   0.07)
                                                   ------------   -------------

Net asset value end of year                        $   16.39      $    13.61
                                                   ============   =============

Total return                                           24.73   %        1.00   %

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                         1.15   %        1.13   %++

 Total expenses, excluding indirectly paid
  expenses                                              1.15   %       N/A

 Total expenses, excluding fee waivers &
  expense reimbursements                               N/A             N/A

 Net investment income                                  2.48   %        2.54   %++

Portfolio turnover rate                                     50%             29%

Average commission rate paid per share             $    0.0659    $     0.0656

Net assets end of year (thousands)                 $    19,881    $     15,311




                                                                    Year Ended December 31,
                                                  ------------------------------------------------------------
                                                        1996           1995          1994           1993*
 CLASS  Y  SHARES
Net asset value beginning of year                  $   12.22       $   10.27     $   10.31      $     10.00
                                                   ============    =========     =========      ===========

Income from investment operations
Net investment income                                  0.34             0.35          0.27             0.05

Net realized and unrealized gain on investments        1.56             2.39          0.08             0.31
                                                   ------------    ---------     ---------      -----------

Total from investment operations                       1.90             2.74          0.35             0.36
                                                   ------------    ---------     ---------      -----------

Less distributions
From net investment income                            (   0.30)      (   0.33)     (   0.27)       (   0.05)

From net realized gain on investments                 (   0.28)      (   0.46)     (   0.12)              0
                                                   ------------    ----------    ----------     -----------

Total distributions                                   (   0.58)      (   0.79)     (   0.39)       (   0.05)
                                                   ------------    ----------    ----------     -----------

Net asset value end of year                        $   13.54       $   12.22     $   10.27      $     10.31
                                                   ============    ==========    ==========     ===========

Total return                                           15.80   %        27.30%         3.40%           3.50%

Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                         1.30   %         1.50%         1.49%           0.00%++

 Total expenses, excluding indirectly paid
  expenses                                             N/A             N/A           N/A           N/A

 Total expenses, excluding fee waivers &
  expense reimbursements                                1.56   %         2.23%         2.41%           3.10%++

 Net investment income                                  2.63   %         3.06%         2.87%           3.65%++

Portfolio turnover rate                                     88%           110%          245%             60%

Average commission rate paid per share             $    0.0649         N/A           N/A           N/A

Net assets end of year (thousands)                 $    15,002     $   13,485    $   10,575     $     5,424


+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from March 3, 1995 (commencement of class C operations) to December 31, 1995 and November 2, 1993 (commencement of class Y operations) to December 31, 1993.
** The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
# The net investment income is not in accord with the net realized and unrealized gain (loss) for the period due to the timing of the sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.





                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            American Retirement Fund




                            Schedule of Investments

                                 March 31, 1998




      Shares                                                  Value
COMMON STOCKS - 44.0%
                     Automotive Equipment &
                      Manufacturing - 0.7%
       30,000        Dana Corp. ...................     $1,745,625
                                                        ----------
                              Banks - 5.5%
       40,000        Australia & New Zealand Banking
                     Group Ltd. ...................      1,357,500
       32,312        Banc One Corp. ...............      2,043,734
       20,000        BancorpSouth, Inc. ...........        878,750
       20,000        Bank of New York Co., Inc. ...      1,256,250
       16,000        Cape Cod Bank & Trust Co. ....        704,000
       13,000        Comerica, Inc. ...............      1,375,562
       25,050        Crestar Financial Corp. ......      1,481,081
        8,000        First Union Corp. ** .........        454,000
       15,000        Fleet Financial Group, Inc. ..      1,275,938
       53,000        Hibernia Corp. Cl. A .........      1,089,813
       24,000        Susquehanna Bancshares, Inc. .        891,000
                                                        ----------
                                                        12,807,628
                                                        ----------
                     Building, Construction &
                        Furnishings - 0.9%
       30,000        Fletcher Challenge Building ADR       596,250
       13,584        Medusa Corp. .................        830,322
       10,577        Southdown, Inc. ..............        737,085
                                                        ----------
                                                         2,163,657
                                                        ----------
                     Business Equipment &
                           Services - 1.0%
       15,000        Dun & Bradstreet Corp. .......        512,813
       36,000        Pitney Bowes, Inc. ...........      1,806,750
                                                        ----------
                                                         2,319,563
                                                        ----------
                     Chemical & Agricultural
                           Products - 1.4%
        8,000        Eastman Chemical Co. .........        539,500
       11,000        Grace (W.R.) & Co. ...........        920,562
       17,000        Imperial Chemical Industries
                     Plc, ADR .....................      1,221,875
       15,600        Stepan Co. ...................        473,850
                                                        ----------
                                                         3,155,787
                                                        ----------
                     Consumer Products &
                           Services - 1.2%
       11,000        International Flavors &
                     Fragrances, Inc. .............        518,375
       30,000        Jostens, Inc. ................        720,000
      110,000        Stride Rite Corp. ............      1,491,875
                                                        ----------
                                                         2,730,250
                                                        ----------
                     Diversified Companies - 1.4%
       10,000        Harris Corp. .................        521,250
       19,000        Tenneco, Inc. ................        811,062
       80,000        Tomkins Plc, ADR .............      1,930,000
                                                        ----------
                                                         3,262,312
                                                        ----------
                     Electrical Equipment &
                           Services - 2.4%
       15,000        AMP, Inc. ....................        657,187
       12,000        Emerson Electric Co. .........        782,250


      Shares                                                  Value
COMMON STOCKS - continued
                     Electrical Equipment &
                     Services - continued
       36,656        Hubbell, Inc. Cl. B ..........     $1,846,546
       36,000        Thomas & Betts Corp. .........      2,304,000
                                                        ----------
                                                         5,589,983
                                                        ----------
                     Finance & Insurance - 3.0%
       36,363        Equitable Companies, Inc. ....      2,052,237
       10,000        Hartford Financial Services
                     Group, Inc. ..................      1,085,000
       20,000        LaSalle Re Holdings Ltd. .....        838,750
       15,000        Ohio Casualty Corp. ..........        720,000
        6,000        Transamerica Corp. ...........        699,000
       46,184        Trenwick Group, Inc. .........      1,731,900
                                                        ----------
                                                         7,126,887
                                                        ----------
                     Food & Beverage Products - 1.9%
       70,900        Flowers Industries, Inc. .....      1,661,719
       18,000        H.J. Heinz Co. ...............      1,050,750
       50,000        Lance, Inc. ..................      1,137,500
       28,000        Tasty Baking Corp. ...........        623,000
                                                        ----------
                                                         4,472,969
                                                        ----------
                     Healthcare Products &
                           Services - 2.5%
       20,000        Baxter International, Inc. ...      1,102,500
       14,000        Bristol-Myers Squibb Co. .....      1,460,375
       30,100        Shared Medical System Corp. ..      2,359,087
       30,000        West Co., Inc. ...............        903,750
                                                        ----------
                                                         5,825,712
                                                        ----------
                     Industrial Specialty Products &
                           Services - 2.2%
       10,000        Bemis Co., Inc. ..............        451,250
       45,000        Carpenter Technology Corp. ...      2,430,000
       48,776        Flowserve Corp. ..............      1,591,317
       42,000        Lindberg Corp. ...............        740,250
                                                        ----------
                                                         5,212,817
                                                        ----------
                     Machinery - Diversified - 0.8%
       55,100        Hardinge Brothers, Inc. ......      1,880,288
                                                        ----------
                     Oil / Energy - 3.7%
        8,000        Amoco Corp. ..................        691,000
        8,000        Atlantic Richfield Co. .......        629,000
       60,000        Berry Petroleum Co. Cl. A ....        907,500
       15,000        Consolidated Natural Gas Co. .        865,312
       15,400        Exxon Corp. ..................      1,041,425
        3,000        Kerr-McGee Corp. .............        208,688
       10,000        Mobil Corp. ..................        766,250
       17,200        Penn Virginia Corp. ..........        500,950
      21,550 *       Seitel, Inc. .................        325,944
       12,000        Texaco, Inc. .................        723,000
       60,000        Williams Companies, Inc. .....      1,920,000
                                                        ----------
                                                         8,579,069
                                                        ----------
                     Oil Field Services - 0.6%
       40,000        Lufkin Industries, Inc. ......      1,300,000
                                                        ----------

                                   EVERGREEN
                            American Retirement Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




      Shares                                                     Value
COMMON STOCKS - continued
                    Publishing, Broadcasting &
                      Entertainment - 2.0%
        27,270      CBS Corp. ........................     $   925,475
       31,250 *     Chancellor Media Corp. ...........       1,433,594
         8,000      McGraw-Hill Companies, Inc. ......         608,500
        50,000      Reader's Digest Association, Inc.        1,365,625
         5,800      Time Warner, Inc. ................         417,600
                                                           -----------
                                                             4,750,794
                                                           -----------
                    Real Estate - 0.3%
        10,000      Post Property, Inc. REIT .........         399,375
        15,000      Prentiss Properties Trust REIT ...         391,875
                                                           -----------
                                                               791,250
                                                           -----------
                    Retailing & Wholesale - 2.1%
        23,000      J. C. Penney Co., Inc. ...........       1,740,812
         8,000      Mercantile Stores Co., Inc. ......         537,500
       70,260 *     Proffitts, Inc. ..................       2,546,925
                                                           -----------
                                                             4,825,237
                                                           -----------
                    Textile & Apparel - 0.1%
        10,000      Oxford Industries, Inc. ..........         313,750
                                                           -----------
                    Thrift Institutions - 1.8%
        45,000      First Palm Beach Bancorp, Inc. ...       1,811,250
        18,100      Horizon Financial Corp. ..........         339,375
        50,400      Maryland Federal Bancorp, Inc. ...       1,971,900
                                                           -----------
                                                             4,122,525
                                                           -----------
                     Transportation - 0.6%
        27,000      Union Pacific Corp. ..............       1,517,063
                                                           -----------
                    Utilities - Electric - 4.9%
        18,200      Commonwealth Energy System .......         725,725
        20,000      Eastern Utilities Associates .....         545,000
        30,000      Enova Corp. ......................         838,125
        80,000      Houston Industries, Inc. .........       2,300,000
        23,000      IES Industries, Inc. .............         855,313
        50,000      Long Island Lighting Co. .........       1,575,000
        37,000      PP&L Resources, Inc. .............         874,125
        22,000      Southern Co. .....................         609,125
        55,000      TNP Enterprises, Inc. ............       1,818,437
        40,000      Wisconsin Energy Corp. ...........       1,227,500
                                                           -----------
                                                            11,368,350
                                                           -----------
                    Utilities - Gas - 1.7%
        40,500      Chesapeake Utilities Corp. .......         744,188
         9,250      Northwest Natural Gas Co. ........         260,156
        22,000      South Jersey Industries, Inc. ....         653,125
        40,000      Southwest Gas Corp. ..............         835,000
        60,400      Yankee Energy System, Inc. .......       1,483,575
                                                           -----------
                                                             3,976,044
                                                           -----------


      Shares                                                     Value
COMMON STOCKS - continued
                    Utilities - Telephone - 1.3%
        5,500 *     AirTouch Communications, Inc. ....     $   269,156
        35,000      Frontier Corp. ...................       1,139,688
       30,000 *     U.S. West Communications Group, Inc.     1,642,500
                                                           -----------
                                                             3,051,344
                                                           -----------
                    Total Common Stocks
                    (cost $67,813,752)................     102,888,904
                                                           -----------
CONVERTIBLE PREFERRED - 16.7%
                              Banks - 1.5%
        50,000      National Australia Bank, Ltd.
                    7.875%, Series Unit ..............       1,450,000
        58,000      WBK Trust
                    10.0%, STRYPES (exchangeable for
                    Westpac Banking Corp. Common
                    Stock) ...........................       1,975,625
                                                           -----------
                                                             3,425,625
                                                           -----------
                    Business Equipment &
                           Services - 0.2%
         6,000      Microsoft Corp.
                    $2.196, Series A, PERCS ..........         555,000
                                                           -----------
                    Communication Systems &
                           Services - 0.5%
        30,000      AirTouch Communications, Inc.
                    6.00%, Series B ..................       1,237,500
                                                           -----------
                    Diversified Companies - 1.6%
        26,800      Corning, Inc.
                    6.00%, MIPS ......................       1,835,800
        80,000      Ingersoll Rand Co.
                    6.75%, PRIDES ....................       2,015,000
                                                           -----------
                                                             3,850,800
                                                           -----------
                    Electrical Equipment &
                           Services - 1.1%
        50,000      Pioneer Standard Financial Trust
                    6.75%, 144A ......................       2,537,500
                                                           -----------
                    Finance & Insurance - 2.5%
        20,000      American General Corp.
                    $3.00, Series A, MIPS ............       1,620,000
        13,000      American Heritage Life
                    Investment Corp.
                    8.50%, PRIDES ....................         796,250
        20,000      Frontier Financing Trust
                    6.25%, TOPRS, 144A ...............       1,312,600
        11,000      Frontier Financing Trust
                    6.25%, TOPRS .....................         721,930
         4,000      Life Re Corp.
                    6.00% ............................         288,000
        15,000      Merrill Lynch & Co., Inc.
                    7.25%, STRYPES
                    (exchangeable for SunAmerica,
                    Inc. Common Stock) ...............       1,087,500
                                                           -----------
                                                             5,826,280
                                                           -----------

                                   EVERGREEN
                            American Retirement Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




      Shares                                                    Value
CONVERTIBLE PREFERRED - continued
                     Food & Beverage Products - 1.3%
       25,000        Ralston Purina Co.
                     7.00%, SAILS (exchangeable for
                     Interstate Bakeries Common Stock)    $1,578,125
       30,000        Wendys Financing I
                     5.00%, Series A, TECONS ........      1,576,875
                                                          ----------
                                                           3,155,000
                                                          ----------
                     Metal Products & Services - 1.4%
       20,000        Timet Capital Trust I
                     6.625%, BUCS, 144A .............        955,000
       20,000        Timet Capital Trust I
                     6.625% .........................        955,000
       80,000        Worthington Industries, Inc.
                     7.25%, DECS (exchangeable for
                     Rouge Steel Co. Common Stock) ..      1,290,400
                                                          ----------
                                                           3,200,400
                                                          ----------
                     Oil / Energy - 0.4%
       20,000        Callon Petroleum Co.
                     8.50%, Series A ................        767,500
        5,000        Nuevo Energy Co.
                     5.75%, Series A, TECONS ........        245,625
                                                          ----------
                                                           1,013,125
                                                          ----------
                     Oil Field Services - 1.0%
       40,000        EVI, Inc.
                     5.00%, 144A ....................      1,815,200
       10,000        Hvide Capital Trust
                     6.50%, 144A ....................        472,500
                                                          ----------
                                                           2,287,700
                                                          ----------
                     Paper & Packaging - 0.6%
       30,000        Crown Cork & Seal Co., Inc.
                     4.50%, MIPS ....................      1,500,000
                                                          ----------
                     Publishing, Broadcasting &
                       Entertainment - 2.1%
       15,000        AMC Entertainment, Inc.
                     $1.75 ..........................        615,000
       10,000        American Radio Systems Corp.
                     7.00%, 144A ....................        781,300
       10,300        Granite Broadcasting Corp.
                     $1.938 .........................        585,813
       22,000        Houston Industries, Inc.
                     7.00%, ACES (exchangeable for
                     Time Warner, Inc. Common Stock)       1,425,875
       20,000        Merrill Lynch & Co., Inc.
                     6.00%, STRYPES due 6/1/99
                     (exchangeable for Cox
                     Communications, Inc. Common
                     Stock) .........................        705,000
       10,000        TCI Communications, Inc.
                     $2.125, Series A ...............        720,000
                                                          ----------
                                                           4,832,988
                                                          ----------
                      Transportation - 1.0%
       20,000        CNF Trust I
                     5.00%, Series A, TECONS ........      1,160,000
       20,000        Union Pacific Capital Trust
                     6.25%, TIDES, 144A .............      1,065,000
                                                          ----------
                                                           2,225,000
                                                          ----------
                     Utilities - Electric - 0.9%
       45,000        BNDES Participacoes SA
                     DECS ...........................      2,002,500
                                                          ----------


      Shares                                                    Value
CONVERTIBLE PREFERRED - continued
                     Utilities - Gas - 0.6%
       40,000        MCN Corp.
                     8.75%, PRIDES ..................     $1,305,000
                                                          ----------
                     Total Convertible Preferred
                     (cost $35,096,931)..............     38,954,418
                                                          ----------


   Principal
    Amount                                   Value
CONVERTIBLE DEBENTURES - 10.5%
                         Banks - 0.5%
$  800,000      First State Bancorp
                7.50%, 4/30/17 .....        1,222,000
                                         ------------
                Building, Construction
                & Furnishings - 0.7%
 1,500,000      Eagle Hardware &
                Garden, Inc.
                6.25%, 3/15/01 .....     1,734,375
                                         ------------
                Business Equipment
                & Services - 1.2%
 1,000,000      HMT Technology Corp.
                5.75%, 1/15/04, 144A .     870,000
   250,000      Personnel Group of
                America, Inc.
                5.75%, 7/1/04, 144A        358,125
   250,000      Platinum Technology,
                Inc.
                6.75%, 11/15/01 ....       506,875
 1,000,000      Quantum Corp.
                7.00%, 8/1/04 ......       985,000
                                         ------------
                                         2,720,000
                                         ------------
                Consumer Products &
                      Services - 0.7%
 2,000,000      Action Performance
                Companies, Inc.
                4.75%, 4/1/05, 144A      1,720,000
                                         ------------
                Industrial Specialty
                Products &
                      Services - 0.4%
   600,000      Robbins & Myers, Inc.
                6.50%, 9/1/03 ......       890,280
                                         ------------
                Leisure &
                Tourism - 1.7%
 2,500,000      Family Golf Centers,
                Inc.
                5.75%, 10/15/04, 144A    3,147,000
 1,000,000      Marriot International,
                Inc.
                Zero Coupon, 3/25/11 .     720,000
                                         ------------
                                         3,867,000
                                         ------------
                Oil Field
                Services - 3.6%
 1,000,000      Diamond Offshore
                Drilling, Inc.
                3.75%, 2/15/07 .....     1,267,500
                Key Energy Group, Inc.
 1,000,000       5.00%, 9/15/04, 144A      800,000
   500,000       7.00%, 7/1/03, 144A .     840,000
 2,000,000      Nabors Industries,
                Inc.
                5.00%, 5/15/06 .....     2,855,000
                Offshore Logistics,
                Inc.
 1,000,000       6.00%, 12/15/06, 144A   1,102,500

   500,000       6.00%, 12/15/03 ...       551,250
 1,000,000      Parker Drilling Co.
                5.50%, 8/1/04 ......     1,005,000
                                         ------------
                                         8,421,250
                                         ------------
                Publishing,
                Broadcasting &
                 Entertainment - 0.3%
 1,000,000      Jacor Communications,
                Inc.
                Zero Coupon, 6/12/11 .     800,000
                                         ------------

                                   EVERGREEN
                            American Retirement Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




      Principal
       Amount                                                             Value
CONVERTIBLE DEBENTURES - continued
                      Retailing & Wholesale - 1.4%
                      Central Garden & Pet Co.
$  500,000             6.00%, 11/15/03, 144A ..................      $    757,500
 1,600,000             6.00%, 11/15/03 ........................         2,424,000
                                                                     ------------
                                                                        3,181,500
                                                                     ------------
                      Total Convertible Debentures
                      (cost $21,539,090).......................        24,556,405
                                                                     ------------
CORPORATE BONDS - 1.7%
                        Banks - 0.4%
 1,000,000            NationsBank Corp.
                      6.50%, 8/15/03 ..........................         1,015,586
                                                                     ------------
                      Finance & Insurance - 0.9%
 1,000,000            American General Finance Corp.
                      7.125%, 12/1/99 .........................         1,017,788
 1,000,000            Ford Motor Credit Co.
                      5.625%, 12/15/98 ........................           998,267
                                                                     ------------
                                                                        2,016,055
                                                                     ------------
                      Telecommunication Services
                      & Equipment - 0.4%
 1,000,000            GTE Southwest, Inc., Series A
                      5.82%, 12/1/99 ..........................           998,240
                                                                     ------------
                      Total Corporate Bonds
                      (cost $4,004,940)........................         4,029,881
                                                                     ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 25.1%
                      Government Agency Notes &
                       Bonds - 24.4%
 1,000,000            Federal Farm Credit Bank
                      6.70%, 8/6/04 ...........................         1,004,659
                      Federal Home Loan Bank
 2,000,000             5.65%, 12/29/00 ........................         1,993,488
 1,000,000             6.195%, 2/5/03 .........................           991,288
 2,000,000             6.532%, 12/28/07 .......................         1,994,663
 2,000,000             6.565%, 8/6/02 .........................         2,011,384
 2,000,000             6.585%, 10/15/02 .......................         2,005,172
 2,000,000             6.70%, 4/9/03 ..........................         2,001,916
 3,000,000             6.715%, 4/9/03 .........................         3,003,405
 2,000,000             7.00%, 8/13/04 .........................         2,004,442
 2,000,000             7.00%, 7/14/05 .........................         2,039,438
 2,000,000             7.04%, 10/14/05 ........................         2,002,108
 2,000,000             7.26%, 4/3/02 ..........................         2,002,440
                      Federal Home Loan Mortgage Corp.
 2,000,000             6.54%, 12/10/07 ........................         2,020,458
 2,000,000             6.542%, 3/19/01 ........................         1,996,985
 1,000,000             6.91%, 6/20/05 .........................         1,016,684
 2,000,000             7.585%, 9/19/06 ........................         2,084,004
 2,000,000             7.865%, 8/8/11 .........................         2,111,684


      Principal
       Amount                                                             Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS - continued
                      Government Agency Notes &
                      Bonds - continued
                      Federal National Mortgage
                      Association
$5,000,000             5.65%, 2/22/28 .........................      $  4,548,182
 2,000,000             6.24%, 1/14/08 .........................         1,988,064
 1,000,000             6.25%, 8/12/03 .........................           990,746
 3,000,000             6.32%, 3/3/08 ..........................         2,987,389
 1,000,000             6.41%, 3/8/06 ..........................         1,030,472
 1,000,000             6.45%, 1/28/05 .........................           994,423
 2,000,000             6.46%, 1/1/08 ..........................         2,006,648
 2,000,000             6.52%, 3/5/08 ..........................         1,989,903
 2,000,000             6.54%, 4/1/05 ..........................         1,995,442
 2,000,000             6.68%, 12/28/01 ........................         2,001,068
 3,000,000             7.28%, 5/23/07 .........................         3,113,403
 1,000,000            Student Loan Marketing
                      Association
                      5.90%, 2/20/01 ..........................           994,282
                                                                     ------------
                                                                       56,924,240
                                                                     ------------
                      Treasury Notes & Bonds - 0.7%
 1,500,000            U.S. Treasury Bonds
                       7.125%, 2/15/23 ........................         1,711,876
                                                                     ------------
                      Total U.S. Government & Agency
                      Obligations
                      (cost $58,127,135).......................        58,636,116
                                                                     ------------
SHORT-TERM INVESTMENTS - 2.5%
                      Commercial Paper - 2.2%
   385,000            Dominion Semiconductor
                      5.55%, 4/17/98 ..........................           384,050
   530,000            Eiger Capital Corp.
                      5.53%, 4/6/98 ...........................           529,593
   170,000            Gold Crown Managers Acceptance Corp.
                      5.55%, 4/8/98 ...........................           169,816
   815,000            Lucent Technologies, Inc.
                      5.50%, 4/20/98 ..........................           812,634
   250,000            Park Avenue Recreation Corp.
                      5.57%, 4/27/98 ..........................           248,994
   765,000            Three Rivers Funding Corp.
                      5.57%, 4/24/98 ..........................           762,278
   540,000            Tiger Managers Acceptance Corp.
                      5.58%, 4/21/98 ..........................           538,326
 1,630,000            Twin Towers, Inc.
                      5.56%, 4/27/98 ..........................         1,623,455
                                                                     ------------
                                                                        5,069,146
                                                                     ------------
                      Government Agency Notes &
                        Bonds - 0.3%
   700,000            Federal Agricultural Mortgage Corp.
                      7.03%, 5/26/98 ..........................           701,213
   150,000            Federal Home Loan Mortgage Corp.
                      5.45%, 4/9/98 ...........................           149,818
                                                                     ------------
                                                                          851,031
                                                                     ------------
                      Total Short-Term Investments
                      (cost $5,918,965)........................         5,920,177
                                                                     ------------
                      Total Investments -
                      (cost $192,500,813)..........   100.5%          234,985,901
                      Other Assets and
                      Liabilities - net ...........   ( 0.5)           (1,166,559)
                                                      -----          ------------
                      Net Assets ..................   100.0%         $233,819,342
                                                      =====          ============

                                   EVERGREEN
                            American Retirement Fund




                      Schedule of Investments (continued)

                                 March 31, 1998

*      Non-income producing securities.
** At March 31, 1998, the Fund owned 8,000 shares of common stock of First Union Corp. at a cost of $106,108. During the year ended March 31, 1998, the Fund earned $10,400 in dividend income from this investment. These shares were purchased by the Fund prior to the acquisition of the investment advisor and Lieber & Company by First Union.
144A Securities that may be resold to "qualified institutional buyers" under rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Board of Trustees.



Summary of Portfolio Abbreviations:
ACES     Automatically Convertible Equity Securities.
ADR      American Depository Receipts.
BUCS     Beneficial Unsecured Convertible Securities.
DECS     Dividend Enhanced Convertible Stock.
MIPS     Monthly Income Preferred Shares.
PERCS    Preferred Equity Redemption Cumulative Stock.
PRIDES   Preferred Redeemable Increased Dividend Equity Securities.
REIT     Real Estate Investment Trust.
SA       Sociedad Anonyme (Spanish Corporation)
SAILS    Stock Appreciation Income Linked Securities.
STRYPES  Structured Yield Product Exchangeable for Stock.
TECONS   Term Convertible Shares.
TIDES    Term Income Deferrable Equitable Securities.
TOPRS    Trust Origanated Preferred Securities.





                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Balanced Fund




                            Schedule of Investments

                                 March 31, 1998




       Shares                                        Value
COMMON STOCKS - 56.3%
                     Advertising & Related
                           Services - 0.3%
       93,600        Gannett Co., Inc. ...     $ 6,727,500
                                               -----------
                     Aerospace &
                     Defense - 0.4%
       50,000        Rockwell International      2,868,750
                     Corp.
       62,200        United Technologies
                     Corp. ...............       5,741,838
                                               -----------
                                                 8,610,588
                                               -----------
                     Automotive Equipment &
                      Manufacturing - 1.5%
      283,700        Ford Motor Co. ......      18,387,306
      150,000        General Motors Corp.       10,115,625
                                               -----------
                                                28,502,931
                                               -----------
                              Banks - 4.7%
      250,020        BankAmerica Corp. ...      20,657,903
      279,700        BankBoston Corp. ....      30,836,925
      100,000        Chase Manhattan Corp. .    13,487,500
      275,700        Fleet Financial Group,
                     Inc. .................     23,451,731
                                               -----------
                                                88,434,059
                                               -----------
                     Business Equipment &
                           Services - 0.8%
      150,000        Xerox Corp. .........      15,965,625
                                               -----------
                     Capital Goods - 0.4%
       60,000        Deere & Co. .........       3,716,250
       75,750        Ingersoll Rand Co. ..       3,631,266
                                               -----------
                                                 7,347,516
                                               -----------
                     Chemical & Agricultural
                           Products - 3.7%
      133,200        Dow Chemical Co. ....      12,953,700
      250,000        Du Pont (E. I.) De         17,000,000
                     Nemours & Co.
      400,000        Monsanto Co. ........      20,800,000
      300,000        Morton International,       9,843,750
                     Inc.
      136,000        PPG Industries, Inc.        9,239,500
                                               -----------
                                                69,836,950
                                               -----------
                     Communication Systems &
                           Services - 0.1%
      27,900 *       Cisco Systems, Inc. .       1,908,534
                                               -----------
                     Consumer Products &
                           Services - 2.9%
     200,000 *       Cendant Corp. .......       7,925,000
       23,300        Colgate-Palmolive Co. .     2,018,363
      150,000        Gillette Co. ........      17,803,125
      220,000        Procter & Gamble Co.       18,562,500
      139,000        Whirlpool Corp. .....       9,530,187
                                               -----------
                                                55,839,175
                                               -----------
                     Diversified
                     Companies - 1.1%
      213,600        AlliedSignal, Inc. ..       8,971,200
       80,000        Minnesota Mining &          7,295,000
                     Manufacturing Co.
       81,400        Tyco International Ltd.     4,446,475
                                               -----------
                                                20,712,675
                                               -----------
                     Electrical Equipment &
                           Services - 4.5%
      108,000        Emerson Electric Co.        7,040,250
      861,800        General Electric Co.       74,276,387


       Shares                                        Value
COMMON STOCKS - continued
                     Electrical Equipment &
                     Services - continued
       49,600        Honeywell, Inc. .....     $ 4,101,300
                                               -----------
                                                85,417,937
                                               -----------
                     Finance &
                     Insurance - 4.5%
       83,492        Allstate Corp. ......       7,676,046
       60,000        CIGNA Corp. .........      12,300,000
      414,400        Federal Home Loan          19,658,100
                     Mortgage Corp.
      200,000        Federal National           12,650,000
                     Mortgage Association
       15,000        General Reinsurance         3,309,375
                     Corp.
       53,600        PMI Group, Inc. .....       4,328,200
       68,200        SAFECO Corp. ........       3,727,556
       40,000        St. Paul Companies,         3,565,000
                     Inc.
      150,000        Travelers Group, Inc. .     9,000,000
      200,000        Travelers Property
                     Casualty Corp.
                     Cl. A ...............       8,800,000
                                               -----------
                                                85,014,277
                                               -----------
                     Food & Beverage Products - 2.6%
       46,800        Bestfoods ...........       5,469,750
       29,100        Coca Cola Co. .......       2,253,431
       79,200        H.J. Heinz Co. ......       4,623,300
       88,000        Kellogg Co. .........       3,795,000
      569,800        Philip Morris              23,753,538
                     Companies, Inc.
      141,800        Sara Lee Corp. ......       8,738,425
                                               -----------
                                                48,633,444
                                               -----------
                     Healthcare Products &
                          Services - 11.1%
      300,000        American Home Products     28,612,500
                     Corp.
      194,900        Bristol-Myers Squibb       20,330,506
                     Co.
       58,200        HBO & Co. ...........       3,512,006
     101,200 *       HEALTHSOUTH Corp. ...       2,839,925
      647,200        Johnson & Johnson ...      47,447,850
      56,200 *       Lincare Holdings, Inc.      3,958,588
      213,000        Merck & Co., Inc. ...      27,343,875
      318,300        Pfizer, Inc. ........      31,730,531
      204,800        Schering-Plough Corp. .    16,729,600
      181,900        SmithKline Beecham Plc,
                     ADR .................      11,380,119
      37,200 *       Universal Health
                     Services, Inc.
                     Cl. B ...............       2,148,300
       84,000        Warner-Lambert Co. ..      14,306,250
                                               -----------
                                               210,340,050
                                               -----------
                     Information Services &
                         Technology - 1.4%
     200,000 *       EMC Corp. ...........       7,562,500
      100,000        Hewlett-Packard Co. .       6,337,500
      100,000        International Business     10,387,500
                     Machines Corp.
      23,200 *       Microsoft Corp. .....       2,075,675
                                               -----------
                                                26,363,175
                                               -----------
                     Oil / Energy - 6.2%
       96,600        Amoco Corp. .........       8,343,825
      289,000        Atlantic Richfield Co.     22,722,625
      263,600        Chevron Corp. .......      21,170,375
      127,000        Exxon Corp. .........       8,588,375
      332,900        Mobil Corp. .........      25,508,462
      280,400        Royal Dutch Petroleum      15,930,225
                     Co.
       58,200        Texaco, Inc. ........       3,506,550

                                   EVERGREEN
                                 Balanced Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




        Shares                                        Value
COMMON STOCKS - continued
                      Oil / Energy - continued
       294,400        Unocal Corp. ........     $  11,389,600
                                                -------------
                                                  117,160,037
                                                -------------
                      Oil Field
                      Services - 0.5%
        90,400        Halliburton Co. .....         4,536,950
        62,200        Schlumberger Ltd. ...         4,711,650
                                                -------------
                                                    9,248,600
                                                -------------
                      Paper &
                      Packaging - 1.5%
        30,800        Georgia-Pacific Corp. .       1,994,300
        57,000        International Paper Co.       2,668,313
       126,600        Kimberly-Clark Corp.          6,345,825
       300,000        Weyerhaeuser Co. ....        16,950,000
                                                -------------
                                                   27,958,438
                                                -------------
                      Real Estate - 2.5%
       119,500        Arden Realty Group,           3,405,750
                      Inc. REIT
       200,000        Boston Properties, Inc.       7,037,500
                      REIT
       703,150        Equity Office                21,533,969
                      Properties Trust REIT
        70,000        First Industrial Realty       2,520,000
                      Trust, Inc. REIT
       200,003        Patriot American              5,400,081
                      Hospitality, Inc. REIT
       100,000        Spieker Properties,           4,125,000
                      Inc. REIT
       100,000        TriNet Corporate Realty       3,831,250
                                                -------------
                      Trust, Inc. REIT
                                                   47,853,550
                                                -------------
                      Retailing &
                      Wholesale - 0.7%
        79,100        J. C. Penney Co., Inc.        5,986,881
        60,000        May Department Stores         3,810,000
                      Co.
        70,000        Sears, Roebuck & Co.          4,020,625
                                                -------------
                                                   13,817,506
                                                -------------
                       Transportation - 0.4%
       120,000        Norfolk Southern Corp.        4,485,000
        46,800        Union Pacific Corp. .         2,629,575
                                                -------------
                                                    7,114,575
                                                -------------
                      Utilities - Electric -
                      1.0%
        39,500        American Electric Power       1,984,875
                      Co., Inc.
        87,300        Cinergy Corp. .......         3,230,100
        74,000        Consolidated Edison           3,459,500
                      Inc.
        42,000        Duke Power Co. ......         2,501,625
        71,400        Florida Progress Corp.        2,976,487
        86,800        Houston Industries,           2,495,500
                      Inc.
        65,200        PacifiCorp ..........         1,605,550
        44,105        Texas Utilities Co. .         1,733,878
                                                -------------
                                                   19,987,515
                                                -------------
                      Utilities - Telephone -
                      3.5%
       248,000        Ameritech Corp. .....        12,260,500
       300,000        AT&T Corp. ..........        19,687,500
       157,651        Bell Atlantic Corp. .        16,159,227
        23,950        Century Telephone             1,463,944
                      Enterprises, Inc.
       162,000        GTE Corp. ...........         9,699,750
        41,800        SBC Communications,           1,823,525
                      Inc.
        75,480        Sprint Corp. ........         5,109,053
                                                -------------
                                                   66,203,499
                                                -------------
                      Total Common Stocks
                      (cost $480,276,161)..     1,068,998,156
                                                -------------


        Shares                                        Value
CONVERTIBLE PREFERRED - 2.7%
                      Consumer Products &
                             Services - 0.7%
       100,000        Cendant Corp.
                      6.86% ...............     $   4,425,000
       150,000        Newell Financial Trust I
                      5.25%, 144A .........         8,475,000
                                                -------------
                                                   12,900,000
                                                -------------
                      Finance &
                      Insurance - 1.4%
        64,200        Allstate Corp.
                      6.76%, DECS
                      (Exchangeable for PMI
                      Group, Inc. common            4,225,163
                      stock)
        63,500        Conseco, Inc.
                      7.00%, PRIDES .......        12,295,187
       200,000        SunAmerica, Inc.
                      $3.188, PERCS .......         9,687,500
                                                -------------
                                                   26,207,850
                                                -------------
                      Retailing &
                      Wholesale - 0.6%
       200,000        Kmart Financing I
                      7.75% ...............        12,550,000
                                                -------------
                      Total Convertible
                      Preferred
                      (cost $36,210,992)...        51,657,850
                                                -------------


    Principal
    Amount                                    Value
CONVERTIBLE DEBENTURES - 1.2%
                 Healthcare Products &
                       Services - 0.5%
$10,000,000      HEALTHSOUTH Corp.
                 3.25%, 4/1/03, 144A       9,962,500
                                           ---------
                 Industrial Specialty
                 Products &
                       Services - 0.2%
  3,000,000      Solectron Corp.
                 6.00%, 3/1/06 ......      4,147,500
                                           ---------
                 Retailing &
                 Wholesale - 0.5%
  5,250,000      Staples, Inc.
                 4.50%, 10/1/00, 144A .    8,413,125
                                           ---------
                 Total Convertible
                 Debentures
                 (cost $18,250,000)..     22,523,125
                                          ----------
CORPORATE BONDS - 18.2%
                 Aerospace &
                 Defense - 0.9%
  5,000,000      Boeing Co.
                 6.625%, 2/15/38, 144A     4,941,900
                 Northrop Grumman Corp.
  5,500,000       7.00%, 3/1/06 .....      5,645,695
  5,000,000       9.375%, 10/15/24 ..      5,913,950
                                          ----------
                                          16,501,545
                                          ----------
                 Automotive Equipment &
                  Manufacturing - 0.4%
  7,500,000      Hertz Corp.
                 7.00%, 5/1/02 ......      7,634,850
                                          ----------
                 Consumer Products &
                       Services - 0.1%
  1,001,000      Stanley Works
                 7.375%, 12/15/02 ...      1,047,256
                                          ----------

                                   EVERGREEN
                                 Balanced Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




      Principal
       Amount                                        Value
CORPORATE BONDS - continued
                      Diversified
                      Companies - 0.7%
                      General Electric
                      Capital Corp.
$1,280,000             8.75%, 3/14/03 ....     $ 1,438,170
 5,470,000             8.75%, 5/21/07 ....       6,410,840
 5,000,000            Grand Metropolitan
                      Investment Corp.
                      7.45%, 4/15/35 .....       5,610,500
                                               -----------
                                                13,459,510
                                               -----------
                      Finance &
                      Insurance - 7.3%
 8,000,000            ABN Amro Bank NV
                      Chicago Branch
                      7.30%, 12/1/26 .....       7,987,600
 8,000,000            AMBAC, Inc.
                      9.375%, 8/1/11 .....       9,930,160
 3,465,000            Amsouth Bancorp
                      6.75%, 11/1/25 .....       3,564,688
 6,550,000            Associates Corp. North
                      America
                      8.625%, 11/15/04 ...       7,368,422
 6,750,000            Bear Stearns Cos. Inc.
                      6.20%, 3/30/03 .....       6,710,175
 5,800,000            Beneficial Corp.
                      6.25%, 2/18/13 .....       5,713,174
   698,000            Boatmen's Bancshares,
                      Inc.
                      6.75%, 3/15/03 .....         711,011
 4,500,000            CIT Group Holdings,
                      Inc.
                      9.25%, 3/15/01 .....       4,876,470
 6,400,000            Commercial Credit
                      Group, Inc.
                      10.00%, 5/15/09 ....       8,111,552
 1,280,000            Dean Witter, Discover
                      & Co.
                      6.75%, 10/15/13 ....       1,284,493
                      General Motors
                      Acceptance Corp.
 5,500,000             5.875%, 1/22/03 ...       5,435,760
 6,600,000             8.50%, 1/1/03 .....       7,194,198
 2,250,000            International Lease
                      Finance Corp.
                      5.75%, 1/15/03 .....       2,204,933
 5,500,000            John Hancock Mutual
                      Life Insurance Co.
                      7.375%, 2/15/24, 144A      5,674,405
 6,500,000            Lehman Brothers
                      Holdings, Inc.
                      6.50%, 10/1/02 .....       6,531,265
 7,000,000            Liberty Mutual
                      Insurance Co.
                      7.697%, 10/15/97 ...       7,260,190
 5,000,000            Mellon Capital II
                      7.995%, 1/15/27 ....       5,300,700
 2,250,000            Merrill Lynch & Co.,
                      Inc.
                      6.00%, 2/12/03 .....       2,233,125
 4,000,000            National Westminster
                      Bancorp
                      9.375%, 11/15/03 ...       4,563,000
 6,000,000            Nationwide CSN Trust
                      9.875%, 2/15/25, 144A      6,917,880
                      Paine Webber Group,
                      Inc.
 4,705,000             8.25%, 5/1/02 .....       5,003,673
 5,050,000             9.25%, 12/15/01 ...       5,511,621
 6,200,000            Prudential Insurance
                      Co.
                      7.125%, 7/1/07 .....       6,457,424
 1,164,000            Salomon, Inc.
                      5.50%, 1/15/99 .....       1,159,914
 3,750,000            Southtrust Bank
                      6.565%, 12/15/27 ...       3,810,075
 6,700,000            Sun Life Canada
                      Capital Trust
                      8.526%, 5/29/49 ....       7,333,820
                                               -----------
                                               138,849,728
                                               -----------


      Principal
       Amount                                        Value
CORPORATE BONDS - continued
                      Food & Beverage
                      Products - 0.4%
$  989,000            PepsiCo, Inc.
                      7.625%, 11/1/98 ....     $   998,544
                      Philip Morris
                      Companies, Inc.
 5,000,000             7.20%, 2/1/07 .....       5,157,900
 1,164,000             8.65%, 5/15/98 ....       1,167,562
                                               -----------
                                                 7,324,006
                                               -----------
                      Healthcare Products &
                            Services - 0.6%
 8,000,000            Medpartners, Inc.
                      6.875%, 9/1/00 .....       7,929,440
 3,000,000            Merck & Co., Inc.
                      6.40%, 3/1/28 ......       2,983,140
                                               -----------
                                                10,912,580
                                               -----------
                      Industrial Specialty
                      Products &
                            Services - 0.6%
 1,629,000            Jet Equipment Trust
                      9.41%, 6/15/10, 144A .     1,952,128
 1,100,000            Textron, Inc.
                      10.01%, 2/1/00 .....       1,175,614
                      Waste Management, Inc.
 7,000,000             7.65%, 3/15/11 ....       7,207,812
   326,000             8.75%, 5/1/18 .....         360,325
                                               -----------
                                                10,695,879
                                               -----------
                      Information Services &
                          Technology - 0.3%
 6,500,000            Comdisco Inc.
                      6.125%, 1/15/03 ....       6,404,905
                                               -----------
                      Machinery - Diversifie
                      - 0.1%
 2,000,000            Caterpillar, Inc.
                      9.375%, 7/15/01 ....       2,184,940
                                               -----------
                      Oil / Energy - 1.2%
 5,000,000            Global Marine, Inc.
                      7.125%, 9/1/07 .....       5,128,906
 4,250,000            Occidental Petroleum
                      Corp.
                      9.25%, 8/1/19 ......       5,170,465
 5,000,000            Petroleum Geo Services
                      6.625%, 3/30/08 ....       4,991,550
 7,500,000            Transocean Offshore,
                      Inc.
                      8.00%, 4/15/27 .....       8,516,325
                                               -----------
                                                23,807,246
                                               -----------
                      Oil Field
                      Services - 0.5%
                      Atlantic Richfield Co.
   931,000             9.00%, 4/1/21 .....       1,182,882
 3,500,000             9.875%, 3/1/16 ....       4,684,225
 4,250,000            Smith International,
                      Inc.
                      7.00%, 9/15/07 .....       4,348,133
                                               -----------
                                                10,215,240
                                               -----------
                      Paper &
                      Packaging - 0.4%
 8,000,000            James River Corp.
                      6.75%, 10/1/99 .....       8,077,600
                                               -----------
                      Publishing, Broadcasting &
                       Entertainment - 0.6%
10,450,000            Time Warner Inc.
                      8.05%, 1/15/16 .....      11,282,551
                                               -----------

                                   EVERGREEN
                                 Balanced Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




      Principal
       Amount                                                         Value
CORPORATE BONDS - continued
                      Real Estate - 0.6%
$   7,000,000         Equity Office Properties Trust
                      6.375%, 2/15/03 .....................     $   6,929,860
    4,000,000         Glenborough Realty Trust, Inc.
                      7.625%, 3/15/05, 144A ...............         3,982,500
                                                                -------------
                                                                   10,912,360
                                                                -------------
                      Retailing & Wholesale - 0.7%
    8,000,000         Fred Meyer Inc.
                      7.15%, 3/1/03 .......................         7,993,280
    4,300,000         Sears Roebuck & Co.
                      10.00%, 2/3/12 ......................         5,670,969
                                                                -------------
                                                                   13,664,249
                                                                -------------
                      Telecommunication Services &
                            Equipment - 0.6%
    6,750,000         Bellsouth Capital Funding Corp.
                      7.12%, 7/15/97, Deb. ................         7,137,787
    4,000,000         Frontier Corp.
                      6.25%, 12/15/99, 144A ...............         4,005,200
                                                                -------------
                                                                   11,142,987
                                                                -------------
                       Transportation - 0.8%
    5,884,228         Atlantic Coast Airlines Corp.
                      7.20%, 1/1/14 .......................         5,973,374
    3,000,000         Golden St. Pete Transportation Corp.
                      8.04%, 2/1/19 .......................         3,172,500
    6,250,000         Norfolk Southern Corp.
                      7.05%, 5/1/37 .......................         6,582,500
                                                                -------------
                                                                   15,728,374
                                                                -------------
                      Utilities - Electric - 0.9%
    5,000,000         Central Illinois Public Service Co.
                      7.61%, 6/1/17 .......................         5,361,350
    5,000,000         Oklahoma Gas & Electric Co.
                      6.65%, 7/15/27 ......................         5,185,700
    4,000,000         Rural Electric Cooperative
                      8.67%, 9/15/18 ......................         4,539,160
      284,000         System Energy Resources, Inc.
                      11.375%, 9/1/16 .....................           302,514
      838,000         Union Electric Co.
                      8.00%, 12/15/22 .....................           895,328
                                                                -------------
                                                                   16,284,052
                                                                -------------
                      Utilities - Gas - 0.3%
    5,000,000         K N Energy Inc.
                      6.45%, 3/1/03 .......................         5,004,000
                                                                -------------
                      Utilities - Telephone - 0.2%
    3,500,000         GTE Florida Inc.
                      6.86%, 2/1/28 .......................         3,516,520
                                                                -------------
                      Total Corporate Bonds
                      (cost $339,315,281)..................       344,650,378
                                                                -------------
ASSET-BACKED SECURITIES - 5.2%
    5,500,000         Americredit Automobile Receivable,
                      Series 1997-C, Class A3,
                      6.30%, 7/5/03 .......................         5,554,395
   12,500,000         Carco Auto Loan Master Trust,
                      Series 1997-1, Class A,
                      6.69%, 8/15/04 ......................        12,573,875


      Principal
       Amount                                                         Value
ASSET-BACKED SECURITIES - continued
$   2,750,000         Contimortgage Home Equity Loan,
                      Series 1997-4, Class A7
                      6.63%, 9/15/16 ......................     $   2,774,062
    4,000,000         Contimortgage Home Equity Loan Trust,
                      Series 1998-1, Class A6,
                      6.58%, 12/15/18 .....................         4,006,250
    6,150,000         Corestates Home Equity Loan,
                      Series 1996-1, Class A4,
                      7.00%, 6/15/12 ......................         6,215,344
                      Green Tree Financial Corp.
    6,000,000          Series 1993-4, Class A3,
                      6.25%, 1/15/19 ......................         6,011,220
    6,000,000          Series 1997-3, Class A5,
                      7.14%, 7/15/28 ......................         6,148,080
                      Merrill Lynch Mortgage Investors, Inc.
    1,655,602          Series 1992-B, Class B,
                      8.50%, 4/15/12 ......................         1,653,532
    3,597,136          Series 1992-D, Class B,
                      8.50%, 6/15/17 ......................         3,809,439
    5,000,000          Series 1991-D, Class B,
                      9.85%, 7/15/11 ......................         5,112,500
    8,000,000         Olympic Automobile Receivables Trust,
                      Series 1997-A, Class A5
                      6.80%, 2/15/05 ......................         8,139,040
   10,000,000         Premier Auto Trust, Series 1997-2,
                      Class B,
                      6.53%, 12/6/03 ......................        10,087,500
    7,500,000         Southern Pacific Secured Assets Corp.,
                      Series 1996-3, Class A4
                      7.60%, 10/25/27 .....................         7,661,719
      930,000         University Support Services, Inc.,
                      Series 1992-D,
                      8.98%, 11/1/07 ......................           927,094
   10,900,000         WFS Financial Owner Trust, Series
                      1997-C, Class CTFS
                      6.30%, 3/20/05 ......................        10,842,094
    6,650,000         World Omni Automobile Lease, Series
                      1997-A, Class A4,
                      6.90%, 6/25/03 ......................         6,762,185
                                                                -------------
                      Total Asset-Backed Securities
                      (cost $96,861,861)...................        98,278,329
                                                                -------------
FOREIGN BONDS (U.S. DOLLARS) - 1.3%
    5,000,000         Bayer Corp.
                      7.125%, 10/1/15, 144A ...............         5,225,200
    4,000,000         IBJ Preferred Capital Co. LLC
                      8.79%, 12/29/49, 144A ...............         3,870,000
      640,000         International Bank For Reconstruction &
                      Development Co.
                      7.95%, 5/15/16 ......................           755,283
    7,000,000         Republic of Columbia
                      8.625%, 4/1/08 ......................         7,032,130
    8,000,000         YPF Sociedad Anonima
                      7.25%, 3/15/03 ......................         7,969,680
                                                                -------------
                      Total Foreign Bonds (U.S. Dollars)
                      (cost $24,946,002)...................        24,852,293
                                                                -------------
FOREIGN BONDS (NON-U.S. DOLLARS) - 3.8%
                      Nykredit
               DKK
           280,000     7.00%, 10/1/29 .....................            40,108
               DKK
       194,622,000     6.00%, 10/1/26 .....................        27,312,221
        DKK           Realkredit Danmark
       206,500,000    6.00%, 10/1/26 ......................        28,979,115

                                   EVERGREEN
                                 Balanced Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




      Principal
       Amount                                                          Value
FOREIGN BONDS (NON-U.S. DOLLARS) - continued
                      Republic of Greece
               GRD
         7,200,000     6.75%, 11/13/06 .....................     $  4,231,516
               GRD
     2,150,000,000     8.60%, 3/26/08 ......................        6,999,609
               SEK    Skandinaviska Enskilda
        60,000,000      0.00%, 5/26/33 .....................        5,226,000
                                                                 ------------
                      Total Foreign Bonds (Non-U.S. Dollars)
                      (cost $72,865,840)....................       72,788,569
                                                                 ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 2.0%
                      Treasury Notes & Bonds - 0.9%
                      U.S. Treasury Bonds
$  2,750,000           6.375%, 8/15/27 .....................        2,904,688
   9,935,000           7.875%, 2/15/21 .....................       12,193,623
   1,450,000          U.S. Treasury Notes
                      5.50%, 2/28/03 .......................        1,441,387
                                                                 ------------
                                                                   16,539,698
                                                                 ------------
                      U.S. Government Agency
                        Obligations - 1.1%
  11,000,000          Federal Home Loan Bank
                      5.625%, 3/19/01 ......................       10,953,580
  10,000,000          Federal National Mortgage Association
                      5.25%, 1/15/03 .......................        9,768,700
                                                                 ------------
                       .....................................       20,722,280
                                                                 ------------
                      Total U.S. Government & Agency
                      Obligations
                      (cost $37,335,232)....................       37,261,978
                                                                 ------------
MORTGAGE-BACKED SECURITIES - 7.8%
                      Mortgage Pass-Through
                       Certificates - 2.7%
                      Federal Home Loan Mortgage Corp.
   1,547,373           7.08%, 6/1/16 .......................        1,585,574
   1,846,801           7.56%, 3/1/22 .......................        1,896,433
   5,432,301           7.86%, 4/1/22 .......................        5,723,418
                      Federal National Mortgage Association
  18,134,863           5.50%, 7/1/09 .......................       17,684,211
   5,193,664           7.00%, 5/1/24 .......................        5,248,821
   3,639,786           7.45%, 2/1/27 .......................        3,716,549
   2,284,692           7.57%, 12/1/23 ......................        2,354,604
   1,014,694           7.59%, 5/1/22 .......................        1,062,263
   3,396,186           7.63%, 9/1/21 .......................        3,555,909
   5,116,224           7.74%, 1/1/31 .......................        5,348,858
                      Government National Mortgage
                      Association
     565,397           8.50%, 5/15/21 ......................          600,027
     345,631           8.50%, 7/15/21 ......................          367,772
     712,402           8.50%, 6/15/22 ......................          754,028
     371,573           9.00%, 9/15/21 ......................          401,759
     593,937           9.00%, 10/15/21 .....................          642,189
     329,669           9.50%, 2/15/21 ......................          357,582
                                                                 ------------
                                                                   51,299,997
                                                                 ------------
                      Collateralized Mortgage
                        Obligations - 5.1%
   3,300,000          Asset Securitization Corp.,
                      Series 1996-D3, Class A3
                      7.14%, 10/13/26 ......................        3,510,891


      Principal
       Amount                                                          Value
MORTGAGE-BACKED SECURITIES - continued
                      Collateralized Mortgage
                      Obligations - continued
$  2,000,000          Chase Commercial Mortgage Securities
                      Corp., Series 1997-2, Class B,
                      6.60%, 11/19/07 ......................     $  1,963,750
   2,200,000          Chase Commercial Mortgage Securities
                      Corp., Series 1997-1, Class B,
                      7.37%, 4/19/07 .......................        2,235,337
   4,763,274          Chase Mortgage Finance Corp.,
                      Series 1994-D, Class M,
                      6.75%, 2/25/25 .......................        4,648,956
   2,400,000          Commercial Mortgage Acceptance
                      Corp., Series 1997-ML1, Class B,
                      6.42%, 12/15/07 ......................        2,412,000
   7,694,341          Criimi Mae Financial Corp.
                      Series 1, Class A,
                      7.00%, 1/1/33 ........................        7,667,892
   1,250,000          FFCA Secured Lending Corp.,
                      Series 1997-1, Class B1,
                      7.74%, 6/18/13 .......................        1,322,852
   5,507,639          Financial Asset Securitization,
                      Series 1997-NAM 1, Class FXA2,
                      7.75%, 5/25/27 .......................        5,627,258
                      Federal National Mortgage Association
   1,250,000           Remic Trust 1993-248, Class SA,
                      4.19%, 8/25/23 .......................        1,049,787
   5,000,000           Series 1997-M6, Class C,
                      6.85%, 5/17/20 .......................        5,221,094
   7,898,205          Independent National Mortgage Corp.,
                      144A, Series 1997-A, Class A,
                      7.84%, 12/26/26 ......................        7,954,440
   1,080,985          KS Mortgage Capital, L. P., 144A,
                      Series 1995-1, Class A1,
                      7.14%, 4/20/02 .......................        1,084,025
                      Merrill Lynch Mortgage Investors, Inc.
   2,299,000           Series 1996-C2, Class B,
                      6.96%, 11/21/28 ......................        2,357,193
   5,000,000           Series 1997-C1, Class A3,
                      7.12%, 6/18/29 .......................        5,221,875
   5,870,000          Merrill Lynch Trust, Series 35, Class G,
                      8.45%, 11/1/18 .......................        6,222,200
   1,891,030          Mid State Trust, Series 6, Class A3,
                      7.45%, 11/1/35 .......................        1,909,827
   6,000,000          Morgan Stanley Capital I Inc.,
                      Commercial Mortgage Certificate
                      1998 Wf1 Class C
                      6.77%, 1/15/08 .......................        6,063,750
   4,000,000          Nomura Asset Securities Corp.,
                      Commercial Mortgage Certificate
                      Series 1998 D6, Class A 3
                      6.98%, 3/17/28 .......................        4,061,400
  12,508,375          Nomura Depositor Trust Str I,
                      Commercial Mortgage Certificate
                      Series 1998-ST1A, Class A1, 144A
                      5.91%, 2/15/24 .......................       12,508,570
     306,517          Paine Webber Mortgage Acceptance
                      Corp. IV, Series 1993-5, Class A3,
                      6.875%, 6/25/08 ......................          305,818
                      PNC Mortgage Securities Corp.
   2,485,717           Series 1997-4, Class 2PP3,
                      7.25%, 7/25/27 .......................        2,472,542
   6,840,505           Series 1997-4, Class 2PP1,
                      7.50%, 7/25/27 .......................        6,823,668

                                   EVERGREEN
                                 Balanced Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




    Principal
     Amount                                                    Value
MORTGAGE-BACKED SECURITIES - continued
                Collateralized Mortgage
                Obligations - continued
 $  4,817,956   Shearson Lehman CMO Inc.,
                Series V, Class 5
                7.50%%, 5/1/19 ......................     $    4,977,285
                                                          --------------
                                                              97,622,410
                                                          --------------
                Total Mortgage-Backed Securities
                (cost $146,908,231)..................        148,922,407
                                                          --------------


    Principal
     Amount                                                    Value
REPURCHASE AGREEMENT - 1.5%
 $ 27,655,000   Keystone Joint Repurchase Agreement,
                investments in repurchase
                agreements, in a joint trading
                account, purchased 3/31/98,
                5.67%, maturing 4/1/98, maturity
                value $27,659,356,
                (cost $27,655,000) (a) ..............     $   27,655,000
                                                          --------------
                Total Investments -
                 (cost $1,280,624,600)..... 100.0%         1,897,588,085
                Other Assets and
                 Liabilities - net ........   0.0               (434,344)
                                            ------        --------------
                Net Assets ................ 100.0%        $1,897,153,741
                                            ======        ==============

*    Non-income producing securities.
(a) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices at March 31, 1998.
144A Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Board of Trustees.



Summary of Portfolio Abbreviations:
ADR    American Depository Receipt
DECS   Dividend Enhanced Convertible Stock
PERCS  Preferred Equity Redemption Cumulative Stock
PRIDES Preferred Redeemable Income Debt Exchangeable for Stock
REIT   Real Estate Investment Trust

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS


Forward foreign currency exchange contracts to sell:

Exchange                                              U.S. $ Value at     In Exchange     Net Unrealized
 Date        Contracts to Deliver                      March 31, 1998      for U.S. $      Appreciation
-------      --------------------------------------   -----------------   -------------   --------
6/26/98         8,115,000   German Deutsche Marks     $4,409,236          $4,460,580      $ 51,344
4/16/98       198,540,000   Danish Kroner             28,181,905          28,781,421       599,516
6/12/98       199,000,000   Danish Kroner             28,324,458          28,645,458       321,000
                                                                                          --------
Unrealized appreciation on forward foreign currency
exchange contracts                                                                        $971,860
                                                                                          ========

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                Foundation Fund




                            Schedule of Investments

                                 March 31, 1998




      Shares                                        Value
COMMON STOCKS - 60.8%
                    Aerospace &
                    Defense - 0.8%
      392,600       Boeing Co. ..........     $20,464,275
        5,420       Raytheon Co. Cl. A ..         308,263
       11,000       United Technologies
                    Corp. ...............       1,015,437
                                              -----------
                                               21,787,975
                                              -----------
                    Automotive Equipment &
                     Manufacturing - 1.6%
      438,400       Chrysler Corp. ......      18,221,000
       85,000       General Motors Corp.        5,732,187
       30,000       Genuine Parts Co. ...       1,143,750
      208,800       Goodyear Tire & Rubber
                    Co...................      15,816,600
                                              -----------
                                               40,913,537
                                              -----------
                             Banks - 7.7%
       55,400       AmSouth Bancorp .....       3,272,062
       50,000       Bancfirst Corp. .....       1,987,500
      391,800       BankBoston Corp. ....      43,195,950
        5,000       Bankers Trust Corp. .         601,563
      140,062       BSB Bancorp, Inc. ...       4,341,922
       82,000       Cape Cod Bank & Trust
                    Co. .................       3,608,000
       27,000       CB Bancshares, Inc. .         982,125
       92,700       CitiCorp ............      13,163,400
      106,000       Crestar Financial Corp.     6,267,250
      321,950       Dime Bancorp, Inc. ..       9,678,622
       85,138       First Chicago NBD Corp.     7,502,786
        3,800       First Empire State
                    Corp. ................      1,899,525
      290,900       First of America Bank
                    Corp. ................     25,162,850
       16,875       First Security Corp.          401,836
      117,000       First Union Corp. **        6,639,750
       45,000       Fleet Financial Group,
                    Inc. .................      3,827,812
       43,400       Hancock Holding Co. .       2,669,100
       70,801       Hibernia Corp. Cl. A        1,455,846
      278,400       KeyCorp .............      10,527,000
       50,000       Mississippi Valley
                    Bancshares, Inc. ....       2,087,500
      131,825       NationsBank Corp. ...       9,614,986
       66,150       Peoples Heritage
                    Financial Group .....       3,191,738
      102,000       Seacoast Banking Corp.
                    of Florida Cl. A .....      3,774,000
       88,200       SunTrust Banks, Inc.        6,648,075
       65,000       U.S. Trust Corp. ....       4,273,750
       58,275       Wachovia Corp. ......       4,942,448
       80,000       Webster Financial Corp.     5,560,000
      238,300       Wilmington Trust Corp.     15,817,162
                                              -----------
                                              203,094,558
                                              -----------
                    Building, Construction
                    & Furnishings - 1.7%
      211,400       Armstrong World
                    Industries, Inc. ....      18,299,312
       17,857       Engle Homes, Inc. ...         299,105
       82,500       Home Depot, Inc. ....       5,563,594
      356,122       Lennar Corp. ........      12,263,951
      103,000       Lowe's Companies, Inc.      7,229,312
       15,100       M/I Schottenstein
                    Homes, Inc. ..........        330,313
                                              -----------
                                               43,985,587
                                              -----------
                    Business Equipment &
                    Services - 0.3%
      35,500 *      Crescent Operating,
                    Inc. .................        758,813
       50,000       Lucent Technologies,
                    Inc. .................      6,393,750


      Shares                                        Value
COMMON STOCKS - continued
                    Business Equipment &
                    Services - continued
      10,000 *      Policy Management
                    Systems Corp. .......     $   803,125
       10,000       Xerox Corp. .........       1,064,375
                                              -----------
                                                9,020,063
                                              -----------
                    Capital Goods - 1.0%
      115,000       Caterpillar, Inc. ...       6,332,187
      301,700       Deere & Co. .........      18,686,544
                                              -----------
                                               25,018,731
                                              -----------
                    Chemical & Agricultural
                    Products - 3.5%
       40,000       Air Products &              3,315,000
                    Chemicals, Inc.
      571,200       Du Pont (E. I.) De
                    Nemours & Co. .......      38,841,600
       70,000       Grace (W.R.) & Co. ..       5,858,125
       60,000       H.B. Fuller Co. .....       3,592,500
      217,800       Monsanto Co. ........      11,325,600
      170,000       Morton International,
                    Inc. ................       5,578,125
       75,000       Nalco Chemical Co. ..       3,042,187
       58,000       Pioneer Hi-Bred
                    International, Inc. .       5,658,625
      110,800       PPG Industries, Inc.        7,527,475
       45,000       Praxair, Inc. .......       2,314,688
      115,000       Schulman (A.), Inc. .       2,903,750
      100,560       Solutia, Inc. .......       2,991,660
                                              -----------
                                               92,949,335
                                              -----------
                    Communication Systems &
                    Services - 0.3%
     105,000 *      Cisco Systems, Inc. .       7,179,375
                                              -----------
                    Consumer Products &
                    Services - 1.7%
       35,000       Avon Products, Inc. .       2,730,000
       95,000       Black & Decker Corp.        5,040,937
     233,150 *      Cendant Corp. .......       9,238,569
      32,052 *      Consolidated Products,
                    Inc. ................         617,001
       50,000       H & R Block, Inc. ...       2,378,125
      146,300       International Flavors &
                    Fragrances, Inc. ....       6,894,387
     105,100 *      Nautica Enterprises,
                    Inc. ................       3,231,825
       40,000       Nike, Inc. Cl. B ....       1,770,000
       20,000       Premark International,
                    Inc. ................         662,500
       94,200       Procter & Gamble Co.        7,948,125
      118,500       Tupperware Corp. ....       3,155,063
                                              -----------
                                               43,666,532
                                              -----------
                    Diversified
                    Companies - 0.0% (a)
        8,000       Cooper Industries, Inc.       475,500
        2,800       Tyco International Ltd.       152,950
                                              -----------
                                                  628,450
                                              -----------
                    Electrical Equipment &
                    Services - 2.8%
      163,400       AMP, Inc. ...........       7,158,963
      130,000       Applied Power, Inc.
                    Cl. A ...............       5,005,000
      512,200       General Electric Co.       44,145,237
      107,000       Honeywell, Inc. .....       8,847,562

                                   EVERGREEN
                                Foundation Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




      Shares                                       Value
COMMON STOCKS - continued
                    Electrical Equipment &
                    Services - continued
        1,500       Motorola, Inc. .....     $    90,938
      117,000       Perkin Elmer Corp. .       8,460,562
                                             -----------
                                              73,708,262
                                             -----------
                    Finance &
                    Insurance - 9.1%
       10,668       Aetna, Inc. ........         890,111
       60,000       AFLAC, Inc. ........       3,795,000
      120,000       Allstate Corp. .....      11,032,500
      110,600       Ambac Financial Group,
                    Inc. ...............       6,463,187
      169,475       American International
                    Group, Inc. ........      21,343,258
      173,500       Beneficial Corp. ...      21,568,219
       51,800       Chubb Corp. ........       4,059,825
      148,350       Countrywide Credit
                    Industries, Inc. ...       7,890,366
      95,000 *      Degeorge Financial
                    Corp. ..............         130,625
       20,000       FBL Financial Group,
                    Inc.
                    Cl. A ..............       1,012,500
       40,000       Federal Home Loan
                    Mortgage Corp. .....       1,897,500
      699,000       Federal National
                    Mortgage Association..    44,211,750
      115,000       Frontier Insurance
                    Group, Inc. .........      3,176,875
       24,000       Interstate/Johnson
                    Lane, Inc. ..........        732,000
       70,000       John Alden Financial
                    Corp. ...............      1,509,375
      142,200       John Nuveen Co., Cl. A     5,208,075
      118,600       Lehman Brothers
                    Holdings, Inc. ......      8,880,175
      279,400       Marsh & McLennan Co.,
                    Inc. ................     24,395,112
      327,400       Merrill Lynch & Co.,
                    Inc. ................     27,174,200
      345,200       MGIC Investment Corp.     22,675,325
       40,000       Mid Ocean Ltd. .....       3,100,000
      155,000       NAC RE Corp. .......       8,127,812
      110,000       Nationwide Financial
                    Services, Inc.
                    Cl. A ..............       4,771,250
       15,000       Ohio Casualty Corp.          720,000
      142,250       Raymond James
                    Financial, Inc. ....       6,196,766
       9,470 *      Security Capital
                    Group, Inc. Cl. B
                    Warrants $28.00
                    Expiring 9/18/98 ...          31,369
        3,500       SLM Holding Corp. ..         152,688
                                             -----------
                                             241,145,863
                                             -----------
                    Food & Beverage
                    Products - 0.6%
      120,000       Bestfoods ..........      14,025,000
      30,000 *      Corn Products
                    International, Inc..       1,076,250
        3,000       Tricon Global
                    Restaurants, Inc. ...         90,188
                                             -----------
                                              15,191,438
                                             -----------
                    Forest Products - 0.3%
       88,000       Union Camp Corp. ...       5,258,000
       90,000       Willamette Industries,
                    Inc. ...............       3,380,625
                                             -----------
                                               8,638,625
                                             -----------
                    Healthcare Products &
                       Services - 6.0%
      205,700       Abbott Laboratories       15,491,781
       1,750 *      Alza Corp. Warrants
                    $65.00 Expiring
                    12/31/99 ...........           1,695
      202,900       American Home Products
                    Corp. ..............      19,351,587
       65,000       Baxter International,
                    Inc. ...............       3,583,125
      101,200       Bristol-Myers Squibb
                    Co. ................      10,556,425
      180,900       Columbia / HCA
                    Healthcare Corp. ...       5,834,025
      23,000 *      Covance, Inc. ......         564,938


      Shares                                       Value
COMMON STOCKS - continued
                    Healthcare Products &
                    Services - continued
      76,000 *      First Health Group
                    Corp. ..............     $ 4,123,000
       68,550       Guidant Corp. ......       5,029,856
      114,500       Johnson & Johnson ..       8,394,281
      312,524       Lilly (Eli) & Co. ..      18,634,244
      65,000 *      Lincare Holdings, Inc.     4,590,625
      41,666 *      Maxxim Medical, Inc. .     1,195,293
      160,000       McKesson Corp. .....       9,240,000
     151,750 *      MedPartners, Inc. ..       1,555,438
      146,600       Medtronic, Inc. ....       7,604,875
      167,758       Merck & Co., Inc. ..      21,535,933
       96,000       Pfizer, Inc. .......       9,570,000
      11,500 *      Quest Diagnostics,
                    Inc. ...............         193,344
      132,000       Schering-Plough Corp.     10,782,750
        9,200       Shared Medical System
                    Corp. ...............        721,050
        1,800       Warner-Lambert Co. .         306,563
                                             -----------
                                             158,860,828
                                             -----------
                    Industrial Specialty
                    Products &
                       Services - 1.7%
      155,970       Autoliv, Inc. ......       4,844,818
       40,000       Bemis Co., Inc. ....       1,805,000
      147,000       Corning, Inc. ......       6,504,750
      64,600 *      Halter Marine Group,
                    Inc. ...............       1,025,525
       30,000       Parker Hannifin Corp.      1,537,500
       30,000       Pittston Brink's Group     1,143,750
      190,000       Snap-on, Inc. ......       8,668,750
       6,000 *      Strattec Security
                    Corp. ..............         163,969
       35,000       Sundstrand Corp. ...       2,117,500
      378,000       Timken Co. .........      12,781,125
       50,000       Trinity Industries,
                    Inc. ...............       2,743,750
      55,000 *      UCAR International,
                    Inc. ...............       1,725,625
      38,000 *      Unova, Inc. ........         760,000
                                             -----------
                                              45,822,062
                                             -----------
                    Information Services &
                     Technology - 6.3%
     137,566 *      Analog Devices, Inc. .     4,574,069
      110,000       Compaq Computer Corp.      2,846,250
       37,500       Computer Associates
                    International, Inc. ..     2,165,625
       10,000       Computer Sciences
                    Corp. ................       550,000
      531,800       Hewlett-Packard Co. ..    33,702,825
      821,600       Intel Corp. ........      64,136,150
      164,000       International Business    17,035,500
                    Machines Corp.
     346,000 *      Microsoft Corp. ....      30,967,000
     224,000 *      Sun Microsystems, Inc. .   9,345,000
        2,000       Texas Instruments, Inc. .    108,250
                                             -----------
                                             165,430,669
                                             -----------
                    Leisure &
                    Tourism - 0.1%
       30,993       Disney Walt Co. ....       3,308,503
                                             -----------
                    Oil / Energy - 1.4%
       60,000       Amoco Corp. ........       5,182,500
        1,200       Atlantic Richfield Co.        94,350
      113,500       Consolidated Natural
                    Gas Co. ............       6,547,531
      289,000       Equitable Resources,
                    Inc. ...............       9,609,250
      102,400       Exxon Corp. ........       6,924,800

                                   EVERGREEN
                                Foundation Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




      Shares                                                          Value
COMMON STOCKS - continued
                    Oil / Energy - continued
          900       Kerr-McGee Corp. ......................     $    62,606
       91,800       Mobil Corp. ...........................       7,034,175
          900       Pennzoil Co. ..........................          58,163
      86,206 *      Seitel, Inc. ..........................       1,303,866
        1,200       Sonat, Inc. ...........................          52,200
       33,877       Union Pacific Resource Group, Inc. ....         808,813
                                                                -----------
                                                                 37,678,254
                                                                -----------
                    Oil Field Services - 0.5%
        1,600       Halliburton Co. .......................          80,300
      47,200 *      R & B Falcon Corp. ....................       1,398,300
      121,400       Schlumberger Ltd. .....................       9,196,050
      30,900 *      Western Atlas, Inc. ...................       2,390,888
                                                                -----------
                                                                 13,065,538
                                                                -----------
                    Paper & Packaging - 0.2%
       85,000       Kimberly-Clark Corp. ..................       4,260,625
                                                                -----------
                    Publishing, Broadcasting &
                          Entertainment - 0.4%
       30,000       Belo (A.H.) Corp.
                    Ser. A ................................       1,650,000
       81,620       CBS Corp. .............................       2,769,979
      20,000 *      Cox Communications, Inc.
                    Cl. A .................................         840,000
        6,666       Gaylord Entertainment Co. .............         238,310
       65,000       Time Warner, Inc. .....................       4,680,000
        3,000       Washington Post Co., Cl. B ............       1,595,437
                                                                -----------
                                                                 11,773,726
                                                                -----------
                    Real Estate - 6.1%
      38,000 *      Alexander's, Inc. REIT ................       3,560,125
       24,100       Arden Realty Group, Inc. REIT .........         686,850
       50,000       Bay Apartment Communities, Inc. REIT          1,856,250
       58,100       Berkshire Realty Co., Inc. REIT .......         697,200
      100,000       Boston Properties, Inc. REIT ..........       3,518,750
       50,009       Bradley Real Estate, Inc. REIT ........       1,043,938
      140,000       Brandywine Realty Trust REIT ..........       3,333,750
      280,400       Capstead Mortgage Corp. REIT ..........       5,537,900
      171,900       CarrAmerica Realty Corp. REIT .........       5,157,000
      100,000       Chelsea GCA Realty, Inc. REIT .........       3,700,000
      159,300       Continental Homes Holding Corp. .......       7,407,450
      355,000       Crescent Real Estate Equities, Inc. REIT     12,780,000
      305,300       Crown American Realty Trust REIT ......       2,862,187
     200,000 *      Entertainment Properties Trust REIT ...       3,925,000
       42,500       Equity Residential Properties Trust REIT      2,135,625
      105,200       Essex Property Trust, Inc. REIT .......       3,609,675
     199,700 *      FAC Realty, Inc. REIT .................       1,959,556
       90,000       FelCor Suite Hotels, Inc. REIT ........       3,335,625
      100,200       Gables Residential Trust REIT .........       2,724,188
      174,000       Glimcher Realty Trust REIT ............       3,806,250
       28,000       Highwoods Properties, Inc. REIT .......         988,750
      67,419 *      Homestead Village Properties, Inc. ....       1,019,712
      384,316       Horizon Group, Inc. REIT ..............       4,731,891
       50,300       INMC Mortgage Holdings, Inc.
                    REIT ..................................       1,257,500
      120,000       Innkeepers USA Trust REIT .............       1,965,000
      30,000 *      Interstate Hotels Co. .................       1,076,250


      Shares                                                          Value
COMMON STOCKS - continued
                    Real Estate - continued
      101,500       Kilroy Realty Corp. REIT ..............     $ 2,899,094
      132,000       Kranzco Realty Trust REIT .............       2,376,000
       45,000       Liberty Property Trust REIT ...........       1,209,375
      165,000       Mack-Cali Realty Corp. REIT ...........       6,445,312
      125,000       Marriott International, Inc. ..........       4,648,437
      125,000       Marriott International, Inc.
                    Cl. A .................................       4,476,563
       25,000       Meditrust Co. REIT ....................         771,875
       38,100       Oasis Residential, Inc. REIT ..........         845,344
       94,997       Patriot American Hospitality, Inc. REIT .     2,564,919
      268,713       Post Property, Inc. REIT ..............      10,731,725
      166,500       Prentiss Properties Trust REIT ........       4,349,812
       90,000       Public Storage, Inc. REIT .............       2,778,750
       76,817       Security Capital Industrial Trust REIT .      1,968,436
      111,992       Security Capital Pacific Trust REIT ...       2,694,808
       31,250       Sodexho Marriott Services, Inc. .......         830,078
      100,000       Sovran Self Storage, Inc. REIT ........       2,968,750
       70,000       Spieker Properties, Inc. REIT .........       2,887,500
      262,750       Starwood Hotels & Resorts Trust REIT ..      14,040,703
       14,000       Storage USA, Inc. REIT ................         537,250
      140,000       Sunstone Hotel Investors, Inc. REIT ...       2,240,000
       43,500       Tanger Factory Outlet Centers, Inc.
                    REIT ..................................       1,266,938
        2,200       TriNet Corporate Realty Trust, Inc. REIT         84,288
      135,000       Trizec Hahn Corp. ......................      3,180,937
        5,705       Vornado Realty Trust REIT .............         248,524
       30,000       Western Investment Real Estate Trust
                    REIT ..................................         448,125
                                                                -----------
                                                                162,169,965
                                                                -----------
                    Retailing & Wholesale - 1.1%
      70,000 *      Autozone, Inc. ........................       2,371,250
      236,511       Avnet, Inc. ...........................      13,614,164
      199,000       Mercantile Stores Co., Inc. ...........      13,370,313
                                                                -----------
                                                                 29,355,727
                                                                -----------
                    Telecommunication Services &
                              Equipment - 0.1%
       45,500       Compania de Telecom de Chile
                    SA, ADR ...............................       1,254,094
                                                                -----------
                    Textile & Apparel - 0.0% (a)
       34,900       Superior Surgical Manufacturing Co.,
                    Inc. ..................................         610,750
                                                                -----------
                    Thrift Institutions - 0.5%
      131,300       Golden West Financial Corp. ...........      12,580,181
                                                                -----------
                         Transportation - 1.1%
       25,000       Burlington Northern Santa Fe ..........       2,600,000
      27,200 *      FDX Corp. .............................       1,934,600
       76,800       GATX Corp. ............................       5,990,400
       20,000       KLM Royal Dutch Air Lines .............         812,500
       17,000       Roadway Express, Inc. .................         417,563
      300,000       Union Pacific Corp. ...................      16,856,250
                                                                -----------
                                                                 28,611,313
                                                                -----------
                     Utilities-Electric - 0.7%
       36,200       Central Hudson Gas & Electric Corp. ...       1,579,225
      149,700       Long Island Lighting Co. ..............       4,715,550

                                   EVERGREEN
                                Foundation Fund




                      Schedule of Investments (continued)

                                 March 31, 1998


    Shares                                                     Value
COMMON STOCKS - continued
                Utilities-Electric - continued
138,400         New York State Electric & Gas Corp.      $   5,518,700
 33,300         Orange & Rockland Utilities, Inc. ..         1,494,338
 40,000         PP&L Resources, Inc. ...............           945,000
100,000         Public Service Enterprise Group, Inc.        3,787,500
 32,000         TNP Enterprises, Inc. ..............         1,058,000
                                                         -------------
                                                            19,098,313
                                                         -------------
                 Utilities-Telephone - 3.2%
98,333 *        360 Communications Co. .............         3,072,906
30,000 *        AirTouch Communications, Inc. ......         1,468,125
  2,000         Ameritech Corp. ....................            98,875
 10,000         AT&T Corp. .........................           656,250
174,040         Bell Atlantic Corp. ................        17,839,100
  1,600         BellSouth Corp. ....................           108,100
494,000         Frontier Corp. .....................        16,085,875
376,400         GTE Corp. ..........................        22,536,950
  2,400         SBC Communications, Inc. ...........           104,700
351,000         Sprint Corp. .......................        23,758,313
                                                         -------------
                                                            85,729,194
                                                         -------------
                Total Common Stocks
                (cost $959,724,030).................     1,606,538,073
                                                         -------------
CONVERTIBLE PREFERRED - 0.6%
                Finance & Insurance - 0.0% (a)
  3,557         Aetna, Inc.
                6.25%, Series C ....................           284,782
  1,000         Conseco, Inc.
                7.00%, PRIDES ......................           193,625
  2,500         SunAmerica, Inc.
                $3.188, PERCS ......................           121,094
                                                         -------------
                                                               599,501
                                                         -------------
                Industrial Specialty Products &
                            Services - 0.1%
 50,000         Qualcomm Financial Trust I
                5.75%, 144A ........................         2,365,500
                                                         -------------
                Metal Products & Services - 0.3%
100,000         Timet Capital Trust I
                6.625%, BUCS, 144A .................         4,775,000
115,000         Worthington Industries, Inc.
                7.25%, DECS (exchangeable for
                Rouge Steel Co. Common Stock) ......         1,854,950
                                                         -------------
                                                             6,629,950
                                                         -------------
                Oil Field Services - 0.1%
 70,000         EVI, Inc.
                5.00%, 144A ........................         3,176,600
                                                         -------------
                Real Estate - 0.1%
 95,000         First Union Real Estate Equity
                8.40%, Series A ....................         3,705,000
                                                         -------------
                Retailing & Wholesale - 0.0% (a)
  1,300         Kmart Financing I
                7.75% ..............................            81,575
                                                         -------------
                Total Convertible Preferred
                (cost $15,457,797)..................        16,558,126
                                                         -------------


    Principal
    Amount                                      Value
CONVERTIBLE DEBENTURES - 0.2%
                 Building, Construction &
                  Furnishings - 0.0% (a)
$   500,000      Home Depot, Inc.
                 3.25%, 10/1/01 ......     $   755,000
                                           -----------
                 Business Equipment &
                 Services - 0.0% (a)
    800,000      Personnel Group of
                 America, Inc.
                 5.75%, 7/1/04, 144A .       1,146,000
                                           -----------
                 Environmental
                 Services - 0.0% (a)
    100,000      USA Waste Services,
                 Inc.
                 4.00%, 2/1/02 .......         117,500
                                           -----------
                 Industrial Specialty
                 Products &
                 Services - 0.2%
  2,100,000      Robbins & Myers, Inc.
                 6.50%, 9/1/03 .......       3,115,980
    750,000      Simula, Inc.
                 8.00%, 5/1/04 .......         828,750
                                           -----------
                                             3,944,730
                                           -----------
                 Total Convertible
                 Debentures
                 (cost $4,280,000)....       5,963,230
                                           -----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 26.5%
                 Government Agency Notes
                 & Bonds - 0.8%
  1,000,000      Federal National
                 Mortgage Association
                 8.10%, 8/12/19 ......       1,221,819
                 Tennessee Valley
                 Authority
  8,000,000       7.25%, 7/15/43 .....       8,391,560
 10,000,000       7.85%, 6/15/44, Series
                 A ...................      10,852,540
                                           -----------
                                            20,465,919
                                           -----------
                 Treasury Notes &
                 Bonds - 25.7%
                 U.S. Treasury Bonds
 60,000,000       6.00%, 2/15/26 .....      59,906,280
170,000,000       6.25%, 8/15/23 .....     175,206,420
 36,340,000       6.75%, 8/15/26 .....      39,974,037
125,000,000       7.125%, 2/15/23 ....     142,656,375
 49,000,000       7.25%, 5/15/16 .....      55,768,174
  7,000,000       7.625%, 11/15/22 ...       8,426,257
 10,000,000       8.00%, 11/15/21 ....      12,465,630
 50,000,000       8.125%, 8/15/19 ....      62,531,300
 25,000,000       8.125%, 5/15/21 ....      31,492,200
 30,000,000       8.375%, 8/15/08 ....      33,684,390
 10,000,000       8.50%, 2/15/20 .....      12,987,510
  7,000,000       10.00%, 5/15/10 ....       8,682,191
  1,000,000       10.625%, 8/15/15 ...       1,499,063
                 U.S. Treasury Notes
 30,000,000       5.75%, 8/15/03 .....      30,103,140
    350,000       5.875%, 2/15/00 ....         351,750
    455,000       6.125%, 8/31/98 ....         456,280
    400,000       6.25%, 3/31/99 .....         402,751
    900,000       6.50%, 5/31/01 .....         921,657
    630,000       6.50%, 8/15/05 .....         658,350
                                           -----------
                                           678,173,755
                                           -----------
                 Total U.S. Government &
                 Agency
                 Obligations
                 (cost $657,254,023)..     698,639,674
                                           -----------

                                   EVERGREEN
                                Foundation Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




   Principal
    Amount                                             Value
SHORT-TERM INVESTMENTS - 11.3%
              Commercial Paper - 11.3%
 $ 3,090,000  Alfa Corp.
              5.52%, 5/4/98 ...................    $  3,074,365
     945,000  American Home Products, Inc.
              5.50%, 4/28/98 ..................         941,102
   6,800,000  Amoco Managers
              5.57%, 4/21/98 ..................       6,778,958
   3,120,000  Aristar, Inc.
              5.53%, 4/14/98 ..................       3,113,769
  17,400,000  Asset Portfolio Funding
              5.50%, 4/7/98 ...................      17,384,050
   8,160,000  Bemis Co., Inc.
              5.51%, 4/24/98 ..................       8,131,274
   3,215,000  BMW U.S. Capital Corp.
              5.51%, 5/13/98 ..................       3,194,333
   3,700,000  Daimler-Benz North America Corp.
              5.50%, 5/4/98 ...................       3,681,346
     640,000  Delaware Funding Corp.
              5.53%, 5/20/98 ..................         635,183
              Duke Capital Corp.
   5,765,000   5.51%, 4/20/98 .................       5,748,235
   3,250,000   5.52%, 4/13/98 .................       3,244,020
   1,750,000   5.55%, 4/29/98 .................       1,742,446
              Eiger Capital Corp.
   8,150,000   5.52%, 4/27/98 .................       8,117,508
   8,760,000   5.52%, 5/22/98 .................       8,691,497
   2,830,000  Fina Oil & Chemical Co.
              5.54%, 5/12/98 ..................       2,812,144
              Finova Capital Corp.
  29,330,000   5.49%, 4/9/98 ..................      29,294,218
   1,600,000   5.55%, 4/20/98 .................       1,595,313
   6,300,000  Great Lakes Chemical Corp.
               5.52%, 4/15/98 .................       6,286,476


   Principal
    Amount                                             Value
SHORT-TERM INVESTMENTS - continued
              Commercial Paper - continued
              GTE Corp.
 $25,000,000   5.57%, 4/3/98 ..................    $ 24,992,264
  11,600,000   5.67%, 5/7/98 ..................      11,534,228
  28,750,000  Market Street Funding Corp.
              5.55%, 5/13/98 ..................      28,563,844
  15,330,000  Massachusetts College of Pharmacy &
              Allied Health Services
              5.50%, 4/2/98 ...................      15,327,658
              Montana Blanc Capital Corp.
   6,225,000   5.53%, 5/28/98 .................       6,170,495
  20,000,000   5.55%, 5/22/98 .................      19,842,750
  16,000,000  Park Avenue Recreation Corp.
              5.55%, 5/22/98 ..................      15,874,200
  25,000,000  Republic Industries Funding Corp.
              5.52%, 4/24/98 ..................      24,911,833
              Spec Purpose Accts Recreation Co.
  16,350,000   5.51%, 4/20/98 .................      16,302,453
   1,675,000   5.55%, 5/6/98 ..................       1,665,962
   9,780,000  Swiss Re Financial Products Corp.
              5.50%, 4/27/98 ..................       9,741,152
              Trident Capital Finance, Inc.
   8,680,000   5.50%, 4/7/98 ..................       8,672,043
     320,000   5.55%, 5/19/98 .................         317,632
                                                   ------------
                                                    298,382,751
                                                   ------------
              Total Short-Term Investments
              (cost $298,382,751)..............     298,382,751
                                                   ------------


     Total Investments -
      (cost $1,935,098,601).....  99.4%       2,626,081,854
     Other Assets and
     Liabilities - net .........   0.6           15,145,758
                                 -----        -------------
     Net Assets ................ 100.0%      $2,641,227,612
                                 =====       ==============


*    Non-income producing securities.
** At March 31, 1998 the Fund owned 117,000 shares of common stock of First Union Corp. at a cost of $2,358,411. During the period ended March 31, 1998 the Fund earned $152,000 in dividend income from this investment. These shares were purchased by the Fund prior to the acquisition of the investment adviser and Lieber & Company by First Union.
144A Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(a)  Less than one-tenth of a percent.



ADR    American Depository Receipts
BUCS   Beneficial Unsecured Convertible Securities
DECS   Dividend Enhanced Convertible Stock
PERCS  Preferred Equity Redemption Cumulative Stock
PRIDES Preferred Redeemable Increased Dividend Equity Securities
REIT   Real Estate Investment Trust
SA     Sociedad Anonyme (Spanish Corporation)







                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Tax Strategic Foundation Fund




                            Schedule of Investments

                                 March 31, 1998




       Shares                                         Value
COMMON STOCK - 39.8%
                     Aerospace &
                     Defense - 0.8%
       45,000        Boeing Co. ...........     $2,345,625
                                                ----------
                     Automotive Equipment &
                      Manufacturing - 0.1%
       10,000        Sonic Automotive, Inc.
                      Banks - 6.9% ........        172,500
                                                ----------
       19,600        BancorpSouth, Inc. ...        861,175
       19,500        BankBoston Corp. .....      2,149,875
       27,563        Beverly Bancorporation,
                     Inc. .................        737,297
       25,000        Cape Cod Bank & Trust
                     Co. ..................      1,100,000
       15,000        CitiCorp .............      2,130,000
        5,000        Comerica, Inc. .......        529,062
       14,000        Crestar Financial Corp.       827,750
       24,660        Dime Bancorp, Inc. ...        741,341
        4,000        First Empire State Corp.    1,999,500
       16,500        First of America Bank
                     Corp. ................      1,427,250
        3,000        First Union Corp. ** .        170,250
        5,000        Fleet Financial Group,
                     Inc. .................        425,312
       11,550        Interchange Financial
                     Services Corp. .......        355,163
        8,000        KeyCorp ..............        302,500
       11,875        NationsBank Corp. ....        866,133
       15,750        One Valley Bancorp of
                     West Virginia, Inc. ..        595,547
       10,000        Republic New York Corp.     1,333,750
       15,000        Seacoast Banking Corp.
                     of Florida Cl. A .....        555,000
       37,255        SouthTrust Corp. .....      1,560,053
       10,000        Suntrust Banks, Inc. .        753,750
       20,000        Wilmington Trust Corp. .    1,327,500
                                                ----------
                                                20,748,208
                                                ----------
                     Building, Construction &
                        Furnishings - 1.3%
       25,000        Clayton Homes, Inc. ..        506,250
       10,700        La-Z-Boy Chair Co. ...        534,331
       16,000        Lowe's Companies, Inc. .    1,123,000
       10,000        Royal Group Technologies
                     Ltd. ..................       327,500
       39,100        Shelby Williams
                     Industries, Inc. ......       584,056
      33,300 *       Toll Brothers, Inc. ..        936,563
                                                ----------
                                                 4,011,700
                                                ----------
                     Business Equipment &
                           Services - 0.4%
      17,500 *       Crescent Operating, Inc.      374,063
       10,000        First Data Corp. .....        325,000
        5,000        Lucent Technologies,
                     Inc. .................        639,375
                                                ----------
                                                 1,338,438
                                                ----------
                     Capital Goods - 1.0%
       20,600        Caterpillar, Inc. ....      1,134,288
       30,000        Deere & Co. ..........      1,858,125
                                                ----------
                                                 2,992,413
                                                ----------
                     Chemicals & Agricultural
                           Products - 2.0%
       20,000        Du Pont (E. I.) De
                     Nemours & Co. ........      1,360,000
       10,000        H.B. Fuller Co. ......        598,750
       19,000        MacDermid, Inc. ......        546,250
       35,000        Monsanto Co. .........      1,820,000
       11,000        Morton International,
                     Inc. .................        360,937


       Shares                                         Value
COMMON STOCK - continued
                     Chemicals & Agricultural
                     Products - continued
       20,000        Schulman (A.), Inc. ..     $  505,000
       20,000        Sigma-Aldrich Corp. ..        745,000
                                                ----------
                                                 5,935,937
                                                ----------
                     Communication Systems &
                           Services - 0.1%
       4,500 *       Cisco Systems, Inc. ..        307,688
                                                ----------
                     Consumer Products &
                           Services - 1.4%
       10,000        Adidas AG ADS, 144A ..        887,500
      37,788 *       Cendant Corp. ........      1,497,350
       12,000        Gucci Group ..........        570,000
       32,100        Russ Berrie & Co., Inc.       973,031
       10,500        Toro Co. .............        402,281
                                                ----------
                                                 4,330,162
                                                ----------
                     Electrical Equipment &
                           Services - 2.3%
       24,900        AMP, Inc. ............      1,090,931
        6,600        Applied Power, Inc., Cl.
                     A .....................       254,100
       10,000        General Electric Co. .        861,875
       40,000        Harman International
                     Industries, Inc. .....      1,760,000
       17,000        Honeywell, Inc. ......      1,405,688
       19,700        Perkin Elmer Corp. ...      1,424,556
                                                ----------
                                                 6,797,150
                                                ----------
                     Finance &
                     Insurance - 5.2%
       18,000        American International
                     Group, Inc. ..........      2,266,875
       12,000        Chubb Corp. ..........        940,500
       20,000        Countrywide Credit
                     Industries, Inc. ......     1,063,750
        3,000        Enhance Financial
                     Services Group, Inc. ..       208,312
       10,000        FBL Financial Group,
                     Inc., Cl. A ...........       506,250
       12,000        Federal National
                     Mortgage Association ..       759,000
      20,000 *       FPIC Insurance Group,
                     Inc. ...................      645,000
       30,000        Frontier Insurance
                     Group, Inc. ............      828,750
       47,100        Interstate/Johnson Lane,
                     Inc. ...................    1,436,550
       13,333        Legg Mason, Inc. .....        790,814
       20,000        Lehman Brothers
                     Holdings, Inc. .........    1,497,500
       20,000        Mercury General Corp.       1,251,250
       28,000        Merrill Lynch & Co.,
                     Inc. ...................    2,324,000
       28,000        Nationwide Financial
                     Services, Inc.
                     Cl. A ..................    1,214,500
         183 *       Security Capital Group,
                     Inc. Cl. B,
                     Warrants $28.00 Expiring
                     9/18/98 .................         606
                                                ----------
                                                15,733,657
                                                ----------
                     Food & Beverage
                     Products - 0.2%
       15,000        International Home Foods,
                     Inc. ..................       498,750
                                                ----------
                     Healthcare Products &
                           Services - 2.6%
        7,000        Abbott Laboratories ..        527,188
       20,000        American Home Products
                     Corp...................     1,907,500
       23,800        Beckman Instruments, Inc.   1,364,037
      19,000 *       First Health Group Corp. .  1,030,750
       5,000 *       Lincare Holdings, Inc. .      353,125
       12,000        Medtronic, Inc. ......        622,500
        5,000        Merck & Co., Inc. ....        641,875
       10,000        Pfizer, Inc. .........        996,875

                                   EVERGREEN
                         Tax Strategic Foundation Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




       Shares                                                         Value
COMMON STOCK - continued
                     Healthcare Products &
                     Services - continued
        5,000        Shared Medical System Corp. ..........     $   391,875
                                                                -----------
                                                                  7,835,725
                                                                -----------
                     Industrial Specialty Products &
                            Services - 1.3%
       29,151        Autoliv, Inc. ........................         905,503
       7,500 *       Chemfab Corp. ........................         183,750
       24,000        Furon Co. ............................         565,500
      25,000 *       Meade Instruments Corp. ..............         242,187
        7,800        Park Electrochemical Corp. ...........         201,338
       13,900        Snap-on, Inc. ........................         634,187
       20,000        Timken Co. ...........................         676,250
      20,000 *       UCAR International, Inc. .............         627,500
                                                                -----------
                                                                  4,036,215
                                                                -----------
                     Information Services &
                          Technology - 1.7%
       8,000 *       Etec Systems, Inc. ...................         472,000
      10,000 *       Gateway 2000, Inc. ...................         469,375
       24,000        Hewlett-Packard Co. ..................       1,521,000
       24,000        Intel Corp. ..........................       1,873,500
        4,000        International Business Machines Corp.          415,500
      10,000 *       Sun Microsystems, Inc. ...............         417,187
                                                                -----------
                                                                  5,168,562
                                                                -----------
                          Oil/Energy - 0.7%
       10,000        Amoco Corp. ..........................         863,750
       10,000        Equitable Resources, Inc. ............         332,500
       30,000        Williams Companies, Inc. .............         960,000
                                                                -----------
                                                                  2,156,250
                                                                -----------
                     Oil Field Services - 0.1%
        5,000        Schlumberger Ltd. ....................         378,750
                                                                -----------
                     Publishing, Broadcasting &
                       Entertainment - 0.2%
       10,000        Belo (A.H.) Corp., Ser. A ............         550,000
                                                                -----------
                     Real Estate - 5.8%
      10,300 *       Alexander's, Inc. REIT ...............         964,981
       60,000        AMB Property Corp. REIT ..............       1,447,500
       50,000        Boston Properties, Inc. REIT .........       1,759,375
       20,000        Brandywine Realty Trust REIT .........         476,250
       25,000        Capital Trust, Cl. A .................         243,750
       12,000        Capstead Mortgage Corp. REIT .........         237,000
       31,400        Continental Homes Holding Corp. ......       1,460,100
       70,000        Del Webb Corp. .......................       2,135,000
       25,000        Equity Office Properties Trust REIT ..         765,625
       13,500        Gables Residential Trust REIT ........         367,031
      45,831 *       Homestead Village Properties, Inc. ...         693,194
       35,400        Horizon Group, Inc. REIT .............         435,862
       40,000        INMC Mortgage Holdings, Inc. .........       1,000,000
      15,000 *       Interstate Hotels Co. ................         538,125
      40,000 *       John Q. Hammons Hotels, Inc., Cl. A ..         315,000
       30,000        Kilroy Realty Corp. REIT .............         856,875
       29,000        Patriot American Hospitality, Inc. REIT        783,000
       20,000        Prentiss Properties Trust REIT .......         522,500


       Shares                                                         Value
COMMON STOCK - continued
                     Real Estate - continued
        3,485        Security Capital Pacific Trust REIT ..     $    83,858
       10,000        SL Green Realty Corp. REIT ...........         255,625
       20,000        Starwood Hotels & Resorts
                     Trust REIT ...........................       1,068,750
       55,000        Sunstone Hotel Investors, Inc. REIT ..         880,000
       15,000        Trizec Hahn Corp. ....................         353,438
                                                                -----------
                                                                 17,642,839
                                                                -----------
                     Retailing & Wholesale - 1.9%
       18,000        Avnet, Inc. ..........................       1,036,125
       22,200        Mercantile Stores Co., Inc. ..........       1,491,562
      10,000 *       Payless Shoesource, Inc. .............         752,500
       80,000        SED International Holdings, Inc. .....         910,000
       35,100        St. John Knits, Inc. .................       1,658,475
                                                                -----------
                                                                  5,848,662
                                                                -----------
                     Thrift Institutions - 1.0%
       18,000        Bank United Corp. ....................         900,000
       15,000        BankUnited Financial Corp. ...........         210,000
       10,000        Golden West Financial Corp. ..........         958,125
       30,000        Mech Financial, Inc. .................         915,000
                                                                -----------
                                                                  2,983,125
                                                                -----------
                      Transportation - 1.7%
      47,000 *       Airnet Systems, Inc. .................       1,363,000
       10,000        GATX Corp. ...........................         780,000
       20,700        Midwest Express Holdings, Inc. .......       1,014,300
       35,000        Union Pacific Corp. ..................       1,966,563
                                                                -----------
                                                                  5,123,863
                                                                -----------
                     Utilities - Electric - 0.1%
        9,900        TNP Enterprises, Inc. ................         327,319
                                                                -----------
                     Utilities - Telephone - 1.0%
       25,000        Frontier Corp. .......................         814,063
       18,000        GTE Corp. ............................       1,077,750
       18,000        Sprint Corp. .........................       1,218,375
                                                                -----------
                                                                  3,110,188
                                                                -----------
                     Total Common Stock
                     (cost $89,101,662)....................     120,373,726
                                                                -----------
CONVERTIBLE PREFERRED STOCKS - 1.1%
                               Banks - 0.7%
       63,000        WBK Trust, 10.00%, STRYPES
                     (exchangeable for Westpac
                     Banking Corp. Common Stock) ..........       2,145,937
                                                                -----------
                      Transportation - 0.4%
       20,000        CNF Trust I TECONS (exchangeable for
                     CNF Transportation, Inc.
                     common stock), 5.00%, Ser. A .........       1,160,000
                                                                -----------
                     Total Convertible Preferred Stocks
                     (cost $2,975,050).....................       3,305,937
                                                                -----------

                                   EVERGREEN
                         Tax Strategic Foundation Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




      Principal
       Amount                                              Value
CONVERTIBLE DEBENTURES - 0.2%
                      Business Equipment &
                         Services - 0.1%
$  150,000            Personnel Group of America, Inc.,
                      5.75%, 7/1/04, 144A .................     $  214,875
                                                                ----------
                      Oil Field Services - 0.1%
   250,000            Parker Drilling Co.,
                      5.50%, 8/1/04 .......................        251,250
                                                                ----------
                      Total Convertible Debentures
                      (cost $400,000)......................        466,125
                                                                ----------
MUNICIPAL OBLIGATIONS - 59.2%
                      Long Term - 52.2%
                           Alaska - 0.7%
 1,000,000            Alaska Hsg. Fin. Corp. Mtge.
                      RB, 1996 Ser. A
                      6.05%, 12/1/17 (MBIA) ...............      1,055,860
 1,000,000            Alaska Hsg. Fin. Corp. RB
                      Mtge. Ser. A-1
                      5.30%, 12/1/12 (MBIA) ...............      1,019,110
                                                                ----------
                                                                 2,074,970
                                                                ----------
                          Arizona - 0.2%
   500,000            City of Tucson GO RB,
                      Ser. 1995
                      5.70%, 7/1/08 (FGIC) ................        540,030
                                                                ----------
                       California - 4.2%
   500,000            California Edl. Facs. Auth.
                      RB (Carnegie Institution of
                      Washington), Ser. A
                      5.60%, 10/1/23 ......................        516,365
   700,000            California Hsg. Fin. Agcy. RB
                      Ser. I
                      5.75%, 2/1/29 (MBIA) ................        722,904
   500,000            California Hsg. Fin. Agcy. RB
                      Home Mtge. Ser. L
                      5.35%, 8/1/17 .......................        508,300
 1,500,000            California St. Ser. BG
                      5.05%, 12/1/11 ......................      1,509,105
 1,000,000            Los Angeles Cnty. Metro.
                      Trans. Auth. Sales Tax RB
                      Ser. A
                      5.13%, 7/1/10 (MBIA) ................      1,037,480
 1,200,000            Los Angeles Cnty. Pub. Works
                      Fin. Auth. RB Regional Park &
                      Open Space Dist. A
                      5.00%, 10/1/16 ......................      1,176,588
   500,000            Modesto Irrigation Dist.
                      Fing. Auth. RB Refunding
                      (Domestic Wtr. Proj.) Ser. D
                      5.00%, 9/1/12 (AMBAC) ...............        505,055
 1,200,000            Northern CA Transmission RB
                      Ser. A
                      5.30%, 5/1/10 (MBIA) ................      1,276,008
 1,000,000            Oakland GO Ser. C, Measure K
                      5.90%, 12/15/22 (MBIA) ..............      1,072,110
   700,000            Palm Desert Fing. Auth. Tax
                      Alloc. RB (Housing Set Aside)
                      5.00%, 10/1/13 (MBIA) ...............        703,885
 1,000,000            San Francisco Bay Area Rapid
                      Transport Dist. Sales Tax RB
                      5.25%, 7/1/18 .......................      1,008,920


      Principal
       Amount                                              Value
MUNICIPAL OBLIGATIONS - continued
                      California - continued
$1,000,000            San Francisco City & Cnty.
                      Int'l Aprt. RB Ser. Issue
                      10-A, (AMT)
                      5.70%, 5/1/26 (MBIA) ................     $1,042,790
   500,000            Simi Valley Unified Sch.
                      Dist. Refunding Capital
                      Improvement Proj. Cert. Part.
                      5.25%, 8/1/22 .......................        514,590
 1,000,000            Southern CA Pub. Pwr. Auth.
                      RB (Mead Adelanto Proj.)
                      Ser. A
                      5.00%, 7/1/17 (AMBAC) ...............        981,740
                                                                ----------
                                                                12,575,840
                                                                ----------
   500,000            Arapahoe Cnty. Pub. Hwy.
                      Auth. Capital Imp. Trust Fund
                      Hwy. RB (E-470 Proj.)
                      6.15%, 8/31/26 (MBIA) ...............        551,670
 3,000,000            Arapahoe Cnty. Senior E-470
                      Pub. Auth. Capital Imp. Trust
                      Fund Hwy. Prerefunded RB
                      7.00%, 8/31/26 ......................      3,566,760
 1,000,000            Denver City & Cnty. Arpt. RB
                      Ser. D
                      5.50%, 11/15/25 (MBIA) ..............      1,027,470
   500,000            Denver City & Cnty. Sch.
                      Dist. # 1 GO RB, Ser. 1994A
                      6.50%, 6/1/10 (MBIA) ................        583,650
 1,070,000            Douglas Cnty. Sch. Dist. # 1
                      Imp. Prerefunded RB Ser. A
                      6.50%, 12/15/16 .....................      1,217,179
 1,500,000            E-470 Pub. Hwy. Auth. RB
                      Ser. A
                      5.00%, 9/1/26 (MBIA) ................      1,444,890
 3,060,000            Univ. Hosp. Auth. RB Ser. A
                      6.40%, 11/15/22 (AMBAC) .............      3,395,957
   500,000            Univ. Hosp. Auth. RB Ser. A
                      5.25%, 11/15/22 (AMBAC) .............        499,285
                                                                ----------
                                                                12,286,861
                                                                ----------
                         Delaware - 0.4%
 1,000,000            Delaware Econ. Dev. Auth. RB
                      (The Osteopathic Hosp. Assoc.
                      of Delaware/Riverside
                      Hosp.), Ser. A
                      6.50%, 1/1/08 .......................      1,121,430
                                                                ----------
                      District Of Columbia - 0.5%
 1,500,000             Metro Wash DC Airport Authority
                      RB Ser. B
                      5.50%, 10/1/23 (AMT) ................      1,530,765
                                                                ----------
                          Florida - 1.2%
   300,000            Dade Cnty. Aviation RRB,
                      Ser. 1995A
                      6.10%, 10/1/11 (AMBAC) ..............        329,805
 2,000,000            Florida Muni. Pwr. Agcy. RB
                      Prerefunded (Stanton II Proj.)
                      6.50%, 10/1/20 (AMBAC) ..............      2,227,000
 1,000,000            Sarasota Cnty. Pub. Hosp.
                      Board RB (Sarasota Mem. Hosp.
                      Proj.) Ser. B
                      5.38%, 10/1/20 ......................      1,011,550
                                                                ----------
                                                                 3,568,355
                                                                ----------

                                   EVERGREEN
                         Tax Strategic Foundation Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




      Principal
       Amount                                                       Value
MUNICIPAL OBLIGATIONS - continued
                             Georgia - 2.9%
$ 1,000,000           Atlanta Wtr. & Swr. RB
                      5.25%, 1/1/27 (FGIC) .........................     $  999,910
  1,000,000           Cherokee Cnty. Wtr. & Swr.
                      Auth. RB
                      5.20%, 8/1/25 (MBIA) .........................      1,021,730
  2,000,000           Cobb-Marietta Colliseum &
                      Exhibit Hall Auth. RB
                      6.75%, 10/1/26 (MBIA) ........................      2,206,580
  1,000,000           Dalton Util. RRB
                      6.00%, 1/1/08 (MBIA) .........................      1,115,580
  2,000,000           De Kalb Cnty. Prerefunded GO
                      6.65%, 1/1/20 ................................      2,206,860
  1,000,000           Georgia Muni. Elec. Auth.
                      Pwr. Rev. Spec. Oblig. Bonds
                      Ser. Y
                      6.50%, 1/1/17 (MBIA) .........................      1,176,330
                                                                         ----------
                                                                          8,726,990
                                                                         ----------
                              Hawaii - 0.4%
  1,000,000           Hawaii St. GO Ser. CN
                      6.00%, 3/1/09 (FGIC) .........................      1,114,500
                                                                         ----------
                            Illinois - 1.8%
  1,000,000           Chicago Board of Ed. GO
                      (School Reform Proj.)
                      6.75%, 12/1/09 (AMBAC) .......................      1,181,420
  2,500,000           Chicago Skyway Toll Bridge
                      Prerefunded RB
                      6.75%, 1/1/14 ................................      2,852,150
  1,000,000           Chicago Wastewater
                      Transmission RB
                      5.00%, 1/1/15 (FGIC) .........................        988,750
    450,000           Illinois Sales Tax RB Ser. V
                      6.38%, 6/15/17 ...............................        500,557
                                                                         ----------
                                                                          5,522,877
                                                                         ----------
                             Indiana - 0.7%
  2,000,000           Indiana Hsg. Fin. Single
                      Family Mtge. RB Ser. A-2
                      5.15%, 7/1/17 (FNMA/GNMA) ....................      1,997,420
                                                                         ----------
                               Maine - 0.5%
  1,000,000           Maine Hlth. & High Edl. Facs.
                      Auth. RB Ser. B
                      5.75%, 7/1/26 (AMBAC) ........................      1,052,930
    500,000           Maine Hsg. Auth. Mtge.
                      Purchase RB Ser. F-1
                      5.50%, 11/15/29 ..............................        504,670
                                                                         ----------
                                                                          1,557,600
                                                                         ----------
                            Maryland - 0.3%
  1,000,000           Prince Georges Cnty. GO
                      (Cons. Pub. Imps.)
                      5.50%, 3/15/16 ...............................      1,040,400
                                                                         ----------
                       Massachusetts - 3.0%
    250,000           Massachusetts Hsg. Fin. Agcy.
                      Hsg. Proj. RRB, 1993 Ser. A
                      5.95%, 10/1/08 (AMBAC) .......................        265,550
    250,000           Massachusetts Bay Trans.
                      Auth. General Trans. Sys.
                      Bonds, Ser. 1994A
                      7.00%, 3/1/08 ................................        298,658


      Principal
       Amount                                                       Value
MUNICIPAL OBLIGATIONS - continued
                      Massachusetts - continued
$ 1,000,000           Massachusetts Bay Trans.
                      Auth. RB (Refunding Gen.
                      Trans. Sys. A)
                      7.00%, 3/1/14 ................................     $1,230,180
  1,000,000           Massachusetts Hsg. Fin. Agcy.
                      RB (AMT) Single Family Ser. 59
                      5.40%, 6/1/20 (MBIA) .........................        999,920
  2,500,000           Massachusetts Port. Auth. RB
                      Ser. A
                      5.00%, 7/1/27 ................................      2,403,275
    820,000           Massachusetts Port. Auth. RB
                      Refunding Ser. A
                      5.50%, 7/1/13 ................................        860,811
  1,000,000           Massachusetts Tpke. Auth. RB
                      Senior Ser. A
                      5.13%, 1/1/23 (MBIA) .........................        981,350
  1,000,000           Massachusetts Tpke. Auth. RB
                      (Western Tpke.) Ser. A
                      5.55%, 1/1/17 (MBIA) .........................      1,011,320
  1,000,000           Massachusetts Wtr. Resources
                      Auth. RB (Houston Inds. Inc.
                      Proj. A)
                      4.75%, 8/1/37 ................................        917,100
                                                                         ----------
                                                                          8,968,164
                                                                         ----------
                            Michigan - 1.9%
  1,000,000           Detroit Prerefunded GO Ser. A
                      6.80%, 4/1/15 ................................      1,154,280
  1,030,000           Detroit Wtr. Supply Sys. RB
                      Sr. Lien Ser. A
                      5.75%, 7/1/11 (MBIA) .........................      1,130,343
    300,000           Michigan Muni. Bond Auth. RB
                      (Local Govt. Loan Proj.),
                      Ser 1994G
                      6.55%, 11/1/08 (AMBAC) .......................        340,827
  1,000,000           Michigan Bldg. Auth. RB Fac.
                      Proj. Ser. II
                      5.05%, 10/15/14 ..............................        992,010
  2,000,000           Monroe Cnty. Econ. Dev. Corp.
                      Ltd. Prerefunded RB (Comm.
                      Hlth. Serv. Proj.)
                      7.00%, 9/1/21 (MBIA) .........................      2,215,180
                                                                         ----------
                                                                          5,832,640
                                                                         ----------
                           Minnesota - 0.7%
  2,000,000           Minnesota St. Prerefunded GO
                      6.63%, 8/1/08 ................................      2,157,000
                                                                         ----------
                            Missouri - 3.3%
    480,000           Missouri Hsg. Dev. Commission
                      Single Family Mtge. RB
                      (Homeownership Loan Proj.),
                      1996 Ser. D
                      6.00%, 9/1/17
                      (Collaterialized by GNMA or
                      FNMA Certificates AMT) .......................        500,424
    930,000           Missouri Hsg. Dev. Commission
                      Single Family Mtge. RB
                      (Homeownership Loan Proj.),
                      1996 Ser. B
                      6.25%, 9/1/15
                      (Collaterialized by GNMA or
                      FNMA Certificates) ...........................        981,680
  1,000,000           Missouri Hsg. Dev. Commission
                      Mtge.
                      5.55%, 3/1/29 ................................      1,022,980

                                   EVERGREEN
                         Tax Strategic Foundation Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




      Principal
       Amount                                                        Value
MUNICIPAL OBLIGATIONS - continued
                      Missouri - continued
$ 2,000,000           Sikeston Elec. Prerefunded RB
                      6.25%, 6/1/22 (MBIA) ..........................     $2,194,380
  2,250,000           Sikeston Elec. RB
                      6.25%, 6/1/12 (MBIA) ..........................      2,468,677
    775,000           Sikeston Elec. RB
                      6.00%, 6/1/13 (MBIA) ..........................        871,643
    500,000           St. Louis Board of Ed. GO
                      Refunding Ser. A
                      5.50%, 4/1/10 .................................        537,795
    500,000           St. Louis Muni. Fin. Corp.
                      Leasehold Rev. Imp. Bonds
                      (City Justice Ctr.),
                      Ser. 1996A
                      5.95%, 2/15/16 (AMBAC) ........................        539,370
  1,000,000           St. Louis Regl. Convention &
                      Sports Complex Auth. RB Facs. C
                      5.30%, 8/15/17 (AMBAC) ........................      1,010,530
                                                                          ----------
                                                                          10,127,479
                                                                          ----------
                       Nevada - 0.7%
  1,000,000           Clark Cnty., Las Vegas
                      McCarran Int'l Arpt.
                      Passanger Facs. RB Ser. A,
                      1992 Series A
                      6.00%, 7/1/22 (AMBAC) .........................      1,071,500
  1,000,000           Washoe Cnty. GO
                      5.00%, 6/1/17 (MBIA) ..........................        978,220
                                                                          ----------
                                                                           2,049,720
                                                                          ----------
                      New Jersey - 0.5%
  1,400,000           New Jersey Tpke. Auth. RB
                      Ser. C
                      6.50%, 1/1/16 (MBIA) ..........................      1,647,786
                                                                          ----------
                      New York - 6.6%
  2,500,000           Metro Trans. Auth. NY
                      Commuter Facs. RB Ser. C-2
                      5.38%, 7/1/27 (FGIC) ..........................      2,540,950
  1,000,000           Metro Trans. Auth. NY
                      Commuter Facs. RB Ser. D
                      5.13%, 7/1/22 (MBIA) ..........................        982,880
    375,000           New York City GO Ser. L
                      5.38%, 8/1/11 (MBIA) ..........................        389,662
  2,485,000           New York City Prerefunded GO
                      Ser. A
                      8.00%, 8/15/21 ................................      2,822,190
  2,000,000           New York City Transitional
                      Fin. Auth. RB Future Tax
                      Secured Ser. A
                      5.00%, 8/15/15 ................................      1,963,460
    250,000           New York St. Mtge. Agcy.
                      Homeowner Mtge. RB, Ser. 44
                      (AMT)
                      6.60%, 4/1/03 .................................        264,090
    990,000           New York St. Mtge. Agcy.
                      Homeowner Mtge. RB, Ser. 56
                      (AMT)
                      5.88%, 10/1/19 ................................      1,025,363
    245,000           New York St. Med. Care Facs.
                      Fin. Agcy. RB (Mental Hlth.
                      Svcs. Facs.), 1992 Ser. B
                      6.25%, 8/15/10 (AMBAC) ........................        264,281


      Principal
       Amount                                                        Value
MUNICIPAL OBLIGATIONS - continued
                      New York - continued
$ 2,000,000           New York St. Med. Care Facs.
                      Fin. Agcy. RB Refunding Hosp.
                      Insured Mtge. A
                      5.38%, 2/15/25 (MBIA) .........................     $2,017,100
    500,000           New York St. Med. Care Facs.
                      Fin. Agcy. RB (Mental Hlth.
                      Svcs. Facs.), 1995 Ser. A
                      6.00%, 2/15/25 (MBIA) .........................        532,125
    500,000           New York St. Mtge. Agcy. RB
                      (Homeowner Mtge.) Ser. 63,
                      (AMT)
                      5.60%, 4/1/10 .................................        518,970
  1,000,000           New York St. Thruway Auth.
                      Ser. C
                      6.00%, 1/1/25 (FGIC) ..........................      1,070,810
  1,000,000           New York St. Thruway Auth. RB
                      Ser. B
                      5.00%, 1/1/20 (MBIA) ..........................        971,510
    250,000           Port Auth. of New York & New
                      Jersey Consolidated Bonds,
                      97th Ser. 2nd Installment
                      (AMT)
                      7.00%, 7/15/05 (FGIC) .........................        288,993
  2,000,000           Port Auth. of New York & New
                      Jersey Special Obligation RB
                      (JFK Intl. Aprt. Terminal 6
                      Proj.)
                      6.25%, 12/1/10 ((MBIA) (AMT)) .................      2,270,660
  2,000,000           United Nations Dev. Corp.
                      Prerefunded RB Ser. A
                      6.00%, 7/1/26 .................................      2,203,040
                                                                          ----------
                                                                          20,126,084
                                                                          ----------
                      North Carolina - 0.2%
    500,000           North Carolina Hsg. Fin.
                      Agcy. Single Family Ser. 00,
                      (Orig. Avg. Life Est.)
                      5.80%, 9/1/12 (FHA) ............................       526,430
                                                                          ----------
                      North Dakota - 0.3%
  1,000,000           Mercer Cnty. Poll. Ctrl. RRB
                      (Basin Elec. Pwr.
                      Cooperative-Antelope Valley
                      Unit 1 & Common Facs.),
                      Second 1995 Ser.
                      6.05%, 1/1/19 (AMBAC) .........................      1,079,750
                                                                          ----------
                         Ohio - 1.9%
    500,000           Akron Econ. Dev. RB
                      6.00%, 12/1/12 (MBIA) .........................        562,055
    700,000           Board of Ed. Beavercreek
                      Local Sch. Dist. (Cnty. of
                      Greene) Sch. Imp. Bonds
                      (Unltd. Tax GO), Ser. 1996
                      6.60%, 12/1/15 (FGIC) .........................        838,236
  1,000,000           Cleveland Arpt. Sys. RB Ser. A
                      5.13%, 1/1/17 (FSA AMT) .......................        978,120
  2,000,000           Cleveland Prerefunded GO
                      Ser. B
                      6.75%, 10/1/08 (AMBAC) ........................      2,206,580
  1,000,000           Jefferson Cnty. GO Refunding
                      Improvement
                      5.70%, 12/1/13 ................................      1,097,550
                                                                          ----------
                                                                           5,682,541
                                                                          ----------

                                   EVERGREEN
                         Tax Strategic Foundation Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




      Principal
       Amount                                                            Value
MUNICIPAL OBLIGATIONS - continued
                             Oregon - 0.3%
$ 1,025,000           Eugene Cnty. Elec. Util. RB
                      4.75%, 8/1/12 .....................................     $1,003,034
                                                                              ----------
                       Pennsylvania - 5.2%
  2,500,000           North Penn Wtr. Auth. RB
                      6.88%, 11/1/19 (FGIC) .............................      2,887,575
  2,000,000           North Wales Wtr. Auth. RB
                      7.00%, 11/1/20 (FGIC) .............................      2,307,900
    500,000           Pennsylvania Convention Ctr.
                      Auth. RB Ser. A, 1989 Ser. A
                      6.70%, 9/1/16 (FGIC) ..............................        592,890
    500,000           Pennsylvania Higher Ed. Facs.
                      Auth. RB Drexel Univ.
                      4.80%, 5/1/28 (MBIA) ..............................        466,135
    500,000           Pennsylvania Hsg. Fin. Agcy.
                      Single Family Mtge. Ser. 61B RB
                      5.20%, 10/1/14 ....................................        502,150
  1,965,000           Pennsylvania
                      Intergovernmental Coop. Auth.
                      Spec. Tax Rev. Phil. Funding
                      Prog., Prerefunded
                      6.80%, 6/15/12 ....................................      2,164,369
  1,450,000           Pennsylvania
                      Intergovernmental Coop. Auth.
                      Spec. Tax Rev. Phil. Funding
                      Prog., Prerefunded
                      7.00%, 6/15/14 ....................................      1,684,407
  3,000,000           Philadelphia Hosp. & Higher
                      Ed. Facs. Auth. Prerefunded
                      RB Childrens Hosp. Proj. Ser. A
                      6.50%, 2/15/21 ...................................      3,297,390
    750,000           Philadelphia Wtr. & Wastewater RB
                      6.25%, 8/1/11 (MBIA) ..............................        858,525
  1,000,000           York Cnty. Solid Waste &
                      Refuse Auth. Solid Waste Sys. RB
                      5.50%, 12/1/11 (FGIC) .............................      1,075,740
                                                                              ----------
                                                                              15,837,081
                                                                              ----------
                      South Dakota - 0.4%
  1,235,000           South Dakota Hsg. Dev. Auth.
                      RB Homeownership B
                      5.25%, 5/1/17 .....................................      1,238,236
                                                                              ----------
                          Tennessee - 0.1%
    300,000           Bristol Hlth. & Edl. Facs.
                      Board RRB (Bristol Mem.
                      Hosp.), Ser. 1993
                      6.75%, 9/1/07 (FGIC) ..............................        350,079
                                                                              ----------
                              Texas - 4.7%
  1,000,000           Cypress Fair Independent Sch. Dist.
                      5.13%, 2/15/12 ....................................      1,012,780
  1,000,000           Harris Cnty. Hlth. Facs.
                      Hosp. RB (Memorial Hermann
                      Hosp. Sys. Proj.)
                      5.50%, 6/1/10 .....................................      1,062,920
  1,000,000           Houston Wtr. Conveyance Sys.
                      Contract COP, Ser. 1993J
                      6.13%, 12/15/09 (AMBAC) ...........................      1,133,850
    500,000           Houston Wtr. Conveyance Sys.
                      Contract COP, Ser. 1993H
                      7.50%, 12/15/10 (AMBAC) ...........................        632,745
  1,500,000           Irving Independent Sch. Dist. GO
                      5.13%, 2/15/18 ....................................      1,488,090
    460,000           Lubbock Elec. Light & Pwr. Sys. RB
                      4.25%, 4/15/16 (AMBAC) ............................        412,229


      Principal
       Amount                                                            Value
MUNICIPAL OBLIGATIONS - continued
                      Texas - continued
$   460,000           Lubbock Elec. Light & Pwr. Sys. RB
                      4.25%, 4/15/17 (AMBAC) ...........................     $  409,110
  1,000,000           San Antonio Elec. & Gas RB
                      5.25%, 2/1/10 .....................................      1,039,320
  2,000,000           San Antonio Prerefunded GO
                      6.75%, 8/1/08 .....................................      2,164,060
  1,500,000           Tarrant Cnty. Hlth. Facs.
                      Dev. Corp. Hlth. Res. Sys. Ser. A
                      5.25%, 2/15/17 (MBIA) .............................      1,499,910
  1,000,000           Texas Muni. Pwr. Agcy. RB
                      5.25%, 9/1/09 (MBIA) ..............................      1,054,460
  2,000,000           Univ. of Texas Permanent
                      Univ. Fund RB Prerefunded
                      6.50%, 7/1/11 .....................................      2,180,200
                                                                              ----------
                                                                              14,089,674
                                                                              ----------
                               Utah - 0.4%
    500,000           Salt Lake City Hosp. RB (IHC
                      Hosp., Inc.)
                      6.30%, 2/15/15 ....................................        576,570
    500,000           Utah Hsg. Fin. Agcy. RB
                      (Single Family Mtge.) Ser. B
                      6.00%, 7/1/16 (FHA) ...............................        528,775
                                                                              ----------
                                                                               1,105,345
                                                                              ----------
                            Vermont - 0.5%
  1,315,000           Burlington Elec. RB Ser. A
                      6.25%, 7/1/12 (MBIA) .............................       1,511,514
                                                                              ----------
                           Virginia - 0.7%
  1,000,000           Virginia Hsg. Dev. Auth.
                      Commonwealth Mtg. RB Ser. H,
                      Sub-Ser. H-1-RMK
                      5.00%, 7/1/14 .....................................        998,820
  1,000,000           Virginia Pub. Bldg. Auth.
                      Facs. RB Ser. A
                      5.38%, 8/1/10 .....................................      1,052,290
                                                                              ----------
                                                                               2,051,110
                                                                              ----------
                         Washington - 0.3%
    500,000           Snohomish Cnty. Sch. Dist. GO
                      5.70%, 12/1/15 (FGIC) .............................        529,680
    500,000           Vancouver Wtr. & Swr. RB
                      5.25%, 6/1/17 (MBIA) ..............................        502,130
                                                                              ----------
                                                                               1,031,810
                                                                              ----------
                      West Virginia - 0.7%
  1,000,000           West Virginia St. Ser. A
                      5.75%, 11/1/21 (FGIC) .............................      1,055,120
  1,000,000           West Virginia St. Hsg. Dev.
                      Fund RB Ser. A
                      6.05%, 5/1/27 .....................................      1,057,610
                                                                              ----------
                                                                               2,112,730
                                                                              ----------
                          Wisconsin - 0.6%
  1,000,000           Wisconsin Clean Wtr. RB Ser. 1
                      6.88%, 6/1/11 .....................................      1,206,710
    500,000           Wisconsin Hsg. & Econ. Dev.
                      Auth. Home Ownership RB
                      Ser. E (AMT)
                      6.00%, 9/1/28 .....................................        520,290
                                                                              ----------
                                                                               1,727,000
                                                                              ----------

                                   EVERGREEN
                         Tax Strategic Foundation Fund




                      Schedule of Investments (continued)

                                 March 31, 1998




    Principal
     Amount                                                       Value
MUNICIPAL OBLIGATIONS - continued
                Puerto Rico - 1.3%
 $  1,000,000   Puerto Rico Commonwealth GO
                6.50%, 7/1/10 (MBIA) ...........................    $  1,173,250
      225,000   Puerto Rico Commonwealth
                Infrastructure Fin. Auth. RB Ser. A
                5.00%, 7/1/28 (AMBAC) ..........................         218,160
    1,000,000   Puerto Rico Elec. Pwr. Auth. RB
                Ser. DD
                5.00%, 7/1/28 ..................................         953,500
      500,000   Puerto Rico Elec. Pwr. Auth. RB Ser. BB
                6.25%, 7/1/10 (MBIA) ...........................         575,040
      500,000   Puerto Rico Hsg. Bank & Fin.
                Agcy. RB (Single Family
                Affordable Hsg. Mtge. Subsidy
                Prog.) Portfolio I (AMT)
                5.85%, 4/1/09 ..................................         524,590
      500,000   Puerto Rico Pub. Bldgs. Auth.
                RB Govt. Fac. Ser. B
                5.10%, 7/1/10 (MBIA) ...........................         518,170
                                                                    ------------
                                                                       3,962,710
                                                                    ------------
                Total Long Term
                (cost $155,015,764) ............................     157,875,955
                                                                    ------------
                Short Term - 7.0%
                       Indiana - 0.3%
    1,000,000   Purdue Univ. RB Ser. H
                3.60% - VRDN ...................................       1,000,000
                                                                    ------------
                          Iowa - 2.2%
    6,700,000   Iowa Finance Auth. RB
                3.75% - VRDN ...................................       6,700,000
                                                                    ------------
                 Massachusetts - 1.7%
    5,000,000   Massachusetts St. Hlth. &
                Edl. Facs., Capital Assets
                Program, Series D
                3.80% - VRDN ...................................       5,000,000
                                                                    ------------


    Principal
     Amount                                                       Value
MUNICIPAL OBLIGATIONS - continued
                New York - 1.6%
 $  3,800,000   New York City Muni. Wtr. Fin.
                Auth.; Wtr. and Swr. Sys. RB,
                1993 Ser. C
                3.85% - VRDN (FGIC) ............................    $  3,800,000
    1,000,000   New York City Muni. Wtr. Fin.
                Auth. Wtr. & Swr. Ser. C
                Mandatory Tendr Upon Exp/Term
                Of Liquidity
                3.85% - VRDN (FGIC) ............................       1,000,000
                                                                    ------------
                                                                       4,800,000
                                                                    ------------
                         Texas - 0.3%
    1,000,000   Coastal Bend Hlth. Facs. Dev.
                3.70% - VRDN ...................................       1,000,000
                                                                    ------------
                     Wisconsin - 0.4%
    1,110,000   Louisiana Crosse Indl. Dev. RB
                3.85% - VRDN ...................................................
                                                                       1,110,000
                                                                    ------------
                       Wyoming - 0.5%
    1,600,000   Lincoln Cnty. Poll. Ctrl. RRB
                3.85% - VRDN ...................................       1,600,000
                                                                    ------------
                Total Short Term
                (cost $21,210,000) .............................      21,210,000
                                                                    ------------
                Total Municipal Obligations
                (cost $176,225,764) ............................     179,085,955
                                                                    ------------


   Shares                                               Amount
MUTUAL FUND SHARES - 0.0% (a)
  152,000   Federated Tax Free
            Obligations Fund (at net asset value)
            (cost $152,000) ...................          152,000
                                                         -------
            Total Investments -
            (cost $268,854,476) .....  100.3%        303,383,743
            Other Assets and
            Liabilities - net .......  ( 0.3%)          (882,503)
                                       -----         -----------
            Net Assets ..............  100.0%       $302,501,240
                                       =====        ============

*     Non income producing securities.
** At March 31, 1998 the Fund owned 3,000 shares of common stock of First Union Corp. at a cost of $57,890. During the period ended March 31, 1998 the Fund earned $3,900 in dividend income from this investment. These shares were purchased by the Fund prior to the acquisition of the investment adviser and Lieber & Company by First Union.
144A Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(a)   Less than one-tenth of a percent.

Summary of abbreviations:
ADS     American Depository Shares
AMT     Subject to Alternative Minimum Tax
FHA     Federal Housing Authority
FHLMC   Federal Home Loan Mortgage Corp.
FNMA    Federal National Mortgage Corp.
GO      General Obligations
GNMA    Government National Mortgage Corp.
RB      Revenue Bonds
REIT    Real Estate Investment Trust
RRB     Refunding Revenue Bonds
STRYPES Structured Yield Product Exchangeable for Stock
TECONS  Term Convertible Shares
VRDN Variable Rate Demand Notes are payable on demand at par on no more than seven calendar days' notice given by the Fund to the issuer or other parties not affiliated with the issuer. These notes normally incorporate an irrevocable letter of credit or line of credit from a major bank. Interest rates presented for these securities are those in effect as of March 31, 1998.

Municipal bond insurance companies:
AMBAC   American Municipal Bond Assurance Corp.
FGIC    Financial Guarantee Insurance Corp.
MBIA    Municipal Bond Insurance Association


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                Balanced Funds




                     Statements of Assets and Liabilities

                                 March 31, 1998


                                                                                American
                                                                               Retirement
                                                                                  Fund
                                                                           -----------------
Assets
 Investments at value (identified cost - $192,500,813, $1,280,624,600,
  $1,935,098,601 and $268,854,476, respectively)..........................   $ 234,985,901
 Cash ....................................................................         194,322
 Receivable for investments sold .........................................          62,143
 Receivable for Fund shares sold .........................................       1,353,344
 Dividends and interest receivable .......................................       1,458,986
 Unamortized organization expenses .......................................               0
 Unrealized appreciation on forward foreign
  currency exchange contracts ............................................               0
 Prepaid expenses and other assets .......................................          76,514
--------------------------------------------------------------------------   -------------
  Total assets ...........................................................     238,131,210
--------------------------------------------------------------------------   -------------
Liabilities
 Payable for investments purchased .......................................       3,550,955
 Payable for Fund shares repurchased .....................................         400,533
 Advisory fee payable ....................................................         144,415
 Distribution Plan expenses payable ......................................         121,943
 Due to related parties ..................................................               0
 Accrued expenses and other liabilities ..................................          94,022
--------------------------------------------------------------------------   -------------
  Total liabilities ......................................................       4,311,868
--------------------------------------------------------------------------   -------------
Net assets ...............................................................   $ 233,819,342
==========================================================================   =============
Net assets represented by
 Paid-in capital .........................................................   $ 189,282,268
 Undistributed (distributions in excess of) net investment income ........         235,752
 Accumulated net realized gain on investments,
  futures contracts and foreign currency related transactions ............       1,816,234
 Net unrealized appreciation on investments and
  foreign currency related transactions ..................................      42,485,088
--------------------------------------------------------------------------   -------------
  Total net assets .......................................................   $ 233,819,342
==========================================================================   =============
Net assets consists of
 Class A .................................................................   $  29,004,525
 Class B .................................................................     158,251,514
 Class C .................................................................       2,777,392
 Class Y .................................................................      43,785,911
--------------------------------------------------------------------------   -------------
                                                                             $ 233,819,342
                                                                             =============
Shares outstanding
 Class A .................................................................       1,736,778
 Class B .................................................................       9,526,808
 Class C .................................................................         166,810
 Class Y ................................................................       2,621,505
--------------------------------------------------------------------------   -------------
Net asset value per share
 Class A .................................................................   $       16.70
==========================================================================   =============
 Class A - Offering price (based on sales charge of 4.75%) ...............   $       17.53
==========================================================================   =============
 Class B .................................................................   $       16.61
==========================================================================   =============
 Class C .................................................................   $       16.65
==========================================================================   =============
 Class Y .................................................................   $       16.70
==========================================================================   =============



                                                                                                                    Tax-Strategic
                                                                                  Balanced         Foundation        Foundation
                                                                                   Fund               Fund              Fund
                                                                           ------------------- ----------------- -----------------
Assets
 Investments at value (identified cost - $192,500,813, $1,280,624,600,
  $1,935,098,601 and $268,854,476, respectively)..........................   $ 1,897,588,085    $2,626,081,854     $ 303,383,743
 Cash ....................................................................               984           755,162               731
 Receivable for investments sold .........................................        15,147,304                 0                 0
 Receivable for Fund shares sold .........................................         1,152,930        12,537,545         4,234,931
 Dividends and interest receivable .......................................        11,257,799         9,893,420         2,463,873
 Unamortized organization expenses .......................................                 0                 0             4,862
 Unrealized appreciation on forward foreign
  currency exchange contracts ............................................           971,860                 0                 0
 Prepaid expenses and other assets .......................................           391,480           204,409            47,793
---------------------------------------------------------------------------  ---------------    --------------     -------------
  Total assets ...........................................................     1,926,510,442     2,649,472,390       310,135,933
---------------------------------------------------------------------------  ---------------    --------------     -------------
Liabilities
 Payable for investments purchased .......................................        24,812,113         3,028,219         6,862,231
 Payable for Fund shares repurchased .....................................         3,159,453         2,491,690           280,329
 Advisory fee payable ....................................................           688,926         1,648,099           227,316
 Distribution Plan expenses payable ......................................           555,541           879,282           181,285
 Due to related parties ..................................................            27,600                 0                 0
 Accrued expenses and other liabilities ..................................           113,068           197,488            83,532
---------------------------------------------------------------------------  ---------------    --------------     -------------
  Total liabilities ......................................................        29,356,701         8,244,778         7,634,693
---------------------------------------------------------------------------  ---------------    --------------     -------------
Net assets ...............................................................   $ 1,897,153,741    $2,641,227,612     $ 302,501,240
===========================================================================  ===============    ==============     =============
Net assets represented by
 Paid-in capital .........................................................   $ 1,232,456,544    $1,944,730,227     $ 267,647,747
 Undistributed (distributions in excess of) net investment income ........         2,779,889           (35,481)           17,451
 Accumulated net realized gain on investments,
  futures contracts and foreign currency related transactions ............        43,981,058         5,549,613           306,775
 Net unrealized appreciation on investments and
  foreign currency related transactions ..................................       617,936,250       690,983,253        34,529,267
---------------------------------------------------------------------------  ---------------    --------------     -------------
  Total net assets .......................................................   $ 1,897,153,741    $2,641,227,612     $ 302,501,240
===========================================================================  ===============    ==============     =============
Net assets consists of
 Class A .................................................................   $ 1,277,419,448    $  350,078,735     $  69,878,735
 Class B .................................................................       579,673,910     1,123,867,181       185,042,260
 Class C .................................................................           829,197        50,216,288        27,699,006
 Class Y .................................................................        39,231,186     1,117,065,408        19,881,239
---------------------------------------------------------------------------  ---------------    --------------     -------------
                                                                             $ 1,897,153,741    $2,641,227,612     $ 302,501,240
                                                                             ===============    ==============     =============
Shares outstanding
 Class A .................................................................        99,290,770        17,129,241         4,272,621
 Class B .................................................................        45,003,516        55,243,018        11,331,967
 Class C .................................................................            64,372         2,468,520         1,699,021
 Class Y .................................................................         3,050,729        54,619,171         1,213,326
---------------------------------------------------------------------------  ---------------    --------------     -------------
Net asset value per share
 Class A .................................................................   $         12.87    $        20.44     $       16.36
===========================================================================  ===============    ==============     =============
 Class A - Offering price (based on sales charge of 4.75%) ..............   $         13.51    $        21.46     $       17.18
===========================================================================  ===============    ==============     =============
 Class B .................................................................   $         12.88    $        20.34     $       16.33
===========================================================================  ===============    ==============     =============
 Class C .................................................................   $         12.88    $        20.34     $       16.30
===========================================================================  ===============    ==============     =============
 Class Y .................................................................   $         12.86    $        20.45     $       16.39
===========================================================================  ===============    ==============     =============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                Balanced Funds




                           Statements of Operations

                           Year Ended March 31, 1998


                                                                                        American
                                                                                      Retirement       Balanced
                                                                                         Fund           Fund*
                                                                                    -------------- ---------------
Investment income
 Dividends (net of foreign withholding taxes of $14,071, $33,136, $9,289, and
  $924, respectively)..............................................................  $ 3,825,947    $ 16,541,641
 Interest .........................................................................    4,464,283      35,108,602
-----------------------------------------------------------------------------------  -----------    ------------
Total income ......................................................................    8,290,230      51,650,243
Expenses
 Advisory fee .....................................................................    1,350,506       5,534,574
 Distribution Plan expenses .......................................................    1,236,802       7,232,979
 Transfer agent fees ..............................................................      385,565       2,214,659
 Trustees fees ....................................................................        9,529         117,124
 Administrative services fees .....................................................            0         294,242
 Other ............................................................................      327,060         913,574
-----------------------------------------------------------------------------------  -----------    ------------
  Total expenses .................................................................    3,309,462      16,307,152
 Less: Indirectly paid expenses ...................................................       (5,046)         (2,660)
-----------------------------------------------------------------------------------  -----------    ------------
  Net expenses ....................................................................    3,304,416      16,304,492
-----------------------------------------------------------------------------------  -----------    ------------
 Net investment income ............................................................    4,985,814      35,345,751
-----------------------------------------------------------------------------------  -----------    ------------
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency related transactions
 Net realized gain (loss) on:
  Investments .....................................................................    5,840,219     128,518,720
  Futures contracts ...............................................................            0        (266,127)
  Foreign currency related transactions ...........................................            0      (1,250,925)
-----------------------------------------------------------------------------------  -----------    ------------
 Net realized gain on investments, futures contracts and foreign currency
  related transactions ............................................................    5,840,219     127,001,668
-----------------------------------------------------------------------------------  -----------    ------------
 Net change in unrealized appreciation of investments and foreign currency
  related transactions ...........................................................   31,534,034      84,015,495
-----------------------------------------------------------------------------------  -----------    ------------
 Net realized and unrealized gain on investments, futures contracts and foreign
  currency related transactions ...................................................   37,374,253     211,017,163
-----------------------------------------------------------------------------------  -----------    ------------
 Net increase in net assets resulting from operations .............................  $42,360,067    $246,362,914
===================================================================================  ===========    ============



                                                                                                      Tax-Strategic
                                                                                       Foundation      Foundation
                                                                                          Fund            Fund
                                                                                    --------------- ---------------
Investment income
 Dividends (net of foreign withholding taxes of $14,071, $33,136, $9,289, and
  $924, respectively)..............................................................  $ 24,841,677     $ 1,251,681
 Interest .........................................................................    52,356,287       4,781,233
------------------------------------------------------------------------------------ ------------     -----------
Total income ......................................................................    77,197,964       6,032,914
Expenses
 Advisory fee .....................................................................    16,156,433       1,451,786
 Distribution Plan expenses .......................................................     9,377,671       1,200,054
 Transfer agent fees .............................................................     3,887,808         204,142
 Trustees fees ....................................................................        59,346           6,683
 Administrative services fees .....................................................             0               0
 Other ............................................................................     1,617,873         285,694
------------------------------------------------------------------------------------ ------------     -----------
  Total expenses ..................................................................    31,099,131       3,148,359
 Less: Indirectly paid expenses ...................................................        (7,771)         (3,963)
------------------------------------------------------------------------------------ ------------     -----------
  Net expenses ....................................................................    31,091,360       3,144,396
------------------------------------------------------------------------------------ ------------     -----------
 Net investment income ............................................................    46,106,604       2,888,518
------------------------------------------------------------------------------------ ------------     -----------
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency related transactions
 Net realized gain (loss) on:
  Investments .....................................................................    37,733,396       1,331,487
  Futures contracts ...............................................................             0               0
  Foreign currency related transactions ...........................................             0               0
------------------------------------------------------------------------------------ ------------     -----------
 Net realized gain on investments, futures contracts and foreign currency
  related transactions ............................................................    37,733,396       1,331,487
------------------------------------------------------------------------------------ ------------     -----------
 Net change in unrealized appreciation of investments and foreign currency
  related transactions ............................................................   507,820,113      28,378,750
------------------------------------------------------------------------------------ ------------     -----------
 Net realized and unrealized gain on investments, futures contracts and foreign
  currency related transactions ...................................................   545,553,509      29,710,237
------------------------------------------------------------------------------------ ------------     -----------
 Net increase in net assets resulting from operations .............................  $591,660,113     $32,598,755
==================================================================================== ============     ===========

* For the nine-month period ended March 31, 1998. Balanced Fund changed its fiscal year end from June 30 to March 31, effective March 31, 1998.



                            Year Ended June 30, 1997

                                                                                                Balanced
                                                                                                 Fund
                                                                                           ----------------
Investment income
 Interest ................................................................................   $ 40,204,287
 Dividends (net of foreign withholding taxes of $91,085)..................................     24,547,062
------------------------------------------------------------------------------------------   ------------
Total income .............................................................................     64,751,349
Expenses
 Advisory fee ............................................................................      6,854,615
 Distribution Plan expenses ..............................................................     15,437,631
 Transfer agent fees .....................................................................      2,979,483
 Administative service fees ..............................................................        101,818
 Custodian fees ..........................................................................        596,802
 Trustees fees ...........................................................................         55,886
 Other ...................................................................................        193,248
------------------------------------------------------------------------------------------   ------------
  Total expenses .........................................................................     26,219,483
 Less: Indirectly paid expenses ..........................................................       (146,111)
------------------------------------------------------------------------------------------   ------------
  Net expenses ...........................................................................     26,073,372
------------------------------------------------------------------------------------------   ------------
 Net investment income ...................................................................     38,677,977
------------------------------------------------------------------------------------------   ------------
Net realized and unrealized gain on investments and foreign currency related transactions
 Net realized gain on:
  Investments ............................................................................    116,423,636
  Foreign currency related transactions ..................................................      4,563,646
------------------------------------------------------------------------------------------   ------------
 Net realized gain on investments and foreign currency related transactions ..............    120,987,282
------------------------------------------------------------------------------------------   ------------
 Net change in unrealized appreciation of investments and foreign currency related            146,568,036
------------------------------------------------------------------------------------------   ------------
  transactions
-------------------------------------------------------------------------------------------
 Net realized and unrealized gain on investments and foreign currency related                 267,555,318
------------------------------------------------------------------------------------------   ------------
  transactions
-------------------------------------------------------------------------------------------
 Net increase in net assets resulting from operations ....................................   $306,233,295
==========================================================================================   ============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Balanced Funds




                      Statements of Changes in Net Assets

                           Year Ended March 31, 1998


                                                                                   American
                                                                                 Retirement
                                                                                    Fund
                                                                              ----------------
Operations
 Net investment income ......................................................  $   4,985,814
 Net realized gain on investments, futures contracts and foreign currency
  related transactions .....................................................      5,840,219
 Net change in unrealized appreciation of investments and foreign
  currency related transactions .............................................     31,534,034
-----------------------------------------------------------------------------  -------------
 Net increase in net assets resulting from operations .......................     42,360,067
-----------------------------------------------------------------------------  -------------
Distributions to shareholders
 From net investment income
  Class A ...................................................................       (695,207)
  Class B ...................................................................     (2,792,552)
  Class C ...................................................................        (49,486)
  Class Y ...................................................................     (1,312,760)
 In excess of net investment income
  Class A ..................................................................              0
  Class B ...................................................................              0
  Class C ...................................................................              0
 From net realized gain on investments, futures contracts and foreign currency related transactions
  Class A ...................................................................       (514,560)
  Class B ...................................................................     (2,734,907)
  Class C ...................................................................        (50,154)
  Class Y ...................................................................       (874,184)
-----------------------------------------------------------------------------  -------------
  Total distributions to shareholders .......................................     (9,023,810)
-----------------------------------------------------------------------------  -------------
Capital share transactions
 Proceeds from shares sold ..................................................     86,591,263
 Payment for shares redeemed ................................................    (24,953,880)
 Net asset value of shares issued in reinvestment of distributions ..........      8,459,313
 Shares issued in acquisition of Evergreen Balanced Fund II ................              0
 Shares issued in acquisition of Keystone Balanced Fund II ..................              0
-----------------------------------------------------------------------------  -------------
  Net increase in net assets resulting from capital share transactions ......     70,096,696
-----------------------------------------------------------------------------  -------------
   Total increase in net assets .............................................    103,432,953
Net assets
 Beginning of year ..........................................................    130,386,389
-----------------------------------------------------------------------------  -------------
 End of year ................................................................  $ 233,819,342
=============================================================================  =============
Undistributed (distributions in excess of) net investment income ............  $     235,752
=============================================================================  =============



                                                                                    Balanced          Foundation
                                                                                     Fund*              Fund
                                                                              ------------------ ------------------
Operations
 Net investment income ......................................................   $   35,345,751     $   46,106,604
 Net realized gain on investments, futures contracts and foreign currency
  related transactions ......................................................      127,001,668         37,733,396
 Net change in unrealized appreciation of investments and foreign
  currency related transactions .............................................       84,015,495        507,820,113
------------------------------------------------------------------------------  --------------     --------------
 Net increase in net assets resulting from operations .......................      246,362,914        591,660,113
------------------------------------------------------------------------------  --------------     --------------
Distributions to shareholders
 From net investment income
  Class A ..................................................................      (12,029,418)        (6,648,634)
  Class B ...................................................................      (25,630,818)       (13,556,896)
  Class C ...................................................................           (2,502)          (596,052)
  Class Y ...................................................................         (263,102)       (25,594,285)
 In excess of net investment income
  Class A ...................................................................                0           (129,791)
  Class B ...................................................................                0           (748,102)
  Class C ...................................................................                0            (36,273)
 From net realized gain on investments, futures contracts and foreign currency related transactions
  Class A ...................................................................      (25,111,250)        (6,367,014)
  Class B ...................................................................     (168,719,950)       (19,081,303)
  Class C ...................................................................             (135)          (836,192)
  Class Y ...................................................................                0        (22,106,374)
------------------------------------------------------------------------------  --------------     --------------
  Total distributions to shareholders .......................................     (231,757,175)       (95,700,916)
------------------------------------------------------------------------------  --------------     --------------
Capital share transactions
 Proceeds from shares sold .................................................      121,903,416        691,840,878
 Payment for shares redeemed ................................................     (278,715,460)      (299,555,598)
 Net asset value of shares issued in reinvestment of distributions ..........      199,041,548         89,801,360
 Shares issued in acquisition of Evergreen Balanced Fund II .................      214,923,155                  0
 Shares issued in acquisition of Keystone Balanced Fund II ..................                0          8,490,928
------------------------------------------------------------------------------  --------------     --------------
  Net increase in net assets resulting from capital share transactions ......      257,152,659        490,577,568
------------------------------------------------------------------------------  --------------     --------------
   Total increase in net assets .............................................      271,758,398        986,536,765
Net assets
 Beginning of year ..........................................................    1,625,395,343      1,654,690,847
------------------------------------------------------------------------------  --------------     --------------
 End of year ................................................................   $1,897,153,741     $2,641,227,612
==============================================================================  ==============     ==============
Undistributed (distributions in excess of) net investment income ............   $    2,779,889     $      (35,481)
==============================================================================  ==============     ==============



                                                                                Tax-Strategic
                                                                                 Foundation
                                                                                    Fund
                                                                              ---------------
Operations
 Net investment income ......................................................  $   2,888,518
 Net realized gain on investments, futures contracts and foreign currency
  related transactions .....................................................      1,331,487
 Net change in unrealized appreciation of investments and foreign
  currency related transactions .............................................     28,378,750
------------------------------------------------------------------------------ -------------
 Net increase in net assets resulting from operations .......................     32,598,755
------------------------------------------------------------------------------ -------------
Distributions to shareholders
 From net investment income
  Class A ...................................................................       (845,312)
  Class B ...................................................................     (1,429,127)
  Class C ...................................................................       (189,734)
  Class Y ...................................................................       (422,361)
 In excess of net investment income
  Class A ...................................................................              0
  Class B ...................................................................              0
  Class C ...................................................................              0
 From net realized gain on investments, futures contracts and foreign currency related transactions
  Class A ..................................................................       (424,397)
  Class B ...................................................................     (1,129,269)
  Class C ...................................................................       (141,334)
  Class Y ...................................................................       (207,645)
------------------------------------------------------------------------------ -------------
  Total distributions to shareholders .......................................     (4,789,179)
------------------------------------------------------------------------------ -------------
Capital share transactions
 Proceeds from shares sold ..................................................    212,133,212
 Payment for shares redeemed ................................................    (15,800,328)
 Net asset value of shares issued in reinvestment of distributions ..........      4,084,131
 Shares issued in acquisition of Evergreen Balanced Fund II .................
 Shares issued in acquisition of Keystone Balanced Fund II ..................              0
------------------------------------------------------------------------------ -------------
  Net increase in net assets resulting from capital share transactions ......    200,417,015
------------------------------------------------------------------------------ -------------
   Total increase in net assets .............................................    228,226,591
Net assets
 Beginning of year ..........................................................     74,274,649
------------------------------------------------------------------------------ -------------
 End of year ................................................................  $ 302,501,240
============================================================================== =============
Undistributed (distributions in excess of) net investment income ............  $      17,451
============================================================================== =============

* For the nine-month period ended March 31, 1998. Balanced Fund changed its fiscal year end from June 30 to March 31, effective March 31, 1998.






                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Balanced Funds




                      Statements of Changes in Net Assets

                              Prior Periods - 1997


                                                                                  American
                                                                                 Retirement
                                                                                   Fund*
                                                                              ---------------
Operations
 Net investment income ......................................................  $    916,564
 Net realized gain on investments, futures contracts and foreign currency
  related transactions ......................................................       274,144
 Net change in unrealized appreciation (depreciation) on investments and
  foreign currency related transactions .....................................    (1,782,365)
-----------------------------------------------------------------------------  ------------
  Net increase (decrease) in net assets resulting from operations ...........      (591,657)
-----------------------------------------------------------------------------  ------------
Distributions to shareholders
 From net investment income
  Class A ..................................................................      (114,069)
  Class B ...................................................................      (485,797)
  Class C ...................................................................       (11,029)
  Class Y ...................................................................      (323,235)
 From net realized gain on investments, futures contracts and foreign currency related transactions
  Class B ...................................................................             0
-----------------------------------------------------------------------------  ------------
  Total distributions to shareholders .......................................      (934,130)
-----------------------------------------------------------------------------  ------------
Capital share transactions
 Proceeds from shares sold ..................................................    27,711,777
 Payments for shares redeemed ...............................................    (8,115,115)
 Net asset value of shares issued in reinvestment of distributions ..........       847,895
-----------------------------------------------------------------------------  ------------
  Net increase (decrease) in net assets resulting from capital share
   transactions .............................................................    20,444,557
-----------------------------------------------------------------------------  ------------
   Total increase in net assets .............................................    18,918,770
Net assets
 Beginning of year ..........................................................   111,467,619
-----------------------------------------------------------------------------  ------------
 End of year ................................................................  $130,386,389
=============================================================================  ============
Undistributed net investment income .........................................  $     11,347
=============================================================================  ============



                                                                                    Balanced          Foundation
                                                                                    Fund**              Fund*
                                                                              ------------------ ------------------
Operations
 Net investment income ......................................................   $   38,677,977     $   10,995,411
 Net realized gain on investments, futures contracts and foreign currency
  related transactions ......................................................      120,987,282          7,808,618
 Net change in unrealized appreciation (depreciation) on investments and
  foreign currency related transactions .....................................      146,568,036        (22,555,700)
------------------------------------------------------------------------------  --------------     --------------
  Net increase (decrease) in net assets resulting from operations ...........      306,233,295         (3,751,671)
------------------------------------------------------------------------------  --------------     --------------
Distributions to shareholders
 From net investment income
  Class A ...................................................................                0         (1,460,563)
  Class B ...................................................................      (38,660,044)        (3,012,553)
  Class C ...................................................................                0           (138,668)
  Class Y ...................................................................                0         (5,968,305)
 From net realized gain on investments, futures contracts and foreign currency related transactions
  Class B ...................................................................      (57,571,132)                 0
------------------------------------------------------------------------------  --------------     --------------
  Total distributions to shareholders .......................................      (96,231,176)       (10,580,089)
------------------------------------------------------------------------------  --------------     --------------
Capital share transactions
 Proceeds from shares sold ..................................................      200,987,044        124,109,877
 Payments for shares redeemed ...............................................     (351,020,484)       (76,822,274)
 Net asset value of shares issued in reinvestment of distributions ..........       84,249,628          9,578,914
------------------------------------------------------------------------------  --------------     --------------
  Net increase (decrease) in net assets resulting from capital share
   transactions .............................................................      (65,783,812)        56,866,517
------------------------------------------------------------------------------  --------------     --------------
   Total increase in net assets .............................................      144,218,307         42,534,757
Net assets
 Beginning of year ..........................................................    1,481,177,036      1,612,156,090
------------------------------------------------------------------------------  --------------     --------------
 End of year ................................................................   $1,625,395,343     $1,654,690,847
==============================================================================  ==============     ==============
Undistributed net investment income ........................................   $    3,239,562     $      441,087
==============================================================================  ==============     ==============



                                                                                Tax-Strategic
                                                                                 Foundation
                                                                                   Fund*
                                                                              ---------------
Operations
 Net investment income ......................................................  $    316,568
 Net realized gain on investments, futures contracts and foreign currency
  related transactions ......................................................       865,777
 Net change in unrealized appreciation (depreciation) on investments and
  foreign currency related transactions .....................................      (916,721)
------------------------------------------------------------------------------ ------------
  Net increase (decrease) in net assets resulting from operations ...........       265,624
------------------------------------------------------------------------------ ------------
Distributions to shareholders
 From net investment income
  Class A ...................................................................       (69,706)
  Class B ...................................................................      (123,210)
  Class C ..................................................................       (16,785)
  Class Y ...................................................................       (78,613)
 From net realized gain on investments, futures contracts and foreign currency related transactions
  Class B ...................................................................             0
------------------------------------------------------------------------------ ------------
  Total distributions to shareholders .......................................      (288,314)
------------------------------------------------------------------------------ ------------
Capital share transactions
 Proceeds from shares sold ..................................................    17,462,938
 Payments for shares redeemed ...............................................    (1,659,842)
 Net asset value of shares issued in reinvestment of distributions ..........       211,565
------------------------------------------------------------------------------ ------------
  Net increase (decrease) in net assets resulting from capital share
   transactions .............................................................    16,014,661
------------------------------------------------------------------------------ ------------
   Total increase in net assets .............................................    15,991,971
Net assets
 Beginning of year ..........................................................    58,282,678
------------------------------------------------------------------------------ ------------
 End of year ................................................................  $ 74,274,649
============================================================================== ============
Undistributed net investment income .........................................  $     30,456
============================================================================== ============

* For the period ended March 31, 1997. The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
** For the year ended June 30, 1997.






                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Balanced Funds




                      Statements of Changes in Net Assets

                              Prior Periods - 1996


                                                                                   American
                                                                                 Retirement
                                                                                    Fund*
                                                                              ----------------
Operations
 Net investment income ......................................................   $  2,435,368
 Net realized gain on investments, futures contracts and foreign currency
  related transactions ......................................................        537,906
 Net change in unrealized appreciation on investments and foreign
  currency related transactions .............................................      6,223,491
-----------------------------------------------------------------------------   ------------
  Net increase in net assets resulting from operations ......................      9,196,765
-----------------------------------------------------------------------------   ------------
Distributions to shareholders
 From net investment income
  Class A ...................................................................       (214,502)
  Class B ...................................................................       (839,295)
  Class C ...................................................................        (22,543)
  Class Y ...................................................................     (1,330,115)
 In excess of net investment income
  Class A ...................................................................              0
  Class B ...................................................................              0
  Class C ...................................................................              0
  Class Y ...................................................................              0
 From net realized gain on investments, futures contracts and foreign currency related transactions
  Class A ...................................................................        (61,826)
  Class B ..................................................................       (302,689)
  Class C ...................................................................         (7,483)
  Class Y ...................................................................       (321,583)
 In excess of net realized gain on investments, futures contracts and foreign currency related transactions
  Class A ...................................................................         (3,185)
  Class B ...................................................................        (15,592)
  Class C ...................................................................           (385)
  Class Y ...................................................................        (16,566)
-----------------------------------------------------------------------------   ------------
  Total distributions to shareholders .......................................     (3,135,764)
-----------------------------------------------------------------------------   ------------
Capital share transactions
 Proceeds from shares sold ..................................................     66,932,304
 Payment for shares redeemed ................................................     (9,928,020)
 Net asset value of shares issued in reinvestment of distributions ..........      2,790,578
-----------------------------------------------------------------------------   ------------
  Net increase (decrease) in net assets resulting from capital share
   transactions .............................................................     59,794,862
-----------------------------------------------------------------------------   ------------
   Total increase in net assets .............................................     65,855,863
Net assets
 Beginning of year ..........................................................     45,611,756
-----------------------------------------------------------------------------   ------------
 End of year ................................................................   $111,467,619
=============================================================================   ============
Undistributed accumulated (distributions in excess of) net investment
 income .....................................................................   $     28,913
=============================================================================   ============



                                                                                                                     Tax-Strategic
                                                                                    Balanced         Foundation       Foundation
                                                                                    Fund**             Fund*            Fund*
                                                                              ------------------ ----------------- ---------------
Operations
 Net investment income ......................................................   $   38,649,314    $   45,192,977    $    858,454
 Net realized gain on investments, futures contracts and foreign currency
  related transactions ......................................................       54,917,152        21,629,530       1,133,442
 Net change in unrealized appreciation on investments and foreign
  currency related transactions .............................................      132,899,484        96,176,448       4,531,613
------------------------------------------------------------------------------  --------------    --------------    ------------
  Net increase in net assets resulting from operations ......................      226,465,950       162,998,955       6,523,509
------------------------------------------------------------------------------  --------------    --------------    ------------
Distributions to shareholders
 From net investment income
  Class A ...................................................................                0        (5,718,718)       (163,381)
  Class B ...................................................................      (38,649,314)      (12,786,120)       (306,929)
  Class C ...................................................................                0          (568,120)        (42,461)
  Class Y ...................................................................                0       (26,366,104)       (342,618)
 In excess of net investment income
  Class A ...................................................................                0                 0            (121)
  Class B ...................................................................       (4,413,251)                0            (226)
  Class C ...................................................................                0                 0             (31)
  Class Y ...................................................................                0                 0            (253)
 From net realized gain on investments, futures contracts and foreign currency related transactions
  Class A ..................................................................                0        (1,819,496)       (209,265)
  Class B ...................................................................      (18,717,526)       (5,077,907)       (555,359)
  Class C ...................................................................                0          (231,947)        (82,045)
  Class Y ..................................................................                0        (7,335,097)       (303,414)
 In excess of net realized gain on investments, futures contracts and foreign currency related transactions
  Class A ...................................................................                0                 0               0
  Class B ...................................................................                0                 0               0
  Class C ...................................................................                0                 0               0
  Class Y ...................................................................                0                 0               0
------------------------------------------------------------------------------  --------------    --------------    ------------
  Total distributions to shareholders .......................................      (61,780,091)      (59,903,509)     (2,006,103)
------------------------------------------------------------------------------  --------------    --------------    ------------
Capital share transactions
 Proceeds from shares sold ..................................................      227,626,268       717,070,601      32,091,878
 Payment for shares redeemed ................................................     (308,498,436)     (301,222,020)     (3,143,238)
 Net asset value of shares issued in reinvestment of distributions ..........       52,483,524        55,523,207       1,574,099
------------------------------------------------------------------------------  --------------    --------------    ------------
  Net increase (decrease) in net assets resulting from capital share
   transactions .............................................................      (28,388,644)      471,371,788      30,522,739
------------------------------------------------------------------------------  --------------    --------------    ------------
   Total increase in net assets .............................................      136,297,215       574,467,234      35,040,145
Net assets
 Beginning of year ..........................................................    1,344,879,821     1,037,688,856      23,242,533
------------------------------------------------------------------------------  --------------    --------------    ------------
 End of year ................................................................   $1,481,177,036    $1,612,156,090    $ 58,282,678
==============================================================================  ==============    ==============    ============
Undistributed accumulated (distributions in excess of) net investment
 income .....................................................................   $      115,118    $      138,085    $       (631)
==============================================================================  ==============    ==============    ============

*  For the year ended December 31, 1996.
** For the year ended June 30, 1996.





                  See Combined Notes to Financial Statements.

                     Combined Notes to Financial Statements

1. ORGANIZATION


The Evergreen Balanced Funds consist of Evergreen American Retirement Fund ("American Retirement"), Evergreen Balanced Fund ("Balanced"), Evergreen Foundation Fund ("Foundation"), and Evergreen Tax Strategic Foundation Fund ("Tax Strategic"), each of which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. Each Fund is a series of the Evergreen Equity Trust, a Delaware business Trust organized on September 18, 1997. Formerly, each Fund was organized as either a Massachusetts business Trust or a series of a Massachusetts business trust. American Retirement, Balanced, Foundation, Tax Strategic, are collectively referred to herein as the "Funds".

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates.


2. REORGANIZATION OF EVERGREEN BALANCED FUND

The Fund was formed for the purpose of combining the net assets of the Evergreen Balanced Fund II (the "Evergreen Fund"), formerly the Evergreen Balanced Fund, and the net assets of the Keystone Balanced Fund (the "Keystone Fund"), formerly Keystone Balanced Fund K-1 through the Fund's acquisition of the net assets of the Evergreen Fund and Keystone Fund.

On January 21, 1998, prior to the Fund's acquisition of the Evergreen Fund's net assets, the Evergreen Fund transferred substantially all of its net assets related to its Class Y shares to Evergreen Select Balanced Fund, an institutional balanced fund, through a redemption-in-kind in the amount of approximately $729 million.

On January 23, 1998, the Fund acquired all of the remaining assets and certain identified liabilities of the Evergreen Fund in exchange for Class A, Class B, Class C and Class Y shares of the Fund. Also, the Fund acquired all of the assets and certain identified liabilities of the Keystone Fund in exchange for Class A, Class B and Class C shares of the Fund. These acquisitions were accomplished through tax-free exchanges of the respective shares of the Funds. The value of net assets acquired, number of shares issued and unrealized appreciation acquired were as follows:



                                Value of Net      Number of      Unrealized
Acquired Fund                 Assets Acquired   Shares Issued   Appreciation
---------------------------- ----------------- --------------- --------------
    Evergreen Fund .........  $  214,923,155      17,901,009    $ 17,787,797
    Keystone Fund ..........   1,616,348,537     134,623,096     494,838,638

The net assets of the Fund immediately after the acquisition were $1,831,271,692.


Prior to the acquisition, the Keystone Fund added three classes of shares designated as Class A and Class C and designated its existing class of shares as Class B. Shareholders of the Keystone Fund who, on January 16, 1998, held Class B shares purchased before January 1, 1995 and certain other non-commissionable Class B shares had such shares converted to Class A shares having an aggregate value equal to that of the shareholder's Class B shares prior to the conversion.

At the conclusion of the Fund's acquisition of the net assets of the Evergreen Fund and Keystone Fund, the surviving records of the Fund for accounting and performance purposes is the Keystone Fund and for taxation purposes is the Evergreen Fund.


3. ACQUISITION OF KEYSTONE BALANCED FUND II

Effective at the close of business on July 17, 1997, Foundation acquired the net assets of Keystone Balanced Fund II, an open-end management investment company registered under the 1940 Act in an exchange of shares. The net assets were exchanged through a non-taxable exchange for 111,203, 316,984, and 36,146 Class A, Class B and Class C shares, respectively, of Foundation. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $1,216,239. The aggregate net assets of Foundation immediately after the acquisition were $1,993,257,978.


4. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
The Funds value securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") at the last reported sales price on the exchange where primarily traded. The Funds value securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price. U.S. government obligations held by the Funds are valued at the mean between the over-the-counter bid and asked prices. Corporate bonds, other fixed-income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service, including restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, Balanced, along with certain other funds managed by Keystone Investment Management Company ("Keystone"), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Reverse Repurchase Agreements
To obtain short-term financing, the Funds may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include: foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. Such gains and losses are included in realized gain (loss) on foreign currency related transactions. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency related transactions.

E. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes which are accrued as applicable. Capital gains realized on some foreign securities may be subject to foreign taxes and are accrued as applicable.

G. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.


The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (I) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

H. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

I. Distributions
Distributions from net investment income for the Funds are declared and paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatments for realized gains from foreign currency related transactions and certain distributions received from real estate investment trusts.

J. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

K. Organization Expenses
Organization expenses are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Funds are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

5. CAPITAL SHARE TRANSACTIONS
The Funds have an unlimited number of shares of beneficial interest with no par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Funds were as follows:

--------------------------------------------------------------------------------
AMERICAN RETIREMENT



                                                             Year Ended
                                                           March 31, 1998
                                                   ------------------------------
                                                       Shares         Amount
                                                   ------------- ----------------
Class A
Shares sold ......................................     776,394    $   11,977,023
Shares redeemed ..................................    (175,621)       (2,728,081)
Shares issued in reinvestment of distributions....      73,985         1,168,200
-------------------------------------------------- -----------   ---------------
Net increase .....................................     674,758        10,417,142
-------------------------------------------------- -----------   ---------------
Class B
Shares sold ......................................   4,220,724        64,924,905
Shares redeemed ..................................    (651,898)      (10,105,217)
Shares issued in reinvestment of distributions....     340,081         5,338,212
-------------------------------------------------- -----------   ---------------
Net increase .....................................   3,908,907        60,157,900
-------------------------------------------------- -----------   ---------------
Class C
Shares sold ......................................      80,905         1,241,277
Shares redeemed ..................................     (49,433)         (711,589)
Shares issued in reinvestment of distributions....       6,217            97,713
-------------------------------------------------- -----------   ---------------
Net increase .....................................      37,689           627,401
-------------------------------------------------- -----------   ---------------
Class Y
Shares sold ......................................     542,883         8,448,058
Shares redeemed ..................................    (749,260)      (11,408,993)
Shares issued in reinvestment of distributions....     117,732         1,855,188
-------------------------------------------------- -----------   ---------------
Net decrease .....................................     (88,645)       (1,105,747)
================================================== ===========   ===============
Net increase .....................................   4,532,709    $   70,096,696
================================================== ===========   ===============



                                                        Three Months Ended                Year Ended
                                                          March 31, 1997*             December 31, 1996
                                                   ----------------------------- ----------------------------
                                                       Shares         Amount         Shares        Amount
                                                   ------------- --------------- ------------- --------------
Class A
Shares sold ......................................     326,820    $  4,608,875       762,980    $ 10,140,786
Shares redeemed ..................................     (74,356)     (1,044,019)      (84,770)     (1,127,903)
Shares issued in reinvestment of distributions....       7,652         106,973        19,559         264,707
--------------------------------------------------------------   -------------   -----------   -------------
Net increase .....................................     260,116       3,671,829       697,769       9,277,590
--------------------------------------------------------------   -------------   -----------   -------------
Class B
Shares sold ......................................   1,531,877      21,511,234     3,892,133      51,648,645
Shares redeemed ..................................    (124,007)     (1,740,809)     (175,385)     (2,331,018)
Shares issued in reinvestment of distributions....      33,372         464,195        81,733       1,103,810
--------------------------------------------------------------   -------------   -----------   -------------
Net increase .....................................   1,441,242      20,234,620     3,798,481      50,421,437
--------------------------------------------------------------   -------------   -----------   -------------
Class C
Shares sold ......................................      25,543         360,283       100,739       1,334,965
Shares redeemed ..................................      (4,726)        (66,693)       (3,928)        (53,590)
Shares issued in reinvestment of distributions....         755          10,535         2,161          29,233
--------------------------------------------------------------   -------------   -----------   -------------
Net increase .....................................      21,572         304,125        98,972       1,310,608
--------------------------------------------------------------   -------------   -----------   -------------
Class Y
Shares sold ......................................      87,120       1,231,385       287,843       3,807,908
Shares redeemed ..................................    (370,659)     (5,263,594)     (481,537)     (6,415,509)
Shares issued in reinvestment of distributions....      19,041         266,192       103,943       1,392,828
--------------------------------------------------------------   -------------   -----------   -------------
Net decrease .....................................    (264,498)     (3,766,017)      (89,751)     (1,214,773)
==============================================================   =============   ===========   =============
Net increase .....................................   1,458,432    $ 20,444,557     4,505,471    $ 59,794,862
==============================================================   =============   ===========   =============

* The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.

--------------------------------------------------------------------------------
BALANCED


                                                                Year Ended
                                                              March 31, 1998*
                                                    -----------------------------------
                                                         Shares            Amount
                                                    --------------- -------------------
Class A
Shares sold .......................................       860,543    $       9,401,463
Shares redeemed ...................................    (4,919,924)         (61,467,813)
Shares issued in reinvestment of distributions.....     2,175,164           26,275,982
Automatic conversion of Class B shares to
 Class A shares ...................................    97,487,277        1,205,409,703
Shares issued in acquisition of Evergreen
 Balance Fund II ..................................     3,687,710           45,716,406
--------------------------------------------------- -------------   ------------------
Net increase ......................................    99,290,770        1,225,335,741
--------------------------------------------------- -------------   ------------------
Class B
Shares sold .......................................     9,070,640          111,415,080
Shares redeemed ...................................   (15,656,468)        (202,986,801)
Shares issued in reinvestment of distributions.....    13,954,804          172,765,442
Automatic conversion of Class B shares to
 Class A shares ...................................   (97,487,277)      (1,205,409,703)
Shares issued in acquisition of Evergreen
 Balance Fund II ..................................     9,587,697          118,815,736
--------------------------------------------------- -------------   ------------------
Net decrease ......................................   (80,530,604)      (1,005,400,246)
--------------------------------------------------- -------------   ------------------
Class C
Shares sold .......................................        22,780              270,797
Shares redeemed ...................................        (1,672)             (21,003)
Shares issued in reinvestment of distributions.....            10                  124
Shares issued in acquisition of Evergreen
 Balance Fund II ..................................        43,254              532,825
--------------------------------------------------- -------------   ------------------
Net increase ......................................        64,372              782,743
--------------------------------------------------- -------------   ------------------
Class Y
Shares sold .......................................       196,984              816,075
Shares redeemed ...................................    (1,167,179)         (14,239,843)
Shares issued in reinvestment of distributions.....             0                    0
Shares issued in acquisition of Evergreen
 Balance Fund II ..................................     4,020,924           49,858,189
--------------------------------------------------- -------------   ------------------
Net increase ......................................     3,050,729           36,434,421
=================================================== =============   ==================
Net increase (decrease) ...........................    21,875,267    $     257,152,659
=================================================== =============   ==================



                                                                Year Ended                         Year Ended
                                                              June 30, 1997                      June 30, 1996
                                                    ---------------------------------- ----------------------------------
                                                         Shares            Amount           Shares            Amount
                                                    ---------------- ----------------- ---------------- -----------------
Class A
Shares sold .......................................              0                 0                0                 0
Shares redeemed ...................................              0                 0                0                 0
Shares issued in reinvestment of distributions.....              0                 0                0                 0
Automatic conversion of Class B shares to
 Class A shares ...................................              0                 0                0                 0
Shares issued in acquisition of Evergreen
 Balance Fund II ..................................              0                 0                0                 0
------------------------------------------------------------------   ---------------   --------------   ---------------
Net increase ......................................              0                 0                0                 0
------------------------------------------------------------------   ---------------   --------------   ---------------
Class B
Shares sold .......................................     16,959,452    $  200,987,044       20,948,679    $  227,626,268
Shares redeemed ...................................    (29,517,723)     (351,020,484)     (28,542,355)     (308,498,436)
Shares issued in reinvestment of distributions.....      7,405,182        84,249,628        4,948,269        52,483,524
Automatic conversion of Class B shares to
 Class A shares ...................................              0                 0                0                 0
Shares issued in acquisition of Evergreen
 Balance Fund II ..................................              0                 0                0                 0
------------------------------------------------------------------   ---------------   --------------   ---------------
Net decrease ......................................     (5,153,089)      (65,783,812)      (2,645,407)      (28,388,644)
------------------------------------------------------------------   ---------------   --------------   ---------------
Class C
Shares sold .......................................              0                 0                0                 0
Shares redeemed ...................................              0                 0                0                 0
Shares issued in reinvestment of distributions.....              0                 0                0                 0
Shares issued in acquisition of Evergreen
 Balance Fund II ..................................              0                 0                0                 0
------------------------------------------------------------------   ---------------   --------------   ---------------
Net increase ......................................              0                 0                0                 0
------------------------------------------------------------------   ---------------   --------------   ---------------
Class Y
Shares sold .......................................              0                 0                0                 0
Shares redeemed ...................................              0                 0                0                 0
Shares issued in reinvestment of distributions.....              0                 0                0                 0
Shares issued in acquisition of Evergreen
 Balance Fund II ..................................              0                 0                0                 0
------------------------------------------------------------------   ---------------   --------------   ---------------
Net increase ......................................              0                 0                0                 0
==================================================================   ===============   ==============   ===============
Net increase (decrease) ...........................     (5,153,089)   $  (65,783,812)      (2,645,407)   $  (28,388,644)
==================================================================   ===============   ==============   ===============

* The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 1998.

--------------------------------------------------------------------------------
FOUNDATION



                                                              Year Ended                    Three Months Ended
                                                            March 31, 1998                   March 31, 1997*
                                                   --------------------------------- --------------------------------
                                                        Shares           Amount           Shares          Amount
                                                   --------------- ----------------- --------------- ----------------
Class A
Shares sold ......................................     5,521,670    $   103,759,687      1,573,527    $   26,044,624
Shares redeemed ..................................    (2,914,232)       (53,799,294)      (734,487)      (12,146,536)
Shares issued in reinvestment of distributions ...       689,871         12,869,510         85,926         1,413,485
Shares issued in acquisition of Keystone
 Balance Fund II .................................       111,203          2,040,162              0                 0
-------------------------------------------------- -------------   ----------------  -------------   ---------------
Net increase .....................................     3,408,512         64,870,065        924,966        15,311,573
-------------------------------------------------- -------------   ----------------  -------------   ---------------
Class B
Shares sold ......................................    19,625,977        367,905,222      3,519,353        58,129,934
Shares redeemed ..................................    (4,438,949)       (81,802,033)    (1,205,547)      (19,871,723)
Shares issued in reinvestment of distributions ...     1,744,118         32,347,483        175,001         2,868,253
Shares issued in acquisition of Keystone
 Balance Fund II .................................       316,984          5,790,704              0                 0
-------------------------------------------------- -------------   ----------------  -------------   ---------------
Net increase .....................................    17,248,130        324,241,376      2,488,807        41,126,464
-------------------------------------------------- -------------   ----------------  -------------   ---------------
Class C
Shares sold ......................................     1,016,989         19,227,162        176,251         2,897,772
Shares redeemed ..................................      (405,258)        (7,403,302)       (91,055)       (1,506,028)
Shares issued in reinvestment of distributions ...        74,186          1,375,625          6,429           105,303
Shares issued in acquisition of Keystone
 Balance Fund II .................................        36,146            660,062              0                 0
-------------------------------------------------- -------------   ----------------  -------------   ---------------
Net increase .....................................       722,063         13,859,547         91,625         1,497,047
-------------------------------------------------- -------------   ----------------  -------------   ---------------
Class Y
Shares sold ......................................    10,695,459        200,948,807      2,229,198        37,037,547
Shares redeemed ..................................    (8,434,531)      (156,550,969)    (2,606,400)      (43,297,987)
Shares issued in reinvestment of distributions ...     2,313,662         43,208,742        315,233         5,191,873
-------------------------------------------------- -------------   ----------------  -------------   ---------------
Net increase (decrease) ..........................     4,574,590         87,606,580        (61,969)       (1,068,567)
================================================== =============   ================  =============   ===============
Net increase .....................................    25,953,295    $   490,577,568      3,443,429    $   56,866,517
================================================== =============   ================  =============   ===============



                                                              Year Ended
                                                           December 31, 1996
                                                   ---------------------------------
                                                        Shares           Amount
                                                   --------------- -----------------
Class A
Shares sold ......................................     8,413,021    $   126,479,881
Shares redeemed ..................................    (3,177,106)       (47,846,922)
Shares issued in reinvestment of distributions ...       474,763          7,335,750
Shares issued in acquisition of Keystone
 Balance Fund II .................................             0                  0
----------------------------------------------------------------   ----------------
Net increase .....................................     5,710,678         85,968,709
----------------------------------------------------------------   ----------------
Class B
Shares sold ......................................    18,909,215        282,822,448
Shares redeemed ..................................    (4,174,149)       (62,881,641)
Shares issued in reinvestment of distributions ...     1,109,399         17,095,215
Shares issued in acquisition of Keystone
 Balance Fund II .................................             0                  0
----------------------------------------------------------------   ----------------
Net increase .....................................    15,844,465        237,036,022
----------------------------------------------------------------   ----------------
Class C
Shares sold ......................................     1,165,822         17,413,787
Shares redeemed ..................................      (308,109)        (4,629,756)
Shares issued in reinvestment of distributions ...        43,393            668,629
Shares issued in acquisition of Keystone
 Balance Fund II .................................             0                  0
----------------------------------------------------------------   ----------------
Net increase .....................................       901,106         13,452,660
----------------------------------------------------------------   ----------------
Class Y
Shares sold ......................................    19,300,331        290,354,485
Shares redeemed ..................................   (12,328,011)      (185,863,701)
Shares issued in reinvestment of distributions ...     1,977,198         30,423,613
----------------------------------------------------------------   ----------------
Net increase (decrease) ..........................     8,949,518        134,914,397
================================================================   ================
Net increase .....................................    31,405,767    $   471,371,788
================================================================   ================

* The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.

--------------------------------------------------------------------------------
TAX STRATEGIC



                                                           Year Ended               Three Months Ended
                                                         March 31, 1998               March 31, 1997*
                                                  ----------------------------- ---------------------------
                                                      Shares         Amount        Shares        Amount
                                                  ------------- --------------- ------------ --------------
Class A
Shares sold .....................................   3,458,299    $ 53,040,118      315,408    $ 4,371,432
Shares redeemed .................................    (371,701)     (5,726,480)     (38,895)      (539,727)
Shares issued in reinvestment of distributions ..      77,658       1,200,787        4,842         66,689
------------------------------------------------- -----------   -------------   ----------   ------------
Net increase ....................................   3,164,256      48,514,425      281,355      3,898,394
------------------------------------------------- -----------   -------------   ----------   ------------
Class B
Shares sold .....................................   8,736,220     134,105,426      816,857     11,299,403
Shares redeemed .................................    (423,863)     (6,502,615)     (36,136)      (499,992)
Shares issued in reinvestment of distributions ..     154,897       2,385,102        8,114        111,726
------------------------------------------------- -----------   -------------   ----------   ------------
Net increase ....................................   8,467,254     129,987,913      788,835     10,911,137
------------------------------------------------- -----------   -------------   ----------   ------------
Class C
Shares sold .....................................   1,515,720      23,364,146      102,016      1,405,348
Shares redeemed .................................    (212,250)     (3,128,629)     (31,923)      (445,521)
Shares issued in reinvestment of distributions ..      19,807         305,243          745         10,250
------------------------------------------------- -----------   -------------   ----------   ------------
Net increase ....................................   1,323,277      20,540,760       70,838        970,077
------------------------------------------------- -----------   -------------   ----------   ------------
Class Y
Shares sold .....................................     105,640       1,623,522       27,768        386,755
Shares redeemed .................................     (29,733)       (442,604)     (12,744)      (174,602)
Shares issued in reinvestment of distributions ..      12,558         192,999        1,657         22,900
------------------------------------------------- -----------   -------------   ----------   ------------
Net increase ....................................      88,465       1,373,917       16,681        235,053
================================================= ===========   =============   ==========   ============
Net increase ....................................  13,043,252    $200,417,015    1,157,709    $16,014,661
================================================= ===========   =============   ==========   ============



                                                           Year Ended
                                                        December 31, 1996
                                                  -----------------------------
                                                      Shares         Amount
                                                  ------------- ---------------
Class A
Shares sold .....................................     652,149    $  8,273,511
Shares redeemed .................................     (73,546)       (929,252)
Shares issued in reinvestment of distributions ..      26,949         357,306
-------------------------------------------------------------   -------------
Net increase ....................................     605,552       7,701,565
-------------------------------------------------------------   -------------
Class B
Shares sold .....................................   1,563,566      19,725,070
Shares redeemed .................................     (85,378)     (1,087,302)
Shares issued in reinvestment of distributions ..      59,693         793,572
-------------------------------------------------------------   -------------
Net increase ....................................   1,537,881      19,431,340
-------------------------------------------------------------   -------------
Class C
Shares sold .....................................     263,684       3,324,801
Shares redeemed .................................      (5,604)        (70,810)
Shares issued in reinvestment of distributions ..       6,172          81,908
-------------------------------------------------------------   -------------
Net increase ....................................     264,252       3,335,899
-------------------------------------------------------------   -------------
Class Y
Shares sold .....................................      63,086         768,496
Shares redeemed .................................     (84,857)     (1,055,874)
Shares issued in reinvestment of distributions ..      26,475         341,313
-------------------------------------------------------------   -------------
Net increase ....................................       4,704          53,935
=============================================================   =============
Net increase ....................................   2,412,389    $ 30,522,739
=============================================================   =============

* The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.

6. SECURITIES TRANSACTIONS


Cost of purchases and proceeds from sales of investment securities, excluding short-term securities, were as follows for the year ended March 31, 1998:

                                          Cost of         Proceeds
                                         Purchases       from Sales
                                     ---------------- ----------------
       American Retirement .........  $  133,086,704   $   57,622,719
       Balanced ....................   1,272,598,779    1,299,416,840
       Foundation ..................     469,563,034      178,592,797
       Tax Strategic ...............     264,371,465       80,994,736

On March 31, 1998, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                    Gross           Gross
                                                 Unrealized      Unrealized     Net Unrealized
                                  Tax Cost      Appreciation    Depreciation     Appreciation
                              ---------------- -------------- ---------------- ---------------
American Retirement .........  $  192,562,140   $ 44,842,928   $  (2,419,167)   $ 42,423,761
Balanced ....................   1,280,698,926    619,482,205      (2,593,046)    616,889,159
Foundation ..................   1,934,879,330    701,584,810     (10,382,286)    691,202,524
Tax Strategic ...............     268,883,076     35,400,698        (900,031)     34,500,667

7. DISTRIBUTION PLANS


Evergreen Distributor, Inc. (formerly, Evergreen Keystone Distributor, Inc.) ("EDI"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS") serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and services fees to broker-dealers who sell shares of the fund, are paid by shareholders through expenses called "Distribution Plan expenses". Each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net asset of the class. Class B and Class C also presently pay distribution fees equal to 0.75% of the average daily net assets of the Class. Distribution Plan expenses are calculated daily and paid monthly.

With respect to Class B and Class C shares, the principal underwriter may pay 12b-1 fees greater than the allowable annual amounts the Fund is permitted to pay. The Fund may compensate the principal underwriter for such excess amounts in later years with annual interest at the prime rate plus 1.00%.

During the year ended March 31, 1998, amounts paid to EDI and/or its predecessor pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                       Class A     Class B      Class C
                                     ---------- ------------- ----------
       American Retirement .........  $ 54,682   $1,161,176    $ 20,944
       Balanced ....................   611,968    7,041,305       1,210
       Foundation ..................   695,844    8,316,140     365,687
       Tax Strategic ...............    94,260      978,824     126,970

Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

Contingent deferred sales charges paid by redeeming shareholders are paid to EDI or its predecessor.

8. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND OTHER AFFILIATED
TRANSACTIONS

Pursuant to an agreement with American Retirement's, Foundation's and Tax Strategic's investment advisor, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, Evergreen Asset is entitled to an annual fee based on each of American Retirement's, Foundation's and Tax Strategic's average daily net assets, respectively, in accordance with the following schedules:



         Foundation and                          American
         Tax Strategic                          Retirement
----------------------------------     ----------------------------
         First $750 million 0.875%      First $750 million     0.75%
         Next $250 million  0.750%      Over $250 million      0.70%
         Over $1 billion    0.700%


Keystone, a subsidiary of First Union, is the investment advisor for Balanced. In return for providing investment management and administrative services to Balanced, the Fund pays Keystone a management fee that is calculated daily and paid monthly. The management fee is computed at an annual rate of 1.50% of Balanced's gross investment income plus an amount determined by applying percentage rates starting at 0.60% and declining to 0.30% per annum as net assets increase, to the average daily net asset value of the Fund.

Evergreen Investment Services ("EIS")(formerly Evergreen Keystone Investment Services, Inc.), a subsidiary of First Union, is the administrator and BISYS Fund Services is sub-administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. As sub-administrator to the Funds, BISYS Fund Services provides the officers of the Funds. The administrator and sub-administrator for each Fund are entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisors. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of the Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to .004% per annum as net assets increase, to the average daily net asset value of the Fund. For American Retirement, Foundation, and Tax Strategic the administration and sub-administration fee is paid by their respective investment advisor and is not a Fund expense. For the year ended March 31, 1998, Balanced paid $294,242 to EIS for providing administrative services.

Evergreen Service Company ("ESC") (formerly, Evergreen Keystone Service Company, Inc.), a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for the Funds.

Effective May 5, 1997, Evergreen Service Company ("ESC"), a wholly-owned subsidiary of Keystone, began providing transfer and dividend disbursing agent services for American Retirement, Foundation and Tax Strategic that were formerly provided by State Street Bank & Trust Company ("State Street"). For the year ended March 31, 1998, ESC received $376,878, $3,652,742 and $204,142 in transfer agent fees from American Retirement, Foundation and Tax Strategic, respectively. For certain accounts in American Retirement and Foundation, First Union had been sub-contracted by ESC and previously State Street to maintain shareholder sub-account records, take fund purchase and redemption orders and answer inquiries. For each account, First Union earned a fee which totaled $8,687 and $235,066 for American Retirement and Foundation, respectively for the year ended March 31, 1998.

Lieber & Company, an affiliate of First Union, is the investment sub-advisor to American Retirement, Foundation, and Tax Strategic and also provides brokerage services with respect to substantially all security transactions of these Funds effected on the New York or American Stock Exchanges. For the year ended March 31, 1998 American Retirement, Foundation and Tax Strategic incurred the following brokerage commissions with Lieber & Company:



          American Retirement .........  $ 80,739
          Foundation ..................   483,014
          Tax Strategic ...............   113,411

Lieber & Company is reimbursed by Evergreen Asset, at no additional expense to the Funds, for its cost of providing investment advisory services.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

9. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.


10. DEFERRED TRUSTEES' FEES

Each Independent Trustee of American Retirement, Balanced, Foundation, and Tax Strategic may defer any or all compensation related to performance of duties as a Trustee. Each Trustee's deferred balances are allocated to deferral accounts which are included in the accrued expenses for the Funds. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustee's fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of March 31, 1998, the value of the Trustees' deferral account for American Retirement, Balanced, Foundation, and Tax Strategic was $17,428, $83,697, $35,481, and $7,764.


11. FINANCING AGREEMENT

On October 31, 1996, a financing agreement among certain of the Evergreen Funds, State Street Bank & Trust ("State Street") and a group of Banks (the "Banks") became effective. Under this agreement, the Banks provided an unsecured credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly among the Banks. Borrowings under this facility bore interest at 0.75% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating Funds. State Street served as agent for the Banks, and as agent was entitled to a fee of $15,000 which was allocated to all of the participating Funds. This agreement was terminated on October 31, 1997.

On October 31, 1997, a temporary financing agreement between the participating Funds and First Union became effective. Under this agreement, First Union provided a fully committed unsecured credit facility in the aggregate amount of $300 million. Borrowings under this facility bore interest at 1.00% per annum above the Federal Funds rate. State Street served as administrative agent under this agreement, but received no compensation for its services. This agreement was terminated on December 22, 1997.

On December 22, 1997, a financing agreement among all of the Evergreen Funds, State Street and a group of Banks became effective. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $400 million ($275 million committed and $125 million uncommitted). The credit facility is allocated, under the terms of the financing agreement, among the Banks. The credit facility is to be accessed by the Funds for temporary or emergency purposes only and is subject to each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be incurred on the unused portion of the committed facility, which will be allocated to all Funds. For its assistance in arranging this financing agreement, the Capital Market Group of First Union was paid a one time arrangement fee of $27,500. State Street serves as administrative agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds.

During the year ended March 31, 1998, the Funds had no significant borrowings under these agreements.

                          Independent Auditors' Report

Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Evergreen American Retirement Fund, Evergreen Balanced Fund, Evergreen Foundation Fund and Evergreen Tax Strategic Foundation Fund of Evergreen Equity Trust listed below as of March 31, 1998, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the years or periods presented below:

   Evergreen American Retirement Fund - statement of operations for the year ended March 31, 1998, statements of changes in net assets for the year ended March 31, 1998, the three months ended March 31, 1997 and the year ended December 31, 1996 and financial highlights for the years or periods presented on pages 18 through 20, except for the periods prior to December 31, 1996. The financial highlights for the periods prior to December 31, 1996 were audited by other auditors whose report dated February 15, 1996 expressed an unqualified opinion thereon.

   Evergreen Balanced Fund - statement of operations for the nine months ended March 31, 1998 and the year ended June 30, 1997, statements of changes in net assets for the nine months ended March 31, 1998 and each of the years in the two year period ended June 30, 1997, and financial highlights for the years or periods presented on pages 21 through 23.

   Evergreen Foundation Fund - statement of operations for the year ended March 31, 1998, statements of changes in net assets for the year ended March 31, 1998, the three months ended March 31, 1997 and the year ended December 31, 1996 and financial highlights for the years or periods presented on pages 24 through 26, except for the periods prior to December 31, 1996. The financial highlights for the periods prior to December 31, 1996 were audited by other auditors whose report dated February 15, 1996 expressed an unqualified opinion thereon.

   Evergreen Tax Strategic Foundation Fund - statement of operations for the year ended March 31, 1998, statements of changes in net assets for the year ended March 31, 1998, the three months ended March 31, 1997 and the year ended December 31, 1996 and financial highlights for the periods presented on pages 27 and 28, expect for the periods prior to December 31, 1996. The financial highlights for the periods prior to December 31, 1996 were audited by other auditors whose report dated February 15, 1996 expressed an unqualified opinion thereon.

These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures include confirmation of securities owned as of March 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen American Retirement Fund, Evergreen Balanced Fund, Evergreen Foundation Fund, and Evergreen Tax Strategic Foundation Fund, funds of Evergreen Equity Trust, as of March 31, 1998, the results of their operations, changes in their net assets and financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.



                                     KPMG Peat Marwick LLP

Boston, Massachusetts
May 1, 1998

ADDITIONAL INFORMATION (Unaudited)


Special Meeting of Shareholders

On December 15, 1997, a special meeting of shareholders for American Retirement, Foundation, and Tax Strategic was held to consider a number of proposals and had the following shares represented at the meeting. On October 16, 1997, the record date for the meeting the Funds had the following shares outstanding:


                                                                                              American
                                                                                             Retirement
                                                                                           --------------
  Record date shares outstanding .........................................................   11,676,896
  Shares represented at meeting ..........................................................    7,118,479
  Percentage of record date shares represented at meeting ................................         61.0%
  The votes recorded at the meeting, by proposal, were as follows:
        Proposal 1 - The proposed reorganization of each Fund as a series of the
          Evergreen Equity Trust, a Delaware business trust:
        Shares voted "For" ...............................................................    6,315,328
        Shares voted "Against" ...........................................................      115,548
        Shares voted "Abstain" ...........................................................      687,603
        Proposal 2 - Reclassification as non-fundamental of the investment objective currently classified as fundamental:
        Shares voted "For" ...............................................................    6,232,727
        Shares voted "Against" ...........................................................      153,490
        Shares voted "Abstain" ...........................................................      732,262
        Proposal 3 - Changes to Fundamental investment restrictions:
        Proposal 3A - To amend the Fundamental restriction concerning diversification of investments:
        Shares voted "For" ...............................................................    6,269,671
        Shares voted "Against" ...........................................................      127,189
        Shares voted "Abstain" ...........................................................      721,619
        Proposal 3B - To amend the Fundamental restriction concerning concentration of a
          Fund's assets in a particular industry:
        Shares voted "For" ...............................................................    6,269,671
        Shares voted "Against" ...........................................................      127,189
        Shares voted "Abstain" ...........................................................      721,619
        Proposal 3C - To amend the Fundamental restriction concerning the issuance of senior securities:
        Shares voted "For" ...............................................................    6,269,671
        Shares voted "Against" ...........................................................      127,189
        Shares voted "Abstain" ...........................................................      721,619
        Proposal 3D - To amend the Fundamental restriction concerning borrowing:
        Shares voted "For" ...............................................................    6,269,671
        Shares voted "Against" ...........................................................      127,189
        Shares voted "Abstain" ...........................................................      721,619
        Proposal 3E - To amend the Fundamental restriction concerning underwriting:
        Shares voted "For" ..............................................................    6,269,671
        Shares voted "Against" ...........................................................      127,189
        Shares voted "Abstain" ...........................................................      721,619
        Proposal 3F - To amend the Fundamental restriction concerning investments in Real
          Estate:
        Shares voted "For" ..............................................................    6,269,671
        Shares voted "Against" ...........................................................      127,189
        Shares voted "Abstain" ...........................................................      721,619
        Proposal 3G - To amend the Fundamental restriction concerning commodities:
        Shares voted "For" ...............................................................    6,269,671
        Shares voted "Against" ...........................................................      127,189
        Shares voted "Abstain" ...........................................................      721,619
        Proposal 3H - To amend the Fundamental restriction concerning lending:
        Shares voted "For" ...............................................................    6,269,671
        Shares voted "Against" ...........................................................      127,189
        Shares voted "Abstain" ...........................................................      721,619



                                                                                                                 Tax
                                                                                              Foundation      Strategic
                                                                                           --------------- --------------
  Record date shares outstanding .........................................................   113,591,523     11,267,455
  Shares represented at meeting ..........................................................    66,320,831      6,593,651
  Percentage of record date shares represented at meeting ................................          58.4%          58.5%
  The votes recorded at the meeting, by proposal, were as follows:
        Proposal 1 - The proposed reorganization of each Fund as a series of the
          Evergreen Equity Trust, a Delaware business trust:
        Shares voted "For" ...............................................................    57,692,561      6,030,170
        Shares voted "Against" ...........................................................       829,118         73,295
        Shares voted "Abstain" ...........................................................     7,799,152        490,186
        Proposal 2 - Reclassification as non-fundamental of the investment objective currently classified as fundamental:
        Shares voted "For" ...............................................................    56,953,514      5,921,252
        Shares voted "Against" ..........................................................     1,385,813        131,540
        Shares voted "Abstain" ...........................................................     7,981,504        540,859
        Proposal 3 - Changes to Fundamental investment restrictions:
        Proposal 3A - To amend the Fundamental restriction concerning diversification of investments:
        Shares voted "For" ...............................................................    56,950,679      5,951,636
        Shares voted "Against" ...........................................................     1,225,590        107,527
        Shares voted "Abstain" ...........................................................     8,144,562        534,488
        Proposal 3B - To amend the Fundamental restriction concerning concentration of a
          Fund's assets in a particular industry:
        Shares voted "For" ...............................................................    56,946,730      5,951,636
        Shares voted "Against" ...........................................................     1,229,539        107,527
        Shares voted "Abstain" ...........................................................     8,144,562        534,488
        Proposal 3C - To amend the Fundamental restriction concerning the issuance of senior securities:
        Shares voted "For" ..............................................................    56,951,752      5,951,636
        Shares voted "Against" ...........................................................     1,224,213        107,527
        Shares voted "Abstain" ...........................................................     8,144,866        534,488
        Proposal 3D - To amend the Fundamental restriction concerning borrowing:
        Shares voted "For" ...............................................................    56,941,950      5,951,636
        Shares voted "Against" ...........................................................     1,234,015        107,527
        Shares voted "Abstain" ...........................................................     8,144,866        534,488
        Proposal 3E - To amend the Fundamental restriction concerning underwriting:
        Shares voted "For" ...............................................................    56,948,380      5,951,636
        Shares voted "Against" ...........................................................     1,227,889        107,527
        Shares voted "Abstain" ...........................................................     8,144,562        534,488
        Proposal 3F - To amend the Fundamental restriction concerning investments in Real
          Estate:
        Shares voted "For" ..............................................................    56,951,247      5,951,636
        Shares voted "Against" ...........................................................     1,225,022        107,527
        Shares voted "Abstain" ...........................................................     8,144,562        534,488
        Proposal 3G - To amend the Fundamental restriction concerning commodities:
        Shares voted "For" ...............................................................    56,937,046      5,951,636
        Shares voted "Against" ...........................................................     1,239,223        107,527
        Shares voted "Abstain" ...........................................................     8,144,562        534,488
        Proposal 3H - To amend the Fundamental restriction concerning lending:
        Shares voted "For" ...............................................................    56,937,578      5,951,636
        Shares voted "Against" ...........................................................     1,238,387        107,527
        Shares voted "Abstain" ...........................................................     8,144,866        534,488

                                                                                             American                     Tax
                                                                                            Retirement   Foundation    Strategic
                                                                                           ------------ ------------ ------------
        Proposal 3I - To amend the Fundamental restriction concerning the investment in
          Federally Tax Exempt Securities:
        Shares voted "For" ...............................................................          -             -   5,951,636
        Shares voted "Against" ...........................................................          -             -     107,527
        Shares voted "Abstain" ...........................................................          -             -     534,488
        Proposal 3J9 - Reclassification as nonfundamental of current fundamental restriction:
          Unseasoned Issuers
        Shares voted "For" ...............................................................  6,269,649    56,945,613           -
        Shares voted "Against" ...........................................................    127,310     1,232,240           -
        Shares voted "Abstain" ..........................................................    721,520     8,142,978           -
        Proposal 3J10 - Reclassification as nonfundamental of current fundamental restriction:
          Control or Management
        Shares voted "For" ...............................................................  6,269,649    56,937,753   5,951,636
        Shares voted "Against" ...........................................................    127,310     1,240,100     107,527
        Shares voted "Abstain" ...........................................................    721,520     8,142,978     534,488
        Proposal 3J11 - Reclassification as nonfundamental of current fundamental restriction:
          Short Sales
        Shares voted "For" ...............................................................  6,269,649    56,942,642   5,951,636
        Shares voted "Against" ...........................................................    127,310     1,235,211     107,527
        Shares voted "Abstain" ...........................................................    721,520     8,142,978     534,488
        Proposal 3J12 - Reclassification as nonfundamental of current fundamental restriction:
          Margin Purchases
        Shares voted "For" ...............................................................  6,269,649    56,939,968           -
        Shares voted "Against" ...........................................................    127,310     1,237,885           -
        Shares voted "Abstain" ...........................................................    721,520     8,142,978           -
        Proposal 3J13 - Reclassification as nonfundamental of current fundamental restriction:
          Other Investment Companies
        Shares voted "For" ...............................................................  6,269,649    56,946,734           -
        Shares voted "Against" ...........................................................    127,310     1,234,367           -
        Shares voted "Abstain" ...........................................................    721,520     8,139,730           -
        Proposal 3J14 - Reclassification as nonfundamental of current fundamental restriction:
          Officers' and Director's Ownership of Shares
        Shares voted "For" ..............................................................  6,269,649    56,943,489           -
        Shares voted "Against" ...........................................................    127,310     1,237,612           -
        Shares voted "Abstain" ...........................................................    721,520     8,139,730           -
        Proposal 3J15 - Reclassification as nonfundamental of current fundamental restriction:
          Warrants
        Shares voted "For" ...............................................................  6,269,649    56,946,734           -
        Shares voted "Against" ...........................................................    127,310     1,234,367           -
        Shares voted "Abstain" ...........................................................    721,520     8,139,730           -
        Proposal 3J16 - Reclassification as nonfundamental of current fundamental restriction:
          Interests in Oil, Gas, or Other Mineral Explorations or Development Programs
        Shares voted "For" ...............................................................  6,269,649    56,945,688           -
        Shares voted "Against" ...........................................................    127,310     1,234,091           -
        Shares voted "Abstain" ..........................................................    721,520     8,141,052           -
        Proposal 3J17 - Reclassification as nonfundamental of current fundamental restriction:
          Joint Trading
        Shares voted "For" ...............................................................  6,269,649    56,948,457           -
        Shares voted "Against" ..........................................................    127,310     1,231,529           -
        Shares voted "Abstain" ...........................................................    721,520     8,140,845           -
        Proposal 3J18 - Reclassification as nonfundamental of current fundamental restriction:
          Options
        Shares voted "For" ...............................................................  6,269,649    56,946,423           -
        Shares voted "Against" ...........................................................    127,310     1,233,563           -
        Shares voted "Abstain" ...........................................................    721,520     8,140,845           -
        Proposal 3J19 - Reclassification as nonfundamental of current fundamental restriction:
          Investment in Equity Securities
        Shares voted "For" ...............................................................  6,269,649             -           -
        Shares voted "Against" ...........................................................    127,310             -           -
        Shares voted "Abstain" ...........................................................    721,520             -           -

On January 6, 1998, a special meeting of shareholders for Evergreen Balanced Fund and Keystone Balanced Fund (K-1) was held to consider a proposal for reorganization of the Funds and had the following shares represented at the meeting. On November 10, 1997, the record date for the meeting, the Funds had the following shares outstanding:


                                                                                             Evergreen        Keystone
                                                                                              Balanced     Balanced (K-1)
                                                                                              ---------    ------------------
  Record date shares outstanding .........................................................    70,550,743   120,903,563
  Shares represented at meeting .........................................................    62,701,031   67,051,635
  Percentage of record date shares represented at meeting ................................          88.9%        55.5%
        Proposal - The proposed reorganization of each Fund as a series of the Evergreen
          Equity Trust, a Delaware business trust:
        Shares voted "For" ...............................................................    46,920,528   61,550,057
        Shares voted "Against" ...........................................................       178,867    1,584,174
        Shares voted "Abstain" ...........................................................    15,601,636    3,917,404


                FEDERAL TAX STATUS OF DISTRIBUTIONS (Unaudited)


Pursuant to section 852 of the Internal Revenue Code, the Funds have designated the following amounts as long-term 28% capital gain distributions and long-term 20% capital gain distributions for the fiscal year ended March 31, 1998:

                                             Aggregate                 Per Share
                                    ------------------------    ------------------------
                                        28%           20%          28%         20%
                                    ----------    ----------    ---------    --------
      American Retirement .........  $   929,318   $ 2,838,500   $ 0.074     $ 0.236
      Balanced ....................   66,297,210    93,567,090     0.981       1.328
      Foundation ..................   16,351,073    19,569,413     0.148       0.169
      Tax Strategic ...............       35,225       260,310     0.004       0.021

77.40% of the dividends distributed by Tax Strategic for the fiscal year ended March 31, 1998 are exempt from federal income tax, other than alternative minimum tax.

For corporate shareholders, the following percentages of ordinary income dividends paid during the fiscal year ended March 31, 1998 qualified for the dividends received deduction:

          American Retirement ......... 62.320%
          Balanced .................... 23.720%
          Foundation .................. 30.130%
          Tax Strategic ............... 63.407%

                                 Evergreen Funds

Money Market
Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Exempt
Short Intermediate Municipal Fund
High Grade Tax Free Fund
Tax Free Fund
California Tax Free Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
Massachusetts Tax Free Fund
Missouri Tax Free Fund
New Jersey Tax Free Income Fund
New York Tax Free Fund
North Carolina Municipal Bond Fund
Pennsylvania Tax Free Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund


Income
Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Government Securities Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund

Balanced
American Retirement Fund
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund

Growth & Income
Utility Fund
Income and Growth Fund
Fund for Total Return
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Equity Income Fund


Domestic Growth
Evergreen Fund
Omega Fund
Small Company Growth Fund
Strategic Growth Fund
Aggressive Growth Fund
Micro Cap Fund

Global International
Global Leaders Fund
International Growth Fund
International Equity Fund
Global Opportunities Fund
Natural Resources Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund

Express Line
800-346-3858

Investor Services
800-343-2898

Retirement Plan Services
800-247-4075

www.evergreenfunds.com

                                                           68367 543690 RV0 5/98

                                 --------------
                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                  CHARLOTTE, NC
                                 PERMIT NO. 136
                                 --------------

(Evergreen Funds logo)
201 South College St.
Charlotte, NC 28288

                                                         Evergreen

                                                         Balanced
                                                           Funds


September 30, 1998

 Semiannual Report


                                                          [ARTWORK APPEARS HERE]

[LOGO OF EVERGREEN FUNDS/SM/ APPEARS HERE]

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------


Letter to Shareholders...................................................... 1

Evergreen American Retirement Fund

   Fund at a Glance......................................................... 2

   Portfolio Manager Interview.............................................. 3

Evergreen Balanced Fund

   Fund at a Glance......................................................... 6

   Portfolio Manager Interview.............................................. 7

Evergreen Foundation Fund

   Fund at a Glance.........................................................11

   Portfolio Manager Interview..............................................12

Evergreen Tax Strategic Foundation Fund

   Fund at a Glance.........................................................16

   Portfolio Manager Interview..............................................17

Financial Highlights

   Evergreen American Retirement Fund.......................................21

   Evergreen Balanced Fund..................................................23

   Evergreen Foundation Fund................................................25

   Evergreen Tax Strategic Foundation Fund..................................27

Schedule of Investments

   Evergreen American Retirement Fund.......................................29

   Evergreen Balanced Fund..................................................33

   Evergreen Foundation Fund................................................40

   Evergreen Tax Strategic Foundation Fund..................................46

Statements of Assets and Liabilities........................................53

Statements of Operations....................................................54

Statements of Changes in Net Assets.........................................55

Combined Notes to Financial
Statements..................................................................58



--------------------------------------------------------------------------------
                                 Evergreen Funds
--------------------------------------------------------------------------------

Evergreen Funds is one of the nation's fastest growing investment companies with approximately $50 billion in assets under management.

With over 70 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.



This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

                 ---------------------------------------------------------------
Mutual Funds:    ARE NOT FDIC INSURED   May lose value . Are not bank guaranteed
                 ---------------------------------------------------------------

                          Evergreen Distributor, Inc.
    Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc.

                             Letter to Shareholders
                             ----------------------
                                  November 1998
                                  --------


[PHOTO OF WILLIAM M. ENNIS APPEARS HERE]

William M. Ennis
Managing Director

Dear Shareholders:

We are pleased to provide you the Evergreen Balanced Funds semiannual report covering the six-month period ended September 30, 1998.

Market Volatility

The financial markets have certainly experienced volatility in the past few months. After a five-year period of unprecedented growth, the stock market peaked on July 17, 1998, when prices were at historic highs relative to benchmarks such as corporate profits and dividends. Since that point, fears of foreign currency devaluations, political turbulence and instability abroad have produced an uncertain market. Through September, the market all but lost its year-to-date gains, and then in October was on the rise, nearing the levels of July's peak. We encourage you to take this opportunity to review your investment time horizon and ensure you are on track with your goals. We also encourage you to consider an invaluable strategy of investing during uncertain times: Dollar Cost Averaging./1/ By investing a little at a time in regular intervals, you can remain focused on your investment goals and not worry about predicting market trends. Contact your investment representative or call us at 800.343.2898 to start your Systematic Investment Plan today.

Year 2000/2/

The year 2000 is nearly upon us, and unlike some we are looking forward to it. We have been addressing the Year 2000 issue since February 1996 and have adopted an industry best practices methodology for the project. Our team is on schedule to complete the following milestones: Inventory and Assessment, Remediation, Testing and Contingency. We believe that for Evergreen shareholders, the transition into the next millennium should be seamless, with virtually no impact on the products and services you receive from us.

Cost Savings

In an effort to achieve efficiencies and cost savings, we are combining your funds' required mailings so you only receive one per household, based on the registration last name and exact address./3/ This reduces the mailing costs, not to mention the amount of paper needed to print, which in turn benefits your funds by reducing the overall expenses. If you prefer to receive separate copies of reports and prospectuses for each registered holder in your household, please notify us by calling the number on your statement and we will adjust our records accordingly.

Thank you for your continued investment with Evergreen Funds.

Sincerely,


/s/ William M. Ennis

William M. Ennis
Managing Director
Evergreen Funds


Good News!

Effective for the 1998 Tax Year, long-term capital gains taxes are reduced to 20%.


/1/ This type of plan does not assure a profit or protect against loss in a declining market.
/2/ The information above constitutes Year 2000 readiness
    disclosure.
/3/ If you purchased your shares through a financial representative, we may not be able to consolidate your mailings by last name and address, because that institution controls the mailings.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           American Retirement Fund
--------------------------------------------------------------------------------

                    Fund at a Glance as of September 30, 1998

We continue to have confidence in the Fund's long-term strategy, but our emphasis on mid-cap value stocks and short-term government bonds contributed to disappointing performance during the six-month period.



                                    Portfolio
                                   Management
                  ------------------------------------------
                   [PHOTO OF IRENE D. O'NEILL APPEARS HERE]

                              Irene D. O'Neill, CFA
                               Tenure: March 1988

--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                            [GRAPHIC APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 9/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

                            [GRAPHIC APPEARS HERE]

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/Source: 1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Wilshire 5000 Index and the Lehman Brothers Government/Corporate Bond Index are unmanaged indices and do not include any transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------
                                  Class A    Class B    Class C    Class Y
Inception Date                     1/3/95     1/3/95     1/3/95    3/14/88
 ................................................................................
Average Annual Returns
 ................................................................................
6 months with sales charge        -14.62%    -15.12%    -11.57%      n/a
 ................................................................................
6 months w/o sales charge         -10.36%    -10.71%    -10.68%    -10.25%
 ................................................................................
1 year with sales charge           -7.97%     -8.72%     -4.98%      n/a
 ................................................................................
1 year w/o sales charge            -3.38%     -4.13%     -4.06%     -3.14%
 ................................................................................
5 years                               --         --         --       9.46%
 ................................................................................
10 years                              --         --         --      10.63%
 ................................................................................
Since Inception                    12.15%     12.17%     12.78%     10.43%
 ................................................................................
Maximum Sales Charge                4.75%      5.00%      1.00%      n/a
                                 Front End     CDSC       CDSC
 ................................................................................
30-day SEC yield                    2.90%      2.30%      2.29%      3.30%
 ................................................................................
6-month income dividends
per share                          $0.25      $0.19      $0.19      $0.27
 ...............................................................................
* Adjusted for maximum sales charge.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

               CPI            LBGCBI        Wilshire 5000     Class A Shares
 1/3/95       10,000          10,000            10,000              9,525
 9/30/95      10,234          11,393            13,014             11,362
 9/30/96      10,541          11,906            15,476             12,740
 9/30/97      10,768          13,048            21,362             15,903
 9/30/98      10,929          14,727            22,064             15,365

Comparison of a $10,000 investment in Evergreen American Retirement Fund Class A, versus a similar investment in the Wilshire 5000 Index, the Lehman Brothers Government/Corporate Bond Index, and the Consumer Price Index (CPI).

The Wilshire 5000 Index is an unmanaged index of the largest 5,000 publicly traded U.S. stocks and is considered a broad stock market average, so it gives more weight to smaller companies than does the S&P 500.

The Lehman Brothers Government/Corporate Bond Index is a broad measure of the performance of government and corporate fixed-rate debt issues.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           American Retirement Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


--------------------------------------------------------------------------------
How did the Fund perform?
--------------------------------------------------------------------------------

It was a difficult six-month period for investment strategies that emphasize the types of stocks and bonds that have been the cornerstone of the American Retirement Fund's successful long-term strategy. As a consequence, the Fund lagged industry benchmarks. For the six months that ended on September 30, 1998, the Fund's Class A, B, C and Y shares had total returns, of -10.36%, -10.71%, -10.68% and -10.25%, respectively. All returns are unadjusted for any applicable sales charges. During the same six-month period, the average balanced fund had a return of -5.37%, as measured by Lipper Analytical Services, Inc., an independent monitor of mutual fund performance.

                                    Portfolio
                                 Characteristics
                                 ---------------


  Total Net Assets                                                  $219,683,952
 ................................................................................
  Number of Holdings                                                         162
 ................................................................................
  Beta                                                                      0.65
 ................................................................................
  P/E Ratio                                                                13.4x
 ................................................................................



How did the investment environment affect the Fund?

The investment environment did not favor the investments that the Evergreen American Retirement Fund traditionally has emphasized. The Fund's equity strategy focuses on value-oriented, mid-cap stocks because we believe they offer superior, long-term, capital appreciation potential. In addition, the Fund's fixed-income strategy focuses on short-term U.S. government securities because of their historical price stability and reliability of income. Unfortunately, during the six-month period, mid-cap value stocks and shorter-term fixed income securities were not in favor; investors favored large-company growth stocks and longer-maturity government bonds.

At the end of the period, for example, the median market capitalization of stocks in the Fund's portfolio was $2.1 billion and the average maturity of bonds was 4.6 years. In contrast, the typical balanced mutual fund owned stocks with a median market capitalization of $16.9 billion and bonds with an average maturity of 9.7 years. During a period of high volatility and uncertainty in the equity market and falling interest rates in the bond market, investors preferred large company growth stocks and longer-maturity government bonds.

We continue to have confidence in the Fund's long-term strategy, but our emphasis on mid-cap value stocks and short-term government bonds contributed to disappointing performance during the six-month period. We believe investors have overlooked extremely attractive values in the mid-cap area, and these stocks still offer superior, long-term growth opportunities. We also believe the shorter-term government securities continue to offer stability and reliable income that are important ingredients of our long-term approach.

Did you make any asset allocation or tactical changes during the six months?

We decreased the equity and convertible securities allocations slightly and increased the fixed income portion of the portfolio to position the Fund more defensively in a time of uncertainty and volatility in the equity markets.

--------------------------------------------------------------------------------
                                ASSET ALLOCATION
--------------------------------------------------------------------------------

                                     March 31, 1998         September 30, 1998

Stocks                                    44.0%                   42.5%
 ................................................................................
Convertible Securities                    27.2%                   22.9%
 ................................................................................
Fixed Income                              26.8%                   32.4%
 ................................................................................
Cash & Equivalents                         2.0%                    2.2%
 ................................................................................

--------------------------------------------------------------------------------
                                   EVERGREEN
                           American Retirement Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview

What were your principal equity strategies, and how did they change during the period?

Within the equity portion of the portfolio, we increased the allocation to utility stocks because of their defensive characteristics. We reduced our positions in stocks and convertible securities that appeared fully valued or in which we had concerns about the fundamental outlooks of the underlying companies.

We continued to seek out undervalued securities of restructuring companies that have the potential to enhance earnings. Among the companies we favored were:
Armstrong World, the flooring and building material company; Arvin Industries and Simpson Industries, both involved in the automotive parts industry; Tenneco, a diversified company involved in both packaging and the automotive parts industries; and Thomas & Betts, an electrical components supplier.

We also looked for opportunities among stable earnings companies in the consumer, non-cyclical area because these companies typically perform well in economic downturns. Two good examples were Ruddick, which operates supermarkets in the Southeast, and Lancaster Colony, which produces consumer products, including food, glassware and candles.


                               Top 5 Industries --
                                     Equity
                                     ------
                          (based on 9/30/98 net assets)

  Utilities -- Electric                                                  8.1%
 ................................................................................
  Banks                                                                  6.9%
 ................................................................................
  Finance & Insurance                                                    5.5%
 ................................................................................
  Oil / Energy                                                           3.7%
 ................................................................................
  Retailing & Wholesale                                                  3.5%
 ................................................................................


Did any themes or areas help the performance of the Fund?

Yes. As in the past, the Fund's emphasis on value stocks led us to invest in companies that became takeover targets. During the six months, one Fund holding was acquired, and another three were subjects of pending acquisitions. Mercantile Stores has been acquired by Dillard's, a larger department store chain, providing a healthy gain for the Fund. In addition, Amoco is the subject of a pending takeover by British Petroleum; Crestar, a bank, is expected to be acquired by Sun Trust; and TCI Communications, a cable company, is the subject of an acquisition offer by AT&T.

The best-performing industry group was publishing, broadcast and entertainment. Our primary holdings were cable and entertainment companies, which continued to enjoy strong earnings growth and which had very little exposure to foreign problems. We expect the expansion of cable services and products to offer the industry new opportunities for revenue growth. In addition to TCI, other investments that performed well were Cox Communications, where we own the convertible security, and Time Warner, where we own both the common stock and the convertible.

Another group that did well was the electric utility industry. Electric utilities are good defensive stocks because their earnings tend to hold up well in downturns, they have relatively high dividend yields, and they benefit from declining interest rates. Deregulation in this industry is producing benefits for many companies, both in revenue growth and merger and acquisition opportunities.

The Fund's investment in the convertible security of Air Touch, a major provider of wireless communications service, also was very successful.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           American Retirement Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


What has been your strategy with the fixed-income allocation in the portfolio?

We have continued to focus on short-term, U.S. government agency securities, with only a very minimal commitment to corporate bonds. Government agency securities provide the highest credit quality, with a better yield than Treasuries. We have been able to obtain an average yield advantage of more than one percentage point by investing in agencies rather than Treasuries with comparable maturities.

While shorter-term bonds tend to underperform longer-term bonds in a declining interest rate environment, such as we have been experiencing, they offer price stability and provide a good balance to the equities in the portfolio.

                                  Fixed Income
                                   Allocation
                                   ----------
                          (based on 9/30/98 net assets)

  Government Agency-- Notes & Bonds                                     30.2%
 ................................................................................
  Treasury Notes & Bonds                                                 0.8%
 ................................................................................
  Banks                                                                  0.5%
 ...............................................................................
  Finance & Insurance                                                    0.5%
 ................................................................................
  Telecommunication Services & Equipment                                 0.4%
 ................................................................................


What is your outlook?

We expect the U.S. economy to slow over the next few months as a result of global economic problems. The Federal Reserve Board, however, is expected to continue to lower short-term interest rates to stimulate the economy and offset the softness created by international events.

In this environment, we will be looking for good value. Currently, we see opportunities in many stocks with above-average dividend yields and strong prospects for earnings growth once the economy starts to improve. We believe this value sector has been overlooked by the market and offers investors good potential for capital appreciation.


                                     Top 10
                                 Equity Holdings
                                 ---------------
                          (based on 9/30/98 net assets)

  Marketspan Corp.                                                       1.2%
 ................................................................................
  Houston Industries, Inc.                                               1.1%
 ................................................................................
  Sempra Energy                                                          1.1%
 ................................................................................
  Puget Sound Energy, Inc.                                               1.1%
 ................................................................................
  Merrill Lynch & Co., Inc.
  6.00% STRYPES, Due 6/1/99 (exch. for
  Cox Communications, Inc. common stock)                                 1.1%
 ................................................................................
  Family Golf Centers, Inc.                                              1.1%
 ................................................................................
  Texas Utilities Co.                                                    1.0%
 ................................................................................
  Norwest Corp.                                                          1.0%
 ................................................................................
  U.S. West, Inc.                                                        1.0%
 ................................................................................
  Public Service Enterprise Group, Inc.                                  1.0%
 ................................................................................

--------------------------------------------------------------------------------
                                   EVERGREEN
                                 Balanced Fund
--------------------------------------------------------------------------------

                   Fund at a Glance as of September 30, 1998


We made a change in early June to take advantage of the defensive protection that high quality bonds can provide in a period of extreme volatility in the stock market.


                                   Portfolio
                                  Management
                  ------------------------------------------
                     [PHOTO OF CHRIS CONKEY APPEARS HERE]

                                  Chris Conkey
                               Tenure: August 1998

                     [PHOTO OF JUDITH WARNERS APPEARS HERE]

                                 Judith Warners
                               Tenure: August 1998


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                            [GRAPHIC APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 9/30/98.


The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

                            [GRAPHIC APPEARS HERE]

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/Source: 1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S&P 500 and the LBGCBI are unmanaged indices and do not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------

                                          Class A  Class B   Class C   Class Y
Inception Date                            1/20/98  9/11/35   1/22/98   1/26/98
 ................................................................................
Average Annual Returns
 ................................................................................
6 months with sales charge                 -7.52%   -7.96%    -4.14%     n/a
 ................................................................................
6 months w/o sales charge                  -2.91%   -3.18%    -3.18%   -2.71%
 ................................................................................
1 year with sales charge                      --     1.17%       --      n/a
 ................................................................................
1 year w/o sales charge                       --     5.71%       --       --
 ................................................................................
5 years                                       --    11.58%       --       --
 ................................................................................
10 years                                      --    11.44%       --       --
 ................................................................................
Since Inception**                          -0.99%    8.42%     3.21%    7.25%
 ...............................................................................
Maximum Sales Charge                        4.75%    5.00%     1.00%     n/a
                                          Front End  CDSC      CDSC
 ................................................................................
30-day SEC yield                            2.99%    2.39%     2.39%    3.38%
 ................................................................................
6-month income dividends per share         $0.22    $0.18     $0.18    $0.24
 ................................................................................

 * Adjusted for maximum sales charge.
** Represents cumulative returns for Class A, C, and Y shares as these classes opened in January 1998 and do not have annual returns yet.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                 CPI          LBGCBI         S & P 500      Class B
     9/30/88    10,000        10,000           10,000         9,525
     9/30/89    10,434        11,132           13,301        12,148
     9/30/90    11,077        11,884           12,071        11,513
     9/30/91    11,452        13,768           15,834        14,068
     9/30/92    11,795        15,590           17,853        15,146
     9/30/93    12,112        17,374           19,869        16,879
     9/30/94    12,471        16,655           20,602        16,508
     9/30/95    12,788        19,045           26,730        19,484
     9/30/96    13,172        19,903           32,165        22,576
     9/30/97    13,456        21,811           45,175        27,933
     9/30/98    13,656        24,618           49,261        29,528

Comparison of a $10,000 investment in Evergreen Balanced Fund Class B, versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Lehman Brothers Government/Corporate Bond Index (LBGCBI), and the Consumer Price Index
(CPI).

The Standard & Poor's 500 Index is an unmanaged index of 500 publicly traded U.S. stocks and is often used to indicate the performance of the overall stock market.

The Lehman Brothers Government/Corporate Bond Index is a broad measure of the performance of government and corporate fixed-rate debt issues.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                 Balanced Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview

How did the Fund perform during the six months?

In a fast-changing and highly volatile environment, the Fund had negative performance during the period, despite outperforming the industry average for balanced funds. For the six months that ended on September 30, 1998, the Balanced Fund's Class A, B, C and Y shares had total returns of-2.91%, -3.18%, -3.18% and -2.71%, respectively. These returns are unadjusted for any applicable sales charges. During the same six-month period, the average balanced mutual fund had a return of -5.37%, as measured by Lipper Analytical Services, Inc., an independent monitor of mutual fund performance.


                                    Portfolio
                                 Characteristics
                                 ---------------


  Total Net Assets                                                $1,700,160,383
 ................................................................................
  Number of Holdings                                                         234
 ................................................................................
  Beta                                                                      0.92
 ................................................................................
  P/E Ratio                                                                29.4x
 ................................................................................

What was the investment environment like during the period?

The six months actually encompassed two very different periods. As we started the new fiscal year in early April, the market environment featured relatively stable interest rates and rising equity prices. During this period, the principal investment fear was that the economic growth might overheat, setting off inflationary pressures and leading to higher interest rates. This period continued through mid-July when the environment abruptly changed because the Russian financial collapse made people realize that international economic problems were much more serious and had a greater potential impact on the U.S. economy than investors had assumed. In the U.S., we went from fear of too much economic growth to fear of too little growth because of the ripple effects of problems throughout the emerging markets. Both the stock and the bond markets were affected, and the most immediate problems were created by concerns about liquidity as well as concerns about the solvency of institutions.

The stock market, as reflected by the Standard & Poor's 500 Index, fell by approximately 20% between mid-July and the end of September. The price losses spanned different industries, but particularly affected financial services companies, which began to anticipate lower earnings in July and August. In addition, investors began to be concerned that credit quality would start to deteriorate.

In the bond market, the global flight to quality rewarded investors in U.S. Treasuries, which outperformed bonds carrying credit risk. As investors sought out high quality bonds, the yields of the 30-year Treasury declined by almost a full percentage point, to 5.10%, with yields on intermediate Treasuries declining even more -- by 1.4%. As a consequence, the price of Treasuries appreciated. At the end of the period, the Federal Reserve Board began to ease monetary policy, reducing short-term interest rates by one-quarter of one percent.


Did asset allocation between stocks and bonds change during the six months?

Yes. At the end of the fiscal period, the Fund was as conservatively positioned as it is likely to be, with 52% of net assets in stocks and 48% in bonds. In contrast, at the start of the period on April 1, the Fund was approximately 60% in equities and 40% in bonds.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                 Balanced Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview


We made a change in early June to take advantage of the defensive protection that high quality bonds can provide in a period of extreme volatility in the stock market. This reallocation helped the Fund's performance.

Over the long run, we expect stocks to outperform bonds and the Fund's allocation will reflect that. During the current, very unusual period, however, we believe it makes sense to have a relatively heavy weighting in bonds because of the strong performance in the fixed income market and the greater protection high grade bonds offer during market volatility.


                               Top 5 Industries --
                                     Equity
                                     ------
                          (based on 9/30/98 net assets)

  Healthcare Products & Services                                      11.2%
 ...............................................................................
  Oil / Energy                                                         7.2%
 ...............................................................................
  Finance & Insurance                                                  3.8%
 ...............................................................................
  Utilities -- Telephone                                               3.5%
 ...............................................................................
  Utilities -- Electric                                                3.3%
 ...............................................................................


What strategies did you pursue in managing the equity portion of the portfolio?

We kept the equity allocation diversified across many sectors, but we did make some changes. At the start of the period, the Fund's largest weightings were in the financial services and healthcare sectors. We reduced both weightings, and cut the financial services area more significantly because we were concerned about this sector's vulnerability to foreign problems. We also were worried about a possible deterioration in the quality of bank loans. In healthcare, we moved to a weighting more in line with overall market indices, but increased diversification across the entire industry, with investments in pharmaceuticals, hospital management companies and medical equipment companies.

One notable change was to increase the investments in industry-leading growth companies, including companies that historically have not paid dividends, especially in technology, which had been under-represented in the Fund. We bought stocks in established companies that were market leaders, such as Microsoft, EMC, Sun Microsystems and Medtronics, and we maintained a healthy investment in IBM. We also slightly increased the investments in more defensive industries such as food, regional telephone companies and utilities.


What companies have helped performance?

General Electric, a major investment by the Fund, continued to support performance, although we did trim back the position somewhat to take profits. Several pharmaceutical companies also have helped, including Schering-Plough and Warner-Lambert, as well as the technology holdings such as IBM, EMC and Sun Microsystems.


--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(based on 9/30/98 net assets)

                           [PIE CHART APPEARS HERE]

Common Stock -- 49.3%
Corporate Notes/Bonds -- 20.3%
Mortgage Backed Securities -- 9.7%
Asset Backed Securities -- 6.1%
Foreign Bonds* -- 5.4%
Cash and Equivalents -- 4.4%
Convertibles -- 2.7%
Treasury Notes/Bonds -- 1.6%
Government Agency/Notes Bonds -- 0.5%

* All foreign securities are high quality, with currency hedged to protect against fluctuations.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                 Balanced Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview

What strategies did you pursue in managing the fixed-income portion of the portfolio?

We have significantly increased the fixed-income allocation, but our policy in managing the fixed income component has been very consistent. We have over-weighted quality corporate bonds and mortgage-backed securities because of their yield advantage over government bonds, while maintaining a very high credit quality. Average credit quality was AA on September 30. We have focused on structure in the fixed income portfolio, meaning we have invested in bonds that offer protection against early redemption by their issuers. This is very important in a declining interest rate environment, because it allows the Fund to retain the higher yields of existing bonds. We also have concentrated on bonds from defensive industries, including insurance, defense and utilities. About 10% of the fixed income portfolio has been in U.S. Treasuries.

The fixed income portfolio also has a slightly longer average maturity than the average bond fund. On September 30, average-weighted maturity was 11 years, and duration was 5.1 years. This has helped performance as interest rates declined and the prices of higher-rated bonds tended to rise.


                              Top 5 Industries --
                                      Bonds
                                      -----
                          (based on 9/30/98 net assets)

  Finance & Insurance                                                    6.5%
 ................................................................................
  Collateralized Mortgage Obligations                                    6.2%
 ...............................................................................
  Asset-Backed Securities                                                6.1%
 ................................................................................
  Foreign Bonds (Non-U.S. Dollars)                                       4.2%
 ................................................................................
  Mortgage Pass-Through Certificates                                     3.5%
 ................................................................................


                                      Top 5
                                  Bond Holdings
                                  -------------
                          (based on 9/30/98 net assets)

  Federal National Mortgage Association
  (various rates and maturities)                                         2.3%
 ................................................................................
  Realkredit Danmark, 6.00% 10/1/2026                                    1.9%
 ................................................................................
  U.S. Treasury Bonds (various rates and maturities)                     1.6%
 ................................................................................
  Nykredit                                                               1.3%
 ................................................................................
  United Kingdom Treasury, 7.25% 12/7/2007                               1.0%
 ................................................................................


What is the outlook?

We expect the economy, as reflected by Real Gross Domestic Product, to continue to grow in 1998; however, there is the potential of a recession in 1999. If a recession were to occur, we would not expect it to last very long or to be very deep. The Federal Reserve Board has lowered short-term interest rates to stimulate the economy, and we expect further reductions in the coming months.

International economic conditions, particularly in Japan, Brazil and Europe, will continue to have an influence on the U.S. economy. In the short term, we expect corporate profits to flatten somewhat. An important variable will be the ability of the financial industry to continue to provide loans to industry and avoid a liquidity crunch.

We do not expect the present asset allocation of 52% stocks and 48% bonds to shift more towards bonds, and we will look for the appropriate time to shift back toward a greater emphasis on equities. In the equity portfolio, we will continue to look for value among established, large-cap, dividend-paying companies. We expect to continue to emphasize food companies, retailers, utilities and other industries that offer defensive protection in times of uncertainty. We also expect to maintain a representation among industry-leading growth companies, including technology companies, because of their superior long-term prospects.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                 Balanced Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


In the fixed-income portfolio, we plan to focus on high quality bonds as the economy slows, and take advantage of the yield advantage of highly rated corporate bonds and mortgage-backed securities over Treasuries. We will continue to try to protect the Fund's income by looking for bonds with call protection, which allow the Fund to receive the higher yields of yesterday during today's lower-interest-rate environment.


                                     Top 10
                                 Equity Holdings
                                 ---------------
                          (based on 9/30/98 net assets)

  Johnson & Johnson                                                      1.7%
 ................................................................................
  Merck & Co., Inc.                                                      1.6%
 ...............................................................................
  General Electric Co.                                                   1.5%
 ................................................................................
  Texaco, Inc.                                                           1.4%
 ................................................................................
  Monsanto Co.                                                           1.3%
 ................................................................................
  Schering-Plough Corp.                                                  1.2%
 ................................................................................
  Mobil Corp.                                                            1.2%
 ................................................................................
  Bristol-Myers Squibb Co.                                               1.2%
 ................................................................................
  Warner-Lambert Co.                                                     1.1%
 ................................................................................
  Ameritech Corp.                                                        1.1%
 ................................................................................

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Foundation Fund
--------------------------------------------------------------------------------

                    Fund at a Glance as of September 30, 1998


The investment policy strategy adopted early in the fiscal year assumed that the markets would show considerable volatility and contained numerous examples of overpriced issues.



                                   Portfolio
                                  Management
              --------------------------------------------------

                   [PHOTO OF STEPHEN A. LIEBER APPEARS HERE]

                               Stephen A. Lieber
                              Tenure: January 1990


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                            [GRAPHIC APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 9/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

                            [GRAPHIC APPEARS HERE]

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/Source: 1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S&P 500 Index and the Lipper Balanced Funds Average are unmanaged indices and do not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------

                                           Class A  Class B  Class C  Class Y
Inception Date                              1/3/95  1/3/95   1/3/95   1/2/90
 ................................................................................
Average Annual Returns
 ................................................................................
6 months with sales charge                 -9.73%   -10.26%  -6.51%     n/a
 ................................................................................
6 months w/o sales charge                  -5.23%    -5.57%  -5.57%   -5.12%
 ................................................................................
1 year with sales charge                   -0.12%    -0.94%   3.06%     n/a
 ................................................................................
1 year w/o sales charge                     4.87%     4.06%   4.06%    5.09%
 ................................................................................
5 years                                      --       --       --     12.77%
 ................................................................................
Since Inception                            15.97%    16.06%   16.55%   16.03%
 ................................................................................
Maximum Sales Charge                        4.75%     5.00%    1.00%    n/a
                                          Front End   CDSC     CDSC
 ................................................................................
30-day SEC Yield                            2.03%     1.39%    1.39%    2.38%
 ................................................................................
6-month income dividends
per share                                  $0.21     $0.13    $0.13    $0.23
 ...............................................................................
*Adjusted for maximum sales charge.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                    CPI           LBFA          S&P 500       Class A
     1/3/95        10,000        10,000         10,000          9,525
    9/30/95        10,234        12,042         12,977         11,743
    9/30/96        10,541        13,539         15,615         12,763
    9/30/97        10,768        16,814         21,931         16,610
    9/30/98        10,929        17,343         23,915         17,416



Comparison of a $10,000 investment in Evergreen Foundation Fund Class A, versus a similar investment in the S&P 500 Index, the Lipper Balanced Funds Average
(LBFA), and the Consumer Price Index (CPI).

The S&P 500 Index is an unmanaged index of 500 publicly traded U.S. stocks and is often used as an indicator of performance of the overall stock market.

The Lipper Balanced Funds Average measures the average performance of balanced funds excluding sales charges.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Foundation Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


What was the performance of the Evergreen Foundation Fund in the first half of the fiscal year?

For the six months ended September 30, 1998, the Evergreen Foundation Fund's Class A, B, C, and Y shares returned -5.23%, -5.57%, -5.57% and -5.12%, respectively, compared with the -6.97% of the Standard and Poor's 500 Index and the -5.37% return of the Lipper Balanced Funds Average. Since inception on January 2, 1990, the Fund's Class Y shares have provided a return of 267.26%, with an average annual return of 16.03%.


                                    Portfolio
                                 Characteristics
                                 ---------------


  Total Net Assets                                                $2,776,465,795
 ................................................................................
  Number of Holdings                                                         358
 ................................................................................
  Beta                                                                      0.63
 ................................................................................
  P/E Ratio                                                                18.1x
 ................................................................................



What has been the trend of performance this year?

After providing a positive performance return in the first quarter of the fiscal year ended June 30, 1998, and beginning the September quarter with further gains, the Fund was affected by the severe stock market decline at the end of August and into September. There were two impacts: declining equity prices and rising Treasury bond prices. For the quarter, the Fund's equities showed a 12.9% decline, while its Treasury bond position produced a gain of 7.7%. For the six months ended September 30, the equities had a total decline of 12.9%, and the Treasury bond position showed a gain of 12.4%. The Fund's performance was also affected by the maintenance of an approximately 12% cash equivalent position during this time.


What were the major impacts on performance during the six months?

The major impact was, of course, the declining stock market at the end of the September quarter, and most markedly, the decline in stock prices of financial institutions' common stocks during the period subsequent to the Russian ruble collapse. Unprecedented waves of selling hit the nation's major financial institutions, several of which are included in the Fund's holdings. Declines of 30% to 60% occurred in a number of these issues, but the Fund's diversification permitted significant offsets which moderated the downward impact.

These same conditions focused worldwide investor attention on U.S. Treasury obligations as the most defensive and secure investment opportunities. With the Fund's considerable focus on long-term U.S. Treasuries, it enjoyed particular strength during this period. In fact, the Fund's Treasury position had been enlarged during the six months.

Positive equity performance still continued for a significant number of the Fund's holdings. The top ten performers increased between 24.6% and 58.8% during the six-month period. The leader was McKesson Corp., with a gain of 58.8%; followed by Cisco Systems, Inc., up 37.5%; Lilly (Eli) & Co., up 31.2%; Cox Communications, Inc., up 30.1%; and Tricon Global Restaurants, Inc., up 29.6%. Pharmaceutical and technology issues provided major sources of gains, led by Lilly (Eli) & Co., up 31.2%; and Schering-Plough Corp., up 26.3% in the pharmaceutical group. Technology issues powering the Fund's performance were Cisco Systems, Inc., up 37.5%; Compaq Computer Corp., up 24.6%; International Business Machines Corp., up 23.3%; Microsoft Corp., up 22.5%; and Sun Microsystems, Inc., up 19.5%. Some utility companies were among the top performers, Energy East Corp., up 27.8% and Orange & Rockland Utilities, Inc., up 22.1%.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Foundation Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview


--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(based on 9/30/98 net assets)

                           [PIE CHART APPEARS HERE]

Common Stock -- 58.6%
U.S. Treasury Notes/Bonds -- 28.2%
Cash and Equivalents -- 11.4%
Government Agency Notes/Bonds -- 0.8%
Convertibles -- 1.0%


What was the Fund's asset allocation strategy with regard to stocks, bonds, and cash equivalents?

During the six months, the Fund maintained a generally stable asset allocation position. Significant changes included increases in the long-term Treasury bond position in June and July, and then, later in August and through September, the switch of some cash equivalent reserves into equities which were purchased at depressed prices. The investment policy strategy adopted early in the fiscal year assumed that the markets would show considerable volatility and contained numerous examples of overpriced issues. Our goal was to anticipate probable declines and to be in a position to utilize the Fund's cash equivalents to take advantage of these declines. Thus, we set about aggressively to use these reserves, increasing the equity asset allocation in September. Purchases included several issues new to the portfolio, and numerous increases to existing positions, particularly when the latter were under severe pressure. New holdings included American Express Co., American Stores Co., Mellon Bank Corp., Progressive Corp.(Ohio), Norwest Corp., Dollar General Corp. (Strypes), and Philips International Realty Corp. Among the issues added to the portfolio, a number have withstood the market volatility, and even provided substantial gains through September 30. Amoco Corp. shares have advanced as a result of an acquisition bid by British Petroleum Co. Plc.

American Stores Co. has moved up with the advance of Albertson's, Inc., which is planning to acquire the company. Perkin-Elmer Corp. has had a major advance as it is restructuring its operations, and Progressive Corp. has demonstrated an earning power which renewed market optimism concerning its valuation. These are but a few of the positive developments which have impacted the portfolio's new and enlarged commitments. Even in those which had particularly sizable declines toward the end of the quarter, we are now encountering positive investor revaluation. Of the Fund's significant positions which were increased during the six months, those with the greatest declines were Lehman Brothers Holdings, Inc. and Merrill Lynch & Co., Inc.


How do the Fund's long-term strategies fare in the recent market volatility?

The Fund's long-term strategy of concentrating fixed income investments in U.S. Treasury obligations was, as noted above, highly rewarding in the atmosphere of financial crisis when investors chose to literally retreat into Treasuries.

The Fund's equity strategy of concentrating on the effort to select undervalued growth opportunities was effective in the often uncertain and highly volatile markets. There was considerable validation of this strategy in the continuing highly favorable trend of mergers and acquisitions. During the six months, 21 of the Fund's holdings were the subject of merger or acquisition offers, demonstrating, in our view, both their undervaluation and the dynamism of other companies in their industries, or interested in their industries. Financial institutions continued to be active in this trend. The Fund's holdings in First of America Bank Corp., purchased in July, 1995, was acquired in April at a valuation which provided a 217.7% gain for the Fund. Other banks with such bids included: Crestar

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Foundation Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview


Financial Corp., 94.5% from May 1993 (still pending in its merger with SunTrust Banks, Inc.); Firstar Corp., 26.1% just six months after its purchase by the Fund (still pending with Star Banc Corp.); Beneficial Corp., 151.1%, one and three-quarter years after its purchase; and First Chicago NBD Corp., 97.1%, three and three-quarter years holding, the purchase by Banc One Corp. still pending. The utility industry was involved in these holdings with Long Island Lighting Co. being acquired by KeySpan Energy Corp., with a 48.8% gain to the Fund in just over one year and a half; 360 (Degrees) Communications Co. acquired by ALLTEL Corp. with a 116.7% gain in two years and five months; Orange and Rockland Utilities, Inc., with a 51.8% gain (still pending in just over one year) with an offer by Consolidated Edison, Inc.; and GTE Corp. with a 35.0% gain, pending the acquisition by Bell Atlantic Corp. The diversity of this group of acquisitions or mergers reflects the Fund's highly diversified positioning, with Oasis Residential, Inc., a real estate investment trust; Continental Homes Holding Corp., a home-builder; Western Atlas, Inc., an oil field services company; Mercantile Stores Co., Inc., a retailer; Amp, Inc., an electronic components company; and even Chrysler Corp., with a proposed acquisition by Daimler-Benz AG.

We anticipate that as the security markets regain stability, this long-term trend which has provided over 59 (48 completed and 11 pending) mergers and acquisitions for the Fund portfolio, with an average gain of 67.2% on the completed acquisitions, will continue to be a source of significant capital appreciation.


                              Top 5 Industries --
                                    Equity
                                    ------
                         (based on 9/30/98 net assets)

Finance and Insurance                                           9.1%
 ......................................................................
Information Services & Technology                               7.0%
 .....................................................................
Healthcare Products and Services                                6.8%
 ......................................................................
Banks                                                           6.8%
 ......................................................................
Real Estate                                                     4.8%
 ......................................................................


Did the Fund sell any securities when stock prices were near their highs for the fiscal year?

The Fund made a number of significant sales of shares to take advantage of price spurts during the market's trend to new highs in the spring and early summer. The largest single profit (882.2% in five and three-quarter years) was taken in a portion of the Fund's holdings in Intel Corp., when we judged that the shares had amply discounted present opportunities. While still highly confident of the long-term trend of the company, we reduced the position in order to limit the Fund's volatility. Similar sales were made of other technology leaders, including portions of the positions in Cisco Systems, Inc., Lucent Technologies Inc., Hewlett-Packard Co., Honeywell, Inc., and Perkin-Elmer Corp. In the health care industry, another area where the Fund has had great success with long-term commitments, reductions were made in positions in Pfizer, Inc., Medtronic, Inc., and Monsanto Co. Among financials, positions were reduced in Dime Bancorp, Inc., SunTrust Banks, Inc., and Morgan (J.P.) & Co., Inc., while positions in Wachovia Corp. and Cardinal Health, Inc. were eliminated. Sizable gains were taken in other issues which subsequently fell quite sharply, including Household International, Inc., Disney (Walt) Co., Avon Products, Inc., and International Flavors & Fragrances, Inc. The fundamental motivation for the sales was asset protection. The number of losses was minimal for the Fund; illustratively, a 28.4% loss in the shares of Nike, Inc. on a long-term basis, and one short-term loss of 17.7% in the shares of Penney (J.C.) Co., Inc.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Foundation Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview



                                    Top 10
                                Equity Holdings
                                ---------------
                         (based on 9/30/98 net assets)

  Intel Corp.                                                              2.5%
 ................................................................................
  Federal National Mortgage Association                                    1.7%
 ................................................................................
  General Electric Co.                                                     1.6%
 ................................................................................
  Microsoft Corp.                                                          1.5%
 ................................................................................
  Du Pont (E.I.) De Nemours & Co.                                          1.2%
 ................................................................................
  Hewlett-Packard Co.                                                      1.0%
 ................................................................................
  BankBoston Corp.                                                         0.9%
 ................................................................................
  Sprint Corp.                                                             0.9%
 ................................................................................
  Lilly (Eli) & Co.                                                        0.9%
 ...............................................................................
  International Business Machines Corp.                                    0.8%
 ................................................................................



What is the outlook for the Fund at this time?


Management is optimistic that the much feared crisis of financial liquidity in the United States, and the apprehension of recession prospects in the months ahead has been greatly overdone. The demonstrated willingness of the Federal Reserve to provide interest rate cuts to ensure support for the American financial system, and to demonstrate that inflation is not feared at this time, has already had highly positive effects for the equity markets since the October 15th rate decrease. Further, the settlement of budget disputes in the Congress, the program to further fund the IMF, and the United States readiness to lead a program of support for Brazil, should remove much of the fear concerning broader financial chaos. The long effort to restimulate Japan continues, but with a more optimistic outlook than in the last two years because that country is finally facing the need to provide new funding for its banking system in recognition of the huge loan losses it carries. The Asian financial difficulties remain of deep concern, but there is already evidence of turnaround, though slow, and perhaps halting, in several countries, including Thailand, Korea, and the Philippines.

The profitability of American business remains intact, even taking into account many lower than expected earning statements for the third quarter. It is already evident that corporations are tightening their operating and financial belts for a more competitive, more pressured environment. But, corporations are also demonstrating their confidence in the value of their businesses and the strength of their treasuries by an almost unprecedented wave of corporate share buybacks. Since the Russian financial crisis came to a head, and the American markets began to decline, the daily list of corporate buybacks has reached extraordinary proportions. This will lend both support and confidence to the equity markets.

Our expectations are that this nation will continue to be in a period of lower, and perhaps even declining interest rates, while a close to full employment society will be able to sustain demand, notwithstanding a more cautious consumer attitude. This caution could well increase saving rates and, thus, generate more investable assets. Our policy will remain sensitive to appropriate asset allocation, aggressive in seizing the opportunity of depressed values, and cautious in the face of evidences of overvaluation.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Tax Strategic Foundation Fund
--------------------------------------------------------------------------------

                    Fund at a Glance as of September 30, 1998


The original and long-term strategy of the Fund is to take advantage of undervalued growth opportunities, both to minimize risk through undervaluation and to benefit by growth.



                                    Portfolio
                                   Management
              --------------------------------------------------
                   [PHOTO OF STEPHEN A. LIEBER APPEARS HERE]

                                Stephen A. Lieber
                              Tenure: November 1993


                  [PHOTO OF JAMES T. COLBY III APPEARS HERE]
              --------------------------------------------------

                               James T. Colby III
                              Tenure: November 1993




--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                            [GRAPHIC APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 9/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

                            [GRAPHIC APPEARS HERE]

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/Source: 1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S&P 500 Index and the LBMBI are unmanaged indices and do not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------

                                        Class A   Class B   Class C   Class Y
Inception Date                          1/17/95   1/6/95    3/3/95    11/2/93
 ................................................................................
Average Annual Returns
 ................................................................................
6 months with sales charge             -11.00%   -11.58%    -7.90%      n/a
 ................................................................................
6 months w/o sales charge               -6.63%    -6.96%    -6.97%    -6.49%
 ................................................................................
1 year with sales charge                -4.48%    -5.41%    -1.51%      n/a
 ................................................................................
1 year w/o sales charge                  0.28%    -0.53%    -0.53%     0.53%
 ................................................................................
3 years                                 10.62%    10.84%    11.61%    12.78%
 ................................................................................
Since Inception                         13.69%    14.11%    14.15%    13.46%
 ...............................................................................
Maximum Sales Charge                     4.75%     5.00%     1.00%     n/a
                                       Front End   CDSC      CDSC
 ................................................................................
30-day SEC Yield                         2.13%     1.49%     1.49%     2.49%
 ...............................................................................
6-month income dividends
per share                               $0.17     $0.12     $0.12     $0.19
 ................................................................................
*Adjusted for maximum sales charge.

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                CPI           LBMBI          S & P 500         Class A
   1/31/95    10,000          10,000           10,000           9,525
   9/30/95    10,193          10,966           12,649          11,333
   9/30/96    10,499          11,629           15,220          12,876
   9/30/97    10,725          12,677           21,377          16,061
   9/30/98    10,885          13,612           23,310          16,106


Comparison of a $10,000 investment in Evergreen Tax Strategic Foundation Fund Class A, versus a similar investment in the S&P 500 Index, the Lehman Brothers Municipal Bond Index (LBMBI), and the Consumer Price Index (CPI).

The S&P 500 Index is an unmanaged index of 500 publicly traded U.S. stocks and is often used as an indicator of performance of the overall stock market.

The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. To be included in this index, bonds must have a minimum credit rating of at least BAA, and outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The bonds must have been issued after December 31, 1990, and have a remaining maturity of at least one year. Taxable municipal bonds, bonds with floating rates, derivatives, and certificates of participation are excluded.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Tax Strategic Foundation Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview

What was the performance for the Evergreen Tax Strategic Foundation Fund in the first half of the fiscal year?

Evergreen Tax Strategic Foundation Fund Classes A, B, C, and Y had performance of -6.63%, -6.96%, -6.97% and -6.49%, respectively, for the six months ended September 30, 1998. This performance compares with -5.37% of the fully taxable funds in the Lipper Balanced Fund Average. The Fund's performance was negatively impacted during the six months by two principal factors. First, the tax-exempt bond market failed to fully reflect the interest rate performance of taxable obligations during this period. The spread between tax-exempt bonds and U.S. Treasuries increased to the point where index yields were nearly 100% of Treasuries. This means that in the rush to secure the protection of Treasuries, in a period of financial uncertainty, investors were literally overlooking the advantages of tax-exempt income. The Fund's tax-exempt bond portfolio increased in value only 5.5% over the last six months. The equity performance was also negatively affected by this investor rush to security. Stocks with dividend yields were more favored during the period of market volatility in the latter part of August and September, than those with little or no yield. Since the tax efficient goal of the Tax Strategic Foundation Fund focuses on issues with little or no yield, it suffered an adverse impact from this shift. The equity portfolio during the six months declined 18.8%.

                                   Portfolio
                                Characteristics
                                ---------------


  Total Net Assets                                             $370,600,973
 ..............................................................................
  Number of Holdings                                                    283
 ...............................................................................
  Beta                                                                 0.48
 ...............................................................................
  P/E Ratio                                                           13.9x
 ...............................................................................

Were the negative trends of the last quarter indicative of new, adverse conditions?

Your management believes that these adverse trends were temporary in nature, aggravated by apprehensions that the U.S. financial markets were likely to suffer from a lack of liquidity, and that American industry would be faced with a recession. Developments since the end of the quarter have tended to counter these impressions, as is evident from the sizable rally in stock prices in this period. The actions of the Federal Reserve Bank to reduce interest rates twice and its indicated policy of supporting liquidity in the financial system, have countered the worst fears. Furthermore, its willingness to provide liquidity, and its evident belief that inflation is not a near-term problem, suggest that credit availability will continue to sustain economic expansion, although at lower rates. Supportingly, the passage of the budget by Congress, the plan to obtain U.S. support for IMF, the Administration plan to support Brazil, and the Japanese government plan to refinance the banking system where necessary, all suggest that the panicky conditions in the securities markets will abate.


Has the Fund sought to take advantage of these recent market conditions?

Throughout the six months, our investment policy has been very actively focused on increasing the common stock participation, particularly of issues believed temporarily at deflated prices, and on lengthening maturities of the tax-exempt portfolio.

Outstanding purchase opportunities were seen in a large number of issues, particularly at the end of August and early in September. Examples of the Fund taking advantage of these opportunities are numerous, given the 143 issues purchased for the Fund, both

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Tax Strategic Foundation Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview

stock and bond, during this period. As examples of undervaluation, we would note that during, and subsequent to, the major sell-off on August 31, the Fund bought shares of Intel Corp., which provided a gain of 16.6% to September 30; Progressive Corp. (Ohio), which provided a gain of 13.8% to September 30; Coca-Cola FEMSA S.A. de CV, which provided a gain of 7.3% to September 30; and Citicorp, now Citigroup Inc., which provided a gain of 2.0% to September 30. In the tax-exempt bond position, the strategy during this entire period was to lengthen maturities to take maximum advantage of the overall decline in interest rates. The selection was again limited to the highest quality, either insured or triple-A rated bonds.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(based on 9/30/98 net assets)

                           [PIE CHART APPEARS HERE]

Municipal Bonds -- 52.6%
Common Stock -- 45.5%
Cash and Equivalents -- 1.1%
Convertibles -- 0.8%


Is the Fund still focused on undervalued equities?


The original and long-term strategy of the Fund is to take advantage of undervalued growth opportunities, both to minimize risk through undervaluation and to benefit by growth. One of the clearest proofs that we have indeed selected undervalued issues is through the merger and acquisition offers which many of these companies receive. During the six months, twelve of the Fund's holdings were the subject of mergers or acquisitions. The average return to September 30 on the completed acquisitions was 95.8%. The largest indicated gain was in the shares of First of America Bank Corp., which were purchased in July, 1995, and the merger was completed in April, 1998, with a 224.9% gain. Other financial institutions with sizable gains through mergers and acquisitions were Beverly Bancorporation, Inc., up 92.4%, and Crestar Financial Corp., up 29.4% (based on the September 30 closing price of SunTrust Banks, Inc.). A diverse group of companies was included in this listing, including two hotel groups; Interstate Hotels Co., which recorded a 61.5% appreciation, and La Quinta Inns Inc., with an 18.1% gain. Others with bids for the companies now pending include: Amp, Inc., Amoco Corp., GTE Corp., Monsanto Co., and Citicorp. This merger and acquisition activity confirms the continuing validity of our undervaluation strategy. Looking ahead, we anticipate that as a result of the recent sharp price declines of the shares of many attractive companies, the merger and acquisition activity will re-accelerate, and provide appreciation opportunities for the Fund's holdings.



                              Top 5 Industries --
                                    Equity
                                    ------
                         (based on 9/30/98 net assets)

  Finance & Insurance                                                      8.2%
 ...............................................................................
  Banks                                                                    8.1%
 ................................................................................
  Real Estate                                                              4.2%
 ................................................................................
  Electrical Equipment & Services                                          3.7%
 ................................................................................
  Healthcare Products & Services                                           3.3%
 ................................................................................



                              Top 5 Industries --
                                     Bonds
                                     -----
                         (based on 9/30/98 net assets)

  Housing                                                                  8.9%
 ................................................................................
  Hospitals                                                                6.6%
 ...............................................................................
  Electric Power                                                           5.3%
 ................................................................................
  Higher Education                                                         5.2%
 ................................................................................
  Government -- Local                                                      5.2%
 ................................................................................

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Tax Strategic Foundation Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


What were the strongest and weakest sectors for the Fund's investments during the six months?

The strongest were technology and health care. The best performer in technology was International Business Machines Corp., up 25.5%; followed by Sun Microsystems, Inc., up 19.5%; and Gateway 2000, Inc., up 11.0%. In health care, the leaders were Abbott Laboratories, up 11.6%; American Home Products Corp., up 9.9%; Monsanto Co., up 8.2%; and Pfizer, Inc., up 6.2%. The weakest sector was financial, with Frontier Insurance Group, Inc., declining 47.1%; Mercury General Corp., down 44.7%; and Republic New York Corp., with a 42.9% loss.


Did the Fund sell any stocks when the market was high in the spring and early summer?

A number of sales were made for the Fund taking advantage of the market run-up. The largest percentage recorded was in the shares of Lucent Technologies Inc., sold with a gain of 498.2% in a 26-month holding period; followed by 181.8% in the shares of MacDermid, Inc., held 15 months; followed by a 152.3% gain in the shares of Cisco Systems, Inc. Others with gains between 75% and 90% included Payless ShoeSource, Inc., Interstate Hotels Co., and Dime Bancorp, Inc. Mercantile Stores Co., Inc. was eliminated with the acquisition of the company, providing a gain of 44.3%, with a 42-month holding period from original purchase. The only loss recorded on an equity transaction was in the shares of Amp, Inc. The original high cost shares were sold after an acquisition bid was made for the company at a loss of 8.4%, while the position had been doubled up in anticipation of taking the loss, and the newly purchased stock has since appreciated.


                                    Top 10
                                Equity Holdings
                                ---------------
                         (based on 9/30/98 net assets)

  Perkin Elmer Corp.                                                      1.0%
 ..............................................................................
  Du Pont (E. I.) De Nemours & Co.                                        0.9%
 ...............................................................................
  Intel Corp.                                                             0.8%
 ...............................................................................
  MGIC Investment Corp.                                                   0.8%
 ...............................................................................
  Beckman Coulter Inc.                                                    0.8%
 ...............................................................................
  W.W. Grainger, Inc.                                                     0.8%
 ...............................................................................
  Union Pacific Corp.                                                     0.8%
 ...............................................................................
  CitiCorp                                                                0.7%
 ...............................................................................
  Legg Mason, Inc.                                                        0.7%
 ...............................................................................
  Paine Webber Group, Inc.                                                0.7%
 ...............................................................................


How is the Fund maintaining its tax-efficiency?

The tax-exempt bond portfolio is, by definition, tax-efficient. The equity portfolio is tax-efficient in two ways. First, our purchases consist of issues which either have no or little taxable income paid out, or tax-deferred payments. Preference in selection of stocks for investment is given to companies which use their retained earnings to buy back shares, and thereby increase the participation in the company's profits for the remaining shares. Second, tax strategies are employed in order to minimize the consequences of taxable gains. The example noted in the foregoing of a doubling up in order to both retain the position in a company considered of intrinsic merit, and yet realize a gain when the market had declined, is typical. Losses may also be realized, with replacement positions substantially duplicated in the tax-exempt bond market. When losses appear, they may be taken, and replaced with comparable issues. In the recent strong bond market, no such moves were appropriate or necessary.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Tax Strategic Foundation Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview


                                     Top 5
                                 Bond Holdings
                                 -------------
                         (based on 9/30/98 net assets)

  Metropolitan Washington DC Arpts. Auth.                                 1.6%
 ................................................................................
  Chicago Illinois Skyway Toll Bridge                                     1.5%
 ................................................................................
  New York St. Urban Dev. Corp. Rev.                                      1.5%
 ................................................................................
  Intermountain Power Agency Utah Power                                   1.4%
 ................................................................................
  Illinois Educ. Facs. Auth. Rev.                                         1.3%
 ................................................................................


What is the outlook for the Fund, and for its tax-efficient investment strategy?

Management is optimistic that the much feared crisis of financial liquidity in the United States and the apprehension of recession prospects in the months ahead has been greatly overdone. The demonstrated willingness of the Federal Reserve to provide interest rate cuts to ensure support for the American financial system, and to demonstrate that inflation is not feared at this time, has already had highly positive effects for the equity markets since the October 15th rate decrease. Further, the settlement of budget disputes in the Congress, the program to further fund the IMF, and the United States readiness to lead a program of support for Brazil, should remove much of the fear concerning broader financial chaos. The long effort to restimulate Japan continues, but with a more optimistic outlook than in the last two years because that country is finally facing the need to provide new funding for its banking system in recognition of the huge loan losses it carries. The Asian financial difficulties remain of deep concern, but there is already evidence of turnaround, though slow, and perhaps halting, in several countries, including Thailand, Korea, and the Philippines.

The profitability of American business remains intact, even taking into account many lower than expected earning statements for the third quarter. It is already evident that corporations are tightening their operating and financial belts for a more competitive, more pressured environment. But, corporations are also demonstrating their confidence in the value of their businesses and the strength of their treasuries by an almost unprecedented wave of corporate share buybacks. Since the Russian financial crisis came to a head, and the American markets began to decline, the daily list of corporate buybacks has reached extraordinary proportions. This will lend both support and confidence to the equity markets.

Our expectations are that this nation will continue to be in a period of lower, and perhaps even declining interest rates, while a close to full employment society will be able to sustain demand, notwithstanding a more cautious consumer attitude. This caution could well increase saving rates and, thus, generate more investable funds. Our policy will remain sensitive to appropriate asset allocation, aggressive in seizing the opportunity of depressed values, and cautious in the face of evidences of overvaluation.

--------------------------------------------------------------------------------
                                  EVERGREEN
                           American Retirement Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                                          Six Months Ended    Year Ended March 31,      Year
Ended December 31,
                                                         September 30, 1998   -----------------------
-----------------------
                                                            (unaudited)          1998       1997**
1996         1995*
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD                           $ 16.70         $    13.74  $    13.86    $
12.82  $     10.65
                                                              -------         ----------  ----------
------------  -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                            0.25               0.49        0.11
0.45         0.41
Net realized and unrealized gains or losses on securities       (1.97)              3.29       (0.12)
1.12         2.22
                                                              -------         ----------  ----------
------------  -----------
Total from investment operations                                (1.72)              3.78       (0.01)
1.57         2.63
                                                              -------         ----------  ----------
------------  -----------
LESS DISTRIBUTIONS
From net investment income                                      (0.25)             (0.48)      (0.11)
(0.42)       (0.46)
From net realized gains                                             0              (0.34)          0
(0.11)           0
                                                              -------         ----------  ----------
------------  -----------
Total distributions                                             (0.25)             (0.82)      (0.11)
(0.53)       (0.46)
                                                              -------         ----------  ----------
------------  -----------
NET ASSET VALUE END OF PERIOD                                 $ 14.73         $    16.70  $    13.74    $
13.86  $     12.82
                                                              -------         ----------  ----------
------------  -----------
TOTAL RETURN+                                                  (10.36%)            28.02%      (0.10%)
12.50%       24.90%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (THOUSANDS)                          $27,808         $   29,005  $   14,590    $
11,116  $     1,335
RATIOS TO AVERAGE NET ASSETS:
 Total expenses                                                  1.29%++            1.40%       1.37%++
1.30%        1.37%++
 Total expenses, excluding fee waivers and expense
  reimbursements                                                  N/A                N/A        1.68%++
1.33%       10.96%++
 Net investment income                                           3.18%++            3.21%       3.43%++
3.53%        3.73%++
PORTFOLIO TURNOVER RATE                                            20%                34%          9%
16%          49%

                                                          Six Months Ended     Year Ended March 31,      Year
Ended December 31,
                                                         September 30, 1998   -----------------------
--------------------------
                                                            (unaudited)          1998      1997**
1996         1995*
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD                          $  16.61         $    13.67  $    13.80    $
12.80  $     10.65
                                                              -------         ----------  ----------
------------  -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                            0.19               0.38        0.09
0.36         0.35
Net realized and unrealized gains or losses on securities       (1.96)              3.26       (0.13)
1.09         2.20
                                                             --------         ----------   ---------
------------  -----------
Total from investment operations                                (1.77)              3.64       (0.04)
1.45         2.55
                                                             --------         ----------   ---------
------------  -----------
LESS DISTRIBUTIONS
From net investment income                                      (0.19)             (0.36)      (0.09)
(0.34)       (0.40)
From net realized gains                                             0              (0.34)          0
(0.11)           0
                                                             --------         ----------   ---------
------------  -----------
Total distributions                                             (0.19)             (0.70)      (0.09)
(0.45)       (0.40)
                                                             --------         ----------   ---------
------------  -----------
NET ASSET VALUE END OF PERIOD                                $  14.65         $    16.61   $   13.67    $
13.80  $     12.80
                                                             --------         ----------   ---------
------------  -----------
TOTAL RETURN+                                                  (10.71%)            27.06%      (0.30%)
11.50%       24.10%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (THOUSANDS)                         $153,721         $  158,252   $  76,791    $
57,622  $     4,839
RATIOS TO AVERAGE NET ASSETS:
 Total expenses                                                  2.04%++            2.15%       2.11%++
2.06%        2.12%++
 Total expenses, excluding fee waivers and expense
  reimbursements                                                  N/A                N/A        2.43%++
2.09%        4.20%++
 Net investment income                                           2.43%++            2.46%       2.68%++
2.79%        2.97%++
PORTFOLIO TURNOVER RATE                                            20%               34%           9%
16%          49%

+  Excluding sales charges.
++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** For the three-month period ended March 31, 1997. The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                           American Retirement Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                           Six Months Ended  Year Ended March 31,      Year Ended December 31,
                          September 30, 1998 -----------------------   -----------------------
                             (unaudited)        1998       1997**         1996         1995*
--------------------------------------------------------------------------------------------------
CLASS C SHARES
--------------------------------------------------------------------------------------------------
NET ASSET VALUE
 BEGINNING OF PERIOD            $16.65       $    13.70  $    13.83    $     12.81  $     10.65
                                ------       ----------  ----------    -----------  -----------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income             0.19             0.38        0.09           0.36         0.36
Net realized and
 unrealized gains or
 losses on securities            (1.96)            3.27       (0.13)          1.11         2.19
                                ------       ----------  ----------    -----------  -----------
Total from investment
 operations                      (1.77)            3.65       (0.04)          1.47         2.55
                                ------       ----------  ----------    -----------  -----------
LESS DISTRIBUTIONS
From net investment
 income                          (0.19)           (0.36)      (0.09)         (0.34)       (0.39)
From net realized gains              0            (0.34)          0          (0.11)           0
                                ------       ----------  ----------    -----------  -----------
Total distributions              (0.19)           (0.70)      (0.09)         (0.45)       (0.39)
                                ------       ----------  ----------    -----------  -----------
NET ASSET VALUE END OF
 PERIOD                         $14.69       $    16.65  $    13.70    $     13.83  $     12.81
                                ------       ----------  ----------    -----------  -----------
TOTAL RETURN+                   (10.68%)          27.08%      (0.30%)        11.60%       24.00%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD
 (THOUSANDS)                    $2,398       $    2,777  $    1,769    $     1,487  $       110
RATIOS TO AVERAGE NET
 ASSETS:
 Total expenses                   2.04%++          2.15%       2.12%++        2.05%        2.10%++
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                   N/A              N/A        2.43%++        2.08%      103.52%++
 Net investment income            2.40%++          2.46%       2.65%++        2.80%        2.96%++
PORTFOLIO TURNOVER RATE             20%              34%          9%            16%          49%

                           Six Months Ended  Year Ended March 31,          Year Ended December 31,
                          September 30, 1998 -----------------------   -----------------------------------
                             (unaudited)        1998       1997**       1996     1995     1994      1993
-----------------------------------------------------------------------------------------------------------
CLASS Y SHARES
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
 BEGINNING OF PERIOD           $ 16.70       $    13.74  $    13.86    $ 12.83  $ 10.67  $ 11.60   $ 10.95
                               -------       ----------  ----------    -------  -------  -------   -------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income             0.27             0.55        0.14       0.48     0.47     0.60      0.56
Net realized and
 unrealized gains or
 losses on securities            (1.97)            3.27       (0.14)      1.10     2.16    (0.93)     0.96
                               -------       ----------  ----------    -------  -------  -------   -------
Total from investment
 operations                      (1.70)            3.82        0.00       1.58     2.63    (0.33)     1.52
                               -------       ----------  ----------    -------  -------  -------   -------
LESS DISTRIBUTIONS
From net investment
 income                          (0.27)           (0.52)      (0.12)     (0.44)   (0.47)   (0.60)    (0.60)
From net realized gains              0            (0.34)          0      (0.11)       0        0     (0.27)
                               -------       ----------  ----------    -------  -------  -------   -------
Total distributions              (0.27)           (0.86)      (0.12)     (0.55)   (0.47)   (0.60)    (0.87)
                               -------       ----------  ----------    -------  -------  -------   -------
NET ASSET VALUE END OF
 PERIOD                        $ 14.73       $    16.70  $    13.74    $ 13.86  $ 12.83  $ 10.67   $ 11.60
                               -------       ----------  ----------    -------  -------  -------   -------
TOTAL RETURN                    (10.25%)          28.34%       0.00%     12.60%   25.10%   (2.90%)   14.10%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD
 (THOUSANDS)                   $35,756       $   43,786  $   37,237    $41,243  $39,327  $37,176   $37,336
RATIOS TO AVERAGE NET
 ASSETS:
 Total expenses                   1.04%++          1.14%       1.11%++    1.05%    1.26%    1.28%     1.36%
 Total expenses,
  excluding fee waivers
  and expense reimbursements       N/A              N/A        1.38%++    1.09%     N/A      N/A       N/A
 Net investment income            3.40%++          3.45%       3.56%++    3.65%    3.96%    5.40%     5.13%
PORTFOLIO TURNOVER RATE             20%              34%          9%        16%      49%     136%       92%

+   Excluding sales charges.
++  Annualized.
* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** For the three-month period ended March 31, 1997. The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                                Balanced Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                              Six Months Ended
                                             September 30, 1998  Period Ended
                                                (unaudited)     March 31, 1998*
-------------------------------------------------------------------------------
CLASS A SHARES
-------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD                $12.87           $12.36
                                                   ------           ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                0.20             0.08#
Net realized and unrealized gains or losses
 on securities, futures contracts and
 foreign currency related transactions              (0.57)            0.81
                                                   ------           ------
Total from investment operations                    (0.37)            0.89
                                                   ------           ------
LESS DISTRIBUTIONS
From net investment income                          (0.22)           (0.12)
From net realized gains                                 0            (0.26)
                                                   ------           ------
Total distributions                                 (0.22)           (0.38)
                                                   ------           ------
NET ASSET VALUE END OF PERIOD                      $12.28           $12.87
                                                   ------           ------
TOTAL RETURN+                                       (2.91%)           7.38%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (MILLIONS)                $1,136           $1,277
RATIOS TO AVERAGE NET ASSETS:
 Total expenses                                      0.97%++          0.99%++
 Total expenses, excluding indirectly paid
  expenses                                           0.97%++          0.99%++
 Net investment income                               3.12%++          3.25%++
PORTFOLIO TURNOVER RATE                                39%              76%

                           Six Months Ended                       Year Ended June 30,
                          September 30, 1998   Period Ended   ------------------------------
                             (unaudited)     March 31, 1998**  1997    1996    1995    1994
---------------------------------------------------------------------------------------------
CLASS B SHARES
---------------------------------------------------------------------------------------------
NET ASSET VALUE
 BEGINNING OF PERIOD            $12.88            $12.95      $11.33  $10.09  $ 9.26  $10.10
                                ------            ------      ------  ------  ------  ------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income             0.16              0.26#       0.30    0.29    0.31    0.28
Net realized and
 unrealized gains or
 losses on securities,
 futures contracts and
 foreign currency
 related transactions            (0.56)             1.53        2.07    1.42    0.96   (0.37)
                                ------            ------      ------  ------  ------  ------
Total from investment
 operations                      (0.40)             1.79        2.37    1.71    1.27   (0.09)
                                ------            ------      ------  ------  ------  ------
LESS DISTRIBUTIONS
From net investment
 income                          (0.18)            (0.27)      (0.30)  (0.27)  (0.33)  (0.35)
From tax basis return of
 capital                             0                 0           0       0       0   (0.02)
                                ------            ------      ------  ------  ------  ------
From net realized gains              0             (1.59)      (0.45)  (0.20)  (0.11)  (0.38)
Total distributions              (0.18)            (1.86)      (0.75)  (0.47)  (0.44)  (0.75)
                                ------            ------      ------  ------  ------  ------
NET ASSET VALUE END OF
 PERIOD                         $12.30            $12.88      $12.95  $11.33  $10.09  $ 9.26
                                ------            ------      ------  ------  ------  ------
TOTAL RETURN+                    (3.18%)           14.89%      21.95%  17.35%  14.20%  (1.16%)
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD
 (MILLIONS)                     $  529            $  580      $1,625  $1,481  $1,345  $1,390
RATIOS TO AVERAGE NET
 ASSETS:
 Total expenses                   1.72%++           1.35%++     1.70%   1.72%   1.77%   1.71%
 Total expenses,
  excluding indirectly
  paid expenses                   1.72%++           1.35%++     1.69%   1.71%    N/A     N/A
 Net investment income            2.37%++           2.66%++     2.50%   2.71%   3.33%   2.81%
PORTFOLIO TURNOVER RATE             39%               76%         89%     96%     88%     88%

+  Excluding sales charges.
++ Annualized.
* For the period from January 20, 1998 (commencement of class operations) to March 31, 1998.
** For the nine-month period ended March 31, 1998. The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 1998.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                                Balanced Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                            Six Months Ended
                                           September 30, 1998   Period Ended
                                              (unaudited)     March 31, 1998*
-----------------------------------------------------------------------------
CLASS C SHARES
-----------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD              $12.88            $12.43
                                                 ------            ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                              0.14              0.05#
Net realized and unrealized gains or
 losses on securities, futures contracts
 and foreign currency related transactions        (0.54)             0.75
                                                 ------            ------
Total from investment operations                  (0.40)             0.80
                                                 ------            ------
LESS DISTRIBUTIONS
From net investment income                        (0.18)            (0.09)
From net realized gains                               0             (0.26)
                                                 ------            ------
Total distributions                               (0.18)            (0.35)
                                                 ------            ------
NET ASSET VALUE END OF PERIOD                    $12.30            $12.88
                                                 ------            ------
TOTAL RETURN+                                     (3.18%)            6.58%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (MILLIONS)              $    1            $    1
RATIOS TO AVERAGE NET ASSETS:
 Total expenses                                    1.72%++           1.76%++
 Total expenses, excluding indirectly paid
  expenses                                         1.72%++           1.76%++
 Net investment income                             2.42%++           2.41%++
PORTFOLIO TURNOVER RATE                              39%               76%

                                            Six Months Ended
                                           September 30, 1998   Period Ended
                                              (unaudited)     March 31, 1998**
------------------------------------------------------------------------------
CLASS Y SHARES
------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD              $12.86            $12.01
                                                 ------            ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                              0.22              0.08#
Net realized and unrealized gains or
 losses on securities, futures contracts
 and foreign currency related transactions        (0.56)             0.86
                                                 ------            ------
Total from investment operations                  (0.34)             0.94
                                                 ------            ------
LESS DISTRIBUTIONS
From net investment income                        (0.24)            (0.09)
                                                 ------            ------
Total distributions                               (0.24)            (0.09)
                                                 ------            ------
NET ASSET VALUE END OF PERIOD                    $12.28            $12.86
                                                 ------            ------
TOTAL RETURN                                      (2.71%)            7.79%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (MILLIONS)              $   34            $   39
RATIOS TO AVERAGE NET ASSETS:
 Total expenses                                    0.72%++           0.75%++
 Total expenses, excluding indirectly paid
  expenses                                         0.72%++           0.75%++
 Net investment income                             3.37%++           3.47%++
PORTFOLIO TURNOVER RATE                              39%               76%

+  Excluding sales charges.
++ Annualized.
* For the period from January 22, 1998 (commencement of class operations) to March 31, 1998.
** For the period from January 26, 1998 (commencement of class operations) to
   March 31, 1998.
# Net investment income is based on average shares outstanding during the period.


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                               Foundation Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                           Six Months Ended  Year Ended March 31,      Year Ended December 31,
                          September 30, 1998 -----------------------   -----------------------
                             (unaudited)        1998       1997**         1996         1995*
--------------------------------------------------------------------------------------------------
CLASS A SHARES
--------------------------------------------------------------------------------------------------
NET ASSET VALUE
 BEGINNING OF PERIOD            $20.44       $    16.00  $    16.13    $     15.12  $     12.24
                                ------       ----------  ----------    -----------  -----------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income             0.23             0.44#       0.12           0.50         0.44
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions            (1.29)            4.87       (0.13)          1.16         3.14
                                ------       ----------  ----------    -----------  -----------
Total from investment
 operations                      (1.06)            5.31       (0.01)          1.66         3.58
                                ------       ----------  ----------    -----------  -----------
LESS DISTRIBUTIONS
From net investment
 income                          (0.21)           (0.44)      (0.12)         (0.50)       (0.47)
From net realized gains              0            (0.43)          0          (0.15)       (0.23)
                                ------       ----------  ----------    -----------  -----------
Total distributions              (0.21)           (0.87)      (0.12)         (0.65)       (0.70)
                                ------       ----------  ----------    -----------  -----------
NET ASSET VALUE END OF
 PERIOD                         $19.17       $    20.44  $    16.00    $     16.13  $     15.12
                                ------       ----------  ----------    -----------  -----------
TOTAL RETURN+                    (5.23%)          33.88%      (0.20%)        11.30%       29.70%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD
 (MILLIONS)                     $  340       $      350  $      220    $       206  $       107
RATIOS TO AVERAGE NET
 ASSETS:
 Total expenses                   1.28%++          1.28%       1.25%++        1.24%        1.33%++
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                   N/A              N/A         N/A            N/A         1.34%++
 Net investment income            2.25%++          2.39%       2.83%++        3.39%        3.73%++
PORTFOLIO TURNOVER RATE              4%               9%          2%            10%          28%

                           Six Months Ended  Year Ended March 31,      Year Ended December 31,
                          September 30, 1998 -----------------------   -----------------------
                             (unaudited)        1998       1997**         1996         1995*
--------------------------------------------------------------------------------------------------
CLASS B SHARES
--------------------------------------------------------------------------------------------------
NET ASSET VALUE
 BEGINNING OF PERIOD            $20.34       $    15.94  $    16.07    $     15.07  $     12.24
                                ------       ----------  ----------    -----------  -----------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income             0.15             0.30#       0.09           0.40         0.36
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions            (1.28)            4.84       (0.13)          1.15         3.09
                                ------       ----------  ----------    -----------  -----------
Total from investment
 operations                      (1.13)            5.14       (0.04)          1.55         3.45
                                ------       ----------  ----------    -----------  -----------
LESS DISTRIBUTIONS
From net investment
 income                          (0.13)           (0.31)      (0.09)         (0.40)       (0.39)
From net realized gains              0            (0.43)          0          (0.15)       (0.23)
                                ------       ----------  ----------    -----------  -----------
Total distributions              (0.13)           (0.74)      (0.09)         (0.55)       (0.62)
                                ------       ----------  ----------    -----------  -----------
NET ASSET VALUE END OF
 PERIOD                         $19.08       $    20.34  $    15.94    $     16.07  $     15.07
                                ------       ----------  ----------    -----------  -----------
TOTAL RETURN+                    (5.57%)          32.81%      (0.30%)        10.50%       28.70%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD
 (MILLIONS)                     $1,213       $    1,124  $      606    $       570  $       296
RATIOS TO AVERAGE NET
 ASSETS:
 Total expenses                   2.03%++          2.04%       2.00%++        1.99%        2.07%++
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                   N/A              N/A         N/A            N/A          N/A
 Net investment income            1.50%++          1.63%       2.07%++        2.64%        2.99%++
PORTFOLIO TURNOVER RATE              4%               9%          2%            10%          28%

+  Excluding sales charges.
++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** For the three-month period ended March 31, 1997. The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
# Net investment income is based on average shares outstanding during the period.


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                                Foundation Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                            Six Months Ended  Year Ended March 31,      Year Ended December 31,
                           September 30, 1998 -----------------------   -----------------------
                              (unaudited)        1998       1997**         1996         1995*
---------------------------------------------------------------------------------------------------
 CLASS C SHARES
---------------------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF PERIOD            $20.34       $    15.94  $    16.06    $     15.07  $     12.24
                                 ------       ----------  ----------    -----------  -----------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income             0.15             0.30#       0.09           0.40         0.34
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions            (1.28)            4.84       (0.13)          1.14         3.09
                                 ------       ----------  ----------    -----------  -----------
 Total from investment
  operations                      (1.13)            5.14       (0.04)          1.54         3.43
                                 ------       ----------  ----------    -----------  -----------
 LESS DISTRIBUTIONS
 From net investment
  income                          (0.13)           (0.31)      (0.08)         (0.40)       (0.37)
 From net realized gains              0            (0.43)          0          (0.15)       (0.23)
                                 ------       ----------  ----------    -----------  -----------
 Total distributions              (0.13)           (0.74)      (0.08)         (0.55)       (0.60)
                                 ------       ----------  ----------    -----------  -----------
 NET ASSET VALUE END OF
  PERIOD                         $19.08       $    20.34  $    15.94    $     16.06  $     15.07
                                 ------       ----------  ----------    -----------  -----------
 TOTAL RETURN+                    (5.57%)          32.81%      (0.30%)        10.40%       28.50%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF PERIOD
  (MILLIONS)                     $   58       $       50  $       28    $        27  $        11
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                    2.03%++          2.04%       2.00%++        1.99%        2.23%++
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                    N/A              N/A         N/A            N/A         2.37%++
 Net investment income             1.51%++          1.63%       2.07%++        2.64%        2.83%++
 PORTFOLIO TURNOVER RATE              4%               9%          2%            10%          28%

                            Six Months Ended  Year Ended March 31,        Year Ended December 31,
                           September 30, 1998 -----------------------   -------------------------------
                              (unaudited)        1998       1997**       1996    1995    1994     1993
--------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
--------------------------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF PERIOD            $20.45       $    16.02  $    16.14    $15.13  $12.27  $13.12   $11.98
                                 ------       ----------  ----------    ------  ------  ------   ------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income             0.24             0.49#       0.13      0.54    0.51    0.42     0.31
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions            (1.28)            4.86       (0.13)     1.16    3.07   (0.57)    1.55
                                 ------       ----------  ----------    ------  ------  ------   ------
 Total from investment
  operations                      (1.04)            5.35        0.00      1.70    3.58   (0.15)    1.86
                                 ------       ----------  ----------    ------  ------  ------   ------
 LESS DISTRIBUTIONS
 From net investment
  income                          (0.23)           (0.49)      (0.12)    (0.54)  (0.49)  (0.42)   (0.31)
 From net realized gains              0            (0.43)          0     (0.15)  (0.23)  (0.28)   (0.41)
                                 ------       ----------  ----------    ------  ------  ------   ------
 Total distributions              (0.23)           (0.92)      (0.12)    (0.69)  (0.72)  (0.70)   (0.72)
                                 ------       ----------  ----------    ------  ------  ------   ------
 NET ASSET VALUE END OF
  PERIOD                         $19.18       $    20.45  $    16.02    $16.14  $15.13  $12.27   $13.12
                                 ------       ----------  ----------    ------  ------  ------   ------
 TOTAL RETURN                     (5.12%)          34.12%       0.00%    11.50%  29.70%  (1.10%)  15.70%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF PERIOD
  (MILLIONS)                     $1,166       $    1,117  $      802    $  809  $  623  $  332   $  240
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                    1.03%++          1.03%       1.00%++   0.99%   1.07%   1.14%    1.20%
 Net investment income             2.51%++          2.65%       3.07%++   3.64%   3.89%   3.51%    2.81%
 PORTFOLIO TURNOVER RATE              4%               9%          2%       10%     28%     33%      60%

+  Excluding sales charges.
++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** For the three-month period ended March 31, 1997. The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
# Net investment income is based on average shares outstanding during the period.


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                        Tax Strategic Foundation Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                           Six Months Ended  Year Ended March 31,      Year Ended December 31,
                          September 30, 1998 -----------------------   -----------------------
                             (unaudited)        1998       1997**          1996         1995*
---------------------------------------------------------------------------------------------------
CLASS A SHARES
---------------------------------------------------------------------------------------------------
NET ASSET VALUE
 BEGINNING OF PERIOD           $ 16.36       $    13.57  $    13.50    $      12.20  $     10.44
                               -------       ----------  ----------    ------------  -----------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income             0.17             0.31        0.07            0.27         0.29
Net realized and
 unrealized gains or
 losses on securities            (1.26)            2.96        0.06#           1.59         2.24
                               -------       ----------  ----------    ------------  -----------
Total from investment
 operations                      (1.09)            3.27        0.13            1.86         2.53
                               -------       ----------  ----------    ------------  -----------
LESS DISTRIBUTIONS
From net investment
 income                          (0.17)           (0.30)      (0.06)          (0.28)       (0.31)
From net realized gains              0            (0.18)          0           (0.28)       (0.46)
                               -------       ----------  ----------    ------------  -----------
Total distributions              (0.17)           (0.48)      (0.06)          (0.56)       (0.77)
                               -------       ----------  ----------    ------------  -----------
NET ASSET VALUE END OF
 PERIOD                        $ 15.10       $    16.36  $    13.57    $      13.50  $     12.20
                               -------       ----------  ----------    ------------  -----------
TOTAL RETURN+                    (6.57%)          24.40%       1.00%          15.40%       24.80%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD
 (THOUSANDS)                   $82,897       $   69,879  $   15,039    $     11,166  $     2,702
RATIOS TO AVERAGE NET
 ASSETS:
 Total expenses                   1.33%++          1.42%       1.38%++         1.52%        1.75%++
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                   N/A              N/A         N/A            1.76%        5.02%++
 Net investment income            2.30%++          2.21%       2.30%++         2.39%        2.79%++
PORTFOLIO TURNOVER RATE             37%              50%         29%             88%         110%

                           Six Months Ended  Year Ended March 31,     Year Ended December 31,
                          September 30, 1998 -----------------------  -----------------------
                             (unaudited)        1998      1997**          1996         1995*
--------------------------------------------------------------------------------------------------
CLASS B SHARES
--------------------------------------------------------------------------------------------------
NET ASSET VALUE
 BEGINNING OF PERIOD           $  16.33      $    13.56  $   13.49    $      12.19  $     10.31
                               --------      ----------  ---------    ------------  -----------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income              0.12            0.21       0.05            0.19         0.22
Net realized and
 unrealized gains or
 losses on securities             (1.25)           2.94       0.06#           1.59         2.37
                               --------      ----------  ---------    ------------  -----------
Total from investment
 operations                       (1.13)           3.15       0.11            1.78         2.59
                               --------      ----------  ---------    ------------  -----------
LESS DISTRIBUTIONS
From net investment
 income                           (0.12)          (0.20)     (0.04)          (0.20)       (0.25)
From net realized gains               0           (0.18)         0           (0.28)       (0.46)
                               --------      ----------  ---------    ------------  -----------
Total distributions               (0.12)          (0.38)     (0.04)          (0.48)       (0.71)
                               --------      ----------  ---------    ------------  -----------
NET ASSET VALUE END OF
 PERIOD                        $  15.08      $    16.33  $   13.56    $      13.49  $     12.19
                               --------      ----------  ---------    ------------  -----------
TOTAL RETURN+                     (6.96%)         23.44%      0.08%          14.70%       25.60%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD
 (THOUSANDS)                   $226,682      $  185,042  $  38,838    $     28,007  $     6,559
RATIOS TO AVERAGE NET
 ASSETS:
 Total expenses                    2.08%++         2.18%      2.14%++         2.27%        2.50%++
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                    N/A             N/A        N/A            2.51%        3.65%++
 Net investment income             1.55%++         1.46%      1.55%++         1.64%        2.03%++
PORTFOLIO TURNOVER RATE              37%             50%        29%              2%         110%

+  Excluding sales charges.
++ Annualized.
* For the period from January 17, 1995 and January 6, 1995 (commencement of class A and class B operations, respectively) to December 31, 1995.
** For the three-month period ended March 31, 1997. The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
# The per share amount is not in accord with the net realized and unrealized gains or losses for the period due to the timing of the sales of Fund shares and the amount of per share realized and unrealized gains or losses at such time.



                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                        Tax Strategic Foundation Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                            Six Months Ended  Year Ended March 31,     Year Ended December 31,
                           September 30, 1998 -----------------------  -----------------------
                              (unaudited)        1998      1997**         1996         1995*
--------------------------------------------------------------------------------------------------
 CLASS C SHARES
--------------------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF PERIOD           $ 16.30       $    13.53  $   13.47    $     12.19  $     10.69
                                -------       ----------  ---------    -----------  -----------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income             0.12             0.21       0.06           0.18         0.22
 Net realized and
  unrealized gains or
  losses on securities            (1.25)            2.94       0.05#          1.58         1.99
                                -------       ----------  ---------    -----------  -----------
 Total from investment
  operations                      (1.13)            3.15       0.11           1.76         2.21
                                -------       ----------  ---------    -----------  -----------
 LESS DISTRIBUTIONS
 From net investment
  income                          (0.12)           (0.20)     (0.05)         (0.20)       (0.25)
 From net realized gains              0            (0.18)         0          (0.28)       (0.46)
                                -------       ----------  ---------    -----------  -----------
 Total distributions              (0.12)           (0.38)     (0.05)         (0.48)       (0.71)
                                -------       ----------  ---------    -----------  -----------
 NET ASSET VALUE END OF
  PERIOD                        $ 15.05       $    16.30  $   13.53    $     13.47  $     12.19
                                -------       ----------  ---------    -----------  -----------
 TOTAL RETURN+                    (6.97%)          23.49%      0.08%         14.50%       21.20%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF PERIOD
  (THOUSANDS)                   $39,082       $   27,699  $   5,086    $     4,108  $       496
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                    2.08%++          2.18%      2.13%++        2.25%        2.50%++
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                    N/A              N/A        N/A           2.48%       18.91%++
 Net investment income             1.56%++          1.46%      1.55%++        1.64%        2.07%++
 PORTFOLIO TURNOVER RATE             37%              50%        29%            88%         110%

                            Six Months Ended  Year Ended March 31,         Year Ended December 31,
                           September 30, 1998 -----------------------   ---------------------------------
                              (unaudited)        1998       1997**       1996     1995     1994    1993*
------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF PERIOD           $ 16.39       $    13.61  $    13.54    $ 12.22  $ 10.27  $ 10.31  $10.00
                                -------       ----------  ----------    -------  -------  -------  ------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income             0.19             0.37        0.09       0.34     0.35     0.27    0.05
 Net realized and
  unrealized gains or
  losses on securities            (1.25)            2.95        0.05 #     1.56     2.39     0.08    0.31
                                -------       ----------  ----------    -------  -------  -------  ------
 Total from investment
  operations                      (1.06)            3.32        0.14       1.90     2.74     0.35    0.36
                                -------       ----------  ----------    -------  -------  -------  ------
 LESS DISTRIBUTIONS
 From net investment
  income                          (0.19)           (0.36)      (0.07)     (0.30)   (0.33)   (0.27)  (0.05)
 From net realized gains              0            (0.18)          0      (0.28)   (0.46)   (0.12)      0
                                -------       ----------  ----------    -------  -------  -------  ------
 Total distributions              (0.19)           (0.54)      (0.07)     (0.58)   (0.79)   (0.39)  (0.05)
                                -------       ----------  ----------    -------  -------  -------  ------
 NET ASSET VALUE END OF
  PERIOD                        $ 15.14       $    16.39  $    13.61    $ 13.54  $ 12.22  $ 10.27  $10.31
                                -------       ----------  ----------    -------  -------  -------  ------
 TOTAL RETURN                     (6.49%)          24.73%       1.00%     15.80%   27.30%    3.40%   3.50%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF PERIOD
  (THOUSANDS)                   $21,939       $   19,881  $   15,311    $15,002  $13,485  $10,575  $5,424
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                    1.08%++          1.15%       1.13%++    1.30%    1.50%    1.49%   0.00%++
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                    N/A              N/A         N/A       1.56%    2.23%    2.41%   3.10%++
 Net investment income             2.54%++          2.48%       2.54%++    2.63%    3.06%    2.87%   3.65%
 PORTFOLIO TURNOVER RATE             37%              50%         29%        88%     110%     245%     60%

+  Excluding sales charges.
++ Annualized.
* For the period from March 3, 1995 (commencement of class C operations) to December 31, 1995 and November 2, 1993 (commencement of class Y operations) to December 31, 1993.
** For the three-month period ended March 31, 1997. The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
# The per share amount is not in accord with the net realized and unrealized gains or losses for the period due to the timing of the sales of Fund shares and the amount of per share realized and unrealized gains or losses at such time.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                           American Retirement Fund
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
 COMMON STOCKS - 42.5%

            AUTOMOTIVE EQUIPMENT &
             MANUFACTURING - 1.7%
     29,000 Arvin Industries, Inc. ..............................   $  1,080,250
     30,000 Dana Corp. ..........................................      1,119,375
    150,100 Simpson Industries, Inc. ............................      1,510,381
                                                                    ------------
                                                                       3,710,006
                                                                    ------------
            BANKS - 5.6%
     32,312 Banc One Corp. ......................................      1,377,299
     40,000 BancorpSouth, Inc. ..................................        720,000
     40,000 Bank of New York Co., Inc. ..........................      1,095,000
     32,000 Cape Cod Bank & Trust Co. ...........................        552,000
     19,500 Comerica, Inc. ......................................      1,068,844
     25,050 Crestar Financial Corp. .............................      1,421,587
     47,761 First State Bancorp..................................        904,474
      8,000 First Union Corp.**..................................        409,500
     15,000 Fleet Financial Group, Inc. .........................      1,101,562
     53,000 Hibernia Corp. Cl. A.................................        765,188
     60,000 Norwest Corp. .......................................      2,148,750
     36,000 Susquehanna Bancshares, Inc. ........................        679,500
                                                                    ------------
                                                                      12,243,704
                                                                    ------------
            BUILDING, CONSTRUCTION & FURNISHINGS - 0.7%
     10,000 Armstrong World Industries, Inc. ....................        535,000
     22,530 Southdown, Inc. .....................................      1,013,850
                                                                    ------------
                                                                       1,548,850
                                                                    ------------
            BUSINESS EQUIPMENT &
             SERVICES - 0.2%
     15,000 Dun & Bradstreet Corp................................        405,000
                                                                    ------------
            COMMUNICATION SYSTEMS &
             SERVICES - 0.1%
      5,500 * AirTouch Communications, Inc. .....................        313,500
                                                                    ------------
            CONSUMER PRODUCTS &
             SERVICES - 1.8%
     50,000 CPI Corp. ...........................................      1,184,375
     11,000 International Flavors & Fragrances, Inc. ............        363,000
     50,000 Lancaster Colony Corp. ..............................      1,537,500
    110,000 Stride Rite Corp. ...................................        900,625
                                                                    ------------
                                                                       3,985,500
                                                                    ------------
            DIVERSIFIED COMPANIES - 1.5%
     10,000 Harris Corp. ........................................        320,000
     30,000 Ruddick Corp. .......................................        510,000
     30,000 Tenneco, Inc. .......................................        986,250
     80,000 Tomkins Plc, ADR.....................................      1,510,000
                                                                    ------------
                                                                       3,326,250
                                                                    ------------
            ELECTRICAL EQUIPMENT &
             SERVICES - 2.6%
     35,000 AMP, Inc. ...........................................      1,251,250
     12,000 Emerson Electric Co. ................................        747,000
     56,656 Hubbell, Inc. Cl. B..................................      2,011,288
     43,000 Thomas & Betts Corp. ................................      1,636,687
                                                                    ------------
                                                                       5,646,225
                                                                    ------------
            FINANCE & INSURANCE - 3.1%
     36,363 Equitable Companies, Inc. ...........................      1,504,519
     20,000 Hartford Financial Services Group, Inc. .............        948,750
     20,000 LaSalle Re Holdings Ltd. ............................        532,500
     15,000 Lincoln National Corp. ..............................      1,233,750
     15,000 Ohio Casualty Corp. .................................        581,250
      6,000 Transamerica Corp. ..................................        636,000
     46,184 Trenwick Group, Inc. ................................      1,345,109
                                                                    ------------
                                                                       6,781,878
                                                                    ------------
            FOOD & BEVERAGE PRODUCTS - 1.8%
     70,900 Flowers Industries, Inc. ............................      1,546,506
     18,000 H.J. Heinz Co. ......................................        920,250
     50,000 Lance, Inc. .........................................        987,500
     28,000 Tasty Baking Corp. ..................................        413,000
                                                                    ------------
                                                                       3,867,256
                                                                    ------------
            HEALTHCARE PRODUCTS &
             SERVICES - 2.6%
     30,000 Baxter International, Inc. ..........................      1,785,000
     14,000 Bristol-Myers Squibb Co. ............................      1,454,250
     30,100 Shared Medical System Corp. .........................      1,600,944
     30,000 West Co., Inc. ......................................        862,500
                                                                    ------------
                                                                       5,702,694
                                                                    ------------
            INDUSTRIAL SPECIALTY PRODUCTS & SERVICES - 1.6%
     10,000 Bemis Co., Inc. .....................................        350,625
     45,000 Carpenter Technology Corp. ..........................      1,645,313
     48,776 Flowserve Corp. .....................................        987,714
     42,000 Lindberg Corp. ......................................        530,250
                                                                    ------------
                                                                       3,513,902
                                                                    ------------
            MACHINERY - DIVERSIFIED - 0.8%
     82,650 Hardinge, Inc. ......................................      1,818,300
                                                                    ------------
            OIL/ENERGY - 3.4%
     16,000 Amoco Corp. .........................................        862,000
      8,000 Atlantic Richfield Co. ..............................        567,500
     34,500 Berry Petroleum Co. Cl. A............................        444,188
     15,000 Consolidated Natural Gas Co. ........................        817,500
     15,400 Exxon Corp. .........................................      1,080,887
      3,000 Kerr-McGee Corp. ....................................        136,500
     10,000 Mobil Corp. .........................................        759,375
     21,550 * Seitel, Inc. ......................................        233,009
     12,000 Texaco, Inc. ........................................        752,250
     60,000 Williams Companies, Inc. ............................      1,725,000
                                                                    ------------
                                                                       7,378,209
                                                                    ------------
            OIL FIELD SERVICES - 0.5%
     40,000 Lufkin Industries, Inc. .............................      1,040,000
                                                                    ------------
            PAPER & PACKAGING - 0.1%
      5,896 * Sealed Air Corp. ..................................        187,935
                                                                    ------------
            PUBLISHING, BROADCASTING & ENTERTAINMENT - 0.2%
      5,800 Time Warner, Inc. ...................................        507,863
                                                                    ------------

--------------------------------------------------------------------------------
                                  EVERGREEN
                           American Retirement Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
   Shares                                                             Value
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

            RETAILING & WHOLESALE - 1.4%
     33,000 J. C. Penney Co., Inc. .............................   $  1,482,937
     70,260 *Saks, Inc. ........................................      1,576,459
                                                                   ------------
                                                                      3,059,396
                                                                   ------------
            TEXTILE & APPAREL - 0.1%
     10,000 Oxford Industries, Inc. ............................        307,500
                                                                   ------------
            THRIFT INSTITUTIONS - 1.6%
     45,000 First Palm Beach Bancorp, Inc. .....................      1,575,000
     18,100 Horizon Financial Corp. ............................        244,350
     50,400 Maryland Federal Bancorp, Inc. .....................      1,814,400
                                                                   ------------
                                                                      3,633,750
                                                                   ------------
            TRANSPORTATION - 0.5%
     27,000 Union Pacific Corp. ................................      1,150,875
                                                                   ------------
            UTILITIES - ELECTRIC - 6.6%
     80,000 Houston Industries, Inc. ...........................      2,490,000
     31,220 Interstate Energy Corp. ............................      1,000,991
     37,000 PP&L Resources, Inc. ...............................        957,375
     53,000 *Public Service Enterprise Group, Inc. .............      2,083,563
     85,000 Puget Sound Energy, Inc. ...........................      2,358,750
     93,000 Sempra Energy.......................................      2,423,812
     22,000 Southern Co. .......................................        647,625
     35,000 TNP Enterprises, Inc. ..............................      1,222,813
     40,000 Wisconsin Energy Corp. .............................      1,262,500
                                                                   ------------
                                                                     14,447,429
                                                                   ------------
            UTILITIES - GAS - 2.6%
     94,000 *Marketspan Corp. ..................................      2,696,625
     39,250 Northwest Natural Gas Co. ..........................      1,085,508
     55,000 Peoples Energy Corp. ...............................      1,980,000
                                                                   ------------
                                                                      5,762,133
                                                                   ------------
            UTILITIES - TELEPHONE - 1.4%
     35,000 Frontier Corp. .....................................        958,125
     40,000 U.S. West, Inc. ....................................      2,097,500
                                                                   ------------
                                                                      3,055,625
                                                                   ------------
            Total Common Stocks
            (cost $79,204,170)..................................     93,393,780
                                                                   ------------
 CONVERTIBLE PREFERRED - 16.4%
            BANKS - 1.3%
     50,000 National Australia Bank, Ltd.
            7.875%, Series Unit.................................      1,331,250
     58,000 WBK Trust
            10.0%, STRYPES (exchangeable for Westpac Banking
            Corp. Common Stock).................................      1,602,250
                                                                   ------------
                                                                      2,933,500
                                                                   ------------
            COMMUNICATION SYSTEMS & SERVICES - 1.0%
     30,000 AirTouch Communications, Inc.
            6.00%, Series B.....................................      1,410,000
     10,000 CBS Radio Inc.
             7.00%, 12/31/49, 144A..............................        797,500
                                                                   ------------
                                                                      2,207,500
                                                                   ------------
            DIVERSIFIED COMPANIES - 0.8%
     80,000 Ingersoll Rand Co.
             6.75%, PRIDES......................................      1,680,000
                                                                   ------------
            ELECTRICAL EQUIPMENT &
             SERVICES - 0.7%
     50,000 Pioneer Standard Financial Trust
             6.75%, 144A........................................      1,625,000
                                                                   ------------
            FINANCE & INSURANCE - 2.4%
     20,000 American General Corp. $3.00, Series A, MIPS........      1,640,000
     13,000 American Heritage Life Investment Corp.
             8.50%, PRIDES......................................        819,000
     20,000 Frontier Financing Trust 6.25%, TOPRS, 144A.........        855,000
     11,000 Frontier Financing Trust 6.25%, TOPRS...............        470,250
      4,000 Life Re Corp.
             6.00%..............................................        297,000
    125,000 Philadelphia Consolidated
             Holdings, Inc. PRIDES..............................      1,218,750
                                                                   ------------
                                                                      5,300,000
                                                                   ------------
            FOOD & BEVERAGE PRODUCTS - 1.4%
     25,000 Ralston Purina Co.
             7.00%, SAILS (exchangeable for Interstate Bakeries
             common stock)......................................      1,525,000
     30,000 Wendys Financing I
             5.00%, Series A, TECONS............................      1,573,125
                                                                   ------------
                                                                      3,098,125
                                                                   ------------
            HEALTHCARE PRODUCTS &
             SERVICES - 0.9%
     50,000 Owens & Minor Trust I
             TECONS, 144A.......................................      1,900,000
                                                                   ------------
            LEISURE & TOURISM - 0.7%
     50,000 *Lodgian Capital Trust I 7.00%, 144A................      1,512,500
                                                                   ------------
            METAL PRODUCTS & SERVICES - 0.7%
     20,000 Timet Capital Trust I
             6.625%, BUCS, 144A.................................        725,000
     20,000 Timet Capital Trust I
             6.625%, 11/01/26...................................        725,000
                                                                   ------------
                                                                      1,450,000
                                                                   ------------
            OIL/ENERGY - 0.3%
     20,000 Callon Petroleum Co.
             8.50%, Series A....................................        590,000
                                                                   ------------
            OIL FIELD SERVICES - 0.6%
     40,000 EVI, Inc.
             5.00%, 144A........................................      1,280,000
                                                                   ------------
            PAPER & PACKAGING - 0.4%
     30,000 Crown Cork & Seal Co., Inc.
             4.50%, MIPS........................................        785,625
      5,225 *Sealed Air Corp.
              $2.00, Series A...................................        188,753
                                                                   ------------
                                                                        974,378
                                                                   ------------

--------------------------------------------------------------------------------
                                  EVERGREEN
                           American Retirement Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
 CONVERTIBLE PREFERRED - CONTINUED

            PUBLISHING, BROADCASTING & ENTERTAINMENT - 1.6%
     22,000 Houston Industries, Inc.
             7.00%, ACES (exchangeable for Time Warner, Inc.
             common stock).......................................   $  1,678,875
     20,000 Merrill Lynch & Co., Inc.
             6.00%, STRYPES due 6/1/99 (exchangeable for Cox
             Communications, Inc. common stock)..................        897,500
     10,000 TCI Communications, Inc.
             $2.125, Series A....................................        842,500
                                                                    ------------
                                                                       3,418,875
                                                                    ------------
            RETAILING & WHOLESALE - 1.3%
      7,500 CVS Automatic Common Exchange Security TRACES........        611,250
     65,000 Merrill Lynch & Co., Inc. (exchangeable for
             Dollar General Corp. common stock)
             8.50% STRYPES.......................................      2,340,000
                                                                    ------------
                                                                       2,951,250
                                                                    ------------
            TRANSPORTATION - 0.8%
     20,000 CNF Trust I
             5.00%, Ser. A, TECONS (exchangeable for CNF
             Transportation, Inc. common stock)..................        960,000
     20,000 Union Pacific Capital Trust
             6.25%, TIDES, 144A..................................        890,000
                                                                    ------------
                                                                       1,850,000
                                                                    ------------
            UTILITIES - ELECTRIC - 1.5%
     45,000 *BNDES Participacoes S.A. DECS.......................      1,057,500
     40,000 Texas Utilities Co.
             9.25%, PRIDES.......................................      2,250,000
                                                                    ------------
                                                                       3,307,500
                                                                    ------------
            Total Convertible Preferred
             (cost $39,357,753)..................................     36,078,628
                                                                    ------------

--------------------------------------------------------------------------------
 Principal
   Amount
--------------------------------------------------------------------------------
 CONVERTIBLE DEBENTURES - 6.5%

            BUILDING, CONSTRUCTION & FURNISHINGS - 0.9%
 $1,500,000 Eagle Hardware & Garden, Inc. 6.25%, 3/15/01.........   $  1,912,500
                                                                    ------------
            BUSINESS EQUIPMENT &
             SERVICES - 0.5%
    250,000 * Interim Services, Inc.
              4.50%, 6/1/05......................................        217,500
  1,000,000 Quantum Corp.
             7.00%, 8/1/04.......................................        906,250
                                                                    ------------
                                                                       1,123,750
                                                                    ------------
            CONSUMER PRODUCTS &
             SERVICES - 0.7%
  2,000,000 Action Performance Companies, Inc. 4.75%,
             4/1/05, 144A........................................      1,572,600
                                                                    ------------
            INDUSTRIAL SPECIALTY PRODUCTS & SERVICES - 0.3%
 $  600,000 Robbins & Myers, Inc.
             6.50%, 9/1/03.......................................        575,250
                                                                    ------------
            LEISURE & TOURISM - 1.1%
  2,500,000 Family Golf Centers, Inc.
             5.75%, 10/15/04, 144A...............................      2,331,250
                                                                    ------------
            OIL FIELD SERVICES - 2.2%
  1,000,000 Diamond Offshore Drilling, Inc. 3.75%, 2/15/07.......        935,000
    500,000 Key Energy Group, Inc.
             7.00%, 7/1/03, 144A.................................        552,500
  2,000,000 Nabors Industries, Inc.
             5.00%, 5/15/06......................................      2,070,000
            Offshore Logistics, Inc.
  1,000,000 6.00%, 12/15/03, 144A................................        891,250
    500,000 6.00%, 12/15/03......................................        445,625
                                                                    ------------
                                                                       4,894,375
                                                                    ------------
            RETAILING & WHOLESALE - 0.8%
            Central Garden & Pet Co.
    500,000 6.00%, 11/15/03, 144A................................        437,500
  1,600,000 6.00%, 11/15/03......................................      1,400,000
                                                                    ------------
                                                                       1,837,500
                                                                    ------------
            Total Convertible Debentures
             (cost $16,425,614)..................................     14,247,225
                                                                    ------------
 CORPORATE BONDS - 1.4%
            BANKS - 0.5%
  1,000,000 NationsBank Corp.
             6.50%, 8/15/03......................................      1,041,516
                                                                    ------------
            FINANCE & INSURANCE - 0.5%
  1,000,000 American General Finance Corp. 7.125%, 12/1/99.......      1,019,728
                                                                    ------------
            TELECOMMUNICATION SERVICES & EQUIPMENT - 0.4%
  1,000,000 GTE Southwest, Inc.
             5.82%, 12/1/99, Ser. A..............................      1,007,871
                                                                    ------------
            Total Corporate Bonds
             (cost $3,010,992)...................................      3,069,115
                                                                    ------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 31.0%
            GOVERNMENT AGENCY NOTES & BONDS - 30.2%
  1,000,000 Federal Farm Credit Bank
             6.70%, 8/6/04.......................................      1,015,775
            Federal Home Loan Bank
  2,000,000 5.375%, 10/6/03......................................      2,014,084
  2,000,000 5.65%, 12/29/00......................................      2,042,532
  1,000,000 6.195%, 2/5/03.......................................      1,000,952
  2,000,000 6.532%, 12/28/07.....................................      2,077,658
  2,000,000 6.565%, 8/6/02.......................................      2,030,308
  2,000,000 6.585%, 10/15/02.....................................      2,002,516
  2,000,000 7.00% , 7/14/05......................................      2,079,474

--------------------------------------------------------------------------------
                                  EVERGREEN
                           American Retirement Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
 Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED

            GOVERNMENT AGENCY NOTES & BONDS - CONTINUED
            Federal Home Loan Mortgage Corp.
 $2,000,000 6.54%, 12/10/07......................................   $  2,123,004
  2,000,000 6.542%, 3/19/08......................................      2,078,204
  1,000,000 6.91%, 6/20/05.......................................      1,036,702
  2,000,000 7.585%, 9/19/06......................................      2,151,780
  2,000,000 7.865%, 8/8/11.......................................      2,172,222
            Federal National Mortgage Association
  5,000,000 5.65%, 2/22/28.......................................      4,974,030
  3,000,000 5.90%, 6/18/01.......................................      3,025,593
  1,850,000 6.00%, 1/14/05.......................................      1,921,673
  2,215,000 6.10%, 1/26/05.......................................      2,284,845
  3,000,000 6.16%, 1/23/08.......................................      3,145,548
  2,000,000 6.24%, 1/14/08.......................................      2,100,792
  3,000,000 6.32%, 3/3/08........................................      3,169,917
  1,000,000 6.41%, 3/8/06........................................      1,089,704
  5,000,000 6.42%, 2/12/08.......................................      5,195,630
  1,000,000 6.45%, 1/28/05.......................................      1,005,510
  2,000,000 6.46%, 1/1/08........................................      2,121,630
  4,000,000 6.52%, 3/5/08........................................      4,162,280
  2,000,000 6.54%, 4/1/05........................................      2,017,088
  2,000,000 6.68%, 12/28/01......................................      2,000,212
  3,000,000 7.28%, 5/23/07.......................................      3,231,846
  1,000,000 Student Loan Marketing Association
             5.90%, 2/20/01......................................      1,004,282
                                                                    ------------
                                                                      66,275,791
                                                                    ------------
            TREASURY NOTES & BONDS - 0.8%
  1,500,000 U.S. Treasury Bonds
             7.125%, 2/15/23.....................................      1,895,157
                                                                    ------------
            Total U.S. Government & Agency Obligations
             (cost $65,242,641)..................................     68,170,948
                                                                    ------------

 SHORT-TERM INVESTMENTS - 2.7%

            COMMERCIAL PAPER - 0.9%
 $  220,000 BMW U.S. Capital Corp.
             5.52%, 10/9/98......................................        219,730
  1,250,000 Peg Managers Acceptance Corp.
             5.55%, 10/27/98.....................................      1,244,990
    400,000 Twin Towers, Inc.
             5.55%, 10/6/98......................................        399,692
                                                                    ------------
                                                                       1,864,412
                                                                    ------------
            U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.8%
  3,000,000 Federal Home Loan Bank Discount Notes
             5.12%, 10/30/98.....................................      2,987,627
  1,000,000 Federal National Mortgage Association Discount
             Notes 5.20%, 10/7/98................................        999,133
                                                                    ------------
                                                                       3,986,760
                                                                    ------------
            Total Short-Term Investments
             (cost $5,851,172)...................................      5,851,172
                                                                    ------------
            TOTAL INVESTMENTS -
             (COST $209,092,342)..........................   100.5%  220,810,868
            OTHER ASSETS AND
             LIABILITIES - NET............................    (0.5)  (1,126,916)
                                                             -----  ------------
            NET ASSETS....................................   100.0% $219,683,952
                                                             =====  ============


*    Non-income producing securities.
** At September 30, 1998, the Fund owned 8,000 shares of common stock of First Union Corp. at a cost of $106,108. During the six months ended September 30, 1998, the Fund earned $6,320 in dividend income from this investment. These shares were purchased by the Fund prior to the acquisition of the investment advisor.
144A Securities that may be resold to "qualified institutional buyers" under Rule 144Aof the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Fund's Board of Trustees.

SUMMARY OF ABBREVIATIONS
ACESAutomatically Convertible Equity Securities
ADRAmerican Depository Receipt
BUCSBeneficial Unsecured Convertible Securities
DECSDividend Enhanced Convertible Stock
MIPSMonthly Income Preferred Shares
PRIDESPreferred Redeemable Increased Dividend Equity Securities
SAILSStock Appreciation Income Linked Securities
STRYPESStructured Yield Product Exchangeable for Stock
TECONSTerm Convertible Shares
TIDESTerm Income Deferrable Equity Securities
TOPRSTrust Originated Preferred Securities
TRACESTrust Automatic Common Exchangeable Securities


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                                Balanced Fund
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
   Shares                                                             Value
--------------------------------------------------------------------------------
 COMMON STOCKS - 49.3%

             ADVERTISING & RELATED
              SERVICES - 0.3%
      93,600 Gannett Co., Inc. ................................   $    5,013,450
                                                                  --------------
             AEROSPACE & DEFENSE - 0.9%
      80,000 Lockheed Martin Corp. ............................        8,065,000
     102,200 United Technologies Corp. ........................        7,811,913
                                                                  --------------
                                                                      15,876,913
                                                                  --------------
             AUTOMOTIVE EQUIPMENT & MANUFACTURING - 0.8%
     100,000 Chrysler Corp. ...................................        4,787,500
     153,700 Ford Motor Co. ...................................        7,214,294
      25,000 General Motors Corp. .............................        1,367,187
                                                                  --------------
                                                                      13,368,981
                                                                  --------------
             BANKS - 1.5%
     200,020 BankAmerica Corp. ................................       12,026,202
     131,864 Chase Manhattan Corp. ............................        5,703,118
     100,000 Fleet Financial Group, Inc. ......................        7,343,750
                                                                  --------------
                                                                      25,073,070
                                                                  --------------
             BUSINESS EQUIPMENT &
              SERVICES - 0.7%
      60,000 Automatic Data Processing, Inc. ..................        4,485,000
      75,000 Xerox Corp. ......................................        6,356,250
                                                                  --------------
                                                                      10,841,250
                                                                  --------------
             CHEMICAL & AGRICULTURAL
              PRODUCTS - 3.2%
     150,000 Du Pont (E. I.) De Nemours & Co. .................        8,418,750
     400,000 Monsanto Co. .....................................       22,550,000
     300,000 Morton International, Inc. .......................        6,562,500
     136,000 PPG Industries, Inc. .............................        7,420,500
     351,300 Rohm & Haas Co. ..................................        9,770,531
                                                                  --------------
                                                                      54,722,281
                                                                  --------------
             COMMUNICATION SYSTEMS & SERVICES - 1.2%
     150,000 *Cisco Systems, Inc. .............................        9,276,563
     240,000 *MCI WorldCom, Inc. ..............................       11,737,500
                                                                  --------------
                                                                      21,014,063
                                                                  --------------
             CONSUMER PRODUCTS &
              SERVICES - 0.3%
      70,000 Procter & Gamble Co. .............................        4,965,625
                                                                  --------------
             DIVERSIFIED COMPANIES - 0.9%
     213,600 AlliedSignal, Inc. ...............................        7,556,100
      35,000 *Owens Illinois, Inc. ............................          875,000
     121,400 Tyco International Ltd. ..........................        6,707,350
                                                                  --------------
                                                                      15,138,450
                                                                  --------------
             ELECTRICAL EQUIPMENT & SERVICES - 2.3%
     158,000 Emerson Electric Co. .............................        9,835,500
     325,000 General Electric Co. .............................       25,857,812
      59,600 *Solectron Corp. .................................        2,860,800
                                                                  --------------
                                                                      38,554,112
                                                                  --------------
             FINANCE & INSURANCE - 3.4%
     166,984 Allstate Corp. ...................................        6,961,146
     125,000 American International Group, Inc. ...............        9,625,000
      99,353 Associates First Capital Corp. Cl. A..............        6,482,783
     150,000 Federal Home Loan Mortgage Corp. .................        7,415,625
     120,000 Federal National Mortgage Association.............        7,710,000
     100,000 Lincoln National Corp. ...........................        8,225,000
     120,000 Nationwide Financial Services, Inc. Cl. A.........        5,452,500
     150,000 Travelers Group, Inc. ............................        5,625,000
                                                                  --------------
                                                                      57,497,054
                                                                  --------------
             FOOD & BEVERAGE
              PRODUCTS - 2.8%
      93,600 Bestfoods.........................................        4,533,750
     116,600 Coca Cola Co. ....................................        6,719,075
     200,000 Flowers Industries, Inc. .........................        4,362,500
      79,200 H.J. Heinz Co. ...................................        4,049,100
     261,500 Philip Morris Companies, Inc. ....................       12,045,344
     175,000 *Safeway, Inc. ...................................        8,115,625
     141,800 Sara Lee Corp. ...................................        7,657,200
                                                                  --------------
                                                                      47,482,594
                                                                  --------------
             HEALTHCARE PRODUCTS &
              SERVICES - 10.8%
     325,000 American Home Products Corp. .....................       17,021,875
     194,900 Bristol-Myers Squibb Co. .........................       20,245,237
     350,000 *Health Management Associates, Inc. Cl. A.........        6,387,500
     370,000 Johnson & Johnson.................................       28,952,500
     209,100 Medtronic, Inc. ..................................       12,101,663
     213,000 Merck & Co., Inc. ................................       27,596,812
     150,000 Pfizer, Inc. .....................................       15,890,625
     150,000 Pharmacia & Upjohn, Inc. .........................        7,528,125
     204,800 Schering-Plough Corp. ............................       21,209,600
     180,000 * Tenet Healthcare Corp. .........................        5,175,000
      37,200 * Universal Health Services, Inc. Cl. B...........        1,553,100
     252,000 Warner-Lambert Co. ...............................       19,026,000
                                                                  --------------
                                                                     182,688,037
                                                                  --------------
             INFORMATION SERVICES & TECHNOLOGY - 3.3%
     120,000 * American Power Conversion Corp. ................        4,518,750
      90,000 * BMC Software, Inc. .............................        5,402,813
     240,000 * EMC Corp. ......................................       13,725,000
     100,000 International Business Machines Corp. ............       12,800,000
      77,200 * Microsoft Corp. ................................        8,499,237
     233,800 * Sun Microsystems, Inc. .........................       11,653,469
                                                                  --------------
                                                                      56,599,269
                                                                  --------------

--------------------------------------------------------------------------------
                                  EVERGREEN
                                Balanced Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
   Shares                                                             Value
--------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

             OIL/ENERGY - 7.2%
     188,200 Amoco Corp. ......................................   $   10,139,275
     191,500 Anadarko Petroleum Corp. .........................        7,528,344
     251,500 Atlantic Richfield Co. ...........................       17,840,781
     130,600 Chevron Corp. ....................................       10,978,562
     197,900 Exxon Corp. ......................................       13,890,106
     276,900 Mobil Corp. ......................................       21,027,094
     110,400 Royal Dutch Petroleum Co. ........................        5,257,800
     393,200 Texaco, Inc. .....................................       24,648,725
     294,400 Unocal Corp. .....................................       10,672,000
                                                                  --------------
                                                                     121,982,687
                                                                  --------------
             OIL FIELD SERVICES - 0.2%
      90,400 Halliburton Co. ..................................        2,582,050
      24,800 Schlumberger Ltd. ................................        1,247,750
                                                                  --------------
                                                                       3,829,800
                                                                  --------------
             PUBLISHING, BROADCASTING & ENTERTAINMENT - 0.5%
     370,000 CBS Corp. ........................................        8,972,500
                                                                  --------------
             REAL ESTATE - 1.4%
     175,000 Boston Properties, Inc. REIT......................        4,987,500
     475,000 Equity Office Properties
              Trust REIT.......................................       11,637,500
      70,000 First Industrial Realty Trust,
              Inc. REIT........................................        1,785,000
     100,000 Spieker Properties, Inc. REIT.....................        3,675,000
      50,000 TriNet Corporate Realty Trust,
              Inc. REIT........................................        1,631,250
                                                                  --------------
                                                                      23,716,250
                                                                  --------------
             RETAILING & WHOLESALE - 0.8%
     325,000 CVS Corp. ........................................       14,239,063
                                                                  --------------
             UTILITIES - ELECTRIC - 3.3%
      87,300 Cinergy Corp. ....................................        3,339,225
     199,000 Consolidated Edison, Inc. ........................       10,372,875
     295,000 Dominion Resources, Inc. .........................       13,164,375
     250,000 Duke Power Co. ...................................       16,546,875
     100,000 Florida Progress Corp. ...........................        4,331,250
     150,000 Houston Industries, Inc. .........................        4,668,750
      90,000 Texas Utilities Co. ..............................        4,190,625
                                                                  --------------
                                                                      56,613,975
                                                                  --------------
             UTILITIES - TELEPHONE - 3.5%
     383,000 Ameritech Corp. ..................................       18,144,625
     164,000 AT&T Corp. .......................................        9,583,750
     116,202 Bell Atlantic Corp. ..............................        5,628,534
     112,000 GTE Corp. ........................................        6,160,000
      75,480 Sprint Corp.  ....................................        5,434,560
     285,000 U.S. West, Inc.  .................................       14,944,688
                                                                  --------------
                                                                      59,896,157
                                                                  --------------
             Total Common Stocks
              (cost $536,741,997)..............................      838,085,581
                                                                  --------------

 CONVERTIBLE PREFERRED - 1.6%

             CONSUMER PRODUCTS &
              SERVICES - 0.5%
     150,000 Newell Financial Trust I
              5.25%, 144A......................................   $    8,400,000
                                                                  --------------
             DIVERSIFIED COMPANIES - 0.1%
      40,000 Owens Illinois, Inc.
              4.75%............................................        1,430,000
                                                                  --------------
             FINANCE & INSURANCE - 0.4%
      63,500 Conseco, Inc.
              7.00%, PRIDES....................................        6,858,000
                                                                  --------------
             RETAILING & WHOLESALE - 0.6%
     200,000 Kmart Financing I
              7.75%............................................       10,000,000
                                                                  --------------
             Total Convertible Preferred
              (cost $24,276,192)...............................       26,688,000
                                                                  --------------

--------------------------------------------------------------------------------
  Principal
   Amount
--------------------------------------------------------------------------------
 CONVERTIBLE DEBENTURES - 1.1%

             HEALTHCARE PRODUCTS &
              SERVICES - 0.4%
 $10,000,000 HEALTHSOUTH Corp.
              3.25%, 4/1/03, 144A..............................        7,625,000
                                                                  --------------
             INDUSTRIAL SPECIALTY PRODUCTS &
              SERVICES - 0.1%
   1,100,000 Textron, Inc.
              10.01%, 2/1/00...................................        1,161,732
                                                                  --------------
             RETAILING & WHOLESALE - 0.6%
   5,250,000 Staples, Inc.
              4.50%, 10/1/00, 144A.............................        9,843,750
                                                                  --------------
             Total Convertible Debentures
              (cost $16,434,975)...............................       18,630,482
                                                                  --------------
 ASSET-BACKED SECURITIES - 6.1%
   5,500,000 Americredit Automobile
              Receivable, Series 1997-C,
              Class A3,
              6.30%, 7/5/03....................................        5,650,178
   1,176,139 Americredit Automobile Recreation
              Trust, 1997 B Class A2
              6.36%, 9/12/00...................................        1,183,143
  12,500,000 Carco Auto Loan Master Trust,
              Series 1997-1, Class A,
              6.69%, 8/15/04...................................       12,775,375
   2,500,000 CNL Funding 98 1 Lp, Series 1998 Franchise
              Loan Trust Certificate
              6.60%, 4/18/11...................................        2,648,438
   2,750,000 Contimortgage Home Equity Loan, Series 1997-
              4, Class A7 6.63%, 9/15/16.......................        2,852,245
   4,000,000 Contimortgage Home Equity Loan
              Trust, Series 1998-1, Class A6,
              6.58%, 12/15/18..................................        4,104,840
   6,150,000 Corestates Home Equity Loan, Series 1996-1,
              Class A4, 7.00%, 6/15/12.........................        6,554,670

--------------------------------------------------------------------------------
                                  EVERGREEN
                                Balanced Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES - CONTINUED

 $ 1,500,000 First USA Credit Card Master Trust, Series 96
              6 Class A 5.765%, 10/10/98.......................   $    1,498,125
             Green Tree Financial Corp.
   5,695,011 Series 1993-4, Class A3, 6.25%, 1/15/19...........        5,716,367
   6,000,000 Series 1997-3, Class A5, 7.14%, 7/15/28...........        6,275,580
             Merrill Lynch Mortgage Investors, Inc.
   3,320,136 Series 1992-D, Class B,
              8.50%, 6/15/17...................................        3,665,895
   5,000,000 Series 1991-D, Class B,
              9.85%, 7/15/11...................................        5,098,400
     415,460 Money Store Auto Trust, 1997 2 Class A1
              6.17%, 3/20/01**.................................          417,699
   8,000,000 Olympic Automobile Receivables Trust, Series
              1997-A, Class A5 6.80%, 2/15/05..................        8,262,960
  10,000,000 Premier Auto Trust, Series 1997 2, Class B,
              6.53%, 12/6/03...................................       10,275,000
   7,500,000 Southern Pacific Secured Assets Corp., Series
              1996-3, Class A4 7.60%, 10/25/27.................        8,126,043
     525,815 Union Acceptance Corp., Series 1995-C, Class
              A,
              6.40%, 10/10/02..................................          527,618
     745,000 University Support Services, Inc., Series
              1992-D, 9.00%, 10/7/98...........................          742,672
   8,900,000 WFS Financial Owner Trust, Series 1997-C,
              Class CTFS 6.30%, 3/20/05........................        9,027,937
   7,632,267 World Omni Automobile Lease, Series 1997-A,
              Class A4, 6.90%, 6/25/03.........................        7,861,235
                                                                  --------------
                                                                     103,264,420
                                                                  --------------
             Total Asset-Backed Securities
              (cost $99,551,379)...............................      103,264,420
                                                                  --------------
 CORPORATE BONDS - 20.3%
             AEROSPACE & DEFENSE - 1.0%
   5,000,000 Boeing Co.
              6.625%, 2/15/38..................................        5,164,600
             Northrop Grumman Corp.
   5,500,000 7.00%, 3/1/06.....................................        5,818,615
   5,000,000 9.375%, 10/15/24..................................        5,829,100
                                                                  --------------
                                                                      16,812,315
                                                                  --------------
             AUTOMOTIVE EQUIPMENT & MANUFACTURING - 0.3%
   5,000,000 Ford Motor Co.
              6.625%, 10/1/28..................................        5,069,550
                                                                  --------------
             BANKS - 0.9%
   3,465,000 Amsouth Bancorp
              6.75%, 11/1/25...................................        3,679,899
   5,200,000 BankBoston N A
              6.375%, 4/15/08..................................        5,241,548
 $ 5,000,000 Barnett Capital I
              8.06%, 12/1/26...................................        5,538,400
     698,000 Boatmen's Bancshares, Inc.
              6.75%, 3/15/03...................................          735,057
                                                                  --------------
                                                                      15,194,904
                                                                  --------------
             BUSINESS EQUIPMENT &
              SERVICES - 0.4%
   6,000,000 Federal Express Corp.
              6.845%, 1/15/19..................................        6,545,310
                                                                  --------------
             CABLE/OTHER VIDEO
              DISTRIBUTION - 0.3%
   5,000,000 CSC Holdings Inc.
              7.625%, 7/15/18..................................        4,853,700
                                                                  --------------
             CONSUMER PRODUCTS &
              SERVICES - 0.5%
   3,000,000 American Greetings Corp.
              6.10%, 8/1/28....................................        3,134,970
   4,000,000 Hasbro Inc.
              6.15%, 7/15/08...................................        4,288,160
   1,001,000 Stanley Works
              7.375%, 12/15/02.................................        1,078,527
                                                                  --------------
                                                                       8,501,657
                                                                  --------------
             DIVERSIFIED COMPANIES - 1.4%
             General Electric Capital Corp.
   1,280,000 8.75%, 3/14/03....................................        1,470,976
   5,470,000 8.75%, 5/21/07....................................        6,752,660
   5,000,000 Grand Metropolitan Investment Corp.
              7.45%, 4/15/35...................................        5,844,000
  10,500,000 GS Escrow Corp.
              6.75%, 8/1/01, 144A..............................       10,579,800
                                                                  --------------
                                                                      24,647,436
                                                                  --------------
             FINANCE & INSURANCE - 6.5%
   8,000,000 AMBAC, Inc.
              9.375%, 8/1/11...................................       10,446,880
   6,550,000 Associates Corp. North America
              8.625%, 11/15/04.................................        7,656,164
   5,000,000 Bear Stearns Co., Inc.
              6.875%, 10/1/05..................................        5,237,550
   5,800,000 Beneficial Corp.
              6.25%, 2/18/13...................................        6,029,564
   4,500,000 CIT Group Holdings, Inc.
              9.25%, 3/15/01...................................        4,933,305
   6,400,000 Commercial Credit Group, Inc.
              10.00%, 5/15/09..................................        8,312,192
   1,280,000 Dean Witter, Discover & Co.
              6.75%, 10/15/13..................................        1,301,914
   6,600,000 General Motors Acceptance Corp.
              8.50%, 1/1/03....................................        7,354,842
   1,750,000 International Lease Finance Corp.
              5.75%, 1/15/03...................................        1,788,115
   9,975,000 John Hancock Mutual Life Insurance Co.
              7.375%, 2/15/24, 144A............................       11,223,471
   6,500,000 Lehman Brothers Holdings, Inc.
              6.50%, 10/1/02 ..................................        6,207,305

-------------------------------------------------------------------------------
                                  EVERGREEN
                                Balanced Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED

             FINANCE & INSURANCE - CONTINUED
 $ 7,000,000 Liberty Mutual Insurance Co.
              7.697%, 10/15/97.................................   $    7,464,100
   6,000,000 Nationwide CSN Trust
              9.875%, 2/15/25, 144A............................        7,541,460
             Paine Webber Group, Inc.
   4,705,000 8.25%, 5/1/02.....................................        4,903,927
   5,050,000 9.25%, 12/15/01...................................        5,423,397
   6,200,000 Prudential Insurance Co.
              7.125%, 7/1/07...................................        6,770,524
   6,700,000 Sun Life Canada Capital Trust
              8.526%, 5/29/49..................................        7,248,529
                                                                  --------------
                                                                     109,843,239
                                                                  --------------
             HEALTHCARE PRODUCTS &
              SERVICES - 0.5%
   5,000,000 Johnson & Johnson
              8.72%, 11/1/24...................................        6,041,900
   3,000,000 Merck & Co., Inc.
              6.40%, 3/1/28....................................        3,158,430
                                                                  --------------
                                                                       9,200,330
                                                                  --------------
             INDUSTRIAL SPECIALTY PRODUCTS & SERVICES -
               0.1%
   2,000,000 USA Waste Services Inc.
              6.125%, 7/15/01..................................        2,038,800
     326,000 Waste Management, Inc.
              8.75%, 5/1/18....................................          359,435
                                                                  --------------
                                                                       2,398,235
                                                                  --------------
             INFORMATION SERVICES & TECHNOLOGY - 0.4%
   6,500,000 Comdisco Inc.
              6.125%, 1/15/03..................................        6,635,460
                                                                  --------------
             MACHINERY - DIVERSIFIED - 0.1%
   2,000,000 Caterpillar, Inc.
              9.375%, 7/15/01..................................        2,216,400
                                                                  --------------
             OIL/ENERGY - 0.8%
   4,250,000 Occidental Petroleum Corp.
              9.25%, 8/1/19....................................        5,013,555
   7,500,000 Transocean Offshore, Inc.
              8.00%, 4/15/27...................................        8,302,950
                                                                  --------------
                                                                      13,316,505
                                                                  --------------
             OIL FIELD SERVICES - 0.7%
     931,000 Atlantic Richfield Co.
              9.00%, 4/1/21....................................        1,227,514
   5,000,000 Petroleum Geo-Services
              7.50%, 3/31/07...................................        5,333,600
   5,000,000 R B Falcon Corp.
              6.75%, 4/15/05...................................        5,159,700
                                                                  --------------
                                                                      11,720,814
                                                                  --------------
             PAPER & PACKAGING - 0.5%
   8,000,000 James River Corp.
              6.75%, 10/1/99...................................        8,085,280
                                                                  --------------
             PUBLISHING, BROADCASTING & ENTERTAINMENT -
               0.4%
   7,250,000 Time Warner Inc.
              6.95%, 1/15/28...................................        7,535,143
                                                                  --------------
             REAL ESTATE - 0.7%
   7,000,000 EOP Operating Limited Partnership
              6.375%, 2/15/03..................................        6,995,660
   4,000,000 Glenborough Realty Trust, Inc.
              7.625%, 3/15/05, 144A............................        4,101,000
                                                                  --------------
                                                                      11,096,660
                                                                  --------------
             RETAILING & WHOLESALE - 0.8%
   8,000,000 Fred Meyer Inc.
              7.15%, 3/1/03....................................        8,287,120
   4,300,000 Sears Roebuck & Co.
              10.00%, 2/3/12...................................        6,069,235
                                                                  --------------
                                                                      14,356,355
                                                                  --------------
             TELECOMMUNICATION SERVICES & EQUIPMENT - 1.3%
   6,750,000 Bellsouth Capital Funding Corp.
              7.12%, 7/15/97...................................        7,677,045
   6,550,000 TCI Communications Inc.
              8.75%, 8/1/15....................................        8,182,784
   5,640,000 Worldcom, Inc.
              6.40%, 8/15/05...................................        5,951,836
                                                                  --------------
                                                                      21,811,665
                                                                  --------------
             TRANSPORTATION - 0.9%
   5,000,000 American Airline
              8.39%, 1/2/17....................................        5,749,000
   3,000,000 Golden St. Pete Trans Corp.
              8.04%, 2/1/19....................................        3,016,875
   6,250,000 Norfolk Southern Corp.
              7.05%, 5/1/37....................................        6,890,125
                                                                  --------------
                                                                      15,656,000
                                                                  --------------
             UTILITIES - ELECTRIC - 0.7%
   5,000,000 Oklahoma Gas & Electric Co.
              6.65%, 7/15/27...................................        5,498,700
   4,000,000 Rural Electric Cooperative
              8.67%, 9/15/18...................................        4,763,280
     838,000 Union Electric Co.
              8.00%, 12/15/22..................................          982,136
                                                                  --------------
                                                                      11,244,116
                                                                  --------------
             UTILITIES - GAS - 0.8%
   3,780,000 ANR Pipeline Co.
              9.625%, 11/1/21..................................        4,863,575
   8,000,000 K N Energy Inc.
              6.65%, 3/1/05....................................        8,215,520
                                                                  --------------
                                                                      13,079,095
                                                                  --------------
             UTILITIES - TELEPHONE - 0.3%
   3,500,000 GTE Florida Inc.
              6.86%, 2/1/28....................................        3,766,245
   2,000,000 MCI Communications Corp.
              1.00%, 4/15/12...................................        2,050,140
                                                                  --------------
                                                                       5,816,385
                                                                  --------------
             Total Corporate Bonds
              (cost $332,028,394)..............................      345,636,554
                                                                  --------------

--------------------------------------------------------------------------------
                                  EVERGREEN
                                Balanced Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES - 9.7%

             MORTGAGE PASS-THROUGH CERTIFICATES - 3.5%
 $11,000,000 Federal Home Loan Banks
              5.50%, 8/13/01...................................   $   11,244,640
             Federal Home Loan Mortgage Corp.
     837,587 7.411%, 3/1/21....................................          863,242
   4,622,740 7.569%, 4/1/22....................................        4,804,783
     889,489 7.609%, 3/1/19....................................          932,852
             Federal National Mortgage Association.............
  16,865,208 5.50%, 7/1/09.....................................       16,992,371
   4,212,809 7.00%, 5/1/24.....................................        4,332,580
   1,686,775 7.30%, 5/1/22.....................................        1,733,684
   2,153,541 7.332%, 2/1/27....................................        2,187,868
   9,563,205 7.414%, 9/1/21....................................        9,871,045
   1,634,198 7.472%, 12/1/23...................................        1,657,976
   2,628,049 7.518%, 1/1/31....................................        2,701,135
             Government National Mortgage Association..........
     438,600 8.50%, 5/15/21....................................          465,740
     247,663 8.50%, 7/15/21....................................          262,520
     556,386 8.50%, 6/15/22....................................          588,723
     310,477 9.00%, 9/15/21....................................          333,760
     458,501 9.00%, 10/15/21...................................          492,884
     248,613 9.50%, 2/15/21....................................          268,500
                                                                  --------------
                                                                      59,734,303
                                                                  --------------
             COLLATERALIZED MORTGAGE OBLIGATIONS - 6.2%
  10,000,000 Bear Stearns Commercial Mortgage Securities
              Inc., Series 1998-C1, Class C
              6.75%, 6/16/30...................................       11,078,125
             Chase Commercial Mortgage Securities Corp.
   2,000,000 Series 1997-2, Class B, 6.60%, 11/19/07...........        1,911,875
   2,200,000 Series 1997-1, Class B, 7.37%, 4/19/07............        2,172,162
   4,720,879 Chase Mortgage Finance Corp., Series 1994-D,
              Class M, 6.75%, 2/25/25..........................        4,969,905
   2,400,000 Commercial Mortgage Acceptance Corp.,
              Series 1997-ML1, Class B, 6.647%, 12/15/07.......        2,485,020
   7,229,087 Criimi Mae Financial Corp., Series 1, Class
              A, 7.00%, 1/1/33.................................        7,222,310
   4,000,000 Criimi Mae Commercial Mortgage Trust, Series
              1998 C1, Class A, 144A
              7.00%, 3/2/11....................................        4,122,500
             Federal National Mortgage Association
   1,250,000 Series 1993-248, Class SA, 4.284%, 8/25/23........        1,194,338
   5,000,000 Series 1997-M6, Class C, 6.85%, 5/17/20...........        5,459,775
   1,250,000 FFCA Secured Lending Corp., Series 1997-1,
              Class B1, 7.74%, 6/18/13.........................        1,376,172
   5,484,643 Financial Asset Securitization, Series 1997-
              NAM 1, Class FXA2,
              7.75%, 4/25/27...................................        5,696,783
   3,745,000 G E Capital Mortgage Services Inc., Series
              1994-27, Class A6,
              6.50%, 7/25/24...................................        3,777,769
   7,812,734 Independent National Mortgage Corp., 144A,
              Series 1997-A, Class A,
              7.81%, 12/26/26..................................        8,030,025
     415,608 KS Mortgage Capital, L. P.,144A, Series 1995-
              1, Class A1, 7.23%, 4/20/02......................          417,426
   5,000,000 Merrill Lynch Mortgage Investors, Inc.,
              Series 1997-C1, Class A3 7.12%, 6/18/29..........        5,370,025
   5,870,000 Merrill Lynch Trust, Series 35, Class G,
              8.45%, 11/1/18...................................        6,222,200
   1,786,895 Mid State Trust, Series 6, Class A3,
              7.54%, 7/1/35....................................        1,933,778
   6,000,000 Morgan Stanley Capital I Inc., Series 1998
              Wf1, Class C 6.77%, 1/15/08......................        6,178,125
  11,707,375 Nomura Depositor Trust Str I,
              Series 1998-ST1,
              Class A1, 144A
              5.92%, 1/15/03...................................       11,762,253
             PNC Mortgage Securities Corp.
   2,472,422 Series 1997-4, Class 2PP3,
             7.25%, 7/25/27....................................        2,563,093
   5,844,331 Series 1997-4, Class 2PP1,
             7.50%, 7/25/27....................................        5,944,678
   1,011,178 Prudential Home Mortgage Securities Co.,
              Series 1990-12, Class A1
              7.98%, 11/25/20..................................        1,017,816
   4,177,710 Shearson Lehman CMO Inc., Series V, Class 5
              7.50%, 5/1/19....................................        4,453,982
                                                                  --------------
                                                                     105,360,135
                                                                  --------------
             Total Mortgage-Backed Securities
              (cost $159,523,627)..............................      165,094,438
                                                                  --------------
 MUNICIPAL BONDS - 0.1%
   2,500,000 Cook County Illinois
              5.00%,11/15/22...................................        2,496,750
                                                                  --------------
             Total Municipal Bonds
              (cost $2,455,126)................................        2,496,750
                                                                  --------------
 FOREIGN BONDS (U.S. DOLLARS) - 1.2%
     640,000 International Bank For Reconstruction &
              Development Co.
              7.95%, 5/15/16...................................          801,670

--------------------------------------------------------------------------------
                                  EVERGREEN
                                Balanced Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
    Amount                                                              Value
--------------------------------------------------------------------------------
 FOREIGN BONDS (U.S. DOLLARS) - CONTINUED
 $  4,000,000 National Westminster Bancorp
               9.375%, 11/15/03................................   $    4,681,920
   60,000,000 Skandinaviska Enskilda
               0%, 5/26/33.....................................        6,834,000
    8,000,000 YPF Sociedad Anonima
               7.25%, 3/15/03..................................        7,280,000
                                                                  --------------
                                                                      19,597,590
                                                                  --------------
              Total Foreign Bonds (U.S. Dollars)
               (cost $18,502,231)..............................       19,597,590
                                                                  --------------
 FOREIGN BONDS (NON U.S. DOLLARS) - 4.2%
  142,178,000 Nykredit,
               6.00%, 10/1/26..................................       22,063,840
  205,474,000 Realkredit Danmark
               6.00%, 10/1/26..................................       31,918,763
    2,500,000 Republic of Colombia
               8.625%, 4/1/08..................................        1,756,250
    8,200,000 United Kingdom Treasury
               7.25%, 12/7/07..................................       16,428,377
                                                                  --------------
                                                                      72,167,230
                                                                  --------------
              Total Foreign Bonds
               (Non U.S. Dollars)
               (cost $66,436,176)..............................       72,167,230
                                                                  --------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 2.0%
              FINANCE & INSURANCE - 0.4%
    6,200,000 Federal Home Loan Banks 5.125%,
               9/15/03.........................................        6,309,492
                                                                  --------------
              TREASURY NOTES & BONDS - 1.6%
    9,935,000 U.S. Treasury Bonds
               7.875%, 2/15/21.................................       13,405,991
              U.S. Treasury Notes
    3,000,000 5.375%, 2/15/01..................................        3,067,980
    5,000,000 5.50%, 5/31/03...................................        5,245,300
    5,590,000 6.125%, 8/15/07..................................        6,257,278
                                                                  --------------
                                                                      27,976,549
                                                                  --------------
              Total U.S. Government & Agency
               Obligations
               (cost $32,029,766)..............................       34,286,041
                                                                  --------------

 SHORT-TERM INVESTMENTS - 3.3%

              COMMERCIAL PAPER - 0.2%
 $  2,735,000 Kansallis Osake Pankki
               9.75%, 12/15/98.................................   $    2,758,193
                                                                  --------------
              REPURCHASE AGREEMENTS - 3.1%
   50,000,000 Goldman Sachs Repurchase Agreement purchased
               9/30/98, 5.60%, maturing 10/1/98, maturity
               value $50,007,778
               (cost $50,000,000) (a)..........................       50,000,000
    3,167,000 Keystone Joint Repurchase Agreement.
               Investments in repurchase agreements, in a
               joint trading account, purchased 9/30/98,
               5.60%, maturing 10/1/98, maturity value
               $3,167,493
               (cost $3,167,000) (b)...........................        3,167,000
                                                                  --------------
                                                                      53,167,000
                                                                  --------------
              Total Short-Term Investments
               (cost $55,934,547)..............................       55,925,193
                                                                  --------------
              TOTAL INVESTMENTS -
               (COST $1,343,914,410)....................    98.9%  1,681,872,279
              OTHER ASSETS AND LIABILITIES - NET........     1.1      18,288,104
                                                           -----  --------------
              NET ASSETS................................   100.0% $1,700,160,383
                                                           =====  ==============

*    Non-income producing securities.
** At September 30, 1998, the Fund owned a principal amount of $415,460 of Money Store Auto Trust at a cost of $415,136. During the six months ended September 30, 1998, the Fund earned $1,018 in interest income from this investment. This security was purchased by the Fund prior to the acquisition of the Money Store by First Union.
(a) The repurchase agreements are fully collateralized by: $26,223,835 Federal Home Loan Mortgage Corp., 6.131%, maturing 9/1/24; value including accrued interest - $25,699,000 and $24,797,258 Federal Home Loan Mortgage Corp., 6.131% maturing 9/1/24; value including accrued interest - $24,301,000.
(b) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices plus accrued interest at September 30, 1998.
144A Securities that may be resold to "qualified institutional buyers" under
     Rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Fund's Board of Trustees.

SUMMARY OF ABBREVIATIONS
PRIDES Preferred Redeemable Increased Dividend Equity Securities
REIT Real Estate Investment Trust


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                                Balanced Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward Foreign Currency Exchange Contracts to Buy:

                                                                                         UNREALIZED
  EXCHANGE                                         U.S. VALUE AT       IN EXCHANGE      APPRECIATION
    DATE             CONTRACTS TO RECEIVE        SEPTEMBER 30, 1998     FOR U.S. $     (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
  10/16/98      66,483,000Danish Krone              $10,471,493        $10,377,429      $    94,064
                                                                                        ===========

Forward Foreign Currency Exchange Contracts to Sell:

                                                                                         UNREALIZED
  EXCHANGE                                         U.S. VALUE AT       IN EXCHANGE      APPRECIATION
    DATE             CONTRACTS TO DELIVER        SEPTEMBER 30, 1998     FOR U.S. $     (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
  10/30/98       9,066,258British Pound Sterling     15,388,500         14,889,425      $  (499,075)
  10/16/98     204,020,000Danish Krone               32,134,442         29,827,485       (2,306,957)
  12/14/98     195,339,000Danish Krone               30,792,428         30,348,637         (443,791)
                                                                                        -----------
                                                                                        $(3,249,823)
                                                                                        ===========

FUTURES CONTRACTS - LONG POSITIONS(1)

                           NUMBER OF              INITIAL CONTRACT       VALUE AT        UNREALIZED
 EXPIRATION                CONTRACTS                   AMOUNT       SEPTEMBER 30, 1998 (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
December 1998          330S&P 500                   $86,394,375        $84,645,000      $(1,749,375)
                                                                                        ===========

(1) At September 30, 1998, cash of $4,455,000 was segregated at the Fund's custodian for initial margin deposits.


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                               Foundation Fund
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
   Shares                                                         Value
--------------------------------------------------------------------------------
 COMMON STOCKS - 58.6%

            ADVERTISING & RELATED
             SERVICES - 0.0%
     13,000 Gannett Co., Inc. .................................   $      696,313
                                                                  --------------
            AEROSPACE & DEFENSE - 0.6%
    402,600 Boeing Co. ........................................       13,814,212
      5,420 Raytheon Co. Cl. A.................................          280,824
     31,000 United Technologies Corp. .........................        2,369,563
                                                                  --------------
                                                                      16,464,599
                                                                  --------------
            AUTOMOTIVE EQUIPMENT & MANUFACTURING - 1.5%
    458,400 Chrysler Corp. ....................................       21,945,900
    160,000 General Motors Corp................................        8,750,000
     30,000 Genuine Parts Co...................................          901,875
    208,800 Goodyear Tire & Rubber Co. ........................       10,727,100
                                                                  --------------
                                                                      42,324,875
                                                                  --------------
            BANKS - 6.8%
     83,100 AmSouth Bancorp....................................        2,835,788
     50,000 Bancfirst Corp. ...................................        1,825,000
     45,700 BankAmerica Corp. .................................        2,747,713
    783,600 BankBoston Corp. ..................................       25,858,800
     63,000 Bankers Trust Corp. ...............................        3,717,000
    140,062 BSB Bancorp, Inc...................................        3,895,474
    164,000 Cape Cod Bank & Trust Co. .........................        2,829,000
     27,000 CB Bancshares, Inc. ...............................          864,000
    120,700 CitiCorp...........................................       11,217,556
    149,000 Crestar Financial Corp. ...........................        8,455,750
    301,950 Dime Bancorp, Inc. ................................        7,643,109
     85,138 First Chicago NBD Corp. ...........................        5,831,953
     16,875 First Security Corp. ..............................          282,656
    117,000 First Union Corp. **...............................        5,988,938
    120,000 Firstar Corp. .....................................        6,075,000
     58,000 Fleet Financial Group, Inc. .......................        4,259,375
     43,400 Hancock Holding Co. ...............................        2,072,350
     70,801 Hibernia Corp. Cl. A...............................        1,022,189
    281,400 KeyCorp............................................        8,125,425
      3,800 M & T Bank Corp....................................        1,751,800
     50,000 Mellon Bank Corp. .................................        2,753,125
     30,000 Mercantile Bancorp, Inc. ..........................        1,451,250
     50,000 Mississippi Valley Bancshares, Inc. ...............        1,806,250
    349,080 National City Corp. ...............................       23,017,462
    131,825 NationsBank Corp. .................................        7,052,638
    175,000 Norwest Corp. .....................................        6,267,188
    260,500 Pacific Century Financial Corp. ...................        4,347,094
    132,300 Peoples Heritage Financial Group...................        2,373,131
    102,000 Seacoast Banking Corp. of Florida Cl. A............        3,034,500
     50,000 SouthTrust Corp. ..................................        1,746,875
    106,200 SunTrust Banks, Inc. ..............................        6,584,400
     65,000 U.S. Trust Corp....................................        4,314,375
    160,000 Webster Financial Corp.............................        3,900,000
    238,300 Wilmington Trust Corp. ............................       12,391,600
                                                                  --------------
                                                                     188,338,764
                                                                  --------------
            BUILDING, CONSTRUCTION &
             FURNISHINGS  - 1.8%
    364,100 Armstrong World Industries, Inc. ..................       19,479,350
    394,225 D.R. Horton, Inc. .................................        6,307,600
     17,857 Engle Homes, Inc...................................          253,904
    205,000 Home Depot, Inc. ..................................        8,097,500
    366,122 Lennar Corp........................................        8,169,097
    206,000 Lowe's Companies, Inc. ............................        6,553,375
     50,100 M/I Schottenstein Homes, Inc. .....................          926,850
                                                                  --------------
                                                                      49,787,676
                                                                  --------------
            BUSINESS EQUIPMENT &
            SERVICES - 0.2%
     14,000 Automatic Data Processing, Inc. ...................        1,046,500
     45,500 *Crescent Operating, Inc. .........................          318,500
     42,000 *Metamor Worldwide, Inc. ..........................        1,155,000
     40,636 Paychex, Inc. .....................................        2,095,294
     20,000 *Policy Management
             Systems Corp. ....................................          810,000
     10,000 Xerox Corp.........................................          847,500
                                                                  --------------
                                                                       6,272,794
                                                                  --------------
            CAPITAL GOODS - 0.6%
    165,000 Caterpillar, Inc. .................................        7,352,812
    321,700 Deere & Co. .......................................        9,731,425
                                                                  --------------
                                                                      17,084,237
                                                                  --------------
            CHEMICAL & AGRICULTURAL
             PRODUCTS - 2.7%
     80,000 Air Products & Chemicals, Inc......................        2,380,000
    595,400 Du Pont (E. I.) De Nemours & Co. ..................       33,416,825
     70,000 *Grace (W.R.) & Co. ...............................          870,625
     60,000 H.B. Fuller Co. ...................................        2,272,500
    245,800 Monsanto Co. ......................................       13,856,975
    170,000 Morton International, Inc. ........................        3,718,750
     75,000 Nalco Chemical Co. ................................        2,212,500
    174,000 Pioneer Hi-Bred International, Inc. ...............        4,567,500
    120,800 PPG Industries, Inc. ..............................        6,591,150
     45,000 Praxair, Inc.......................................        1,470,937
    115,000 Schulman (A.), Inc. ...............................        1,624,375
    100,560 Solutia, Inc. .....................................        2,268,885
                                                                  --------------
                                                                      75,251,022
                                                                  --------------
            COMMUNICATION SYSTEMS &
             SERVICES - 0.8%
     30,000 *AirTouch Communications, Inc. ....................        1,710,000
     49,800 *Ascend Communications, Inc. ......................        2,265,900
    179,100 *Cisco Systems, Inc. ..............................       11,070,619
     90,000 Lucent Technologies, Inc. .........................        6,215,625
     39,900 *MCI WorldCom, Inc. ...............................        1,950,112
      6,666 Nielsen Media Research, Inc. ......................           68,327
                                                                  --------------
                                                                      23,280,583
                                                                  --------------
            CONSUMER PRODUCTS &
             SERVICES - 1.1%
     95,000 Black & Decker Corp................................        3,954,375
    233,150 Cendant Corp. .....................................        2,710,369
     32,052 *Consolidated Products, Inc. ......................          562,913
     20,000 H & R Block, Inc. .................................          827,500
     10,000 Harman International
             Industries, Inc. .................................          366,875

--------------------------------------------------------------------------------
                                  EVERGREEN
                               Foundation Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
   Shares                                                             Value
--------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

            CONSUMER PRODUCTS &
             SERVICES - CONTINUED
    129,300 International Flavors &
             Fragrances, Inc. ................................   $     4,266,900
    130,100 *Nautica Enterprises, Inc. .......................         2,431,244
     20,000 Premark International, Inc........................           561,250
    110,451 Procter & Gamble Co. .............................         7,835,118
    191,100 Stanley Works.....................................         5,685,225
    118,500 Tupperware Corp. .................................         1,392,375
                                                                 ---------------
                                                                      30,594,144
                                                                 ---------------
            DIVERSIFIED COMPANIES - 0.0%(A)
      8,000 Cooper Industries, Inc............................           326,000
      2,800 Tyco International Ltd. ..........................           154,700
                                                                 ---------------
                                                                         480,700
                                                                 ---------------
            ELECTRICAL EQUIPMENT &
             SERVICES - 2.8%
    248,400 AMP, Inc. ........................................         8,880,300
    152,566 *Analog Devices, Inc..............................         2,450,591
    130,000 Applied Power, Inc. Cl. A.........................         3,550,625
     17,300 Emerson Electric Co. .............................         1,076,925
    562,400 General Electric Co. .............................        44,745,950
     97,000 Honeywell, Inc. ..................................         6,214,063
    162,000 Perkin Elmer Corp. ...............................        11,127,375
      2,000 Texas Instruments, Inc. ..........................           105,500
                                                                 ---------------
                                                                      78,151,329
                                                                 ---------------
            FINANCE & INSURANCE - 9.1%
     10,668 Aetna, Inc. ......................................           741,426
    120,000 AFLAC, Inc. ......................................         3,427,500
    274,000 Allstate Corp. ...................................        11,422,375
    110,600 AMBAC Financial Group, Inc. ......................         5,308,800
    169,000 American Express Co. .............................        13,118,625
    292,212 American International Group, Inc. ...............        22,500,324
     51,800 Chubb Corp........................................         3,263,400
    158,350 Countrywide Credit Industries,
             Inc. ............................................         6,591,319
     95,000 *Degeorge Financial Corp..........................           125,430
     40,860 Exel Limited Hamilton.............................         2,574,180
     40,000 FBL Financial Group, Inc. Cl. A...................           922,500
     84,000 Federal Home Loan Mortgage Corp. .................         4,152,750
    718,000 Federal National Mortgage
             Association......................................        46,131,500
    126,500 Frontier Insurance Group, Inc. ...................         1,676,125
    512,055 Household International, Inc. ....................        19,202,062
     32,700 Interstate/Johnson Lane, Inc. ....................           948,300
     45,900 J.P. Morgan & Co., Inc. ..........................         3,884,288
    142,200 John Nuveen Co. Cl. A.............................         5,065,875
    177,600 Lehman Brothers Holdings, Inc.....................         5,017,200
     68,000 Lincoln National Corp. ...........................         5,593,000
    419,100 Marsh & McLennan Co., Inc. .......................        20,850,225
     75,000 MBIA, Inc. .......................................         4,026,563
    387,400 Merrill Lynch & Co., Inc. ........................        18,353,075
    345,200 MGIC Investment Corp. ............................        12,729,250
    155,000 NAC RE Corp. .....................................         7,633,750
    110,000 Nationwide Financial Services,
             Inc. Cl. A........................................        4,998,125
     15,000 Ohio Casualty Corp. ...............................          581,250
    201,100 Paine Webber Group, Inc. ..........................        6,033,000
     28,000 Progressive Corp. Ohio.............................        3,157,000
    305,975 Raymond James Financial, Inc. .....................        6,425,475
     13,500 Reinsurance Group Of America.......................          698,625
      3,500 SLM Holding Corp. .................................          113,531
     85,000 UNUM Corp. ........................................        4,223,437
                                                                  --------------
                                                                     251,490,285
                                                                  --------------
            FOOD & BEVERAGE
             PRODUCTS - 0.7%
    145,000 American Stores Co.................................        4,667,188
    240,000 Bestfoods..........................................       11,625,000
     30,000 *Corn Products International, Inc. ................          757,500
     23,027 Hershey Foods Corp. ...............................        1,575,910
      3,000 *Tricon Global Restaurants, Inc. ..................          117,000
                                                                  --------------
                                                                      18,742,598
                                                                  --------------
            FOREST PRODUCTS - 0.2%
     88,000 Union Camp Corp. ..................................        3,465,000
     90,000 Willamette Industries, Inc. .......................        2,581,875
                                                                  --------------
                                                                       6,046,875
                                                                  --------------
            HEALTHCARE PRODUCTS &
             SERVICES - 6.8%
    431,400 Abbott Laboratories................................       18,738,937
      1,750 *Alza Corp. Warrants $65.00
             Expiring 12/31/99.................................              656
    423,800 American Home Products Corp. ......................       22,196,525
     70,000 Baxter International, Inc. ........................        4,165,000
     45,600 Beckman Coulter Inc................................        2,354,100
    101,200 Bristol-Myers Squibb Co. ..........................       10,512,150
    180,900 Columbia / HCA Healthcare Corp.....................        3,629,306
     23,000 *Covance, Inc......................................          596,563
    152,000 First Health Group Corp. ..........................        3,686,000
     29,400 Glaxo Wellcome Plc, ADR............................        1,679,475
     68,550 Guidant Corp. .....................................        5,089,838
     64,000 HBO & Co. .........................................        1,848,000
     88,500 *Health Management Associates,
             Inc. Cl. A .......................................        1,615,125
     20,000 IMS Health, Inc....................................        1,238,750
    114,500 Johnson & Johnson..................................        8,959,625
    312,524 Lilly (Eli) & Co. .................................       24,474,536
    130,000 *Lincare Holdings, Inc. ...........................        5,037,500
     81,666 *Maxxim Medical, Inc. .............................        2,097,795
    160,000 McKesson Corp. ....................................       14,660,000
    151,750 *MedPartners, Inc. ................................          493,188
     96,600 Medtronic, Inc. ...................................        5,590,725
    167,758 Merck & Co., Inc. .................................       21,735,146
     89,500 Pfizer, Inc........................................        9,481,406
     11,500 *Quest Diagnostics, Inc. ..........................          189,750
    157,000 Schering-Plough Corp. .............................       16,259,312
      9,200 Shared Medical System Corp. .......................          489,325
     32,400 Warner-Lambert Co. ................................        2,446,200
                                                                  --------------
                                                                     189,264,933
                                                                  --------------

--------------------------------------------------------------------------------
                                  EVERGREEN
                               Foundation Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
   Shares                                                             Value
--------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

            INDUSTRIAL SPECIALTY
             PRODUCTS & SERVICES -
              1.1%
    155,970 Autoliv, Inc.......................................   $    4,289,175
     40,000 Bemis Co., Inc. ...................................        1,402,500
    147,000 Corning, Inc. .....................................        4,327,312
     64,600 *Halter Marine Group, Inc. ........................          734,825
     91,000 Parker Hannifin Corp. .............................        2,701,563
     30,000 Pittston Brink's Group.............................        1,050,000
    190,000 Snap-on, Inc. .....................................        5,854,375
      6,000 *Strattec Security Corp. ..........................          159,000
     35,000 Sundstrand Corp. ..................................        1,623,125
    378,000 Timken Co. ........................................        5,717,250
     50,000 Trinity Industries, Inc. ..........................        1,621,875
     55,000 *UCAR International, Inc. .........................          990,000
     38,000 *Unova, Inc. ......................................          624,625
                                                                  --------------
                                                                      31,095,625
                                                                  --------------
            INFORMATION SERVICES &
             TECHNOLOGY - 7.0%
     35,000 America Online, Inc. ..............................        3,893,750
     38,000 *BMC Software, Inc. ...............................        2,282,375
    154,133 Compaq Computer Corp. .............................        4,874,456
     37,500 Computer Associates
             International, Inc................................        1,387,500
     49,000 Computer Sciences Corp. ...........................        2,670,500
     40,000 *Dell Computer Corp................................        2,630,000
     40,000 *EMC Corp. ........................................        2,287,500
    524,800 Hewlett-Packard Co.................................       27,781,600
    809,600 Intel Corp. .......................................       69,423,200
    180,000 International Business
             Machines Corp. ...................................       23,040,000
    370,000 *Microsoft Corp. ..................................       40,723,125
     30,190 *Peoplesoft, Inc. .................................          984,949
    224,000 *Sun Microsystems, Inc. ...........................       11,158,000
                                                                  --------------
                                                                     193,136,955
                                                                  --------------
            LEISURE & TOURISM - 0.1%
    127,479 Disney Walt Co. ...................................        3,226,812
                                                                  --------------
            MACHINERY -
              DIVERSIFIED - 0.1%
     79,900 W.W. Grainger, Inc. ...............................        3,365,787
                                                                  --------------
            OIL / ENERGY - 1.4%
    189,000 Amoco Corp. .......................................       10,182,375
    113,500 Consolidated Natural Gas Co. ......................        6,185,750
    289,000 Equitable Resources, Inc. .........................        7,351,437
    102,400 Exxon Corp. .......................................        7,187,200
     91,800 Mobil Corp.........................................        6,971,063
        900 Pennzoil Co. ......................................           31,556
     86,206 *Seitel, Inc.......................................          932,102
      1,200 Sonat, Inc.........................................           35,850
     33,877 Union Pacific Resource
             Group, Inc. ......................................          417,111
                                                                  --------------
                                                                      39,294,444
                                                                  --------------
            OIL FIELD SERVICES - 0.5%
     83,430 Baker Hughes, Inc. ................................        1,746,816
     23,600 Halliburton Co. ...................................          674,075
     47,200 *R & B Falcon Corp.................................          566,400
    217,800 Schlumberger Ltd...................................       10,958,062
                                                                  --------------
                                                                      13,945,353
                                                                  --------------
            PAPER & PACKAGING - 0.2%
     85,000 Kimberly-Clark Corp. ..............................        3,442,500
     37,520 *Sealed Air Corp...................................        1,195,950
                                                                  --------------
                                                                       4,638,450
                                                                  --------------
            PUBLISHING, BROADCASTING
             & ENTERTAINMENT - 0.6%
     80,000 Belo (A.H.) Corp. Ser. A ..........................        1,600,000
    128,620 CBS Corp...........................................        3,119,035
     20,000 *Cox Communications,
             Inc. Cl. A........................................        1,092,500
     99,400 Time Warner, Inc. .................................        8,703,712
      3,000 Washington Post Co., Cl. B.........................        1,533,000
                                                                  --------------
                                                                      16,048,247
                                                                  --------------
            REAL ESTATE - 4.7%
     38,000 *Alexander's, Inc. REIT............................        2,916,500
    111,992 Archstone Communities Trust........................        2,281,837
     24,100 Arden Realty Group, Inc. REIT......................          537,731
     50,000 Avalon Bay Community, Inc. REIT....................        1,703,125
     73,100 Berkshire Realty Co., Inc. REIT....................          762,981
    150,000 Boston Properties, Inc. REIT.......................        4,275,000
     50,009 Bradley Real Estate, Inc. REIT.....................        1,050,189
    140,000 Brandywine Realty Trust REIT.......................        2,677,500
     28,917 Camden Property Trust REIT.........................          807,869
    800,000 Canadian Hotel Properties REIT.....................        4,772,362
    280,400 Capstead Mortgage Corp. REIT.......................        1,016,450
    171,900 CarrAmerica Realty Corp. REIT......................        3,921,469
    110,000 Chelsea GCA Realty, Inc. REIT......................        3,767,500
    376,700 Crescent Real Estate Equities, Inc. REIT...........        9,511,675
    305,300 Crown American Realty Trust REIT...................        2,614,131
    200,000 Entertainment Properties Trust REIT................        3,700,000
     42,500 Equity Residential
             Properties Trust REIT.............................        1,792,969
    105,200 Essex Property Trust, Inc. REIT....................        3,261,200
    115,000 FelCor Lodging Trust Inc. REIT.....................        2,795,937
     10,700 Gables Residential Trust REIT......................          286,894
    174,000 Glimcher Realty Trust REIT.........................        2,979,750
     28,000 Highwoods Properties, Inc. REIT....................          777,000
     72,419 *Homestead Village Properties, Inc. ...............          620,088
     16,068 Horizon Group Properties, Inc. REIT................           38,162
     50,300 Indymac Mortgage Holdings, Inc. REIT...............        1,018,575
    140,000 Innkeepers USA Trust REIT..........................        1,662,500
    111,500 Kilroy Realty Corp. REIT...........................        2,564,500
    199,700 *Konover Property Trust, Inc. REIT.................        1,397,900
    132,000 Kranzco Realty Trust REIT..........................        2,153,250
     45,000 Liberty Property Trust REIT........................        1,071,563
    175,000 Mack-Cali Realty Corp. REIT........................        5,250,000
    250,000 Marriott International, Inc. Cl. A.................        5,968,750
    115,000 Meditrust Co. REIT.................................        1,962,187

--------------------------------------------------------------------------------
                                  Evergreen
                               Foundation Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
   Shares                                                            Value
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

            REAL ESTATE - CONTINUED
    117,783 Patriot American Hospitality, Inc. REIT............   $    1,501,733
    200,000 Philips International Reality Corp. REIT...........        3,062,500
    268,713 Post Property, Inc. REIT...........................       10,362,245
    166,500 Prentiss Properties Trust REIT.....................        3,975,187
    229,436 Prime Retail, Inc. ................................        2,251,341
     76,817 Prologis Trust.....................................        1,737,985
     90,000 Public Storage, Inc. REIT..........................        2,413,125
     31,250 *Sodexho Marriott Services, Inc. ..................          937,500
    100,000 Sovran Self Storage, Inc. REIT.....................        2,625,000
     70,000 Spieker Properties, Inc. REIT......................        2,572,500
    262,750 Starwood Hotels & Resorts Trust REIT...............        8,013,875
     14,000 Storage USA, Inc. REIT.............................          484,750
    140,000 Sunstone Hotel Investors, Inc. REIT................        1,268,750
     43,500 Tanger Factory Outlet Centers, Inc. REIT...........          986,906
      2,200 TriNet Corporate Realty Trust, Inc. REIT...........           71,775
    135,000 Trizec Hahn Corp...................................        2,531,250
     75,705 Vornado Realty Trust REIT..........................        2,507,728
     30,000 Western Investment Real Estate Trust REIT..........          384,375
                                                                  --------------
                                                                     129,606,069
                                                                  --------------
            RETAILING & WHOLESALE - 0.7%
    120,000 *Autozone, Inc. ...................................        2,955,000
    236,511 Avnet, Inc. .......................................        8,706,561
     35,000 *Costco Companies, Inc. ...........................        1,658,125
     46,400 Dayton Hudson Corp. ...............................        1,658,800
     54,834 Dollar General Corp. ..............................        1,459,949
     77,186 Family Dollar Stores, Inc. ........................        1,215,679
     21,000 Gap, Inc. .........................................        1,107,750
     30,000 *Whole Foods Market, Inc. .........................        1,263,750
                                                                  --------------
                                                                      20,025,614
                                                                  --------------
            TELECOMMUNICATION SERVICES & EQUIPMENT - 0.2%
     55,000 *ICG Communications, Inc. .........................          928,125
     36,000 *Intermedia Communications, Inc. ..................          884,250
     60,000 *Qwest Communications International, Inc. .........        1,878,750
    106,000 *Telephone Save Holdings, Inc. ....................        1,185,875
     33,165 *Univision Communications, Inc. Cl. A..............          986,659
                                                                  --------------
                                                                       5,863,659
                                                                  --------------
            TEXTILE & APPAREL - 0.0% (A)
     34,900 Superior Uniform Group, Inc. ......................          431,888
                                                                  --------------
            THRIFT INSTITUTIONS - 0.5%
    176,300 Golden West Financial Corp. .......................       14,423,544
                                                                  --------------
            TRANSPORTATION - 1.1%
     75,000 Burlington Northern Santa Fe Corp. ................        2,400,000
     27,200 *FDX Corp. ........................................        1,227,400
    163,600 GATX Corp. ........................................        5,409,025
     17,000 Roadway Express, Inc. .............................          187,000
     58,410 Southwest Airlines Co. ............................        1,168,200
    469,000 Union Pacific Corp. ...............................       19,991,125
                                                                  --------------
                                                                      30,382,750
                                                                  --------------
            UTILITIES - ELECTRIC - 1.2%
    403,700 Central Hudson Gas &
             Electric Corp. ...................................       16,904,937
    138,400 Energy East Corp. .................................        7,058,400
     33,300 Orange & Rockland
             Utilities, Inc. ..................................        1,827,338
     40,000 *PP&L Resources, Inc. .............................        1,035,000
    100,000 *Public Service Enterprise
             Group, Inc. ......................................        3,931,250
     32,000 TNP Enterprises, Inc. .............................        1,118,000
                                                                  --------------
                                                                      31,874,925
                                                                  --------------
            UTILITIES - GAS - 0.3%
    276,636 *Marketspan Corp. .................................        7,935,995
                                                                  --------------
            UTILITIES - TELEPHONE - 3.2%
     72,766 ALLTEL Corp........................................        3,447,289
      2,000 Ameritech Corp. ...................................           94,750
     10,000 AT&T Corp..........................................          584,375
    348,080 Bell Atlantic Corp. ...............................       16,860,125
      1,600 BellSouth Corp. ...................................          120,400
    110,000 Cincinnati Bell, Inc. .............................        2,860,000
     65,500 Compania de Telecom de
             Chile SA, ADR.....................................        1,252,688
    592,300 Frontier Corp. ....................................       16,214,212
    376,400 GTE Corp. .........................................       20,702,000
     34,000 *McLeod USA, Inc., Cl. A...........................          743,750
      2,400 SBC Communications, Inc. ..........................          106,650
    351,000 Sprint Corp........................................       25,272,000
                                                                  --------------
                                                                      88,258,239
                                                                  --------------
            Total Common Stocks
             (cost $1,219,215,696).............................    1,627,826,083
                                                                  --------------
 CONVERTIBLE PREFERRED - 0.8%

            CONSUMER PRODUCTS &
             SERVICES - 0.1%
     70,000 Cendant Corp. 7.50%................................        1,750,000
                                                                  --------------
            FINANCE & INSURANCE - 0.0%
      3,557 Aetna, Inc.
             6.25%, Ser. C.....................................          249,213
      1,000 Conseco, Inc.
             7.00%, PRIDES.....................................          108,000
      2,500 SunAmerica, Inc.
             $3.188, PERCS.....................................          128,281
                                                                  --------------
                                                                         485,494
                                                                  --------------
            INDUSTRIAL SPECIALTY
             PRODUCTS & SERVICES -
              0.1%
     50,000 Qualcomm Financial Trust I
             5.75%, 144A.......................................        2,050,000
                                                                  --------------
            METAL PRODUCTS &
             SERVICES - 0.1%
    100,000 Timet Capital Trust I
             6.625%, BUCS, 144A................................        3,625,000
                                                                  --------------

--------------------------------------------------------------------------------
                                  EVERGREEN
                               Foundation Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
   Shares                                                             Value
--------------------------------------------------------------------------------
 CONVERTIBLE PREFERRED - CONTINUED

            OIL FIELD SERVICES -
              0.1%
     70,000 EVI, Inc. 5.00%, 144A..............................   $    2,240,000
                                                                  --------------
            PAPER & PACKAGING - 0.1%
     33,250 *Sealed Air Corp.
             $2.00, Ser A......................................        1,201,156
                                                                  --------------
            REAL ESTATE - 0.1%
     95,000 First Union Real Estate Equity
             8.40%, Ser. A.....................................        2,113,750
     76,863 Prime Retail, Inc.
             Ser. B. 8.50%.....................................        1,306,671
                                                                  --------------
                                                                       3,420,421
                                                                  --------------
            RETAILING & WHOLESALE - 0.2%
      1,300 Kmart Financing I 7.75%............................           65,000
    160,000 Merrill Lynch & Co., Inc. 8.50%
             (exchangeable for Dollar
             General Corp. common stock).......................        5,760,000
                                                                  --------------
                                                                       5,825,000
                                                                  --------------
            Total Convertible Preferred
             (cost $26,544,604)................................       20,597,071
                                                                  --------------

--------------------------------------------------------------------------------
 Principal
   Amount
--------------------------------------------------------------------------------
 CONVERTIBLE DEBENTURES - 0.2%

            BUILDING, CONSTRUCTION &
             FURNISHINGS - 0.1%
 $  500,000 Home Depot, Inc.
             3.25%, 10/1/01....................................          872,500
                                                                  --------------
            BUSINESS EQUIPMENT &
             SERVICES - 0.0% (A)
    800,000 Personnel Group Of
             America, Inc.
             5.75%, 7/1/04.....................................          728,000
                                                                  --------------
            ENVIRONMENTAL SERVICES - 0.0%
    100,000 Waste Management, Inc.
             4.00%, 2/1/02.....................................          121,625
                                                                  --------------
            INDUSTRIAL SPECIALTY
             PRODUCTS & SERVICES - 0.1%
  2,100,000 Robbins & Myers, Inc.
             6.50%, 9/1/03.....................................        2,013,375
    750,000 Simula, Inc.
             8.00%, 5/1/04.....................................          767,812
                                                                  --------------
                                                                       2,781,187
                                                                  --------------
            Total Convertible Debentures
             (cost $4,280,000).................................        4,503,312
                                                                  --------------
 CORPORATE BONDS - 0.0% (A)
            CHEMICAL & AGRICULTURAL
             PRODUCTS - 0.0% (A)
    210,000 Arco Chemical Co.
             10.25%, 11/1/10...................................          240,500
                                                                  --------------
            FINANCE & INSURANCE - 0.0% (A)
    500,000 Chrysler Financial Corp.
             6.95%, 3/25/02....................................          528,127
                                                                  --------------
            Total Corporate Bonds
             (cost $764,924)...................................          768,627
                                                                  --------------

 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 29.0%

             GOVERNMENT AGENCY NOTES & BONDS - 0.8%
 $   500,000 Federal Home Loan Mortgage Corp.
              6.44%, 1/28/00...................................   $      510,745
             Federal National Mortgage Association
     500,000 5.94%, 12/12/05...................................          529,557
   1,250,000 6.21%, 8/6/38.....................................        1,356,736
             Tennessee Valley Authority
   8,000,000 7.25%, 7/15/43....................................        8,803,720
  10,000,000 7.85%, 6/15/44, Ser. A............................       10,878,850
                                                                  --------------
                                                                      22,079,608
                                                                  --------------
             TREASURY NOTES & BONDS - 28.2%
             U.S. Treasury Bonds
  78,000,000 6.00%, 2/15/26....................................       87,311,328
 170,000,000 6.25%, 8/15/23....................................      194,703,210
  36,340,000 6.75%, 8/15/26....................................       44,630,099
 125,000,000 7.125%, 2/15/23...................................      157,929,750
  49,500,000 7.25%, 5/15/16....................................       61,565,674
   7,000,000 7.625%, 11/15/22..................................        9,318,757
  10,000,000 8.00%, 11/15/21...................................       13,750,010
  50,000,000 8.125%, 8/15/19...................................       68,640,650
  25,000,000 8.125%, 5/15/21...................................       34,679,700
  30,000,000 8.375%, 8/15/08...................................       35,081,280
  10,000,000 8.50%, 2/15/20....................................       14,253,130
     665,000 8.75%, 5/15/17....................................          950,327
   7,000,000 10.00%, 5/15/10...................................        9,150,316
   1,000,000 10.625%, 8/15/15..................................        1,634,063
             U.S. Treasury Notes
  30,000,000 5.75%, 8/15/03....................................       31,846,890
   2,000,000 5.875%, 11/15/99..................................        2,028,126
     350,000 5.875%, 2/15/00...................................          356,235
   2,000,000 6.00%, 6/30/99....................................        2,020,626
   1,500,000 6.00%, 8/15/99....................................        1,517,814
     500,000 6.00%, 10/15/99...................................          507,188
   1,000,000 6.125%, 9/30/00...................................        1,033,438
     400,000 6.25%, 3/31/99....................................          403,375
     500,000 6.375%, 1/15/00...................................          511,251
     900,000 6.50%, 5/31/01....................................          947,251
   1,130,000 6.50%, 8/15/05....................................        1,273,722
   1,000,000 6.625%, 3/31/02...................................        1,072,188
     500,000 6.875%, 5/15/06...................................          578,125
   3,235,000 7.50%, 11/15/01...................................        3,526,153
     600,000 7.50%, 2/15/05....................................          703,501
     700,000 7.75%, 11/30/99...................................          724,938
   1,105,000 8.875%, 11/15/98..................................        1,110,871
     110,000 8.875%, 2/15/99...................................          111,719
                                                                  --------------
                                                                     783,871,705
                                                                  --------------
             Total U.S. Government & Agency Obligations
              (cost $693,509,858)..............................      805,951,313
                                                                  --------------

--------------------------------------------------------------------------------
                                  EVERGREEN
                               Foundation Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS - 11.0%

             COMMERCIAL PAPER - 10.3%
 $15,302,000 *Aon Corporation
              5.40%, 11/6/98....................................  $   15,219,369
   3,895,000 Avnet, Inc.
              5.53%, 10/1/98....................................       3,895,000
  17,000,000 Avon Capital Corp.
              5.48%, 11/9/98....................................      16,899,077
  27,700,000 Barton Capital Corp.
              5.25%, 11/20/98...................................      27,498,021
     560,000 BHF Finance (De), Inc.
              5.52%, 10/1/98....................................         560,000
  18,900,000 BTR Dunlop Finance, Inc.
              5.48%, 10/29/98...................................      18,819,444
  12,500,000 Citizens Utilities Co.
              5.22%, 11/24/98...................................      12,402,125
   4,800,000 Dollar Thrifty Funding Corp.
              5.56%, 10/28/98...................................       4,779,984
   4,970,000 Duff & Phelps Utilities Income, Inc. 5.51%,
              10/13/98..........................................       4,960,872
             Duke Capital Corp..................................
   7,450,000 5.53%, 10/6/98.....................................       7,444,278
   6,960,000 5.53%, 10/8/98.....................................       6,952,516
  15,525,000 Frigate Funding Corp.
              5.55%, 10/23/98...................................      15,472,344
  21,200,000 Monte Rosa Capital Corp.
              5.52%, 10/16/98...................................      21,151,240
  10,000,000 Oil Insurance Ltd.
              5.53%, 10/27/98...................................       9,960,061
  16,900,000 Old Line Funding Corp.
              5.52%, 11/4/98....................................      16,811,895
  14,420,000 Park Avenue Recreation Corp. 5.52%, 10/28/98......       14,360,301
  25,000,000 Silver Tower US Funding, Llc
              5.50%, 10/30/98..................................       24,889,236
     465,000 Sothebys Incorporated
              5.53%, 11/6/98...................................          462,428
  21,100,000 Southern Co.
              5.50%, 10/15/98..................................       21,054,869
   2,800,000 Star Marketers Acceptance Corporation
              5.55%, 10/27/98..................................        2,788,777
  20,400,000 Tiger Managers Acceptance Corp. 5.56%, 10/6/98....       20,384,247
  19,100,000 Toys "R" Us, Inc.
              5.20%, 11/24/98..................................       18,951,020
                                                                  --------------
                                                                     285,717,104
                                                                  --------------
             U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.7%
  20,600,000 Federal Farm Credit Bank
              Discount Notes
              5.40%, 10/7/98...................................       20,581,460
                                                                  --------------
             Total Short-Term Investments
              (cost $306,298,564)..............................      306,298,564
                                                                  --------------
             TOTAL INVESTMENTS -
              (COST $2,250,613,646).....................    99.6%  2,765,944,970
             OTHER ASSETS AND
              LIABILITIES - NET.........................     0.4      10,520,825
                                                           -----  --------------
             NET ASSETS.................................   100.0% $2,776,465,795
                                                           =====  ==============

 *   Non-income producing securities.
** At September 30, 1998, the Fund owned 117,000 shares of common stock of First Union Corp. at a cost of $2,358,411. During the six months ended September 30, 1998, the Fund earned $43,290 in dividend income from this investment. These shares were purchased by the Fund prior to the acquisition of the investment advisor.
(a)  Less than one-tenth percent.
144A Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines by the Fund's Board of Trustees.

SUMMARY OF ABBREVIATIONS
ADRAmerican Depository Receipt
BUCSBeneficial Unsecured Convertible Securities
PERCSPreferred Equity Redemption Cumulative Stock
PRIDESPreferred Redeemable Increased Dividend Equity Securities
REITReal Estate Investment Trust


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Evergreen
                        Tax Strategic Foundation Fund
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
 COMMON STOCK - 45.5%

            AEROSPACE & DEFENSE - 0.4%
     45,000 Boeing Co. ..........................................   $  1,544,063
                                                                    ------------
            AUTOMOTIVE EQUIPMENT & MANUFACTURING - 0.3%
     65,000 * Sonic Automative, Inc. ............................      1,287,813
                                                                    ------------
            BANKS - 7.6%
     39,200 BancorpSouth, Inc....................................        705,600
     39,000 BankBoston Corp......................................      1,287,000
     50,000 Cape Cod Bank & Trust Co. ...........................        862,500
     40,000 Chase Manhattan Corp.................................      1,730,000
     28,100 CitiCorp.............................................      2,611,544
     30,000 * Civic Bancorp......................................        390,000
      7,500 Comerica, Inc. ......................................        411,094
     14,000 Crestar Financial Corp...............................        794,500
      4,660 Dime Bancorp, Inc....................................        117,956
      3,000 First Union Corp.**..................................        153,563
     14,000 Fleet Financial Group, Inc...........................      1,028,125
     60,000 Huntington Bancshares, Inc...........................      1,507,500
     17,325 Interchange Financial Services Corp. ................        271,786
     41,000 KeyCorp..............................................      1,183,875
      4,000 M & T Bank Corp......................................      1,844,000
     19,800 National City Corp. .................................      1,305,562
     11,875 NationsBank Corp. ...................................        635,313
     15,750 One Valley Bancorp of West Virginia, Inc. ...........        508,922
     45,000 Republic New York Corp. .............................      1,777,500
     15,000 Seacoast Banking Corp. of Florida Cl. A..............        446,250
     62,255 SouthTrust Corp......................................      2,175,034
     32,000 Suntrust Banks, Inc..................................      1,984,000
     85,000 Westamerica Bancorp..................................      2,459,687
     40,000 Wilmington Trust Corp. ..............................      2,080,000
                                                                    ------------
                                                                      28,271,311
                                                                    ------------
            BUILDING, CONSTRUCTION & FURNISHINGS - 2.9%
     36,000 Carlisle Companies, Inc. ............................      1,401,750
     55,000 Clayton Homes, Inc...................................        962,500
     75,650 D.R. Horton, Inc.....................................      1,210,400
     47,100 La-Z-Boy Chair Co. ..................................        924,338
     32,000 Lowe's Companies, Inc. ..............................      1,018,000
     55,000 Royal Group Technologies Ltd. .......................        921,250
     50,000 Ryland Group, Inc. ..................................      1,218,750
     39,100 Shelby Williams Industries, Inc......................        449,650
     40,000 Standard Pacific Corp. ..............................        565,000
     83,500 * Toll Brothers, Inc. ...............................      1,915,281
                                                                    ------------
                                                                      10,586,919
                                                                    ------------
            BUSINESS EQUIPMENT & SERVICES - 0.1%
     17,500 * Crescent Operating, Inc. ..........................        122,500
     10,000 First Data Corp......................................        235,000
                                                                    ------------
                                                                         357,500
                                                                    ------------
            CAPITAL GOODS - 0.9%
     44,600 Caterpillar, Inc.....................................      1,987,487
     40,000 Deere & Co...........................................      1,210,000
                                                                    ------------
                                                                       3,197,487
                                                                    ------------
            CHEMICALS & AGRICULTURAL PRODUCTS - 2.1%
     60,000 Du Pont (E. I.) De Nemours & Co. ....................      3,367,500
     10,000 H.B. Fuller Co.......................................        378,750
     35,000 Monsanto Co. ........................................      1,973,125
     11,000 Morton International, Inc. ..........................        240,625
     20,000 Schulman (A.), Inc. .................................        282,500
     56,100 Sigma-Aldrich Corp. .................................      1,619,887
                                                                    ------------
                                                                       7,862,387
                                                                    ------------
            CONSUMER PRODUCTS & SERVICES - 1.4%
     10,000 Adidas AG ADS, 144A..................................        568,100
     77,788 Cendant Corp. .......................................        904,285
     12,000 Gucci Group..........................................        433,500
     40,000 Harman International Industries, Inc. ...............      1,467,500
     32,100 Russ Berrie & Co., Inc. .............................        611,906
     51,600 St. John Knits, Inc. ................................        832,050
     10,500 Toro Co. ............................................        217,219
                                                                    ------------
                                                                       5,034,560
                                                                    ------------
            ELECTRICAL EQUIPMENT & SERVICES - 3.7%
     48,800 AMP, Inc. ...........................................      1,744,600
      6,600 Applied Power, Inc., Cl. A...........................        180,263
     14,000 General Electric Co. ................................      1,113,875
     17,000 Honeywell, Inc. .....................................      1,089,063
     54,700 Perkin Elmer Corp. ..................................      3,757,206
     89,000 * SCI Systems, Inc. .................................      2,397,437
     18,500 Thomas & Betts Corp..................................        704,156
     66,000 W.W. Grainger, Inc. .................................      2,780,250
                                                                    ------------
                                                                      13,766,850
                                                                    ------------
            FINANCE & INSURANCE - 8.2%
     27,000 American International Group, Inc. ..................      2,079,000
     16,000 Chubb Corp...........................................      1,008,000
     20,000 Countrywide Credit Industries, Inc...................        832,500
      6,000 Enhance Financial Services Group, Inc................        177,375
     20,000 FBL Financial Group, Inc., Cl. A ....................        461,250
     21,000 Federal National Mortgage Association................      1,349,250
     20,000 * FPIC Insurance Group, Inc..........................        555,000
     33,000 Frontier Insurance Group, Inc. ......................        437,250
     62,000 Horace Mann Educators Corp...........................      1,860,000
     47,100 Interstate/Johnson Lane, Inc.........................      1,365,900
     95,866 Legg Mason, Inc. ....................................      2,522,474
     68,000 Lehman Brothers Holdings, Inc........................      1,921,000
      8,500 Lincoln National Corp. ..............................        699,125
      8,000 MBIA, Inc. ..........................................        429,500
     45,000 Mercury General Corp. ...............................      1,687,500
     41,500 Merrill Lynch & Co., Inc. ...........................      1,966,063
     77,700 MGIC Investment Corp. ...............................      2,865,187

--------------------------------------------------------------------------------
                                  EVERGREEN
                        Tax Strategic Foundation Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
 COMMON STOCK - CONTINUED

            FINANCE & INSURANCE - CONTINUED
    101,700 Morgan Keegan, Inc...................................   $  1,798,819
     40,500 NAC RE Corporation...................................      1,994,625
     28,000 Nationwide Financial Services, Inc. Cl. A............      1,272,250
     83,800 Paine Webber Group, Inc..............................      2,514,000
      4,500 Progressive Corp. Ohio...............................        507,375
                                                                    ------------
                                                                      30,303,443
                                                                    ------------
            FOOD & BEVERAGE PRODUCTS - 0.2%
     40,000 Coca-Cola Co., ADR...................................        487,500
     15,000 International Home Foods, Inc........................        202,500
                                                                    ------------
                                                                         690,000
                                                                    ------------
            HEALTHCARE PRODUCTS & SERVICES - 3.3%
     39,000 Abbott Laboratories..................................      1,694,062
     39,000 Alza Corp............................................      1,691,625
     40,000 American Home Products Corp..........................      2,095,000
     55,400 Beckman Coulter Inc..................................      2,860,025
     38,000 First Health Group Corp. ............................        921,500
     10,000 * Lincare Holdings, Inc..............................        387,500
     12,000 Medtronic, Inc.......................................        694,500
      5,000 Merck & Co., Inc. ...................................        647,812
     10,000 Pfizer, Inc..........................................      1,059,375
      5,000 Shared Medical System Corp. .........................        265,938
                                                                    ------------
                                                                      12,317,337
                                                                    ------------
            INDUSTRIAL SPECIALTY PRODUCTS &
             SERVICES - 0.9%
     39,151 Autoliv, Inc.........................................      1,076,652
      7,500 * Chemfab Corp.......................................        146,953
     24,000 Furon Co.............................................        417,000
     25,000 * Meade Instruments Corp.............................        242,188
     31,700 Park Electrochemical Corp............................        431,912
     13,900 Snap-on, Inc. .......................................        428,294
     20,000 Timken Co............................................        302,500
     20,000 * UCAR International, Inc............................        360,000
                                                                    ------------
                                                                       3,405,499
                                                                    ------------
            INFORMATION SERVICES &
             TECHNOLOGY - 2.4%
     25,000 Computer Sciences Corp...............................      1,362,500
     34,000 * Etec Systems, Inc. ................................        886,125
     10,000 * Gateway 2000, Inc..................................        521,250
     24,000 Hewlett-Packard Co...................................      1,270,500
     34,000 Intel Corp...........................................      2,915,500
     12,000 International Business Machines Corp. ...............      1,536,000
     10,000 * Sun Microsystems, Inc..............................        498,125
                                                                    ------------
                                                                       8,990,000
                                                                    ------------
            METAL PRODUCTS & SERVICES - 0.2%
     20,000 Precision Castparts Corp.............................        825,000
                                                                    ------------
            OIL/ENERGY - 1.0%
     10,000 Amoco Corp. .........................................        538,750
     10,000 Equitable Resources, Inc. ...........................        254,375
     25,000 Transocean Offshore, Inc.............................        867,187
     70,000 Williams Companies, Inc..............................      2,012,500
                                                                    ------------
                                                                       3,672,812
                                                                    ------------
            OIL FIELD SERVICES - 0.3%
     25,000 Schlumberger Ltd.....................................      1,257,813
                                                                    ------------
            PAPER & PACKAGING - 0.2%
     20,000 * Sealed Air Corp....................................        637,500
                                                                    ------------
            PUBLISHING, BROADCASTING & ENTERTAINMENT - 0.2%
     30,000 Belo (A.H.) Corp., Ser. A............................        600,000
                                                                    ------------
            REAL ESTATE - 4.2%
     17,300 * Alexander's, Inc. REIT.............................      1,327,775
     60,000 AMB Property Corp. REIT..............................      1,548,750
      3,485 Archstone Cmntys Trust...............................         71,007
     39,000 Boston Properties, Inc. REIT.........................      1,111,500
     20,000 Brandywine Realty Trust REIT.........................        382,500
     25,000 Capital Trust, Cl. A.................................        162,500
     12,000 Capstead Mortgage Corp. REIT.........................         43,500
     70,000 Del Webb Corp........................................      1,474,375
     52,000 Equity Office Properties Trust REIT..................      1,274,000
     45,831 * Homestead Village Properties, Inc..................        392,428
      1,480 Horizon Group Properties, Inc. REIT..................          3,515
     40,000 Indymac Mortgage Holdings, Inc. REIT.................        810,000
     25,000 Inversiones y Representaciones
             SA, GDR.............................................        537,500
     40,000 * John Q. Hammons Hotels, Inc., Cl. A................        180,000
     66,500 Kilroy Realty Corp. REIT.............................      1,529,500
     40,000 Newhall Land & Farming Co. ..........................        935,000
     40,393 Patriot American Hospitality, Inc. REIT..............        515,011
     20,000 Prentiss Properties Trust REIT.......................        477,500
     21,133 Prime Retail, Inc....................................        207,368
     10,000 SL Green Realty Corp. REIT...........................        210,000
     45,000 Starwood Hotels & Resorts Trust REIT.................      1,372,500
     95,000 Sunstone Hotel Investors, Inc. REIT..................        860,937
     15,000 Trizec Hahn Corp. ...................................        281,250
                                                                    ------------
                                                                      15,708,416
                                                                    ------------
            RETAILING & WHOLESALE - 1.1%
     18,000 Avnet, Inc...........................................        662,625
     44,700 Ethan Allen Interiors, Inc...........................      1,620,375
     60,000 * Saks, Inc..........................................      1,346,250
     80,000 SED International Holdings, Inc......................        405,000
                                                                    ------------
                                                                       4,034,250
                                                                    ------------
            THRIFT INSTITUTIONS - 0.8%
     18,000 Bank United Corp.....................................        644,625
     15,000 BankUnited Financial Corp............................        165,000
     10,000 Golden West Financial Corp...........................        818,125

--------------------------------------------------------------------------------
                                  EVERGREEN
                        Tax Strategic Foundation Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
   Shares                                                             Value
--------------------------------------------------------------------------------
 COMMON STOCK - CONTINUED

            THRIFT INSTITUTIONS - CONTINUED
     30,000 Mech Financial, Inc.................................   $    750,000
     29,298 St. Paul Bancorp, Inc...............................        639,063
                                                                   ------------
                                                                      3,016,813
                                                                   ------------
            TRANSPORTATION - 1.8%
     47,000 * Airnet Systems, Inc...............................        778,438
     35,000 GATX Corp...........................................      1,157,187
     54,550 Midwest Express Holdings, Inc.......................      1,827,425
     65,000 Union Pacific Corp..................................      2,770,625
                                                                   ------------
                                                                      6,533,675
                                                                   ------------
            UTILITIES--ELECTRIC - 0.1%
      9,900 TNP Enterprises, Inc. ..............................        345,881
                                                                   ------------
            UTILITIES--TELEPHONE - 1.2%
     50,000 Cincinnati Bell, Inc. ..............................      1,300,000
     66,000 Frontier Corp.......................................      1,806,750
     18,000 Sprint Corp.........................................      1,296,000
                                                                   ------------
                                                                      4,402,750
                                                                   ------------
            Total Common Stock (cost $175,958,202)..............    168,650,079
                                                                   ------------
 CONVERTIBLE PREFERRED STOCKS - 0.7%
            BANKS - 0.5%
     63,000 WBK Trust, 10.00%, STRYPES (exchangeable for Westpac
             Banking Corp. common stock)........................      1,740,375
                                                                   ------------
            REAL ESTATE - 0.0% (A)
      7,080 Prime Retail, Inc. 8.50% Ser. B.....................        120,360
                                                                   ------------
            TRANSPORTATION - 0.2%
     20,000 CNF Trust I, 5.00%, Ser. A, TECONS (exchangeable for
             CNF Transportation, Inc. common stock).............        960,000
                                                                   ------------
            Total Convertible Preferred Stocks
             (cost $3,156,477)..................................      2,820,735
                                                                   ------------
 CONVERTIBLE DEBENTURES - 0.1%
            BUSINESS EQUIPMENT & SERVICES - 0.0%
    150,000 Personnel Group Of America, Inc., 5.75%, 7/01/04....        136,500
                                                                   ------------
            OIL FIELD SERVICES - 0.1%
    250,000 Parker Drilling Co.,
             5.50%, 8/1/04......................................        187,500
                                                                   ------------
            Total Convertible Debentures
             (cost $400,000)....................................        324,000
                                                                   ------------

--------------------------------------------------------------------------------
 Principal
   Amount
--------------------------------------------------------------------------------
 LONG TERM MUNICIPAL OBLIGATIONS - 52.6%

            ALABAMA - 2.0%
 $3,000,000 Alabama Water Pollution Control Auth.
             5.50%, 8/15/16.....................................   $  3,184,650
  4,000,000 Jefferson County Alabama Sewer Revenue Wts Series D
             5.75%, 2/1/22 (FGIC)...............................      4,375,200
                                                                   ------------
                                                                      7,559,850
                                                                   ------------
            ALASKA - 1.1%
    935,000 Alaska Hsg. Fin. Corp.
             Mtge. RB, 1996 Ser. A
             6.05%, 12/1/17 (MBIA)..............................      1,002,797
  1,500,000 Alaska Hsg. Fin. Corp.
             Mtge. RB Ser. A-1
             5.30%, 12/1/12 (MBIA)..............................      1,558,890
  1,500,000 Alaska Industrial Development + Export Auth.
             5.00%, 1/1/27......................................      1,484,205
                                                                   ------------
                                                                      4,045,892
                                                                   ------------
            ARIZONA - 0.2%
    500,000 City of Tucson
             GO, Ser. 1995
             5.70%, 7/1/08 (FGIC)...............................        550,230
                                                                   ------------
            CALIFORNIA - 4.1%
  2,500,000 California Health Facilities Fin.
             5.13%, 8/15/22.....................................      2,521,650
  1,000,000 California Hsg. Fin. Agcy. RB
             5.30%, 8/1/28......................................      1,014,870
    700,000 California Hsg. Fin. Agcy. RB Ser. I 5.75%, 2/1/29
             (MBIA).............................................        736,869
    500,000 California Hsg. Fin. Agcy.
             RB Home Mtge. Ser. L
             5.35%, 8/1/17......................................        518,475
  1,000,000 California St. Public Wks Board
             5.25%, 12/1/13.....................................      1,069,500
  1,200,000 Los Angeles Cnty. Pub. Works Fin. Auth. RB Regional
             Park & Open Space Dist. A
             5.00%, 10/1/16.....................................      1,237,944
  1,000,000 San Francisco Bay Area Rapid Transport Dist.
             Sales Tax RB
             5.25%, 7/1/18......................................      1,053,740
  3,150,000 San Francisco California Int'l Arpt. Revenue
             5.25%, 5/1/13......................................      3,355,285
  2,000,000 San Francisco City & Cnty. Int'l Arpt.
             RB Ser. Issue 10-A, (AMT)
             5.70%, 5/1/26 (MBIA)...............................      2,141,680
    500,000 Simi Valley Unified Sch. Dist.
             Refunding Capital Improvement Proj. Cert. Part.
             5.25%, 8/1/22......................................        536,895
  1,000,000 Southern CA Pub. Pwr. Auth.
             RB (Mead Adelanto Proj.) Ser. A
             5.00%, 7/1/17 (AMBAC)..............................      1,019,880
                                                                   ------------
                                                                     15,206,788
                                                                   ------------

--------------------------------------------------------------------------------
                                  Evergreen
                        Tax Strategic Foundation Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
 Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 LONG TERM MUNICIPAL OBLIGATIONS - CONTINUED

            COLORADO - 0.7%
 $1,000,000 Denver City & Cnty.
             Arpt. RB Ser. D
             5.50%, 11/15/25 (MBIA).............................   $  1,061,700
  1,500,000 Jefferson County Sch. Dist.
             R001 (FGIC)
             5.00%, 12/15/17....................................      1,532,865
                                                                   ------------
                                                                      2,594,565
                                                                   ------------
            DELAWARE - 0.3%
  1,000,000 Delaware Econ. Dev. Auth.
             RB (The Osteopathic Hosp. Assoc. of
             Delaware/Riverside Hosp.), Ser. A
             6.50%, 1/1/08......................................      1,137,720
                                                                   ------------
            DISTRICT OF COLUMBIA - 2.1%
  1,900,000 District of Columbia Revenue Carnegie Endowment
             5.75%, 11/15/26 ...................................      2,014,247
  5,500,000 Metropolitan DC Arpts. Auth.
             RB Ser. B
             5.50%, 10/1/23 (AMT)...............................      5,735,290
                                                                   ------------
                                                                      7,749,537
                                                                   ------------
            FLORIDA - 2.4%
    300,000 Dade Cnty. Aviation
             RRB, Ser. 1995A
             6.10%, 10/1/11 (AMBAC).............................        339,423
  1,250,000 Florida Housing Fin. Corp. Revenue
             5.35%, 1/1/21......................................      1,272,288
  2,000,000 Florida St. Board Of Education
             Capital Outlay
             5.50%, 6/1/15......................................      2,132,380
  2,500,000 Gainesville Florida Utilities Systems Revenue
             5.50%, 10/1/13.....................................      2,648,750
  2,500,000 Sunrise Florida Utilities Systems Revenue
             5.00%, 10/1/28.....................................      2,570,325
                                                                   ------------
                                                                      8,963,166
                                                                   ------------
            ILLINOIS - 3.8%
  1,000,000 Chicago Board of Ed.
             GO (School Reform Proj.)
             6.75%, 12/1/09 (AMBAC).............................      1,220,410
  5,315,000 Chicago Illinois Skyway Toll Bridge 5.50%, 1/1/23...      5,639,587
  1,600,000 Cook County Illinois GO
             5.63%, 11/15/22....................................      1,717,936
  5,000,000 Illinois Educational Facilities Auth. Revenue
             5.00%, 7/1/24......................................      4,935,450
    450,000 Illinois Sales Tax RB Ser. V
             6.38%, 6/15/17.....................................        511,776
                                                                   ------------
                                                                     14,025,159
                                                                   ------------
            INDIANA - 1.4%
  2,000,000 Indiana Hsg. Fin.
             Single Family Mtge. RB Ser. A-2 5.15%, 7/1/17
             (FNMA/GNMA)........................................      2,039,240
  3,000,000 Marion County, Ind. In Cnvtn & Rectl
             Fac. Auth. RB
             5.00%, 6/1/27......................................      2,990,730
                                                                   ------------
                                                                      5,029,970
                                                                   ------------
            MAINE - 0.4%
  1,000,000 Maine Hlth. & High Edl. Facs. Auth. RB Ser. B
             5.75%, 7/1/26 (AMBAC)..............................      1,082,110
    500,000 Maine Hsg. Auth. Mtge.
             Purchase RB Ser. F-1
             5.50%, 11/15/29....................................        512,945
                                                                   ------------
                                                                      1,595,055
                                                                   ------------
            MASSACHUSETTS - 4.8%
  4,750,000 Massachusetts St. Industrial Fin. Agency
             5.25%, 7/1/27......................................      4,895,302
    250,000 Massachusetts Hsg. Fin. Agcy.
             Hsg. Proj. RRB, 1993 Ser. A 5.95%, 10/1/08
             (AMBAC)............................................        267,343
    250,000 Massachusetts Bay Trans. Auth.
             General Trans. Sys. Bonds,
             Ser. 1994A
             7.00%, 3/1/08......................................        305,292
  1,000,000 Massachusetts Bay Trans. Auth.
             RB (Refunding Gen. Trans. Sys. A)
             7.00%, 3/1/14......................................      1,265,480
  1,000,000 Massachusetts Hsg. Fin. Agcy. RB (AMT) Single Family
             Ser. 59 5.40%, 6/1/20 (MBIA).......................      1,034,070
  2,500,000 Massachusetts Port. Auth.
             RB Ser. A
             5.00%, 7/1/27......................................      2,492,250
  2,500,000 Massachusetts St. Health Educational Facilities
             5.00%, 6/1/26......................................      2,505,375
  2,500,000 Massachusetts St. Industrial Finance Agency
             5.00%, 9/1/23......................................      2,499,900
  1,000,000 Massachusetts Tpke. Auth.
             RB Senior Ser. A
             5.13%, 1/1/23 (MBIA)...............................      1,009,850
  1,300,000 Massachusetts Tpke. Auth.
             RB (Western Tpke.) Ser. A 5.55%, 1/1/17 (MBIA).....      1,332,500
                                                                   ------------
                                                                     17,607,362
                                                                   ------------
            MICHIGAN - 1.5%
  1,030,000 Detroit Wtr. Supply Sys.
             RB Sr. Lien Ser. A
             5.75%, 7/1/11 (MBIA)...............................      1,160,233
    300,000 Michigan Muni. Bond Auth.
             RB (Local Govt. Loan Proj.), Ser 1994G
             6.55%, 11/1/08 (AMBAC).............................        344,259
  2,500,000 Michigan St. Hosp. Fin. Auth.
             RB (FGIC)
             5.63%, 11/1/18.....................................      2,627,125
  1,225,000 Paw Paw Michigan Public School District (FGIC)
             5.00%, 5/1/21......................................      1,267,091
                                                                   ------------
                                                                      5,398,708
                                                                   ------------

--------------------------------------------------------------------------------
                                  EVERGREEN
                        Tax Strategic Foundation Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
 Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 LONG TERM MUNICIPAL OBLIGATIONS - CONTINUED

            MINNESOTA - 0.6%
 $2,000,000 Southern Minnesota Municipal Power Agency Supply
             (MBIA) 5.75%, 1/1/18...............................   $  2,136,940
                                                                   ------------
            MISSOURI - 3.4%
    435,000 Missouri Hsg. Dev. Commission Single Family Mtge. RB
             (Homeownership Loan Proj.), 1996 Ser. D 6.00%,
             9/1/17 (Collaterialized by GNMA or FNMA
             Certificates AMT)..................................        461,278
    900,000 Missouri Hsg. Dev. Commission Single Family Mtge. RB
             (Homeownership Loan Proj.), 1996 Ser. B 6.25%,
             9/1/15 (Collaterialized by GNMA or FNMA
             Certificates)......................................        965,259
    985,000 Missouri Hsg. Dev. Commission Mtge.
             5.55%, 3/1/29......................................      1,025,356
    500,000 Missouri St. Hsg. Dev. Commission Mtge.
             5.50%, 3/1/25......................................        509,105
  2,500,000 Missouri St. Health & Educational Facility Revenue
             5.00%, 5/15/28.....................................      2,469,400
    775,000 Sikeston Elec. RB
             6.00%, 6/1/13 (MBIA)...............................        901,519
    500,000 St. Louis Board of Ed.
             GO Refunding
             Ser. A (FGIC)
             5.50%, 4/1/10......................................        554,960
    500,000 St. Louis Muni. Fin. Corp.
             Leasehold Rev. Imp. Bonds (City Justice Ctr.), Ser.
             1996A
             5.95%, 2/15/16 (AMBAC).............................        553,245
  1,000,000 St. Louis Regl. Convention & Sports Complex Auth.
             RB Facs. C
             5.30%, 8/15/17 (AMBAC).............................      1,046,770
  4,000,000 University Missouri
             University Revenue
             5.50%, 11/1/21.....................................      4,234,760
                                                                   ------------
                                                                     12,721,652
                                                                   ------------
            NEBRASKA - 0.3%
  1,000,000 Nebraska Investment Finance Auth. Single Family
             5.60%, 9/1/20......................................      1,018,120
                                                                   ------------
            NEVADA - 0.3%
  1,000,000 Washoe Cnty. GO
             5.00%, 6/1/17 (MBIA)...............................      1,015,350
                                                                   ------------
            NEW JERSEY - 1.2%
  2,500,000 New Jersey Economic Development Pollution (MBIA)
             6.40%, 5/1/32......................................      2,783,025
  1,400,000 New Jersey Tpke. Auth.
             RB Ser. C
             6.50%, 1/1/16 (MBIA)...............................      1,712,382
                                                                   ------------
                                                                      4,495,407
                                                                   ------------
            NEW YORK - 5.4%
  2,250,000 Long Island Power Auth.
             New York Electric RB
             5.50%, 12/1/29.....................................      2,331,135
  2,500,000 Metro Trans. Auth. NY Commuter Facs. RB Ser. C-2
             5.38%, 7/1/27 (FGIC)...............................      2,618,050
    250,000 New York St. Mtge. Agcy. Homeowner Mtge. RB,
             Ser. 44 (AMT)
             6.60%, 4/1/03......................................        265,515
    975,000 New York St. Mtge. Agcy. Homeowner Mtge. RB,
             Ser. 56 (AMT)
             5.88%, 10/1/19.....................................      1,024,374
  2,500,000 New York St. Dorm. Auth.
             RB (AMBAC)
             5.20%, 2/15/14.....................................      2,599,625
    245,000 New York St. Med. Care Facs. Fin. Agcy. RB (Mental
             Hlth. Svcs. Facs.), 1992 Ser. B
             6.25%, 8/15/10 (AMBAC).............................        265,543
  2,000,000 New York St. Med. Care Facs. Fin. Agcy. RB Refunding
             Hosp. Insured Mtge. A
             5.38%, 2/15/25 (MBIA)..............................      2,050,620
    500,000 New York St. Mtge. Agcy. RB (Homeowner Mtge.)
             Ser. 63, (AMT)
             5.60%, 4/1/10......................................        527,460
  1,000,000 New York St. Thruway Auth.
             RB Ser. B
             5.00%, 1/1/20 (MBIA)...............................      1,001,130
  1,700,000 New York St. Local Government Assist
             5.38%, 4/1/14......................................      1,781,702
  5,000,000 New York St. Urban Development Corporation
             5.50%, 7/1/16......................................      5,374,500
    250,000 Port Auth. of New York & New Jersey Consolidated
             Bonds, 97th Ser. 2nd Installment (AMT)
             7.00%, 7/15/05 (FGIC)..............................        293,130
                                                                   ------------
                                                                     20,132,784
                                                                   ------------
            NORTH CAROLINA - 0.1%
    500,000 North Carolina Hsg. Fin. Agcy. Single Family Ser.
             00, (Orig. Avg. Life Est.)
             5.80%, 9/1/12 (FHA)................................        535,510
                                                                   ------------
            NORTH DAKOTA - 0.6%
  1,000,000 Mercer Cnty. Poll. Ctrl. RRB (Basin Elec. Pwr.
             Cooperative-Antelope Valley Unit 1 & Common Facs.),
             Second 1995 Ser.
             6.05%, 1/1/19 (AMBAC)..............................      1,102,180
  1,000,000 North Dakota St. Hsg. Fin. Agcy. 5.55%, 7/1/29......      1,020,690
                                                                   ------------
                                                                      2,122,870
                                                                   ------------

--------------------------------------------------------------------------------
                                  EVERGREEN
                        Tax Strategic Foundation Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
 Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 LONG TERM MUNICIPAL OBLIGATIONS - CONTINUED

            OHIO - 1.0%
 $  500,000 Akron Econ. Dev. RB
             6.00%, 12/1/12 (MBIA)..............................   $    580,775
    700,000 Board of Ed. Beavercreek Local Sch. Dist. (Cnty. of
             Greene) Sch. Imp. Bonds (Unltd. Tax GO), Ser. 1996
             6.60%, 12/1/15 (FGIC)..............................        864,892
  1,000,000 Cleveland Arpt. Sys. RB Ser. A 5.13%, 1/1/17 (FSA
             AMT)...............................................      1,011,440
  1,000,000 Jefferson Cnty. GO Refunding Improvement (FSA)
             5.70%, 12/1/13.....................................      1,147,750
                                                                   ------------
                                                                      3,604,857
                                                                   ------------
            OREGON - 1.0%
  3,500,000 Marion County, Ore. School District Number 103
             5.00%, 11/1/14.....................................      3,678,150
                                                                   ------------
            PENNSYLVANIA - 1.3%
    500,000 Pennsylvania Convention Ctr. Auth.
             RB Ser. A, 1989 Ser. A
             6.70%, 9/1/16 (FGIC)...............................        612,170
  1,000,000 Pennsylvania Hsg. Fin. Agcy.
             5.40%, 10/1/18.....................................      1,023,240
  2,000,000 Pennsylvania St. Higher Educational Facility (MBIA)
             5.75%, 5/1/22......................................      2,205,440
  1,000,000 York Cnty. Solid Waste & Refuse
             Auth. Solid Waste Sys. RB
             5.50%, 12/1/11 (FGIC)..............................      1,109,000
                                                                   ------------
                                                                      4,949,850
                                                                   ------------
            SOUTH DAKOTA - 0.6%
  1,000,000 South Dakota Conservancy District (AMBAC)
             5.00%, 8/1/19......................................      1,003,790
  1,235,000 South Dakota Hsg. Dev. Auth.
             RB Homeownership B
             5.25%, 5/1/17......................................      1,264,035
                                                                   ------------
                                                                      2,267,825
                                                                   ------------
            TENNESSEE - 0.1%
    300,000 Bristol Hlth. & Edl. Facs. Board
             RRB (Bristol Mem. Hosp.),
             Ser. 1993
             6.75%, 9/1/07 (FGIC)...............................        355,428
                                                                   ------------
            TEXAS - 2.7%
  1,000,000 Cypress Fair Independent Sch. Dist.
             5.13%, 2/15/12.....................................      1,046,700
  2,625,000 Dallas, Tx RB
             5.25%, 8/15/16.....................................      2,769,375
  1,000,000 Harris Cnty. Hlth. Facs. Hosp. RB (Memorial Hermann
             Hosp. Sys. Proj.) (FSA)
             5.50%, 6/1/10......................................      1,092,800
  1,000,000 Houston Wtr. Conveyance Sys.
             Contract COP, Ser. 1993J
             6.13%, 12/15/09 (AMBAC)............................      1,153,180
    500,000 Houston Wtr. Conveyance Sys.
             Contract COP, Ser.
             1993H 7.50%, 12/15/10 (AMBAC)......................        643,500
  1,500,000 Irving Independent Sch. Dist. GO
             5.13%, 2/15/18.....................................      1,532,385
    460,000 Lubbock Elec. Light & Pwr. Sys. RB
             4.25%, 4/15/16 (AMBAC).............................        432,299
    460,000 Lubbock Elec. Light & Pwr. Sys. RB
             4.25%, 4/15/17 (AMBAC).............................        431,310
  1,000,000 San Antonio Elec. & Gas RB
             5.25%, 2/1/10......................................      1,073,650
                                                                   ------------
                                                                     10,175,199
                                                                   ------------
            UTAH - 3.6%
  5,000,000 Intermountain Power Agency Utah Revenue
             5.00%, 7/1/20......................................      4,999,600
    500,000 Salt Lake City Hosp. RB
             (IHC Hosp., Inc.)
             6.30%, 2/15/15.....................................        591,265
    500,000 Utah Hsg. Fin. Agcy. RB (Single
             Family Mtge.) Ser. B
             6.00%, 7/1/16 (FHA)................................        537,605
  3,000,000 Utah St. Board Regents Revenue
             5.00%, 4/1/20......................................      3,000,000
  2,825,000 Utah St. Hsg. Fin. Agcy.
             5.35%, 7/1/18......................................      2,865,313
  1,500,000 Utah Str. Hsg. Fin. Agcy.
             5.38%, 7/1/18......................................      1,524,720
                                                                   ------------
                                                                     13,518,503
                                                                   ------------
            VERMONT - 0.4%
  1,315,000 Burlington Elec. RB Ser. A
             6.25%, 7/1/12 (MBIA)...............................      1,560,905
                                                                   ------------
            VIRGINIA - 0.8%
  2,805,000 Medical College Virginia Hosp. Authority
             5.13%, 7/1/18......................................      2,843,120
                                                                   ------------
            WASHINGTON - 1.9%
  3,000,000 Port Seattle Washington Passenger Facility
             5.00%, 12/1/23.....................................      2,999,790
  3,500,000 Seattle Washington Water Systems Revenue
             5.50%, 6/1/18......................................      3,638,180
    500,000 Snohomish Cnty. Sch. Dist. GO
             5.70%, 12/1/15 (FGIC)..............................        545,815
                                                                   ------------
                                                                      7,183,785
                                                                   ------------
            WEST VIRGINIA - 0.6%
  1,000,000 West Virginia St. Ser. A
             5.75%, 11/1/21 (FGIC)..............................      1,097,290
  1,000,000 West Virginia St. Hsg. Dev. Fund RB Ser. A
             6.05%, 5/1/27......................................      1,074,950
                                                                   ------------
                                                                      2,172,240
                                                                   ------------

--------------------------------------------------------------------------------
                                  EVERGREEN
                        Tax Strategic Foundation Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
 Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 LONG TERM MUNICIPAL OBLIGATIONS - CONTINUED

            WISCONSIN - 1.0%
 $1,000,000 Wisconsin Clean Wtr.
             RB Ser. 1
             6.88%, 6/1/11......................................   $  1,242,760
  2,000,000 Wisconsin Hsg. & Econ. Dev. Auth.
             5.60%, 3/1/28......................................      2,055,980
    500,000 Wisconsin Hsg. & Econ. Dev. Auth.
             Home Ownership RB Ser. E (AMT)
             6.00%, 9/1/28......................................        529,625
                                                                   ------------
                                                                      3,828,365
                                                                   ------------
            WYOMING - 0.6%
  2,000,000 Wyoming Cmny Development Auth. Hsg. Revenue
             5.45%, 12/1/29.....................................      2,041,420
                                                                   ------------
            PUERTO RICO - 0.3%
    500,000 Puerto Rico Elec. Pwr. Auth. RB Ser. BB
             6.25%, 7/1/10 (MBIA)...............................        595,300
    500,000 Puerto Rico Hsg. Bank & Fin. Agcy.
             RB (Single Family Affordable Hsg.
             Mtge. Subsidy Prog.) Portfolio I
             (AMT)
             5.85%, 4/1/09......................................        531,710
                                                                   ------------
                                                                      1,127,010
                                                                   ------------
            Total Long Term Municipal Obligations
             (cost $187,823,289)................................    194,949,292
                                                                   ------------

--------------------------------------------------------------------------------
   Shares                                                             Value
--------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS--0.7%

            MUTUAL FUND SHARES - 0.7%
  2,459,326 Federated Tax Free Obligations Fund (at net asset
             value) (cost $2,459,326)...........................   $  2,459,326
                                                                   ------------
       TOTAL INVESTMENTS -(COST $369,797,295).............    99.6%  369,203,432
       OTHER ASSETS AND
        LIABILITIES - NET.................................     0.4%    1,397,541
                                                             ------ ------------
       NET ASSETS ........................................   100.0% $370,600,973
                                                             ====== ============

*    Non-income producing securities.
** At September 30, 1998, the Fund owned 3,000 shares of common stock of First Union Corp. at a cost of $57,890. During the six months ended September 30, 1998, the Fund earned $1,710 in dividend income from this investment. These shares were purchased by the Fund prior to the acquisition of the investment advisor.
(a)  Less than one-tenth percent.
144A Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Fund's Board of Trustees.

SUMMARY OF ABBREVIATIONS
ADRAmerican Depository Receipt
AMBACInsured by American Municipal Bond Assurance Corporation
AMTSubject to Alternative Minimum Tax
FGICInsured by Federal Guaranty Insurance Corporation
FHAInsured by Federal Housing Authority
FNMAInsured by Federal National Mortgage Association
FSAInsured by Financial Security Assurance Company
GDRGlobal Depositary Receipt
GNMAInsured by Government National Mortgage Association
GOGeneral Obligations
MBIAInsured by Municipal Bond Investors Assurance Corporation
PRIDESPreferred Redeemable Increased Dividend Equity Securities
RBRevenue Bonds
RRBRefunding Revenue Bonds
REITReal Estate Investment Trust
STRYPESStructured Yield Product Exchangeable for Stock
TECONSTerm Convertible Shares


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Evergreen
                                Balanced Funds
--------------------------------------------------------------------------------

                      STATEMENTS OF ASSETS AND LIABILITIES
                         September 30, 1998 (Unaudited)

                                                                                                 TAX-
                                                   AMERICAN                                   STRATEGIC
                                                  RETIREMENT     BALANCED       FOUNDATION    FOUNDATION
                                                     FUND          FUND            FUND          FUND
-----------------------------------------------------------------------------------------------------------
 ASSETS
 Investments at value (identified cost -
   $209,092,342, $1,343,914,410,
  $2,250,613,646 and $369,797,295,
  respectively)................................  $220,810,868 $1,681,872,279  $2,765,944,970 $369,203,432
 Cash..........................................     1,257,665      4,455,909         144,592            0
 Receivable for investments sold...............     2,495,589     14,371,768       4,546,422    1,011,506
 Receivable for Fund shares sold...............       291,810        895,526       5,042,724    1,038,616
 Dividends and interest receivable.............     1,381,528     11,823,037      11,119,267    3,172,669
 Unrealized appreciation on open forward
  foreign currency exchange contracts..........             0         94,064               0            0
 Unamortized organization expense..............             0              0               0          858
 Prepaid expenses and other assets.............        42,791        241,605          14,767       37,060
-----------------------------------------------------------------------------------------------------------
   Total assets................................   226,280,251  1,713,754,188   2,786,812,742  374,464,141
-----------------------------------------------------------------------------------------------------------
 LIABILITIES
 Payable for investments purchased.............     6,220,953      5,045,026       4,585,584    2,873,619
 Payable for Fund shares repurchased...........       154,305      1,696,316       3,525,154      533,386
 Payable for daily variation margin on
  open futures contracts.......................             0      2,598,750               0            0
 Unrealized depreciation on open forward
  foreign currency exchange contracts..........             0      3,249,823               0            0
 Advisory fee payable..........................       134,800        607,173       1,692,881      264,390
 Distribution fee payable......................        30,157        206,708         305,845      127,506
 Due to other related parties..................             0         23,927               0            0
 Accrued expenses and other liabilities........        56,084        166,082         237,483       64,267
-----------------------------------------------------------------------------------------------------------
   Total liabilities...........................     6,596,299     13,593,805      10,346,947    3,863,168
-----------------------------------------------------------------------------------------------------------
 NET ASSETS....................................  $219,683,952 $1,700,160,383  $2,776,465,795 $370,600,973
-----------------------------------------------------------------------------------------------------------
 NET ASSETS REPRESENTED BY
 Paid-in capital...............................  $204,768,293 $1,117,040,430  $2,233,348,078 $365,519,376
 Undistributed net investment income...........       279,754        (54,459)      2,274,845       30,451
 Accumulated undistributed net realized gains
  on securities and foreign currency related
  transactions.................................     2,917,379    250,063,410      25,511,922    5,645,009
 Net unrealized gains or losses on securities,
  futures contracts and foreign currency
  related transactions.........................    11,718,526    333,111,002     515,330,950     (593,863)
-----------------------------------------------------------------------------------------------------------
   TOTAL NET ASSETS............................  $219,683,952 $1,700,160,383  $2,776,465,795 $370,600,973
-----------------------------------------------------------------------------------------------------------
 NET ASSETS CONSISTS OF
 Class A.......................................  $ 27,808,409 $1,135,759,521  $  339,713,080 $ 82,897,461
 Class B.......................................   153,720,831    529,153,770   1,212,620,999  226,681,831
 Class C.......................................     2,398,489      1,457,495      57,806,154   39,082,400
 Class Y.......................................    35,756,223     33,789,597   1,166,325,562   21,939,281
-----------------------------------------------------------------------------------------------------------
                                                 $219,683,952 $1,700,160,383  $2,776,465,795 $370,600,973
-----------------------------------------------------------------------------------------------------------
 SHARES OUTSTANDING
 Class A.......................................     1,888,175     92,451,286      17,716,767    5,488,092
 Class B.......................................    10,492,533     43,025,280      63,555,265   15,033,660
 Class C.......................................       163,329        118,484       3,029,675    2,596,304
 Class Y.......................................     2,427,447      2,751,790      60,806,042    1,449,531
-----------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE
 Class A.......................................  $      14.73 $        12.28  $        19.17 $      15.11
-----------------------------------------------------------------------------------------------------------
 Class A - Offering price (based on sales
  charge of 4.75%).............................  $      15.46 $        12.89  $        20.13 $      15.86
-----------------------------------------------------------------------------------------------------------
 Class B.......................................  $      14.65 $        12.30  $        19.08 $      15.08
-----------------------------------------------------------------------------------------------------------
 Class C.......................................  $      14.69 $        12.30  $        19.08 $      15.05
-----------------------------------------------------------------------------------------------------------
 Class Y.......................................  $      14.73 $        12.28  $        19.18 $      15.14
-----------------------------------------------------------------------------------------------------------


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                                Balanced Funds
--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
                Six Months Ended September 30, 1998 (Unaudited)

                                                                                                  TAX-
                                                    AMERICAN                                   STRATEGIC
                                                   RETIREMENT     BALANCED      FOUNDATION     FOUNDATION
                                                      FUND          FUND           FUND           FUND
-----------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME
 Dividends (net of foreign withholding
  taxes of $8,671, $52,606, $28,629 and
  $1,974, respectively).........................  $  2,554,191  $  10,778,759  $  16,917,525  $  1,293,580
 Interest.......................................     2,727,098     26,393,816     31,859,856     5,175,301
-----------------------------------------------------------------------------------------------------------
   Total income.................................     5,281,289     37,172,575     48,777,381     6,468,881
 EXPENSES
 Advisory fee...................................       886,687      3,911,010     10,394,094     1,559,854
 Distribution Plan expenses.....................       864,821      4,343,232      6,771,467     1,370,629
 Transfer agent fees............................       252,288      1,656,865      2,843,040       209,365
 Administrative service fees....................             0        132,149              0             0
 Trustees fees and expenses.....................         2,660          2,569         14,135         1,243
 Registration fees..............................        38,581        144,724        301,469        51,664
 Custodian fees.................................        30,656        310,557        390,666        48,093
 Professional fees..............................        10,569         25,187         13,479        14,554
 Printing and postage...........................         4,265        352,894        170,845        30,870
 Organizational fees............................             0              0              0         4,004
 Other..........................................         6,932         22,038         59,678         4,845
------------------------------------------------------------------------------------------------------------
  Total expenses................................     2,097,459     10,901,225     20,958,873     3,295,121
 Less: Indirectly paid expenses.................        (1,490)       (12,032)       (11,182)       (2,918)
------------------------------------------------------------------------------------------------------------
  Net expenses..................................   2,095,969     10,889,193     20,947,691     3,292,203
------------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME..........................     3,185,320     26,283,382     27,829,690     3,176,678
------------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAINS OR
  LOSSES ON SECURITIES, FUTURES CONTRACTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS
 Net realized gains or losses on:
  Securities....................................     1,101,145    208,422,618     19,961,494     5,338,234
  Foreign currency related
   transactions.................................            0     (2,340,266)           815             0
------------------------------------------------------------------------------------------------------------
 Net realized gains on securities and foreign
  currency related transactions.................     1,101,145    206,082,352     19,962,309     5,338,234
------------------------------------------------------------------------------------------------------------
 Net change in unrealized losses on
  securities, futures contracts and foreign
  currency related transactions.................   (30,766,562)  (284,825,248)  (205,392,069)  (35,123,130)
------------------------------------------------------------------------------------------------------------
 Net realized and unrealized losses on
  securities, futures contracts and foreign
  currency related transactions.................   (29,665,417)   (78,742,896)  (185,429,760)  (29,784,896)
------------------------------------------------------------------------------------------------------------
 NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS....................................  $(26,480,097) $ (52,459,514) $(157,600,070) $(26,608,218)
------------------------------------------------------------------------------------------------------------


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                                Balanced Funds
--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                Six Months Ended September 30, 1998 (Unaudited)


TAX-

AMERICAN                                     STRATEGIC
                                                                      RETIREMENT      BALANCED
FOUNDATION     FOUNDATION
                                                                         FUND           FUND
FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment income............................................   $  3,185,320  $   26,283,382  $
27,829,690  $  3,176,678
 Net realized gains on securities and foreign
  currency related transactions...................................      1,101,145     206,082,352
19,962,309     5,338,234
 Net change in unrealized losses on securities, futures
  contracts and foreign currency related transactions.............    (30,766,562)   (284,825,248)
(205,392,069)  (35,123,130)
------------------------------------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations............    (26,480,097)    (52,459,514)
(157,600,070)  (26,608,218)
------------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income
  Class A.........................................................       (472,229)    (20,831,871)
(3,611,237)     (922,578)
  Class B.........................................................     (1,966,062)     (7,608,216)
(8,128,272)   (1,687,749)
  Class C.........................................................        (31,437)        (17,648)
(381,376)     (289,447)
  Class Y.........................................................       (671,590)       (659,995)
(13,398,479)     (263,904)
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions to shareholders.............................     (3,141,318)    (29,117,730)
(25,519,364)   (3,163,678)
------------------------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold........................................     32,959,699      49,618,794
391,968,937   119,046,644
 Payment for shares redeemed......................................    (20,431,496)   (188,956,040)
(236,734,715)  (23,947,903)
 Net asset value of shares issued in reinvestment of
  distributions...................................................      2,957,822      23,921,132
23,290,844     2,772,888
 Shares issued in acquisition of CoreFunds, Inc.
  Balanced Fund...................................................              0               0
139,832,551             0
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from capital
   share transactions.............................................     15,486,025    (115,416,114)
318,357,617    97,871,629
------------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets........................    (14,135,390)   (196,993,358)
135,238,183    68,099,733
 NET ASSETS
 Beginning of period..............................................    233,819,342   1,897,153,741
2,641,227,612   302,501,240
------------------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD....................................................   $219,683,952  $1,700,160,383
$2,776,465,795  $370,600,973
------------------------------------------------------------------------------------------------------------------------------------
 Undistributed net investment income..............................   $    279,754  $      (54,459) $
2,274,845  $     30,451
------------------------------------------------------------------------------------------------------------------------------------


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                                Balanced Funds
--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                           Year Ended March 31, 1998


TAX-

AMERICAN                                     STRATEGIC
                                                                     RETIREMENT      BALANCED
FOUNDATION     FOUNDATION
                                                                        FUND          FUND*
FUND           FUND
-------------------------------------------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment income............................................  $  4,985,814  $   35,345,751  $   46,106,604
$  2,888,518
 Net realized gains on securities, futures contracts and
  foreign currency related transactions...........................     5,840,219     127,001,668
37,733,396     1,331,487
 Net change in unrealized gains on securities and foreign
  currency related transactions...................................    31,534,034      84,015,495
507,820,113    28,378,750
-------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations............    42,360,067     246,362,914
591,660,113    32,598,755
-------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income
  Class A.........................................................      (695,207)    (12,029,418)
(6,778,425)     (845,312)
  Class B.........................................................    (2,792,552)    (25,630,818)
(14,304,998)   (1,429,127)
  Class C.........................................................       (49,486)         (2,502)
(632,325)     (189,734)
  Class Y.........................................................    (1,312,760)       (263,102)
(25,594,285)     (422,361)
 From net realized gains
  Class A.........................................................      (514,560)    (25,111,250)
(6,367,014)     (424,397)
  Class B.........................................................    (2,734,907)   (168,719,950)
(19,081,303)   (1,129,269)
  Class C.........................................................       (50,154)           (135)
(836,192)     (141,334)
  Class Y.........................................................      (874,184)              0
(22,106,374)     (207,645)
-------------------------------------------------------------------------------------------------------------------------------
  Total distributions to shareholders.............................    (9,023,810)   (231,757,175)
(95,700,916)   (4,789,179)
-------------------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold........................................    86,591,263     121,903,416
691,840,878   212,133,212
 Payment for shares redeemed......................................   (24,953,880)   (278,715,460)
(299,555,598)  (15,800,328)
 Net asset value of shares issued in reinvestment of
  distributions...................................................     8,459,313     199,041,548
89,801,360     4,084,131
 Shares issued in acquisition of Evergreen Balanced Fund II.......             0     214,923,155
0             0
 Shares issued in acquisition of Keystone Balanced Fund II........             0               0
8,490,928             0
-------------------------------------------------------------------------------------------------------------------------------

  Net increase in net assets resulting from
   capital share transactions.....................................    70,096,696     257,152,659
490,577,568   200,417,015
-------------------------------------------------------------------------------------------------------------------------------
   Total increase in net assets...................................   103,432,953     271,758,398
986,536,765   228,226,591
 NET ASSETS
 Beginning of year................................................   130,386,389   1,625,395,343
1,654,690,847    74,274,649
-------------------------------------------------------------------------------------------------------------------------------
 END OF YEAR......................................................  $233,819,342  $1,897,153,741  $2,641,227,612
$302,501,240
-------------------------------------------------------------------------------------------------------------------------------
 Undistributed net investment income..............................  $    235,752  $    2,779,889  $      (35,481)
$     17,451
-------------------------------------------------------------------------------------------------------------------------------

* For the nine-month period ended March 31, 1998. Balanced Fund changed its fiscal year end from June 30 to March 31, effective March 31, 1998.


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                                Balanced Funds
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS
                            Year Ended June 30, 1997

                                                                   BALANCED
                                                                     FUND
-------------------------------------------------------------------------------
 OPERATIONS
 Net investment income......................................... $   38,677,977
 Net realized gains on securities, futures contracts and
  foreign currency related transactions........................    120,987,282
 Net change in unrealized gains on securities and foreign
  currency related transactions................................    146,568,036
-------------------------------------------------------------------------------
  Net increase in net assets resulting from operations.........    306,233,295
-------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income
  Class B......................................................    (38,660,044)
 From net realized gains
  Class B......................................................    (57,571,132)
-------------------------------------------------------------------------------
  Total distributions to shareholders..........................    (96,231,176)
-------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold.....................................    200,987,044
 Payment for shares redeemed...................................   (351,020,484)
 Net asset value of shares issued in reinvestment of
  distributions................................................     84,249,628
-------------------------------------------------------------------------------
  Net decrease in net assets resulting from capital share
   transactions................................................    (65,783,812)
-------------------------------------------------------------------------------
   Total increase in net assets................................    144,218,307
 NET ASSETS
 Beginning of year.............................................  1,481,177,036
-------------------------------------------------------------------------------
 END OF YEAR................................................... $1,625,395,343
-------------------------------------------------------------------------------
 Undistributed net investment income........................... $    3,239,562
-------------------------------------------------------------------------------


                  See Combined Notes to Financial Statements.

                            [GRAPHIC APPEARS HERE]

                     COMBINED NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Evergreen Balanced Funds consist of Evergreen American Retirement Fund ("American Retirement Fund"), Evergreen Balanced Fund ("Balanced Fund"), Evergreen Foundation Fund ("Foundation Fund"), and Evergreen Tax Strategic Foundation Fund ("Tax Strategic Fund"), which are collectively referred to herein as the "Funds". Each of the Funds is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. Each Fund is a diversified series of the Evergreen Equity Trust, a Delaware Business Trust organized on September 18, 1997.

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union Corporation ("First Union") and its affiliates as of December 30, 1994.

2. REORGANIZATION OF EVERGREEN BALANCED FUND

The Fund was formed for the purpose of combining the net assets of the Evergreen Balanced II Fund (the "Evergreen Fund"), formerly the Evergreen Balanced Fund, and the net assets of the Keystone Balanced Fund (the "Keystone Fund"), formerly Keystone Balanced Fund K-1, through the Fund's acquisition of the net assets of the Evergreen Fund and Keystone Fund.

On January 21, 1998, Prior to the Fund's acquisition of the Evergreen Fund's net assets, the Evergreen Fund transferred substantially all of its net assets related to its Class Y shares to an Evergreen Select Balanced Fund, an institu-tional balanced fund, through a redemption-in-kind in the amount of $737,248,788.

On January 23, 1998, the Fund acquired all of the remaining assets and certain identified liabilities of the Evergreen Fund in exchange for Class A, Class B Class C and Class Y shares of the Fund. Also, the Fund acquired all of the assets and certain liabilities of the Keystone Fund in exchange for Class A, Class B and Class C shares of the Fund. These acquisitions were accomplished through tax-free exchanges of the respective shares of the Funds. The value of net assets acquired, number of shares issued and unrealized appreciation acquired were as follows:

                               Value of Net     Number of    Unrealized
         Acquired Fund        Assets Acquired Shares Issued Appreciation
         ---------------------------------------------------------------
         Evergreen Fund...... $  214,923,156    17,901,009  $ 17,787,797
         Keystone Fund....... $1,616,348,537   134,623,096  $494,838,638

The net assets of the Fund immediately after the acquisition were $1,831,271,693.

Prior to the acquisition, the Keystone Fund added three classes of shares designated as Class A and Class C and designated its existing class of shares as Class B. Shareholders of the Keystone Fund who, on January 16, 1998, held Class B shares purchased before January 1, 1995 and certain other non-commissionable Class B shares had such shares converted to Class A shares having an aggregate value equal to that of the shareholder's Class B shares prior to the conversion.

At the conclusion of the Fund's acquisition of the net assets of the Evergreen Fund and Keystone Fund, the surviving records of the Fund for accounting and performance purposes is the Keystone Fund and for taxation purposes is the Evergreen Fund.

                            [GRAPHIC APPEARS HERE]

3. ACQUISITIONS

Effective at the close of business on July 24, 1998, Foundation Fund acquired the net assets of CoreFunds, Inc. Balanced Fund, an open-end management investment company registered under the 1940 Act in an exchange of shares. The net assets were exchanged through a non-taxable exchange for 321,554, 49,982, and 581,209 Class A, Class B and Class Y shares, respectively, of Foundation Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $29,739,766. The aggregate net assets of CoreFunds Inc. Balanced Fund and Foundation Fund immediately prior to the acquisition were $140,187,273 and $2,783,885,610, respectively. The aggregate net assets of Foundation Fund immediately after the acquisition were $2,924,072,883.

Effective at the close of business on July 17, 1997, Foundation Fund acquired the net assets of Keystone Balanced Fund II, an open-end management investment company registered under the 1940 Act in an exchange of shares. The net assets were exchanged through a non-taxable exchange for 111,203, 316,984, and 36,146 Class A, Class B and Class C shares, respectively, of Foundation Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $1,216,239. The aggregate net assets of Keystone Balanced Fund II and Foundation Fund immediately prior to the acquisition were $8,490,928 and $1,984,767,050, respectively. The aggregate net assets of Foundation Fund immediately after the acquisition were $1,993,257,978.

4. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. VALUATION OF SECURITIES

The Funds value securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") at the last reported sales price on the exchange where primarily traded. The Funds value securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price. U.S. government obligations held by the Funds are valued at the mean between the over-the-counter bid and asked prices. Corporate bonds, other fixed-income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service, including restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, Balanced Fund, along with certain other funds managed by Evergreen Investment Management Company ("EIMCO"), a subsidiary of First Union, formerly Keystone Investment Management Company may transfer uninvested cash balances

                            [GRAPHIC APPEARS HERE]
into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. REVERSE REPURCHASE AGREEMENTS

To obtain short-term financing, the Funds may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. FOREIGN CURRENCY

The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain or loss resulting from changes in foreign currency exchange rates is a component of net unrealized gains or losses on securities and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include: foreign currency gains and losses between trade date and settlement date on investment securities, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. Such gains and losses are included in realized gains or losses on foreign currency related transactions. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains or losses on securities transactions.

E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gains or losses on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statements of assets and liabilities.

F. FUTURES CONTRACTS

In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

G. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend.

                            [GRAPHIC APPEARS HERE]

Foreign income may be subject to foreign withholding taxes which are accrued as applicable. Capital gains realized on some foreign securities may be subject to foreign taxes and are accrued as applicable.

H. FEDERAL TAXES

The Funds intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income and net realized capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

I. DISTRIBUTIONS

Distributions from net investment income for the Funds are declared and paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Certain distributions paid during previous years have been reclassified to conform with current year presentation.

J. CLASS ALLOCATIONS

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

K. ORGANIZATION EXPENSES

Organization expenses are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Funds are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

                            [GRAPHIC APPEARS HERE]

5. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest authorized with a $0.001 par value. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Funds were as follows:

American Retirement Fund

                                Six Months Ended            Year Ended
                               September 30, 1998         March 31, 1998
                             -----------------------  -----------------------
                              Shares       Amount      Shares       Amount
------------------------------------------------------------------------------
CLASS A
Shares sold.................   302,817  $  4,972,502    776,394  $ 11,977,023
Shares redeemed.............  (180,661)   (2,835,734)  (175,621)   (2,728,081)
Shares issued in
 reinvestment of
 distributions..............    29,241       453,508     73,985     1,168,200
------------------------------------------------------------------------------
Net increase................   151,397     2,590,276    674,758    10,417,142
------------------------------------------------------------------------------
CLASS B
Shares sold................. 1,568,602    25,374,800  4,220,724    64,924,905
Shares redeemed.............  (725,496)  (11,337,581)  (651,898)  (10,105,217)
Shares issued in
 reinvestment of
 distributions..............   122,619     1,890,753    340,081     5,338,212
------------------------------------------------------------------------------
Net increase................   965,725    15,927,972  3,908,907    60,157,900
------------------------------------------------------------------------------
CLASS C
Shares sold.................    50,884       839,326     80,905     1,241,277
Shares redeemed.............   (56,317)     (902,957)   (49,433)     (711,589)
Shares issued in
 reinvestment of
 distributions..............     1,952        30,200      6,217        97,713
------------------------------------------------------------------------------
Net increase (decrease).....    (3,481)      (33,431)    37,689       627,401
------------------------------------------------------------------------------
CLASS Y
Shares sold.................   110,417     1,773,071    542,883     8,448,058
Shares redeemed.............  (342,042)   (5,355,224)  (749,260)  (11,408,993)
Shares issued in
 reinvestment of
 distributions..............    37,567       583,361    117,732     1,855,188
------------------------------------------------------------------------------
Net decrease................  (194,058)   (2,998,792)   (88,645)   (1,105,747)
------------------------------------------------------------------------------
Net increase................            $ 15,486,025             $ 70,096,696
------------------------------------------------------------------------------

                            [GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------
Balanced Fund
--------------------------------------------------------------------------------

                              Six Months Ended               Year Ended                   Year Ended
                             September 30, 1998            March 31, 1998*               June 30, 1997
                          -------------------------  ----------------------------  --------------------------
                            Shares       Amount        Shares         Amount         Shares        Amount
--------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold.............   1,216,462  $  15,512,803      740,667  $     9,401,463            0  $           0
Shares redeemed.........  (9,377,671)  (119,515,496)  (4,919,924)     (61,467,813)           0              0
Shares issued in
 reinvestment of
 distributions..........   1,321,725     16,749,452    2,175,164       26,275,982            0              0
Automatic conversion of
 Class B shares to Class
 A shares...............           0              0   97,487,277    1,205,409,703            0              0
Shares issued in
 acquisition of
 Evergreen Balance Fund
 II.....................           0              0    3,807,586       45,716,406            0              0
--------------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............  (6,839,484)   (87,253,241)  99,290,770    1,225,335,741            0              0
--------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold.............   2,431,087     30,995,280    8,761,830      111,415,080   16,959,452    200,987,044
Shares redeemed.........  (4,954,969)   (62,953,257) (15,656,468)    (202,986,801) (29,517,723)  (351,020,484)
Shares issued in
 reinvestment of
 distributions..........     545,647      6,926,238   13,954,804      172,765,442    7,405,182     84,249,628
Automatic conversion of
 Class B shares to Class
 A shares...............           0              0  (97,487,277)  (1,205,409,703)           0              0
Shares issued in
 acquisition of
 Evergreen Balance Fund
 II.....................           0              0    9,896,507      118,815,736            0              0
--------------------------------------------------------------------------------------------------------------
Net decrease............  (1,978,235)   (25,031,739) (80,530,604)  (1,005,400,246)  (5,153,089)   (65,783,812)
--------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold.............      74,909        957,596       21,656          270,797            0              0
Shares redeemed.........     (22,150)      (282,432)      (1,672)         (21,003)           0              0
Shares issued in
 reinvestment of
 distributions..........       1,353         17,136           10              124            0              0
Shares issued in
 acquisition of
 Evergreen Balance Fund
 II.....................           0              0       44,378          532,825            0              0
--------------------------------------------------------------------------------------------------------------
Net increase............      54,112        692,300       64,372          782,743            0              0
--------------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold.............     168,457      2,153,115       65,370          816,075            0              0
Shares redeemed.........    (485,419)    (6,204,855)  (1,167,179)     (14,239,843)           0              0
Shares issued in
 reinvestment of
 distributions..........      18,023        228,306            0                0            0              0
Shares issued in
 acquisition of
 Evergreen Balance Fund
 II.....................           0              0    4,152,538       49,858,189            0              0
--------------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............    (298,939)    (3,823,434)   3,050,729       36,434,421            0              0
--------------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............              $(115,416,114)              $   257,152,659               $ (65,783,812)
--------------------------------------------------------------------------------------------------------------

* The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 1998.

                            [GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------
Foundation Fund
--------------------------------------------------------------------------------

                             Six Months Ended              Year Ended
                            September 30, 1998           March 31, 1998
                          ------------------------  -------------------------
                            Shares       Amount       Shares       Amount
------------------------------------------------------------------------------
CLASS A
Shares sold..............  3,111,353  $ 63,063,041   5,521,670  $ 103,759,687
Shares redeemed.......... (3,019,104)  (61,130,009) (2,914,232)   (53,799,294)
Shares issued in
 reinvestment of
 distributions...........    173,723     3,475,639     689,871     12,869,510
Shares issued in
 acquisition of
 CoreFunds, Inc. Balance
 Fund....................    321,554     6,566,182           0              0
Shares issued in
 acquisition of Keystone
 Balance Fund II.........          0             0     111,203      2,040,162
------------------------------------------------------------------------------
Net increase.............    587,526    11,974,853   3,408,512     64,870,065
------------------------------------------------------------------------------
CLASS B
Shares sold.............. 11,476,108   231,635,742  19,625,977    367,905,222
Shares redeemed.......... (3,606,952)  (71,733,837) (4,438,949)   (81,802,033)
Shares issued in
 reinvestment of
 distributions...........    393,109     7,835,234   1,744,118     32,347,483
Shares issued in
 acquisition of
 CoreFunds, Inc. Balance
 Fund....................     49,982     1,015,265           0              0
Shares issued in
 acquisition of Keystone
 Balance Fund II.........          0             0     316,984      5,790,704
------------------------------------------------------------------------------
Net increase.............  8,312,247   168,752,404  17,248,130    324,241,376
------------------------------------------------------------------------------
CLASS C
Shares sold..............    820,689    16,571,727   1,016,989     19,227,162
Shares redeemed..........   (277,338)   (5,542,917)   (405,258)    (7,403,302)
Shares issued in
 reinvestment of
 distributions...........     17,804       354,722      74,186      1,375,625
Shares issued in
 acquisition of Keystone
 Balance Fund II.........          0             0      36,146        660,062
------------------------------------------------------------------------------
Net increase.............    561,155    11,383,532     722,063     13,859,547
------------------------------------------------------------------------------
CLASS Y
Shares sold..............  4,017,765    80,698,427  10,695,459    200,948,807
Shares redeemed.......... (4,882,305)  (98,327,952) (8,434,531)  (156,550,969)
Shares issued in
 reinvestment of
 distributions...........    581,209    11,625,249   2,313,662     43,208,742
Shares issued in
 acquisition of
 CoreFunds, Inc. Balance
 Fund....................  6,470,202   132,251,104           0              0
------------------------------------------------------------------------------
Net increase.............  6,186,871   126,246,828   4,574,590     87,606,580
------------------------------------------------------------------------------
Net increase.............             $318,357,617              $ 490,577,568
------------------------------------------------------------------------------

Tax Strategic Fund

                             Six Months Ended              Year Ended
                            September 30, 1998           March 31, 1998
                          ------------------------  -------------------------
                            Shares       Amount       Shares       Amount
------------------------------------------------------------------------------
CLASS A
Shares sold..............  1,634,800  $ 26,463,887   3,458,299  $  53,040,118
Shares redeemed..........   (473,234)   (7,492,512)   (371,701)    (5,726,480)
Shares issued in
 reinvestment of
 distributions...........     53,905       848,665      77,658      1,200,787
------------------------------------------------------------------------------
Net increase.............  1,215,471    19,820,040   3,164,256     48,514,425
------------------------------------------------------------------------------
CLASS B
Shares sold..............  4,358,389    70,121,082   8,736,220    134,105,426
Shares redeemed..........   (756,365)  (11,906,358)   (423,863)    (6,502,615)
Shares issued in
 reinvestment of
 distributions...........     99,669     1,567,282     154,897      2,385,102
------------------------------------------------------------------------------
Net increase.............  3,701,693    59,782,006   8,467,254    129,987,913
------------------------------------------------------------------------------
CLASS C
Shares sold..............  1,087,822    17,475,503   1,515,720     23,364,146
Shares redeemed..........   (207,097)   (3,261,476)   (212,250)    (3,128,629)
Shares issued in
 reinvestment of
 distributions...........     16,558       259,796      19,807        305,243
------------------------------------------------------------------------------
Net increase.............    897,283    14,473,823   1,323,277     20,540,760
------------------------------------------------------------------------------
CLASS Y
Shares sold..............    310,174     4,986,172     105,640      1,623,522
Shares redeemed..........    (80,145)   (1,287,557)    (29,733)      (442,604)
Shares issued in
 reinvestment of
 distributions...........      6,176        97,145      12,558        192,999
------------------------------------------------------------------------------
Net increase.............    236,205     3,795,760      88,465      1,373,917
------------------------------------------------------------------------------
Net increase.............             $ 97,871,629              $ 200,417,015
------------------------------------------------------------------------------

                            [GRAPHIC APPEARS HERE]

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows for the six months ended September 30, 1998:

                                  U.S. Government        Non-U.S. Government
                              ----------------------- -------------------------
                                Cost of    Proceeds     Cost of      Proceeds
                               Purchases  from Sales   Purchases    from Sales
                              -------------------------------------------------
American Retirement Fund..... $19,044,794 $14,500,000 $ 41,435,950 $ 31,150,749
Balanced Fund................   6,206,758  27,183,040  691,305,939  829,791,698
Foundation Fund..............  20,974,750   6,110,183  255,655,290   83,658,020
Tax Strategic Fund...........     581,112           0  240,318,999  126,206,814

On July 24, 1998, Foundation acquired $27,013,910 and $73,647,101 of U.S.
Government and non-U.S. Government securities, respectively, at cost, from the Fund's acquisition of CoreFund Inc. Balanced Fund.

7. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS") serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and services fees to broker-dealers who sell shares of the fund, are paid by shareholders through expenses called "Distribution Plan expenses". Each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net asset of the class. Class B and Class C also presently pay distribution fees equal to 0.75% of the average daily net assets of the Class. Distribution Plan expenses are calculated daily and paid monthly. With respect to Class B and Class C shares, the principal underwriter may pay 12b-1 fees greater than the allowable annual amounts the Funds are permitted to pay. The Funds may reimburse the principal underwriter for such excess amounts in later years with annual interest at the prime rate plus 1.00%.

During the six-months ended September 30, 1998, amounts paid to EDI and/or its predecessor pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                           Class A    Class B   Class C
                                          ------------------------------
         American Retirement Fund........ $   37,503 $  813,234 $ 14,084
         Balanced Fund...................  1,523,648  2,813,780    5,804
         Foundation Fund.................    436,052  6,055,501  279,914
         Tax Strategic Fund..............    102,115  1,087,141  181,373

Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

Contingent deferred sales charges paid by redeeming shareholders are paid to EDI or its predecessor.

8. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND OTHER AFFILIATED
   TRANSACTIONS

Pursuant to an agreement with American Retirement Fund's, Foundation Fund's and Tax Strategic Fund's investment adviser, Evergreen Asset Management Corp. ("EAMC"), a wholly owned subsidiary of First Union, is entitled to an annual fee based on each of American Retirement Fund's, Foundation Fund's and Tax Strategic Fund's average daily net assets, respectively, in accordance with the following schedules:

            Foundation Fund and                            American
             Tax Strategic Fund                         Retirement Fund
          ------------------------                  -----------------------
          First $750 million0.875%                  First $750 million0.75%
          Next $250 million 0.750%                  Over $250 million 0.70%
          Over $1 billion   0.700%

                            [GRAPHIC APPEARS HERE]

Lieber & Company, an affiliate of First Union, is the investment sub-advisor to American Retirement Fund, Foundation Fund and Tax Strategic Fund. Lieber & Company provides these services at no additional cost to the Funds.

EIMCO is the investment adviser for Balanced Fund. In return for providing investment management and administrative services to Balanced Fund, the Fund pays EIMCO a management fee that is calculated daily and paid monthly. The management fee is computed at an annual rate of 1.50% of Balanced Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.60% and declining to 0.30% per annum as net assets increase, to the average daily net asset value of the Fund.

Evergreen Investment Services ("EIS"), a subsidiary of First Union, and BISYS Fund Services ("BISYS") provide Administrative and Sub-Administrative services to the Funds at no cost to the Funds. Balanced Fund reimbursed EIMCO for certain administrative and accounting expenses amounting to $132,149 for the period ended September 30, 1998.

Lieber & Company also provides brokerage services to American Retirement Fund, Foundation Fund, and Tax Strategic Fund with respect to substantially all security transactions effected on the New York or American Stock Exchanges. For the six months ended September 30, 1998, American Retirement Fund, Foundation Fund and Tax Strategic Fund incurred the following brokerage commissions with Lieber & Company:

         American Retirement Fund................................ $ 73,666
         Foundation Fund.........................................  361,187
         Tax Strategic Fund......................................  156,918

Evergreen Service Company ("ESC"), an indirect, wholly-owned subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds. The Funds have entered into an expense offset arrangement with ESC, relating to certain cash balances held at First Union for the benefit of the Evergreen Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

9. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

10. DEFERRED TRUSTEES' FEES

Each Independent Trustee of American Retirement Fund, Balanced Fund, Foundation Fund and Tax Strategic Fund may defer any or all compensation related to performance of duties as a Trustee. Each Trustee's deferred balances are allocated to deferral accounts which are included in the accrued expenses for each Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in each Funds' Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of September 30, 1998, the value of the Trustees deferral account for American Retirement Fund, Balanced Fund, Foundation Fund, and Tax Strategic Fund was $17,716, $87,452, $41,575 and $8,066.

11. FINANCING AGREEMENT

On December 22, 1997, a financing agreement among all of the Evergreen Funds, State Street Bank and Trust ("State Street") and a group of Banks became effective. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $400 million ($275 million committed and $125 million uncommitted). The credit facility is allocated, under the terms of the financing agreement, among the Banks. The credit facility is to be accessed by the Funds for temporary or emergency purposes only and is subject to each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be incurred on the unused portion of the

                            [GRAPHIC APPEARS HERE]
committed facility, which will be allocated to all Funds. State Street serves as administrative agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds.

During the six months ended September 30, 1998, the Funds had no significant borrowings under these agreements.

OTHER INFORMATION

YEAR 2000

Like other investment companies, the Funds could be adversely affected if the computer systems used by the Funds' investment advisers and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Funds' investment advisers are taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

                                 Evergreen Funds


Money Market
Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Exempt
Short Intermediate Municipal Fund
High Grade Tax Free Fund
Tax Free Fund
California Tax Free Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
Massachusetts Tax Free Fund
Missouri Tax Free Fund
New Jersey Tax Free Income Fund
New York Tax Free Fund
North Carolina Municipal Bond Fund
Pennsylvania Tax Free Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

Income
Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Government Securities Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund

Balanced
American Retirement Fund
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund

Growth & Income
Utility Fund
Income and Growth Fund
Fund for Total Return
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Equity Income Fund

Domestic Growth
Tax Strategic Equity Fund
Strategic Growth Fund
Stock Selector Fund
Evergreen Fund
Omega Fund
Small Company Growth Fund
Aggressive Growth Fund
Micro Cap Fund

Global International
Global Leaders Fund
International Growth Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund

Express Line
800.346.3858

Investor Services
800.343.2898

Retirement Plan Services
800.247.4075

www.evergreen-funds.com


32755                                                     540980   RV2    11/98

[LOGO OF EVERGREEN FUNDS(SM)                                        BULK RATE
      APPEARS HERE]                                               U.S. POSTAGE
                                                                      PAID
200 Berkeley Street                                               PERMIT NO. 19
Boston, MA 02116                                                   HUDSON, MA

                                                Evergreen


                                               Growth and

                                              Income Funds
July 31, 1998

Annual Report

-------------------------------------------------------------------------------


                                                [PICTURE APPEARS HERE]

     [LOGO OF EVERGREEN FUNDS APPEARS HERE]


-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Table of Contents
--------------------------------------------------------------------------------

Letter to Shareholders..................................................     1

Evergreen Blue Chip Fund
 Fund at a Glance.......................................................     2
 Portfolio Manager Interview............................................     3

Evergreen Growth and Income Fund
 Fund at a Glance.......................................................     6
 Portfolio Manager Interview............................................     7

Evergreen Income and Growth Fund
 Fund at a Glance.......................................................    10
 Portfolio Manager Interview............................................    11

Evergreen Small Cap Equity Income Fund
 Fund at a Glance.......................................................    14
 Portfolio Manager Interview............................................    15

Evergreen Utility Fund
 Fund at a Glance.......................................................    19
 Portfolio Manager Interview............................................    20

Evergreen Value Fund
 Fund at a Glance.......................................................    22
 Portfolio Manager Interview............................................    23

Evergreen Fund for Total Return
 Fund at a Glance.......................................................    26
 Portfolio Manager Interview............................................    27

Financial Highlights
 Evergreen Blue Chip Fund...............................................    30
 Evergreen Growth and Income Fund.......................................    32
 Evergreen Income and Growth Fund.......................................    34
 Evergreen Small Cap Equity Income Fund.................................    36
 Evergreen Utility Fund.................................................    38
 Evergreen Value Fund...................................................    40
 Evergreen Fund for Total Return........................................    42

Schedule of Investments
 Evergreen Blue Chip Fund...............................................    44
 Evergreen Growth and Income Fund.......................................    46
 Evergreen Income and Growth Fund.......................................    51
 Evergreen Small Cap Equity Income Fund.................................    54
 Evergreen Utility Fund.................................................    58
 Evergreen Value Fund...................................................    60
 Evergreen Fund for Total Return........................................    62

Statements of Assets and Liabilities....................................    64

Statements of Operations................................................    65

Statements of Changes in Net Assets.....................................    67

Combined Notes to Financial
 Statements.............................................................    70

Independent Auditors Reports............................................    81

Additional Information..................................................    83


-------------------------------------------------------------------------------
                                 Evergreen Funds
-------------------------------------------------------------------------------

 Evergreen Funds is one of the nations fastest growing investment companies with approximately $50 billion in assets under management.

 With over 70 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broader range of quality investment products and services designed to meet their needs.

 The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

 ------------------------------------------------------------------------------

 This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

               -----------------------------------------------------------------
  Mutual Funds: ARE NOT FDIC INSURED   May lose value . Are not bank guaranteed
               -----------------------------------------------------------------

                           Evergreen Distributor, Inc.
    Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc.

                            Letter to Shareholders
                            ----------------------
                                September 1998



                  [PICTURE OF WILLIAM M. ENNIS APPEARS HERE]

                               William M. Ennis
                               Managing Director


Dear Shareholders:


The following report covers the Evergreen Growth and Income Funds for the fiscal year ended July 31, 1998.

Market Review

At the writing of this report -- after the fiscal period ended July 31, 1998 -- the markets have experienced increased volatility, mainly due to financial and currency crises in the Asian and Russian economies. We encourage investors to remain focused on their long-term goals, and to keep short-term volatility in perspective.

Although no one can accurately predict either the timing or the degree, one thing is certain: the stock market will continue to experience ups and downs. At this time, we still believe the domestic economy is strong with low inflation, low unemployment and moderate, yet sustainable growth. We are confident that the opportunity remains to participate in the continued, dynamic growth of both U.S. and international companies.

Cost Savings

In an effort to achieve efficiencies and cost savings, we have changed the way we mail your funds' information. Wherever possible, we are trying to combine your funds' required mailings so you only receive one per household, based on the registration last name and exact address./1/ This reduces the mailing costs, not to mention the amount of paper needed to print, which in turn benefits your funds by reducing overall expenses. If you prefer to receive separate copies of reports and prospectuses for each registered shareholder in your household, please notify us by calling the number on your statement and we will adjust our records accordingly.

Evergreen Service

Evergreen remains committed to providing investment choices which match a range of investment objectives, as well as clear and accurate information on all the Evergreen Funds. We recommend you consult with your financial advisor to evaluate your asset allocation and ensure you are on target with your investment time horizon. If you have any questions or need additional information, please contact one of our service representatives at 800.343.2898. We will be happy to assist you.

Thank you for your continued investment with Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
Managing Director
Evergreen Funds



/1/ If you purchased your shares through a financial representative, we may not be able to consolidate your mailings by last name and address, because that institution controls the mailings.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Blue Chip Fund
--------------------------------------------------------------------------------

                     Fund at a Glance as of July 31, 1998


We continued to emphasize the larger-capitalization, blue chip, high-quality U.S. corporations that are the hallmark of the Fund's investment style.



                                  Portfolio
                                  Management
                           ------------------------

                  [PICTURE OF JUDITH A. WARNERS APPEARS HERE]

                               Judith A. Warners
                             Tenure: January, 1995


CURRENT INVESTMENT STYLE/1/

                           [STYLE BOX APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 6/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1998 Morningstar, Inc.



--------------------------------------------------------------------------------
                           Performance and Returns*
 -------------------------------------------------------------------------------

                                                  Class A    Class B    Class C
Inception Date                                    1/20/98    9/11/35    1/22/98
 ................................................................................
Average Annual Returns
 ................................................................................
One year with sales charge                             --      10.14%        --
 ................................................................................
One year w/o sales charge                              --      14.99%        --
 ................................................................................
3 years                                                --      23.45%        --
 ................................................................................
5 years                                                --      17.29%        --
 ................................................................................
10 years                                               --      14.35%        --
 ................................................................................
Since Inception                                      6.00%      9.04%      8.80%
 ...............................................................................
Maximum Sales Charge                                 4.75%      5.00%      1.00%
                                                Front End       CDSC       CDSC
 ................................................................................
12-month income dividends per share                 $0.06      $0.08      $0.02
 ...............................................................................
12-month capital gain distributions per share          --      $4.96         --
 ................................................................................

 *  Adjusted for maximum sales charge

    Note: Class A and C shares were introduced in January 1998, and did not have average annual returns to quote at this time. Cumulative returns since inception are provided.


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

 Date             Class B            S & P 500 Index             CPI

Jul-88            10,000                 10,000                 10,000
Jul-89            12,742                 13,193                 10,498
Jul-90            13,533                 14,051                 11,004
Jul-91            14,980                 15,844                 11,494
Jul-92            15,889                 17,870                 11,857
Jul-93            17,063                 19,430                 12,186
Jul-94            17,244                 20,433                 12,523
Jul-95            19,998                 25,768                 12,869
Jul-96            22,824                 30,037                 13,245
Jul-97            33,238                 45,698                 13,544
Jul-98            38,218                 54,510                 13,772



Comparison of change in value of a $10,000 investment in Evergreen Blue Chip Fund Class B, the Standard and Poor's 500 Index (S&P 500), and the Consumer Price Index (CPI).

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S&P 500 Index is an unmanaged market index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Blue Chip Fund
--------------------------------------------------------------------------------

                        Portfolio Management Interview

--------------------------------------------------------------------------------
How did the Fund perform?
--------------------------------------------------------------------------------

The Fund performed well relative to similar funds, while trailing the overall Standard & Poor's 500 Index, which was dominated by a few large companies. For the 12 months ended on July 31, 1998, the Evergreen Blue Chip Fund's Class B shares had a total return of 14.99%, unadjusted for applicable sales charges. During the same 12-month period, the benchmark S&P 500 Index had a return of 19.29%, while Growth and Income Funds on average returned 11.37%, as measured by Lipper Analytical Services, Inc., an independent monitor of mutual fund performance.


                                  Portfolio
                               Characteristics
                               ---------------
                         (as of 7/31/98 unless noted)

Total Net Assets                                                   $403,408,065
 ...............................................................................
Number of Holdings                                                           86
 ...............................................................................
P/E Ratio*                                                                22.1x
 ...............................................................................
Beta*                                                                      0.96
 ..............................................................................
*as of 6/30/98


--------------------------------------------------------------------------------
What was the investment
environment like during the year?
--------------------------------------------------------------------------------

The overall market, as reflected in the popular indexes such as the S&P 500, moved upward. Interim volatility and periods of relatively flat performance -- when the market moved more sideways than up or down -- punctuated this general trend, however. As the year progressed, market index performance became more and more dominated by the very strong returns of a relatively few stocks. We characterize this period as a standoff between two conflicting influences. On the one hand, there was fear that economic growth in the United States might become so strong that the Federal Reserve Board would act to thwart inflation by raising short-term interest rates. On the other hand, there was the anticipated fear of the impact that the Asian economic crisis might have on the earnings of U.S. corporations. In addition, there also was concern about the credibility of the U.S. political leadership. It seems the concern about Asia was put aside as the strength of the domestic economy, combined with strong demand from Europe, helped sustain strong earnings by U.S. multi-national corporations.

The narrowing of market leadership -- to a band of a relatively few companies -- became a progressively more dominant trend as the year progressed. We also have witnessed a rotating correction for several months, as the market values of different stocks have dipped. While the overall indexes may have shown positive results, the stock valuations of a large proportion of publicly traded companies actually fell. For example, a Merrill Lynch study indicates that as of mid-August, the stock prices of approximately 70% of New York Stock Exchange companies actually fell by 20% or more from their highs, and 47% fell by 30% or more after their highs.

In this environment, the best investment returns tended to come from a relatively few companies. While they represented a variety of different industries, they tended to be high-quality, high-visibility companies that often were leaders of their markets or niches. In the Evergreen Blue Chip Fund's portfolio, for example, the leading contributors to performance during the 12-month period included General Electric, Pfizer, Microsoft, Ford Motor Company and Home Depot. Other performance leaders included companies that were re-structuring or acquiring new businesses. The list included Viacom, in the entertainment industry, and Tyco International, a diversified company.

--------------------------------------------------------------------------------
Within this environment, what were your principal investment themes or strategies?
--------------------------------------------------------------------------------

We continued to emphasize the larger-capitalization, blue chip, high-quality U.S. corporations that are the hallmark of the Fund's investment style. We also

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Blue Chip Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview


included a sprinkling of higher quality mid-cap growth companies. An excellent example would be Royal Caribbean Cruises Ltd., which was one of the top contributors to performance during the 12 months.

At the end of the fiscal year, about 70% of net assets were invested in the large-cap, U.S. companies, with about 15% invested in mid-cap stocks. Within this general framework, we sometimes trimmed back the holdings of companies after their prices had risen dramatically, even buying them back opportunistically if they became more attractive again after a price correction.

As a by-product of our concern about volatility and high valuations of many stocks, the cash and cash-equivalent weighting of the Fund rose from 4% to 13.3% of net assets during the year. Most of that increase came in the final two months of the fiscal year as we became increasingly concerned about the impact both of the Asian currency crisis and of questions about political leadership in Washington. This relatively high cash level is not necessarily permanent, however. We may re-invest proceeds opportunistically as we see attractive valuations and if the stock market shows signs of stabilizing.


                              Top 5 Industries
                              ----------------
                       (as a percentage of net assets)

Finance & Insurance and Banks                                           18.5%
 ..............................................................................
Healthcare Products & Services                                          13.1%
 ..............................................................................
Information Services & Technology                                       10.2%
 ..............................................................................
Oil / Energy                                                            8.1%
 ..............................................................................
Retailing & Wholesale                                                   6.0%
 ..............................................................................


--------------------------------------------------------------------------------
What sectors, or industries, did you emphasize?
--------------------------------------------------------------------------------

The greatest emphasis was in financial services, technology, health care -- including pharmaceuticals -- and consumer staples, such as beverages and household products.

Financial services accounted for about 19% of net assets on July 31, despite being trimmed back somewhat during the final months of the fiscal year. Among the holdings that we have reduced are some large, regional banks as the consolidation trend in the industry appeared to move from the regional banks toward mergers-of-equals among very large institutions. For example, the largest financial services positions at the end of the fiscal year, were American International Group, a global leader in finance, and Travelers Group, Inc., which has announced a pending merger with Citicorp. One of the major contributors to performance during the year, particularly in the last six months, was Morgan Stanley-Dean Witter, another company that is benefiting from merging and gaining additional cross-selling opportunities. We also have been interested in investing in financial companies that are leaders in their niches, including the Federal National Mortgage Association (Fannie Mae) and Associates First Capital, a leading consumer lender that is a spin-off of Ford Motor Co.

Technology accounted for about 10% of net assets on July 31. We have not invested broadly in technology, but have owned the stocks of major industry leaders, including IBM, Intel and Microsoft. In addition, we have owned leaders in specific market segments, including Sun Microsystems, Gateway Computers, and EMC, a leader in disc storage. We also have tried to take advantage of emerging opportunities caused by changes in telecommunications systems and technologies and the building of integrated communications networks throughout the world. Among our significant holdings are WorldCom and Cisco Systems, both of which have been strong contributors to performance.

Healthcare, including pharmaceuticals, accounted for about 13% of net assets at the end of the fiscal year, even though it was slightly down from a year earlier

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Blue Chip Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview

because we have taken profits from some successful holdings. Longer term, we see strong opportunities in the pharmaceutical industry because of the steady flow of interesting new products and the strong demand caused by the aging of the population. This industry also continues to consolidate, as illustrated by the pending merger of American Home Products Corp., a major holding of the Fund, and Monsanto.

Consumer staples, including beverages and consumer products, accounted for about 12% of assets as of July 31. While this is not an over-weighting, it continues to be well-represented as domestically oriented consumer companies continue to produce attractive earnings.


                                    Top 10
                                Equity Holdings
                                ---------------
                         (as a percentage of net assets)
                         -------------------------------

General Electric Co.                                                    3.3%
 ..............................................................................
Microsoft Corp.                                                         2.8%
 ..............................................................................
American Home Products Corp.                                            2.2%
 ..............................................................................
Texaco, Inc.                                                            2.1%
 ..............................................................................
British Petroleum Plc, ADR                                              1.8%
 ..............................................................................
Coca Cola Co.                                                           1.8%
 ..............................................................................
Merck & Co., Inc.                                                       1.8%
 ..............................................................................
Wal-Mart Stores, Inc.                                                   1.7%
 ..............................................................................
Bristol-Myers Squibb Co.                                                1.6%
 ..............................................................................
Travelers Group, Inc.                                                   1.6%
 ..............................................................................


--------------------------------------------------------------------------------
What areas have been disappointing?
--------------------------------------------------------------------------------

Real estate investment trusts, or REITs, have been a disappointment and we have reduced our holdings substantially, from about 5% of net assets to about 1%. The market performance of this industry has slumped as investors favored stable growth companies over yield-oriented companies. There also has been concern about possible over-building in commercial real estate.

Other disappointments include Analog Devices, a semiconductor company that has been hurt by the Asian crisis, and Cendant, a consumer services company that has encountered questions about the reliability of its reported earnings. We have eliminated our positions in both companies entirely. Philip Morris also has been disappointing, primarily because of the tobacco controversy.

--------------------------------------------------------------------------------
What is your outlook?
--------------------------------------------------------------------------------

We expect continued volatility in the market.   In this environment, we plan to
maintain our concentration on fundamental analysis and individual company stock picking. We expect to emphasize global leaders that understand how to manage in periods of volatility, both in their businesses and in the stock market. We also will look for leaders in specific market niches and undervalued businesses.

Given the unsettled market, our emphasis on fundamental research and individual stock selection should help us find attractively priced opportunities created by the market volatility and the possibility of over-corrections. In addition, while we have generally avoided investments in basic materials, we have added opportunistically to our holdings in the oil industry, which we believe should ultimately rebound from its recent difficulties.

We have the flexibility to become more defensive if we believe conditions are worsening, and we also have the ability to increase our weightings in medium-sized companies should market leadership start changing. The Fund's primary emphasis, however, should remain with the leading large-capitalization companies. We believe their quality and liquidity should continue to support performance in an uncertain period.

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Growth and Income fund
--------------------------------------------------------------------------------

                     Fund at a Glance as of July 31, 1998


With the sharp decline in the stock market at quarter end, cash reserves began to be employed in purchasing quality companies with above-average growth prospects.


                                  Portfolio
                                  Management
                          --------------------------

                  [PICTURE OF STEPHEN A. LIEBER APPEARS HERE]

                              Stephen A. Lieber
                              Tenure: July 1997

                   [PICTURE OF GARY R. BUESSER APPEARS HERE]

                             Gary R. Buesser, CFA
                              Tenure:  July 1997


--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                           [STYLE BOX APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 6/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1998 Morningstar, Inc.


--------------------------------------------------------------------------------
                           Performance and Returns*
--------------------------------------------------------------------------------


                                        Class A   Class B    Class C    Class Y
Inception Date                           1/3/95    1/3/95    1/3/95    10/15/86
 ................................................................................
Average Annual Returns
 ...............................................................................
1 year with sales charge                   5.97%     5.44%     9.47%      n/a
 ................................................................................
1 year w/o sales charge                   11.26%    10.44%    10.47%    11.56%
 ................................................................................
3 years                                   19.52%    19.93%    20.64%    21.81%
 ................................................................................
5 years                                      --        --        --     19.25%
 ................................................................................
10 years                                     --        --        --     16.75%
 ................................................................................
Since Inception                           23.25%    23.57%    24.08%    15.24%
 ................................................................................
Maximum Sales Charge                       4.75%     5.00%     1.00%      n/a
                                      Front End      CDSC      CDSC
 ................................................................................
12-month income dividends
per share                                 $0.13        --        --     $0.20
 ...............................................................................
12-month capital gain
distributions per share                   $1.01     $1.01     $1.01     $1.01
 ................................................................................

  *   Adjusted for maximum applicable sales charge

-------------------------------------------------------------------------------
                               LONG TERM GROWTH
-------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                                         S&P 400        Lipper Growth &
Date      Class A     S&P 500 Index   Mid-Cap Index    Income Fund Average     CPI
1/3/95      9,525         10,000          10,000              10,000          10,000
Jul-95     11,787         12,420          12,359              12,076          10,187
Jul-96     13,529         14,478          13,321              13,781          10,485
Jul-97     18,992         22,026          19,359              19,843          10,721
Jul-98     21,130         26,273          23,015              22,139          10,902

Comparison of change in value of a $10,000 investment in Evergreen Growth and Income Fund Class A, the Standard & Poor's 500 Index (S&P 500), the Standard and Poor's 400 Mid-Cap Index (S&P 400), the Lipper Growth & Income Funds Average (LGIFA), and the Consumer Price Index (CPI).


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S&P 500 Index, the S&P 400 Index, and the Lipper Growth & Income Funds Average are unmanaged market indexes and do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Growth and Income fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview

--------------------------------------------------------------------------------
What was the investment performance in the fiscal year?
--------------------------------------------------------------------------------

The Evergreen Growth and Income Fund Class A, B, C, and Y shares returned 11.26%, 10.44%, 10.47%, and 11.56% respectively, for the fiscal year ended July
31. These returns are unadjusted for applicable sales charges. The performance reflected a reversal in the fourth quarter of the fiscal year after significant gains in the first three quarters. The Fund's Class Y shares exceeded the 11.21% performance of the S&P 400 Mid-Cap Index, and even in the weak fourth quarter of the fiscal year, outperformed the S&P 400 Mid-Cap Index by 0.95%.1 The Fund held an above-average cash position (approximately 20% of assets) during much of the fiscal year, because we judged that market segments were overvalued, and together with international economic volatility, might provide attractive purchase opportunities. With the sharp decline in the stock market at quarter end, cash reserves began to be employed in purchasing quality companies with above-average growth prospects.


                                   Portfolio
                                Characteristics
                                ---------------
                         (as of 7/31/98 unless noted)

Total Net Assets                                                $2,147,320,878
 ................................................................................
Number of Holdings                                                         282
 ................................................................................
P/E Ratio*                                                               21.9x
 ................................................................................
Beta*                                                                     0.91
 ................................................................................
*as of 6/30/98


--------------------------------------------------------------------------------
What drove the Fund's performance?
--------------------------------------------------------------------------------

Considering the cautious cash position, the invested portfolio demonstrated strong performance. The leadership in performance came from a diverse group of companies, with the strongest in the broadcasting and communication fields, where we had established positions earlier with the expectation of significant benefits from both deregulation and growth. Six of the top ten performers in the Fund were in this category, four of which had gains of over 100% in the fiscal year; Mediaone Group, Inc., Chancellor Media Corp., Young Broadcasting Inc., Class A, and Century Telephone Enterprises, Inc. Pharmaceutical commitments also provided a group of performance leaders: Pfizer, Inc., +83.2%; Schering-Plough Corp., +76.5%; and Warner-Lambert Co., +73.7%.

Many issues added to the portfolio during the fiscal year provided outstanding gains. These gains were led by +105.2% in the shares of Lowe's Companies, Inc.; +98.8% in the shares of Warner-Lambert Co.; +96.6% in the shares of Kansas City Southern Industries, Inc.; and +67.9% in the shares of Home Depot, Inc. These top four led a group of 25 purchases which provided gains of 30% or more.


                                    Top 10
                                Equity Holdings
                                ---------------
                        (as a percentage of net assets)


McKesson Corp.                                                          1.5%
 ................................................................................
Webster Financial Corp.                                                 1.5%
 ................................................................................
Kansas City Southern Industries, Inc.                                   1.4%
 ................................................................................
Lincare Holdings, Inc.                                                  1.2%
 ................................................................................
Jacor Communications, Inc.                                              1.2%
 ................................................................................
Time Warner, Inc.                                                       1.1%
 ................................................................................
Schering-Plough Corp.                                                   1.0%
 ................................................................................
Pittston Brink's Group                                                  1.0%
 ................................................................................
Policy Management Systems Corp.                                         1.0%
 ................................................................................
Burlington Northern Santa Fe                                            1.0%
 ................................................................................


Several major gains were the result of merger and acquisition offers for our holdings. Evergreen Media Corp. was acquired by Chancellor Media Corp., and provided a +109.4% return to the Fund in the fiscal year, and Carson Pirie Scott & Co. was acquired by


/1/ The Fund will be using the S&P 400 Mid-Cap Index as a benchmark going forward. Previously, the Fund was compared to the S&P 500 which is a large cap index. The Fund invests in stocks of predominantly small to mid-sized companies and, therefore, the S&P 400 Mid-Cap Index is more appropriate.

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Growth and Income Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview


Proffitt's, Inc., with a +72.3% increase. A total of 22 companies in the portfolio either completed mergers or acquisitions, or had them pending at the end of the fiscal year. The financial group represented the largest number of these transactions; the pending SunTrust Banks, Inc. bid for Crestar Financial Corp. provided a +230.3% gain from the acquisition price in 1996; Central Fidelity Banks, Inc. acquisition, a +183.4% gain; Life Bancorp, Inc., a +44.5% gain; Life Re Corp., a +57.3% gain; and Firstar Corp., a +33.2% gain (the latter two are pending transactions). We view merger and acquisition offers for Fund holdings as a validation of our original analysis of them as undervalued issues. The results of the fiscal year sustained this thesis, with the range of acquisitions across ten industries suggesting that a continued broad analytical search for undervaluation is an appropriate long-term strategy for the Fund.


--------------------------------------------------------------------------------
Where were the disappointments in the fiscal year?
--------------------------------------------------------------------------------

The major disappointments were among smaller companies, especially those negatively impacted by the technology market slowdown, or temporary adversities caused by the Asian financial crisis. Illustratively, we had sold almost half of the Fund's position in specialty electronic components manufacturer, Unitrode Corp., early in the fiscal year, with a profit of over 128.8%. We held the balance with a view toward a longer term optimism, holding a much reduced position. Nonetheless, with a slow-down in the electronics components industry by fiscal year-end, the stock had declined 56.1%. In the case of other issues, such as KLA-Tencor Corp., we had similarly realized major gains (+115.0%), and then replaced the position at much lower prices. By year-end, however, even the low price purchases had declined in value by 20.1%. Among larger companies, our largest decline was in the shares of Union Pacific Corp., 40.4%. We considerably enlarged the position in this leading railroad system when the stock fell in value due to the problems of congestion involving the complexities of integrating the newly acquired Southern Pacific Rail Corp. We believe Union Pacific's railroad system will recover its previous high earnings power when it overcomes its short-term problems.



                               Top 5 Industries
                               ----------------
                        (as a percentage of net assets)


Healthcare Products & Services                                          11.4%
 ...............................................................................
Banks                                                                   9.1%
 ................................................................................
Industrial Specialty Products & Services                                6.8%
 ................................................................................
Finance & Insurance                                                     6.3%
 ................................................................................
Publishing, Broadcasting & Entertainment                                4.6%
 ................................................................................


The top performing groups for the fiscal year were Communications Systems and Services, +91.1%; Food & Beverage Products, +47.8%; Electric Utilities, +34.6%; Retail & Wholesale, +33.8%; Telecommunications Services and Equipment, +33.0%; and Health Care Products and Services, +31.6%. The weakest performers were: Oil Field Services, down 42.5%, and Information Services and Technology, down 24.6%. The decline in energy prices toward the end of the fiscal year was a source of adverse stock performance. The Fund's oil field service company holdings are concentrated in areas we believe will not be as negatively impacted as the industry, on average. Our concentration is on deep water drilling companies, where the very large scale of equipment mitigates against an excess supply forcing down capacity utilization and day rates.


--------------------------------------------------------------------------------
How is the Fund positioned for the new fiscal year?
--------------------------------------------------------------------------------

Anticipating the volatility and the probability of price declines, the Fund has held a substantial portion of its assets in short-term cash equivalents. This has given management the opportunity to utilize this sizable balance for the careful purchase of undervalued securities in periods of market weakness. As the stock market deteriorated toward the end of the fiscal year

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Growth and Income Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


and into August, we have been actively increasing stock investments. The deterioration was particularly marked among smaller companies, as evidenced by the 14% decline in the S&P Mid-Cap Index and the 20% decline in the Russell 2000 Index from their April 22 highs through August 24. The performance of these indices underlines the extent to which the stock market penalized smaller to mid-capitalization companies, while rewarding larger companies and, particularly, the higher price/earnings ratio group.

Our "value timing" investment strategy is focused on long-term capital gains in companies which are undervalued in relation to their earnings growth, cash flow, and asset realization possibilities. We are taking advantage of weakness in the pricing of financial institutions to add to the Fund's holdings in banks, especially mid-sized regional banks, which will play an important role in future industry consolidations. We continue to add to holdings in the securities brokerage and investment banking field where positions were established in the 1998 fiscal year. This has proven a highly rewarding group, beginning with our purchase of Edwards (A.G.), Inc. early in the year, and followed by Lehman Brothers Holdings, Inc. and Paine Webber Group, Inc. We anticipate both growth for this industry and a continuing trend of acquisitions with the building of multi-faceted financial service businesses.

The portfolio is further participating in the utility industry, based on restructuring opportunities. In its fiscal year, the Fund had a +54.5% increase from its purchase of Energy East Corp. (formerly New York State Electric and Gas Corp.), which is in the process of restructuring. Toward the end of the year, a position was established in Marketspan Corp., the merger of Brooklyn Union Gas Co. and Long Island Lighting Co. Our emphasis on the growth possibilities of the technologies of biological science and the pharmaceutical industry continues, with a recent increase in our investment in Perkin-Elmer Corp. (whose genetics instrument technology is a leading one), and Beckman Coulter, Inc. (whose leadership in analytical instruments is expected to be accelerated by a recent merger).

Several real estate investment trust positions were recently increased, because the market setback which this industry has had since its strong performance in the fourth quarter of 1997 has created meaningful new values. For the first time in many months, numbers of well-established real estate investment trusts are selling below the indicated value of their underlying property holdings.

In summary, undervalued growth opportunities continue to be the central goal of this Fund, utilizing the "value timing" strategies which are at the core of its twelve year performance record.

Will the Fund continue to hold a large cash reserve?

Our objective is to have a more normal cash reserve position, and an almost fully invested strategy. Market and individual company setbacks are providing the "value timing" opportunities to effectively utilize the cash reserves. For example, an inventory problem at Penney (J.C.) Co., Inc. developed during a particularly strong retail period, led to an over 20% decline in its stock price. We then began to accumulate this stock for the Fund, and at this writing, have established a meaningful position. Similarly, a setback experienced in the demand for chemical products led us to increase the position in Du Pont (E.I.) De Nemours & Co., Inc. Anticipating recovery because of new products, we saw a "value timing" opportunity in the shares of Acuson Corp., a leading ultrasound company, which should allow it to increase market share in its growth medical technology industry. In these, and in many other cases, our intensive research effort is expected to provide opportunities to capitalize on the cautious positioning which we established for the Fund in the 1998 fiscal year. It should form the base for significant long-term capital appreciation.

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Income and Growth Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of July 31, 1998


The Fund's performance was helped by investments in companies in a number of different industries, including: healthcare, banks and thrifts, telecommunications, and consumer-related stocks.



                                   Portfolio
                                  Management
--------------------------------------------------------------------------------

                 [PICTURE OF NOLA MADDOX FALCONE APPEARS HERE]

                           Nola Maddox Falcone, CFA
                             Tenure:  August 1978


                  [PICTURE OF IRENE D. O'NEILL APPEARS HERE]

                               Irene D. O'Neill
                            Tenure:  December 1997

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                           [STYLE BOX APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 6/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1998 Morningstar, Inc.


--------------------------------------------------------------------------------
                           Performance and Returns*
--------------------------------------------------------------------------------

                                    Class A   Class B   Class C    Class Y
Inception Date                       1/3/95    1/3/95    1/3/95    8/31/78
 ................................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge               2.80%     2.29%     6.16%       n/a
 ................................................................................
1 year w/o sales charge                7.93%     7.13%     7.13%      8.16%
 ................................................................................
3 years                               12.55%    12.77%    13.56%     14.68%
 ................................................................................
5 years                                  --        --        --      10.90%
 ................................................................................
10 years                                 --        --        --      10.78%
 ................................................................................
Since Inception                       14.85%    14.99%    15.56%     14.25%
 ................................................................................
Maximum Sales Charge                   4.75%     5.00%     1.00%       n/a
                                   Front End    CDSC       CDSC
 ................................................................................
30-day SEC Yield                       2.16%     1.50%     1.60%      2.53%
 ...............................................................................
12-month income dividends
per share                           $  1.02   $  0.85   $  0.85   $   1.08
 ................................................................................
12-month capital gain
distributions per share             $  1.59   $  1.59   $  1.59   $   1.59
 ................................................................................

*    Adjusted for maximum applicable sales charge

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


 Date             Class A          Wilshire 5000          LIFA             CPI

1/3/95              9,525              10,000            10,000           10,000
Jul-95             10,962              12,415            11,504           10,187
Jul-96             11,847              14,239            12,602           10,485
Jul-97             15,210              20,960            15,440           10,721
Jul-98             16,409              25,821            16,727           10,902



Comparison of change in value of a $10,000 investment in Evergreen Income and Growth Fund Class A, the Wilshire 5000 Index, the Lipper Income Funds Average
(LIFA), and the Consumer Price Index (CPI).



Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Wilshire 5000 Index and the Lipper Income Funds Average are unmanaged market indexes and do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Income and Growth Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview

How did the Fund perform during the year?

In the fiscal year ended July 31, 1998, the Fund sustained its above-average dividend distributions. For Class Y shares, the oldest class, these dividends were $0.27 per share each quarter, providing a yield in the top quartile of the Lipper Income Funds category. The Class Y shares have been able to sustain at least this level of dividend for the past 13 years. Yet, the Class Y shares have had an average annual total return of 14.25% since inception of the Fund on August 31, 1978. During the 12-month period that ended on July 31, 1998, the Fund's Class Y shares had a return of 8.16%. Class A, B and C shares had total returns of 7.93%, 7.13% and 7.13% respectively, unadjusted for applicable sales charges. During the same period the average return on the Lipper Income Funds category was 8.37% and the Wilshire 5000 Index had a return of 17.05%.


                                   Portfolio
                                Characteristics
                                ---------------
                         (as of 7/31/98 unless noted)

Total Net Assets                                                    $950,653,827
 ................................................................................
Number of Holdings                                                           150
 ................................................................................
P/E Ratio*                                                                 18.8x
 ................................................................................
Beta*                                                                       0.87
 ................................................................................
*as of 6/30/98



How would you describe the long-term strategy of the Fund?

The Fund is designed to be an income-producing alternative to bond investing while providing growth for greater protection against inflation. The investment strategy uses high yield undervalued convertible bonds, convertible preferred stocks, and common stocks to enhance both the Fund's income and defensive quality while aiming for significant capital appreciation.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(as a percentage of net assets)

[PIE CHART APPEARS HERE]       Common Stock -- 65.7%
                               Convertible Preferred Stock -- 30.1%
                               Convertible Debentures -- 3.3%
                               Cash/Cash Equivalents -- 0.9%


What were some of the major contributors to performance?

The Fund's performance was helped by investments in companies in a number of different industries, including: healthcare, banks and thrifts, telecommunications, and consumer-related stocks.

Within the general health group, a leading performer was Bristol-Myers Squibb Co., which has produced a steady flow of new products that helped propel the company stock to a 44.7% return during the year. Another leading performer in the health group was ADAC Laboratories. This company has introduced an important imaging device that helps determine the spread of cancer. With strong revenue growth, this company's stock had a return of 39.8% during the fiscal year. A third health-related company that was a significant performer was Shared Medical Systems Corp., which provides computerization services that help hospitals and other health providers increase their operating efficiency. The stock in this company was up 41.4% during the fiscal year.

One of the principal investment themes at Evergreen is to invest in companies that we believe are temporarily

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Income and Growth Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


out of favor in the stock market, but have attractive underlying value. We call this the "value timing" strategy. A good example of this strategy in action was the Fund's investment in American Home Products, a major pharmaceutical company. The Fund purchased the stock on September 18, 1997, after the company's stock price had suffered a steep decline in the face of the controversy over the effects of the weight-control drug Fen-Phen. Our analysis indicated that the market had over-reacted to the potential liability and that the company's stock price was significantly undervalued. The stock produced a return of 46.4% for the Fund from the investment to the end of the fiscal year.

Consolidation has helped the investments in the bank and thrift industries, despite a slowdown in merger announcements by smaller banking institutions during the second half of the fiscal year as attention turned to merger announcements of very large banks. Among the investments that generated large returns for the Fund were several banks and thrifts that were acquired by larger banks. They included Firstbank of Illinois Co., which produced a return of 365% since the initial investment in March, 1991; Hudson Chartered Bancorp Inc., produced a 367% return since the Fund's investment in December, 1992; and Eagle Financial Corp., which produced a 280% return since the investment in November, 1992.

Among banks that have not been taken over, the best performers were M&T Bank Corp. (formerly First Empire) of Buffalo, New York, which rose 59.3% during the year, and First American Corp. of Tenn., which took over another Fund holding; Deposit Guaranty Corp. The investment in First American returned 67.3% during the year.

                                    Top 10
                                Equity Holdings
                                ---------------
                        (as a percentage of net assets)
                        -------------------------------

Telecom Corp. New Zealand Ltd.                                              4.1%
 ................................................................................
AirTouch Communications, Inc., 6.00%, Conv. Pfd.                            3.6%
 ................................................................................
Qualcomm Financial Trust I, 5.75%, Conv. Pfd.                               3.3%
 ...............................................................................
Marketspan Corp.                                                            3.0%
 ................................................................................
Wendy's Financing I, 5.00%, TECONS                                          2.8%
 ................................................................................
Houston Industries, Inc., 7.00%, ACES                                       2.8%
 ................................................................................
Armstrong World Industries, Inc.                                            2.1%
 ................................................................................
Meditrust Co. REIT                                                          2.0%
 ................................................................................
Bankers Trust Corp.                                                         2.0%
 ................................................................................
Peoples Energy Corp.                                                        1.9%
 ................................................................................


Telecommunications-related investments helped the Fund significantly. In fact, the leading contributor to performance during the fiscal year was Frontier Corp., which was up 67.3%. This company, the former Rochester Telephone Company, has expanded its long distance footprint through a savvy investment in the Quest Communications network, a nationwide state of the art fiber optic network which provides integrated voice, data and video communications.
Frontier is also a potential acquisition candidate. Another telecommunications investment that helped the Fund's performance was the Air Touch Communications Convertible Preferred shares which were up 52% in the year. This company provides telecommunications services around the world. Worldcom, Inc. which has announced its intention to buy MCI, also provided a return of 54.8% for the Fund during the year as investors began to understand the potential for global growth in the telecommunications industry. These three telecommunications companies have potential to make inroads in telecom markets less encumbered by regulation such as that which impacts the Regional Bell Operating Companies.

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Income and Growth Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


Consumer-related stocks were a fourth group that helped performance. One of the leading contributors was La-Z-Boy Chair Co., which had a 51.5% return since the Fund's investment on August 4, 1997.

The primary weak areas were in the investments in foreign stocks, energy stocks and real estate investment trusts (REITs). Foreign investments, particularly Australian investments, suffered in sympathy with the economic crisis in Asia. During the year, we significantly reduced the foreign weighting in the Fund to decrease the vulnerability to problems in Asia.

Energy-related stocks were hurt by the mild winter reducing the need for heat and the worldwide slump in oil prices, while real estate stocks in general lagged the overall market.


                               Top 5 Industries
                               ----------------
                        (as a percentage of net assets)
                        -------------------------------

Banks                                                                      16.1%
 ...............................................................................
Utilities - Electric                                                        9.2%
 ................................................................................
Real Estate                                                                 7.4%
 ................................................................................
Telecommunication Services & Equipment                                      7.4%
 ................................................................................
Utilities - Gas                                                             7.1%
 ................................................................................


What Is your Outlook?

We expect the U.S. economy to grow with inflation remaining low. The equity market should be positive, particularly with the continued flow of funds into stocks and the persistence of merger-and-acquisition activity. We do have concerns, however, about the slowdown in Asia and the effect it is having on manufacturing employment in the United States. Because of this, we believe the market may experience continued volatility, which should produce opportunities for our value timing strategy. During the past year, the performance of the major market indices has been helped chiefly by a very narrow base of stocks of a relatively few large companies. We believe this has left very attractive investment opportunities in the securities of other companies. We believe our research discipline should enable us to identify opportunities to buy high-quality issues with attractive yield at attractive valuations. This positive outlook, combined with the possibility of further gains from merger-and-acquisition activity, gives us confidence for improving performance during the coming year.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Small Cap Equity Income Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of July 31, 1998


We continued to manage the Fund with a consistent emphasis on undervalued income securities of small companies.



                                   Portfolio
                                  Management
--------------------------------------------------------------------------------

                 [PICTURE OF NOLA MADDOX FALCONE APPEARS HERE]

                           Nola Maddox Falcone, CFA
                             Tenure:  October 1993


--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE1
--------------------------------------------------------------------------------

                           [STYLE BOX APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 6/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1998 Morningstar, Inc.



--------------------------------------------------------------------------------
                           Performance and Returns*
--------------------------------------------------------------------------------
                                      CLASS A    CLASS B    CLASS C    CLASS Y
Inception Date                        1/3/95     1/3/95     1/24/95    10/1/93
 ................................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge               (1.66%)    (2.51%)      1.49%       n/a
 ................................................................................
1 year w/o sales charge                 3.24%      2.49%       2.49%      3.57%
 ................................................................................
3 years                                17.70%     18.03%      18.67%     19.99%
 ...............................................................................
Since Inception                        19.30%     19.51%      20.01%     15.62%
 ................................................................................
Maximum Sales Charge                    4.75%      5.00%       1.00%       n/a
                                    Front End     CDSC       CDSC
 ................................................................................
12-month income dividends
per share                            $  0.28    $  0.19    $   0.19   $   0.33
 ................................................................................
12-month capital gain
distributions per share              $  0.19    $  0.19    $   0.19   $   0.19
 ................................................................................

*    Adjusted for maximum applicable sales charge


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


 Date       Class A      Russell 2000      Wilshire Small Cap Value       CPI

1/3/95        9,525         10,000                   10,000              10,000
Jul-95       10,984         12,100                   11,736              10,187
Jul-96       12,750         12,936                   12,957              10,485
Jul-97       18,214         17,256                   18,016              10,721
Jul-98       18,804         19,777                   18,965              10,902



Comparison of change in value of a $10,000 investment in Evergreen Small Cap Equity Income Fund Class A, the Russell 2000 Index, Wilshire Small Cap Value Index, and the Consumer Price Index (CPI).




Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Russell 2000 Index and the Wilshire Small Cap Value Index are unmanaged market indexes and do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Small Cap Equity Income Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


How did the Fund perform?

During the past year, the Fund faced a difficult market climate not only for small cap stocks, but also for value-oriented stocks. This has been a market where large cap stocks with high price/earnings ratios excelled as small caps lagged and lost ground, especially in the latter part of the Fund's fiscal year. An Evergreen study of the performance of various sectors of the market during the first seven months of 1998 showed that large companies in the top 25% in terms of price/earnings ratio had a total return of almost 50%. During the same seven-month period, small cap companies in the lowest 25% in terms of price/earnings ratios had a return of (5%). Nevertheless, for the second consecutive year, the Fund was listed by Barron's, a leading financial magazine, among the top 100 Funds in the United States based on risk-adjusted performance for the preceding three years.

For the 12 months that ended on July 31, 1998, the Fund's Class Y shares had a total return of 3.57%. The Class A shares had a return of 3.24%, while Class B and C shares each had returns of 2.49%, beating the benchmark Russell 2000 Index, a commonly used barometer of the small company stock market, which had a return of 2.31%. These returns are unadjusted for applicable sales charges.
The Wilshire Small Cap Value Index had a total return of 5.27%. Since the Fund's inception on October 1, 1993, the Small Cap Equity Income Fund's Class Y shares have had a cumulative total return of 101.74%, compared to a 77.64% return of the Russell 2000 and an 82.72% return of the Wilshire Small Cap Value Index.


                                   Portfolio
                                Characteristics
                                ---------------
                         (as of 7/31/98 unless noted)
                         ----------------------------

Total Net Assets                                                    $307,086,083
 ................................................................................
Number of Holdings                                                           150
 ................................................................................
P/E Ratio*                                                                 15.1x
 ................................................................................
Beta*                                                                       0.54
 ...............................................................................
*as of 6/30/98


What strategies did you emphasize during the year?

We continued to manage the Fund with a consistent emphasis on undervalued income securities of small companies. We believe over the long run, this will give the Fund the opportunity to generate strong performance with more price protection in periods of volatility than the typical small company stock fund.

We sought out securities of small companies with market capitalizations of less than $1 billion that had one or more of the following characteristics:

  . Low cash-flow multiples or attractive prices relative to the cash flow they are able to generate, with an operating catalyst to propel earnings growth.

  .  Hidden assets that management intends to deploy to achieve growth.

  . Stock prices that are temporarily depressed because of some event in the market and that have the opportunity to recover based upon our analysis of future cash flows. These are candidates for Evergreen's "value timing" strategy which seeks out temporarily out-of-favor stocks.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Small Cap Equity Income Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview



  . Restructuring enterprises which are re-allocating capital resources to improve profitability.

  . Potential merger-and-acquisition candidates that can take advantage of consolidation trends in their industries or the general economy.

The Fund invests exclusively in securities that offer yield. In industries such as technology where stocks traditionally have not paid dividends, we have looked for opportunities among convertible securities as a way to invest in growth with yield. We also have found that investments in convertible preferred stock and convertible debentures also offer more price protection and lower volatility than investments in the underlying stock.


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(as a percentage of net assets)


[PIE CHART APPEARS HERE]        Common Stock -- 69.3%
                                Convertible Preferred Stock -- 12.0%
                                Convertible Debentures -- 13.8%
                                Cash/Cash Equivalents -- 4.9%



                                    Top 10
                                Equity Holdings
                                ---------------
                        (as a percentage of net assets)
                        -------------------------------

Curtiss Wright Corp.                                                        3.0%
 ...............................................................................
Boston Acoustics, Inc.                                                      2.9%
 ................................................................................
Matthews International Corp. Cl. A                                          2.7%
 ................................................................................
CPI Corp.                                                                   2.5%
 ................................................................................
Owens & Minor Trust I, 5.375%, TECONS                                       2.2%
 ................................................................................
Hardinge Brothers, Inc.                                                     2.1%
 ................................................................................
Lodgian Capital Trust I, 7.00%, CRESTS                                      1.8%
 ................................................................................
York Group, Inc.                                                            1.8%
 ................................................................................
Hvide Capital Trust, 6.50%, Conv. Pfd.                                      1.8%
 ................................................................................
Knape & Vogt Manufacturing Co.                                              1.6%
 ...............................................................................


What are some examples of the implementation of each of these strategies?

Let's look first at companies with low cash-flow multiples and catalysts for earnings growth. A clear example is Knape & Vogt Manufacturing, which has made drawer-operating systems for wood office furniture. This company, whose stock is attractively priced and yet offers a 3 1/2% yield, is entering the metal desk slide market, with a potential increase in sales of $30 million, or 17%. The company can enter this market without any additional capital investments, which means its return on capital has the potential to increase substantially. The company also has shown an ability to operate more efficiently and reduce inventories, using the proceeds from cost-savings to reduce debt.

An example of a company with a hidden asset is Curtiss-Wright Corp., which manufactures components such as landing gear transmissions and flaps for Boeing 737's. This company had cash reserves equal to $7 per share of its stock, with another $12 per share in over-funded pension contributions. Earlier this year, it started using its cash reserves to make acquisitions that allowed it to increase sales by 30%. Over the year, this company's stock has had a return of 43.5%.

The York Group, Inc., is an excellent example of how Evergreen's "value timing" strategy can find attractive opportunities. The stock price of this casket manufacturer fell from $23 to $16 on news that it had lost a major contract with a customer that had been responsible for 20% of sales. Our analysis of the company's remaining business, however, indicated that it was worth substantially more than the current stock price. This company remains profitable, with a high return on capital and an extremely strong position selling to independent funeral home operators.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Small Cap Equity Income Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


CPI Corp. illustrates the Fund's investment theme of investing in companies that are re-structuring, or changing their capital allocation. This company sold its underperforming photo finishing business to Kodak, and used the proceeds to buy back one-third of the outstanding stock. Its principal remaining business is operating portrait studios in Sears stores. This is a profitable, improving business that generates strong cash flow.


How has the mergers-and-acquisition trend affected the Fund during the year?

Industry consolidation has had a huge impact on the Fund. During the year, 18 companies in the portfolio have either merged or been acquired or had announcements of pending mergers. We have had 13 completed for an average gain to the Fund of 89.6%.

Among acquisitions that have been completed, we have gains of: 352% in Kinetic Concepts, Inc., purchased in July 1994; 257.8% from Hudson Chartered Bancorp, Inc., purchased in January 1996; 117.7% from Computer Language Research purchased in October 1993; 91.3% from California State Bank purchased in August 1997; 69.9% from People's Savings Financial Corp., purchased in December 1993; and 55.7% from BGS Systems, Inc., purchased in July 1996. Currently, we have five pending mergers or takeovers, the most recent of which is First Palm Beach.


                               Top 5 Industries
                               ----------------
                        (as a percentage of net assets)
                        -------------------------------

Consumer Products & Services                                               10.5%
 ................................................................................
Banks                                                                       7.0%
 ................................................................................
Oil Field Services                                                          6.0%
 ................................................................................
Utilities -- Gas                                                            5.9%
 ...............................................................................
Electrical Equipment & Services                                             5.8%
 ................................................................................


What industry sectors have helped the Fund's performance during the year?


Two areas stand out: banks and consumer products and services. Banks were the best performing sector, despite a period in which the market's attention was captured by news of mergers among very large financial companies. We believe, however, that the consolidation trend will resume among the smaller companies, to the benefit of the fund.


What sectors have not helped the Fund's performance?

Performance was not helped by the real estate investment trusts, or REITs, which slumped during the year, or by investments in energy companies, which were hurt by a mild winter and the effects of slumping oil prices. While energy-related stocks were, in general, relatively poor performers during the period, the Fund attempted to take advantage of temporary weakness in the energy sector to build up its position. We believe that the price of oil ultimately should stabilize and that values can be found among companies whose stocks had suffered unfairly in the general industry slump.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Small Cap Equity Income Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


What is your outlook?

We have a positive outlook for the Evergreen Small Cap Equity Income Fund because of several trends we see, including:

  .  A continuation of the general consolidation trend in American industry;

  . Signs of a growing recognition of the attractive values to be found among small company stocks;

  .  Positive earnings reports from many small companies.

The general merger-and-acquisition trend is not losing steam. Deals totaling $900 billion were announced during the first half of the year, and the U.S. Department of Justice's Anti-Trust Division has estimated the total should reach $1.75 trillion by the end of the year. The strong stock market that has been favoring large company stocks has given the big companies high stock valuations they can use as currency to buy smaller companies that have been reporting stronger growth. Often, larger companies can buy fast-growing small companies at prices that result in improved earnings-per-share performance for the larger companies.

Moreover, investment and pension fund consulting companies increasingly are recommending that their clients enlarge small company stock allocations in their overall portfolios because of the attractive valuations. Any growth in institutional investors' purchases of small company stocks should have a significant effect on cash flow, and therefore stock prices, in the small stock sector.

Finally, a large portion of the Fund's holdings have issued positive earnings reports through the fiscal period, validating the value of the independent research by the Evergreen investment team and supporting our view that small company value investments that also offer yield have strong potential for the remainder of 1998.







Funds that invest in stocks of small companies, also called small-cap stocks, involve certain risks and, therefore, may not be appropriate for all investors. Although they may offer the potential for greater long-term returns, they also may experience greater price volatility due to their limited focus on a particular industry, market, product, or service, or because they invest in smaller, less established companies.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                 Utility Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of July 31, 1998


We remain committed to our long-term strategy of pursuing quality utility companies with strong industry positioning that offer investors a high income, defensively oriented investment option.


                                   Portfolio
                                  Management
--------------------------------------------------------------------------------

                    [PICTURE OF PAUL DILELLA  APPEARS HERE]

                                 Paul DiLella
                               Tenure: May 1996


                [PICTURE OF DORIS KELLEY-WATKINS APPEARS HERE]

                             Doris Kelley-Watkins
                             Tenure: February 1997


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                           [STYLE BOX APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 6/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1998 Morningstar, Inc.


--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------
                                        CLASS A   CLASS B   CLASS C    CLASS Y
Inception Date                           1/4/94    1/4/94    9/2/94    2/28/94
 ................................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge                  11.73%    11.31%    15.31%       n/a
 ................................................................................
1 year w/o sales charge                   17.30%    16.31%    16.31%     17.60%
 ................................................................................
3 years                                   14.25%    14.44%    15.16%     16.34%
 ................................................................................
Since Inception                           10.72%    10.79%    14.25%     13.70%
 ................................................................................
Maximum Sales Charge                       4.75%     5.00%     1.00%       n/a
                                       Front End    CDSC      CDSC
 ................................................................................
12-month income dividends
per share                               $  0.44   $  0.36   $  0.36   $   0.48
 ................................................................................
12-month capital gain
distributions per share                 $  1.12   $  1.12   $  1.12   $   1.12
 ................................................................................

*    Adjusted for maximum applicable sales charge


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


 Date      Class A     S & P Utilities Index     S & P 500 Index      CPI

1/4/94       9,525             10,000                 10,000         10,000
Jul-94       9,154              9,181                  9,979         10,178
Jul-95      10,179              9,946                 12,584         10,460
Jul-96      11,197             10,724                 14,669         10,765
Jul-97      13,586             17,509                 22,317         11,008
Jul-98      15,936             20,251                 26,621         11,193


Comparison of change in value of a $10,000 investment in Evergreen Utility Fund Class A, the Standard and Poor's Utility Index (S&P Utilities), the Standard and Poor's 500 Index (S&P 500), and the Consumer Price Index (CPI).






Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S&P Utility Index and the S&P 500 Index are unmanaged market indices and do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                 Utility Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


How did the Fund perform over the past twelve months?

The Fund's Class A, B, C, and Y shares had a total return of 17.30%, 16.31%, 16.31% and 17.60%, respectively, for the year ended July 31, 1998. These returns are unadjusted for applicable sales charges. The Fund's returns trailed the 20.99% return of its benchmark, the S&P Utilities Index.


                                  Portfolio
                                Characteristics
                                ---------------
                         (as of 7/31/98 unless noted)


Total Net Assets                                                 $141,256,313
 ................................................................................
Number of Holdings                                                         38
 ................................................................................
P/E Ratio*                                                              18.6x
 ................................................................................
Beta*                                                                    0.73
 ................................................................................
*as of 6/30/98


How did the market environment impact performance during the fiscal year?

Over the past 12 months, we experienced an exceptionally narrow market advance in which a select handful of the largest stocks surged while the majority of companies lagged. For example, during the first six months of 1998 the ten largest stocks in the S&P 500 rose 31.7%, while the equally weighted average of all 500 stocks rose just 8.6%; amazingly, nearly a third actually declined.

In addition, investors have flocked to stocks which they perceive to have higher prospects for growth, such as technology, while shunning higher dividend paying companies such as utilities. Undoubtedly, the narrow market advance combined with this rotation towards growth-oriented stocks had an adverse impact on the Fund's performance. The simple fact that roughly 75% of the portfolio is invested in utility stocks -- an income-oriented sector which lagged the broad market substantially -- accounts for the Fund's rather dramatic underperformance versus the S&P 500 Index.


                               Top 5 Industries
                               ----------------
                        (as a percentage of net assets)
                        -------------------------------

Utilities -- Electric                                                   56.7%
 ................................................................................
Utilities -- Telephone                                                  14.4%
 ................................................................................
Utilities -- Gas                                                         5.1%
 ................................................................................
Information Services & Technology                                        4.0%
 ................................................................................
Communication Systems & Services                                         3.3%
 ................................................................................


What adjustments did you make to the portfolio?

It has been extremely frustrating to watch the market climb higher while utility stocks -- and utility funds -- continue to struggle. Despite any short-term volatility, however, we remain committed to our long-term strategy of pursuing quality utility companies with strong industry positioning that offer investors a high income, defensively oriented investment option.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                 Utility Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


During the final months of the fiscal period, we made some adjustments regarding individual securities which we feel will benefit performance going forward. We sold EVI Inc., a manufacturer of oilfield tools and equipment, due to a deterioration in their earnings prospects, but not before capturing a solid gain. With the proceeds from this sale, we purchased R&B Falcon Corp., a worldwide provider of contract drilling services. We feel R&B Falcon represents an attractively valued opportunity and was added following a substantial decline in its share price as a result of plunging oil prices.


                                    Top 10
                               Equity Holdings
                               ---------------
                       (as a percentage of net assets)


Houston Industries, Inc.                                                6.1%
 ................................................................................
Sprint Corp.                                                            6.0%
 ................................................................................
Companhia Paranaense de
  Energia-Copel, Plc, ADR, Conv. Pfd.                                   3.8%
 ................................................................................
Marketspan Corp.                                                        3.5%
 ................................................................................
AirTouch Communications, Inc., 6.00%, Conv. Pfd.                        3.3%
 ................................................................................
BNDES Participacoes S.A., Conv. Pfd.                                    3.1%
 ...............................................................................
Central Hudson Gas & Electric Corp.                                     3.1%
 ................................................................................
Pinnacle West Capital Corp.                                             3.0%
 ................................................................................
U.S. West, Inc.                                                         3.0%
 ...............................................................................
Felcor Lodging Trust, Inc. REIT                                         2.8%
 ................................................................................


What areas positively impacted performance?

The Fund's 14% position in Utilities -- Telephone, as of July 31, 1998, enjoyed a relatively strong fiscal year despite a difficult period for the utility sector in general. For example, three of the portfolio's holdings -- Ameritech, U.S. West and Bellsouth -- posted total returns of 52%, 52% and 49%, respectively. Other noteworthy non-telephone companies include Enron, up 43%, and Houston Industries (exchangeable for Time Warner common stock), up 48%.


What is your outlook for the utility industry?

The utility industry has experienced some volatility over the past couple of years as the effects of deregulation have intensified competition and changed the operating environment within the utility sector. Subsequently, utility companies are increasingly embracing mergers as an effective vehicle to gain market share and diversify their source of earnings growth. We anticipate consolidation among utility companies to continue going forward and are actively searching for companies that will benefit from this trend.

We are also confident that as the market rotation toward growth-oriented issues reverses itself, income-oriented stocks -- and the utility sector in particular -- will enjoy improved performance. We feel the Evergreen Utility Fund offers investors an attractive investment option, especially considering the stock market's current valuation. We continue to adhere to our long-term strategy of providing shareholders a diversified, high income portfolio with defensive characteristics.

--------------------------------------------------------------------------------
                                  EVERGREEN
                                  Value Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of July 31, 1998


We try to identify good companies with attractive stock prices where we can find improvements in operating performance.


                                   Portfolio
                                  Management
--------------------------------------------------------------------------------

                   [PICTURE OF MATTHEW D. FINN APPEARS HERE]


                             Matthew D. Finn, CFA
                              Tenure:  March 1998


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                           [STYLE BOX APPEARS HERE]


Morningstar's Style Box is based on a portfolio date as of 6/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1998 Morningstar, Inc.


--------------------------------------------------------------------------------
                           Performance and Returns*
--------------------------------------------------------------------------------

                                 CLASS A   CLASS B   CLASS C    CLASS Y
Inception Date                   4/12/85    2/2/93    9/2/94    1/31/91
 ...............................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge            4.35%     4.18%     7.83%      n/a
 ................................................................................
1 year w/o sales charge             9.55%     8.69%     8.74%      9.79%
 ................................................................................
3 years                            17.89%    18.21%    18.95%     20.08%
 ................................................................................
5 years                            16.19%    16.30%       --      17.62%
 ................................................................................
10 years                           14.71%       --        --         --
 ................................................................................
Since Inception                    14.05%    15.41%    18.64%     16.85%
 ................................................................................
Maximum Sales Charge                4.75%     5.00%     1.00%      n/a
                                Front End     CDSC      CDSC
 ................................................................................
12-month income dividends
per share                          $0.29     $0.12     $0.12      $0.35
 ...............................................................................
12-month capital gain
distributions per share            $4.38     $4.38     $4.38      $4.38
 ................................................................................

* Adjusted for maximum applicable sales charge


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------
                           [LINE GRAPH APPEARS HERE]

 Date             Class A            S & P 500 Index            CPI

Jul-88             9,525                 10,000                10,000
Jul-89            12,580                 13,193                10,498
Jul-90            13,322                 14,051                11,004
Jul-91            14,841                 15,844                11,494
Jul-92            16,426                 17,870                11,857
Jul-93            17,741                 19,430                12,186
Jul-94            19,070                 20,433                12,523
Jul-95            22,926                 25,768                12,869
Jul-96            25,310                 30,037                13,245
Jul-97            35,996                 45,698                13,544
Jul-98            39,434                 54,510                13,772


Comparison of change in value of a $10,000 investment in Evergreen Value Fund Class A, the Standard and Poor's 500 Index (S&P 500), and the Consumer Price Index (CPI).


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S&P 500 Index is an unmanaged market index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                  Value Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


How did the Fund perform during the fiscal year?

The Fund performed positively during a period in which the stock market did not favor the value style of investing. For the 12 months ended July 31, 1998, the Evergreen Value Fund's Class A shares had a total return of 9.55%, while the Class B shares had a total return of 8.69% and the Class C shares had a return of 8.74%. These returns are unadjusted for applicable sales charges. The Class Y shares had a return of 9.79% for the fiscal year. During the same 12-month period, the S&P 500 Index had a return of 19.29% and the S&P's Barra Value Index had a return of 13.33%.


                                   Portfolio
                                Characteristics
                                ---------------
                         (as of 7/31/98 unless noted)


Total Net Assets                                                   $990,822,366
 ................................................................................
Number of Holdings                                                           93
 ................................................................................
P/E Ratio*                                                                23.8x
 ................................................................................
Beta*                                                                      0.97
 ................................................................................
*as of 6/30/98


How would you describe the investment environment during the 12 months?

The environment has been dominated by concerns about economic activity in Asia and the impact it will have on Asia's trading partners. Investors have been taking the Asian crisis into consideration since the third and fourth quarters of 1997, although we did have a great move in the U.S. stock market early in 1998. Two types of companies dominated the rally in the U.S. The first were larger capitalization, stable growth companies which are less susceptible to a fall-off in economic activity. The second were domestically oriented companies, such as retailers. This rally appears to have peaked in July, before a correction set in. Again, investors were concerned about the pace of economic activity associated with the effects of Asia.

Worldwide, the impact of Asia also has been felt in emerging markets, including Latin America and Russia. The U.S. consumer and the European industrial sectors have been the most influential sources of the earnings of multi-national corporations during the past year.


You became portfolio manager of the Fund, effective on March 16, 1998. How would you describe your investment style?

The objective and the investment style of the Fund have not changed. We try to identify good companies with attractive stock prices where we can find improvements in operating performance. This is very consistent with the manner in which previous managers have operated. We look for growth of capital first, with income as a secondary objective.

The Fund invests primarily in value-oriented, large capitalization companies with improving fundamentals. It is a value strategy that emphasizes quality companies.


                               Top 5 Industries
                               ----------------
                        (as a percentage of net assets)
                        -------------------------------

Banks                                                                      19.3%
 ................................................................................
Healthcare Products & Services                                             13.0%
 ................................................................................
Finance & Insurance                                                        10.3%
 ................................................................................
Oil / Energy                                                                8.6%
 ................................................................................
Information Services & Technology                                           7.1%
 ...............................................................................

--------------------------------------------------------------------------------
                                   EVERGREEN
                                  Value Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview



Within this context, what areas have you emphasized in managing the Fund?

The largest areas of emphasis have been in healthcare, financial services and some technology. In terms of relative weightings versus the large-capitalization, value indexes, the heaviest overweighting has been in healthcare, predominately pharmaceutical companies. We have found in this industry the best combination of revenue growth, reasonable valuations and stability of earnings. In addition to increasing our overall weighting, we have added new positions in companies such as Merck and Pharmacia & Upjohn. We also sold the stocks of several companies when we became uncomfortable with their valuation levels, including Tenet Healthcare Corp. and HEALTHSOUTH Corp.

Financial services companies accounted for nearly 30% of net assets at the end of the period. This has been a significant area of emphasis, even though we are somewhat underweighted versus the value indexes. We have found valuations that are still relatively attractive and we have been able to invest in companies that we believe can achieve their earnings estimates. In addition, we don't think any downturn will be large enough to affect overall credit quality. Moreover, we believe the Federal Reserve Board's disposition will be to lower short-term rates, which should benefit financial services companies. Beyond increasing the emphasis on the financial services industry overall, we have added a number of specific companies to the portfolio, including Federal National Mortgage Association and ReliaStar Financial, an insurance company.

We have emphasized technology because we have found attractive stock valuations and we believe the long-term outlook for this industry remains favorable, despite current concerns about economic activity. In technology, we have added American Power Conversion and Gateway, while selling the Fund's holdings in 3Com Corp., a networking company.


                                    Top 10
                                Equity Holdings
                                ---------------
                        (as a percentage of net assets)
                        -------------------------------

General Electric Co.                                                        3.5%
 ................................................................................
Fleet Financial Group, Inc.                                                 2.9%
 ................................................................................
Bristol-Myers Squibb Co.                                                    2.4%
 ................................................................................
Wachovia Corp.                                                              2.3%
 ................................................................................
BankBoston Corp.                                                            2.1%
 ................................................................................
First Chicago NBD Corp.                                                     2.1%
 ................................................................................
NationsBank Corp.                                                           2.0%
 ...............................................................................
Cisco Systems, Inc.                                                         1.9%
 ................................................................................
Equity Residential Properties Trust REIT                                    1.9%
 ................................................................................
International Business Machines Corp.                                       1.9%
 ................................................................................


What areas have you de-emphasized?

We have reduced the emphasis on stocks of companies in economically sensitive industries, which tend to be hurt in any economic slowdown. These include companies in the chemicals, building materials, railroad, energy and metal products and services. Among the stocks that we sold entirely were those of Alcoa and Alumax in metal products and services; and Ashland, Tosco and Ultramar Diamond Shamrock Corp., in energy. We don't expect that we will be emphasizing the general area of basic materials until supply and demand again are in balance.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                  Value Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


What is your outlook?

In our view, the equity market is well on its way to discounting or taking into consideration in its valuations of stocks, the effects of a slowdown in world economic activity. This is not to say there may not be more bad news, perhaps related to a possible slowdown in consumer demand in the United States or in industrial expansion in Europe. Ultimately, however, we believe we will see an easing of monetary policy in the major markets, such as the United States and the United Kingdom. We also believe Japan's government will act to stimulate the economy. At some point, investors will look beyond temporary dips in earnings and the equity markets will rally.

With this outlook, we will continue to try to find good quality companies whose stock prices may have been unduly penalized by short-term events. This should give us some great opportunities to buy. We don't expect a deep slump. And even in a slump, we believe we may be able to find companies that can prosper despite being in out-of-favor industries, such as specialty chemicals.

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Fund to Total Return
--------------------------------------------------------------------------------
                     Fund at a Glance as of July 31, 1998


We rely on fundamental analysis to determine a company's potential to grow earnings and the risk to the stock if it fails to meet our targets.



                                   Portfolio
                                  Management
--------------------------------------------------------------------------------

                [PICTURE OF HARLAN R. SONDERLING APPEARS HERE]

                        Harlan R. Sonderling, CPA, CFA
                              Tenure:  June 1998


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                            [STYP BOX APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 6/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1998 Morningstar, Inc.


--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*
 -------------------------------------------------------------------------------

                                        CLASS A   CLASS B   CLASS C    CLASS Y
Inception Date                          4/14/87    2/1/93    2/1/93    1/31/97
 ................................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge                   8.44%     8.01%    11.99%       n/a
 ................................................................................
1 year w/o sales charge                   13.85%    13.01%    12.99%     14.29%
 ................................................................................
3 years                                   22.14%    22.46%    23.13%        --
 ................................................................................
5 years                                   16.45%    16.45%    16.65%        --
 ................................................................................
10 years                                  14.65%       --        --         --
 ...............................................................................
Since Inception                           12.81%    15.84%    15.95%     20.80%
 ................................................................................
Maximum Sales Charge                       4.75%     5.00%     1.00%       n/a
                                       Front End    CDSC      CDSC
 ................................................................................
12-month income dividends
per share                              $   0.19   $  0.06   $  0.06   $   0.24
 ................................................................................
12-month capital gain
distributions per share                $   1.52   $  1.52   $  1.52   $   1.52
 ................................................................................
*    Adjusted for maximum applicable sales charge


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


 Date                  Class A            S & P 500 Index               CPI

Jul-88                  9,525                 10,000                  10,000
Jul-89                 11,966                 13,193                  10,498
Jul-90                 12,744                 14,051                  11,004
Jul-91                 14,484                 15,844                  11,494
Jul-92                 15,413                 17,870                  11,857
Jul-93                 17,448                 19,430                  12,186
Jul-94                 18,005                 20,433                  12,523
Jul-95                 20,507                 25,768                  12,869
Jul-96                 23,983                 30,037                  13,245
Jul-97                 34,454                 45,698                  13,544
Jul-98                 39,228                 54,510                  13,772



Comparison of change in value of a $10,000 investment in Evergreen Fund for Total Return Class A, the Standard and Poor's 500 Index (S&P 500), and the Consumer Price Index (CPI).




Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S&P 500 Index is an unmanaged market index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Fund for Total Return
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


How did the Fund perform?

The Evergreen Fund for Total Return performed well relative to its peer group of value-oriented, conservative equity mutual funds. For the 12 months ended
July 31, 1998, the Fund's Class A Shares had a total return of 13.85%, while the Class B Shares had a return of 13.01%, and the Class C Shares had a return of 12.99%. These returns are unadjusted for applicable sales charges. The Class Y Shares had a return of 14.29% during the period. For the same 12-month period, the Standard & Poor's 500 Index had a return of 19.29%.


                                   Portfolio
                                Characteristics
                                ---------------
                         (as of 7/31/98 unless noted)

Total Net Assets                                                 $179,377,032
 ................................................................................
Number of Holdings                                                         67
 ...............................................................................
P/E Ratio*                                                              20.7x
 ................................................................................
Beta*                                                                    0.98
 ................................................................................
*as of 6/30/98


How would you describe the investment environment during the 12-month period?

It was very favorable for stocks in general, although the market tended to reward investments in larger capitalization, high growth companies, with high price/earnings ratios, over more value- and yield-oriented styles, such as that
emphasized by the Fund.   The 12-month period was marked by declining interest
rates, robust economic growth, strong employment, and low and diminishing inflation. The Asian economic crisis started during the latter part of 1997, and its effects on the U.S. economy and with the U.S. stock market were only beginning to be felt in July of 1998.


What investment strategies were employed during the year, and have there been any changes since you took over as portfolio manager on June 5, 1998?

The basic objective and strategies of the Fund remain the same. We seek total return from a combination of capital growth and income. The strategy, which has been in place since the Fund began 11 years ago, is to invest in U.S. stocks, foreign stocks, bonds and money market instruments with the goal of earning more consistent total returns, with less price fluctuation, than a portfolio of U.S. stocks or bonds alone. In investing in stocks, the Fund emphasizes established companies, principally larger capitalization stocks, with some mid-cap holdings. We rely on fundamental analysis to determine a company's potential to grow earnings and the risk to the stock if it fails to meet our targets.

Since taking over as portfolio manager, I have slightly increased the cash level in the portfolio. When I became portfolio manager in June, about 6% of net assets were invested in cash and cash-equivalent securities. At the close of the fiscal year on July 31, 11.4% of net assets were in cash and cash-equivalents, with about 82% in common stocks of U.S. corporations. I did this mainly because of concerns about the high valuation levels of many stocks. We sold fully valued stock holdings, but were unwilling to re-invest all the proceeds at the high current prices of many stocks. We kept the proceeds in cash rather than in longer-maturity fixed income securities because cash-equivalent securities offered almost as much yield, but with much less price risk.

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Fund to Total Return
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


We also have increased the dividend yield of the portfolio.   We have done this
partly by investing in higher-yielding, relatively undervalued stocks. Over the long term, our goal is to have a portfolio with a current income, or dividend yield, that is 20-to-25% higher than that of the S&P 500. At the close of the fiscal year, the portfolio had a dividend yield 50% higher than that of the S&P.

In addition, we have added several convertible securities to the portfolio to add income without sacrificing growth opportunities. The Fund did not own any foreign securities at the close of the fiscal period. We did not believe valuations of either foreign stocks or currencies justified investment.


                               Top 5 Industries
                               ----------------
                        (as a percentage of net assets)
                        -------------------------------

Healthcare Products & Services                                             13.1%
 ................................................................................
Banks                                                                      12.0%
 ................................................................................
Finance & Insurance                                                         8.5%
 ................................................................................
Retailing & Wholesale                                                       6.0%
 ................................................................................
Real Estate                                                                 5.9%
 ...............................................................................


What sectors or industries have you emphasized?

The Fund's largest area of emphasis is banking and finance, at about 20% of net assets, compared with about 18% of the S&P 500. In general, financial stocks have been bolstered by industry consolidation, low interest rates and a strong economy. In addition, growing fee income has helped many companies. Our two largest financial holdings are Fleet Financial Group and BankBoston Corp., two Northeast-based companies with strong competitive positions.

While banking and finance stocks have been strong performers, we are watching them very carefully for signs of economic slowdown that could cause a deterioration of credit quality.

The second largest weighting is in healthcare, at about 13.1% of net assets, compared with about 11.9% in the S&P. We believe pharmaceuticals are among the most attractive consumer growth industries. These companies have high sales growth driven by the aging population and the interest of the managed care industry in emphasizing drug therapy in healthcare. Three of the Fund's top four holdings are in the pharmaceutical industry. The largest position is American Home Products Corp., which has especially attractive prospects as the result of its pending merger with Monsanto. The other two major holdings are Bristol-Myers Squibb and Merck & Co.

Another top sector is Real Estate including the Fund's investments in Real Estate Investment Trusts, or REITs, at about 6% of net assets. The past six months have been a difficult period for REITs because the market has favored large-capitalization, growth companies. We believe REITs remain attractive, however, because of their growing dividends and their defensive qualities in an economic slowdown.


                                    Top 10
                                Equity Holdings
                                ---------------
                        (as a percentage of net assets)
                        -------------------------------

American Home Products Corp.                                                3.4%
 ................................................................................
Bristol-Myers Squibb Co.                                                    3.2%
 ................................................................................
General Electric Co.                                                        3.0%
 ................................................................................
Merck & Co., Inc.                                                           2.7%
 ................................................................................
Fleet Financial Group, Inc.                                                 2.4%
 ................................................................................
International Business Machines Corp.                                       2.2%
 ................................................................................
BankBoston Corp.                                                            2.2%
 ................................................................................
Philip Morris Companies, Inc.                                               1.8%
 ................................................................................
TCF Financial Corp.                                                         1.8%
 ................................................................................
Wal-Mart Stores, Inc.                                                       1.8%
 ................................................................................

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Fund to Total Return
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


What areas have you de-emphasized?

The two most significant underweightings are in technology and consumer staples, such as food, personal care and beverage companies.

We have de-emphasized technology companies primarily because of concern that this industry may be particularly vulnerable to earnings disappointments in the months ahead. In addition, they tend not to pay high dividends. We do, however, maintain a core of high quality technology companies, led by the investment in IBM, at about 2.2% of net assets. We have underweighted consumer staples because we believe valuations are too high, especially when compared against pharmaceuticals.


What is your outlook?

Business activity appears to be slowing down, although recession is unlikely. Sales growth, for example, is at its lowest rate since 1993. The principal cause of the slowdown is the Asian crisis, which is likely to affect U.S. businesses by limiting their ability to raise prices and increase their profits. It is less likely to affect overall economic activity, but concerns will linger. Very low unemployment and the upward trend in wages also may lead to a squeeze in corporate profits, despite ongoing productivity enhancements and the efficiencies of mergers and acquisitions. Slowing earnings growth is a concern to us because of the high valuations of stocks.

Within this environment, the Fund's focus remains on the stocks of high-quality, income-producing domestic companies. We will seek to avoid investments in companies that could have disappointing earnings. As long as the returns of cash and cash-equivalents remain attractive, we will tend to emphasize cash rather than longer-maturity fixed income instruments.

We believe this conservative strategy has the potential to continue to deliver attractive returns, with less price risk than more aggressive investment strategies. We continue to see investment opportunities in a growing economy with moderate interest rates and low inflation.

                                   EVERGREEN
                                Blue Chip Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                                                 Period Ended
                                                                July 31, 1998*
 CLASS A SHARES
 NET ASSET VALUE BEGINNING OF PERIOD                               $  27.39
                                                                   --------
 ........................................................................
 INCOME FROM INVESTMENT OPERATIONS
 .........................................................................
 Net investment income                                                 0.08
 .........................................................................
 Net realized and unrealized gains or losses on securities and
  foreign currency related transactions                                3.01
                                                                   --------
 .........................................................................
 Total from investment operations                                      3.09
                                                                   --------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment income                                           (0.06)
 .........................................................................
 From net realized gain on securities and foreign currency
  related transactions                                                    0
                                                                   --------
 .........................................................................
 Total distributions                                                  (0.06)
                                                                   --------
 .........................................................................
 NET ASSET VALUE END OF PERIOD                                     $  30.42
                                                                   --------
 .........................................................................
 TOTAL RETURN+                                                        11.29%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF PERIOD (THOUSANDS)                              $284,735
 .........................................................................
 RATIOS TO AVERAGE NET ASSETS:
 Total expenses                                                        1.20%++
 .........................................................................
 Total expenses, excluding indirectly paid expenses                    1.20%++
 .........................................................................
 Net investment income                                                 0.49%++
 .........................................................................
 PORTFOLIO TURNOVER RATE                                                112%
 .........................................................................

                                                       Year Ended August 31,
                            Period Ended    -------------------------------------------------
                           July 31, 1998**    1997      1996      1995      1994       1993
 CLASS B SHARES
 NET ASSET VALUE
  BEGINNING OF PERIOD         $  29.79      $  25.05  $  22.98  $  23.21  $  25.42   $  23.17
                              --------      --------  --------  --------  --------   --------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income           (0.12)         0.15      0.12      0.25      0.16       0.11
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions            5.72          7.97      3.69      2.66     (0.35)      3.11
                              --------      --------  --------  --------  --------   --------
 Total from investment
  operations                      5.60          8.12      3.81      2.91     (0.19)      3.22
                              --------      --------  --------  --------  --------   --------
 ........................................................................
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions           (4.96)        (3.18)    (0.98)    (2.78)    (1.74)     (0.69)
                              --------      --------  --------  --------  --------   --------
 From net investment
  income                         (0.08)        (0.20)    (0.76)    (0.36)    (0.28)     (0.28)
 .........................................................................
 Total distributions             (5.04)        (3.38)    (1.74)    (3.14)    (2.02)     (0.97)
                              --------      --------  --------  --------  --------   --------
 NET ASSET VALUE END OF
  PERIOD                      $  30.35      $  29.79  $  25.05  $  22.98  $  23.21   $  25.42
                              --------      --------  --------  --------  --------   --------
 .........................................................................
 .........................................................................
 .........................................................................
 TOTAL RETURN+                   20.89%        34.76%    17.31%    13.87%    (0.72%)    14.31%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF PERIOD
  (THOUSANDS)                 $117,893      $312,935  $224,819  $199,456  $208,532   $234,688
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                   1.68%++       1.57%     1.85%     1.75%     2.07%      2.28%
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                   1.68%++       1.56%     1.84%      N/A       N/A        N/A
 .........................................................................
 Net investment income           (0.02%)++      0.55%     0.52%     1.09%     0.67%      0.47%
 .........................................................................
 PORTFOLIO TURNOVER RATE           112%          109%      139%      115%       73%        96%
 .........................................................................

+ Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
* For the period from January 20, 1998 (commencement of class operations) to July 31, 1998.
** For the eleven-month period ended July 31, 1998. The Fund changed its fiscal year end from August 31 to July 31, effective July 31, 1998.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                Blue Chip Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)

                                                                 Period Ended
                                                                July 31, 1998*
 CLASS C SHARES
 NET ASSET VALUE BEGINNING OF PERIOD                                $27.70
                                                                    ------
 .........................................................................
 INCOME FROM INVESTMENT OPERATIONS
 .........................................................................
 Net investment income                                                   0(a)
 .........................................................................
 Net realized and unrealized gains or losses on securities and
  foreign currency related transactions                               2.72
                                                                    ------
 .........................................................................
 Total from investment operations                                     2.72
                                                                    ------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment income                                          (0.02)
 .........................................................................
 From net realized gain on securities and foreign currency
  related transactions                                                   0
                                                                    ------
 .........................................................................
 Total distributions                                                 (0.02)
                                                                    ------
 .........................................................................
 NET ASSET VALUE END OF PERIOD                                      $30.40
                                                                    ------
 .........................................................................
 TOTAL RETURN+                                                        9.80%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF PERIOD (THOUSANDS)                               $  780
 ........................................................................
 RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                                      2.02%++
 .........................................................................
  Total expenses, excluding indirectly paid expenses                  2.02%++
 .........................................................................
  Net investment income                                              (0.27%)++
 .........................................................................
 PORTFOLIO TURNOVER RATE                                               112%
 .........................................................................

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 22, 1998 (commencement of class operations) to July 31, 1998.
(a) Less than one cent per share.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)
                  See Combined Notes to Financial Statements.

                                         Year Ended          Year Ended
                                          July 31,          December 31,
                                        ---------------     ---------------
                                         1998    1997**      1996    1995*
 CLASS A SHARES
 NET ASSET VALUE BEGINNING OF YEAR      $27.26   $22.53     $18.63   $14.48
                                        ------   ------     ------   ------
 .........................................................................
 INCOME FROM INVESTMENT OPERATIONS
 .........................................................................
 Net investment income                    0.16     0.08       0.12     0.13
 .........................................................................
 Net realized and unrealized gains or
  losses on securities and foreign
  currency related transactions           2.86     4.72       4.26     4.64
                                        ------   ------     ------   ------
 .........................................................................
 Total from investment operations         3.02     4.80       4.38     4.77
                                        ------   ------     ------   ------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment income              (0.13)   (0.07)     (0.13)   (0.14)
 .........................................................................
 From net realized gain on securities
  and foreign currency related
  transactions                           (1.01)       0      (0.35)   (0.48)
                                        ------   ------     ------   ------
 .........................................................................
 Total distributions                     (1.14)   (0.07)     (0.48)   (0.62)
                                        ------   ------     ------   ------
 .........................................................................
 NET ASSET VALUE END OF YEAR            $29.14   $27.26     $22.53   $18.63
                                        ------   ------     ------   ------
 .........................................................................
 TOTAL RETURN+                           11.26%   21.33%     23.50%   33.00%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR (MILLIONS)      $  296   $  166     $   85   $   19
 .........................................................................
 RATIOS TO AVERAGE NET ASSETS:
  Total expenses                          1.46%    1.47%++    1.41%    1.55%++
 ........................................................................
  Total expenses, excluding indirectly
   paid expenses                          1.46%    1.47%++     N/A      N/A
 .........................................................................
  Total expenses, excluding fee waiv-
   ers and expense reimbursements          N/A      N/A        N/A     1.64%++
 .........................................................................
  Net investment income                   0.61%    0.57%++    0.70%    0.99%++
 .........................................................................
 PORTFOLIO TURNOVER RATE                    20%       6%        14%      17%
 .........................................................................

                                         Year Ended          Year Ended
                                          July 31,          December 31,
                                        ---------------     ---------------
                                         1998    1997**      1996    1995*
 CLASS B SHARES
 NET ASSET VALUE BEGINNING OF YEAR      $27.10   $22.43     $18.59   $14.48
                                        ------   ------     ------   ------
 .........................................................................
 INCOME FROM INVESTMENT OPERATIONS
 ........................................................................
 Net investment income                   (0.02)   (0.02)       0(a)    0.05
 Net realized and unrealized gains or
  losses on securities and foreign
  currency related transactions           2.81     4.69       4.20     4.61
                                        ------   ------     ------   ------
 .........................................................................
 Total from investment operations         2.79     4.67       4.20     4.66
                                        ------   ------     ------   ------
 .........................................................................
 .........................................................................
 LESS DISTRIBUTIONS
 From net realized gain on securities
  and foreign currency related
  transactions                           (1.01)       0      (0.35)   (0.48)
                                        ------   ------     ------   ------
 .........................................................................
 From net investment income                  0        0      (0.01)   (0.07)
 .........................................................................
 Total distributions                     (1.01)       0      (0.36)   (0.55)
                                        ------   ------     ------   ------
 NET ASSET VALUE END OF YEAR            $28.88   $27.10     $22.43   $18.59
                                        ------   ------     ------   ------
 .........................................................................
 .........................................................................
 .........................................................................
 TOTAL RETURN+                           10.44%   20.82%     22.60%   32.20%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 ........................................................................
 NET ASSETS END OF YEAR (MILLIONS)      $1,000   $  542     $  245   $   46
 .........................................................................
 RATIOS TO AVERAGE NET ASSETS:
 Total expenses                           2.21%    2.25%++    2.17%    2.24%++
 .........................................................................
 Total expenses, excluding indirectly
  paid expenses                           2.21%    2.25%++     N/A      N/A
 .........................................................................
 Total expenses, excluding fee
  waivers and expense reimbursements       N/A      N/A        N/A     2.26%++
 .........................................................................
 Net investment income                   (0.14%)  (0.19%)++  (0.06%)   0.30%++
 .........................................................................
 PORTFOLIO TURNOVER RATE                    20%       6%        14%      17%
 ........................................................................

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** For the seven-month period ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
(a) Less than one cent per share.

                                   EVERGREEN
                            Growth and Income Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                           Year Ended July 31,       Year Ended December 31,
                           ----------------------    ---------------------------
                             1998       1997**          1996           1995*
 CLASS C SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   27.10   $   22.43     $     18.58    $     14.48
                           ---------   ---------     -----------    -----------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income         (0.02)      (0.02)              0(a)        0.06
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          2.82        4.69            4.21           4.60
                           ---------   ---------     -----------    -----------
 ........................................................................
 Total from investment
  operations                    2.80        4.67            4.21           4.66
                           ---------   ---------     -----------    -----------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                           0           0           (0.01)         (0.08)
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (1.01)          0           (0.35)         (0.48)
                           ---------   ---------     -----------    -----------
 .........................................................................
 Total distributions           (1.01)          0           (0.36)         (0.56)
                           ---------   ---------     -----------    -----------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                     $   28.89   $   27.10     $     22.43    $     18.58
                           ---------   ---------     -----------    -----------
 .........................................................................
 TOTAL RETURN+                 10.47%      20.82%          22.60%         32.20%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (MILLIONS)               $      50   $      24     $        10    $        20
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 2.21%       2.25%++         2.17%          2.15%++
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 2.21%       2.25%++          N/A            N/A
 .........................................................................
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                 N/A         N/A             N/A           4.94%++
 .........................................................................
 Net investment income         (0.13%)     (0.19%)++       (0.06%)         0.35%++
 .........................................................................

 PORTFOLIO TURNOVER RATE          20%          6%             14%            17%
 .........................................................................

                           Year Ended July 31,       Year Ended December 31,
                           ---------------------   ------------------------------
                             1998      1997**       1996    1995    1994    1993
 CLASS Y SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   27.29  $   22.55    $18.64  $14.52  $15.41  $14.18
                           ---------  ---------    ------  ------  ------  ------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income          0.24       0.11      0.18    0.18    0.14    0.14
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          2.87       4.73      4.25    4.59    0.12    1.91
                           ---------  ---------    ------  ------  ------  ------
 Total from investment
  operations                    3.11       4.84      4.43    4.77    0.26    2.05
                           ---------  ---------    ------  ------  ------  ------
 .........................................................................
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (1.01)         0     (0.35)  (0.48)  (1.01)  (0.68)
                           ---------  ---------    ------  ------  ------  ------
 From net investment
  income                       (0.20)     (0.10)    (0.17)  (0.17)  (0.14)  (0.14)
 .........................................................................
 Total distributions           (1.21)     (0.10)    (0.52)  (0.65)  (1.15)  (0.82)
                           ---------  ---------    ------  ------  ------  ------
 NET ASSET VALUE END OF
  YEAR                     $   29.19  $   27.29    $22.55  $18.64  $14.52  $15.41
                           ---------  ---------    ------  ------  ------  ------
 .........................................................................
 .........................................................................
 .........................................................................
 TOTAL RETURN                  11.56%     21.52%    23.80%  32.90%   1.70%  14.40%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (MILLIONS)               $     801  $     616    $  442  $  141  $   73  $   77
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 1.20%      1.21%++   1.16%   1.27%   1.33%   1.26%
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 1.20%      1.21%++   1.16%    N/A     N/A     N/A
 .........................................................................
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                 N/A        N/A       N/A     N/A     N/A     N/A
 .........................................................................
 Net investment income          0.86%      0.82%++   0.93%   1.11%   0.96%   0.99%
 .........................................................................
 PORTFOLIO TURNOVER RATE          20%         6%       14%     17%     29%     28%
 .........................................................................
+  Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
*  For the period from January 3, 1995 (commencement of class operations) to De-
   cember 31, 1995.

** For the seven-month period ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

(a) Less than one cent per share.


                  See Combined Notes to Financial Statements.
                                       33

                                   EVERGREEN
                            Income and Growth Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                             Year Ended July 31,     Year Ended January 31,
                             ---------------------   ------------------------
                               1998      1997**       1997     1996    1995*
 CLASS A SHARES
 NET ASSET VALUE BEGINNING
  OF YEAR                    $   23.94  $   21.79    $ 20.15  $ 17.28  $17.09
                             ---------  ---------    -------  -------  ------
 .........................................................................
 INCOME FROM INVESTMENT OP-
  ERATIONS
 .........................................................................
 Net investment income            1.05       0.52#      1.02     1.01    0.02
 ........................................................................
 Net realized and
  unrealized gains or
  losses on securities and
  foreign currency related
  transactions                    0.81       2.15       1.67     2.94    0.17
                             ---------  ---------    -------  -------  ------
 .........................................................................
 Total from investment op-
  erations                        1.86       2.67       2.69     3.95    0.19
                             ---------  ---------    -------  -------  ------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment income      (1.02)     (0.52)     (1.05)   (1.08)      0
 .........................................................................
 From net realized gain on
  securities and foreign
  currency related
  transactions                   (1.59)         0          0        0       0
                             ---------  ---------    -------  -------  ------
 .........................................................................
 Total distributions             (2.61)     (0.52)     (1.05)   (1.08)      0
                             ---------  ---------    -------  -------  ------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                       $   23.19  $   23.94    $ 21.79  $ 20.15  $17.28
                             ---------  ---------    -------  -------  ------
 .........................................................................
 TOTAL RETURN+                    7.93%     12.45%     13.80%   23.40%   1.10%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 ........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)                $  15,005  $  11,955    $ 9,678  $ 4,412  $  119
 .........................................................................
 RATIOS TO AVERAGE NET AS-
  SETS:
 Total expenses                   1.50%      1.45%++    1.44%    1.36%   1.45%++
 .........................................................................
 Total expenses, excluding
  indirectly paid expenses        1.50%      1.45%++     N/A      N/A     N/A
 .........................................................................
 Total expenses, excluding
  fee waivers and expense
  reimbursements                   N/A        N/A        N/A     2.50%    N/A
 .........................................................................
 Interest expense                  N/A        N/A       0.03%     N/A     N/A
 .........................................................................
 Net investment income            4.20%      4.69%++    4.93%    5.39%   4.09%++
 ........................................................................
 PORTFOLIO TURNOVER RATE           133%        72%       168%     138%    151%
 .........................................................................
                             Year Ended July 31,     Year Ended January 31,
                             ---------------------   ------------------------
                               1998      1997**       1997     1996    1995*
 CLASS B SHARES
 NET ASSET VALUE BEGINNING
  OF YEAR                    $   23.81  $   21.69    $ 20.08  $ 17.28  $17.09
                             ---------  ---------    -------  -------  ------
 .........................................................................
 INCOME FROM INVESTMENT OP-
  ERATIONS
 .........................................................................
 Net investment income            0.86       0.43#      0.89     0.91    0.02
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities and
  foreign currency related
  transactions                    0.81       2.15       1.64     2.87    0.17
                             ---------  ---------    -------  -------  ------
 .........................................................................
 Total from investment op-
  erations                        1.67       2.58       2.53     3.78    0.19
                             ---------  ---------    -------  -------  ------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment income      (0.85)     (0.46)     (0.92)   (0.98)      0
 ........................................................................
 From net realized gain on
  securities and foreign
  currency related
  transactions                   (1.59)         0          0        0       0
                             ---------  ---------    -------  -------  ------
 .........................................................................
 Total distributions             (2.44)     (0.46)     (0.92)   (0.98)      0
                             ---------  ---------    -------  -------  ------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                       $   23.04  $   23.81    $ 21.69  $ 20.08  $17.28
                             ---------  ---------    -------  -------  ------
 .........................................................................
 TOTAL RETURN+                    7.13%     12.06%     13.00%   22.40%   1.10%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)                $  54,544  $  43,977    $35,323  $14,750  $  599
 .........................................................................
 RATIOS TO AVERAGE NET AS-
  SETS:
 Total expenses                   2.25%      2.20%++    2.19%    2.11%   2.23%++
 ........................................................................
 Total expenses, excluding
  indirectly paid expenses        2.25%      2.20%++     N/A      N/A     N/A
 .........................................................................
 Total expenses, excluding
  fee waivers and expense
  reimbursements                   N/A        N/A        N/A     2.25%    N/A
 .........................................................................
 Interest expense                  N/A        N/A       0.03%     N/A     N/A
 .........................................................................
 Net investment income            3.46%      3.94%++    4.17%    4.69%   3.23%++
 .........................................................................
 PORTFOLIO TURNOVER RATE           133%        72%       168%     138%    151%
 .........................................................................
+  Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
#  Net investment income is based on average shares outstanding during the peri-
   od.
*  For the period from January 3, 1995 (commencement of class operations) to
   January 31, 1995.
** For the six-month period ended July 31, 1997. The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Income and Growth Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                           Year Ended July 31,     Year Ended January 31,
                           ---------------------   --------------------------
                             1998      1997**       1997     1996     1995*
 CLASS C SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   23.81  $   21.69    $ 20.08  $ 17.27  $ 17.09
                           ---------  ---------    -------  -------  -------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income          0.87       0.44#      0.87     0.90     0.01
 ........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          0.80       2.14       1.66     2.89     0.17
                           ---------  ---------    -------  -------  -------
 .........................................................................
 Total from investment
  operations                    1.67       2.58       2.53     3.79     0.18
                           ---------  ---------    -------  -------  -------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                       (0.85)     (0.46)     (0.92)   (0.98)       0
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (1.59)         0          0        0        0
                           ---------  ---------    -------  -------  -------
 .........................................................................
 Total distributions           (2.44)     (0.46)     (0.92)   (0.98)       0
                           ---------  ---------    -------  -------  -------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                     $   23.04  $   23.81    $ 21.69  $ 20.08  $ 17.27
                           ---------  ---------    -------  -------  -------
 .........................................................................
 TOTAL RETURN+                  7.13%     12.06%     12.90%   22.40%    1.10%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 ........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $   1,259  $     950    $   982  $   523  $    24
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 2.25%      2.20%++    2.19%    2.11%    2.22%++
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 2.25%      2.20%++     N/A      N/A      N/A
 .........................................................................
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                 N/A        N/A        N/A    13.03%     N/A
 .........................................................................
 Interest expense                N/A        N/A       0.03%     N/A      N/A
 .........................................................................
 Net investment income          3.48%      4.06%++    4.15%    4.67%    2.68%++
 .........................................................................
 PORTFOLIO TURNOVER RATE         133%        72%       168%     138%     151%
 .........................................................................

                           Year Ended July 31,      Year Ended January 31,
                           ---------------------   ---------------------------    Year Ended
                             1998      1997**       1997     1996    1995***     March 31,1994
 CLASS Y SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   23.98  $   21.81    $ 20.16  $ 17.28  $ 18.29        $20.90
                           ---------  ---------    -------  -------  -------        ------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income          1.02       0.55       1.08     1.10     0.87          1.08
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          0.89       2.16       1.66     2.87    (0.55)        (1.41)
                           ---------  ---------    -------  -------  -------        ------
 .........................................................................
 Total from investment
  operations                    1.91       2.71       2.74     3.97     0.32         (0.33)
                           ---------  ---------    -------  -------  -------        ------
 .........................................................................
 LESS DISTRIBUTIONS
 ........................................................................
 From net investment
  income                       (1.08)     (0.54)     (1.09)   (1.09)   (1.08)        (1.08)
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (1.59)         0          0        0    (0.25)        (1.20)
                           ---------  ---------    -------  -------  -------        ------
 .........................................................................
 Total distributions           (2.67)     (0.54)     (1.09)   (1.09)   (1.33)        (2.28)
                           ---------  ---------    -------  -------  -------        ------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                     $   23.22  $   23.98    $ 21.81  $ 20.16  $ 17.28        $18.29
                           ---------  ---------    -------  -------  -------        ------
 .........................................................................
 TOTAL RETURN                   8.16%     12.65%     14.10%   23.50%    1.90%        (2.10)%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (MILLIONS)               $     880  $     900    $   858  $   914  $   942        $1,065
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 .........................................................................
 Total expenses                 1.25%      1.20%++    1.18%    1.19%    1.24%++       1.18%
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 1.25%      1.20%++     N/A      N/A      N/A           N/A
 .........................................................................
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                 N/A        N/A        N/A      N/A      N/A           N/A
 .........................................................................
 Interest expense                N/A        N/A       0.03%     N/A      N/A           N/A
 .........................................................................
 Net investment income          4.46%      4.97%++    5.14%    5.70%    5.70%++       5.29%
 .........................................................................
 PORTFOLIO TURNOVER RATE         133%        72%       168%     138%     151%          106%
 .........................................................................
+   Initial sales charge or contingent deferred sales charge is not reflected.
++  Annualized.
#   Net investment income is based on average shares outstanding during the peri-
    od.
*   For the period from January 3, 1995 (commencement of class operations) to
    January 31, 1995.
**  For the six-month period ended July 31, 1997. The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.
*** For the ten-month period ended January 31, 1995. The Fund changed its fis-
    cal year end from March 31 to January 31, effective January 31, 1995.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Small Cap Equity Income Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                             Year Ended July 31,     Year Ended December 31,
                             ----------------------  -------------------------
                                1998      1997**        1996         1995*
 CLASS A SHARES
 NET ASSET VALUE BEGINNING
  OF YEAR                    $    15.69  $  13.10    $     11.57  $      9.64
                             ----------  --------    -----------  -----------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 ........................................................................
 Net investment income             0.29      0.14#          0.34         0.34
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities and
  foreign currency related
  transactions                     0.24      2.59           2.13         2.45
                             ----------  --------    -----------  -----------
 .........................................................................
 Total from investment
  operations                       0.53      2.73           2.47         2.79
                             ----------  --------    -----------  -----------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                          (0.28)    (0.13)         (0.34)       (0.37)
 ........................................................................
 From net realized gain on
  securities and foreign
  currency related
  transactions                    (0.19)    (0.01)         (0.60)       (0.49)
                             ----------  --------    -----------  -----------
 .........................................................................
 Total distributions              (0.47)    (0.14)         (0.94)       (0.86)
                             ----------  --------    -----------  -----------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                       $    15.75  $  15.69    $     13.10  $     11.57
                             ----------  --------    -----------  -----------
 .........................................................................
 TOTAL RETURN+                     3.24%    20.99%         22.00%       29.50%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)                $   54,142  $  4,239    $       336  $       216
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                    1.68%     1.71%++        1.75%        1.75%++
 ........................................................................
 Total expenses, excluding
  indirectly paid expenses         1.68%     1.70%++         N/A          N/A
 .........................................................................
 Total expenses, excluding
  fee waivers and expense
  reimbursements                    N/A      1.84%++        5.03%       24.45%++
 .........................................................................
 Net investment income             1.95%     1.88%++        3.08%        3.39%++
 .........................................................................
 PORTFOLIO TURNOVER RATE             18%       13%            50%          48%
 .........................................................................

                             Year Ended July 31,     Year Ended December 31,
                             ----------------------  -------------------------
                                1998      1997**        1996         1995*
 CLASS B SHARES
 NET ASSET VALUE BEGINNING
  OF YEAR                    $    15.64  $  13.09    $     11.57  $      9.64
                             ----------  --------    -----------  -----------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income             0.19      0.08#          0.27         0.28
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities and
  foreign currency related
  transactions                     0.22      2.57           2.11         2.43
                             ----------  --------    -----------  -----------
 ........................................................................
 Total from investment
  operations                       0.41      2.65           2.38         2.71
                             ----------  --------    -----------  -----------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                          (0.19)    (0.09)         (0.26)       (0.29)
 .........................................................................
 From net realized gain on
  securities and foreign
  currency related
  transactions                    (0.19)    (0.01)         (0.60)       (0.49)
                             ----------  --------    -----------  -----------
 .........................................................................
 Total distributions              (0.38)    (0.10)         (0.86)       (0.78)
                             ----------  --------    -----------  -----------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                       $    15.67  $  15.64    $     13.09  $     11.57
                             ----------  --------    -----------  -----------
 .........................................................................
 TOTAL RETURN+                     2.49%    20.37%         21.10%       28.70%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)                $  130,191  $  9,462    $       692  $       266
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                    2.43%     2.46%++        2.50%        2.50%++
 .........................................................................
 Total expenses, excluding
  indirectly paid expenses         2.42%     2.45%++         N/A          N/A
 .........................................................................
 Total expenses, excluding
  fee waivers and expense
  reimbursements                    N/A      2.59%          5.72%       20.90%++
 .........................................................................
 Net investment income             1.20%     1.12%++        2.39%        2.67%++
 .........................................................................
PORTFOLIO TURNOVER RATE             18%       13%            50%          48%
 .........................................................................
+  Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
#  Net investment income is based on average shares outstanding during the peri-
   od.
*  For the period from January 3, 1995 (commencement of class operations) to De-
   cember 31, 1995.
** For the seven-month period ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Small Cap Equity Income Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                             Year Ended        Year Ended
                                              July 31,        December 31,
                                           ---------------    --------------
                                            1998    1997**     1996   1995*
 CLASS C SHARES
 NET ASSET VALUE BEGINNING OF YEAR         $ 15.63  $13.09    $11.56  $ 9.74
                                           -------  ------    ------  ------
 .........................................................................
 INCOME FROM INVESTMENT OPERATIONS
 .........................................................................
 Net investment income                        0.19    0.10#     0.28    0.28
 .........................................................................
 Net realized and unrealized gains or
  losses on securities and foreign
  currency related transactions               0.22    2.54      2.10    2.33
                                           -------  ------    ------  ------
 .........................................................................
 Total from investment operations             0.41    2.64      2.38    2.61
                                           -------  ------    ------  ------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment income                  (0.19)  (0.09)    (0.25)  (0.30)
 .........................................................................
 From net realized gain on securities and
  foreign currency related transactions      (0.19)  (0.01)    (0.60)  (0.49)
                                           -------  ------    ------  ------
 .........................................................................
 Total distributions                         (0.38)  (0.10)    (0.85)  (0.79)
                                           -------  ------    ------  ------
 .........................................................................
 NET ASSET VALUE END OF YEAR               $ 15.66  $15.63    $13.09  $11.56
                                           -------  ------    ------  ------
 .........................................................................
 TOTAL RETURN+                                2.49%  20.30%    21.10%  27.30%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR (THOUSANDS)        $26,197  $2,770    $   56  $   24
 .........................................................................
 RATIOS TO AVERAGE NET ASSETS:
 Total expenses                               2.43%   2.45%++   2.50%   2.50%++
 .........................................................................
 Total expenses, excluding indirectly
  paid expenses                               2.42%   2.44%++    N/A     N/A
 .........................................................................
 Total expenses, excluding fee waivers
  and expense reimbursements                   N/A    2.58%++   5.77% 187.29%++
 ........................................................................
 Net investment income                        1.20%   1.20%++   2.33%   2.63%++
 .........................................................................
 PORTFOLIO TURNOVER RATE                        18%     13%       50%     48%
 .........................................................................

                           Year Ended July 31,       Year Ended December 31,
                           ---------------------   ----------------------------------
                             1998      1997**       1996    1995      1994    1993***
 CLASS Y SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   15.71  $   13.12    $11.58  $ 9.70    $10.15   $10.00
                           ---------  ---------    ------  ------    ------   ------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income          0.34       0.19#     0.38    0.38      0.34     0.10
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          0.24       2.56      2.13    2.38     (0.41)    0.15
                           ---------  ---------    ------  ------    ------   ------
 .........................................................................
 Total from investment
  operations                    0.58       2.75      2.51    2.76     (0.07)    0.25
                           ---------  ---------    ------  ------    ------   ------
 ........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                       (0.33)     (0.15)    (0.37)  (0.38)    (0.33)   (0.10)
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (0.19)     (0.01)    (0.60)  (0.50)    (0.05)       0
                           ---------  ---------    ------  ------    ------   ------
 .........................................................................
 Total distributions           (0.52)     (0.16)    (0.97)  (0.88)    (0.38)   (0.10)
                           ---------  ---------    ------  ------    ------   ------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                     $   15.77  $   15.71    $13.12  $11.58    $ 9.70   $10.15
                           ---------  ---------    ------  ------    ------   ------
 .........................................................................
 TOTAL RETURN                   3.57%     21.09%    22.40%  29.10%    (0.70%)   2.50%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $  96,556  $  42,374    $8,592  $4,806    $3,613   $2,236
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 1.39%      1.39%++   1.50%   1.50%++   1.48%    0.00%
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 1.39%      1.38%++    N/A     N/A       N/A      N/A
 .........................................................................
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                 N/A       1.59%     4.75%   4.34%++   4.68%    4.39%
+ Initial sales charge or contingent deferred sales charge is not reflected.
 .........................................................................
++ Annualized.
 Net investment income          2.23%      2.39%++   3.36%   3.56%++   3.72%    4.07%
# Net investment income is based on average shares outstanding during the peri-
  od.
 ........................................................................
 PORTFOLIO TURNOVER RATE          18%        13%       50%     48%        9%      15%
* For the period from January 24, 1995 (commencement of class operations) to
  December 31, 1995.
 .........................................................................

** For the seven-month period ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*** For the period from October 1, 1993 (commencement of class operations) to December 31, 1993.

                  See Combined Notes to Financial Statements.

                                  EVERGREEN
                                 Utility Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                           Year Ended July 31,     Year Ended December 31,
                           ---------------------   --------------------------
                             1998      1997**       1996      1995     1994*
 CLASS A SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   11.45  $   10.57    $ 10.80  $   9.00  $ 10.00
                           ---------  ---------    -------  --------  -------
 ........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income          0.43       0.25       0.41      0.44     0.45
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          1.44       0.87       0.05      2.25    (1.01)
                           ---------  ---------    -------  --------  -------
 Total from investment
  operations                    1.87       1.12       0.46      2.69    (0.56)
                           ---------  ---------    -------  --------  -------
 .........................................................................
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (1.12)         0      (0.28)    (0.45)       0
                           ---------  ---------    -------  --------  -------
 From net investment
  income                       (0.44)     (0.24)     (0.41)    (0.44)   (0.44)
 .........................................................................
 Total distributions           (1.56)     (0.24)     (0.69)    (0.89)   (0.44)
                           ---------  ---------    -------  --------  -------
 NET ASSET VALUE END OF
  YEAR                     $   11.76  $   11.45    $ 10.57  $  10.80  $  9.00
                           ---------  ---------    -------  --------  -------
 .........................................................................
 .........................................................................
 .........................................................................
 TOTAL RETURN+                 17.30%     10.72%      4.40%    30.70%   (5.60%)
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $  95,300  $  91,638    $96,243  $107,872  $ 4,190
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 0.99%      1.00%++    0.87%     0.79%    0.53%++
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 0.99%      0.99%++     N/A       N/A      N/A
 .........................................................................
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                1.14%      1.19%++    1.15%     1.18%    1.43%++
 .........................................................................
 Net investment income          3.58%      3.85%++    3.87%     4.51%    5.07%++
 .........................................................................
 PORTFOLIO TURNOVER RATE          62%        50%        59%       88%      23%
 .........................................................................
 CLASS B SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   11.46  $   10.58    $ 10.81  $   9.00  $ 10.00
                           ---------  ---------    -------  --------  -------

                           Year Ended July 31,     Year Ended December 31,
                           ---------------------   --------------------------
                             1998      1997**       1996      1995     1994*
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          1.44       0.87       0.05      2.26    (1.01)
                           ---------  ---------    -------  --------  -------
 Total from investment
  operations                    1.78       1.07       0.38      2.63    (0.62)
                           ---------  ---------    -------  --------  -------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income          0.34       0.20       0.33      0.37     0.39
 From net realized gain
  on securities and
  foreign currency
  related transactions         (1.12)         0      (0.28)    (0.45)       0
                           ---------  ---------    -------  --------  -------
 ........................................................................
 Total distributions           (1.48)     (0.19)     (0.61)    (0.82)   (0.38)
                           ---------  ---------    -------  --------  -------
 NET ASSET VALUE END OF
  YEAR                     $   11.76  $   11.46    $ 10.58  $  10.81  $  9.00
                           ---------  ---------    -------  --------  -------
 .........................................................................
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                       (0.36)     (0.19)     (0.33)    (0.37)   (0.38)
 .........................................................................
 .........................................................................
 .........................................................................
 ........................................................................
 TOTAL RETURN+                 16.31%     10.21%      3.60%    29.90%   (6.20%)
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $  43,776  $  36,738    $38,511  $ 35,662  $28,792
 ........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 1.74%      1.75%++    1.62%     1.53%    1.27%++
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 1.74%      1.74%++     N/A       N/A      N/A
 .........................................................................
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                1.88%      1.94%++    1.89%     1.93%    2.11%++
 .........................................................................
 Net investment income          2.82%      3.10%++    3.12%     3.78%    4.19%++
 .........................................................................
 PORTFOLIO TURNOVER RATE          62%        50%        59%       88%      23%
 .........................................................................

+ Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
* For the period from January 4, 1994 (commencement of class operations) to De-cember 31, 1994.
** For the seven-month period ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Utility Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                           Year Ended July 31,     Year Ended December 31,
                           ---------------------   ---------------------------
                             1998      1997**       1996     1995     1994*
 CLASS C SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   11.46  $   10.58    $ 10.82  $  9.01  $  9.33
                           ---------  ---------    -------  -------  -------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income          0.34       0.20       0.33     0.37     0.12
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          1.44       0.87       0.04     2.26    (0.33)
                           ---------  ---------    -------  -------  -------
 Total from investment
  operations                    1.78       1.07       0.37     2.63    (0.21)
                           ---------  ---------    -------  -------  -------
 ........................................................................
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (1.12)         0      (0.28)   (0.45)       0
                           ---------  ---------    -------  -------  -------
 From net investment
  income                       (0.36)     (0.19)     (0.33)   (0.37)   (0.11)
 .........................................................................
 Total distributions           (1.48)     (0.19)     (0.61)   (0.82)   (0.11)
                           ---------  ---------    -------  -------  -------
 NET ASSET VALUE END OF
  YEAR                     $   11.76  $   11.46    $ 10.58  $ 10.82  $  9.01
                           ---------  ---------    -------  -------  -------
 ........................................................................
 .........................................................................
 .........................................................................
 TOTAL RETURN+                 16.31%     10.21%      3.50%   29.80%  (2.20%)
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $     486  $     379    $   396  $   246  $   128
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 .........................................................................
 Total expenses                 1.74%      1.75%++    1.63%    1.54%    1.94%++
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 1.74%      1.74%++     N/A      N/A      N/A
 .........................................................................
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                1.88%      1.94%++    1.90%    1.93%    2.78%++
 .........................................................................
 Net investment income          2.82%      3.10%++    3.13%    3.76%    3.96%++
 .........................................................................
 PORTFOLIO TURNOVER RATE          62%        50%        59%      88%      23%
 .........................................................................
 NET ASSET VALUE
  BEGINNING OF YEAR        $   11.46  $   10.58    $ 10.82  $  9.00  $  9.51
                           ---------  ---------    -------  -------  -------

                           Year Ended July 31,     Year Ended December 31,
                           ---------------------   ---------------------------
                             1998      1997**       1996     1995    1994***
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          1.45       0.88       0.03     2.27    (0.50)
                           ---------  ---------    -------  -------  -------
 CLASS Y SHARES
 Total from investment
  operations                    1.91       1.13       0.47     2.74    (0.13)
                           ---------  ---------    -------  -------  -------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (1.12)         0      (0.28)   (0.45)       0
                           ---------  ---------    -------  -------  -------
 Net investment income          0.46       0.25       0.44     0.47     0.37
 .........................................................................
 Total distributions           (1.60)     (0.25)     (0.71)   (0.92)   (0.38)
                           ---------  ---------    -------  -------  -------
 NET ASSET VALUE END OF
  YEAR                     $   11.77  $   11.46    $ 10.58  $ 10.82  $  9.00
                           ---------  ---------    -------  -------  -------
 .........................................................................
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                       (0.48)     (0.25)     (0.43)   (0.47)   (0.38)
 .........................................................................
 .........................................................................
 .........................................................................
 .........................................................................
 TOTAL RETURN                  17.60%     10.85%      4.50%   31.30%  (1.60%)
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $   1,695  $   1,627    $ 2,000  $ 7,791  $ 5,201
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 .........................................................................
 Total expenses                 0.74%      0.74%++    0.61%    0.54%    0.40%++
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 0.74%      0.73%++     N/A      N/A      N/A
 .........................................................................
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                0.89%      0.94%++    0.89%    0.93%    1.24%++
 .........................................................................
 Net investment income          3.82%      4.06%++    4.01%    4.76%    4.93%++
 .........................................................................
 PORTFOLIO TURNOVER RATE          62%        50%        59%      88%      23%
 .........................................................................

+ Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
* For the period from September 2, 1994 (commencement of class operations) to December 31, 1994.
** For the seven-month period ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*** For the period from February 28, 1994 (commencement of class operations) to December 31, 1994.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Value Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                           Year Ended July 31,          Year Ended December 31,
                           ---------------------   -------------------------------------
                             1998      1997**        1996      1995      1994     1993
 CLASS A SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   24.64  $   20.57    $  20.45  $  16.62  $  17.63  $ 17.11
                           ---------  ---------    --------  --------  --------  -------
 .............................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .............................................................................................
 Net investment income          0.26       0.21        0.38      0.55      0.52     0.47
 .............................................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          2.00       4.05        3.49      4.69     (0.20)    1.10
                           ---------  ---------    --------  --------  --------  -------
 .............................................................................................
 Total from investment
  operations                    2.26       4.26        3.87      5.24      0.32     1.57
                           ---------  ---------    --------  --------  --------  -------
 .............................................................................................
 LESS DISTRIBUTIONS
 .............................................................................................
 From net investment
  income                       (0.29)     (0.19)      (0.41)    (0.51)    (0.51)   (0.47)
 .............................................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (4.38)         0       (3.34)    (0.90)    (0.82)   (0.58)
                           ---------  ---------    --------  --------  --------  -------
 .............................................................................................
 Total distributions           (4.67)     (0.19)      (3.75)    (1.41)    (1.33)   (1.05)
                           ---------  ---------    --------  --------  --------  -------
 .............................................................................................
 NET ASSET VALUE END OF
  YEAR                     $   22.23  $   24.64    $  20.57  $  20.45  $  16.62  $ 17.63
                           ---------  ---------    --------  --------  --------  -------
 ............................................................................................
 TOTAL RETURN+                  9.55%     20.78%      18.90%    31.80%     1.90%    9.30%
 .............................................................................................
 RATIOS/SUPPLEMENTAL DATA
 .............................................................................................
 NET ASSETS END OF YEAR
  (MILLIONS)               $     476  $     392    $    328  $    292  $    189  $   190
 .............................................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 1.01%      0.92%++     0.91%     0.90%     0.93%    0.99%
 .............................................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 1.01%      0.92%++      N/A       N/A       N/A      N/A
 .............................................................................................
 Net investment income          1.04%      1.66%++     1.77%     2.78%     2.96%    2.63%
 .............................................................................................
 PORTFOLIO TURNOVER RATE          69%         6%         91%       53%       70%      46%
 .............................................................................................

                           Year Ended July 31,          Year Ended December 31,
                           ---------------------   -------------------------------------
                             1998      1997**        1996      1995      1994     1993*
 CLASS B SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   24.63  $   20.58    $  20.45  $  16.62  $  17.63  $ 17.24
                           ---------  ---------    --------  --------  --------  -------
 .............................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .............................................................................................
 Net investment income          0.08       0.12        0.22      0.39      0.42     0.35
 .............................................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          1.99       4.03        3.50      4.70     (0.20)    1.01
                           ---------  ---------    --------  --------  --------  -------
 .............................................................................................
 Total from investment
  operations                    2.07       4.15        3.72      5.09      0.22     1.36
                           ---------  ---------    --------  --------  --------  -------
 .............................................................................................
 LESS DISTRIBUTIONS
 .............................................................................................
 From net investment
  income                       (0.12)     (0.10)      (0.25)    (0.36)    (0.41)   (0.39)
 .............................................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (4.38)         0       (3.34)    (0.90)    (0.82)   (0.58)
                           ---------  ---------    --------  --------  --------  -------
 .............................................................................................
Total distributions           (4.50)     (0.10)      (3.59)    (1.26)    (1.23)   (0.97)
                           ---------  ---------    --------  --------  --------  -------
 ............................................................................................
 NET ASSET VALUE END OF
  YEAR                     $   22.20  $   24.63    $  20.58  $  20.45  $  16.62  $ 17.63
                           ---------  ---------    --------  --------  --------  -------
 .............................................................................................
 TOTAL RETURN+                  8.73%     20.23%      18.10%    30.90%     1.30%    8.00%
 ............................................................................................
 RATIOS/SUPPLEMENTAL DATA
 .............................................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $ 326,459  $ 276,256    $197,411  $141,072  $104,297  $59,953
 .............................................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 1.76%      1.67%++     1.66%     1.65%     1.53%    1.48%++
 Total expenses,
  excluding indirectly
  paid expenses                 1.76%      1.67%++      N/A       N/A       N/A      N/A
 .............................................................................................
 Net investment income          0.30%      0.92%++     1.01%     2.04%     2.36%    2.09%++
 .............................................................................................
 PORTFOLIO TURNOVER RATE          69%         6%         91%       53%       70%      46%
 ............................................................................................
+  Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
*  For the period from February 2, 1993 (commencement of class operations) to
   December 31, 1993.
** For the seven-month period ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Value Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                           Year Ended July 31,     Year Ended December 31,
                           ---------------------   --------------------------
                             1998      1997**       1996     1995     1994*
 CLASS C SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   24.61  $   20.56    $ 20.44  $ 16.61  $ 18.28
                           ---------  ---------    -------  -------  -------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 ........................................................................
 Net investment income          0.10       0.12       0.22     0.39     0.19
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          1.97       4.03       3.50     4.70    (0.81)
                           ---------  ---------    -------  -------  -------
 ........................................................................
 Total from investment
  operations                    2.07       4.15       3.72     5.09    (0.62)
                           ---------  ---------    -------  -------  -------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                       (0.12)     (0.10)     (0.26)   (0.36)   (0.23)
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (4.38)         0      (3.34)   (0.90)   (0.82)
                           ---------  ---------    -------  -------  -------
 .........................................................................
 Total distributions           (4.50)     (0.10)     (3.60)   (1.26)   (1.05)
                           ---------  ---------    -------  -------  -------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                     $   22.18  $   24.61    $ 20.56  $ 20.44  $ 16.61
                           ---------  ---------    -------  -------  -------
 .........................................................................
 TOTAL RETURN+                  8.74%     20.25%     18.10%   30.90%   (3.40%)
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $   5,125  $   2,507    $ 1,458  $   811  $   485
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 1.76%      1.66%++    1.67%    1.65%    1.68%++
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 1.76%      1.66%++     N/A      N/A      N/A
 .........................................................................
 Net investment income          0.29%      0.94%++    1.00%    2.03%    2.16%++
 .........................................................................

 PORTFOLIO TURNOVER RATE          69%         6%        91%      53%      70%
 ........................................................................

                           Year Ended July 31,       Year Ended December 31,
                           ---------------------   ------------------------------
                             1998      1997**       1996    1995    1994    1993
 CLASS Y SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   24.64  $   20.57    $20.45  $16.61  $17.63  $17.11
                           ---------  ---------    ------  ------  ------  ------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income          0.35       0.25      0.44    0.57    0.56    0.52
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          1.97       4.03      3.49    4.72   (0.20)   1.12
                           ---------  ---------    ------  ------  ------  ------
 Total from investment
  operations                    2.32       4.28      3.93    5.29    0.36    1.64
                           ---------  ---------    ------  ------  ------  ------
 ........................................................................
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (4.38)         0     (3.34)  (0.90)  (0.82)  (0.58)
                           ---------  ---------    ------  ------  ------  ------
 From net investment
  income                       (0.35)     (0.21)    (0.47)  (0.55)  (0.56)  (0.54)
 .........................................................................
 Total distributions           (4.73)     (0.21)    (3.81)  (1.45)  (1.38)  (1.12)
                           ---------  ---------    ------  ------  ------  ------
 NET ASSET VALUE END OF
  YEAR                     $   22.23  $   24.64    $20.57  $20.45  $16.61  $17.63
                           ---------  ---------    ------  ------  ------  ------
 .........................................................................
 .........................................................................
 .........................................................................
 TOTAL RETURN                   9.79%     20.93%    19.20%  32.20%   2.10%   9.70%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (MILLIONS)               $     183  $   1,149    $  996  $  761  $  507  $  463
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 0.70%      0.67%++   0.66%   0.65%   0.68%   0.65%
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 0.70%      0.67%++    N/A     N/A     N/A     N/A
 .........................................................................
 Net investment income          1.47%      1.91%++   2.02%   3.02%   3.21%   2.98%
 .........................................................................
 PORTFOLIO TURNOVER RATE          69%         6%       91%     53%     70%     46%
 .........................................................................
+  Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
*  For the period from September 2, 1994 (commencement of class operations) to
   December 31, 1994.
** For the seven-month period ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Fund for Total Return

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                           Year Ended July 31,          Year Ended November 30,
                           ----------------------   -----------------------------------
                              1998      1997**       1996     1995     1994      1993*
 CLASS A SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $    20.69  $   17.33    $ 13.83  $ 11.75  $ 12.31   $ 12.06
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income           0.21       0.18       0.26     0.25     0.24      0.21
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions           2.46       3.34       3.83     2.80    (0.56)     1.31
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 Total from investment
  operations                     2.67       3.52       4.09     3.05    (0.32)     1.52
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                        (0.19)     (0.16)     (0.26)   (0.32)   (0.24)    (0.24)
 ........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions          (1.52)         0      (0.33)   (0.65)       0     (1.03)
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 Total distributions            (1.71)     (0.16)     (0.59)   (0.97)   (0.24)    (1.27)
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                     $    21.65  $   20.69    $ 17.33  $ 13.83  $ 11.75   $ 12.31
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 TOTAL RETURN+                  13.85%     20.40%     29.83%   26.57%   (2.65%)   12.67%
 ........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $   52,667  $  47,812    $40,487  $27,037  $23,162   $26,367
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 ........................................................................
 Total expenses                  1.21%      1.24%++    1.41%    1.69%    1.59%     1.85%
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                  1.21%      1.22%++    1.39%     N/A      N/A       N/A
 .........................................................................
 Net investment income           1.01%      1.46%++    1.66%    1.94%    1.93%     1.63%
 .........................................................................
 PORTFOLIO TURNOVER RATE           66%        41%        41%      77%      57%       92%
 .........................................................................

                           Year Ended July 31,          Year Ended November 30,
                           ----------------------   -----------------------------------
                              1998      1997**       1996     1995     1994      1993*
 CLASS B SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $    20.63  $   17.31    $ 13.84  $ 11.77  $ 12.32   $ 12.65
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 ........................................................................
 Net investment income           0.06       0.09       0.15     0.15     0.15      0.10
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions           2.45       3.31       3.80     2.82    (0.56)     0.74
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 Total from investment
  operations                     2.51       3.40       3.95     2.97    (0.41)     0.84
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                        (0.06)     (0.08)     (0.15)   (0.25)   (0.14)    (0.14)
 ........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions          (1.52)         0      (0.33)   (0.65)       0     (1.03)
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 Total distributions            (1.58)     (0.08)     (0.48)   (0.90)   (0.14)    (1.17)
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                     $    21.56  $   20.63    $ 17.31  $ 13.84  $ 11.77   $ 12.32
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 TOTAL RETURN+                  13.01%     19.68%     28.73%   25.59%   (3.36%)    6.68%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $  105,748  $  94,309    $43,526  $20,605  $ 7,314   $ 4,283
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 ........................................................................
 Total expenses                  1.97%      2.02%++    2.18%    2.47%    2.31%     2.64%++
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                  1.97%      2.00%++    2.16%    2.46%     N/A       N/A
 .........................................................................
 Net investment income           0.25%      0.58%++    0.88%    1.06%    1.27%     0.84%++
 .........................................................................
 PORTFOLIO TURNOVER RATE           66%        41%        41%      77%      57%       92%
 .........................................................................
+  Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
*  For the period from February 1, 1993 (commencement of class operations) to
   December 31, 1993.
** For the eight-month period ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Fund for Total Return

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                           Year Ended July 31,       Year Ended November 30,
                           ---------------------   --------------------------------
                             1998      1997**       1996     1995    1994    1993*
 CLASS C SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   20.65  $   17.32    $ 13.85  $11.78  $12.33   $12.65
                           ---------  ---------    -------  ------  ------   ------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income          0.05       0.09       0.14    0.16    0.15     0.10
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          2.46       3.32       3.81    2.81   (0.56)    0.75
                           ---------  ---------    -------  ------  ------   ------
 .........................................................................
 Total from investment
  operations                    2.51       3.41       3.95    2.97   (0.41)    0.85
                           ---------  ---------    -------  ------  ------   ------
 ........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                       (0.06)     (0.08)     (0.15)  (0.25)  (0.14)   (0.14)
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (1.52)         0      (0.33)  (0.65)      0    (1.03)
                           ---------  ---------    -------  ------  ------   ------
 .........................................................................
 Total distributions           (1.58)     (0.08)     (0.48)  (0.90)  (0.14)   (1.17)
                           ---------  ---------    -------  ------  ------   ------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                     $   21.58  $   20.65    $ 17.32  $13.85  $11.78   $12.33
                           ---------  ---------    -------  ------  ------   ------
 .........................................................................
 TOTAL RETURN+              12.99%        19.73%     28.71%  25.57%  (3.36%)   6.76%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $  20,851  $  21,125    $14,562  $9,503  $5,968   $5,030
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 1.97%      2.01%++    2.17%   2.47%   2.34%    2.64%++
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 1.97%      1.99%++    2.15%   2.44%    N/A      N/A
 .........................................................................
 Net investment income          0.25%      0.66%++    0.89%   1.16%   1.21%    0.83%++
 .........................................................................
 PORTFOLIO TURNOVER RATE          66%        41%        41%     77%     57%      92%
 .........................................................................

                                                      Year Ended July 31,
                                                      -----------------------
                                                        1998       1997***

 CLASS Y SHARES
 NET ASSET VALUE BEGINNING OF YEAR                    $   20.62   $   17.74
                                                      ---------   ---------
 .........................................................................
 INCOME FROM INVESTMENT OPERATIONS
 ........................................................................
 Net investment income                                     0.24        0.18
 .........................................................................
 Net realized and unrealized gains or losses on
  securities and foreign currency related
  transactions                                             2.51        2.86
                                                      ---------   ---------
 .........................................................................
 Total from investment operations                          2.75        3.04
                                                      ---------   ---------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment income                               (0.24)      (0.16)
 .........................................................................
 From net realized gain on securities and foreign
  currency related transactions                           (1.52)          0
                                                      ---------   ---------
 .........................................................................
 Total distributions                                      (1.76)      (0.16)
                                                      ---------   ---------
 .........................................................................
 NET ASSET VALUE END OF YEAR                          $   21.61   $   20.62
                                                      ---------   ---------
 .........................................................................
 TOTAL RETURN                                             14.29%      17.22 %
 ........................................................................
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF YEAR (THOUSANDS)                   $     111   $      93
 .........................................................................
 RATIOS TO AVERAGE NET ASSETS:
 Total expenses                                            0.93 %      1.34 %++
 .........................................................................
 Total expenses, excluding indirectly paid expenses        0.93 %      1.34 %++
 .........................................................................
 Net investment income                                     1.31 %      0.79 %++
 .........................................................................
 PORTFOLIO TURNOVER RATE                                     66 %        41 %
 .........................................................................

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from February 1, 1993 (commencement of class operations) to November 30, 1993.
** For the eight-month period ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*** For the period from January 13, 1997 (commencement of class operations) to July 31, 1997.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                Blue Chip Fund

                            SCHEDULE OF INVESTMENTS
                                 July 31, 1998

   Shares                                                              Value

 COMMON STOCKS - 85.5%
             AUTOMOTIVE EQUIPMENT & MANUFACTURING - 2.5%
      72,300 Chrysler Corp. .....................................   $  4,279,256
      55,000 Ford Motor Co. .....................................      3,131,563
      50,000 *Lear Corp. ........................................      2,653,125
                                                                    ------------
                                                                      10,063,944
                                                                    ------------
             BANKS - 5.8%
      50,000 BankAmerica Corp. ..................................      4,487,500
      63,000 BankBoston Corp. ...................................      3,047,625
      45,000 Fleet Financial Group, Inc. ........................      3,867,187
      65,000 Mellon Bank Corp. ..................................      4,379,375
     180,000 North Fork Bancorp, Inc. ...........................      4,387,500
      30,000 PNC Bank Corp. .....................................      1,618,125
      60,000 TCF Financial Corp. ................................      1,732,500
                                                                    ------------
                                                                      23,519,812
                                                                    ------------
             BUILDING, CONSTRUCTION & FURNISHINGS - 1.0%
      97,000 Home Depot, Inc. ...................................      4,061,875
                                                                    ------------
             BUSINESS EQUIPMENT &
              SERVICES - 1.1%
      40,000 Xerox Corp. ........................................      4,222,500
                                                                    ------------
             CAPITAL GOODS - 0.1%
      12,000 Deere & Co. ........................................        482,250
                                                                    ------------
             CHEMICAL & AGRICULTURAL
              PRODUCTS - 0.6%
      45,000 Monsanto Co. .......................................      2,548,125
                                                                    ------------
             COMMUNICATION SYSTEMS & SERVICES - 2.2%
      40,000 *Cisco Systems, Inc. ...............................      3,831,250
      96,500 *WorldCom, Inc. ....................................      5,093,391
                                                                    ------------
                                                                       8,924,641
                                                                    ------------
             CONSUMER PRODUCTS &
              SERVICES - 3.7%
      28,500 Colgate-Palmolive Co. ..............................      2,634,469
      58,000 Gillette Co. .......................................      3,037,750
      75,000 Procter & Gamble Co. ...............................      5,953,125
     150,800 Stewart Enterprises, Inc. Cl. A.....................      3,425,987
                                                                    ------------
                                                                      15,051,331
                                                                    ------------
             DIVERSIFIED COMPANIES - 1.2%
      80,000 Tyco International Ltd. ............................      4,955,000
                                                                    ------------
             ELECTRICAL EQUIPMENT &
              SERVICES - 3.5%
     149,500 General Electric Co. ...............................     13,352,219
       9,000 Honeywell, Inc. ....................................        754,312
                                                                    ------------
                                                                      14,106,531
                                                                    ------------
             ENVIRONMENTAL SERVICES - 1.0%
     162,500 *Republic Services, Inc. ...........................      4,062,500
                                                                    ------------
             FINANCE & INSURANCE - 11.7%
      35,000 American International Group, Inc...................      5,278,437
      64,414 Associates First Capital Corp.
              Cl. A..............................................      5,004,163
      45,000 CIGNA Corp. ........................................      2,972,813

   Shares                                                              Value

 COMMON STOCKS - CONTINUED
             FINANCE & INSURANCE - CONTINUED
      92,500 Federal National Mortgage Association...............   $  5,735,000
     143,800 Greenpoint Financial Corp. .........................      5,707,062
      65,000 Hartford Life, Inc. Cl. A...........................      3,761,875
      40,000 Lincoln National Corp. .............................      3,830,000
      29,000 Morgan Stanley, Dean Witter, Discover & Co. ........      2,524,813
      31,500 PMI Group, Inc. ....................................      2,134,125
      80,000 SLM Holding Corp. ..................................      3,700,000
      96,000 Travelers Group, Inc. ..............................      6,432,000
                                                                    ------------
                                                                      47,080,288
                                                                    ------------
             FOOD & BEVERAGE PRODUCTS - 1.8%
      90,500 Coca Cola Co. ......................................      7,302,219
                                                                    ------------
             HEALTHCARE PRODUCTS &
              SERVICES - 13.1%
     170,000 American Home Products Corp. .......................      8,755,000
      57,000 Bristol-Myers Squibb Co. ...........................      6,494,437
     100,400 HBO & Co. ..........................................      2,958,663
     150,000 *Health Management Associates, Inc. Cl. A...........      3,525,000
      60,000 *HEALTHSOUTH Corp. .................................      1,507,500
      55,000 Johnson & Johnson...................................      4,248,750
      82,900 Medtronic, Inc. ....................................      5,134,619
      58,500 Merck & Co., Inc. ..................................      7,213,781
      46,000 Pfizer, Inc. .......................................      5,060,000
     132,000 Pharmacia & Upjohn, Inc. ...........................      6,253,500
      25,000 *Steris Corp. ......................................      1,528,125
                                                                    ------------
                                                                      52,679,375
                                                                    ------------
             INFORMATION SERVICES & TECHNOLOGY - 10.2%
      86,000 *BMC Software, Inc. ................................      4,238,187
     100,500 *EMC Corp. .........................................      4,924,500
      50,000 *Gateway 2000, Inc. ................................      2,700,000
      51,300 Intel Corp. ........................................      4,330,041
      41,000 International Business Machines Corp. ..............      5,432,500
     102,600 *Microsoft Corp. ...................................     11,282,794
      85,000 *Peoplesoft, Inc. ..................................      3,192,812
     105,000 *Sun Microsystems, Inc. ............................      4,957,969
                                                                    ------------
                                                                      41,058,803
                                                                    ------------
             LEISURE & TOURISM - 2.3%
      96,000 Disney Walt Co. ....................................      3,306,000
      40,000 Royal Caribbean Cruises Ltd. .......................      2,972,500
      82,500 Seagram Co. Ltd. ...................................      3,031,875
                                                                    ------------
                                                                       9,310,375
                                                                    ------------
             OIL/ENERGY - 8.1%
     100,000 Anadarko Petroleum Corp. ...........................      3,431,250
      92,000 British Petroleum Plc, ADR..........................      7,383,000
      86,000 Exxon Corp. ........................................      6,030,750
      40,000 Mobil Corp. ........................................      2,790,000
      92,000 Royal Dutch Petroleum Co. ..........................      4,692,000
     137,100 Texaco, Inc. .......................................      8,337,394
                                                                    ------------
                                                                      32,664,394
                                                                    ------------

                                   EVERGREEN
                                Blue Chip Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998

   Shares                                                              Value

 COMMON STOCKS - CONTINUED
             PUBLISHING, BROADCASTING & ENTERTAINMENT - 4.7%
     117,500 CBS Corp. ..........................................   $  3,987,656
      25,000 *Clear Channel Communications, Inc. ................      1,404,688
      23,100 *Tele Communications, Inc. .........................        963,703
      35,000 Time Warner, Inc. ..................................      3,152,187
      75,500 *Viacom, Inc. Cl. B.................................      5,171,750
     120,000 *World Color Press, Inc. ...........................      4,087,500
                                                                    ------------
                                                                      18,767,484
                                                                    ------------
             REAL ESTATE - 1.2%
     112,504 Equity Office Properties Trust REIT.................      2,798,537
      80,000 First Industrial Realty Trust, Inc. REIT............      2,210,000
                                                                    ------------
                                                                       5,008,537
                                                                    ------------
             RETAILING & WHOLESALE - 6.0%
     119,500 *Borders Group Inc. ................................      3,749,312
      52,000 *Costco Companies, Inc. ............................      2,952,625
     101,600 CVS Corp. ..........................................      4,165,600
      64,600 Dayton Hudson Corp. ................................      3,088,688
      63,125 Dollar General Corp. ...............................      2,588,125
      52,500 Pier 1 Imports, Inc. ...............................        817,031
     108,000 Wal-Mart Stores, Inc. ..............................      6,817,500
                                                                    ------------
                                                                      24,178,881
                                                                    ------------
             UTILITIES - TELEPHONE - 3.7%
      60,000 Ameritech Corp. ....................................      2,951,250
      66,100 AT&T Corp. .........................................      4,007,313
      70,000 GTE Corp. ..........................................      3,806,250
      75,000 U.S. West, Inc. ....................................      4,003,125
                                                                    ------------
                                                                      14,767,938
                                                                    ------------
             Total Common Stocks
              (cost $260,296,892)................................    344,816,803
                                                                    ------------

* Non-income producing securities.
(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued inter-est at July 31, 1998.
144A Securities that may be resold to "qualified institutional buyers" under Rule 144A of the securities act of 1933. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

SUMMARY OF ABBREVIATIONS:
ADR  American Depository Receipts
REIT Real Estate Investment Trust

   Shares                                                             Value

 CONVERTIBLE PREFERRED - 1.0%
             FINANCE & INSURANCE - 1.0%
      70,000 Newell Financial Trust I
              5.25%, 144A.......................................   $  4,165,000
                                                                   ------------
             Total Convertible Preferred
              (cost $3,556,250).................................      4,165,000
                                                                   ------------
  Principal
   Amount

 CONVERTIBLE DEBENTURES - 0.0%
             IRON & STEEL - 0.0%
 $   110,000 Compania Vale do Rio Doce Navegacao SA
              1.00%, 12/31/99...................................   $          9
                                                                   ------------
             Total Convertible Debentures
              (cost $0).........................................              9
                                                                   ------------
 REPURCHASE AGREEMENT - 8.5%
  34,092,000 Keystone Joint Repurchase Agreement, Investments in
              repurchase agreements, in a joint trading account
              purchased
              7/31/98, 5.65% maturing 8/3/98, maturity value
              $34,108,052
              (cost $34,092,000) (a)............................     34,092,000
                                                                   ------------

             TOTAL INVESTMENTS -
              (COST $297,945,142).........................    95.0%  383,073,812
             OTHER ASSETS AND
              LIABILITIES - NET...........................     5.0    20,334,253
                                                             -----  ------------
             NET ASSETS...................................   100.0% $403,408,065
                                                             =====  ============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Fund

                            SCHEDULE OF INVESTMENTS
                                 July 31, 1998

   Shares                                                             Value

 COMMON STOCKS - 81.6%
             AEROSPACE & DEFENSE - 0.5%
     282,000 Boeing Co. .......................................   $   10,945,125
                                                                  --------------
             AUTOMOTIVE EQUIPMENT & MANUFACTURING - 0.5%
      50,000 Ford Motor Co. ...................................        2,846,875
     430,000 Meritor Automotive, Inc. .........................        8,707,500
                                                                  --------------
                                                                      11,554,375
                                                                  --------------
             BANKS - 9.1%
     131,850 AmSouth Bancorp...................................        5,232,797
      15,600 Astoria Financial Corp. ..........................          781,950
     130,284 Banc One Corp. ...................................        6,734,054
      80,000 Bank of New York Co., Inc. .......................        5,120,000
      16,820 BB & T Corp. .....................................        1,181,605
     286,500 BSB Bancorp, Inc. ................................        9,311,250
     135,000 Carolina First Corp. .............................        3,307,500
      14,300 Centura Banks, Inc. ..............................          989,381
      38,838 Charter One Financial, Inc. ......................        1,264,662
      67,500 Citicorp..........................................       11,475,000
      12,878 Commerce Bankcorp, Inc. ..........................          585,926
      45,750 Crestar Financial Corp. ..........................        3,119,578
      55,600 Cullen/Frost Bankers, Inc. .......................        2,953,750
      71,824 First American Corp. .............................        3,375,728
     236,250 First Security Corp. .............................        5,190,117
     114,550 First Virginia Banks, Inc. .......................        6,293,091
     140,100 Firstar Corp. ....................................        6,996,244
      23,600 FirstMerit Corp. .................................          691,775
      50,000 Fleet Financial Group, Inc. ......................        4,296,875
     210,000 Hibernia Corp. Cl. A..............................        3,963,750
      15,100 JSB Financial, Inc. ..............................          818,231
     221,200 KeyCorp...........................................        7,520,800
      22,650 Keystone Financial, Inc. .........................          757,359
     208,400 Marshall & Ilsley Corp. ..........................       11,709,475
      53,125 NationsBank Corp. ................................        4,236,719
     167,400 Norwest Corp. ....................................        6,015,938
     712,100 Pacific Century Financial Corp. ..................       13,974,962
     130,000 Peoples Heritage Financial Group..................        2,941,250
     195,000 SouthTrust Corp. .................................        7,885,313
      27,900 St. Paul Bancorp, Inc. ...........................          627,750
     117,300 State Street Corp. ...............................        8,130,356
      98,475 Summit Bancorp....................................        4,406,756
     180,000 Susquehanna Bancshares, Inc. .....................        4,050,000
      12,785 Union Planters Corp. .............................          696,783
      53,787 Wachovia Corp. ...................................        4,605,512
   1,030,000 Webster Financial Corp. ..........................       31,221,875
      52,000 Wilmington Trust Corp. ...........................        3,084,250
                                                                  --------------
                                                                     195,548,362
                                                                  --------------
             BUILDING, CONSTRUCTION & FURNISHINGS - 3.3%
      13,300 Armstrong World Industries, Inc. .................          819,613
     320,000 *Furniture Brands International, Inc. ............        9,040,000
      80,000 Home Depot, Inc. .................................        3,350,000
     349,100 *Jacobs Engineering Group, Inc. ..................       10,254,812

   Shares                                                             Value

 COMMON STOCKS - CONTINUED
             BUILDING, CONSTRUCTION & FURNISHINGS - CONTINUED
     218,600 Lennar Corp. .....................................   $    6,038,825
     113,000 Lone Star Industries, Inc. .......................        8,220,750
     280,000 Lowe's Companies, Inc. ...........................       10,780,000
      70,400 Southdown, Inc. ..................................        4,404,400
     130,000 *Toll Brothers, Inc. .............................        3,404,375
     358,200 *US Home Corp. ...................................       13,410,112
                                                                  --------------
                                                                      69,722,887
                                                                  --------------
             BUSINESS EQUIPMENT &
              SERVICES - 4.3%
     422,500 Air Express International Corp. ..................        9,321,406
     794,300 Circle International Group, Inc. .................       18,169,612
     180,000 *Compuware Corp. .................................        9,686,250
     133,000 Equifax, Inc. ....................................        5,436,375
     123,436 First Data Corp. .................................        3,571,929
     640,200 Pittston Burlington Group.........................        7,642,388
     334,700 *Platinum Technology Corp. .......................       10,574,428
     470,000 *Policy Management Systems Corp. .................       20,621,250
     427,000 Reynolds & Reynolds Co., Cl. A....................        7,178,938
                                                                  --------------
                                                                      92,202,576
                                                                  --------------
             CAPITAL GOODS - 0.3%
     127,200 Caterpillar, Inc. ................................        6,169,200
                                                                  --------------
             CHEMICAL & AGRICULTURAL
              PRODUCTS - 3.2%
     130,000 Air Products & Chemicals, Inc. ...................        4,550,000
     180,000 Du Pont (E.I.) De Nemours & Co. ..................       11,160,000
     265,000 Engelhard Corp. ..................................        5,531,875
     165,000 *Grace (W.R.) & Co. ..............................        2,753,438
     135,300 H.B. Fuller Co. ..................................        7,610,625
     255,000 Morton International, Inc. .......................        6,167,812
     180,000 Nalco Chemical Co. ...............................        6,165,000
     237,000 Pioneer Hi-Bred International, Inc. ..............        7,495,125
     260,000 Praxair, Inc. ....................................       12,805,000
     175,000 Solutia, Inc. ....................................        5,195,312
                                                                  --------------
                                                                      69,434,187
                                                                  --------------
             COMMUNICATION SYSTEMS & SERVICES - 0.8%
     248,820 American Tower Systems Corp. .....................        5,971,680
      72,000 *Cisco Systems, Inc. .............................        6,894,000
      60,000 *WorldCom, Inc. ..................................        3,172,500
                                                                  --------------
                                                                      16,038,180
                                                                  --------------
             CONSUMER PRODUCTS &
              SERVICES - 3.0%
     235,200 Black & Decker Corp. .............................       13,377,000
      90,000 Colgate-Palmolive Co. ............................        8,319,375
      25,000 CPI Corp. ........................................          625,000
       9,800 *GC Companies, Inc. ..............................          458,150
     179,000 Gucci Group.......................................        8,703,875
      40,700 Harley-Davidson, Inc. ............................        1,612,738
     185,000 Hillenbrand Industries, Inc. .....................       10,348,437

                                   EVERGREEN
                            Growth and Income Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998

   Shares                                                             Value

 COMMON STOCKS - CONTINUED
             CONSUMER PRODUCTS &
              SERVICES - CONTINUED
     162,500 Lancaster Colony Corp. ...........................   $    6,276,562
     440,000 Premark International, Inc. ......................       13,640,000
       9,100 Toro Co. .........................................          246,838
                                                                  --------------
                                                                      63,607,975
                                                                  --------------
             DIVERSIFIED COMPANIES - 0.6%
     217,500 Harnischfeger Industries, Inc. ...................        5,410,313
     200,000 ITT Industries, Inc. .............................        6,975,000
                                                                  --------------
                                                                      12,385,313
                                                                  --------------
             ELECTRICAL EQUIPMENT &
              SERVICES - 2.6%
     220,000 Baldor Electric Co. ..............................        4,565,000
     185,000 Belden, Inc. .....................................        4,879,375
      65,000 Diebold Inc. .....................................        1,641,250
      70,200 General Electric Co. .............................        6,269,738
     175,100 Harman International Industries, Inc. ............        6,905,506
     180,000 Honeywell, Inc. ..................................       15,086,250
     106,000 *Jabil Circuit, Inc. .............................        3,690,125
     136,100 Perkin Elmer Corp. ...............................        7,978,862
     335,000 Sensormatic Electronics Corp. ....................        3,664,063
     152,900 *Unitrode Corp. ..................................        2,025,925
       2,331 Zilog, Inc. ......................................            2,331
                                                                  --------------
                                                                      56,708,425
                                                                  --------------
             FINANCE & INSURANCE - 6.3%
     120,000 AFLAC, Inc. ......................................        4,125,000
      17,800 American Bankers Insurance Group, Inc. ...........        1,073,563
      97,000 Chubb Corp. ......................................        7,117,375
     279,750 Edwards (A.G.), Inc. .............................       10,927,734
     300,000 Federal Home Loan Mortgage Corp. .................       14,175,000
     315,000 Federal National Mortgage Association.............       19,530,000
      42,750 First American Financial Corp. ...................        1,132,875
     388,740 Frontier Insurance Group, Inc. ...................        6,900,135
     200,000 Hartford Financial Services Group, Inc. ..........       10,412,500
     115,000 LaSalle Re Holdings Ltd. .........................        4,025,000
      63,866 Legg Mason, Inc. .................................        3,899,818
     200,500 Lehman Brothers Holdings, Inc. ...................       14,436,000
      29,100 Life RE Corp. ....................................        2,653,556
      67,500 Meadowbrook Insurance Group, Inc. ................        1,944,844
      31,300 Mercury General Corp. ............................        1,437,844
      59,000 Mid Ocean Ltd. ...................................        4,661,000
     272,100 Paine Webber Group, Inc. .........................       12,822,712
     212,000 Price (T.) Rowe & Associates, Inc.................        7,526,000
       3,300 Reinsurance Group Of America......................          183,563
     125,000 UNUM Corp. .......................................        6,585,937
                                                                  --------------
                                                                     135,570,456
                                                                  --------------
             FOOD & BEVERAGE PRODUCTS - 1.1%
      90,000 Bestfoods.........................................        5,006,250
      11,250 *Corn Products International, Inc. ...............          334,688

   Shares                                                             Value

 COMMON STOCKS - CONTINUED
             FOOD & BEVERAGE PRODUCTS - CONTINUED
     350,000 Darden Restaurants, Inc. .........................   $    6,059,375
      50,000 *Dominick's Supermarkets, Inc. ...................        2,253,125
      40,000 Sara Lee Corp. ...................................        2,005,000
     420,400 *Vlasic Foods International, Inc. ................        7,383,275
                                                                  --------------
                                                                      23,041,713
                                                                  --------------
             FOREST PRODUCTS - 0.1%
     120,000 Deltic Timber Corp. ..............................        2,790,000
                                                                  --------------
             HEALTHCARE PRODUCTS &
              SERVICES - 11.4%
     230,000 Abbott Laboratories...............................        9,559,375
     408,200 *Acuson Corp. ....................................        6,735,300
     200,000 American Home Products Corp. .....................       10,300,000
      60,000 Baxter International, Inc. .......................        3,585,000
     126,800 Beckman Coulter Inc. .............................        7,623,850
     110,000 *Elan Corp Plc, ADR...............................        7,920,000
     362,000 *First Health Group Corp. ........................        8,914,250
     365,000 *Foundation Health Systems, Inc. .................        7,528,125
     401,625 *Health Management Associates, Inc. Cl. A.........        9,438,187
     206,000 *HEALTHSOUTH Corp. ...............................        5,175,750
      70,100 Johnson & Johnson.................................        5,415,225
      70,500 Lilly (Eli) & Co. ................................        4,741,125
     650,000 *Lincare Holdings, Inc. ..........................       25,837,500
      60,000 Manor Care, Inc. .................................        2,238,750
     400,000 McKesson Corp. ...................................       32,250,000
      20,000 Merck & Co., Inc. ................................        2,466,250
     100,000 Owens & Minor, Inc. ..............................        1,237,500
      84,200 Pfizer, Inc. .....................................        9,262,000
     521,500 *Quorum Health Group, Inc. .......................       13,167,875
     226,000 Schering-Plough Corp. ............................       21,865,500
     225,000 Shared Medical System Corp. ......................       15,271,875
     256,000 *Sybron International Corp. ......................        5,312,000
     120,000 *Tenet Healthcare Corp. ..........................        3,592,500
     162,000 Warner-Lambert Co. ...............................       12,241,125
      65,020 *Wellpoint Health Networks, Inc.
              Cl. A............................................        3,986,539
     350,000 West Co., Inc. ...................................        9,734,375
                                                                  --------------
                                                                     245,399,976
                                                                  --------------
             INDUSTRIAL SPECIALTY PRODUCTS & SERVICES - 6.8%
     223,700 AptarGroup, Inc. .................................       13,771,531
     164,625 Autoliv, Inc. ....................................        5,607,539
     370,000 Bemis Co., Inc. ..................................       14,291,250
     150,000 Borg-Warner Automotive, Inc. .....................        7,059,375
      42,000 Carpenter Technology Corp. .......................        1,819,125
     101,800 Danaher Corp. ....................................        4,154,713
     197,000 Dover Corp. ......................................        5,725,312
     226,218 Flowserve Corp. ..................................        4,934,380
      71,900 *Halter Marine Group, Inc. .......................        1,141,413
      12,800 J & L Specialty Steel, Inc. ......................           72,000
     270,300 JLG Industries, Inc. .............................        4,189,650
      33,500 Magna International, Inc. Cl. A...................        2,286,375
      23,650 Newmont Mining Corp. .............................          446,394

                                   EVERGREEN
                            Growth and Income Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998

   Shares                                                            Value

 COMMON STOCKS - CONTINUED
             INDUSTRIAL SPECIALTY PRODUCTS & SERVICES -
               CONTINUED
     145,000 Parker Hannifin Corp. ...........................   $    4,975,313
     594,000 Pittston Brink's Group ..........................       21,198,375
     260,000 Snap-on, Inc. ...................................        9,230,000
     284,000 *Strattec Security Corp. ........................        7,952,000
     280,000 Sundstrand Corp. ................................       14,647,500
      15,000 Tecumseh Products Co. Cl. A......................          787,500
     216,300 *UCAR International, Inc. .......................        5,704,912
     680,300 *Unova, Inc. ....................................       14,116,225
      25,000 Vulcan Materials Co. ............................        2,875,000
                                                                 --------------
                                                                    146,985,882
                                                                 --------------
             INFORMATION SERVICES & TECHNOLOGY - 2.0%
      80,000 *Adaptec, Inc. ..................................          930,000
     100,000 *Applied Materials, Inc. ........................        3,350,000
      13,300 *Choicepoint, Inc. ..............................          655,025
     400,000 Computer Associates International, Inc. .........       13,275,000
     110,000 *Dupont Photomasks, Inc. ........................        3,547,500
     100,000 Hewlett-Packard Co. .............................        5,550,000
      72,000 Intel Corp. .....................................        6,079,500
     329,800 *KLA-Tencor Corp. ...............................        9,852,775
      87,500 *Perceptron, Inc. ...............................          568,750
                                                                 --------------
                                                                     43,808,550
                                                                 --------------
             MANUFACTURING -
              DISTRIBUTING  - 0.1%
     136,100 Hussmann International, Inc. ....................        2,415,775
                                                                 --------------
             METAL PRODUCTS &
              SERVICES - 0.3%
     365,000 *Steel Dynamics, Inc. ...........................        5,292,500
                                                                 --------------
             OIL/ENERGY - 4.1%
      50,000 Anadarko Petroleum Corp. ........................        1,715,625
     320,000 Berry Petroleum Co. Cl. A........................        3,680,000
     507,400 Cabot Oil & Gas Corp. ...........................        8,689,225
      90,000 Coastal Corp. ...................................        2,947,500
     165,000 *Denbury Resources, Inc. ........................        1,691,250
     160,000 *Houston Exploration, Co. .......................        3,360,000
     110,300 Kerr-McGee Corp. ................................        5,659,769
     209,500 Murphy Oil Corp. ................................        9,283,469
     183,900 National Fuel Gas Co. ...........................        7,597,369
     221,200 *Nuevo Energy Co. ...............................        5,419,400
     495,000 *Oryx Energy Co. ................................        9,126,562
     400,000 *Santa Fe Energy Resources, Inc. ................        3,525,000
     321,600 Southwestern Energy Co. .........................        2,894,400
     100,000 Tosco Corp. .....................................        2,800,000
     325,000 Transocean Offshore, Inc. .......................       12,817,187
     113,520 Union Pacific Resource Group, Inc. ..............        1,589,280
     174,000 Williams Companies, Inc. ........................        5,578,875
                                                                 --------------
                                                                     88,374,911
                                                                 --------------
             OIL FIELD SERVICES - 1.9%
     298,000 *Atwood Oceanics, Inc. ..........................        9,126,250
      52,300 Camco International, Inc. .......................        3,713,300

   Shares                                                            Value

 COMMON STOCKS - CONTINUED
             OIL FIELD SERVICES - CONTINUED
     113,140 Halliburton Co. .................................   $    4,108,396
      96,500 Helmerich & Payne, Inc. .........................        1,978,250
      15,500 Lufkin Industries, Inc. .........................          458,219
     914,500 *R & B Falcon Corp. .............................       15,032,094
     380,500 *Varco International, Inc. ......................        6,040,437
                                                                 --------------
                                                                     40,456,946
                                                                 --------------
             PAPER & PACKAGING - 0.3%
      88,440 Sealed Air Corp. ................................        3,537,600
      75,000 Westvaco Corp. ..................................        1,879,688
                                                                 --------------
                                                                      5,417,288
                                                                 --------------
             PHARMACEUTICALS - 0.1%
     100,000 *Dura Pharmaceuticals, Inc. .....................        2,575,000
                                                                 --------------
             PUBLISHING, BROADCASTING & ENTERTAINMENT - 4.6%
      84,000 *Chancellor Media Corp. .........................        4,053,000
      49,805 Comcast Corp. ...................................        2,261,458
     270,000 *Emmis Broadcasting Corp. Cl. A..................       11,542,500
     273,800 Gaylord Entertainment Co. .......................        8,385,125
     425,000 *Jacor Communications, Inc. .....................       24,915,625
      40,000 Knight-Ridder, Inc. .............................        2,110,000
      15,000 McGraw-Hill Companies, Inc. .....................        1,229,063
      43,000 Scripps (E.W.) Co. Cl. A.........................        2,262,875
     185,000 TCA Cable TV, Inc. ..............................       10,649,062
     250,000 Time Warner, Inc. ...............................       22,515,625
           1 *Viacom, Inc. Cl. A..............................               68
       2,800 Washington Post Co., Cl. B.......................        1,524,600
      95,000 *Young Broadcasting, Inc. Cl. A..................        6,222,500
                                                                 --------------
                                                                     97,671,501
                                                                 --------------
             REAL ESTATE - 2.6%
      40,000 AMB Property Corp. REIT..........................          955,000
      20,000 Apartment Investment & Management Co. Cl. A
              REIT............................................          760,000
      60,000 Arden Realty Group, Inc. REIT....................        1,417,500
      71,200 Berkshire Realty Co., Inc. REIT..................          778,750
     158,000 Brandywine Realty Trust REIT.....................        3,150,125
     145,000 CarrAmerica Realty Corp. REIT....................        3,905,938
      20,000 CBL & Associates Properties, Inc. REIT...........          486,250
      78,000 Crescent Real Estate Equities, Inc. REIT.........        2,291,250
      75,000 Entertainment Properties Trust REIT..............        1,378,125
      66,100 Gables Residential Trust REIT....................        1,772,306
     100,000 Kilroy Realty Corp. REIT.........................        2,268,750
      64,000 Kimco Realty Corp. REIT..........................        2,368,000
      85,000 Liberty Property Trust REIT......................        2,130,313
     165,000 Mack-Cali Realty Corp. REIT......................        5,125,312
     170,000 Meditrust Co. REIT...............................        3,825,000
     165,400 Patriot American Hospitality, Inc. REIT..........        3,142,600
      20,000 RFS Hotel Investors, Inc. REIT...................          341,250
     160,000 *Servico, Inc. ..................................        2,160,000
     199,851 Starwood Hotels & Resorts Trust REIT.............        8,206,382

                                   EVERGREEN
                            Growth and Income Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998

   Shares                                                             Value

 COMMON STOCKS - CONTINUED
             REAL ESTATE - CONTINUED
     132,600 Sunstone Hotel Investors, Inc. REIT...............   $    1,475,175
     255,300 Weeks Corp. REIT..................................        7,371,787
                                                                  --------------
                                                                      55,309,813
                                                                  --------------
             RETAILING & WHOLESALE - 2.9%
     116,600 *Autozone, Inc. ..................................        3,993,550
     169,000 Avnet, Inc. ......................................        9,273,875
     290,600 *Cole National Corp. Cl. A........................        9,589,800
     150,000 J. C. Penney Co., Inc. ...........................        8,803,125
      52,600 Longs Drug Stores Corp. ..........................        1,453,075
     113,100 Mercantile Stores Co., Inc. ......................        8,970,244
     318,825 *Proffitts, Inc. .................................       10,042,987
     105,000 Rite Aid Corp. ...................................        4,147,500
     118,000 *Saks Holdings, Inc. .............................        3,031,125
      20,400 Shopko Stores, Inc. ..............................          596,700
       8,200 *Timberland Co. Cl. A.............................          528,900
      20,000 *Tommy Hilfiger Corp. ............................        1,121,250
                                                                  --------------
                                                                      61,552,131
                                                                  --------------
             TELECOMMUNICATION SERVICES & EQUIPMENT - 0.5%
     168,000 *Aspect Telecommunications Corp. .................        5,360,250
      50,000 Mediaone Group, Inc. .............................        2,415,625
      70,000 *Univision Communications, Inc. Cl. A.............        2,555,000
                                                                  --------------
                                                                      10,330,875
                                                                  --------------
             TRANSPORTATION - 4.4%
     276,600 *Atlas Air, Inc. .................................       10,199,625
     780,000 Bombardier, Inc., Cl. B...........................       10,737,970
     190,000 Burlington Northern Santa Fe......................       19,558,125
     612,600 Kansas City Southern Industries, Inc. ............       30,093,975
     140,000 +Petroleum Helicopters, Inc. .....................        2,563,750
     138,500 Southwest Airlines Co. ...........................        4,561,844
     413,000 Union Pacific Corp. ..............................       17,346,000
                                                                  --------------
                                                                      95,061,289
                                                                  --------------
             UTILITIES - ELECTRIC - 1.1%
      64,000 Commonwealth Energy System........................        2,272,000
     140,900 Energy East Corp. ................................        5,636,000
      70,000 Houston Industries, Inc. .........................        1,955,625
      40,000 Texas Utilities Co. ..............................        1,602,500
     400,000 TNP Enterprises, Inc. ............................       12,900,000
                                                                  --------------
                                                                      24,366,125
                                                                  --------------
             UTILITIES - GAS - 0.9%
     245,800 Marketspan Corp. .................................        6,774,863
     288,100 Northwest Natural Gas Co. ........................        7,562,625
     184,400 Piedmont Natural Gas Co., Inc. ...................        5,370,650
                                                                  --------------
                                                                      19,708,138
                                                                  --------------
             UTILITIES - TELEPHONE - 1.9%
     160,000 *AirTouch Communications, Inc. ...................        9,410,000
      62,000 AT&T Corp. .......................................        3,758,750
     150,000 Century Telephone Enterprises, Inc. ..............        7,462,500

   Shares                                                             Value

 COMMON STOCKS - CONTINUED
             UTILITIES - TELEPHONE - CONTINUED
     143,000 Cincinnati Bell, Inc. ............................   $    4,593,875
     200,000 GTE Corp. ........................................       10,875,000
      75,000 MCI Communications Corp. .........................        4,856,250
       1,365 U.S. West, Inc. ..................................           72,857
                                                                  --------------
                                                                      41,029,232
                                                                  --------------
             Total Common Stocks
              (cost $1,322,443,411)............................    1,751,474,706
                                                                  --------------
 PREFERRED STOCKS - 0.0%
             HEALTHCARE PRODUCTS &
              SERVICES - 0.0%
     130,000 *Fresenius National Med Care, Inc. Ser. D.........            8,840
                                                                  --------------
             Total Preferred Stocks
              (cost $22,740)...................................            8,840
                                                                  --------------
 CONVERTIBLE PREFERRED - 0.1%
             PAPER & PACKAGING - 0.1%
      78,375 *Sealed Air Corp. ................................        3,497,485
                                                                  --------------
             Total Convertible Preferred
              (cost $2,426,965)................................        3,497,485
                                                                  --------------

  Principal
   Amount

 SHORT-TERM INVESTMENTS - 19.7%
             COMMERCIAL PAPER - 17.2%
 $13,300,000 Akzo Nobel, Inc.
              5.62%, 8/6/98....................................       13,289,618
  37,500,000 Banc One Funding Corp.
              5.51%, 9/18/98...................................       37,224,500
  25,800,000 BHF Finance (De), Inc.
              5.52%, 9/18/98...................................       25,610,112
   2,800,000 Cambridge Massachusetts
              Water Pollution
              5.58%, 9/1/98....................................        2,786,546
  19,500,000 Citibank Capital Markets Assets
              Yr 1+2
              5.57%, 8/28/98...................................       19,418,539
   5,850,000 Dollar Thrifty Funding Corp.
              5.55%, 8/7/98....................................        5,845,228
  25,000,000 Du Pont (E.I.) De Nemours & Co. 5.54%, 8/24/98....       24,911,514
  36,650,000 Finova Capital Corp.
              5.54%, 9/3/98....................................       36,463,879
  37,400,000 General Motors Acceptance Corp. 5.50%, 8/20/98....       37,291,436
  17,400,000 Goldman Sachs Group
              5.53%, 8/17/98...................................       17,357,235
             Great Lakes Chemical Corp.:
   1,000,000 5.51%, 9/1/98.....................................          995,255
  14,000,000 5.53%, 8/10/98....................................       13,980,645
  18,000,000 Island Finance Puerto Rico, Inc. 5.55%, 8/11/98...       17,972,250
  30,000,000 Knight-Ridder Inc.
              5.65%, 8/14/98...................................       29,938,792
             Marsh & McLennan Co., Inc.:
   2,200,000 5.51%, 9/4/98.....................................        2,188,551
  27,000,000 5.54%, 8/27/98....................................       26,891,970

                                   EVERGREEN
                            Growth and Income Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998

  Principal
   Amount                                                             Value

 SHORT-TERM INVESTMENTS - CONTINUED
             COMMERCIAL PAPER - CONTINUED
 $ 7,750,000 Massachusetts College of
              Pharmacy and Allied Health Services
              5.55%, 8/20/98...................................   $    7,727,299
   5,800,000 Monsanto Company Series B 5.50%, 9/10/98..........        5,764,555
  12,700,000 Morgan (J.P.) & Co., Inc.
              5.52%, 8/17/98...................................       12,668,843
   1,000,000 Pfizer, Inc.
              5.53%, 8/3/98....................................          999,693
   7,900,000 Power Authority Str New York 5.53%, 9/14/98.......        7,846,605
     850,000 Queens Health System
              5.55%, 8/6/98....................................          849,345
  22,200,000 Twin Towers, Inc.
              5.58%, 8/18/98...................................       22,141,503
                                                                  --------------
                                                                     370,163,913
                                                                  --------------

* Non-income producing securities.
+ Investment in a non-controlled affiliate. The fund owns over 5% of the outstanding voting shares of Strattec Security Corp. and Petroleum Helicopters, Inc. with a cost basis of $4,202,147 and $2,392,500 re-spectively at July 31, 1998. The Fund earned $7,000 of income from Pe-troleum Helicopters, Inc. during the period ending July 31, 1998.
(a) Less than one-tenth of a percent.

SUMMARY OF ABBREVIATIONS:
ADR  American Depository Receipts
REIT Real Estate Investment Trust.

  Principal
   Amount                                                            Value

 SHORT-TERM INVESTMENTS - CONTINUED
             GOVERNMENT AGENCY NOTES & BONDS - 2.5%
 $32,000,000 Federal Home Loan Mortgage Discount Notes
              5.46%, 8/28/98..................................   $   31,868,960
  21,000,000 Federal National Mortgage Association Discount
              Notes 5.44%, 8/14/98............................       20,958,747
                                                                 --------------
                                                                     52,827,707
                                                                 --------------
             Total Short-Term Investments
              (cost $422,991,620).............................      422,991,620
                                                                 --------------

             TOTAL INVESTMENTS -
              (COST $1,747,884,736)....................   101.4%  2,177,972,651
             OTHER ASSETS AND
              LIABILITIES - NET........................    (1.4)    (30,651,773)
                                                          -----  --------------
             NET ASSETS................................   100.0% $2,147,320,878
                                                          =====  ==============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                               Income and Growth

                            SCHEDULE OF INVESTMENTS
                                 July 31, 1998

   Shares                                                              Value

 COMMON STOCKS - 65.7%
            AUTOMOTIVE EQUIPMENT &
             MANUFACTURING - 1.3%
    175,900 Dana Corp. ..........................................   $  8,751,025
     50,000 General Motors Corp. ................................      3,615,625
                                                                    ------------
                                                                      12,366,650
                                                                    ------------
            BANKS - 15.5%
     26,775 AmSouth Bancorp......................................      1,062,633
    100,000 Associated Banc Corp. ...............................      3,800,000
    284,000 BancorpSouth, Inc. ..................................      5,573,500
    170,100 Bankers Trust Corp. .................................     19,061,831
    192,500 +CB Bancshares, Inc. ................................      6,833,750
     24,850 CCB Financial Corp. .................................      2,863,962
    200,000 Commonwealth Bank of Australia.......................      2,497,442
     77,606 F&M National Corp. ..................................      2,202,070
     35,100 First American Corp. ................................      1,649,700
    300,300 First Hawaiian, Inc. ................................      9,947,437
     40,000 First Tennessee National Corp. ......................      1,255,000
    120,750 First Virginia Banks, Inc. ..........................      6,633,703
      8,200 FirstMerit Corp. ....................................        240,363
    100,000 Fleet Financial Group, Inc. .........................      8,593,750
    319,410 Interchange Financial Services Corp. ................      6,348,274
    100,000 KeyCorp .............................................      3,400,000
     18,271 M & T Bank Corp. ....................................      9,720,172
    100,000 Marshall & Ilsley Corp. .............................      5,618,750
     77,346 Mercantile Bancorp, Inc. ............................      4,205,689
    153,000 Norwest Corp. .......................................      5,498,437
     15,625 One Valley Bancorp of West Virginia, Inc. ...........        528,320
     50,326 Premier National Bancorp Inc. .......................      1,056,846
     79,254 Second Bancorp, Inc. ................................      2,219,112
     10,000 Summit Bancorp ......................................        447,500
    111,375 Susquehanna Bancshares, Inc. ........................      2,505,938
    228,772 Union Planters Corp. ................................     12,468,074
      7,000 United Bankshares, Inc. .............................        194,250
    107,320 USBancorp, Inc. .....................................      8,236,810
  1,930,402 Westpac Banking Corp., Ltd. .........................     12,211,023
                                                                    ------------
                                                                     146,874,336
                                                                    ------------
            BUILDING, CONSTRUCTION &
             FURNISHINGS - 2.4%
    330,000 Armstrong World Industries,Inc. .....................     20,336,250
     37,100 La-Z-Boy Chair Co. ..................................      2,114,700
                                                                    ------------
                                                                      22,450,950
                                                                    ------------
            CAPITAL GOODS - 1.1%
    221,500 Caterpillar, Inc. ...................................     10,742,750
                                                                    ------------
            COMMUNICATION SYSTEMS &
             SERVICES - 0.3%
     51,641 *WorldCom, Inc. .....................................      2,730,518
                                                                    ------------
            CONSUMER PRODUCTS &
             SERVICES - 0.6%
    215,000 Tupperware Corp. ....................................      5,428,750
                                                                    ------------
            DIVERSIFIED COMPANIES - 0.5%
    225,000 Tomkins Plc, ADR.....................................      4,809,375
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - CONTINUED
            ELECTRICAL EQUIPMENT &
             SERVICES - 1.4%
      5,000 Hubbell, Inc. Cl. A..................................   $    203,750
    220,000 Hubbell, Inc. Cl. B..................................      9,240,000
     98,800 Thomas & Betts Corp. ................................      4,050,800
                                                                    ------------
                                                                      13,494,550
                                                                    ------------
            FINANCE & INSURANCE - 3.7%
    170,300 IPC Holdings Ltd. ...................................      4,512,950
    100,000 LaSalle Re Holdings Ltd. ............................      3,500,000
    100,000 Mid Ocean Ltd. ......................................      7,900,000
    195,800 Ohio Casualty Corp. .................................      8,345,975
    110,000 Paine Webber Group, Inc. ............................      5,183,750
    143,200 Provident Co., Inc. .................................      5,280,500
                                                                    ------------
                                                                      34,723,175
                                                                    ------------
            FOOD & BEVERAGE PRODUCTS - 0.2%
      1,000 Sara Lee Corp. ......................................         50,125
     62,400 Sbarro, Inc. ........................................      1,532,700
                                                                    ------------
                                                                       1,582,825
                                                                    ------------
            HEALTHCARE PRODUCTS &
             SERVICES - 3.1%
     53,000 *ADAC Laboratories...................................      1,444,250
     70,000 American Home Products Corp. ........................      3,605,000
    175,000 Baxter International, Inc. ..........................     10,456,250
     59,400 Bristol-Myers Squibb Co. ............................      6,767,887
     47,600 Merck & Co., Inc. ...................................      5,869,675
     22,500 Shared Medical System Corp. .........................      1,527,188
                                                                    ------------
                                                                      29,670,250
                                                                    ------------
            METAL PRODUCTS & SERVICES - 0.3%
    200,601 Freeport McMoRan Copper & Gold, Inc. Cl. A...........      2,846,027
                                                                    ------------
            OIL/ENERGY - 1.7%
    100,000 Atlantic Richfield Co. ..............................      6,775,000
     26,100 Consolidated Natural Gas Co. ........................      1,349,044
    293,100 Equitable Resources, Inc. ...........................      7,217,588
     10,000 National Fuel Gas Co. ...............................        413,125
      5,929 *Santa Fe Energy Resources, Inc. ....................         52,249
                                                                    ------------
                                                                      15,807,006
                                                                    ------------
            PUBLISHING, BROADCASTING &
             ENTERTAINMENT - 0.1%
     50,000 Reader's Digest Association, Inc. (The)..............      1,412,500
                                                                    ------------
            REAL ESTATE - 7.4%
     55,000 Burnham Pacific Properties, Inc. REIT................        759,687
  1,000,000 Canadian Hotel Properties REIT.......................      7,280,429
    324,900 Equity Residential Properties Trust REIT.............     13,645,800
    412,700 Gables Residential Trust REIT........................     11,065,519
    462,000 Kranzco Realty Trust REIT............................      8,316,000
    850,000 Meditrust Co. REIT...................................     19,125,000
    260,050 Post Property, Inc. REIT.............................     10,320,734
                                                                    ------------
                                                                      70,513,169
                                                                    ------------

                                   EVERGREEN
                               Income and Growth

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998

   Shares                                                              Value

 COMMON STOCKS -  CONTINUED
            RETAILING & WHOLESALE - 0.8%
    100,000 Mercantile Stores Co., Inc. .........................   $  7,931,250
                                                                    ------------
            TELECOMMUNICATION SERVICES &
             EQUIPMENT - 4.1%
  2,003,000 Telecom Corp. New Zealand Ltd. ......................     39,308,875
                                                                    ------------
            THRIFT INSTITUTIONS - 0.4%
     56,000 First Essex Bancorp, Inc. ...........................      1,211,000
    122,000 +Jacksonville Bancorp, Inc. .........................      2,211,250
     10,430 Peoples Heritage Financial Group.....................        235,979
                                                                    ------------
                                                                       3,658,229
                                                                    ------------
            TRANSPORTATION - 1.1%
    260,000 Union Pacific Corp. .................................     10,920,000
                                                                    ------------
            UTILITIES - ELECTRIC - 7.9%
     10,650 Black Hills Corp. ...................................        255,600
    100,000 Central & South West Corp. ..........................      2,543,750
      6,500 Central Hudson Gas & Electric Corp. .................        280,313
    239,000 FPL Group, Inc. .....................................     14,534,187
    100,000 Houston Industries, Inc. ............................      2,793,750
    123,826 Interstate Energy Corp. .............................      3,629,650
    695,524 LG & E Energy Corp. .................................     16,953,397
    180,000 MDU Resources Group, Inc. ...........................      4,083,750
    250,000 Midamerican Energy Holdings Co.......................      5,093,750
    301,500 PP&L Resources, Inc. ................................      6,991,031
    275,000 Public Service Enterprise Group, Inc. ...............      8,989,063
    101,300 Texas Utilities Co. .................................      4,058,331
    150,200 TNP Enterprises, Inc. ...............................      4,843,950
                                                                    ------------
                                                                      75,050,522
                                                                    ------------
            UTILITIES - GAS - 5.7%
     73,300 Chesapeake Utilities Corp. ..........................      1,273,588
  1,035,848 Marketspan Corp. ....................................     28,550,560
     76,700 New Jersey Resources Corp. ..........................      2,626,975
    510,700 Peoples Energy Corp. ................................     17,874,500
     29,300 Piedmont Natural Gas Co., Inc. ......................        853,363
     10,000 South Jersey Industries, Inc. .......................        258,125
     93,685 UGI Corp. ...........................................      2,201,597
      8,300 Yankee Energy System, Inc. ..........................        199,719
                                                                    ------------
                                                                      53,838,427
                                                                    ------------
            UTILITIES - TELEPHONE - 2.6%
    105,100 Frontier Corp. ......................................      3,527,419
    250,000 GTE Corp. ...........................................     13,593,750
    100,000 *Nortel Inversora SA MEDS............................      6,250,000
     20,000 U.S. West, Inc. .....................................      1,067,500
                                                                    ------------
                                                                      24,438,669
                                                                    ------------
            OTHER SECURITIES - 3.5%..............................     33,915,403
                                                                    ------------
            Total Common Stocks
             (cost $568,548,771).................................    624,514,206
                                                                    ------------
 CONVERTIBLE PREFERRED - 30.1%
            BANKS - 0.6%
    210,000 National Australia Bank, Ltd.
             7.875%, Series UNIT.................................      6,168,750
                                                                    ------------

   Shares                                                             Value

 CONVERTIBLE PREFERRED - CONTINUED
            CHEMICAL & AGRICULTURAL
             PRODUCTS - 1.5%
    485,000 Merrill Lynch & Co., Inc.
             6.25%, Series IGL, STRYPES (exchangeable for IMC
             Global, Inc. common stock).........................   $ 14,065,000
                                                                   ------------
            COMMUNICATION SYSTEMS & SERVICES - 3.6%
    700,000 AirTouch Communications, Inc.
             6.00%, Series B....................................     33,950,000
                                                                   ------------
            CONSUMER PRODUCTS &
             SERVICES - 1.0%
    302,000 Cendant Corp.
             7.50%, PRIDES......................................      9,928,250
                                                                   ------------
            DIVERSIFIED COMPANIES - 0.2%
     35,000 Corning, Inc.
             6.00%, MIPS........................................      1,850,625
                                                                   ------------
            ELECTRICAL EQUIPMENT &
             SERVICES - 0.7%
    165,000 Pioneer Standard Financial Trust
             6.75%, 144A........................................      7,033,950
                                                                   ------------
            FINANCE & INSURANCE - 3.1%
    100,000 American General Corp.
             6.00%, Series A, MIPS..............................      8,650,000
    270,000 Frontier Financing Trust
             6.25%, TOPRS.......................................     14,512,500
    100,000 St. Paul Capital
             6.00%, MIPS........................................      6,400,000
                                                                   ------------
                                                                     29,562,500
                                                                   ------------
            FOOD & BEVERAGE PRODUCTS - 4.1%
    300,000 Dole Food Co.
             7.00%, TRACES......................................     12,750,000
    495,300 Wendys Financing I
             5.00%, Series A, TECONS............................     26,374,725
                                                                   ------------
                                                                     39,124,725
                                                                   ------------
            LEISURE & TOURISM - 0.8%
    170,000 Lodgian Capital Trust I
             7.00%, CRESTS, 144A................................      7,299,800
                                                                   ------------
            METAL PRODUCTS & SERVICES - 1.3%
    212,800 Freeport McMoRan Copper & Gold, Inc. 7.00%, EDS.....      3,976,700
    100,000 Timet Capital Trust I
             6.625%, BUCS, 144A.................................      3,987,500
    405,000 Worthington Industries, Inc.
             7.25%, DECS
             (exchangeable for Rouge Steel Co. common stock)....      4,252,500
                                                                   ------------
                                                                     12,216,700
                                                                   ------------
            OIL/ENERGY - 0.5%
     95,000 Callon Petroleum Co.
             8.50%, Series A....................................      2,992,500
     48,000 Nuevo Energy Co.
             5.75%, Series A, TECONS............................      2,040,000
                                                                   ------------
                                                                      5,032,500
                                                                   ------------

                                   EVERGREEN
                            Income and Growth Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998


   Shares                                                             Value

 CONVERTIBLE PREFERRED - CONTINUED
            OIL FIELD SERVICES - 0.8%
    100,000 EVI, Inc.
             5.00%, 144A........................................   $  3,725,000
    100,000 Hvide Capital Trust
             6.50%, 144A........................................      3,963,000
                                                                   ------------
                                                                      7,688,000
                                                                   ------------
            PUBLISHING, BROADCASTING & ENTERTAINMENT - 2.8%
    335,000 Houston Industries, Inc.
             7.00%, ACES
             (exchangeable for Time Warner, Inc. common stock)..     26,213,750
                                                                   ------------
            TELECOMMUNICATION SERVICES & EQUIPMENT - 3.3%
    600,000 Qualcomm Financial Trust I
             5.75%..............................................     31,164,000
                                                                   ------------
            TRANSPORTATION - 1.5%
     30,000 CNF Trust I
             5.00%, Ser. A, TECONS (exchangeable for CNF
             Transportation, Inc. common stock).................      1,890,000
    280,000 Union Pacific Capital Trust
             6.25%, 144A........................................     12,740,000
                                                                   ------------
                                                                     14,630,000
                                                                   ------------
            UTILITIES - ELECTRIC - 1.3%
    168,000 BNDES Participacoes S.A.
             10.50%, DECS
             (exchangeable into Electrobras shares).............      5,460,000
    130,000 Texas Utilities Co.
             9.25%, PRIDES......................................      6,613,750
                                                                   ------------
                                                                     12,073,750
                                                                   ------------
            UTILITIES - GAS - 1.5%
    594,500 MCN Corp.
             8.75%, PRIDES......................................     13,784,969
                                                                   ------------
            UTILITIES - TELEPHONE - 1.5%
    315,000 Philippine Long Distance Telephone Co., GDS
             7.00%, Series III..................................     14,529,375
                                                                   ------------
            Total Convertible Preferred
             (cost $290,318,758)................................    286,316,644
                                                                   ------------

 Principal
   Amount                                                          Value
            BUSINESS EQUIPMENT &
 CONVERTIBLE SERVICES - 0.7%DEBENTURES - 3.3%
            HMT Technology Corp.:
 $3,500,000 5.75%, 1/15/04, 144A.............................   $  2,590,000
    400,000 5.75%, 1/15/04...................................        296,000
  4,000,000 Quantum Corp.
             7.00%, 8/1/04...................................      3,720,000
    250,000 Tecnomatix Technologies Ltd.
             5.25%, 2/15/98, 144A............................        185,938
                                                                ------------
                                                                   6,791,938
                                                                ------------
            ELECTRICAL EQUIPMENT &
             SERVICES - 1.2%
  9,700,000 Photronics, Inc.
             6.00%, 6/1/04...................................      9,372,625
  1,000,000 Sci Systems, Inc.
             5.00%, 5/1/06, 144A.............................      1,670,000
                                                                ------------
                                                                  11,042,625
                                                                ------------
            INDUSTRIAL SPECIALTY PRODUCTS & SERVICES - 0.2%
  1,000,000 Solectron Corp.
             6.00%, 3/1/06, 144A.............................      1,515,000
                                                                ------------
            OIL/ENERGY - 0.1%
  1,318,000 Swift Energy Co.
             6.25%, 11/15/06.................................      1,166,430
                                                                ------------
            OIL FIELD SERVICES - 1.1%
            Key Energy Group, Inc.:
  5,750,000 5.00%, 9/15/04, 144A.............................      4,111,250
  1,250,000 7.00%, 7/1/03, 144A..............................      1,431,250
            Offshore Logistics, Inc.:
  3,775,000 6.00%, 12/15/03, 144A............................      3,218,187
  2,000,000 6.00%, 12/15/03..................................      1,705,000
                                                                ------------
                                                                  10,465,687
                                                                ------------
            Total Convertible Debentures
             (cost $35,128,220)..............................     30,981,680
                                                                ------------

            TOTAL INVESTMENTS -
             (COST $893,995,749)..........................    99.1%  941,812,530
            OTHER ASSETS AND LIABILITIES - NET............     0.9     8,841,297
                                                             -----  ------------
            NET ASSETS....................................   100.0% $950,653,827
                                                             =====  ============

* Non-income producing securities.
+ Investment in a non-controlled affiliate. The Fund owns over 5% of the out-standing voting shares of CB Bancshares, Inc. and Jacksonville Bancorp, Inc. The Fund has a cost basis of $6,024,625 and $1,320,000, respectively, in these issues at July 31, 1998. The Fund earned $40,425 and $60,500 of income, respectively, from these investments during the period ending July 31, 1998.
144A Rule 144A securities are restricted as to resale to qualified institu-
     tional investors.
SUMMARY OF ABBREVIATIONS:
ACESAutomatically Convertible Equity Securities
ADRAmerican Depository Receipts
BUCSBeneficial Unsecured Convertible Securities
CRESTSConvertible Redeemable Equity Structured Trust Securities
DECSDividend Enhanced Convertible Stock
EDSExchangeable Depository Shares
GDSGlobal Depository Shares
MIPSMonthly Income Preferred Shares
PRIDESPreferred Redeemable Increased Dividend Equity Securities
REITReal Estate Investment Trust
STRYPESStructured Yield Product Exchangeable for Stock
TECONSTerm Convertible Shares
TOPRSTrust Originated Preferred Securities
TRACESTrust Automatic Common Exchangeable Securities

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Small Cap Equity Income Fund

                            SCHEDULE OF INVESTMENTS
                                 July 31, 1998

   Shares                                                              Value

 COMMON STOCKS - 69.3%
            AEROSPACE & DEFENSE - 3.0%
    214,300 Curtiss Wright Corp. ................................   $  9,094,356
                                                                    ------------
            AUTOMOTIVE EQUIPMENT & MANUFACTURING - 0.2%
     53,200 Simpson Industries, Inc. ............................        635,075
                                                                    ------------
            BANKS - 6.6%
    108,750 ABC Bancorp..........................................      1,631,250
     31,500 Amcore Financial, Inc. ..............................        803,250
      6,000 BancorpSouth, Inc. ..................................        117,750
     20,000 Bank of Essex........................................        433,750
     18,800 Britton & Koontz Capital Corp. ......................        411,250
     28,800 BSB Bancorp, Inc. ...................................        936,000
      2,625 Carrollton Bancorp...................................         97,125
     25,000 CB Bancshares, Inc. .................................        887,500
     32,550 Commercial Bankshares, Inc. .........................        748,650
      8,200 Community Bancshares, Inc. ..........................        221,400
     40,000 Cowlitz Bancorp......................................        430,000
      2,500 First Midwest Bancorp, Inc. .........................        103,750
     30,000 First Oak Brook Bancshares, Inc. Cl. A...............      1,282,500
     95,552 First State Bancorp..................................      2,161,864
    162,000 Granite State Bankshares, Inc. ......................      4,212,000
     30,000 Independent Bankshares, Inc. ........................        460,312
     20,943 Interchange Financial Services Corp. ................        416,242
     15,000 James River Bankshares, Inc. ........................        330,000
      4,000 Northern States Financial Corp. .....................        127,000
     87,125 One Valley Bancorp of West Virginia, Inc. ...........      2,945,914
      4,668 Pacific Century Financial Corp. .....................         91,610
     14,620 Premier National Bancorp Inc. .......................        307,020
     24,000 South Alabama Bancorp, Inc. .........................        474,000
     11,250 Susquehanna Bancshares, Inc. ........................        253,125
     23,200 Union Bankshares Corp. ..............................        504,600
                                                                    ------------
                                                                      20,387,862
                                                                    ------------
            BUILDING, CONSTRUCTION & FURNISHINGS - 2.2%
     28,000 La-Z-Boy Chair Co. ..................................      1,596,000
    315,100 Shelby Williams Industries, Inc. ....................      4,726,500
     12,413 *Toll Brothers, Inc. ................................        325,065
                                                                    ------------
                                                                       6,647,565
                                                                    ------------
            BUSINESS EQUIPMENT &
             SERVICES - 0.7%
    169,400 Tab Products Co. ....................................      1,990,450
                                                                    ------------
            CHEMICAL & AGRICULTURAL
             PRODUCTS - 0.9%
     95,000 Learonal, Inc. ......................................      1,941,563
     25,500 Stepan Co. ..........................................        733,125
                                                                    ------------
                                                                       2,674,688
                                                                    ------------
            CONSUMER PRODUCTS &
             SERVICES - 9.3%
    311,500 CPI Corp. ...........................................      7,787,500
     85,500 General Housewares Corp. ............................        881,719
    230,140 +Knape & Vogt Manufacturing Co. .....................      5,005,545
    100,000 Mikasa, Inc. Cl. B...................................      1,318,750

   Shares                                                              Value

 COMMON STOCKS - CONTINUED
            CONSUMER PRODUCTS &
             SERVICES - CONTINUED
    100,000 Polaris Industries, Inc. ............................   $  3,812,500
     26,300 Russ Berrie & Co., Inc. .............................        604,900
    310,000 Stride Rite Corp. ...................................      3,758,750
    328,600 York Group, Inc. ....................................      5,504,050
                                                                    ------------
                                                                      28,673,714
                                                                    ------------
            DIVERSIFIED COMPANIES - 2.7%
    379,000 Matthews International Corp. Cl. A...................      8,338,000
                                                                    ------------
            ELECTRICAL EQUIPMENT &
             SERVICES - 2.9%
    225,800 Boston Acoustics, Inc. ..............................      9,032,000
                                                                    ------------
            FINANCE & INSURANCE - 2.4%
     26,600 Arthur J. Gallagher & Co. ...........................      1,042,387
      5,000 LaSalle Re Holdings Ltd. ............................        175,000
    100,000 Morgan Keegan, Inc. .................................      2,368,750
    122,500 Pxre Corp. ..........................................      3,307,500
     16,000 Trenwick Group, Inc. ................................        556,000
                                                                    ------------
                                                                       7,449,637
                                                                    ------------
            FOOD & BEVERAGE PRODUCTS - 0.7%
    101,000 Bridgford Foods Corp. ...............................      1,325,625
     20,000 Lance, Inc. .........................................        378,125
     78,800 Smithfield Companies, Inc. ..........................        566,375
                                                                    ------------
                                                                       2,270,125
                                                                    ------------
            HEALTHCARE PRODUCTS &
             SERVICES - 0.7%
      9,500 Kewaunee Scientific Corp. ...........................        108,656
     73,500 West Co., Inc. ......................................      2,044,219
                                                                    ------------
                                                                       2,152,875
                                                                    ------------
            INDUSTRIAL SPECIALTY PRODUCTS &
             SERVICES - 3.3%
     50,000 Badger Meter, Inc. ..................................      1,671,875
    100,000 Federal Signal Corp. ................................      2,268,750
     72,297 Flowserve Corp. .....................................      1,576,978
     84,100 Gorman Rupp Co. .....................................      1,503,287
     63,000 Hach Co. ............................................        637,875
     57,000 Hach Co. Cl. A.......................................        570,000
     18,700 Met-Pro Corp. .......................................        240,763
     55,800 Minuteman International, Inc. .......................        641,700
     46,400 Spartech Corp. ......................................        881,600
      8,000 Woodward Governor Co. ...............................        216,000
                                                                    ------------
                                                                      10,208,828
                                                                    ------------
            MACHINERY - DIVERSIFIED - 2.1%
    252,750 Hardinge Brothers, Inc. .............................      6,381,938
                                                                    ------------
            OIL/ENERGY - 5.2%
    205,800 Berry Petroleum Co. Cl. A............................      2,366,700
    235,500 Cabot Oil & Gas Corp. Cl. A..........................      4,032,937
    155,600 Penn Virginia Corp. .................................      3,559,350
    123,000 Quaker State Corp. ..................................      1,891,125
    370,000 Southwestern Energy Co. .............................      3,330,000
     67,600 Wiser Oil Co. .......................................        637,975
                                                                    ------------
                                                                      15,818,087
                                                                    ------------

                                   EVERGREEN
                         Small Cap Equity Income Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998

   Shares                                                              Value

 COMMON STOCKS - CONTINUED
            OIL FIELD SERVICES - 1.4%
    146,200 Lufkin Industries, Inc. .............................   $  4,322,038
                                                                    ------------
            PAPER & PACKAGING - 0.5%
    102,450 Tuscarora, Inc. .....................................      1,626,394
                                                                    ------------
            REAL ESTATE - 4.3%
     86,291 Bradley Real Estate, Inc. REIT.......................      1,839,077
    160,000 Eastgroup Properties, Inc. REIT......................      3,000,000
     95,000 Gables Residential Trust REIT........................      2,547,187
     60,000 Innkeepers USA Trust REIT............................        731,250
     90,000 Parkway Properties, Inc. REIT........................      2,677,500
     47,540 Post Property, Inc. REIT.............................      1,886,744
     50,000 Sunstone Hotel Investors, Inc. REIT..................        556,250
                                                                    ------------
                                                                      13,238,008
                                                                    ------------
            RETAILING & WHOLESALE - 0.1%
      6,800 Longs Drug Stores Corp. .............................        187,850
                                                                    ------------
            TELECOMMUNICATION SERVICES &
             EQUIPMENT - 1.2%
    250,000 Communications Systems, Inc. ........................      3,375,000
    126,000 Rohn Industries, Inc. ...............................        433,125
                                                                    ------------
                                                                       3,808,125
                                                                    ------------
            TEXTILE & APPAREL - 1.6%
     88,000 Oxford Industries, Inc. .............................      2,645,500
    143,200 Superior Uniform Group, Inc. ........................      2,148,000
                                                                    ------------
                                                                       4,793,500
                                                                    ------------
            THRIFT INSTITUTIONS - 4.3%
     72,000 Dime Financial Corp. ................................      2,421,000
     92,000 First Coastal Bankshares, Inc. ......................      1,472,000
      6,000 First Essex Bancorp, Inc. ...........................        129,750
     16,000 First Palm Beach Bancorp, Inc. ......................        676,000
     16,800 *Golden St. Bancorp, Inc. ...........................        463,050
    261,900 Horizon Financial Corp. .............................      4,124,925
     38,000 Jacksonville Bancorp, Inc. ..........................        688,750
     24,000 Maryland Federal Bancorp, Inc. ......................        996,000
    100,000 St. Paul Bancorp, Inc. ..............................      2,250,000
                                                                    ------------
                                                                      13,221,475
                                                                    ------------
            UTILITIES - ELECTRIC - 2.3%
     13,100 Central Hudson Gas & Electric Corp. .................        564,938
    124,100 Madison Gas & Electric Co. ..........................      2,761,225
    135,000 MDU Resources Group, Inc. ...........................      3,062,812
     26,000 Northwestern Corp. ..................................        646,750
                                                                    ------------
                                                                       7,035,725
                                                                    ------------
            UTILITIES - GAS - 5.9%
     34,200 Chesapeake Utilities Corp. ..........................        594,225
     30,000 Connecticut Energy Corp. ............................        768,750
     80,000 CTG Resources, Inc. .................................      1,855,000
     64,800 Delta Natural Gas Co., Inc. .........................      1,125,900
     40,000 Eastern Enterprises..................................      1,597,500
     27,400 NUI Corp. ...........................................        606,225
     76,600 Public Service Co. of North Carolina, Inc. ..........      1,532,000
    200,100 Semco Energy, Inc. ..................................      3,464,231

   Shares                                                             Value

 COMMON STOCKS - CONTINUED
            UTILITIES - GAS - CONTINUED
     56,000 Southwest Gas Corp. ................................   $  1,302,000
    165,500 UGI Corp. ..........................................      3,889,250
     50,000 Yankee Energy System, Inc. .........................      1,203,125
                                                                   ------------
                                                                     17,938,206
                                                                   ------------
            UTILITIES - TELEPHONE - 1.2%
     78,300 Hickory Tech Corp. .................................      3,650,738
                                                                   ------------
            OTHER SECURITIES - 3.6%.............................     11,126,751
                                                                   ------------
            Total Common Stocks
             (cost $212,015,803)................................    212,704,010
                                                                   ------------
 CONVERTIBLE PREFERRED - 12.0%
            ELECTRICAL EQUIPMENT &
             SERVICES - 1.5%
    110,000 Pioneer Standard Financial Trust
             6.75%, 144A........................................      4,689,300
                                                                   ------------
            FINANCE & INSURANCE - 2.1%
     12,000 American Heritage Life Investment Corp.
             8.50%, PRIDES......................................        828,000
     80,000 Frontier Financing Trust
             6.25%, TOPRS.......................................      4,300,000
    125,000 Philadelphia Consolidated Holdings, Inc.
             7.00%, PRIDES......................................      1,218,750
                                                                   ------------
                                                                      6,346,750
                                                                   ------------
            HEALTHCARE PRODUCTS &
             SERVICES - 2.2%
    170,000 Owens & Minor Trust I
             5.375%, TECONS, 144A...............................      6,885,000
                                                                   ------------
            INDUSTRIAL SPECIALTY PRODUCTS & SERVICES - 1.5%
    300,000 Cooper Industries, Inc.
             6.00%, DECS
             (exchangeable for Wyman-Gordon Co. common stock)...      4,500,000
                                                                   ------------
            LEISURE & TOURISM - 1.8%
    130,000 Lodgian Capital Trust I
             7.00%, CRESTS, 144A................................      5,582,200
                                                                   ------------
            METAL PRODUCTS & SERVICES - 0.8%
    239,000 Worthington Industries, Inc.
             7.25%, DECS
             (exchangeable for Rouge Steel Co. common stock)....      2,509,500
                                                                   ------------
            OIL/ENERGY - 0.3%
     26,000 Callon Petroleum Co.
             8.50%, Series A....................................        819,000
                                                                   ------------
            OIL FIELD SERVICES - 1.8%
            Hvide Capital Trust:
     40,000 6.50%, 144A.........................................      1,585,200
      7,000 6.50% Series AI.....................................        277,410
     90,000 6.50%...............................................      3,566,700
                                                                   ------------
                                                                      5,429,310
                                                                   ------------
            Total Convertible Preferred
             (cost $44,461,012).................................     36,761,060
                                                                   ------------

                                   EVERGREEN
                         Small Cap Equity Income Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998

 Principal
   Amount                                                              Value

 CONVERTIBLE DEBENTURES - 13.8%
            BANKS - 0.4%
 $1,350,000 Surety Capital Corp.
             9.00%, 3/31/08......................................   $  1,350,000
                                                                    ------------
            BUILDING, CONSTRUCTION & FURNISHINGS - 1.1%
  2,500,000 Eagle Hardware & Garden, Inc.
             6.25%, 3/15/01......................................      3,284,375
                                                                    ------------
            BUSINESS EQUIPMENT &
             SERVICES - 1.7%
  2,600,000 HMT Technology Corp.
             5.75%, 1/15/04......................................      1,924,000
  1,250,000 Interim Services, Inc.
             4.50%, 6/1/05.......................................      1,245,312
    200,000 Personnel Group Of America, Inc.
             5.75%, 7/1/04.......................................        250,000
            Tecnomatix Technologies Ltd.:
    500,000 5.25%, 8/15/04, 144A.................................        371,875
  2,000,000 5.25%, 8/15/04.......................................      1,487,500
                                                                    ------------
                                                                       5,278,687
                                                                    ------------
            CONSUMER PRODUCTS &
             SERVICES - 1.2%
  4,000,000 Action Performance Companies, Inc.
             4.75%, 4/1/05, 144A.................................      3,670,000
                                                                    ------------
            ELECTRICAL EQUIPMENT &
             SERVICES - 1.4%
  4,550,000 Photronics, Inc.
             6.00%, 6/1/04.......................................      4,396,438
                                                                    ------------
            HEALTHCARE PRODUCTS &
             SERVICES - 1.9%
  5,000,000 Alpharma, Inc.
             5.75%, 4/1/05, 144A.................................      5,206,500
    480,000 Meridian Diagnostics, Inc.
             7.00%, 9/1/06.......................................        453,600
                                                                    ------------
                                                                       5,660,100
                                                                    ------------
            INDUSTRIAL SPECIALTY PRODUCTS & SERVICES - 0.2%
    610,000 Robbins & Myers, Inc.
             6.50%, 9/1/03.......................................        724,375
                                                                    ------------
            INFORMATION SERVICES & TECHNOLOGY - 0.2%
    500,000 May & Speh, Inc.
             5.25%, 4/1/03.......................................        684,375
                                                                    ------------
            LEISURE & TOURISM - 2.0%
  2,400,000 Family Golf Centers, Inc.
             5.75%, 10/15/04, 144A...............................      2,877,000
  3,370,000 Speedway Motorsports, Inc.
             5.75%, 9/30/03......................................      3,395,275
                                                                    ------------
                                                                       6,272,275
                                                                    ------------
            OIL FIELD SERVICES - 2.8%
            Key Energy Group, Inc.:
  3,250,000 5.00%, 9/15/04, 144A.................................      2,323,750
    250,000 7.00%, 7/1/03, 144A..................................        286,250

 Principal
   Amount                                                              Value

 CONVERTIBLE DEBENTURES - CONTINUED
            OIL FIELD SERVICES - CONTINUED
            Offshore Logistics, Inc.:
 $1,425,000 6.00%, 12/15/03, 144A................................   $  1,214,812
  1,750,000 6.00%, 12/15/03......................................      1,491,875
  3,000,000 Seacor Holdings, Inc.
             5.375%, 11/15/06....................................      3,120,000
                                                                    ------------
                                                                       8,436,687
                                                                    ------------
            RETAILING & WHOLESALE - 0.9%
            Central Garden & Pet Co.:
    500,000 6.00%, 11/15/03, 144A................................        554,375
  2,000,000 6.00%, 11/15/03......................................      2,217,500
                                                                    ------------
                                                                       2,771,875
                                                                    ------------
            Total Convertible Debentures
             (cost $45,859,373)..................................     42,529,187
                                                                    ------------
 SHORT-TERM INVESTMENTS - 5.7%
            COMMERCIAL PAPER - 3.6%
    450,000 Aristar, Inc.
             5.60%, 8/13/98......................................        449,160
    640,000 Avnet, Inc.
             5.52%, 8/19/98......................................        638,234
  2,960,000 BTR Dunlop Finance, Inc.
             5.53%, 8/10/98......................................      2,955,908
  1,990,000 Dollar Thrifty Funding Corp.
             5.54%, 8/11/98......................................      1,986,938
    850,000 Glencore Asset Funding Corp.
             5.55%, 8/6/98.......................................        849,345
    315,000 Newell Co.
             5.55%, 8/31/98......................................        313,543
  1,580,000 Park Avenue Recreation Corp.
             5.55%, 8/3/98.......................................      1,579,513
  1,780,000 PHH Corp.
             5.70%, 8/21/98......................................      1,774,363
    450,000 Twin Towers, Inc.
             5.54%, 8/7/98.......................................        449,584
                                                                    ------------
                                                                      10,996,588
                                                                    ------------
            GOVERNMENT AGENCY NOTES & BONDS - 2.1%
            Federal Home Loan Mortgage Discount Notes:
  3,460,000 5.45%, 8/27/98.......................................      3,446,381
    615,000 5.48%, 8/21/98.......................................        613,128
  2,350,000 5.48%, 8/31/98.......................................      2,339,268
                                                                    ------------
                                                                       6,398,777
                                                                    ------------
            Total Short-Term Investments
             (cost $17,395,365)..................................     17,395,365
                                                                    ------------

            TOTAL INVESTMENTS -
             (COST $319,731,553).........................   100.8%  309,389,622
            OTHER ASSETS AND
             LIABILITIES - NET...........................    (0.8)   (2,303,539)
                                                            -----  ------------
            NET ASSETS...................................   100.0% $307,086,083
                                                            =====  ============

                                   EVERGREEN
                         Small Cap Equity Income Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998


* Non-income producing securities.
+ Investment in a non-controlled affiliate. The fund owns over 5% of the outstanding voting shares of Knape & Vogt Manufacturing Co. The Fund has a cost basis of $4,805,148 in the issue at July 31, 1998. The Fund earned $100,224 of income from this investment during the period ending July 31, 1998.
144A Rule 144A securities are restricted as to resale to qualified insti-tutional investors.

SUMMARY OF ABBREVIATIONS:
CRESTSConvertible Redeemable Equity Structured Trust Securities
DECSDividend Enhanced Convertible Stock
PRIDESPreferred Redeemable Increased Dividend Equity Securities
REITReal Estate Investment Trust
TECONSTerm Convertible Shares
TOPRSTrust Originated Preferred Securities

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Utility Fund

                            SCHEDULE OF INVESTMENTS
                                 July 31, 1998

   Shares                                                              Value

 COMMON STOCKS - 70.3%
            BANKS - 2.1%
     35,000 Fleet Financial Group, Inc. .........................   $  3,007,813
                                                                    ------------
            INFORMATION SERVICES &
             TECHNOLOGY - 1.9%
     75,000 *Altera Corp. .......................................      2,735,156
                                                                    ------------
            OIL/ENERGY - 2.6%
     70,000 Enron Corp. .........................................      3,705,625
                                                                    ------------
            OIL FIELD SERVICES - 1.8%
    150,000 *R & B Falcon Corp. .................................      2,465,625
                                                                    ------------
            REAL ESTATE - 2.8%
    145,000 Felcor Lodging Trust Inc. REIT.......................      4,005,625
                                                                    ------------
            UTILITIES - ELECTRIC - 44.8%
    100,000 Central Hudson Gas & Electric Corp. .................      4,312,500
    100,000 Cinergy Corp. .......................................      3,156,250
     70,000 Duke Power Co. ......................................      3,998,750
    100,000 Energy East Corp. ...................................      4,000,000
    170,000 Houston Industries, Inc. ............................      4,749,375
    125,000 Interstate Energy Corp. .............................      3,664,063
    180,000 Marketspan Corp. ....................................      4,961,250
    165,000 MDU Resources Group, Inc. ...........................      3,743,437
     80,000 New Century Energies, Inc. ..........................      3,330,000
     60,000 NIPSCO Industries, Inc. .............................      1,597,500
    100,000 Pinnacle West Capital Corp. .........................      4,275,000
    150,000 PP&L Resources, Inc. ................................      3,478,125
    100,000 Public Service Enterprise Group, Inc. ...............      3,268,750
    150,000 *Sempra Energy.......................................      3,778,125
    140,000 Teco Energy Inc. ....................................      3,552,500
    100,000 UtiliCorp United, Inc. ..............................      3,525,000
    135,000 Wisconsin Energy Corp. ..............................      3,839,062
                                                                    ------------
                                                                      63,229,687
                                                                    ------------
            UTILITIES - GAS - 2.9%
     75,000 Northwest Natural Gas Co. ...........................      1,968,750
     60,000 Peoples Energy Corp. ................................      2,100,000
                                                                    ------------
                                                                       4,068,750
                                                                    ------------
            UTILITIES - TELEPHONE - 11.4%
     55,000 BellSouth Corp. .....................................      3,757,188
     70,000 GTE Corp. ...........................................      3,806,250
     60,000 Sprint Corp. ........................................      4,200,000
     80,000 U.S. West, Inc. .....................................      4,270,000
                                                                    ------------
                                                                      16,033,438
                                                                    ------------
            Total Common Stocks
             (cost $85,025,361)..................................     99,251,719
                                                                    ------------
 CONVERTIBLE PREFERRED - 25.8%
            COMMUNICATION SYSTEMS &
             SERVICES - 3.3%
     95,000 AirTouch Communications, Inc.
             6.00%, Series B.....................................      4,607,500
                                                                    ------------

   Shares                                                             Value

 CONVERTIBLE PREFERRED - CONTINUED
            PUBLISHING, BROADCASTING &
             ENTERTAINMENT - 2.8%
     50,000 Houston Industries Inc.
             7.00%, ACES
             (exchangeable for Time Warner common stock)........   $  3,912,500
                                                                   ------------
            TELECOMMUNICATION SERVICES &
             EQUIPMENT - 2.6%
     70,000 Qualcomm Financial Trust I
             5.75%..............................................      3,675,000
                                                                   ------------
            UTILITIES - ELECTRIC - 11.9%
     50,000 AES Trust I
             5.375%, Series A, TECONS...........................      3,440,625
    135,000 BNDES Participacoes S.A.
             BNDESPAR, DECS (Eletrobras)........................      4,387,500
    500,000 Companhia Paranaense de
             Energia-Copel, Plc, ADR............................      5,437,500
     70,000 Texas Utilities Co.
             9.25%, PRIDES......................................      3,561,250
                                                                   ------------
                                                                     16,826,875
                                                                   ------------
            UTILITIES - GAS - 2.2%
     70,000 MCN Financing III
             8.00%, PRIDES......................................      3,158,750
                                                                   ------------
            UTILITIES - TELEPHONE - 3.0%
     70,000 Sprint Corp.
             8.25%, DECS
             (exchangeable for Southern N.E. Telephone common
             stock).............................................      4,307,187
                                                                   ------------
            Total Convertible Preferred
             (cost $33,061,261).................................     36,487,812
                                                                   ------------

 Principal
   Amount
 CONVERTIBLE DEBENTURES - 2.1%
            INFORMATION SERVICES & TECHNOLOGY - 2.1%
 $4,000,000 Adaptec, Inc.
             4.75%, 2/1/04......................................      3,050,000
                                                                   ------------
            Total Convertible Debentures
             (cost $3,530,000)..................................      3,050,000
                                                                   ------------
            TOTAL LONG-TERM INVESTMENTS
             (COST $121,616,622)................................    138,789,531
                                                                   ------------
 REPURCHASE AGREEMENT - 0.2%
    254,895 Donaldson, Lufkin & Jenrette Securities Corp.,
             5.62%, purchased 7/31/98, maturing 8/3/98, maturity
             value $255,014 (cost $254,895) (a).................        254,895
                                                                   ------------

            TOTAL INVESTMENTS -
             (COST $121,871,517)..........................    98.4%  139,044,426
            OTHER ASSETS AND LIABILITIES - NET............     1.6     2,211,887
                                                             -----  ------------
            NET ASSETS....................................   100.0% $141,256,313
                                                             =====  ============

                                   EVERGREEN
                                 Utility Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998


* Non-income producing securities.
(a) At July 31, 1998, the repurchase agreement was collateralized by:
    $260,000 U.S. Treasury Bond, 3.625%, 4/15/28; value including inter-est - $255,763.

SUMMARY OF ABBREVIATIONS:
ACESAutomatically Convertible Equity Securities
ADRAmerican Depository Receipt
DECSDividend Enhanced Convertible Stock
PRIDESPreferred Redeemable Increased Dividend Equity Securities
REITReal Estate Investment Trust
TECONSTerm Convertible Shares


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Value Fund

                            SCHEDULE OF INVESTMENTS
                                 July 31, 1998

    Shares                                                            Value

 COMMON STOCKS - 90.7%
              AUTOMOTIVE EQUIPMENT &
               MANUFACTURING - 0.6%
      106,900 Ford Motor Co. ..................................   $    6,086,619
                                                                  --------------
              BANKS - 19.3%
       77,220 Banc One Corp. ..................................        3,991,309
      122,600 BankAmerica Corp. ...............................       11,003,350
      430,600 BankBoston Corp. ................................       20,830,275
       84,800 Bankers Trust Corp. .............................        9,502,900
      102,200 Chase Manhattan Corp. ...........................        7,728,875
       47,000 Citicorp.........................................        7,990,000
      248,200 First Chicago NBD Corp. .........................       20,802,262
      457,400 First Tennessee National Corp. ..................       14,350,925
      336,725 Fleet Financial Group, Inc. .....................       28,937,305
      244,056 NationsBank Corp. ...............................       19,463,466
      185,700 SouthTrust Corp. ................................        7,509,244
      328,500 TCF Financial Corp. .............................        9,485,438
      107,600 Union Planters Corp. ............................        5,864,200
      271,300 Wachovia Corp. ..................................       23,230,062
                                                                  --------------
                                                                     190,689,611
                                                                  --------------
              BUSINESS EQUIPMENT &
               SERVICES - 0.1%
       10,000 Lucent Technologies, Inc. .......................          924,375
                                                                  --------------
              CHEMICAL & AGRICULTURAL
               PRODUCTS - 1.6%
        6,100 Du Pont (E. I.) De Nemours & Co. ................          378,200
      635,000 Morton International, Inc. ......................       15,359,063
                                                                  --------------
                                                                      15,737,263
                                                                  --------------
              COMMUNICATION SYSTEMS &
               SERVICES - 1.9%
      200,350 *Cisco Systems, Inc. ............................       19,183,512
                                                                  --------------
              CONSUMER PRODUCTS &
               SERVICES - 1.2%
      104,100 Colgate-Palmolive Co. ...........................        9,622,744
       18,200 Gillette Co. ....................................          953,225
       16,800 Procter & Gamble Co. ............................        1,333,500
                                                                  --------------
                                                                      11,909,469
                                                                  --------------
              DIVERSIFIED COMPANIES - 2.0%
      156,100 AlliedSignal, Inc. ..............................        6,790,350
      212,000 Tyco International Ltd. .........................       13,130,750
                                                                  --------------
                                                                      19,921,100
                                                                  --------------
              ELECTRICAL EQUIPMENT &
               SERVICES - 5.2%
      383,700 General Electric Co. ............................       34,269,206
       10,200 *LSI Logic.......................................          211,012
      295,100 Tandy Corp. .....................................       16,765,369
                                                                  --------------
                                                                      51,245,587
                                                                  --------------
              FINANCE & INSURANCE - 10.3%
      296,000 Allstate Corp. ..................................       12,561,500
       13,100 American General Corp. ..........................          894,894
       70,800 American International Group, Inc. ..............       10,677,525
       94,507 Associates First Capital Corp.
               Cl. A...........................................        7,342,013

    Shares                                                            Value

 COMMON STOCKS - CONTINUED
              FINANCE & INSURANCE - CONTINUED
        8,000 Chubb Corp. .....................................   $      587,000
      348,400 CIT Group, Inc. .................................       11,540,750
       30,200 Federal Home Loan Mortgage Corp. ................        1,426,950
      158,700 Federal National Mortgage Association............        9,839,400
      196,000 Greenpoint Financial Corp. ......................        7,778,750
        2,600 Lincoln National Corp. ..........................          248,950
      145,700 MBIA, Inc. ......................................        9,816,537
       21,200 Morgan Stanley, Dean Witter, Discover & Co. .....        1,845,725
      237,100 ReliaStar Financial Corp. .......................       11,766,087
       83,950 Travelers Group, Inc. ...........................        5,624,650
      242,200 Travelers Property Casualty Corp. Cl. A..........       10,475,150
                                                                  --------------
                                                                     102,425,881
                                                                  --------------
              FOOD & BEVERAGE
               PRODUCTS - 6.4%
      377,200 American Stores Co. .............................        8,746,325
      550,200 Archer Daniels Midland Co. ......................        9,422,175
      131,300 Coca Cola Co. ...................................       10,594,269
      444,200 Fortune Brands, Inc. ............................       16,407,637
      292,300 Philip Morris Companies, Inc. ...................       12,806,394
      115,700 Sara Lee Corp. ..................................        5,799,462
                                                                  --------------
                                                                      63,776,262
                                                                  --------------
              HEALTHCARE PRODUCTS &
               SERVICES - 13.0%
       20,000 Abbott Laboratories..............................          831,250
      237,800 American Home Products Corp. ....................       12,246,700
      212,800 Bristol-Myers Squibb Co. ........................       24,245,900
      197,800 HBO & Co. .......................................        5,828,919
      380,600 *HEALTHSOUTH Corp. ..............................        9,562,575
      244,900 Johnson & Johnson................................       18,918,525
       25,800 Lilly (Eli) & Co. ...............................        1,735,050
      129,500 Merck & Co., Inc. ...............................       15,968,969
      385,200 Pharmacia & Upjohn, Inc. ........................       18,248,850
      145,300 SmithKline Beecham Plc, ADR......................        8,318,425
      420,399 *Tenet Healthcare Corp. .........................       12,585,695
                                                                  --------------
                                                                     128,490,858
                                                                  --------------
              INFORMATION SERVICES &
               TECHNOLOGY - 7.1%
      185,700 *American Power Conversion Corp. ................        5,988,825
      244,200 EMC Corp. .......................................       11,965,800
      256,100 *Gateway 2000, Inc. .............................       13,829,400
       18,000 Intel Corp. .....................................        1,519,875
      143,800 International Business Machines Corp. ...........       19,053,500
      376,700 *Sun Microsystems, Inc. .........................       17,799,075
                                                                  --------------
                                                                      70,156,475
                                                                  --------------
              LEISURE & TOURISM - 0.1%
       30,600 Disney Walt Co. .................................        1,053,788
                                                                  --------------
              OIL/ENERGY - 8.6%
      150,800 Amoco Corp. .....................................        6,295,900

                                   EVERGREEN
                                  Value Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998

    Shares                                                            Value

 COMMON STOCKS - CONTINUED
              OIL/ENERGY - CONTINUED
       83,400 Atlantic Richfield Co. ..........................   $    5,650,350
      233,300 Burlington Resources, Inc. ......................        8,457,125
        9,900 Chevron Corp. ...................................          817,988
       36,700 Exxon Corp. .....................................        2,573,588
      145,900 Mobil Corp. .....................................       10,176,525
      161,500 Pennzoil Co. ....................................        7,267,500
       45,700 Royal Dutch Petroleum Co. .......................        2,330,700
      343,100 Sonat, Inc. .....................................       10,035,675
      166,600 Texaco, Inc. ....................................       10,131,362
      297,000 Unocal Corp. ....................................        9,726,750
      353,400 Williams Companies, Inc. ........................       11,330,887
                                                                  --------------
                                                                      84,794,350
                                                                  --------------
              PUBLISHING, BROADCASTING &
               ENTERTAINMENT - 0.1%
       17,200 *Viacom, Inc. Cl. B..............................        1,178,200
                                                                  --------------
              REAL ESTATE - 1.9%
      455,300 Equity Residential Properties Trust REIT.........       19,122,600
                                                                  --------------
              RETAILING & WHOLESALE - 1.5%
      299,900 Sears, Roebuck & Co. ............................       15,219,925
                                                                  --------------
              TELECOMMUNICATION SERVICES &
               EQUIPMENT - 1.4%
      160,000 Nokia Corp. ADR..................................       13,940,000
                                                                  --------------
              TEXTILE & APPAREL - 0.8%
      160,900 V. F. Corp. .....................................        7,572,356
                                                                  --------------
              TRANSPORTATION - 1.9%
      143,900 Burlington Northern Santa Fe.....................       14,812,706
      142,800 Norfolk Southern Corp. ..........................        4,266,150
                                                                  --------------
                                                                      19,078,856
                                                                  --------------

* Non-income producing securities.

SUMMARY OF ABBREVIATIONS:
ADR  American Depository Receipt
REIT Real Estate Investment Trust

    Shares                                                            Value

 COMMON STOCKS - CONTINUED
              UTILITIES - ELECTRIC - 2.5%
      269,100 CMS Energy Corp. ................................   $   11,352,656
       58,400 GPU, Inc. .......................................        2,087,800
      412,700 Houston Industries, Inc. ........................       11,529,806
                                                                  --------------
                                                                      24,970,262
                                                                  --------------
              UTILITIES - GAS - 1.4%
      361,600 NICOR Inc. ......................................       13,921,600
                                                                  --------------
              UTILITIES - TELEPHONE - 1.8%
      211,900 AT&T Corp. ......................................       12,846,437
       20,796 Bell Atlantic Corp. .............................          943,619
       30,300 BellSouth Corp. .................................        2,069,869
       25,500 MCI Communications Corp. ........................        1,651,125
                                                                  --------------
                                                                      17,511,050
                                                                  --------------
              Total Common Stocks
               (cost $683,255,436).............................      898,909,999
                                                                  --------------
  Principal
    Amount
 SHORT-TERM INVESTMENTS - 10.3%
              GOVERNMENT AGENCY NOTES &
               BONDS - 10.3%
 $102,239,000 Federal Home Loan Mortgage Discount Notes
               5.56%, 8/3/98...................................      102,207,420
                                                                  --------------
              Total Short-Term Investments
               (cost $102,207,419).............................      102,207,420
                                                                  --------------

              TOTAL INVESTMENTS -
               (COST $785,462,855).....................   101.0%  1,001,117,419
              OTHER ASSETS AND LIABILITIES - NET.......    (1.0)    (10,295,053)
                                                          -----  --------------
              NET ASSETS...............................   100.0% $  990,822,366
                                                          =====  ==============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Fund for Total Return

                            SCHEDULE OF INVESTMENTS
                                 July 31, 1998

   Shares                                                              Value

 COMMON STOCKS - 81.7%
             AUTOMOTIVE EQUIPMENT &
              MANUFACTURING - 4.4%
      50,000 Chrysler Corp. .....................................   $  2,959,375
      50,000 Ford Motor Co. .....................................      2,846,875
      40,000 *Lear Corp. ........................................      2,122,500
                                                                    ------------
                                                                       7,928,750
                                                                    ------------
             BANKS - 12.0%
      55,000 Associated Banc Corp. ..............................      2,100,312
      30,000 BankAmerica Corp. ..................................      2,692,500
      80,000 BankBoston Corp. ...................................      3,870,000
      30,000 Chase Manhattan Corp. ..............................      2,268,750
       4,000 Citicorp............................................        680,000
      50,000 Firstar Corp. ......................................      2,496,875
      50,000 Fleet Financial Group, Inc. ........................      4,296,875
     110,000 TCF Financial Corp. ................................      3,176,250
                                                                    ------------
                                                                      21,581,562
                                                                    ------------
             CHEMICAL & AGRICULTURAL
              PRODUCTS - 5.0%
      30,000 Du Pont (E. I.) De Nemours & Co. ...................      1,860,000
      50,000 Monsanto Co. .......................................      2,831,250
      65,000 Morton International, Inc. .........................      1,572,187
      27,000 Rohm & Haas Co. ....................................      2,629,125
                                                                    ------------
                                                                       8,892,562
                                                                    ------------
             COMMUNICATION SYSTEMS &
              SERVICES - 1.3%
      25,000 *Cisco Systems, Inc. ...............................      2,394,531
                                                                    ------------
             CONSUMER PRODUCTS &
              SERVICES - 0.9%
      20,000 Procter & Gamble Co. ...............................      1,587,500
                                                                    ------------
             DIVERSIFIED COMPANIES - 3.0%
      50,000 *Owens Illinois, Inc. ..............................      2,206,250
      50,000 Tyco International Ltd. ............................      3,096,875
                                                                    ------------
                                                                       5,303,125
                                                                    ------------
             ELECTRICAL EQUIPMENT &
              SERVICES - 4.6%
      60,000 General Electric Co. ...............................      5,358,750
      60,000 *Solectron Corp. ...................................      2,880,000
                                                                    ------------
                                                                       8,238,750
                                                                    ------------
             FINANCE & INSURANCE - 7.5%
      25,000 Hartford Life, Inc. Cl. A...........................      1,446,875
      30,000 Lincoln National Corp. .............................      2,872,500
      50,000 Nationwide Financial Services, Inc. Cl. A...........      2,721,875
      32,289 PMI Group, Inc. ....................................      2,187,580
      35,000 SLM Holding Corp. ..................................      1,618,750
      37,500 Travelers Group, Inc. ..............................      2,512,500
                                                                    ------------
                                                                      13,360,080
                                                                    ------------
             FOOD & BEVERAGE PRODUCTS - 2.9%
      35,000 H.J. Heinz Co. .....................................      1,929,375
      75,000 Philip Morris Companies, Inc. ......................      3,285,938
                                                                    ------------
                                                                       5,215,313
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - CONTINUED
             HEALTHCARE PRODUCTS &
              SERVICES - 12.0%
     120,000 American Home Products Corp. .......................   $  6,180,000
      50,000 Bristol-Myers Squibb Co. ...........................      5,696,875
      30,000 Johnson & Johnson...................................      2,317,500
      40,000 Merck & Co., Inc. ..................................      4,932,500
      50,000 Pharmacia & Upjohn, Inc. ...........................      2,368,750
                                                                    ------------
                                                                      21,495,625
                                                                    ------------
             INDUSTRIAL SPECIALTY PRODUCTS &
              SERVICES -  1.9%
      50,000 Trinity Industries, Inc. ...........................      1,996,875
      50,000 *United States Filter Corp. ........................      1,350,000
                                                                    ------------
                                                                       3,346,875
                                                                    ------------
             INFORMATION SERVICES & TECHNOLOGY - 4.5%
      50,000 *EMC Corp. .........................................      2,450,000
      30,000 Hewlett-Packard Co. ................................      1,665,000
      30,000 International Business Machines Corp. ..............      3,975,000
                                                                    ------------
                                                                       8,090,000
                                                                    ------------
             LEISURE & TOURISM - 1.2%
      56,900 Carnival, Corp. Cl. A...............................      2,101,744
                                                                    ------------
             OIL/ENERGY - 5.3%
      74,000 Anadarko Petroleum Corp. ...........................      2,539,125
      20,000 Exxon Corp. ........................................      1,402,500
      24,000 Mobil Corp. ........................................      1,674,000
      24,000 Texaco, Inc. .......................................      1,459,500
      75,000 Unocal Corp. .......................................      2,456,250
                                                                    ------------
                                                                       9,531,375
                                                                    ------------
             PUBLISHING, BROADCASTING &
              ENTERTAINMENT - 0.9%
      50,000 CBS Corp. ..........................................      1,696,875
                                                                    ------------
             REAL ESTATE - 5.9%
      40,000 Boston Properties, Inc. REIT........................      1,292,500
      50,000 Equity Office Properties Trust REIT.................      1,243,750
      25,000 Equity Residential Properties Trust REIT............      1,050,000
      36,000 First Industrial Realty Trust, Inc. REIT............        994,500
     140,000 Indymac Mortgage Holdings, Inc. REIT................      2,948,750
      44,999 Patriot American Hospitality, Inc. REIT.............        854,981
      49,000 Prentiss Properties Trust REIT......................      1,166,812
      30,000 Spieker Properties, Inc. REIT.......................      1,078,125
                                                                    ------------
                                                                      10,629,418
                                                                    ------------
             RETAILING & WHOLESALE - 3.3%
      50,000 *Costco Companies, Inc. ............................      2,839,063
      50,000 Wal-Mart Stores, Inc. ..............................      3,156,250
                                                                    ------------
                                                                       5,995,313
                                                                    ------------

                                   EVERGREEN
                             Fund for Total Return

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998

   Shares                                                              Value

 COMMON STOCKS - CONTINUED
             UTILITIES - TELEPHONE - 5.1%
      40,000 Ameritech Corp. ....................................   $  1,967,500
      39,290 AT&T Corp. .........................................      2,381,956
      40,000 GTE Corp. ..........................................      2,175,000
      50,000 U.S. West, Inc. ....................................      2,668,750
                                                                    ------------
                                                                       9,193,206
                                                                    ------------
             Total Common Stocks
              (cost $105,987,328)................................    146,582,604
                                                                    ------------
 CONVERTIBLE PREFERRED - 3.5%
             BUILDING, CONSTRUCTION &
              FURNISHINGS - 0.8%
     150,000 Kaufman & Broad Home Corp.
              8.25%, PRIDES......................................      1,443,750
                                                                    ------------
             FINANCE & INSURANCE - 1.0%
      30,000 Newell Financial Trust I
              5.25%, 144A........................................      1,785,000
                                                                    ------------
             RETAILING & WHOLESALE - 1.7%
      50,000 Kmart Financing I
              7.75%..............................................      3,100,000
                                                                    ------------
             Total Convertible Preferred
              (cost $5,610,665)..................................      6,328,750
                                                                    ------------
  Principal
   Amount
 CONVERTIBLE DEBENTURES - 3.0%
             CONSUMER PRODUCTS &
              SERVICES - 0.6%
 $ 1,000,000 Sunrise Assisted Living, Inc.
              5.50%, 6/15/02, 144A...............................      1,044,820
                                                                    ------------

* Non-income producing securities.
(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued inter-est at July 31, 1998.
144A Rule 144A securities are restricted as to resale to qualified insti-tutional investors.

SUMMARY OF ABBREVIATIONS:
BUCS Beneficial Unsecured Convertible Securities.
PRIDES Preferred Redeemable Increased Dividend Equity Securities.
REIT Real Estate Investment Trust.

  Principal
   Amount                                                             Value

 CONVERTIBLE DEBENTURES - CONTINUED
             HEALTHCARE PRODUCTS &
              SERVICES - 1.1%
 $ 2,000,000 Healthsouth Corp.
              3.25%, 4/1/03, 144A...............................   $  2,017,500
                                                                   ------------
             RETAILING & WHOLESALE - 1.0%
     750,000 Staples, Inc.
              4.50%, 10/1/00, 144A..............................      1,707,188
                                                                   ------------
             TELECOMMUNICATION SERVICES &
              EQUIPMENT - 0.3%
     500,000 Antec Corp.
              4.50%, 5/15/03, 144A..............................        570,000
                                                                   ------------
             Total Convertible Debentures
              (cost $4,250,000).................................      5,339,508
                                                                   ------------
 SHORT-TERM INVESTMENTS - 11.4%
             REPURCHASE AGREEMENT - 11.4%
  20,376,000 Keystone Joint Repurchase Agreement
              5.65%, purchased 7/31/98,
              maturing 8/3/98, maturity value $20,385,594 (cost
              $20,376,000) (a)..................................     20,376,000
                                                                   ------------
             Total Short-Term Investments
              (cost $20,376,000)................................     20,376,000
                                                                   ------------

             TOTAL INVESTMENTS -
              (COST $136,223,993).........................    99.6%  178,626,862
             OTHER ASSETS AND LIABILITIES - NET...........     0.4       750,170
                                                             -----  ------------
             NET ASSETS...................................   100.0% $179,377,032
                                                             =====  ============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Funds

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 July 31, 1998

                                            GROWTH &      INCOME &     SMALL CAP
                            BLUE CHIP        INCOME        GROWTH    EQUITY INCOME    UTILITY
VALUE         FUND FOR
                               FUND           FUND          FUND         FUND           FUND           FUND
TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------
 ASSETS
 Investments at value
  (identified cost --
   $297,945,142,
  $1,747,884,736,
  $893,995,749,
  $319,731,553,
  $121,871,517,
  $785,462,855 and
  $136,223,993,
  respectively)..........  $383,073,812  $2,177,972,651 $941,812,530 $309,389,622   $139,044,426  $1,001,117,419
$178,626,862
 Cash....................           700          58,546      164,295       16,486              0
48,239           313
 Receivable for
  investments sold.......    36,513,342       4,727,680   25,024,357            0      2,760,788
5,129,220     1,405,282
 Receivable for Fund
  shares sold............     1,882,250       6,642,137      176,442    4,313,582         84,885
824,790       147,233
 Dividends and interest
  receivable.............       423,533       1,166,850    3,272,724      947,695        617,985
1,248,745       342,345
 Unamortized
  organization
  expenses...............             0               0            0        2,482              0
0             0
 Prepaid expenses and
  other assets...........        72,244          66,619       44,731       40,706         24,461
37,363        70,135
------------------------------------------------------------------------------------------------------------------------------
   Total assets..........   421,965,881   2,190,634,483  970,495,079  314,710,573    142,532,545
1,008,405,776   180,592,170
------------------------------------------------------------------------------------------------------------------------------
 LIABILITIES
 Payable for investments
  purchased..............    16,939,811      35,092,472    5,271,218    1,267,324      1,062,250
11,805,124             0
 Payable for Fund shares
  repurchased............     1,170,650       5,100,629      601,200    5,761,900         97,290
4,672,270       969,418
 Demand note payable.....             0               0   12,800,000            0              0
0             0
 Advisory fee payable....       215,367       1,667,830      819,191      275,512         61,885
445,512        94,340
 Distribution fee
  payable................       160,609         987,570       52,500      149,321         45,943
397,253       119,892
 Due to related
  parties................         5,000               0            0            0          3,535
25,469         1,916
 Foreign taxes payable...         8,844           3,410       38,063       12,104              0
0             0
 Accrued expenses and
  other liabilities......        57,535         461,694      259,080      158,329          5,329
237,782        29,572
------------------------------------------------------------------------------------------------------------------------------
   Total liabilities.....    18,557,816      43,313,605   19,841,252    7,624,490      1,276,232
17,583,410     1,215,138
------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS..............  $403,408,065  $2,147,320,878 $950,653,827 $307,086,083   $141,256,313  $  990,822,366
$179,377,032
------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS REPRESENTED
  BY
 Paid-in capital.........  $286,984,109  $1,659,627,550 $833,102,573 $313,505,223   $108,709,536  $  774,854,885
$118,660,810
 Undistributed net
  investment income......       (14,966)        360,888   13,459,757      173,362         (7,868)
(82,792)      430,969
 Accumulated
  undistributed net
  realized gains or
  losses on securities
  and foreign currency
  related transactions...    31,310,252      57,244,858   56,431,275    3,749,429     15,381,736
395,709    17,882,384
 Net unrealized gains or
  losses on securities
  and foreign currency
  related transactions...    85,128,670     430,087,582   47,660,222  (10,341,931)    17,172,909
215,654,564    42,402,869
------------------------------------------------------------------------------------------------------------------------------
   TOTAL NET ASSETS......  $403,408,065  $2,147,320,878 $950,653,827 $307,086,083   $141,256,313  $  990,822,366
$179,377,032
------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS CONSISTS OF
 Class A.................  $284,734,787  $  296,312,480 $ 15,005,424 $ 54,142,181   $ 95,300,077  $  476,169,512
$ 52,667,235
 Class B.................   117,893,339     999,503,080   54,544,427  130,191,440     43,775,719
326,459,414   105,747,682
 Class C.................       779,939      50,160,238    1,258,970   26,196,901        485,778
5,125,086    20,851,084
 Class Y.................            --     801,345,080  879,845,006   96,555,561      1,694,739
183,068,354       111,031
------------------------------------------------------------------------------------------------------------------------------
                           $403,408,065  $2,147,320,878 $950,653,827 $307,086,083   $141,256,313  $  990,822,366
$179,377,032
------------------------------------------------------------------------------------------------------------------------------
 SHARES OUTSTANDING
 Class A.................     9,360,366      10,168,501      647,121    3,436,877      8,104,711
21,422,851     2,432,921
 Class B.................     3,884,909      34,605,795    2,367,514    8,307,846      3,721,068
14,707,068     4,904,830
 Class C.................        25,659       1,736,422       54,643    1,673,076         41,291
231,038       966,154
 Class Y.................            --      27,448,762   37,891,181    6,124,137        144,020
8,234,209         5,137
------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER
  SHARE
 Class A.................  $      30.42  $        29.14 $      23.19 $      15.75   $      11.76  $        22.23
$      21.65
------------------------------------------------------------------------------------------------------------------------------
 Class A -- Offering
  price (based on sales
  charge of 4.75%).......  $      31.94  $        30.59 $      24.35 $      16.54   $      12.35  $        23.34
$      22.73
------------------------------------------------------------------------------------------------------------------------------
 Class B.................  $      30.35  $        28.88 $      23.04 $      15.67   $      11.76  $        22.20
$      21.56
------------------------------------------------------------------------------------------------------------------------------
 Class C.................  $      30.40  $        28.89 $      23.04 $      15.66   $      11.76  $        22.18
$      21.58
------------------------------------------------------------------------------------------------------------------------------
 Class Y.................            --  $        29.19 $      23.22 $      15.77   $      11.77  $        22.23
$      21.61
------------------------------------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Funds

                            STATEMENTS OF OPERATIONS
                            Year Ended July 31, 1998

                                                                          SMALL CAP
                            BLUE CHIP   GROWTH & INCOME INCOME & GROWTH EQUITY INCOME    UTILITY
VALUE        FUND FOR
                              FUND*          FUND            FUND           FUND          FUND
FUND       TOTAL RETURN
-------------------------------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME
 Dividends (net of
  foreign withholding
  taxes of $56,392,
  $25,234, $689,197,
  $12,104, $10,435,
  $130,187 and $5,544,
  respectively).........   $ 4,313,767   $ 15,668,809    $ 52,734,876   $  4,983,605   $ 6,208,578  $
25,677,634  $ 3,235,512
 Interest...............     1,099,735     21,896,927       4,016,267      2,459,788       225,962
3,900,639      615,022
-------------------------------------------------------------------------------------------------------------------------------
  Total income..........     5,413,502     37,565,736      56,751,143      7,443,393     6,434,540
29,578,273    3,850,534
-------------------------------------------------------------------------------------------------------------------------------
 EXPENSES
 Advisory fee...........     2,052,676     16,275,918       9,685,921      2,055,006       704,533
7,023,408    1,062,354
 Distribution Plan
  expenses..............     1,628,814      8,865,387         566,084        988,649       660,925
4,211,807    1,350,540
 Transfer agent fees....       670,296      3,658,406       1,768,773        515,179       268,742
1,670,576      324,338
 Administrative service
  fees..................        53,198              0               0              0        42,854
438,523       33,743
 Trustees' fees and
  expenses..............        13,999         45,947          29,888         11,331         3,511
39,273        7,325
 Printing...............       160,647        916,116         474,221         87,074        90,104
526,008      100,958
 Custodian fees.........        71,500        527,465         306,190         56,140        39,916
374,521       56,522
 Registration fees......        49,119        352,740          61,854        150,185        68,826
57,916       51,507
 Amortization of
  organization
  expenses..............             0              0               0          5,727             0
0            0
 Other..................        36,983        128,241         105,638         26,166        28,756
107,017       41,618
-------------------------------------------------------------------------------------------------------------------------------
  Total expenses........     4,737,232     30,770,220      12,998,569      3,895,457     1,908,167
14,449,049    3,028,905
 Less: Indirectly paid
  expenses..............        (3,604)       (21,867)        (28,957)        (7,877)       (2,764)
(10,190)      (1,267)
 Fee waivers and/or
  reimbursement from
  investment adviser....             0              0               0              0      (204,617)
0            0
-------------------------------------------------------------------------------------------------------------------------------
  Net expenses..........     4,733,628     30,748,353      12,969,612      3,887,580     1,700,786
14,438,859    3,027,638
-------------------------------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME..       679,874      6,817,383      43,781,531      3,555,813     4,733,754
15,139,414      822,896
-------------------------------------------------------------------------------------------------------------------------------
 NET REALIZED AND
  UNREALIZED GAINS OR
  LOSSES ON SECURITIES
  AND FOREIGN CURRENCY
  RELATED TRANSACTIONS
 Net realized gains or
  losses on:
  Securities............    45,240,695     89,769,570      88,022,951      4,125,256    16,449,359
382,225,398   21,844,245
  Foreign currency
   related
   transactions.........       (58,529)             0          52,503              0             0
0            0
-------------------------------------------------------------------------------------------------------------------------------
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..    45,182,166     89,769,570      88,075,454      4,125,256    16,449,359
382,225,398   21,844,245
-------------------------------------------------------------------------------------------------------------------------------
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..    18,537,520     54,312,938     (54,214,289)   (17,882,408)      197,673
(290,896,507)  (1,065,798)
-------------------------------------------------------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..    63,719,686    144,082,508      33,861,165    (13,757,152)   16,647,032
91,328,891   20,778,447
-------------------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE)
  IN NET ASSETS
  RESULTING FROM
  OPERATIONS............   $64,399,560   $150,899,891    $ 77,642,696   $(10,201,339)  $21,380,786  $
106,468,305  $21,601,343
-------------------------------------------------------------------------------------------------------------------------------

*For the eleven-month period ended July 31, 1998. The Fund changed its fiscal year end from August to July, effective July 31, 1998.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Funds

                            STATEMENTS OF OPERATIONS
                           Year Ended August 31, 1997

                                                                    BLUE CHIP
                                                                      FUND
-------------------------------------------------------------------------------
 INVESTMENT INCOME
 Dividends (net of foreign withholding taxes of $58,633)........   $ 5,155,917
 Interest.......................................................       533,010
-------------------------------------------------------------------------------
  Total income..................................................     5,688,927
-------------------------------------------------------------------------------
 EXPENSES
 Advisory fee...................................................     1,794,364
 Distribution Plan expenses.....................................     1,535,556
 Transfer agent fees............................................       683,706
 Administrative service fees....................................        44,985
 Trustees' fees and expenses....................................         5,931
 Professional fees..............................................        41,471
 Custodian fees.................................................       136,192
 Printing.......................................................        31,980
 Registration fees..............................................        47,804
 Other..........................................................         6,423
-------------------------------------------------------------------------------
  Total expenses................................................     4,328,412
 Less: Indirectly paid expenses.................................       (20,588)
-------------------------------------------------------------------------------
  Net expenses..................................................     4,307,824
-------------------------------------------------------------------------------
 NET INVESTMENT INCOME..........................................     1,381,103
-------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAINS OR LOSSES ON SECURITIES AND
  FOREIGN CURRENCY RELATED TRANSACTIONS
 Net realized gains or losses on:
  Securities....................................................    42,390,850
  Foreign currency related transactions.........................       (12,863)
-------------------------------------------------------------------------------
 Net realized gains or losses on securities and foreign currency
  related transactions..........................................    42,377,987
 Net change in unrealized gains or losses on securities and
  foreign currency related transactions.........................    35,362,301
-------------------------------------------------------------------------------
 Net realized and unrealized gains or losses on securities and
  foreign currency related transactions.........................    77,740,288
-------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........   $79,121,391
-------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Funds

                      STATEMENTS OF CHANGES IN NET ASSETS
                            Year Ended July 31, 1998

                                                                      SMALL CAP
                      BLUE CHIP    GROWTH & INCOME  INCOME & GROWTH EQUITY INCOME    UTILITY
VALUE         FUND FOR
                        FUND*           FUND             FUND           FUND           FUND           FUND
TOTAL RETURN
-------------------------------------------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment
  income..........   $    679,874  $    6,817,383    $  43,781,531  $  3,555,813   $  4,733,754  $    15,139,414
$    822,896
 Net realized
  gains or losses
  on securities
  and foreign
  currency related
  transactions....     45,182,166      89,769,570       88,075,454     4,125,256     16,449,359
382,225,398    21,844,245
 Net change in
  unrealized gains
  or losses on
  securities and
  foreign currency
  related
  transactions....     18,537,520      54,312,938      (54,214,289)  (17,882,408)       197,673
(290,896,507)   (1,065,798)
-------------------------------------------------------------------------------------------------------------------------------
  Net increase
   (decrease) in
   net assets
   resulting from
   operations.....     64,399,560     150,899,891       77,642,696   (10,201,339)    21,380,786
106,468,305    21,601,343
-------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS
 From net
  investment
  income
  Class A.........       (572,879)     (1,133,476)        (582,857)     (585,054)    (3,623,474)
(4,928,756)     (457,652)
  Class B.........       (753,205)              0       (1,826,984)     (875,495)    (1,224,827)
(1,461,990)     (258,225)
  Class C.........            (10)              0          (40,251)     (178,326)       (12,408)
(15,608)      (55,586)
  Class Y.........              0      (5,146,565)     (41,136,147)   (1,701,966)       (71,410)
(11,332,854)         (895)
 From net realized
  gains
  Class A.........              0      (7,164,362)        (827,257)     (213,842)    (8,654,842)
(79,220,878)   (3,551,251)
  Class B.........    (51,043,219)    (23,729,561)      (3,160,159)     (507,582)    (3,545,873)
(55,199,824)   (7,082,118)
  Class C.........              0      (1,087,731)         (63,045)     (100,773)       (34,234)
(713,832)   (1,542,452)
  Class Y.........              0     (23,937,007)     (58,431,404)     (758,969)      (166,884)
(82,980,185)       (3,495)
-------------------------------------------------------------------------------------------------------------------------------
  Total
   distributions
   to
   shareholders...    (52,369,313)    (62,198,702)    (106,068,104)   (4,922,007)   (17,333,952)
(235,853,927)  (12,951,674)
-------------------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE
  TRANSACTIONS
 Proceeds from
  shares sold.....    114,811,777     982,241,448       36,821,129   324,098,172     27,354,893
209,984,754    40,160,932
 Payment for
  shares
  redeemed........    (99,812,547)   (402,984,465)    (109,733,628)  (64,094,835)   (24,559,873)
(1,216,417,479)  (44,846,695)
 Net asset value
  of shares issued
  in reinvestment
  of
  distributions...     45,932,435      54,748,017       95,522,782     3,360,906      4,031,786
202,246,215    12,075,357
 Shares issued in
  acquisition of
  Blanchard Growth
  & Income Fund...     17,510,672               0                0             0              0
0             0
 Shares issued in
  acquisition of
  Virtus Style
  Manager Fund....              0      75,922,310                0             0              0
0             0
 Shares issued in
  acquisition of
  Virtus Style
  Manager; Large
  Cap Fund........              0               0                0             0              0
104,172,578             0
-------------------------------------------------------------------------------------------------------------------------------
  Net increase
   (decrease) in
   net assets
   resulting from
   capital share
   transactions...     78,442,337     709,927,310       22,610,283   263,364,243      6,826,806
(700,013,932)    7,389,594
-------------------------------------------------------------------------------------------------------------------------------
   Total increase
    (decrease) in
    net assets....     90,472,584     798,628,499       (5,815,125)  248,240,897     10,873,640
(829,399,554)   16,039,263
 NET ASSETS
 Beginning of
  period..........    312,935,481   1,348,692,379      956,468,952    58,845,186    130,382,673
1,820,221,920   163,337,769
-------------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD....   $403,408,065  $2,147,320,878    $ 950,653,827  $307,086,083   $141,256,313  $   990,822,366
$179,377,032
-------------------------------------------------------------------------------------------------------------------------------
 Undistributed net
  investment
  income..........   $    (14,966) $      360,888    $  13,459,757  $    173,362   $     (7,868) $       (82,792)
$    430,969
-------------------------------------------------------------------------------------------------------------------------------

*For the eleven-month period ended July 31, 1998. The Fund changed its fiscal year end from August to July, effective July 31, 1998.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Funds

                      STATEMENTS OF CHANGES IN NET ASSETS
                 Fiscal year ended July 31, or August 31, 1997

                                                                       SMALL CAP
                       BLUE CHIP    GROWTH & INCOME  INCOME & GROWTH EQUITY INCOME   UTILITY
VALUE          FUND FOR
                         FUND*          FUND**           FUND**         FUND**        FUND**         FUND**
TOTAL RETURN**
-------------------------------------------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment
  income............  $  1,381,103  $    2,407,908    $ 21,889,648    $   385,091  $  2,786,986  $   16,353,679
$    766,801
 Net realized gains
  or losses on
  securities and
  foreign currency
  related
  transactions......    42,377,987      23,375,321      44,086,999      1,108,151    11,377,530
58,756,392      8,633,551
 Net change in
  unrealized gains
  or losses on
  securities and
  foreign currency
  related
  transactions......    35,362,301     188,382,086      42,180,501      6,035,485    (1,002,220)
239,837,361     15,979,989
-------------------------------------------------------------------------------------------------------------------------------
  Net increase in
   net assets
   resulting from
   operations.......    79,121,391     214,165,315     108,157,148      7,528,727    13,162,296
314,947,432     25,380,341
-------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS
 From net
  investment income
  Class A...........             0        (357,479)       (248,453)       (11,097)   (2,030,267)
(2,943,697)      (368,590)
  Class B...........    (2,021,947)              0        (790,199)       (17,755)     (639,939)
(1,098,593)      (315,494)
  Class C...........             0               0         (19,512)        (6,915)       (6,346)
(9,131)       (78,332)
  Class Y...........             0      (2,157,823)    (20,540,101)      (297,079)      (40,667)
(10,102,012)             0
 From net realized
  gains
  Class A...........             0               0               0         (1,322)            0
0              0
  Class B...........   (30,039,258)              0               0         (2,116)            0
0              0
  Class C...........             0               0               0           (824)            0
0              0
  Class Y...........             0               0               0        (35,401)            0
0              0
-------------------------------------------------------------------------------------------------------------------------------
   Total
    distributions to
    shareholders....   (32,061,205)     (2,515,302)    (21,598,265)      (372,509)   (2,717,219)
(14,153,433)      (762,416)
-------------------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE
  TRANSACTIONS
 Proceeds from
  shares sold.......   103,353,377     465,092,821      17,909,857     50,579,448     2,117,468
210,144,988     63,866,407
 Payment for shares
  redeemed..........   (89,890,447)   (111,499,306)    (71,220,009)    (8,771,326)  (21,527,215)
(224,625,243)   (24,402,541)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.....    27,593,101       1,997,489      18,977,783        204,650     2,197,790
10,671,545        680,769
-------------------------------------------------------------------------------------------------------------------------------
  Net increase
   (decrease) in
   net assets
   resulting from
   capital share
   transactions.....    41,056,031     355,591,004     (34,332,369)    42,012,772   (17,211,957)
(3,808,710)    40,144,635
-------------------------------------------------------------------------------------------------------------------------------
   Total increase
    (decrease) in
    net assets......    88,116,217     567,241,017      52,226,514     49,168,990    (6,766,880)
296,985,289     64,762,560
 NET ASSETS
 Beginning of
  period............   224,819,264     781,451,362     904,242,438      9,676,196   137,149,553
1,523,236,631     98,575,209
-------------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD......  $312,935,481  $1,348,692,379    $956,468,952    $58,845,186  $130,382,673  $1,820,221,920
$163,337,769
-------------------------------------------------------------------------------------------------------------------------------
 Undistributed net
  investment
  income............  $     16,188  $      (10,791)   $  1,748,160    $    54,884  $    170,484  $    2,948,270
$   (165,774)
-------------------------------------------------------------------------------------------------------------------------------

* For the year ended August 31, 1997.
** Each of the Funds changed their fiscal year end to July 31. The Statements of Changes in Net Assets are for the following periods: for Growth and In-come Fund, Small Cap Equity Income Fund, Utility Fund and Value Fund, the seven-month period ended July 31, 1997; for Income and Growth Fund, the six-month period ended July 31, 1997 and for Fund for Total Return, the eight-month period ended July 31, 1997.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Funds

                      STATEMENTS OF CHANGES IN NET ASSETS
                                 Prior Periods
                  See Combined Notes to Financial Statements.

                                                                     SMALL CAP
                      BLUE CHIP    GROWTH & INCOME INCOME & GROWTH EQUITY INCOME   UTILITY         VALUE
FUND FOR
                       FUND****        FUND**           FUND*         FUND**        FUND**         FUND**
TOTAL RETURN***
------------------------------------------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment
  income..........   $  1,158,899   $  3,525,699    $ 45,851,306    $  207,498   $  5,338,113  $   25,598,949
$   853,438
 Net realized
  gains or losses
  on securities
  and foreign
  currency related
  transactions....     35,400,173     11,660,346      28,617,120       329,191      3,459,558
216,135,176      1,913,430
 Net change in
  unrealized gains
  or losses on
  securities and
  foreign currency
  related
  transactions....     (2,334,533)   102,653,116      43,508,253       833,605     (3,509,310)     11,014,356
16,084,525
------------------------------------------------------------------------------------------------------------------------------
  Net increase in
   net assets
   resulting from
   operations.....     34,224,539    117,839,161     117,976,679     1,370,294      5,288,361     252,748,481
18,851,393
------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS
 From net
  investment
  income
  Class A.........              0       (347,567)       (379,400)       (7,618)    (3,887,411)
(5,758,586)      (539,949)
  Class B.........     (6,695,266)       (65,556)     (1,152,510)       (9,798)    (1,173,301)
(1,939,188)      (273,356)
  Class C.........              0         (2,719)        (39,024)         (710)       (11,835)
(14,165)      (112,998)
  Class Y.........              0     (3,098,681)    (45,453,926)     (186,039)      (229,804)
(19,538,457)             0
 From net realized
  gains
  Class A.........              0     (1,260,337)              0       (12,475)    (2,482,046)
(46,062,049)      (754,551)
  Class B.........     (8,574,523)    (3,666,284)              0       (27,933)      (986,367)
(27,670,352)      (808,105)
  Class C.........              0       (142,360)              0        (1,936)       (10,122)
(205,316)      (270,058)
  Class Y.........              0     (6,654,395)              0      (279,606)       (53,545)
(142,552,378)             0
------------------------------------------------------------------------------------------------------------------------------
  Total
   distributions
   to
   shareholders...    (15,269,789)   (15,237,899)    (47,024,860)     (526,115)    (8,834,431)   (243,740,491)
(2,759,017)
------------------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE
  TRANSACTIONS
 Proceeds from
  shares sold.....     54,640,514    470,077,641      55,014,841     4,304,325     12,422,675     396,972,164
41,871,515
 Payment for
  shares
  redeemed........    (61,283,587)  (171,525,826)   (197,670,999)   (1,159,053)   (30,379,907)   (375,117,185)
(19,063,497)
 Net asset value
  of shares issued
  in reinvestment
  of
  distributions...     13,051,460     13,005,089      41,805,502       374,529      7,082,140
187,361,591      2,530,195
 Shares issued in
  acquisition of
  FFB Lexicon
  Capital
  Appreciation
  Fund Class Y....              0    159,432,723               0             0              0
0              0
 Shares issued in
  acquisition of
  FFB Lexicon
  Select Value
  Fund Class Y....              0              0               0             0              0
95,883,824              0
 Shares issued in
  acquisition of
  FFB Lexicon
  Equity Fund
  Class Y.........              0              0               0             0              0
14,077,973              0
------------------------------------------------------------------------------------------------------------------------------
  Net increase
   (decrease) in
   net assets
   resulting from
   capital share
   transactions...      6,408,387    470,989,627    (100,850,656)    3,519,801    (10,875,092)    319,178,367
25,338,213
------------------------------------------------------------------------------------------------------------------------------
   Total increase
    (decrease) in
    net assets....     25,363,137    573,590,889     (29,898,837)    4,363,980    (14,421,162)    328,186,357
41,430,589
 NET ASSETS
 Beginning of
  period..........    199,456,127    207,860,473     934,141,275     5,312,216    151,570,715   1,195,050,274
57,144,620
------------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD....   $224,819,264   $781,451,362    $904,242,438    $9,676,196   $137,149,553  $1,523,236,631
$98,575,209
------------------------------------------------------------------------------------------------------------------------------
 Undistributed net
  investment
  income..........   $  5,624,332   $      6,087    $  1,321,369    $    3,333   $    100,717  $      292,413
$  (233,100)
------------------------------------------------------------------------------------------------------------------------------

* For the year ended January 31, 1997.
** For the year ended December 31, 1996.
*** For the year ended November 30, 1996.
**** For the year ended August 31, 1996.


                  See Combined Notes to Financial Statements.

                     Combined Notes to Financial Statements
1. ORGANIZATION

The Evergreen Growth and Income Funds consist of Evergreen Blue Chip Fund ("Blue Chip"), Evergreen Growth and Income Fund ("Growth and Income"), Ever-green Income and Growth Fund ("Income and Growth"), Evergreen Small Cap Equity Income Fund ("Small Cap"), Evergreen Utility Fund ("Utility"), Evergreen Value Fund ("Value") and Evergreen Fund for Total Return ("Total Return"), which are collectively referred to herein as the "Funds". Each of the Funds is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as di-versified, open-end management investment companies. Each Fund is a series of the Evergreen Equity Trust, a Delaware business Trust organized on September 18, 1997.

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing dis-tribution fee than Class A. Class B shares are sold subject to a contingent de-ferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold subject to a con-tingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class B shares purchased after January 1, 1997 will au-tomatically convert to Class A shares after seven years. Class B shares pur-chased prior to January 1, 1997 retain their existing conversion rights. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union and its affiliates, certain institutional in-vestors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates.

2. REORGANIZATION OF EVERGREEN VALUE FUND

On January 21, 1998, Evergreen Value Fund, Class Y, executed a redemption in-kind transaction of $793,367,277. This transaction resulted in the liquidation of substantially all of the net assets of Value, Class Y shares. In turn, the assets were transferred to Evergreen Select Diversified Value Fund, Class I, an institutional fund.

To fund this redemption, investment securities, excluding cash and cash equiva-lents, with a market value of $774,879,156, including unrealized appreciation of $221,367,103, were transferred. Additionally the Fund used cash and cash equivalents of $23,488,121 to complete the transaction. The gains realized from this sale of securities are not taxable to the Fund and are not required to be distributed for federal income tax purposes.

3. ACQUISITION INFORMATION

Effective December 1, 1997, Signet Banking Corporation ("Signet") merged with First Union Corporation ("First Union").

Effective at the close of business on February 27, 1998, Blue Chip acquired substantially all of the net assets of Blanchard Growth & Income Fund, an open-end management investment company managed by a subsidiary of Signet and regis-tered under the 1940 Act, valued at $17,510,672. The net assets were exchanged through a non-taxable transaction for 596,231 Class A shares of Blue Chip val-ued at $29.37 per share. The acquired net assets consisted primarily of portfo-lio securities with unrealized appreciation of $5,643,636. The aggregate net assets of Blue Chip after the acquisition were $365,442,145.

Effective at the close of business on February 27, 1998, Growth and Income ac-quired substantially all of the net assets of Virtus Style Manager Fund, an open-end management investment company managed by a subsidiary of Signet and registered under the 1940 Act, valued at $75,922,310. The net assets were ex-changed through a non-taxable transaction for 2,555,807 Class Y shares of Growth and Income valued at $29.71 per share. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $10,049,313. The aggregate net assets of Growth and Income after the acquisition were $1,945,327,504.

Effective at the close of business on February 27, 1998, Value acquired sub-stantially all of the net assets of Virtus Style Manager; Large Cap Fund, an open-end management investment company managed by a subsidi-ary of Signet and registered under the 1940 Act, valued at $104,172,578. The net assets were exchanged through a non-taxable transaction for 3,109,878 and 924,632 Class A and Y shares, respectively, of Value. The per share value on the acquisition date was $25.82 and $25.83 for Class A and Class Y, respective-ly. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of 28,824,982. The aggregate net assets of Value after the acquisition were $1,097,437,360.

4. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
The Funds value securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") at the last reported sales price on the exchange where primarily traded. The Funds value securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price. U.S. government obligations held by the Funds are valued at the mean be-tween the over-the-counter bid and asked prices. Corporate bonds, other fixed-income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various rela-tionships between similar securities which are generally recognized by institu-tional traders. Securities for which valuations are not available from an inde-pendent pricing service, including restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securi-ties pledged falls below the carrying value of the repurchase agreement, in-cluding accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, Blue Chip and Total Return, along with certain other funds managed by Keystone Investment Management Company ("Keystone"), a subsidiary of First Union, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Reverse Repurchase Agreements
To obtain short-term financing, the Small Cap, Total Return, Utility and Value may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segre-gated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of ex-change; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain or loss resulting from changes in foreign cur-rency exchange rates is a component of net unrealized gains or losses on secu-rities and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include: foreign cur-rency gains and losses between trade date and settlement date on investment se-curities and foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses re-lated to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains or losses on secu-rities transactions.

E. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabili-ties. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gains or losses on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward con-tracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income may be sub-ject to foreign withholding taxes which are accrued as applicable. Capital gains realized on some foreign securities may be subject to foreign taxes and are accrued as applicable.

G. Federal Taxes
The Funds intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Funds will not incur any federal income tax liability since they are expected to dis-tribute all of their net investment company taxable income and net realized capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

H. Distributions
Distributions from net investment income for the Funds, except Utility, are de-clared and paid quarterly. Distributions for Utility from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. The differences between financial statements amounts available for distribution and distributions made in accordance with income tax regulations are primarily due to differing treatment for certain distributions received from real estate investment trusts and net realized foreign currency gains (losses).

I. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

J. Organization Expenses
Organization expenses incurred prior to June 30, 1998 are amortized to opera-tions over a five-year period on a straight-line basis. In the event any of the initial shares of the Funds are redeemed by any holder during the five-year am-ortization period, redemption proceeds will be reduced by any unamortized or-ganization expenses in the same proportion as the number of initial shares be-ing redeemed bears to the number of initial shares outstanding at the time of the redemption.

5. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest authorized with a $0.001 par value. Shares of beneficial interest of the Funds are cur-rently divided into Class A, Class B, Class C and Class Y. Blue Chip currently does not have any Class Y shares. Transactions in shares of the Funds were as follows:

Blue Chip

                               Period Ended               Year Ended                Year Ended
                             July 31, 1998 *            August 31, 1997           August 31, 1996
                         -------------------------  ------------------------  ------------------------
                           Shares       Amount        Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------------------------------
Class A
Shares sold.............    812,276  $  24,596,278           0             0           0             0
Automatic conversion of
 Class B shares to
 Class A shares.........  9,140,449    250,374,069           0             0           0             0
Shares redeemed......... (1,203,287)   (36,027,532)          0             0           0             0
Shares issued on
 reinvestment of
 distribution...........     14,697        447,340           0             0           0             0
Shares issued in
 acquisition of
 Blanchard Growth &
 Income Fund............    596,231     17,510,672           0             0           0             0
-------------------------------------------------------------------------------------------------------
Net increase............  9,360,366    256,900,827           0             0           0             0
-------------------------------------------------------------------------------------------------------
Class B
Shares sold.............  3,020,854     89,396,767   3,800,615  $103,353,377   2,238,539  $ 54,640,514
Automatic conversion of
 Class B shares to
 Class A shares......... (9,140,449)  (250,374,069)          0             0           0             0
Shares redeemed......... (2,178,914)   (63,756,605) (3,349,695)  (89,890,447) (2,509,938)  (61,283,587)
Shares issued on
 reinvestment of
 distribution...........  1,678,649     45,485,085   1,079,325    27,593,101     568,144    13,051,460
-------------------------------------------------------------------------------------------------------
Net increase
 (decrease)............. (6,619,860)  (179,248,822)  1,530,245    41,056,031     296,745     6,408,387
-------------------------------------------------------------------------------------------------------
Class C
Shares sold.............     26,608        818,732           0             0           0             0
Shares redeemed.........       (949)       (28,410)          0             0           0             0
Shares issued on
 reinvestment of
 distribution...........          0             10           0             0           0             0
-------------------------------------------------------------------------------------------------------
Net increase............     25,659        790,332           0             0           0             0
-------------------------------------------------------------------------------------------------------
Net increase............  2,766,165  $  78,442,337   1,530,245  $ 41,056,031     296,745  $  6,408,387
-------------------------------------------------------------------------------------------------------

* The Fund changed its fiscal year end from August 31 to July 31, effective July 31, 1998.

Growth and Income

                                Year Ended               Period Ended                Year Ended
                              July 31, 1998             July 31, 1997*           December 31, 1996
                         -------------------------  ------------------------  -------------------------
                           Shares       Amount        Shares       Amount       Shares       Amount
--------------------------------------------------------------------------------------------------------
Class A
Shares sold.............  7,300,804  $ 214,673,895   2,967,692  $ 71,457,862   3,719,917  $  76,959,622
Shares redeemed......... (3,520,816)  (103,702,934)   (645,446)  (15,573,680) (1,044,500)   (21,729,967)
Shares issued on
 reinvestment of
 distribution...........    287,118      8,071,240      14,532       352,344      69,271      1,546,893
--------------------------------------------------------------------------------------------------------
Net increase............  4,067,106    119,042,201   2,336,778    56,236,526   2,744,688     56,776,548
--------------------------------------------------------------------------------------------------------
Class B
Shares sold............. 16,476,196    481,475,327   9,881,863   236,281,947   8,914,571    185,314,202
Shares redeemed......... (2,725,060)   (79,579,083)   (779,920)  (18,705,681)   (646,461)   (13,411,376)
Shares issued on
 reinvestment of
 distribution...........    837,176     23,198,143         166         3,746     160,953      3,613,927
--------------------------------------------------------------------------------------------------------
Net increase............ 14,588,312    425,094,387   9,102,109   217,580,012   8,429,063    175,516,753
--------------------------------------------------------------------------------------------------------
Class C
Shares sold.............  1,131,563     32,986,181     511,624    12,290,220     348,918      7,294,757
Shares redeemed.........   (317,773)    (9,241,480)    (55,491)   (1,340,999)    (29,065)      (597,615)
Shares issued on
 reinvestment of
 distribution...........     38,010      1,053,643           0             0       5,130        115,108
--------------------------------------------------------------------------------------------------------
Net increase............    851,800     24,798,344     456,133    10,949,221     324,983      6,812,250
--------------------------------------------------------------------------------------------------------
Class Y
Shares sold.............  8,658,868    253,053,137   6,060,064   145,062,792   9,899,164    200,509,060
Shares redeemed......... (7,135,642)  (210,408,060) (3,163,527)  (75,878,946) (6,820,349)  (135,786,868)
Shares issued on
 reinvestment of
 distribution...........    797,581     22,424,991      67,571     1,641,399     349,251      7,729,161
Shares issued in
 acquisition of
 Virtus Style Manager
 Fund...................  2,555,807     75,922,310           0             0           0              0
Shares issued in
 acquisition of
 FFB Lexicon Capital
 Appreciation Fund......          0              0           0             0   8,631,861    159,432,723
--------------------------------------------------------------------------------------------------------
Net increase............  4,876,614    140,992,378   2,964,108    70,825,245  12,059,927    231,884,076
--------------------------------------------------------------------------------------------------------
Net increase............ 24,383,832  $ 709,927,310  14,859,128  $355,591,004  23,558,661  $ 470,989,627
--------------------------------------------------------------------------------------------------------
*The Fund changed its fiscal year end from December 31 to July 31, effective
  July 31, 1997.

Income and Growth

                                Year Ended               Period Ended                Year Ended
                              July 30, 1998             July 31, 1997*            January 31, 1997
                         -------------------------  ------------------------  -------------------------
                           Shares       Amount        Shares       Amount       Shares       Amount
--------------------------------------------------------------------------------------------------------
Class A
Shares sold.............    204,121  $   4,959,183      96,124  $  2,114,635     288,739  $   5,918,321
Shares redeemed.........   (112,612)    (2,739,976)    (51,264)   (1,121,079)    (80,074)    (1,646,836)
Shares issued on
 reinvestment of
 distribution...........     56,318      1,325,926      10,209       225,329      16,567        341,281
--------------------------------------------------------------------------------------------------------
Net increase............    147,827      3,545,133      55,069     1,218,885     225,232      4,612,766
--------------------------------------------------------------------------------------------------------
Class B
Shares sold.............    633,299     15,295,755     308,925     6,799,151     973,616     19,899,458
Shares redeemed.........   (310,711)    (7,455,874)   (123,038)   (2,685,666)   (128,458)    (2,649,792)
Shares issued on
 reinvestment of
 distribution...........    198,183      4,626,554      32,359       710,178      48,861      1,003,747
--------------------------------------------------------------------------------------------------------
Net increase............    520,771     12,466,435     218,246     4,823,663     894,019     18,253,413
--------------------------------------------------------------------------------------------------------
Class C
Shares sold.............     27,805        674,067       2,951        66,274      33,684        684,918
Shares redeemed.........    (16,763)      (402,792)     (9,060)     (189,123)    (15,865)      (328,507)
Shares issued on
 reinvestment of
 distribution...........      3,708         86,620         712        15,602       1,429         29,305
--------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............     14,750        357,895      (5,397)     (107,247)     19,248        385,716
--------------------------------------------------------------------------------------------------------
Class Y
Shares sold.............    641,797     15,892,124     407,330     8,929,797   1,398,445     28,512,144
Shares redeemed......... (4,066,667)   (99,134,986) (3,049,701)  (67,224,141) (9,386,347)  (193,045,864)
Shares issued on
 reinvestment of
 distribution...........  3,795,361     89,483,682     816,636    18,026,674   1,968,663     40,431,169
--------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............    370,491      6,240,820  (1,825,735)  (40,267,670) (6,019,239)  (124,102,551)
--------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............  1,053,839  $  22,610,283  (1,557,817) $(34,332,369) (4,880,740) $(100,850,656)
--------------------------------------------------------------------------------------------------------

*The Fund changed its fiscal year end from January 31 to July 31, effective
  July 31, 1997.

Small Cap

                               Year Ended               Period Ended               Year Ended
                              July 31, 1998            July 31, 1997*           December 31, 1996
                         ------------------------  ------------------------  ------------------------
                           Shares       Amount       Shares       Amount       Shares       Amount
------------------------------------------------------------------------------------------------------
Class A
Shares sold.............  4,328,382  $ 72,341,164     246,413  $  3,587,404      23,318  $    285,774
Shares redeemed......... (1,207,491)  (20,046,565)     (2,663)      (37,984)    (17,926)     (213,193)
Shares issued on
 reinvestment of
 distribution...........     45,725       753,748         854        12,209       1,564        19,575
------------------------------------------------------------------------------------------------------
Net increase............  3,166,616    53,048,347     244,604     3,561,629       6,956        92,156
------------------------------------------------------------------------------------------------------
Class B
Shares sold.............  8,426,642   140,304,860     560,543     8,164,490      27,963       341,494
Shares redeemed.........   (803,676)  (13,366,175)     (9,769)     (142,514)       (966)      (11,697)
Shares issued on
 reinvestment of
 distribution...........     79,883     1,323,369       1,366        19,472       2,883        36,358
------------------------------------------------------------------------------------------------------
Net increase............  7,702,849   128,262,054     552,140     8,041,448      29,880       366,155
------------------------------------------------------------------------------------------------------
Class C
Shares sold.............  1,760,785    29,361,569     178,877     2,529,352       3,956        48,265
Shares redeemed.........   (281,072)   (4,699,621)     (6,447)      (91,950)     (1,838)      (22,125)
Shares issued on
 reinvestment of
 distribution...........     16,111       266,637         524         7,467         136         1,697
------------------------------------------------------------------------------------------------------
Net increase............  1,495,824    24,928,585     172,954     2,444,869       2,254        27,837
------------------------------------------------------------------------------------------------------
Class Y
Shares sold.............  4,923,790    82,090,579   2,593,853    36,298,202     289,906     3,628,792
Shares redeemed......... (1,558,339)  (25,982,474)   (562,869)   (8,498,878)    (75,598)     (912,038)
Shares issued on
 reinvestment of
 distribution...........     61,107     1,017,152      11,719       165,502      25,358       316,899
------------------------------------------------------------------------------------------------------
Net increase............  3,426,558    57,125,257   2,042,703    27,964,826     239,666     3,033,653
------------------------------------------------------------------------------------------------------
Net increase............ 15,791,847  $263,364,243   3,012,401  $ 42,012,772     278,756  $  3,519,801
------------------------------------------------------------------------------------------------------
*The Fund changed its fiscal year end from December 31 to July 31, effective
  July 31, 1997.

Utility

                               Year Ended               Period Ended               Year Ended
                              July 31, 1998            July 31, 1997*           December 31, 1996
                         ------------------------  ------------------------  ------------------------
                           Shares       Amount       Shares       Amount       Shares       Amount
------------------------------------------------------------------------------------------------------
Class A
Shares sold.............  1,266,778  $ 14,554,038      45,144  $    494,721     246,512  $  2,626,118
Shares redeemed......... (1,407,032)  (16,718,124) (1,294,589)  (14,079,531) (1,609,448)  (16,984,094)
Shares issued on
 reinvestment of
 distribution...........    243,720     2,889,027     147,141     1,602,820     478,287     5,051,093
------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............    103,466       724,941  (1,102,304)  (11,981,990)   (884,649)   (9,306,883)
------------------------------------------------------------------------------------------------------
Class B
Shares sold.............    974,483    11,445,916     123,876     1,349,827     787,800     8,401,385
Shares redeemed.........   (551,773)   (6,555,500)   (611,224)   (6,601,705)   (630,402)   (6,652,890)
Shares issued on
 reinvestment of
 distribution...........     93,247     1,107,337      52,424       571,837     183,056     1,935,353
------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............    515,957     5,997,753    (434,924)   (4,680,041)    340,454     3,683,848
------------------------------------------------------------------------------------------------------
Class C
Shares sold.............     13,355       157,299       1,231        13,731      25,812       274,673
Shares redeemed.........     (6,139)      (72,067)     (6,079)      (66,033)    (13,100)     (135,909)
Shares issued on
 reinvestment of
 distribution...........        980        11,662         536         5,855       1,963        20,723
------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............      8,196        96,894      (4,312)      (46,447)     14,675       159,487
------------------------------------------------------------------------------------------------------
Class Y
Shares sold.............    100,754     1,197,639      23,627       259,189     106,165     1,120,499
Shares redeemed.........   (100,753)   (1,214,182)    (72,220)     (779,946)   (644,560)   (6,607,014)
Shares issued on
 reinvestment of
 distribution...........      2,014        23,760       1,585        17,278       7,089        74,971
------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............      2,015         7,217     (47,008)     (503,479)   (531,306)   (5,411,544)
------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............    629,634  $  6,826,805  (1,588,548) $(17,211,957) (1,060,826) $(10,875,092)
------------------------------------------------------------------------------------------------------

* The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

Value

                                 Year Ended                  Period Ended                Year Ended
                                July 31, 1998               July 31, 1997*            December 31, 1996
                         ----------------------------  -------------------------  --------------------------
                           Shares         Amount         Shares       Amount        Shares        Amount
-------------------------------------------------------------------------------------------------------------
Class A
Shares sold.............   1,587,252  $    40,192,765     948,931  $  21,010,689    1,109,850  $  23,895,251
Shares redeemed.........  (2,758,581)     (68,967,117) (1,099,102)   (24,085,514)  (1,836,296)   (39,736,035)
Shares issued on
 reinvestment of
 distribution...........   3,563,487       81,070,016     127,041      2,835,467    2,371,895     49,562,452
Shares issued in the
 acquisition of Virtus
 Style Manager; Large
 Cap Fund...............   3,109,878       80,290,504           0              0            0              0
-------------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............   5,502,036      132,586,168     (23,130)      (239,358)   1,645,449     33,721,668
-------------------------------------------------------------------------------------------------------------
Class B
Shares sold.............   2,346,146       58,297,020   2,284,482     50,184,755    2,197,426     47,442,303
Shares redeemed.........  (1,290,986)     (31,809,835)   (709,716)   (15,577,742)    (873,740)   (18,943,891)
Shares issued on
 reinvestment of
 distribution...........   2,433,973       55,281,719      48,527      1,086,571    1,374,236     28,693,188
-------------------------------------------------------------------------------------------------------------
Net increase............   3,489,133       81,768,904   1,623,293     35,693,584    2,697,922     57,191,600
-------------------------------------------------------------------------------------------------------------
Class C
Shares sold.............     170,261        4,223,998      46,777      1,018,408       38,761        832,827
Shares redeemed.........     (72,103)      (1,793,135)    (16,263)      (355,395)     (17,818)      (377,207)
Shares issued on
 reinvestment of
 distribution...........      31,015          701,653         410          9,201       10,328        215,421
-------------------------------------------------------------------------------------------------------------
Net increase............     129,173        3,132,516      30,924        672,214       31,271        671,041
-------------------------------------------------------------------------------------------------------------
Class Y
Shares sold.............   4,385,718      107,270,971   6,289,283    137,931,136   15,195,754    324,801,783
Shares redeemed......... (46,491,232)  (1,113,847,392) (8,383,008)  (184,606,592) (14,584,293)  (316,060,052)
Shares issued on
 reinvestment of
 distribution...........   2,771,230       65,192,827     302,057      6,740,306    5,208,388    108,890,530
Shares issued in
 acquisition of Virtus
 Style Manager; Large
 Cap Fund...............     924,632       23,882,074           0              0            0              0
Shares issued in
 acquisition of FFB
 Lexicon Select Value
 Fund...................           0                0           0              0    4,720,676     95,883,824
Shares issued in
 acquisition of FFB
 Equity Fund............           0                0           0              0      692,924     14,077,973
-------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)............. (38,409,652)    (917,501,520) (1,791,668)   (39,935,150)  11,233,449    227,594,058
-------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)............. (29,289,310) $  (700,013,932)   (160,581) $  (3,808,710)  15,608,091  $ 319,178,367
-------------------------------------------------------------------------------------------------------------
*The Fund changed its fiscal year end from December 31 to July 31, effective
  July 31, 1997.

Total Return

                                 Year Ended                  Period Ended                Year Ended
                                July 31, 1998               July 31, 1997*            November 30, 1996
                         ----------------------------  -------------------------  --------------------------
                           Shares         Amount         Shares       Amount        Shares        Amount
-------------------------------------------------------------------------------------------------------------
Class A
Shares sold.............     405,327  $     8,477,778     521,092  $   9,464,499      756,854  $  11,818,891
Shares redeemed.........    (476,275)      (9,979,937)   (564,385)   (10,121,645)    (446,563)    (6,837,747)
Shares issued on
 reinvestment of
 distribution...........     192,513        3,761,047      18,071        331,175       71,945      1,193,118
-------------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............     121,565        2,258,888     (25,222)      (325,971)     382,236      6,174,262
-------------------------------------------------------------------------------------------------------------
Class B
Shares sold.............   1,312,799       27,194,053   2,651,702     48,001,066    1,503,008     23,867,265
Shares redeemed.........  (1,328,176)     (27,515,826)   (609,684)   (11,087,288)    (534,970)    (8,156,600)
Shares issued on
 reinvestment of
 distribution...........     348,818        6,752,535      15,072        275,911       57,897        974,432
-------------------------------------------------------------------------------------------------------------
Net increase............     333,441        6,430,762   2,057,090     37,189,689    1,025,935     16,685,097
-------------------------------------------------------------------------------------------------------------
Class C
Shares sold.............     212,115        4,372,780     350,562      6,315,824      398,635      6,185,359
Shares redeemed.........    (349,166)      (7,245,174)   (172,539)    (3,193,608)    (265,577)    (4,069,150)
Shares issued on
 reinvestment of
 distribution...........      80,168        1,557,317       4,023         73,683       21,672        362,645
-------------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............     (56,883)      (1,315,077)    182,046      3,195,899      154,730      2,478,854
-------------------------------------------------------------------------------------------------------------
Class Y
Shares sold.............       5,560          116,322       4,487         85,018            0              0
Shares redeemed.........      (5,138)        (105,758)          0              0            0              0
Shares issued on
 reinvestment of
 distribution...........         228            4,458           0              0            0              0
-------------------------------------------------------------------------------------------------------------
Net increase............         650           15,022       4,487         85,018            0              0
-------------------------------------------------------------------------------------------------------------
Net increase............     398,773  $     7,389,595   2,218,401  $  40,144,635    1,562,901  $  25,338,213
-------------------------------------------------------------------------------------------------------------

* The Fund share activity for Class Y shares reflect the period from June 10, 1997 (commencement of class operations) through July 31, 1997. The Fund changed its fiscal year end from November 30 to July 31, effective July 31, 1997.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows for the period ended July 31, 1998:

                                               Cost of        Proceeds
                                              Purchases      from Sales
                                            -----------------------------
         Blue Chip*........................ $  360,931,375 $  391,549,349
         Growth and Income.................    846,628,227    288,979,809
         Income and Growth.................  1,281,952,042  1,315,701,331
         Small Cap.........................    285,721,810     35,249,915
         Utility...........................     86,344,853     94,184,507
         Value.............................    902,213,731  1,820,554,640
         Total Return......................    107,895,706    127,869,229

            -------
            * For the eleven-month period ended July 31,
              1998. The Fund changed its fiscal year end from August 31 to July 31, effective July 31, 1998. For the year ended August 31, 1997, cost of purchases and proceeds from sales of in-vestment securities for Blue Chip, excluding short-term investments, were $295,493,216 and $285,581,225, respectively.

On July 31, 1998, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                                       Net
                                           Gross        Gross       Unrealized
                                         Unrealized   Unrealized  Appreciation /
                            Tax Cost    Appreciation Depreciation (Depreciation)
                             ---------------------------------------------------
         Blue Chip.....  $  298,069,328 $ 87,560,884 $ 2,556,400   $ 85,004,484
         Growth and
          Income.......   1,747,719,854  510,629,570  80,376,773    430,252,797
         Income and
          Growth.......     896,608,201  117,051,419  71,847,090     45,204,329
         Small Cap.....     319,633,756   18,497,845  28,741,979    (10,244,134)
         Utility.......     121,862,772   24,225,433   7,043,779     17,181,654
         Value.........     786,172,180  244,288,036  29,342,797    214,945,239
         Total Return..     136,194,805   44,760,810   2,328,754     42,432,056

7. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (formerly, Evergreen Keystone Distributor, Inc.) ("EDI"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS") serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and services fees to broker-dealers who sell shares of the fund, are paid by share-holders through expenses called "Distribution Plan expenses". Each class, ex-cept Class Y, currently pays a service fee equal to 0.25% of the average daily net assets of the class. Class B and Class C also presently pay distribution fees equal to 0.75% of the average daily net assets of the Class. Distribution Plan expenses are calculated daily and paid monthly. With respect to Class B and Class C shares, the principal underwriter may pay 12b-1 fees greater than the allowable annual amounts the Fund is permitted to pay. The Fund may reim-burse the principal underwriter for such excess amounts in later years with an-nual interest at the prime rate plus 1.00%.

During the period ended July 31, 1998, amounts paid to EDI and/or its predeces-sor pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                             Year Ended July 31, 1998
                                          ------------------------------
                                           Class A    Class B   Class C
                                          ------------------------------
         Blue Chip*...................... $  367,809 $1,259,943 $  1,062
         Growth and Income...............    597,754  7,890,229  377,404
         Income and Growth...............     34,738    520,041   11,305
         Small Cap.......................     80,328    755,179  153,142
         Utility.........................    243,362    413,364    4,199
         Value...........................  1,088,998  3,088,393   34,416
         Total Return....................    124,034  1,012,065  214,441

            -------
            * For the eleven-month period ended July 31,
              1998. The Fund changed its fiscal year end from August 31 to July 31, effective July 31, 1998. For the year ended August 31, 1997, Blue Chip paid $1,535,556 to EDI and/or its prede-cessor pursuant to the Fund's Class B Distri-bution Plan.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

Contingent deferred sales charges paid by redeeming shareholders are paid to EDI or its predecessor.

8. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND OTHER AFFILIATED
 TRANSACTIONS

Keystone is the investment adviser for Blue Chip and Total Return. In return for providing investment management and administrative services to Blue Chip and Total Return, the Funds pay Keystone a management fee that is calculated daily and paid monthly. The management fee for Blue Chip is determined by ap-plying percentage rates starting at 0.70% and declining as assets increase to 0.35% per annum, to the average daily net asset value of the Fund. The manage-ment fee for Total Return is computed at an annual rate of 1.50% of Total Re-turn's gross investment income plus an amount determined by applying percentage rates starting at 0.60% and declining to 0.30% per annum as net assets in-crease, to the average daily net asset value of the Fund.

Pursuant to an agreement with Growth and Income's, Income and Growth's and Small Cap's investment adviser, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, is entitled to an annual fee based on each of Growth and Income's, Income and Growth's and Small Cap's aver-age daily net assets, respectively, in accordance with the following schedule:

         First $750 million......................................... 1.00%
         Next $250 million.......................................... 0.90%
         Over $1 billion............................................ 0.80%

Evergreen Asset has agreed to reimburse Small Cap to the extent that the Fund's operating expenses (including the investment advisory fee and amortization of organizational expenses but excluding interest, taxes, brokerage commissions, 12b-1 distribution and shareholder services fees and extraordinary expenses) exceed 1.50% of its average daily net assets. First Union and Evergreen Asset can modify or terminate voluntary waivers at any time.

First Union is entitled to an annual fee of 0.50% Utility's and Value's average daily net assets pursuant to each Fund's investment advisory agreement. First Union voluntarily waived $204,617 of its fee for Utility for the year ended July 31, 1998.

Evergreen Investment Services ("EIS") (formerly Evergreen Keystone Investment Services, Inc.), a subsidiary of First Union, is the administrator and BISYS Fund Services is sub-administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. As sub-administrator to the Funds, BISYS Fund Services provides the officers of the Funds. The administra-tor and sub-administrator for each Fund are entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisers. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of the Fund. The sub-administra-tion fee is calculated by applying percentage rates, which start at 0.01% and decline to .004% per annum as net assets increase, to the average daily net as-set value of the Fund. For Blue Chip, Growth and Income, Income and Growth, Small Cap and Total Return the administration and sub-administration fee is paid by their respective investment adviser and is not a Fund expense. For the year ended July 31, 1998, Utility and Value paid $42,854 and $438,523, respec-tively, to EIS for providing administrative services.

For the period ended July 31, 1998, Blue Chip and Total Return paid $53,198 and $33,743, respectively, to Keystone, as reimbursement of certain administrative expenses.

Evergreen Service Company ("ESC"), a subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds.

Lieber & Company, an affiliate of First Union, is the investment sub-adviser to Growth and Income, Income and Growth, and Small Cap and also provides brokerage services with respect to substantially all security transactions of each Fund effected on the New York or American Stock Exchanges. For the year ended
July 31, 1998, Growth and Income, Income and Growth, and Small Cap incurred the following brokerage commissions with Lieber & Company:

         Growth and Income..................................... $1,460,807
         Income and Growth.....................................  1,762,628
         Small Cap.............................................    305,350

Lieber & Company is reimbursed by Evergreen Asset, at no additional expense to the Fund, for its cost of providing investment advisory services.

Evergreen Service Company ("ESC"), a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for the Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

9. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

10. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Funds may defer any or all compensation related to performance of duties as a Trustee. Each Trustee's deferred balances are al-located to deferral accounts which are included in the accrued expenses for each Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in each Funds' Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly in-stallments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of July 31, 1998, the value of the Trustees deferral ac-count for Blue Chip, Growth and Income, Income and Growth, Small Cap, Utility, Value and Total Return was $7,071, $32,760, $87,575, $8,678, $7,867, $82,792
and $2,334.

11. FINANCING AGREEMENT

On October 31, 1996, a financing agreement among certain of the Evergreen Funds, State Street Bank & Trust ("State Street") and a group of Banks (the "Banks") became effective. Under this agreement, the Banks provided an unsecured credit facility in the aggregate amount of $225 million ($112.5 mil-lion committed and $112.5 million uncommitted) allocated evenly among the Banks. Borrowings under this facility bore interest at 0.75% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum was incurred on the unused portion of the committed facility, which was allocated to all partici-pating Funds. State Street served as agent for the Banks, and as agent was en-titled to a fee of $15,000 which was allocated to all of the participating Funds. This agreement was terminated on October 31, 1997.

On October 31, 1997, a temporary financing agreement between the participating Funds and First Union became effective. Under this agreement, First Union pro-vided a fully committed unsecured credit facility in the aggregate amount of $300 million. Borrowings under this facility bore interest at 1.00% per annum above the Federal Funds rate. State Street served as administrative agent under this agreement, but received no compensation for its services. This agreement was terminated on December 22, 1997.

On December 22, 1997, a financing agreement among all of the Evergreen Funds, State Street Bank and Trust ("State Street") and a group of Banks became effec-tive. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $400 million ($275 million committed and $125 million uncommitted). The credit facility is allocated among the Banks, under the terms of the financing agreement. The credit facility is to be accessed by the Funds for temporary or emergency purposes only and is subject to each Fund's borrow-ing restrictions. Borrowings under this facility bear interest at 0.50% per an-num above the Federal Funds rate. A commitment fee of 0.065% per annum will be incurred on the unused portion of the committed facility, which will be allo-cated to all funds. State Street serves as administrative agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds.

During the period ended July 31, 1998, the Funds, except Income and Growth, had no significant borrowings under these agreements. At July 31, 1998, Income and Growth had a balance pursuant to this agreement of $12,800,000.

12. CONCENTRATION OF CREDIT RISK

Utility invests a substantial portion of its assets in issuers in the Utilities industry, therefore, it may be more affected by economic and political develop-ments in that industry than would be a comparable general equity fund.

                         Independent Auditors' Reports
The Trustees and Shareholders of
Evergreen Equity Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments, of six of the funds comprising Evergreen Eq-uity Trust as listed below as of July 31, 1998, and the related statements of operations, statements of changes in net assets and financial highlights for each of the years or periods listed below:

  Evergreen Blue Chip Fund -- statements of operations for the eleven months ended July 31, 1998 and the year ended August 31, 1997, statements of changes in net assets for the eleven months ended July 31, 1998 and each of the years in the two-year period ended August 31, 1998 and financial high-lights for the periods presented on pages 30 and 31.

  Evergreen Growth and Income Fund -- statement of operations for the year ended July 31, 1998, statements of changes in net assets for the year ended July 31, 1998, the seven months ended July 31, 1997 and the year ended De-cember 31, 1996 and financial highlights for the periods presented on pages 32 and 33, except for the periods ended prior to December 31, 1996. The fi-nancial highlights for the periods ended prior to December 31, 1996 were au-dited by other auditors, whose opinion thereon dated February 15, 1996 was unqualified.

  Evergreen Small Cap Equity Income Fund -- statement of operations for the year ended July 31, 1998, statements of changes in net assets for the year ended July 31, 1998, the seven months ended July 31, 1997 and the year ended December 31, 1996 and financial highlights for the periods presented on pages 36 and 37, except for the periods ended prior to December 31, 1996. The financial highlights for the periods ended prior to December 31, 1996 were audited by other auditors, whose opinion thereon dated February 15, 1996 was unqualified.

  Evergreen Utility Fund -- statement of operations for the year ended July 31, 1998, statements of changes in net assets for the year ended July 31, 1998, the seven months ended July 31, 1997 and the year ended December 31, 1996 and financial highlights for the periods presented on pages 38 and 39.

  Evergreen Value Fund -- statement of operations for the year ended July 31, 1998, the statements of changes in net assets for the year ended July 31, 1998, the seven months ended July 31, 1997 and the year ended December 31, 1996 and financial highlights for the periods presented on pages 40 and 41.

  Evergreen Fund for Total Return -- statement of operations for the year ended July 31, 1998, statements of changes in net assets for the year ended July 31, 1998, the eight months ended July 31, 1997 and the year ended No-vember 30, 1996 and financial highlights for the periods presented on pages 42 and 43.

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these fi-nancial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted audited stan-dards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall fi-nancial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green Blue Chip Fund, Evergreen Growth and Income Fund, Evergreen Small Cap Eq-uity Income Fund, Evergreen Utility Fund, Evergreen Value Fund and Evergreen Fund for Total Return (six of the funds comprising Evergreen Equity Trust) as of July 31, 1998, the results of their operations, changes in their net assets and financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting princi-ples.

                                            KPMG Peat Marwick LLP

Boston, Massachusetts
September 4, 1998

                         Independent Auditors' Reports
To the Trustees and Shareholders of
Evergreen Income and Growth Fund

In our opinion, the accompanying Statement of Assets and Liabilities, including the Schedule of Investments, and the related Statements of Operations and of Changes in Net Assets and the Financial Highlights present fairly, in all mate-rial respects, the financial position of Evergreen Income and Growth Fund (the "Fund") at July 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year ended July 31, 1998, the period ended July 31, 1997, and the year ended January 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "finan-cial statements") are the responsibility of the Fund's management; our respon-sibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and per-form the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta-tion. We believe that our audits, which included confirmation of securities at July 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The financial highlights presented for each of the years or periods ended through January 31, 1996 were audited by other audi-tors, whose report dated March 31, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
September 15, 1998

                FEDERAL TAX STATUS OF DISTRIBUTIONS (Unaudited)

 Pursuant to section 852 of the Internal Revenue Code, the Funds have designated the following amounts as long-term 28% capital gain dis-tributions and long-term 20% capital gain distributions for the fis-cal year ended July 31, 1998:

                                         Aggregate          Per Share
                                  ----------------------- -------------
                                      28%         20%      28%    20%
                                      ---------------------------------
         Blue Chip............... $18,080,605 $16,417,783 $1.758 $1.597
         Growth and Income.......  14,384,603  26,192,557  0.259  0.471
         Income and Growth.......           0           0  0.000  0.000
         Small Cap...............      81,536     420,422  0.004  0.022
         Utility.................   5,039,111   2,587,648  0.420  0.215
         Value...................  77,345,830 115,539,118  1.734  2.591
         Total Return............   4,898,662   4,494,746  0.590  0.541

 For corporate shareholders, the following percentages of ordinary in-come dividends paid during the fiscal year ended July 31, 1998 quali-fied for the dividends received deduction.

         Blue Chip................................................. 35.96%
         Growth and Income......................................... 43.91%
         Income and Growth......................................... 14.91%
         Small Cap................................................. 72.93%
         Utility................................................... 79.50%
         Value..................................................... 83.91%
         Total Return.............................................. 57.85%

                                Evergreen Funds

Money Market                                    Income                                           Domestic Growth
Treasury Money Market Fund                      Capital Preservation and Income Fund             Strategic Growth
Fund
Money Market Fund                               Short Intermediate Bond Fund                     Stock Selector
Fund
Municipal Money Market Fund                     Intermediate Term Government Securities Fund     Evergreen Fund
Pennsylvania Municipal Money Market Fund        Intermediate Term Bond Fund                      Omega Fund
                                                U.S. Government Fund                             Small Company
Growth Fund
Tax Exempt                                      Diversified Bond Fund                            Aggressive
Growth Fund
Short Intermediate Municipal Fund               Strategic Income Fund                            Micro Cap Fund
High Grade Tax Free Fund                        High Yield Bond Fund
Tax Free Fund                                                                                    Global
International
California Tax Free Fund                        Balanced                                         Global Leaders
Fund
Connecticut Municipal Bond Fund                 American Retirement Fund                         International
Growth Fund
Florida Municipal Bond Fund                     Balanced Fund                                    Global
Opportunities Fund
Florida High Income Municipal Bond Fund         Tax Strategic Foundation Fund                    Precious Metals
Fund
Georgia Municipal Bond Fund                     Foundation Fund                                  Emerging Markets
Growth Fund
Maryland Municipal Bond Fund                                                                     Latin America
Fund
Massachusetts Tax Free Fund                     Growth & Income
Missouri Tax Free Fund                          Utility Fund                                     Express Line
New Jersey Tax Free Income Fund                 Income and Growth Fund                           800.346.3858
New York Tax Free Fund                          Fund for Total Return
North Carolina Municipal Bond Fund              Value Fund                                       Investor Services
Pennsylvania Tax Free Fund                      Blue Chip Fund                                   800.343.2898
South Carolina Municipal Bond Fund              Growth and Income Fund
Virginia Municipal Bond Fund                    Small Cap Equity Income Fund                     Retirement Plan
Services
                                                                                                 800.247.4075


www.evergreenfunds.com


63305                                                   543691  RV0  9/98


                                                        ---------------
                                                           BULK RATE
                                                          U.S. POSTAGE
                                                              PAID
                                                         PERMIT NO. 19
                                                           HUDSON, MA
                                                        ---------------

[LOGO OF EVERGREEN FUNDS(SM)
APPEARS HERE]

200 BERKELEY STREET
BOSTON, MA 02116

                                                Evergreen


                                               Growth and

                                              Income Funds
July 31, 1998

Annual Report

-------------------------------------------------------------------------------


                                                [PICTURE APPEARS HERE]

     [LOGO OF EVERGREEN FUNDS APPEARS HERE]


-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Table of Contents
--------------------------------------------------------------------------------

Letter to Shareholders..................................................     1

Evergreen Blue Chip Fund
 Fund at a Glance.......................................................     2
 Portfolio Manager Interview............................................     3

Evergreen Growth and Income Fund
 Fund at a Glance.......................................................     6
 Portfolio Manager Interview............................................     7

Evergreen Income and Growth Fund
 Fund at a Glance.......................................................    10
 Portfolio Manager Interview............................................    11

Evergreen Small Cap Equity Income Fund
 Fund at a Glance.......................................................    14
 Portfolio Manager Interview............................................    15

Evergreen Utility Fund
 Fund at a Glance.......................................................    19
 Portfolio Manager Interview............................................    20

Evergreen Value Fund
 Fund at a Glance.......................................................    22
 Portfolio Manager Interview............................................    23

Evergreen Fund for Total Return
 Fund at a Glance.......................................................    26
 Portfolio Manager Interview............................................    27

Financial Highlights
 Evergreen Blue Chip Fund...............................................    30
 Evergreen Growth and Income Fund.......................................    32
 Evergreen Income and Growth Fund.......................................    34
 Evergreen Small Cap Equity Income Fund.................................    36
 Evergreen Utility Fund.................................................    38
 Evergreen Value Fund...................................................    40
 Evergreen Fund for Total Return........................................    42

Schedule of Investments
 Evergreen Blue Chip Fund...............................................    44
 Evergreen Growth and Income Fund.......................................    46
 Evergreen Income and Growth Fund.......................................    51
 Evergreen Small Cap Equity Income Fund.................................    54
 Evergreen Utility Fund.................................................    58
 Evergreen Value Fund...................................................    60
 Evergreen Fund for Total Return........................................    62

Statements of Assets and Liabilities....................................    64

Statements of Operations................................................    65

Statements of Changes in Net Assets.....................................    67

Combined Notes to Financial
 Statements.............................................................    70

Independent Auditors Reports............................................    81

Additional Information..................................................    83


-------------------------------------------------------------------------------
                                 Evergreen Funds
-------------------------------------------------------------------------------

 Evergreen Funds is one of the nations fastest growing investment companies with approximately $50 billion in assets under management.

 With over 70 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broader range of quality investment products and services designed to meet their needs.

 The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

 ------------------------------------------------------------------------------

 This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

               -----------------------------------------------------------------
  Mutual Funds: ARE NOT FDIC INSURED   May lose value . Are not bank guaranteed
               -----------------------------------------------------------------

                           Evergreen Distributor, Inc.
    Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc.

                            Letter to Shareholders
                            ----------------------
                                September 1998



                  [PICTURE OF WILLIAM M. ENNIS APPEARS HERE]

                               William M. Ennis
                               Managing Director


Dear Shareholders:


The following report covers the Evergreen Growth and Income Funds for the fiscal year ended July 31, 1998.

Market Review

At the writing of this report -- after the fiscal period ended July 31, 1998 -- the markets have experienced increased volatility, mainly due to financial and currency crises in the Asian and Russian economies. We encourage investors to remain focused on their long-term goals, and to keep short-term volatility in perspective.

Although no one can accurately predict either the timing or the degree, one thing is certain: the stock market will continue to experience ups and downs. At this time, we still believe the domestic economy is strong with low inflation, low unemployment and moderate, yet sustainable growth. We are confident that the opportunity remains to participate in the continued, dynamic growth of both U.S. and international companies.

Cost Savings

In an effort to achieve efficiencies and cost savings, we have changed the way we mail your funds' information. Wherever possible, we are trying to combine your funds' required mailings so you only receive one per household, based on the registration last name and exact address./1/ This reduces the mailing costs, not to mention the amount of paper needed to print, which in turn benefits your funds by reducing overall expenses. If you prefer to receive separate copies of reports and prospectuses for each registered shareholder in your household, please notify us by calling the number on your statement and we will adjust our records accordingly.

Evergreen Service

Evergreen remains committed to providing investment choices which match a range of investment objectives, as well as clear and accurate information on all the Evergreen Funds. We recommend you consult with your financial advisor to evaluate your asset allocation and ensure you are on target with your investment time horizon. If you have any questions or need additional information, please contact one of our service representatives at 800.343.2898. We will be happy to assist you.

Thank you for your continued investment with Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
Managing Director
Evergreen Funds



/1/ If you purchased your shares through a financial representative, we may not be able to consolidate your mailings by last name and address, because that institution controls the mailings.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Blue Chip Fund
--------------------------------------------------------------------------------

                     Fund at a Glance as of July 31, 1998


We continued to emphasize the larger-capitalization, blue chip, high-quality U.S. corporations that are the hallmark of the Fund's investment style.



                                  Portfolio
                                  Management
                           ------------------------

                  [PICTURE OF JUDITH A. WARNERS APPEARS HERE]

                               Judith A. Warners
                             Tenure: January, 1995


CURRENT INVESTMENT STYLE/1/

                           [STYLE BOX APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 6/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1998 Morningstar, Inc.



--------------------------------------------------------------------------------
                           Performance and Returns*
 -------------------------------------------------------------------------------

                                                  Class A    Class B    Class C
Inception Date                                    1/20/98    9/11/35    1/22/98
 ................................................................................
Average Annual Returns
 ................................................................................
One year with sales charge                             --      10.14%        --
 ................................................................................
One year w/o sales charge                              --      14.99%        --
 ................................................................................
3 years                                                --      23.45%        --
 ................................................................................
5 years                                                --      17.29%        --
 ................................................................................
10 years                                               --      14.35%        --
 ................................................................................
Since Inception                                      6.00%      9.04%      8.80%
 ...............................................................................
Maximum Sales Charge                                 4.75%      5.00%      1.00%
                                                Front End       CDSC       CDSC
 ................................................................................
12-month income dividends per share                 $0.06      $0.08      $0.02
 ...............................................................................
12-month capital gain distributions per share          --      $4.96         --
 ................................................................................

 *  Adjusted for maximum sales charge

    Note: Class A and C shares were introduced in January 1998, and did not have average annual returns to quote at this time. Cumulative returns since inception are provided.


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

 Date             Class B            S & P 500 Index             CPI

Jul-88            10,000                 10,000                 10,000
Jul-89            12,742                 13,193                 10,498
Jul-90            13,533                 14,051                 11,004
Jul-91            14,980                 15,844                 11,494
Jul-92            15,889                 17,870                 11,857
Jul-93            17,063                 19,430                 12,186
Jul-94            17,244                 20,433                 12,523
Jul-95            19,998                 25,768                 12,869
Jul-96            22,824                 30,037                 13,245
Jul-97            33,238                 45,698                 13,544
Jul-98            38,218                 54,510                 13,772



Comparison of change in value of a $10,000 investment in Evergreen Blue Chip Fund Class B, the Standard and Poor's 500 Index (S&P 500), and the Consumer Price Index (CPI).

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S&P 500 Index is an unmanaged market index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Blue Chip Fund
--------------------------------------------------------------------------------

                        Portfolio Management Interview

--------------------------------------------------------------------------------
How did the Fund perform?
--------------------------------------------------------------------------------

The Fund performed well relative to similar funds, while trailing the overall Standard & Poor's 500 Index, which was dominated by a few large companies. For the 12 months ended on July 31, 1998, the Evergreen Blue Chip Fund's Class B shares had a total return of 14.99%, unadjusted for applicable sales charges. During the same 12-month period, the benchmark S&P 500 Index had a return of 19.29%, while Growth and Income Funds on average returned 11.37%, as measured by Lipper Analytical Services, Inc., an independent monitor of mutual fund performance.


                                  Portfolio
                               Characteristics
                               ---------------
                         (as of 7/31/98 unless noted)

Total Net Assets                                                   $403,408,065
 ...............................................................................
Number of Holdings                                                           86
 ...............................................................................
P/E Ratio*                                                                22.1x
 ...............................................................................
Beta*                                                                      0.96
 ..............................................................................
*as of 6/30/98


--------------------------------------------------------------------------------
What was the investment
environment like during the year?
--------------------------------------------------------------------------------

The overall market, as reflected in the popular indexes such as the S&P 500, moved upward. Interim volatility and periods of relatively flat performance -- when the market moved more sideways than up or down -- punctuated this general trend, however. As the year progressed, market index performance became more and more dominated by the very strong returns of a relatively few stocks. We characterize this period as a standoff between two conflicting influences. On the one hand, there was fear that economic growth in the United States might become so strong that the Federal Reserve Board would act to thwart inflation by raising short-term interest rates. On the other hand, there was the anticipated fear of the impact that the Asian economic crisis might have on the earnings of U.S. corporations. In addition, there also was concern about the credibility of the U.S. political leadership. It seems the concern about Asia was put aside as the strength of the domestic economy, combined with strong demand from Europe, helped sustain strong earnings by U.S. multi-national corporations.

The narrowing of market leadership -- to a band of a relatively few companies -- became a progressively more dominant trend as the year progressed. We also have witnessed a rotating correction for several months, as the market values of different stocks have dipped. While the overall indexes may have shown positive results, the stock valuations of a large proportion of publicly traded companies actually fell. For example, a Merrill Lynch study indicates that as of mid-August, the stock prices of approximately 70% of New York Stock Exchange companies actually fell by 20% or more from their highs, and 47% fell by 30% or more after their highs.

In this environment, the best investment returns tended to come from a relatively few companies. While they represented a variety of different industries, they tended to be high-quality, high-visibility companies that often were leaders of their markets or niches. In the Evergreen Blue Chip Fund's portfolio, for example, the leading contributors to performance during the 12-month period included General Electric, Pfizer, Microsoft, Ford Motor Company and Home Depot. Other performance leaders included companies that were re-structuring or acquiring new businesses. The list included Viacom, in the entertainment industry, and Tyco International, a diversified company.

--------------------------------------------------------------------------------
Within this environment, what were your principal investment themes or strategies?
--------------------------------------------------------------------------------

We continued to emphasize the larger-capitalization, blue chip, high-quality U.S. corporations that are the hallmark of the Fund's investment style. We also

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Blue Chip Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview


included a sprinkling of higher quality mid-cap growth companies. An excellent example would be Royal Caribbean Cruises Ltd., which was one of the top contributors to performance during the 12 months.

At the end of the fiscal year, about 70% of net assets were invested in the large-cap, U.S. companies, with about 15% invested in mid-cap stocks. Within this general framework, we sometimes trimmed back the holdings of companies after their prices had risen dramatically, even buying them back opportunistically if they became more attractive again after a price correction.

As a by-product of our concern about volatility and high valuations of many stocks, the cash and cash-equivalent weighting of the Fund rose from 4% to 13.3% of net assets during the year. Most of that increase came in the final two months of the fiscal year as we became increasingly concerned about the impact both of the Asian currency crisis and of questions about political leadership in Washington. This relatively high cash level is not necessarily permanent, however. We may re-invest proceeds opportunistically as we see attractive valuations and if the stock market shows signs of stabilizing.


                              Top 5 Industries
                              ----------------
                       (as a percentage of net assets)

Finance & Insurance and Banks                                           18.5%
 ..............................................................................
Healthcare Products & Services                                          13.1%
 ..............................................................................
Information Services & Technology                                       10.2%
 ..............................................................................
Oil / Energy                                                            8.1%
 ..............................................................................
Retailing & Wholesale                                                   6.0%
 ..............................................................................


--------------------------------------------------------------------------------
What sectors, or industries, did you emphasize?
--------------------------------------------------------------------------------

The greatest emphasis was in financial services, technology, health care -- including pharmaceuticals -- and consumer staples, such as beverages and household products.

Financial services accounted for about 19% of net assets on July 31, despite being trimmed back somewhat during the final months of the fiscal year. Among the holdings that we have reduced are some large, regional banks as the consolidation trend in the industry appeared to move from the regional banks toward mergers-of-equals among very large institutions. For example, the largest financial services positions at the end of the fiscal year, were American International Group, a global leader in finance, and Travelers Group, Inc., which has announced a pending merger with Citicorp. One of the major contributors to performance during the year, particularly in the last six months, was Morgan Stanley-Dean Witter, another company that is benefiting from merging and gaining additional cross-selling opportunities. We also have been interested in investing in financial companies that are leaders in their niches, including the Federal National Mortgage Association (Fannie Mae) and Associates First Capital, a leading consumer lender that is a spin-off of Ford Motor Co.

Technology accounted for about 10% of net assets on July 31. We have not invested broadly in technology, but have owned the stocks of major industry leaders, including IBM, Intel and Microsoft. In addition, we have owned leaders in specific market segments, including Sun Microsystems, Gateway Computers, and EMC, a leader in disc storage. We also have tried to take advantage of emerging opportunities caused by changes in telecommunications systems and technologies and the building of integrated communications networks throughout the world. Among our significant holdings are WorldCom and Cisco Systems, both of which have been strong contributors to performance.

Healthcare, including pharmaceuticals, accounted for about 13% of net assets at the end of the fiscal year, even though it was slightly down from a year earlier

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Blue Chip Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview

because we have taken profits from some successful holdings. Longer term, we see strong opportunities in the pharmaceutical industry because of the steady flow of interesting new products and the strong demand caused by the aging of the population. This industry also continues to consolidate, as illustrated by the pending merger of American Home Products Corp., a major holding of the Fund, and Monsanto.

Consumer staples, including beverages and consumer products, accounted for about 12% of assets as of July 31. While this is not an over-weighting, it continues to be well-represented as domestically oriented consumer companies continue to produce attractive earnings.


                                    Top 10
                                Equity Holdings
                                ---------------
                         (as a percentage of net assets)
                         -------------------------------

General Electric Co.                                                    3.3%
 ..............................................................................
Microsoft Corp.                                                         2.8%
 ..............................................................................
American Home Products Corp.                                            2.2%
 ..............................................................................
Texaco, Inc.                                                            2.1%
 ..............................................................................
British Petroleum Plc, ADR                                              1.8%
 ..............................................................................
Coca Cola Co.                                                           1.8%
 ..............................................................................
Merck & Co., Inc.                                                       1.8%
 ..............................................................................
Wal-Mart Stores, Inc.                                                   1.7%
 ..............................................................................
Bristol-Myers Squibb Co.                                                1.6%
 ..............................................................................
Travelers Group, Inc.                                                   1.6%
 ..............................................................................


--------------------------------------------------------------------------------
What areas have been disappointing?
--------------------------------------------------------------------------------

Real estate investment trusts, or REITs, have been a disappointment and we have reduced our holdings substantially, from about 5% of net assets to about 1%. The market performance of this industry has slumped as investors favored stable growth companies over yield-oriented companies. There also has been concern about possible over-building in commercial real estate.

Other disappointments include Analog Devices, a semiconductor company that has been hurt by the Asian crisis, and Cendant, a consumer services company that has encountered questions about the reliability of its reported earnings. We have eliminated our positions in both companies entirely. Philip Morris also has been disappointing, primarily because of the tobacco controversy.

--------------------------------------------------------------------------------
What is your outlook?
--------------------------------------------------------------------------------

We expect continued volatility in the market.   In this environment, we plan to
maintain our concentration on fundamental analysis and individual company stock picking. We expect to emphasize global leaders that understand how to manage in periods of volatility, both in their businesses and in the stock market. We also will look for leaders in specific market niches and undervalued businesses.

Given the unsettled market, our emphasis on fundamental research and individual stock selection should help us find attractively priced opportunities created by the market volatility and the possibility of over-corrections. In addition, while we have generally avoided investments in basic materials, we have added opportunistically to our holdings in the oil industry, which we believe should ultimately rebound from its recent difficulties.

We have the flexibility to become more defensive if we believe conditions are worsening, and we also have the ability to increase our weightings in medium-sized companies should market leadership start changing. The Fund's primary emphasis, however, should remain with the leading large-capitalization companies. We believe their quality and liquidity should continue to support performance in an uncertain period.

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Growth and Income fund
--------------------------------------------------------------------------------

                     Fund at a Glance as of July 31, 1998


With the sharp decline in the stock market at quarter end, cash reserves began to be employed in purchasing quality companies with above-average growth prospects.


                                  Portfolio
                                  Management
                          --------------------------

                  [PICTURE OF STEPHEN A. LIEBER APPEARS HERE]

                              Stephen A. Lieber
                              Tenure: July 1997

                   [PICTURE OF GARY R. BUESSER APPEARS HERE]

                             Gary R. Buesser, CFA
                              Tenure:  July 1997


--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                           [STYLE BOX APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 6/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1998 Morningstar, Inc.


--------------------------------------------------------------------------------
                           Performance and Returns*
--------------------------------------------------------------------------------


                                        Class A   Class B    Class C    Class Y
Inception Date                           1/3/95    1/3/95    1/3/95    10/15/86
 ................................................................................
Average Annual Returns
 ...............................................................................
1 year with sales charge                   5.97%     5.44%     9.47%      n/a
 ................................................................................
1 year w/o sales charge                   11.26%    10.44%    10.47%    11.56%
 ................................................................................
3 years                                   19.52%    19.93%    20.64%    21.81%
 ................................................................................
5 years                                      --        --        --     19.25%
 ................................................................................
10 years                                     --        --        --     16.75%
 ................................................................................
Since Inception                           23.25%    23.57%    24.08%    15.24%
 ................................................................................
Maximum Sales Charge                       4.75%     5.00%     1.00%      n/a
                                      Front End      CDSC      CDSC
 ................................................................................
12-month income dividends
per share                                 $0.13        --        --     $0.20
 ...............................................................................
12-month capital gain
distributions per share                   $1.01     $1.01     $1.01     $1.01
 ................................................................................

  *   Adjusted for maximum applicable sales charge

-------------------------------------------------------------------------------
                               LONG TERM GROWTH
-------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                                         S&P 400        Lipper Growth &
Date      Class A     S&P 500 Index   Mid-Cap Index    Income Fund Average     CPI
1/3/95      9,525         10,000          10,000              10,000          10,000
Jul-95     11,787         12,420          12,359              12,076          10,187
Jul-96     13,529         14,478          13,321              13,781          10,485
Jul-97     18,992         22,026          19,359              19,843          10,721
Jul-98     21,130         26,273          23,015              22,139          10,902

Comparison of change in value of a $10,000 investment in Evergreen Growth and Income Fund Class A, the Standard & Poor's 500 Index (S&P 500), the Standard and Poor's 400 Mid-Cap Index (S&P 400), the Lipper Growth & Income Funds Average (LGIFA), and the Consumer Price Index (CPI).


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S&P 500 Index, the S&P 400 Index, and the Lipper Growth & Income Funds Average are unmanaged market indexes and do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Growth and Income fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview

--------------------------------------------------------------------------------
What was the investment performance in the fiscal year?
--------------------------------------------------------------------------------

The Evergreen Growth and Income Fund Class A, B, C, and Y shares returned 11.26%, 10.44%, 10.47%, and 11.56% respectively, for the fiscal year ended July
31. These returns are unadjusted for applicable sales charges. The performance reflected a reversal in the fourth quarter of the fiscal year after significant gains in the first three quarters. The Fund's Class Y shares exceeded the 11.21% performance of the S&P 400 Mid-Cap Index, and even in the weak fourth quarter of the fiscal year, outperformed the S&P 400 Mid-Cap Index by 0.95%.1 The Fund held an above-average cash position (approximately 20% of assets) during much of the fiscal year, because we judged that market segments were overvalued, and together with international economic volatility, might provide attractive purchase opportunities. With the sharp decline in the stock market at quarter end, cash reserves began to be employed in purchasing quality companies with above-average growth prospects.


                                   Portfolio
                                Characteristics
                                ---------------
                         (as of 7/31/98 unless noted)

Total Net Assets                                                $2,147,320,878
 ................................................................................
Number of Holdings                                                         282
 ................................................................................
P/E Ratio*                                                               21.9x
 ................................................................................
Beta*                                                                     0.91
 ................................................................................
*as of 6/30/98


--------------------------------------------------------------------------------
What drove the Fund's performance?
--------------------------------------------------------------------------------

Considering the cautious cash position, the invested portfolio demonstrated strong performance. The leadership in performance came from a diverse group of companies, with the strongest in the broadcasting and communication fields, where we had established positions earlier with the expectation of significant benefits from both deregulation and growth. Six of the top ten performers in the Fund were in this category, four of which had gains of over 100% in the fiscal year; Mediaone Group, Inc., Chancellor Media Corp., Young Broadcasting Inc., Class A, and Century Telephone Enterprises, Inc. Pharmaceutical commitments also provided a group of performance leaders: Pfizer, Inc., +83.2%; Schering-Plough Corp., +76.5%; and Warner-Lambert Co., +73.7%.

Many issues added to the portfolio during the fiscal year provided outstanding gains. These gains were led by +105.2% in the shares of Lowe's Companies, Inc.; +98.8% in the shares of Warner-Lambert Co.; +96.6% in the shares of Kansas City Southern Industries, Inc.; and +67.9% in the shares of Home Depot, Inc. These top four led a group of 25 purchases which provided gains of 30% or more.


                                    Top 10
                                Equity Holdings
                                ---------------
                        (as a percentage of net assets)


McKesson Corp.                                                          1.5%
 ................................................................................
Webster Financial Corp.                                                 1.5%
 ................................................................................
Kansas City Southern Industries, Inc.                                   1.4%
 ................................................................................
Lincare Holdings, Inc.                                                  1.2%
 ................................................................................
Jacor Communications, Inc.                                              1.2%
 ................................................................................
Time Warner, Inc.                                                       1.1%
 ................................................................................
Schering-Plough Corp.                                                   1.0%
 ................................................................................
Pittston Brink's Group                                                  1.0%
 ................................................................................
Policy Management Systems Corp.                                         1.0%
 ................................................................................
Burlington Northern Santa Fe                                            1.0%
 ................................................................................


Several major gains were the result of merger and acquisition offers for our holdings. Evergreen Media Corp. was acquired by Chancellor Media Corp., and provided a +109.4% return to the Fund in the fiscal year, and Carson Pirie Scott & Co. was acquired by


/1/ The Fund will be using the S&P 400 Mid-Cap Index as a benchmark going forward. Previously, the Fund was compared to the S&P 500 which is a large cap index. The Fund invests in stocks of predominantly small to mid-sized companies and, therefore, the S&P 400 Mid-Cap Index is more appropriate.

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Growth and Income Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview


Proffitt's, Inc., with a +72.3% increase. A total of 22 companies in the portfolio either completed mergers or acquisitions, or had them pending at the end of the fiscal year. The financial group represented the largest number of these transactions; the pending SunTrust Banks, Inc. bid for Crestar Financial Corp. provided a +230.3% gain from the acquisition price in 1996; Central Fidelity Banks, Inc. acquisition, a +183.4% gain; Life Bancorp, Inc., a +44.5% gain; Life Re Corp., a +57.3% gain; and Firstar Corp., a +33.2% gain (the latter two are pending transactions). We view merger and acquisition offers for Fund holdings as a validation of our original analysis of them as undervalued issues. The results of the fiscal year sustained this thesis, with the range of acquisitions across ten industries suggesting that a continued broad analytical search for undervaluation is an appropriate long-term strategy for the Fund.


--------------------------------------------------------------------------------
Where were the disappointments in the fiscal year?
--------------------------------------------------------------------------------

The major disappointments were among smaller companies, especially those negatively impacted by the technology market slowdown, or temporary adversities caused by the Asian financial crisis. Illustratively, we had sold almost half of the Fund's position in specialty electronic components manufacturer, Unitrode Corp., early in the fiscal year, with a profit of over 128.8%. We held the balance with a view toward a longer term optimism, holding a much reduced position. Nonetheless, with a slow-down in the electronics components industry by fiscal year-end, the stock had declined 56.1%. In the case of other issues, such as KLA-Tencor Corp., we had similarly realized major gains (+115.0%), and then replaced the position at much lower prices. By year-end, however, even the low price purchases had declined in value by 20.1%. Among larger companies, our largest decline was in the shares of Union Pacific Corp., 40.4%. We considerably enlarged the position in this leading railroad system when the stock fell in value due to the problems of congestion involving the complexities of integrating the newly acquired Southern Pacific Rail Corp. We believe Union Pacific's railroad system will recover its previous high earnings power when it overcomes its short-term problems.



                               Top 5 Industries
                               ----------------
                        (as a percentage of net assets)


Healthcare Products & Services                                          11.4%
 ...............................................................................
Banks                                                                   9.1%
 ................................................................................
Industrial Specialty Products & Services                                6.8%
 ................................................................................
Finance & Insurance                                                     6.3%
 ................................................................................
Publishing, Broadcasting & Entertainment                                4.6%
 ................................................................................


The top performing groups for the fiscal year were Communications Systems and Services, +91.1%; Food & Beverage Products, +47.8%; Electric Utilities, +34.6%; Retail & Wholesale, +33.8%; Telecommunications Services and Equipment, +33.0%; and Health Care Products and Services, +31.6%. The weakest performers were: Oil Field Services, down 42.5%, and Information Services and Technology, down 24.6%. The decline in energy prices toward the end of the fiscal year was a source of adverse stock performance. The Fund's oil field service company holdings are concentrated in areas we believe will not be as negatively impacted as the industry, on average. Our concentration is on deep water drilling companies, where the very large scale of equipment mitigates against an excess supply forcing down capacity utilization and day rates.


--------------------------------------------------------------------------------
How is the Fund positioned for the new fiscal year?
--------------------------------------------------------------------------------

Anticipating the volatility and the probability of price declines, the Fund has held a substantial portion of its assets in short-term cash equivalents. This has given management the opportunity to utilize this sizable balance for the careful purchase of undervalued securities in periods of market weakness. As the stock market deteriorated toward the end of the fiscal year

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Growth and Income Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


and into August, we have been actively increasing stock investments. The deterioration was particularly marked among smaller companies, as evidenced by the 14% decline in the S&P Mid-Cap Index and the 20% decline in the Russell 2000 Index from their April 22 highs through August 24. The performance of these indices underlines the extent to which the stock market penalized smaller to mid-capitalization companies, while rewarding larger companies and, particularly, the higher price/earnings ratio group.

Our "value timing" investment strategy is focused on long-term capital gains in companies which are undervalued in relation to their earnings growth, cash flow, and asset realization possibilities. We are taking advantage of weakness in the pricing of financial institutions to add to the Fund's holdings in banks, especially mid-sized regional banks, which will play an important role in future industry consolidations. We continue to add to holdings in the securities brokerage and investment banking field where positions were established in the 1998 fiscal year. This has proven a highly rewarding group, beginning with our purchase of Edwards (A.G.), Inc. early in the year, and followed by Lehman Brothers Holdings, Inc. and Paine Webber Group, Inc. We anticipate both growth for this industry and a continuing trend of acquisitions with the building of multi-faceted financial service businesses.

The portfolio is further participating in the utility industry, based on restructuring opportunities. In its fiscal year, the Fund had a +54.5% increase from its purchase of Energy East Corp. (formerly New York State Electric and Gas Corp.), which is in the process of restructuring. Toward the end of the year, a position was established in Marketspan Corp., the merger of Brooklyn Union Gas Co. and Long Island Lighting Co. Our emphasis on the growth possibilities of the technologies of biological science and the pharmaceutical industry continues, with a recent increase in our investment in Perkin-Elmer Corp. (whose genetics instrument technology is a leading one), and Beckman Coulter, Inc. (whose leadership in analytical instruments is expected to be accelerated by a recent merger).

Several real estate investment trust positions were recently increased, because the market setback which this industry has had since its strong performance in the fourth quarter of 1997 has created meaningful new values. For the first time in many months, numbers of well-established real estate investment trusts are selling below the indicated value of their underlying property holdings.

In summary, undervalued growth opportunities continue to be the central goal of this Fund, utilizing the "value timing" strategies which are at the core of its twelve year performance record.

Will the Fund continue to hold a large cash reserve?

Our objective is to have a more normal cash reserve position, and an almost fully invested strategy. Market and individual company setbacks are providing the "value timing" opportunities to effectively utilize the cash reserves. For example, an inventory problem at Penney (J.C.) Co., Inc. developed during a particularly strong retail period, led to an over 20% decline in its stock price. We then began to accumulate this stock for the Fund, and at this writing, have established a meaningful position. Similarly, a setback experienced in the demand for chemical products led us to increase the position in Du Pont (E.I.) De Nemours & Co., Inc. Anticipating recovery because of new products, we saw a "value timing" opportunity in the shares of Acuson Corp., a leading ultrasound company, which should allow it to increase market share in its growth medical technology industry. In these, and in many other cases, our intensive research effort is expected to provide opportunities to capitalize on the cautious positioning which we established for the Fund in the 1998 fiscal year. It should form the base for significant long-term capital appreciation.

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Income and Growth Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of July 31, 1998


The Fund's performance was helped by investments in companies in a number of different industries, including: healthcare, banks and thrifts, telecommunications, and consumer-related stocks.



                                   Portfolio
                                  Management
--------------------------------------------------------------------------------

                 [PICTURE OF NOLA MADDOX FALCONE APPEARS HERE]

                           Nola Maddox Falcone, CFA
                             Tenure:  August 1978


                  [PICTURE OF IRENE D. O'NEILL APPEARS HERE]

                               Irene D. O'Neill
                            Tenure:  December 1997

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                           [STYLE BOX APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 6/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1998 Morningstar, Inc.


--------------------------------------------------------------------------------
                           Performance and Returns*
--------------------------------------------------------------------------------

                                    Class A   Class B   Class C    Class Y
Inception Date                       1/3/95    1/3/95    1/3/95    8/31/78
 ................................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge               2.80%     2.29%     6.16%       n/a
 ................................................................................
1 year w/o sales charge                7.93%     7.13%     7.13%      8.16%
 ................................................................................
3 years                               12.55%    12.77%    13.56%     14.68%
 ................................................................................
5 years                                  --        --        --      10.90%
 ................................................................................
10 years                                 --        --        --      10.78%
 ................................................................................
Since Inception                       14.85%    14.99%    15.56%     14.25%
 ................................................................................
Maximum Sales Charge                   4.75%     5.00%     1.00%       n/a
                                   Front End    CDSC       CDSC
 ................................................................................
30-day SEC Yield                       2.16%     1.50%     1.60%      2.53%
 ...............................................................................
12-month income dividends
per share                           $  1.02   $  0.85   $  0.85   $   1.08
 ................................................................................
12-month capital gain
distributions per share             $  1.59   $  1.59   $  1.59   $   1.59
 ................................................................................

*    Adjusted for maximum applicable sales charge

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


 Date             Class A          Wilshire 5000          LIFA             CPI

1/3/95              9,525              10,000            10,000           10,000
Jul-95             10,962              12,415            11,504           10,187
Jul-96             11,847              14,239            12,602           10,485
Jul-97             15,210              20,960            15,440           10,721
Jul-98             16,409              25,821            16,727           10,902



Comparison of change in value of a $10,000 investment in Evergreen Income and Growth Fund Class A, the Wilshire 5000 Index, the Lipper Income Funds Average
(LIFA), and the Consumer Price Index (CPI).



Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Wilshire 5000 Index and the Lipper Income Funds Average are unmanaged market indexes and do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Income and Growth Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview

How did the Fund perform during the year?

In the fiscal year ended July 31, 1998, the Fund sustained its above-average dividend distributions. For Class Y shares, the oldest class, these dividends were $0.27 per share each quarter, providing a yield in the top quartile of the Lipper Income Funds category. The Class Y shares have been able to sustain at least this level of dividend for the past 13 years. Yet, the Class Y shares have had an average annual total return of 14.25% since inception of the Fund on August 31, 1978. During the 12-month period that ended on July 31, 1998, the Fund's Class Y shares had a return of 8.16%. Class A, B and C shares had total returns of 7.93%, 7.13% and 7.13% respectively, unadjusted for applicable sales charges. During the same period the average return on the Lipper Income Funds category was 8.37% and the Wilshire 5000 Index had a return of 17.05%.


                                   Portfolio
                                Characteristics
                                ---------------
                         (as of 7/31/98 unless noted)

Total Net Assets                                                    $950,653,827
 ................................................................................
Number of Holdings                                                           150
 ................................................................................
P/E Ratio*                                                                 18.8x
 ................................................................................
Beta*                                                                       0.87
 ................................................................................
*as of 6/30/98



How would you describe the long-term strategy of the Fund?

The Fund is designed to be an income-producing alternative to bond investing while providing growth for greater protection against inflation. The investment strategy uses high yield undervalued convertible bonds, convertible preferred stocks, and common stocks to enhance both the Fund's income and defensive quality while aiming for significant capital appreciation.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(as a percentage of net assets)

[PIE CHART APPEARS HERE]       Common Stock -- 65.7%
                               Convertible Preferred Stock -- 30.1%
                               Convertible Debentures -- 3.3%
                               Cash/Cash Equivalents -- 0.9%


What were some of the major contributors to performance?

The Fund's performance was helped by investments in companies in a number of different industries, including: healthcare, banks and thrifts, telecommunications, and consumer-related stocks.

Within the general health group, a leading performer was Bristol-Myers Squibb Co., which has produced a steady flow of new products that helped propel the company stock to a 44.7% return during the year. Another leading performer in the health group was ADAC Laboratories. This company has introduced an important imaging device that helps determine the spread of cancer. With strong revenue growth, this company's stock had a return of 39.8% during the fiscal year. A third health-related company that was a significant performer was Shared Medical Systems Corp., which provides computerization services that help hospitals and other health providers increase their operating efficiency. The stock in this company was up 41.4% during the fiscal year.

One of the principal investment themes at Evergreen is to invest in companies that we believe are temporarily

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Income and Growth Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


out of favor in the stock market, but have attractive underlying value. We call this the "value timing" strategy. A good example of this strategy in action was the Fund's investment in American Home Products, a major pharmaceutical company. The Fund purchased the stock on September 18, 1997, after the company's stock price had suffered a steep decline in the face of the controversy over the effects of the weight-control drug Fen-Phen. Our analysis indicated that the market had over-reacted to the potential liability and that the company's stock price was significantly undervalued. The stock produced a return of 46.4% for the Fund from the investment to the end of the fiscal year.

Consolidation has helped the investments in the bank and thrift industries, despite a slowdown in merger announcements by smaller banking institutions during the second half of the fiscal year as attention turned to merger announcements of very large banks. Among the investments that generated large returns for the Fund were several banks and thrifts that were acquired by larger banks. They included Firstbank of Illinois Co., which produced a return of 365% since the initial investment in March, 1991; Hudson Chartered Bancorp Inc., produced a 367% return since the Fund's investment in December, 1992; and Eagle Financial Corp., which produced a 280% return since the investment in November, 1992.

Among banks that have not been taken over, the best performers were M&T Bank Corp. (formerly First Empire) of Buffalo, New York, which rose 59.3% during the year, and First American Corp. of Tenn., which took over another Fund holding; Deposit Guaranty Corp. The investment in First American returned 67.3% during the year.

                                    Top 10
                                Equity Holdings
                                ---------------
                        (as a percentage of net assets)
                        -------------------------------

Telecom Corp. New Zealand Ltd.                                              4.1%
 ................................................................................
AirTouch Communications, Inc., 6.00%, Conv. Pfd.                            3.6%
 ................................................................................
Qualcomm Financial Trust I, 5.75%, Conv. Pfd.                               3.3%
 ...............................................................................
Marketspan Corp.                                                            3.0%
 ................................................................................
Wendy's Financing I, 5.00%, TECONS                                          2.8%
 ................................................................................
Houston Industries, Inc., 7.00%, ACES                                       2.8%
 ................................................................................
Armstrong World Industries, Inc.                                            2.1%
 ................................................................................
Meditrust Co. REIT                                                          2.0%
 ................................................................................
Bankers Trust Corp.                                                         2.0%
 ................................................................................
Peoples Energy Corp.                                                        1.9%
 ................................................................................


Telecommunications-related investments helped the Fund significantly. In fact, the leading contributor to performance during the fiscal year was Frontier Corp., which was up 67.3%. This company, the former Rochester Telephone Company, has expanded its long distance footprint through a savvy investment in the Quest Communications network, a nationwide state of the art fiber optic network which provides integrated voice, data and video communications.
Frontier is also a potential acquisition candidate. Another telecommunications investment that helped the Fund's performance was the Air Touch Communications Convertible Preferred shares which were up 52% in the year. This company provides telecommunications services around the world. Worldcom, Inc. which has announced its intention to buy MCI, also provided a return of 54.8% for the Fund during the year as investors began to understand the potential for global growth in the telecommunications industry. These three telecommunications companies have potential to make inroads in telecom markets less encumbered by regulation such as that which impacts the Regional Bell Operating Companies.

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Income and Growth Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


Consumer-related stocks were a fourth group that helped performance. One of the leading contributors was La-Z-Boy Chair Co., which had a 51.5% return since the Fund's investment on August 4, 1997.

The primary weak areas were in the investments in foreign stocks, energy stocks and real estate investment trusts (REITs). Foreign investments, particularly Australian investments, suffered in sympathy with the economic crisis in Asia. During the year, we significantly reduced the foreign weighting in the Fund to decrease the vulnerability to problems in Asia.

Energy-related stocks were hurt by the mild winter reducing the need for heat and the worldwide slump in oil prices, while real estate stocks in general lagged the overall market.


                               Top 5 Industries
                               ----------------
                        (as a percentage of net assets)
                        -------------------------------

Banks                                                                      16.1%
 ...............................................................................
Utilities - Electric                                                        9.2%
 ................................................................................
Real Estate                                                                 7.4%
 ................................................................................
Telecommunication Services & Equipment                                      7.4%
 ................................................................................
Utilities - Gas                                                             7.1%
 ................................................................................


What Is your Outlook?

We expect the U.S. economy to grow with inflation remaining low. The equity market should be positive, particularly with the continued flow of funds into stocks and the persistence of merger-and-acquisition activity. We do have concerns, however, about the slowdown in Asia and the effect it is having on manufacturing employment in the United States. Because of this, we believe the market may experience continued volatility, which should produce opportunities for our value timing strategy. During the past year, the performance of the major market indices has been helped chiefly by a very narrow base of stocks of a relatively few large companies. We believe this has left very attractive investment opportunities in the securities of other companies. We believe our research discipline should enable us to identify opportunities to buy high-quality issues with attractive yield at attractive valuations. This positive outlook, combined with the possibility of further gains from merger-and-acquisition activity, gives us confidence for improving performance during the coming year.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Small Cap Equity Income Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of July 31, 1998


We continued to manage the Fund with a consistent emphasis on undervalued income securities of small companies.



                                   Portfolio
                                  Management
--------------------------------------------------------------------------------

                 [PICTURE OF NOLA MADDOX FALCONE APPEARS HERE]

                           Nola Maddox Falcone, CFA
                             Tenure:  October 1993


--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE1
--------------------------------------------------------------------------------

                           [STYLE BOX APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 6/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1998 Morningstar, Inc.



--------------------------------------------------------------------------------
                           Performance and Returns*
--------------------------------------------------------------------------------
                                      CLASS A    CLASS B    CLASS C    CLASS Y
Inception Date                        1/3/95     1/3/95     1/24/95    10/1/93
 ................................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge               (1.66%)    (2.51%)      1.49%       n/a
 ................................................................................
1 year w/o sales charge                 3.24%      2.49%       2.49%      3.57%
 ................................................................................
3 years                                17.70%     18.03%      18.67%     19.99%
 ...............................................................................
Since Inception                        19.30%     19.51%      20.01%     15.62%
 ................................................................................
Maximum Sales Charge                    4.75%      5.00%       1.00%       n/a
                                    Front End     CDSC       CDSC
 ................................................................................
12-month income dividends
per share                            $  0.28    $  0.19    $   0.19   $   0.33
 ................................................................................
12-month capital gain
distributions per share              $  0.19    $  0.19    $   0.19   $   0.19
 ................................................................................

*    Adjusted for maximum applicable sales charge


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


 Date       Class A      Russell 2000      Wilshire Small Cap Value       CPI

1/3/95        9,525         10,000                   10,000              10,000
Jul-95       10,984         12,100                   11,736              10,187
Jul-96       12,750         12,936                   12,957              10,485
Jul-97       18,214         17,256                   18,016              10,721
Jul-98       18,804         19,777                   18,965              10,902



Comparison of change in value of a $10,000 investment in Evergreen Small Cap Equity Income Fund Class A, the Russell 2000 Index, Wilshire Small Cap Value Index, and the Consumer Price Index (CPI).




Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Russell 2000 Index and the Wilshire Small Cap Value Index are unmanaged market indexes and do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Small Cap Equity Income Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


How did the Fund perform?

During the past year, the Fund faced a difficult market climate not only for small cap stocks, but also for value-oriented stocks. This has been a market where large cap stocks with high price/earnings ratios excelled as small caps lagged and lost ground, especially in the latter part of the Fund's fiscal year. An Evergreen study of the performance of various sectors of the market during the first seven months of 1998 showed that large companies in the top 25% in terms of price/earnings ratio had a total return of almost 50%. During the same seven-month period, small cap companies in the lowest 25% in terms of price/earnings ratios had a return of (5%). Nevertheless, for the second consecutive year, the Fund was listed by Barron's, a leading financial magazine, among the top 100 Funds in the United States based on risk-adjusted performance for the preceding three years.

For the 12 months that ended on July 31, 1998, the Fund's Class Y shares had a total return of 3.57%. The Class A shares had a return of 3.24%, while Class B and C shares each had returns of 2.49%, beating the benchmark Russell 2000 Index, a commonly used barometer of the small company stock market, which had a return of 2.31%. These returns are unadjusted for applicable sales charges.
The Wilshire Small Cap Value Index had a total return of 5.27%. Since the Fund's inception on October 1, 1993, the Small Cap Equity Income Fund's Class Y shares have had a cumulative total return of 101.74%, compared to a 77.64% return of the Russell 2000 and an 82.72% return of the Wilshire Small Cap Value Index.


                                   Portfolio
                                Characteristics
                                ---------------
                         (as of 7/31/98 unless noted)
                         ----------------------------

Total Net Assets                                                    $307,086,083
 ................................................................................
Number of Holdings                                                           150
 ................................................................................
P/E Ratio*                                                                 15.1x
 ................................................................................
Beta*                                                                       0.54
 ...............................................................................
*as of 6/30/98


What strategies did you emphasize during the year?

We continued to manage the Fund with a consistent emphasis on undervalued income securities of small companies. We believe over the long run, this will give the Fund the opportunity to generate strong performance with more price protection in periods of volatility than the typical small company stock fund.

We sought out securities of small companies with market capitalizations of less than $1 billion that had one or more of the following characteristics:

  . Low cash-flow multiples or attractive prices relative to the cash flow they are able to generate, with an operating catalyst to propel earnings growth.

  .  Hidden assets that management intends to deploy to achieve growth.

  . Stock prices that are temporarily depressed because of some event in the market and that have the opportunity to recover based upon our analysis of future cash flows. These are candidates for Evergreen's "value timing" strategy which seeks out temporarily out-of-favor stocks.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Small Cap Equity Income Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview



  . Restructuring enterprises which are re-allocating capital resources to improve profitability.

  . Potential merger-and-acquisition candidates that can take advantage of consolidation trends in their industries or the general economy.

The Fund invests exclusively in securities that offer yield. In industries such as technology where stocks traditionally have not paid dividends, we have looked for opportunities among convertible securities as a way to invest in growth with yield. We also have found that investments in convertible preferred stock and convertible debentures also offer more price protection and lower volatility than investments in the underlying stock.


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(as a percentage of net assets)


[PIE CHART APPEARS HERE]        Common Stock -- 69.3%
                                Convertible Preferred Stock -- 12.0%
                                Convertible Debentures -- 13.8%
                                Cash/Cash Equivalents -- 4.9%



                                    Top 10
                                Equity Holdings
                                ---------------
                        (as a percentage of net assets)
                        -------------------------------

Curtiss Wright Corp.                                                        3.0%
 ...............................................................................
Boston Acoustics, Inc.                                                      2.9%
 ................................................................................
Matthews International Corp. Cl. A                                          2.7%
 ................................................................................
CPI Corp.                                                                   2.5%
 ................................................................................
Owens & Minor Trust I, 5.375%, TECONS                                       2.2%
 ................................................................................
Hardinge Brothers, Inc.                                                     2.1%
 ................................................................................
Lodgian Capital Trust I, 7.00%, CRESTS                                      1.8%
 ................................................................................
York Group, Inc.                                                            1.8%
 ................................................................................
Hvide Capital Trust, 6.50%, Conv. Pfd.                                      1.8%
 ................................................................................
Knape & Vogt Manufacturing Co.                                              1.6%
 ...............................................................................


What are some examples of the implementation of each of these strategies?

Let's look first at companies with low cash-flow multiples and catalysts for earnings growth. A clear example is Knape & Vogt Manufacturing, which has made drawer-operating systems for wood office furniture. This company, whose stock is attractively priced and yet offers a 3 1/2% yield, is entering the metal desk slide market, with a potential increase in sales of $30 million, or 17%. The company can enter this market without any additional capital investments, which means its return on capital has the potential to increase substantially. The company also has shown an ability to operate more efficiently and reduce inventories, using the proceeds from cost-savings to reduce debt.

An example of a company with a hidden asset is Curtiss-Wright Corp., which manufactures components such as landing gear transmissions and flaps for Boeing 737's. This company had cash reserves equal to $7 per share of its stock, with another $12 per share in over-funded pension contributions. Earlier this year, it started using its cash reserves to make acquisitions that allowed it to increase sales by 30%. Over the year, this company's stock has had a return of 43.5%.

The York Group, Inc., is an excellent example of how Evergreen's "value timing" strategy can find attractive opportunities. The stock price of this casket manufacturer fell from $23 to $16 on news that it had lost a major contract with a customer that had been responsible for 20% of sales. Our analysis of the company's remaining business, however, indicated that it was worth substantially more than the current stock price. This company remains profitable, with a high return on capital and an extremely strong position selling to independent funeral home operators.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Small Cap Equity Income Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


CPI Corp. illustrates the Fund's investment theme of investing in companies that are re-structuring, or changing their capital allocation. This company sold its underperforming photo finishing business to Kodak, and used the proceeds to buy back one-third of the outstanding stock. Its principal remaining business is operating portrait studios in Sears stores. This is a profitable, improving business that generates strong cash flow.


How has the mergers-and-acquisition trend affected the Fund during the year?

Industry consolidation has had a huge impact on the Fund. During the year, 18 companies in the portfolio have either merged or been acquired or had announcements of pending mergers. We have had 13 completed for an average gain to the Fund of 89.6%.

Among acquisitions that have been completed, we have gains of: 352% in Kinetic Concepts, Inc., purchased in July 1994; 257.8% from Hudson Chartered Bancorp, Inc., purchased in January 1996; 117.7% from Computer Language Research purchased in October 1993; 91.3% from California State Bank purchased in August 1997; 69.9% from People's Savings Financial Corp., purchased in December 1993; and 55.7% from BGS Systems, Inc., purchased in July 1996. Currently, we have five pending mergers or takeovers, the most recent of which is First Palm Beach.


                               Top 5 Industries
                               ----------------
                        (as a percentage of net assets)
                        -------------------------------

Consumer Products & Services                                               10.5%
 ................................................................................
Banks                                                                       7.0%
 ................................................................................
Oil Field Services                                                          6.0%
 ................................................................................
Utilities -- Gas                                                            5.9%
 ...............................................................................
Electrical Equipment & Services                                             5.8%
 ................................................................................


What industry sectors have helped the Fund's performance during the year?


Two areas stand out: banks and consumer products and services. Banks were the best performing sector, despite a period in which the market's attention was captured by news of mergers among very large financial companies. We believe, however, that the consolidation trend will resume among the smaller companies, to the benefit of the fund.


What sectors have not helped the Fund's performance?

Performance was not helped by the real estate investment trusts, or REITs, which slumped during the year, or by investments in energy companies, which were hurt by a mild winter and the effects of slumping oil prices. While energy-related stocks were, in general, relatively poor performers during the period, the Fund attempted to take advantage of temporary weakness in the energy sector to build up its position. We believe that the price of oil ultimately should stabilize and that values can be found among companies whose stocks had suffered unfairly in the general industry slump.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Small Cap Equity Income Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


What is your outlook?

We have a positive outlook for the Evergreen Small Cap Equity Income Fund because of several trends we see, including:

  .  A continuation of the general consolidation trend in American industry;

  . Signs of a growing recognition of the attractive values to be found among small company stocks;

  .  Positive earnings reports from many small companies.

The general merger-and-acquisition trend is not losing steam. Deals totaling $900 billion were announced during the first half of the year, and the U.S. Department of Justice's Anti-Trust Division has estimated the total should reach $1.75 trillion by the end of the year. The strong stock market that has been favoring large company stocks has given the big companies high stock valuations they can use as currency to buy smaller companies that have been reporting stronger growth. Often, larger companies can buy fast-growing small companies at prices that result in improved earnings-per-share performance for the larger companies.

Moreover, investment and pension fund consulting companies increasingly are recommending that their clients enlarge small company stock allocations in their overall portfolios because of the attractive valuations. Any growth in institutional investors' purchases of small company stocks should have a significant effect on cash flow, and therefore stock prices, in the small stock sector.

Finally, a large portion of the Fund's holdings have issued positive earnings reports through the fiscal period, validating the value of the independent research by the Evergreen investment team and supporting our view that small company value investments that also offer yield have strong potential for the remainder of 1998.







Funds that invest in stocks of small companies, also called small-cap stocks, involve certain risks and, therefore, may not be appropriate for all investors. Although they may offer the potential for greater long-term returns, they also may experience greater price volatility due to their limited focus on a particular industry, market, product, or service, or because they invest in smaller, less established companies.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                 Utility Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of July 31, 1998


We remain committed to our long-term strategy of pursuing quality utility companies with strong industry positioning that offer investors a high income, defensively oriented investment option.


                                   Portfolio
                                  Management
--------------------------------------------------------------------------------

                    [PICTURE OF PAUL DILELLA  APPEARS HERE]

                                 Paul DiLella
                               Tenure: May 1996


                [PICTURE OF DORIS KELLEY-WATKINS APPEARS HERE]

                             Doris Kelley-Watkins
                             Tenure: February 1997


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                           [STYLE BOX APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 6/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1998 Morningstar, Inc.


--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------
                                        CLASS A   CLASS B   CLASS C    CLASS Y
Inception Date                           1/4/94    1/4/94    9/2/94    2/28/94
 ................................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge                  11.73%    11.31%    15.31%       n/a
 ................................................................................
1 year w/o sales charge                   17.30%    16.31%    16.31%     17.60%
 ................................................................................
3 years                                   14.25%    14.44%    15.16%     16.34%
 ................................................................................
Since Inception                           10.72%    10.79%    14.25%     13.70%
 ................................................................................
Maximum Sales Charge                       4.75%     5.00%     1.00%       n/a
                                       Front End    CDSC      CDSC
 ................................................................................
12-month income dividends
per share                               $  0.44   $  0.36   $  0.36   $   0.48
 ................................................................................
12-month capital gain
distributions per share                 $  1.12   $  1.12   $  1.12   $   1.12
 ................................................................................

*    Adjusted for maximum applicable sales charge


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


 Date      Class A     S & P Utilities Index     S & P 500 Index      CPI

1/4/94       9,525             10,000                 10,000         10,000
Jul-94       9,154              9,181                  9,979         10,178
Jul-95      10,179              9,946                 12,584         10,460
Jul-96      11,197             10,724                 14,669         10,765
Jul-97      13,586             17,509                 22,317         11,008
Jul-98      15,936             20,251                 26,621         11,193


Comparison of change in value of a $10,000 investment in Evergreen Utility Fund Class A, the Standard and Poor's Utility Index (S&P Utilities), the Standard and Poor's 500 Index (S&P 500), and the Consumer Price Index (CPI).






Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S&P Utility Index and the S&P 500 Index are unmanaged market indices and do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                 Utility Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


How did the Fund perform over the past twelve months?

The Fund's Class A, B, C, and Y shares had a total return of 17.30%, 16.31%, 16.31% and 17.60%, respectively, for the year ended July 31, 1998. These returns are unadjusted for applicable sales charges. The Fund's returns trailed the 20.99% return of its benchmark, the S&P Utilities Index.


                                  Portfolio
                                Characteristics
                                ---------------
                         (as of 7/31/98 unless noted)


Total Net Assets                                                 $141,256,313
 ................................................................................
Number of Holdings                                                         38
 ................................................................................
P/E Ratio*                                                              18.6x
 ................................................................................
Beta*                                                                    0.73
 ................................................................................
*as of 6/30/98


How did the market environment impact performance during the fiscal year?

Over the past 12 months, we experienced an exceptionally narrow market advance in which a select handful of the largest stocks surged while the majority of companies lagged. For example, during the first six months of 1998 the ten largest stocks in the S&P 500 rose 31.7%, while the equally weighted average of all 500 stocks rose just 8.6%; amazingly, nearly a third actually declined.

In addition, investors have flocked to stocks which they perceive to have higher prospects for growth, such as technology, while shunning higher dividend paying companies such as utilities. Undoubtedly, the narrow market advance combined with this rotation towards growth-oriented stocks had an adverse impact on the Fund's performance. The simple fact that roughly 75% of the portfolio is invested in utility stocks -- an income-oriented sector which lagged the broad market substantially -- accounts for the Fund's rather dramatic underperformance versus the S&P 500 Index.


                               Top 5 Industries
                               ----------------
                        (as a percentage of net assets)
                        -------------------------------

Utilities -- Electric                                                   56.7%
 ................................................................................
Utilities -- Telephone                                                  14.4%
 ................................................................................
Utilities -- Gas                                                         5.1%
 ................................................................................
Information Services & Technology                                        4.0%
 ................................................................................
Communication Systems & Services                                         3.3%
 ................................................................................


What adjustments did you make to the portfolio?

It has been extremely frustrating to watch the market climb higher while utility stocks -- and utility funds -- continue to struggle. Despite any short-term volatility, however, we remain committed to our long-term strategy of pursuing quality utility companies with strong industry positioning that offer investors a high income, defensively oriented investment option.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                 Utility Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


During the final months of the fiscal period, we made some adjustments regarding individual securities which we feel will benefit performance going forward. We sold EVI Inc., a manufacturer of oilfield tools and equipment, due to a deterioration in their earnings prospects, but not before capturing a solid gain. With the proceeds from this sale, we purchased R&B Falcon Corp., a worldwide provider of contract drilling services. We feel R&B Falcon represents an attractively valued opportunity and was added following a substantial decline in its share price as a result of plunging oil prices.


                                    Top 10
                               Equity Holdings
                               ---------------
                       (as a percentage of net assets)


Houston Industries, Inc.                                                6.1%
 ................................................................................
Sprint Corp.                                                            6.0%
 ................................................................................
Companhia Paranaense de
  Energia-Copel, Plc, ADR, Conv. Pfd.                                   3.8%
 ................................................................................
Marketspan Corp.                                                        3.5%
 ................................................................................
AirTouch Communications, Inc., 6.00%, Conv. Pfd.                        3.3%
 ................................................................................
BNDES Participacoes S.A., Conv. Pfd.                                    3.1%
 ...............................................................................
Central Hudson Gas & Electric Corp.                                     3.1%
 ................................................................................
Pinnacle West Capital Corp.                                             3.0%
 ................................................................................
U.S. West, Inc.                                                         3.0%
 ...............................................................................
Felcor Lodging Trust, Inc. REIT                                         2.8%
 ................................................................................


What areas positively impacted performance?

The Fund's 14% position in Utilities -- Telephone, as of July 31, 1998, enjoyed a relatively strong fiscal year despite a difficult period for the utility sector in general. For example, three of the portfolio's holdings -- Ameritech, U.S. West and Bellsouth -- posted total returns of 52%, 52% and 49%, respectively. Other noteworthy non-telephone companies include Enron, up 43%, and Houston Industries (exchangeable for Time Warner common stock), up 48%.


What is your outlook for the utility industry?

The utility industry has experienced some volatility over the past couple of years as the effects of deregulation have intensified competition and changed the operating environment within the utility sector. Subsequently, utility companies are increasingly embracing mergers as an effective vehicle to gain market share and diversify their source of earnings growth. We anticipate consolidation among utility companies to continue going forward and are actively searching for companies that will benefit from this trend.

We are also confident that as the market rotation toward growth-oriented issues reverses itself, income-oriented stocks -- and the utility sector in particular -- will enjoy improved performance. We feel the Evergreen Utility Fund offers investors an attractive investment option, especially considering the stock market's current valuation. We continue to adhere to our long-term strategy of providing shareholders a diversified, high income portfolio with defensive characteristics.

--------------------------------------------------------------------------------
                                  EVERGREEN
                                  Value Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of July 31, 1998


We try to identify good companies with attractive stock prices where we can find improvements in operating performance.


                                   Portfolio
                                  Management
--------------------------------------------------------------------------------

                   [PICTURE OF MATTHEW D. FINN APPEARS HERE]


                             Matthew D. Finn, CFA
                              Tenure:  March 1998


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                           [STYLE BOX APPEARS HERE]


Morningstar's Style Box is based on a portfolio date as of 6/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1998 Morningstar, Inc.


--------------------------------------------------------------------------------
                           Performance and Returns*
--------------------------------------------------------------------------------

                                 CLASS A   CLASS B   CLASS C    CLASS Y
Inception Date                   4/12/85    2/2/93    9/2/94    1/31/91
 ...............................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge            4.35%     4.18%     7.83%      n/a
 ................................................................................
1 year w/o sales charge             9.55%     8.69%     8.74%      9.79%
 ................................................................................
3 years                            17.89%    18.21%    18.95%     20.08%
 ................................................................................
5 years                            16.19%    16.30%       --      17.62%
 ................................................................................
10 years                           14.71%       --        --         --
 ................................................................................
Since Inception                    14.05%    15.41%    18.64%     16.85%
 ................................................................................
Maximum Sales Charge                4.75%     5.00%     1.00%      n/a
                                Front End     CDSC      CDSC
 ................................................................................
12-month income dividends
per share                          $0.29     $0.12     $0.12      $0.35
 ...............................................................................
12-month capital gain
distributions per share            $4.38     $4.38     $4.38      $4.38
 ................................................................................

* Adjusted for maximum applicable sales charge


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------
                           [LINE GRAPH APPEARS HERE]

 Date             Class A            S & P 500 Index            CPI

Jul-88             9,525                 10,000                10,000
Jul-89            12,580                 13,193                10,498
Jul-90            13,322                 14,051                11,004
Jul-91            14,841                 15,844                11,494
Jul-92            16,426                 17,870                11,857
Jul-93            17,741                 19,430                12,186
Jul-94            19,070                 20,433                12,523
Jul-95            22,926                 25,768                12,869
Jul-96            25,310                 30,037                13,245
Jul-97            35,996                 45,698                13,544
Jul-98            39,434                 54,510                13,772


Comparison of change in value of a $10,000 investment in Evergreen Value Fund Class A, the Standard and Poor's 500 Index (S&P 500), and the Consumer Price Index (CPI).


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S&P 500 Index is an unmanaged market index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                  Value Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


How did the Fund perform during the fiscal year?

The Fund performed positively during a period in which the stock market did not favor the value style of investing. For the 12 months ended July 31, 1998, the Evergreen Value Fund's Class A shares had a total return of 9.55%, while the Class B shares had a total return of 8.69% and the Class C shares had a return of 8.74%. These returns are unadjusted for applicable sales charges. The Class Y shares had a return of 9.79% for the fiscal year. During the same 12-month period, the S&P 500 Index had a return of 19.29% and the S&P's Barra Value Index had a return of 13.33%.


                                   Portfolio
                                Characteristics
                                ---------------
                         (as of 7/31/98 unless noted)


Total Net Assets                                                   $990,822,366
 ................................................................................
Number of Holdings                                                           93
 ................................................................................
P/E Ratio*                                                                23.8x
 ................................................................................
Beta*                                                                      0.97
 ................................................................................
*as of 6/30/98


How would you describe the investment environment during the 12 months?

The environment has been dominated by concerns about economic activity in Asia and the impact it will have on Asia's trading partners. Investors have been taking the Asian crisis into consideration since the third and fourth quarters of 1997, although we did have a great move in the U.S. stock market early in 1998. Two types of companies dominated the rally in the U.S. The first were larger capitalization, stable growth companies which are less susceptible to a fall-off in economic activity. The second were domestically oriented companies, such as retailers. This rally appears to have peaked in July, before a correction set in. Again, investors were concerned about the pace of economic activity associated with the effects of Asia.

Worldwide, the impact of Asia also has been felt in emerging markets, including Latin America and Russia. The U.S. consumer and the European industrial sectors have been the most influential sources of the earnings of multi-national corporations during the past year.


You became portfolio manager of the Fund, effective on March 16, 1998. How would you describe your investment style?

The objective and the investment style of the Fund have not changed. We try to identify good companies with attractive stock prices where we can find improvements in operating performance. This is very consistent with the manner in which previous managers have operated. We look for growth of capital first, with income as a secondary objective.

The Fund invests primarily in value-oriented, large capitalization companies with improving fundamentals. It is a value strategy that emphasizes quality companies.


                               Top 5 Industries
                               ----------------
                        (as a percentage of net assets)
                        -------------------------------

Banks                                                                      19.3%
 ................................................................................
Healthcare Products & Services                                             13.0%
 ................................................................................
Finance & Insurance                                                        10.3%
 ................................................................................
Oil / Energy                                                                8.6%
 ................................................................................
Information Services & Technology                                           7.1%
 ...............................................................................

--------------------------------------------------------------------------------
                                   EVERGREEN
                                  Value Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview



Within this context, what areas have you emphasized in managing the Fund?

The largest areas of emphasis have been in healthcare, financial services and some technology. In terms of relative weightings versus the large-capitalization, value indexes, the heaviest overweighting has been in healthcare, predominately pharmaceutical companies. We have found in this industry the best combination of revenue growth, reasonable valuations and stability of earnings. In addition to increasing our overall weighting, we have added new positions in companies such as Merck and Pharmacia & Upjohn. We also sold the stocks of several companies when we became uncomfortable with their valuation levels, including Tenet Healthcare Corp. and HEALTHSOUTH Corp.

Financial services companies accounted for nearly 30% of net assets at the end of the period. This has been a significant area of emphasis, even though we are somewhat underweighted versus the value indexes. We have found valuations that are still relatively attractive and we have been able to invest in companies that we believe can achieve their earnings estimates. In addition, we don't think any downturn will be large enough to affect overall credit quality. Moreover, we believe the Federal Reserve Board's disposition will be to lower short-term rates, which should benefit financial services companies. Beyond increasing the emphasis on the financial services industry overall, we have added a number of specific companies to the portfolio, including Federal National Mortgage Association and ReliaStar Financial, an insurance company.

We have emphasized technology because we have found attractive stock valuations and we believe the long-term outlook for this industry remains favorable, despite current concerns about economic activity. In technology, we have added American Power Conversion and Gateway, while selling the Fund's holdings in 3Com Corp., a networking company.


                                    Top 10
                                Equity Holdings
                                ---------------
                        (as a percentage of net assets)
                        -------------------------------

General Electric Co.                                                        3.5%
 ................................................................................
Fleet Financial Group, Inc.                                                 2.9%
 ................................................................................
Bristol-Myers Squibb Co.                                                    2.4%
 ................................................................................
Wachovia Corp.                                                              2.3%
 ................................................................................
BankBoston Corp.                                                            2.1%
 ................................................................................
First Chicago NBD Corp.                                                     2.1%
 ................................................................................
NationsBank Corp.                                                           2.0%
 ...............................................................................
Cisco Systems, Inc.                                                         1.9%
 ................................................................................
Equity Residential Properties Trust REIT                                    1.9%
 ................................................................................
International Business Machines Corp.                                       1.9%
 ................................................................................


What areas have you de-emphasized?

We have reduced the emphasis on stocks of companies in economically sensitive industries, which tend to be hurt in any economic slowdown. These include companies in the chemicals, building materials, railroad, energy and metal products and services. Among the stocks that we sold entirely were those of Alcoa and Alumax in metal products and services; and Ashland, Tosco and Ultramar Diamond Shamrock Corp., in energy. We don't expect that we will be emphasizing the general area of basic materials until supply and demand again are in balance.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                  Value Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


What is your outlook?

In our view, the equity market is well on its way to discounting or taking into consideration in its valuations of stocks, the effects of a slowdown in world economic activity. This is not to say there may not be more bad news, perhaps related to a possible slowdown in consumer demand in the United States or in industrial expansion in Europe. Ultimately, however, we believe we will see an easing of monetary policy in the major markets, such as the United States and the United Kingdom. We also believe Japan's government will act to stimulate the economy. At some point, investors will look beyond temporary dips in earnings and the equity markets will rally.

With this outlook, we will continue to try to find good quality companies whose stock prices may have been unduly penalized by short-term events. This should give us some great opportunities to buy. We don't expect a deep slump. And even in a slump, we believe we may be able to find companies that can prosper despite being in out-of-favor industries, such as specialty chemicals.

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Fund to Total Return
--------------------------------------------------------------------------------
                     Fund at a Glance as of July 31, 1998


We rely on fundamental analysis to determine a company's potential to grow earnings and the risk to the stock if it fails to meet our targets.



                                   Portfolio
                                  Management
--------------------------------------------------------------------------------

                [PICTURE OF HARLAN R. SONDERLING APPEARS HERE]

                        Harlan R. Sonderling, CPA, CFA
                              Tenure:  June 1998


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                            [STYP BOX APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 6/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1998 Morningstar, Inc.


--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*
 -------------------------------------------------------------------------------

                                        CLASS A   CLASS B   CLASS C    CLASS Y
Inception Date                          4/14/87    2/1/93    2/1/93    1/31/97
 ................................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge                   8.44%     8.01%    11.99%       n/a
 ................................................................................
1 year w/o sales charge                   13.85%    13.01%    12.99%     14.29%
 ................................................................................
3 years                                   22.14%    22.46%    23.13%        --
 ................................................................................
5 years                                   16.45%    16.45%    16.65%        --
 ................................................................................
10 years                                  14.65%       --        --         --
 ...............................................................................
Since Inception                           12.81%    15.84%    15.95%     20.80%
 ................................................................................
Maximum Sales Charge                       4.75%     5.00%     1.00%       n/a
                                       Front End    CDSC      CDSC
 ................................................................................
12-month income dividends
per share                              $   0.19   $  0.06   $  0.06   $   0.24
 ................................................................................
12-month capital gain
distributions per share                $   1.52   $  1.52   $  1.52   $   1.52
 ................................................................................
*    Adjusted for maximum applicable sales charge


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


 Date                  Class A            S & P 500 Index               CPI

Jul-88                  9,525                 10,000                  10,000
Jul-89                 11,966                 13,193                  10,498
Jul-90                 12,744                 14,051                  11,004
Jul-91                 14,484                 15,844                  11,494
Jul-92                 15,413                 17,870                  11,857
Jul-93                 17,448                 19,430                  12,186
Jul-94                 18,005                 20,433                  12,523
Jul-95                 20,507                 25,768                  12,869
Jul-96                 23,983                 30,037                  13,245
Jul-97                 34,454                 45,698                  13,544
Jul-98                 39,228                 54,510                  13,772



Comparison of change in value of a $10,000 investment in Evergreen Fund for Total Return Class A, the Standard and Poor's 500 Index (S&P 500), and the Consumer Price Index (CPI).




Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S&P 500 Index is an unmanaged market index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Fund for Total Return
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


How did the Fund perform?

The Evergreen Fund for Total Return performed well relative to its peer group of value-oriented, conservative equity mutual funds. For the 12 months ended
July 31, 1998, the Fund's Class A Shares had a total return of 13.85%, while the Class B Shares had a return of 13.01%, and the Class C Shares had a return of 12.99%. These returns are unadjusted for applicable sales charges. The Class Y Shares had a return of 14.29% during the period. For the same 12-month period, the Standard & Poor's 500 Index had a return of 19.29%.


                                   Portfolio
                                Characteristics
                                ---------------
                         (as of 7/31/98 unless noted)

Total Net Assets                                                 $179,377,032
 ................................................................................
Number of Holdings                                                         67
 ...............................................................................
P/E Ratio*                                                              20.7x
 ................................................................................
Beta*                                                                    0.98
 ................................................................................
*as of 6/30/98


How would you describe the investment environment during the 12-month period?

It was very favorable for stocks in general, although the market tended to reward investments in larger capitalization, high growth companies, with high price/earnings ratios, over more value- and yield-oriented styles, such as that
emphasized by the Fund.   The 12-month period was marked by declining interest
rates, robust economic growth, strong employment, and low and diminishing inflation. The Asian economic crisis started during the latter part of 1997, and its effects on the U.S. economy and with the U.S. stock market were only beginning to be felt in July of 1998.


What investment strategies were employed during the year, and have there been any changes since you took over as portfolio manager on June 5, 1998?

The basic objective and strategies of the Fund remain the same. We seek total return from a combination of capital growth and income. The strategy, which has been in place since the Fund began 11 years ago, is to invest in U.S. stocks, foreign stocks, bonds and money market instruments with the goal of earning more consistent total returns, with less price fluctuation, than a portfolio of U.S. stocks or bonds alone. In investing in stocks, the Fund emphasizes established companies, principally larger capitalization stocks, with some mid-cap holdings. We rely on fundamental analysis to determine a company's potential to grow earnings and the risk to the stock if it fails to meet our targets.

Since taking over as portfolio manager, I have slightly increased the cash level in the portfolio. When I became portfolio manager in June, about 6% of net assets were invested in cash and cash-equivalent securities. At the close of the fiscal year on July 31, 11.4% of net assets were in cash and cash-equivalents, with about 82% in common stocks of U.S. corporations. I did this mainly because of concerns about the high valuation levels of many stocks. We sold fully valued stock holdings, but were unwilling to re-invest all the proceeds at the high current prices of many stocks. We kept the proceeds in cash rather than in longer-maturity fixed income securities because cash-equivalent securities offered almost as much yield, but with much less price risk.

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Fund to Total Return
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


We also have increased the dividend yield of the portfolio.   We have done this
partly by investing in higher-yielding, relatively undervalued stocks. Over the long term, our goal is to have a portfolio with a current income, or dividend yield, that is 20-to-25% higher than that of the S&P 500. At the close of the fiscal year, the portfolio had a dividend yield 50% higher than that of the S&P.

In addition, we have added several convertible securities to the portfolio to add income without sacrificing growth opportunities. The Fund did not own any foreign securities at the close of the fiscal period. We did not believe valuations of either foreign stocks or currencies justified investment.


                               Top 5 Industries
                               ----------------
                        (as a percentage of net assets)
                        -------------------------------

Healthcare Products & Services                                             13.1%
 ................................................................................
Banks                                                                      12.0%
 ................................................................................
Finance & Insurance                                                         8.5%
 ................................................................................
Retailing & Wholesale                                                       6.0%
 ................................................................................
Real Estate                                                                 5.9%
 ...............................................................................


What sectors or industries have you emphasized?

The Fund's largest area of emphasis is banking and finance, at about 20% of net assets, compared with about 18% of the S&P 500. In general, financial stocks have been bolstered by industry consolidation, low interest rates and a strong economy. In addition, growing fee income has helped many companies. Our two largest financial holdings are Fleet Financial Group and BankBoston Corp., two Northeast-based companies with strong competitive positions.

While banking and finance stocks have been strong performers, we are watching them very carefully for signs of economic slowdown that could cause a deterioration of credit quality.

The second largest weighting is in healthcare, at about 13.1% of net assets, compared with about 11.9% in the S&P. We believe pharmaceuticals are among the most attractive consumer growth industries. These companies have high sales growth driven by the aging population and the interest of the managed care industry in emphasizing drug therapy in healthcare. Three of the Fund's top four holdings are in the pharmaceutical industry. The largest position is American Home Products Corp., which has especially attractive prospects as the result of its pending merger with Monsanto. The other two major holdings are Bristol-Myers Squibb and Merck & Co.

Another top sector is Real Estate including the Fund's investments in Real Estate Investment Trusts, or REITs, at about 6% of net assets. The past six months have been a difficult period for REITs because the market has favored large-capitalization, growth companies. We believe REITs remain attractive, however, because of their growing dividends and their defensive qualities in an economic slowdown.


                                    Top 10
                                Equity Holdings
                                ---------------
                        (as a percentage of net assets)
                        -------------------------------

American Home Products Corp.                                                3.4%
 ................................................................................
Bristol-Myers Squibb Co.                                                    3.2%
 ................................................................................
General Electric Co.                                                        3.0%
 ................................................................................
Merck & Co., Inc.                                                           2.7%
 ................................................................................
Fleet Financial Group, Inc.                                                 2.4%
 ................................................................................
International Business Machines Corp.                                       2.2%
 ................................................................................
BankBoston Corp.                                                            2.2%
 ................................................................................
Philip Morris Companies, Inc.                                               1.8%
 ................................................................................
TCF Financial Corp.                                                         1.8%
 ................................................................................
Wal-Mart Stores, Inc.                                                       1.8%
 ................................................................................

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Fund to Total Return
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


What areas have you de-emphasized?

The two most significant underweightings are in technology and consumer staples, such as food, personal care and beverage companies.

We have de-emphasized technology companies primarily because of concern that this industry may be particularly vulnerable to earnings disappointments in the months ahead. In addition, they tend not to pay high dividends. We do, however, maintain a core of high quality technology companies, led by the investment in IBM, at about 2.2% of net assets. We have underweighted consumer staples because we believe valuations are too high, especially when compared against pharmaceuticals.


What is your outlook?

Business activity appears to be slowing down, although recession is unlikely. Sales growth, for example, is at its lowest rate since 1993. The principal cause of the slowdown is the Asian crisis, which is likely to affect U.S. businesses by limiting their ability to raise prices and increase their profits. It is less likely to affect overall economic activity, but concerns will linger. Very low unemployment and the upward trend in wages also may lead to a squeeze in corporate profits, despite ongoing productivity enhancements and the efficiencies of mergers and acquisitions. Slowing earnings growth is a concern to us because of the high valuations of stocks.

Within this environment, the Fund's focus remains on the stocks of high-quality, income-producing domestic companies. We will seek to avoid investments in companies that could have disappointing earnings. As long as the returns of cash and cash-equivalents remain attractive, we will tend to emphasize cash rather than longer-maturity fixed income instruments.

We believe this conservative strategy has the potential to continue to deliver attractive returns, with less price risk than more aggressive investment strategies. We continue to see investment opportunities in a growing economy with moderate interest rates and low inflation.

                                   EVERGREEN
                                Blue Chip Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                                                 Period Ended
                                                                July 31, 1998*
 CLASS A SHARES
 NET ASSET VALUE BEGINNING OF PERIOD                               $  27.39
                                                                   --------
 ........................................................................
 INCOME FROM INVESTMENT OPERATIONS
 .........................................................................
 Net investment income                                                 0.08
 .........................................................................
 Net realized and unrealized gains or losses on securities and
  foreign currency related transactions                                3.01
                                                                   --------
 .........................................................................
 Total from investment operations                                      3.09
                                                                   --------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment income                                           (0.06)
 .........................................................................
 From net realized gain on securities and foreign currency
  related transactions                                                    0
                                                                   --------
 .........................................................................
 Total distributions                                                  (0.06)
                                                                   --------
 .........................................................................
 NET ASSET VALUE END OF PERIOD                                     $  30.42
                                                                   --------
 .........................................................................
 TOTAL RETURN+                                                        11.29%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF PERIOD (THOUSANDS)                              $284,735
 .........................................................................
 RATIOS TO AVERAGE NET ASSETS:
 Total expenses                                                        1.20%++
 .........................................................................
 Total expenses, excluding indirectly paid expenses                    1.20%++
 .........................................................................
 Net investment income                                                 0.49%++
 .........................................................................
 PORTFOLIO TURNOVER RATE                                                112%
 .........................................................................

                                                       Year Ended August 31,
                            Period Ended    -------------------------------------------------
                           July 31, 1998**    1997      1996      1995      1994       1993
 CLASS B SHARES
 NET ASSET VALUE
  BEGINNING OF PERIOD         $  29.79      $  25.05  $  22.98  $  23.21  $  25.42   $  23.17
                              --------      --------  --------  --------  --------   --------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income           (0.12)         0.15      0.12      0.25      0.16       0.11
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions            5.72          7.97      3.69      2.66     (0.35)      3.11
                              --------      --------  --------  --------  --------   --------
 Total from investment
  operations                      5.60          8.12      3.81      2.91     (0.19)      3.22
                              --------      --------  --------  --------  --------   --------
 ........................................................................
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions           (4.96)        (3.18)    (0.98)    (2.78)    (1.74)     (0.69)
                              --------      --------  --------  --------  --------   --------
 From net investment
  income                         (0.08)        (0.20)    (0.76)    (0.36)    (0.28)     (0.28)
 .........................................................................
 Total distributions             (5.04)        (3.38)    (1.74)    (3.14)    (2.02)     (0.97)
                              --------      --------  --------  --------  --------   --------
 NET ASSET VALUE END OF
  PERIOD                      $  30.35      $  29.79  $  25.05  $  22.98  $  23.21   $  25.42
                              --------      --------  --------  --------  --------   --------
 .........................................................................
 .........................................................................
 .........................................................................
 TOTAL RETURN+                   20.89%        34.76%    17.31%    13.87%    (0.72%)    14.31%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF PERIOD
  (THOUSANDS)                 $117,893      $312,935  $224,819  $199,456  $208,532   $234,688
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                   1.68%++       1.57%     1.85%     1.75%     2.07%      2.28%
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                   1.68%++       1.56%     1.84%      N/A       N/A        N/A
 .........................................................................
 Net investment income           (0.02%)++      0.55%     0.52%     1.09%     0.67%      0.47%
 .........................................................................
 PORTFOLIO TURNOVER RATE           112%          109%      139%      115%       73%        96%
 .........................................................................

+ Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
* For the period from January 20, 1998 (commencement of class operations) to July 31, 1998.
** For the eleven-month period ended July 31, 1998. The Fund changed its fiscal year end from August 31 to July 31, effective July 31, 1998.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                Blue Chip Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)

                                                                 Period Ended
                                                                July 31, 1998*
 CLASS C SHARES
 NET ASSET VALUE BEGINNING OF PERIOD                                $27.70
                                                                    ------
 .........................................................................
 INCOME FROM INVESTMENT OPERATIONS
 .........................................................................
 Net investment income                                                   0(a)
 .........................................................................
 Net realized and unrealized gains or losses on securities and
  foreign currency related transactions                               2.72
                                                                    ------
 .........................................................................
 Total from investment operations                                     2.72
                                                                    ------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment income                                          (0.02)
 .........................................................................
 From net realized gain on securities and foreign currency
  related transactions                                                   0
                                                                    ------
 .........................................................................
 Total distributions                                                 (0.02)
                                                                    ------
 .........................................................................
 NET ASSET VALUE END OF PERIOD                                      $30.40
                                                                    ------
 .........................................................................
 TOTAL RETURN+                                                        9.80%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF PERIOD (THOUSANDS)                               $  780
 ........................................................................
 RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                                      2.02%++
 .........................................................................
  Total expenses, excluding indirectly paid expenses                  2.02%++
 .........................................................................
  Net investment income                                              (0.27%)++
 .........................................................................
 PORTFOLIO TURNOVER RATE                                               112%
 .........................................................................

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 22, 1998 (commencement of class operations) to July 31, 1998.
(a) Less than one cent per share.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)
                  See Combined Notes to Financial Statements.

                                         Year Ended          Year Ended
                                          July 31,          December 31,
                                        ---------------     ---------------
                                         1998    1997**      1996    1995*
 CLASS A SHARES
 NET ASSET VALUE BEGINNING OF YEAR      $27.26   $22.53     $18.63   $14.48
                                        ------   ------     ------   ------
 .........................................................................
 INCOME FROM INVESTMENT OPERATIONS
 .........................................................................
 Net investment income                    0.16     0.08       0.12     0.13
 .........................................................................
 Net realized and unrealized gains or
  losses on securities and foreign
  currency related transactions           2.86     4.72       4.26     4.64
                                        ------   ------     ------   ------
 .........................................................................
 Total from investment operations         3.02     4.80       4.38     4.77
                                        ------   ------     ------   ------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment income              (0.13)   (0.07)     (0.13)   (0.14)
 .........................................................................
 From net realized gain on securities
  and foreign currency related
  transactions                           (1.01)       0      (0.35)   (0.48)
                                        ------   ------     ------   ------
 .........................................................................
 Total distributions                     (1.14)   (0.07)     (0.48)   (0.62)
                                        ------   ------     ------   ------
 .........................................................................
 NET ASSET VALUE END OF YEAR            $29.14   $27.26     $22.53   $18.63
                                        ------   ------     ------   ------
 .........................................................................
 TOTAL RETURN+                           11.26%   21.33%     23.50%   33.00%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR (MILLIONS)      $  296   $  166     $   85   $   19
 .........................................................................
 RATIOS TO AVERAGE NET ASSETS:
  Total expenses                          1.46%    1.47%++    1.41%    1.55%++
 ........................................................................
  Total expenses, excluding indirectly
   paid expenses                          1.46%    1.47%++     N/A      N/A
 .........................................................................
  Total expenses, excluding fee waiv-
   ers and expense reimbursements          N/A      N/A        N/A     1.64%++
 .........................................................................
  Net investment income                   0.61%    0.57%++    0.70%    0.99%++
 .........................................................................
 PORTFOLIO TURNOVER RATE                    20%       6%        14%      17%
 .........................................................................

                                         Year Ended          Year Ended
                                          July 31,          December 31,
                                        ---------------     ---------------
                                         1998    1997**      1996    1995*
 CLASS B SHARES
 NET ASSET VALUE BEGINNING OF YEAR      $27.10   $22.43     $18.59   $14.48
                                        ------   ------     ------   ------
 .........................................................................
 INCOME FROM INVESTMENT OPERATIONS
 ........................................................................
 Net investment income                   (0.02)   (0.02)       0(a)    0.05
 Net realized and unrealized gains or
  losses on securities and foreign
  currency related transactions           2.81     4.69       4.20     4.61
                                        ------   ------     ------   ------
 .........................................................................
 Total from investment operations         2.79     4.67       4.20     4.66
                                        ------   ------     ------   ------
 .........................................................................
 .........................................................................
 LESS DISTRIBUTIONS
 From net realized gain on securities
  and foreign currency related
  transactions                           (1.01)       0      (0.35)   (0.48)
                                        ------   ------     ------   ------
 .........................................................................
 From net investment income                  0        0      (0.01)   (0.07)
 .........................................................................
 Total distributions                     (1.01)       0      (0.36)   (0.55)
                                        ------   ------     ------   ------
 NET ASSET VALUE END OF YEAR            $28.88   $27.10     $22.43   $18.59
                                        ------   ------     ------   ------
 .........................................................................
 .........................................................................
 .........................................................................
 TOTAL RETURN+                           10.44%   20.82%     22.60%   32.20%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 ........................................................................
 NET ASSETS END OF YEAR (MILLIONS)      $1,000   $  542     $  245   $   46
 .........................................................................
 RATIOS TO AVERAGE NET ASSETS:
 Total expenses                           2.21%    2.25%++    2.17%    2.24%++
 .........................................................................
 Total expenses, excluding indirectly
  paid expenses                           2.21%    2.25%++     N/A      N/A
 .........................................................................
 Total expenses, excluding fee
  waivers and expense reimbursements       N/A      N/A        N/A     2.26%++
 .........................................................................
 Net investment income                   (0.14%)  (0.19%)++  (0.06%)   0.30%++
 .........................................................................
 PORTFOLIO TURNOVER RATE                    20%       6%        14%      17%
 ........................................................................

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** For the seven-month period ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
(a) Less than one cent per share.

                                   EVERGREEN
                            Growth and Income Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                           Year Ended July 31,       Year Ended December 31,
                           ----------------------    ---------------------------
                             1998       1997**          1996           1995*
 CLASS C SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   27.10   $   22.43     $     18.58    $     14.48
                           ---------   ---------     -----------    -----------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income         (0.02)      (0.02)              0(a)        0.06
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          2.82        4.69            4.21           4.60
                           ---------   ---------     -----------    -----------
 ........................................................................
 Total from investment
  operations                    2.80        4.67            4.21           4.66
                           ---------   ---------     -----------    -----------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                           0           0           (0.01)         (0.08)
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (1.01)          0           (0.35)         (0.48)
                           ---------   ---------     -----------    -----------
 .........................................................................
 Total distributions           (1.01)          0           (0.36)         (0.56)
                           ---------   ---------     -----------    -----------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                     $   28.89   $   27.10     $     22.43    $     18.58
                           ---------   ---------     -----------    -----------
 .........................................................................
 TOTAL RETURN+                 10.47%      20.82%          22.60%         32.20%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (MILLIONS)               $      50   $      24     $        10    $        20
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 2.21%       2.25%++         2.17%          2.15%++
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 2.21%       2.25%++          N/A            N/A
 .........................................................................
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                 N/A         N/A             N/A           4.94%++
 .........................................................................
 Net investment income         (0.13%)     (0.19%)++       (0.06%)         0.35%++
 .........................................................................

 PORTFOLIO TURNOVER RATE          20%          6%             14%            17%
 .........................................................................

                           Year Ended July 31,       Year Ended December 31,
                           ---------------------   ------------------------------
                             1998      1997**       1996    1995    1994    1993
 CLASS Y SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   27.29  $   22.55    $18.64  $14.52  $15.41  $14.18
                           ---------  ---------    ------  ------  ------  ------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income          0.24       0.11      0.18    0.18    0.14    0.14
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          2.87       4.73      4.25    4.59    0.12    1.91
                           ---------  ---------    ------  ------  ------  ------
 Total from investment
  operations                    3.11       4.84      4.43    4.77    0.26    2.05
                           ---------  ---------    ------  ------  ------  ------
 .........................................................................
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (1.01)         0     (0.35)  (0.48)  (1.01)  (0.68)
                           ---------  ---------    ------  ------  ------  ------
 From net investment
  income                       (0.20)     (0.10)    (0.17)  (0.17)  (0.14)  (0.14)
 .........................................................................
 Total distributions           (1.21)     (0.10)    (0.52)  (0.65)  (1.15)  (0.82)
                           ---------  ---------    ------  ------  ------  ------
 NET ASSET VALUE END OF
  YEAR                     $   29.19  $   27.29    $22.55  $18.64  $14.52  $15.41
                           ---------  ---------    ------  ------  ------  ------
 .........................................................................
 .........................................................................
 .........................................................................
 TOTAL RETURN                  11.56%     21.52%    23.80%  32.90%   1.70%  14.40%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (MILLIONS)               $     801  $     616    $  442  $  141  $   73  $   77
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 1.20%      1.21%++   1.16%   1.27%   1.33%   1.26%
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 1.20%      1.21%++   1.16%    N/A     N/A     N/A
 .........................................................................
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                 N/A        N/A       N/A     N/A     N/A     N/A
 .........................................................................
 Net investment income          0.86%      0.82%++   0.93%   1.11%   0.96%   0.99%
 .........................................................................
 PORTFOLIO TURNOVER RATE          20%         6%       14%     17%     29%     28%
 .........................................................................
+  Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
*  For the period from January 3, 1995 (commencement of class operations) to De-
   cember 31, 1995.

** For the seven-month period ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

(a) Less than one cent per share.


                  See Combined Notes to Financial Statements.
                                       33

                                   EVERGREEN
                            Income and Growth Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                             Year Ended July 31,     Year Ended January 31,
                             ---------------------   ------------------------
                               1998      1997**       1997     1996    1995*
 CLASS A SHARES
 NET ASSET VALUE BEGINNING
  OF YEAR                    $   23.94  $   21.79    $ 20.15  $ 17.28  $17.09
                             ---------  ---------    -------  -------  ------
 .........................................................................
 INCOME FROM INVESTMENT OP-
  ERATIONS
 .........................................................................
 Net investment income            1.05       0.52#      1.02     1.01    0.02
 ........................................................................
 Net realized and
  unrealized gains or
  losses on securities and
  foreign currency related
  transactions                    0.81       2.15       1.67     2.94    0.17
                             ---------  ---------    -------  -------  ------
 .........................................................................
 Total from investment op-
  erations                        1.86       2.67       2.69     3.95    0.19
                             ---------  ---------    -------  -------  ------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment income      (1.02)     (0.52)     (1.05)   (1.08)      0
 .........................................................................
 From net realized gain on
  securities and foreign
  currency related
  transactions                   (1.59)         0          0        0       0
                             ---------  ---------    -------  -------  ------
 .........................................................................
 Total distributions             (2.61)     (0.52)     (1.05)   (1.08)      0
                             ---------  ---------    -------  -------  ------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                       $   23.19  $   23.94    $ 21.79  $ 20.15  $17.28
                             ---------  ---------    -------  -------  ------
 .........................................................................
 TOTAL RETURN+                    7.93%     12.45%     13.80%   23.40%   1.10%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 ........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)                $  15,005  $  11,955    $ 9,678  $ 4,412  $  119
 .........................................................................
 RATIOS TO AVERAGE NET AS-
  SETS:
 Total expenses                   1.50%      1.45%++    1.44%    1.36%   1.45%++
 .........................................................................
 Total expenses, excluding
  indirectly paid expenses        1.50%      1.45%++     N/A      N/A     N/A
 .........................................................................
 Total expenses, excluding
  fee waivers and expense
  reimbursements                   N/A        N/A        N/A     2.50%    N/A
 .........................................................................
 Interest expense                  N/A        N/A       0.03%     N/A     N/A
 .........................................................................
 Net investment income            4.20%      4.69%++    4.93%    5.39%   4.09%++
 ........................................................................
 PORTFOLIO TURNOVER RATE           133%        72%       168%     138%    151%
 .........................................................................
                             Year Ended July 31,     Year Ended January 31,
                             ---------------------   ------------------------
                               1998      1997**       1997     1996    1995*
 CLASS B SHARES
 NET ASSET VALUE BEGINNING
  OF YEAR                    $   23.81  $   21.69    $ 20.08  $ 17.28  $17.09
                             ---------  ---------    -------  -------  ------
 .........................................................................
 INCOME FROM INVESTMENT OP-
  ERATIONS
 .........................................................................
 Net investment income            0.86       0.43#      0.89     0.91    0.02
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities and
  foreign currency related
  transactions                    0.81       2.15       1.64     2.87    0.17
                             ---------  ---------    -------  -------  ------
 .........................................................................
 Total from investment op-
  erations                        1.67       2.58       2.53     3.78    0.19
                             ---------  ---------    -------  -------  ------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment income      (0.85)     (0.46)     (0.92)   (0.98)      0
 ........................................................................
 From net realized gain on
  securities and foreign
  currency related
  transactions                   (1.59)         0          0        0       0
                             ---------  ---------    -------  -------  ------
 .........................................................................
 Total distributions             (2.44)     (0.46)     (0.92)   (0.98)      0
                             ---------  ---------    -------  -------  ------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                       $   23.04  $   23.81    $ 21.69  $ 20.08  $17.28
                             ---------  ---------    -------  -------  ------
 .........................................................................
 TOTAL RETURN+                    7.13%     12.06%     13.00%   22.40%   1.10%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)                $  54,544  $  43,977    $35,323  $14,750  $  599
 .........................................................................
 RATIOS TO AVERAGE NET AS-
  SETS:
 Total expenses                   2.25%      2.20%++    2.19%    2.11%   2.23%++
 ........................................................................
 Total expenses, excluding
  indirectly paid expenses        2.25%      2.20%++     N/A      N/A     N/A
 .........................................................................
 Total expenses, excluding
  fee waivers and expense
  reimbursements                   N/A        N/A        N/A     2.25%    N/A
 .........................................................................
 Interest expense                  N/A        N/A       0.03%     N/A     N/A
 .........................................................................
 Net investment income            3.46%      3.94%++    4.17%    4.69%   3.23%++
 .........................................................................
 PORTFOLIO TURNOVER RATE           133%        72%       168%     138%    151%
 .........................................................................
+  Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
#  Net investment income is based on average shares outstanding during the peri-
   od.
*  For the period from January 3, 1995 (commencement of class operations) to
   January 31, 1995.
** For the six-month period ended July 31, 1997. The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Income and Growth Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                           Year Ended July 31,     Year Ended January 31,
                           ---------------------   --------------------------
                             1998      1997**       1997     1996     1995*
 CLASS C SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   23.81  $   21.69    $ 20.08  $ 17.27  $ 17.09
                           ---------  ---------    -------  -------  -------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income          0.87       0.44#      0.87     0.90     0.01
 ........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          0.80       2.14       1.66     2.89     0.17
                           ---------  ---------    -------  -------  -------
 .........................................................................
 Total from investment
  operations                    1.67       2.58       2.53     3.79     0.18
                           ---------  ---------    -------  -------  -------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                       (0.85)     (0.46)     (0.92)   (0.98)       0
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (1.59)         0          0        0        0
                           ---------  ---------    -------  -------  -------
 .........................................................................
 Total distributions           (2.44)     (0.46)     (0.92)   (0.98)       0
                           ---------  ---------    -------  -------  -------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                     $   23.04  $   23.81    $ 21.69  $ 20.08  $ 17.27
                           ---------  ---------    -------  -------  -------
 .........................................................................
 TOTAL RETURN+                  7.13%     12.06%     12.90%   22.40%    1.10%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 ........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $   1,259  $     950    $   982  $   523  $    24
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 2.25%      2.20%++    2.19%    2.11%    2.22%++
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 2.25%      2.20%++     N/A      N/A      N/A
 .........................................................................
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                 N/A        N/A        N/A    13.03%     N/A
 .........................................................................
 Interest expense                N/A        N/A       0.03%     N/A      N/A
 .........................................................................
 Net investment income          3.48%      4.06%++    4.15%    4.67%    2.68%++
 .........................................................................
 PORTFOLIO TURNOVER RATE         133%        72%       168%     138%     151%
 .........................................................................

                           Year Ended July 31,      Year Ended January 31,
                           ---------------------   ---------------------------    Year Ended
                             1998      1997**       1997     1996    1995***     March 31,1994
 CLASS Y SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   23.98  $   21.81    $ 20.16  $ 17.28  $ 18.29        $20.90
                           ---------  ---------    -------  -------  -------        ------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income          1.02       0.55       1.08     1.10     0.87          1.08
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          0.89       2.16       1.66     2.87    (0.55)        (1.41)
                           ---------  ---------    -------  -------  -------        ------
 .........................................................................
 Total from investment
  operations                    1.91       2.71       2.74     3.97     0.32         (0.33)
                           ---------  ---------    -------  -------  -------        ------
 .........................................................................
 LESS DISTRIBUTIONS
 ........................................................................
 From net investment
  income                       (1.08)     (0.54)     (1.09)   (1.09)   (1.08)        (1.08)
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (1.59)         0          0        0    (0.25)        (1.20)
                           ---------  ---------    -------  -------  -------        ------
 .........................................................................
 Total distributions           (2.67)     (0.54)     (1.09)   (1.09)   (1.33)        (2.28)
                           ---------  ---------    -------  -------  -------        ------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                     $   23.22  $   23.98    $ 21.81  $ 20.16  $ 17.28        $18.29
                           ---------  ---------    -------  -------  -------        ------
 .........................................................................
 TOTAL RETURN                   8.16%     12.65%     14.10%   23.50%    1.90%        (2.10)%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (MILLIONS)               $     880  $     900    $   858  $   914  $   942        $1,065
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 .........................................................................
 Total expenses                 1.25%      1.20%++    1.18%    1.19%    1.24%++       1.18%
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 1.25%      1.20%++     N/A      N/A      N/A           N/A
 .........................................................................
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                 N/A        N/A        N/A      N/A      N/A           N/A
 .........................................................................
 Interest expense                N/A        N/A       0.03%     N/A      N/A           N/A
 .........................................................................
 Net investment income          4.46%      4.97%++    5.14%    5.70%    5.70%++       5.29%
 .........................................................................
 PORTFOLIO TURNOVER RATE         133%        72%       168%     138%     151%          106%
 .........................................................................
+   Initial sales charge or contingent deferred sales charge is not reflected.
++  Annualized.
#   Net investment income is based on average shares outstanding during the peri-
    od.
*   For the period from January 3, 1995 (commencement of class operations) to
    January 31, 1995.
**  For the six-month period ended July 31, 1997. The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.
*** For the ten-month period ended January 31, 1995. The Fund changed its fis-
    cal year end from March 31 to January 31, effective January 31, 1995.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Small Cap Equity Income Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                             Year Ended July 31,     Year Ended December 31,
                             ----------------------  -------------------------
                                1998      1997**        1996         1995*
 CLASS A SHARES
 NET ASSET VALUE BEGINNING
  OF YEAR                    $    15.69  $  13.10    $     11.57  $      9.64
                             ----------  --------    -----------  -----------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 ........................................................................
 Net investment income             0.29      0.14#          0.34         0.34
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities and
  foreign currency related
  transactions                     0.24      2.59           2.13         2.45
                             ----------  --------    -----------  -----------
 .........................................................................
 Total from investment
  operations                       0.53      2.73           2.47         2.79
                             ----------  --------    -----------  -----------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                          (0.28)    (0.13)         (0.34)       (0.37)
 ........................................................................
 From net realized gain on
  securities and foreign
  currency related
  transactions                    (0.19)    (0.01)         (0.60)       (0.49)
                             ----------  --------    -----------  -----------
 .........................................................................
 Total distributions              (0.47)    (0.14)         (0.94)       (0.86)
                             ----------  --------    -----------  -----------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                       $    15.75  $  15.69    $     13.10  $     11.57
                             ----------  --------    -----------  -----------
 .........................................................................
 TOTAL RETURN+                     3.24%    20.99%         22.00%       29.50%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)                $   54,142  $  4,239    $       336  $       216
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                    1.68%     1.71%++        1.75%        1.75%++
 ........................................................................
 Total expenses, excluding
  indirectly paid expenses         1.68%     1.70%++         N/A          N/A
 .........................................................................
 Total expenses, excluding
  fee waivers and expense
  reimbursements                    N/A      1.84%++        5.03%       24.45%++
 .........................................................................
 Net investment income             1.95%     1.88%++        3.08%        3.39%++
 .........................................................................
 PORTFOLIO TURNOVER RATE             18%       13%            50%          48%
 .........................................................................

                             Year Ended July 31,     Year Ended December 31,
                             ----------------------  -------------------------
                                1998      1997**        1996         1995*
 CLASS B SHARES
 NET ASSET VALUE BEGINNING
  OF YEAR                    $    15.64  $  13.09    $     11.57  $      9.64
                             ----------  --------    -----------  -----------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income             0.19      0.08#          0.27         0.28
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities and
  foreign currency related
  transactions                     0.22      2.57           2.11         2.43
                             ----------  --------    -----------  -----------
 ........................................................................
 Total from investment
  operations                       0.41      2.65           2.38         2.71
                             ----------  --------    -----------  -----------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                          (0.19)    (0.09)         (0.26)       (0.29)
 .........................................................................
 From net realized gain on
  securities and foreign
  currency related
  transactions                    (0.19)    (0.01)         (0.60)       (0.49)
                             ----------  --------    -----------  -----------
 .........................................................................
 Total distributions              (0.38)    (0.10)         (0.86)       (0.78)
                             ----------  --------    -----------  -----------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                       $    15.67  $  15.64    $     13.09  $     11.57
                             ----------  --------    -----------  -----------
 .........................................................................
 TOTAL RETURN+                     2.49%    20.37%         21.10%       28.70%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)                $  130,191  $  9,462    $       692  $       266
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                    2.43%     2.46%++        2.50%        2.50%++
 .........................................................................
 Total expenses, excluding
  indirectly paid expenses         2.42%     2.45%++         N/A          N/A
 .........................................................................
 Total expenses, excluding
  fee waivers and expense
  reimbursements                    N/A      2.59%          5.72%       20.90%++
 .........................................................................
 Net investment income             1.20%     1.12%++        2.39%        2.67%++
 .........................................................................
PORTFOLIO TURNOVER RATE             18%       13%            50%          48%
 .........................................................................
+  Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
#  Net investment income is based on average shares outstanding during the peri-
   od.
*  For the period from January 3, 1995 (commencement of class operations) to De-
   cember 31, 1995.
** For the seven-month period ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Small Cap Equity Income Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                             Year Ended        Year Ended
                                              July 31,        December 31,
                                           ---------------    --------------
                                            1998    1997**     1996   1995*
 CLASS C SHARES
 NET ASSET VALUE BEGINNING OF YEAR         $ 15.63  $13.09    $11.56  $ 9.74
                                           -------  ------    ------  ------
 .........................................................................
 INCOME FROM INVESTMENT OPERATIONS
 .........................................................................
 Net investment income                        0.19    0.10#     0.28    0.28
 .........................................................................
 Net realized and unrealized gains or
  losses on securities and foreign
  currency related transactions               0.22    2.54      2.10    2.33
                                           -------  ------    ------  ------
 .........................................................................
 Total from investment operations             0.41    2.64      2.38    2.61
                                           -------  ------    ------  ------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment income                  (0.19)  (0.09)    (0.25)  (0.30)
 .........................................................................
 From net realized gain on securities and
  foreign currency related transactions      (0.19)  (0.01)    (0.60)  (0.49)
                                           -------  ------    ------  ------
 .........................................................................
 Total distributions                         (0.38)  (0.10)    (0.85)  (0.79)
                                           -------  ------    ------  ------
 .........................................................................
 NET ASSET VALUE END OF YEAR               $ 15.66  $15.63    $13.09  $11.56
                                           -------  ------    ------  ------
 .........................................................................
 TOTAL RETURN+                                2.49%  20.30%    21.10%  27.30%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR (THOUSANDS)        $26,197  $2,770    $   56  $   24
 .........................................................................
 RATIOS TO AVERAGE NET ASSETS:
 Total expenses                               2.43%   2.45%++   2.50%   2.50%++
 .........................................................................
 Total expenses, excluding indirectly
  paid expenses                               2.42%   2.44%++    N/A     N/A
 .........................................................................
 Total expenses, excluding fee waivers
  and expense reimbursements                   N/A    2.58%++   5.77% 187.29%++
 ........................................................................
 Net investment income                        1.20%   1.20%++   2.33%   2.63%++
 .........................................................................
 PORTFOLIO TURNOVER RATE                        18%     13%       50%     48%
 .........................................................................

                           Year Ended July 31,       Year Ended December 31,
                           ---------------------   ----------------------------------
                             1998      1997**       1996    1995      1994    1993***
 CLASS Y SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   15.71  $   13.12    $11.58  $ 9.70    $10.15   $10.00
                           ---------  ---------    ------  ------    ------   ------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income          0.34       0.19#     0.38    0.38      0.34     0.10
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          0.24       2.56      2.13    2.38     (0.41)    0.15
                           ---------  ---------    ------  ------    ------   ------
 .........................................................................
 Total from investment
  operations                    0.58       2.75      2.51    2.76     (0.07)    0.25
                           ---------  ---------    ------  ------    ------   ------
 ........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                       (0.33)     (0.15)    (0.37)  (0.38)    (0.33)   (0.10)
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (0.19)     (0.01)    (0.60)  (0.50)    (0.05)       0
                           ---------  ---------    ------  ------    ------   ------
 .........................................................................
 Total distributions           (0.52)     (0.16)    (0.97)  (0.88)    (0.38)   (0.10)
                           ---------  ---------    ------  ------    ------   ------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                     $   15.77  $   15.71    $13.12  $11.58    $ 9.70   $10.15
                           ---------  ---------    ------  ------    ------   ------
 .........................................................................
 TOTAL RETURN                   3.57%     21.09%    22.40%  29.10%    (0.70%)   2.50%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $  96,556  $  42,374    $8,592  $4,806    $3,613   $2,236
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 1.39%      1.39%++   1.50%   1.50%++   1.48%    0.00%
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 1.39%      1.38%++    N/A     N/A       N/A      N/A
 .........................................................................
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                 N/A       1.59%     4.75%   4.34%++   4.68%    4.39%
+ Initial sales charge or contingent deferred sales charge is not reflected.
 .........................................................................
++ Annualized.
 Net investment income          2.23%      2.39%++   3.36%   3.56%++   3.72%    4.07%
# Net investment income is based on average shares outstanding during the peri-
  od.
 ........................................................................
 PORTFOLIO TURNOVER RATE          18%        13%       50%     48%        9%      15%
* For the period from January 24, 1995 (commencement of class operations) to
  December 31, 1995.
 .........................................................................

** For the seven-month period ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*** For the period from October 1, 1993 (commencement of class operations) to December 31, 1993.

                  See Combined Notes to Financial Statements.

                                  EVERGREEN
                                 Utility Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                           Year Ended July 31,     Year Ended December 31,
                           ---------------------   --------------------------
                             1998      1997**       1996      1995     1994*
 CLASS A SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   11.45  $   10.57    $ 10.80  $   9.00  $ 10.00
                           ---------  ---------    -------  --------  -------
 ........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income          0.43       0.25       0.41      0.44     0.45
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          1.44       0.87       0.05      2.25    (1.01)
                           ---------  ---------    -------  --------  -------
 Total from investment
  operations                    1.87       1.12       0.46      2.69    (0.56)
                           ---------  ---------    -------  --------  -------
 .........................................................................
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (1.12)         0      (0.28)    (0.45)       0
                           ---------  ---------    -------  --------  -------
 From net investment
  income                       (0.44)     (0.24)     (0.41)    (0.44)   (0.44)
 .........................................................................
 Total distributions           (1.56)     (0.24)     (0.69)    (0.89)   (0.44)
                           ---------  ---------    -------  --------  -------
 NET ASSET VALUE END OF
  YEAR                     $   11.76  $   11.45    $ 10.57  $  10.80  $  9.00
                           ---------  ---------    -------  --------  -------
 .........................................................................
 .........................................................................
 .........................................................................
 TOTAL RETURN+                 17.30%     10.72%      4.40%    30.70%   (5.60%)
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $  95,300  $  91,638    $96,243  $107,872  $ 4,190
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 0.99%      1.00%++    0.87%     0.79%    0.53%++
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 0.99%      0.99%++     N/A       N/A      N/A
 .........................................................................
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                1.14%      1.19%++    1.15%     1.18%    1.43%++
 .........................................................................
 Net investment income          3.58%      3.85%++    3.87%     4.51%    5.07%++
 .........................................................................
 PORTFOLIO TURNOVER RATE          62%        50%        59%       88%      23%
 .........................................................................
 CLASS B SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   11.46  $   10.58    $ 10.81  $   9.00  $ 10.00
                           ---------  ---------    -------  --------  -------

                           Year Ended July 31,     Year Ended December 31,
                           ---------------------   --------------------------
                             1998      1997**       1996      1995     1994*
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          1.44       0.87       0.05      2.26    (1.01)
                           ---------  ---------    -------  --------  -------
 Total from investment
  operations                    1.78       1.07       0.38      2.63    (0.62)
                           ---------  ---------    -------  --------  -------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income          0.34       0.20       0.33      0.37     0.39
 From net realized gain
  on securities and
  foreign currency
  related transactions         (1.12)         0      (0.28)    (0.45)       0
                           ---------  ---------    -------  --------  -------
 ........................................................................
 Total distributions           (1.48)     (0.19)     (0.61)    (0.82)   (0.38)
                           ---------  ---------    -------  --------  -------
 NET ASSET VALUE END OF
  YEAR                     $   11.76  $   11.46    $ 10.58  $  10.81  $  9.00
                           ---------  ---------    -------  --------  -------
 .........................................................................
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                       (0.36)     (0.19)     (0.33)    (0.37)   (0.38)
 .........................................................................
 .........................................................................
 .........................................................................
 ........................................................................
 TOTAL RETURN+                 16.31%     10.21%      3.60%    29.90%   (6.20%)
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $  43,776  $  36,738    $38,511  $ 35,662  $28,792
 ........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 1.74%      1.75%++    1.62%     1.53%    1.27%++
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 1.74%      1.74%++     N/A       N/A      N/A
 .........................................................................
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                1.88%      1.94%++    1.89%     1.93%    2.11%++
 .........................................................................
 Net investment income          2.82%      3.10%++    3.12%     3.78%    4.19%++
 .........................................................................
 PORTFOLIO TURNOVER RATE          62%        50%        59%       88%      23%
 .........................................................................

+ Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
* For the period from January 4, 1994 (commencement of class operations) to De-cember 31, 1994.
** For the seven-month period ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Utility Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                           Year Ended July 31,     Year Ended December 31,
                           ---------------------   ---------------------------
                             1998      1997**       1996     1995     1994*
 CLASS C SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   11.46  $   10.58    $ 10.82  $  9.01  $  9.33
                           ---------  ---------    -------  -------  -------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income          0.34       0.20       0.33     0.37     0.12
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          1.44       0.87       0.04     2.26    (0.33)
                           ---------  ---------    -------  -------  -------
 Total from investment
  operations                    1.78       1.07       0.37     2.63    (0.21)
                           ---------  ---------    -------  -------  -------
 ........................................................................
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (1.12)         0      (0.28)   (0.45)       0
                           ---------  ---------    -------  -------  -------
 From net investment
  income                       (0.36)     (0.19)     (0.33)   (0.37)   (0.11)
 .........................................................................
 Total distributions           (1.48)     (0.19)     (0.61)   (0.82)   (0.11)
                           ---------  ---------    -------  -------  -------
 NET ASSET VALUE END OF
  YEAR                     $   11.76  $   11.46    $ 10.58  $ 10.82  $  9.01
                           ---------  ---------    -------  -------  -------
 ........................................................................
 .........................................................................
 .........................................................................
 TOTAL RETURN+                 16.31%     10.21%      3.50%   29.80%  (2.20%)
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $     486  $     379    $   396  $   246  $   128
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 .........................................................................
 Total expenses                 1.74%      1.75%++    1.63%    1.54%    1.94%++
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 1.74%      1.74%++     N/A      N/A      N/A
 .........................................................................
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                1.88%      1.94%++    1.90%    1.93%    2.78%++
 .........................................................................
 Net investment income          2.82%      3.10%++    3.13%    3.76%    3.96%++
 .........................................................................
 PORTFOLIO TURNOVER RATE          62%        50%        59%      88%      23%
 .........................................................................
 NET ASSET VALUE
  BEGINNING OF YEAR        $   11.46  $   10.58    $ 10.82  $  9.00  $  9.51
                           ---------  ---------    -------  -------  -------

                           Year Ended July 31,     Year Ended December 31,
                           ---------------------   ---------------------------
                             1998      1997**       1996     1995    1994***
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          1.45       0.88       0.03     2.27    (0.50)
                           ---------  ---------    -------  -------  -------
 CLASS Y SHARES
 Total from investment
  operations                    1.91       1.13       0.47     2.74    (0.13)
                           ---------  ---------    -------  -------  -------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (1.12)         0      (0.28)   (0.45)       0
                           ---------  ---------    -------  -------  -------
 Net investment income          0.46       0.25       0.44     0.47     0.37
 .........................................................................
 Total distributions           (1.60)     (0.25)     (0.71)   (0.92)   (0.38)
                           ---------  ---------    -------  -------  -------
 NET ASSET VALUE END OF
  YEAR                     $   11.77  $   11.46    $ 10.58  $ 10.82  $  9.00
                           ---------  ---------    -------  -------  -------
 .........................................................................
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                       (0.48)     (0.25)     (0.43)   (0.47)   (0.38)
 .........................................................................
 .........................................................................
 .........................................................................
 .........................................................................
 TOTAL RETURN                  17.60%     10.85%      4.50%   31.30%  (1.60%)
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $   1,695  $   1,627    $ 2,000  $ 7,791  $ 5,201
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 .........................................................................
 Total expenses                 0.74%      0.74%++    0.61%    0.54%    0.40%++
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 0.74%      0.73%++     N/A      N/A      N/A
 .........................................................................
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                0.89%      0.94%++    0.89%    0.93%    1.24%++
 .........................................................................
 Net investment income          3.82%      4.06%++    4.01%    4.76%    4.93%++
 .........................................................................
 PORTFOLIO TURNOVER RATE          62%        50%        59%      88%      23%
 .........................................................................

+ Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
* For the period from September 2, 1994 (commencement of class operations) to December 31, 1994.
** For the seven-month period ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*** For the period from February 28, 1994 (commencement of class operations) to December 31, 1994.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Value Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                           Year Ended July 31,          Year Ended December 31,
                           ---------------------   -------------------------------------
                             1998      1997**        1996      1995      1994     1993
 CLASS A SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   24.64  $   20.57    $  20.45  $  16.62  $  17.63  $ 17.11
                           ---------  ---------    --------  --------  --------  -------
 .............................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .............................................................................................
 Net investment income          0.26       0.21        0.38      0.55      0.52     0.47
 .............................................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          2.00       4.05        3.49      4.69     (0.20)    1.10
                           ---------  ---------    --------  --------  --------  -------
 .............................................................................................
 Total from investment
  operations                    2.26       4.26        3.87      5.24      0.32     1.57
                           ---------  ---------    --------  --------  --------  -------
 .............................................................................................
 LESS DISTRIBUTIONS
 .............................................................................................
 From net investment
  income                       (0.29)     (0.19)      (0.41)    (0.51)    (0.51)   (0.47)
 .............................................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (4.38)         0       (3.34)    (0.90)    (0.82)   (0.58)
                           ---------  ---------    --------  --------  --------  -------
 .............................................................................................
 Total distributions           (4.67)     (0.19)      (3.75)    (1.41)    (1.33)   (1.05)
                           ---------  ---------    --------  --------  --------  -------
 .............................................................................................
 NET ASSET VALUE END OF
  YEAR                     $   22.23  $   24.64    $  20.57  $  20.45  $  16.62  $ 17.63
                           ---------  ---------    --------  --------  --------  -------
 ............................................................................................
 TOTAL RETURN+                  9.55%     20.78%      18.90%    31.80%     1.90%    9.30%
 .............................................................................................
 RATIOS/SUPPLEMENTAL DATA
 .............................................................................................
 NET ASSETS END OF YEAR
  (MILLIONS)               $     476  $     392    $    328  $    292  $    189  $   190
 .............................................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 1.01%      0.92%++     0.91%     0.90%     0.93%    0.99%
 .............................................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 1.01%      0.92%++      N/A       N/A       N/A      N/A
 .............................................................................................
 Net investment income          1.04%      1.66%++     1.77%     2.78%     2.96%    2.63%
 .............................................................................................
 PORTFOLIO TURNOVER RATE          69%         6%         91%       53%       70%      46%
 .............................................................................................

                           Year Ended July 31,          Year Ended December 31,
                           ---------------------   -------------------------------------
                             1998      1997**        1996      1995      1994     1993*
 CLASS B SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   24.63  $   20.58    $  20.45  $  16.62  $  17.63  $ 17.24
                           ---------  ---------    --------  --------  --------  -------
 .............................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .............................................................................................
 Net investment income          0.08       0.12        0.22      0.39      0.42     0.35
 .............................................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          1.99       4.03        3.50      4.70     (0.20)    1.01
                           ---------  ---------    --------  --------  --------  -------
 .............................................................................................
 Total from investment
  operations                    2.07       4.15        3.72      5.09      0.22     1.36
                           ---------  ---------    --------  --------  --------  -------
 .............................................................................................
 LESS DISTRIBUTIONS
 .............................................................................................
 From net investment
  income                       (0.12)     (0.10)      (0.25)    (0.36)    (0.41)   (0.39)
 .............................................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (4.38)         0       (3.34)    (0.90)    (0.82)   (0.58)
                           ---------  ---------    --------  --------  --------  -------
 .............................................................................................
Total distributions           (4.50)     (0.10)      (3.59)    (1.26)    (1.23)   (0.97)
                           ---------  ---------    --------  --------  --------  -------
 ............................................................................................
 NET ASSET VALUE END OF
  YEAR                     $   22.20  $   24.63    $  20.58  $  20.45  $  16.62  $ 17.63
                           ---------  ---------    --------  --------  --------  -------
 .............................................................................................
 TOTAL RETURN+                  8.73%     20.23%      18.10%    30.90%     1.30%    8.00%
 ............................................................................................
 RATIOS/SUPPLEMENTAL DATA
 .............................................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $ 326,459  $ 276,256    $197,411  $141,072  $104,297  $59,953
 .............................................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 1.76%      1.67%++     1.66%     1.65%     1.53%    1.48%++
 Total expenses,
  excluding indirectly
  paid expenses                 1.76%      1.67%++      N/A       N/A       N/A      N/A
 .............................................................................................
 Net investment income          0.30%      0.92%++     1.01%     2.04%     2.36%    2.09%++
 .............................................................................................
 PORTFOLIO TURNOVER RATE          69%         6%         91%       53%       70%      46%
 ............................................................................................
+  Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
*  For the period from February 2, 1993 (commencement of class operations) to
   December 31, 1993.
** For the seven-month period ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Value Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                           Year Ended July 31,     Year Ended December 31,
                           ---------------------   --------------------------
                             1998      1997**       1996     1995     1994*
 CLASS C SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   24.61  $   20.56    $ 20.44  $ 16.61  $ 18.28
                           ---------  ---------    -------  -------  -------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 ........................................................................
 Net investment income          0.10       0.12       0.22     0.39     0.19
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          1.97       4.03       3.50     4.70    (0.81)
                           ---------  ---------    -------  -------  -------
 ........................................................................
 Total from investment
  operations                    2.07       4.15       3.72     5.09    (0.62)
                           ---------  ---------    -------  -------  -------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                       (0.12)     (0.10)     (0.26)   (0.36)   (0.23)
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (4.38)         0      (3.34)   (0.90)   (0.82)
                           ---------  ---------    -------  -------  -------
 .........................................................................
 Total distributions           (4.50)     (0.10)     (3.60)   (1.26)   (1.05)
                           ---------  ---------    -------  -------  -------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                     $   22.18  $   24.61    $ 20.56  $ 20.44  $ 16.61
                           ---------  ---------    -------  -------  -------
 .........................................................................
 TOTAL RETURN+                  8.74%     20.25%     18.10%   30.90%   (3.40%)
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $   5,125  $   2,507    $ 1,458  $   811  $   485
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 1.76%      1.66%++    1.67%    1.65%    1.68%++
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 1.76%      1.66%++     N/A      N/A      N/A
 .........................................................................
 Net investment income          0.29%      0.94%++    1.00%    2.03%    2.16%++
 .........................................................................

 PORTFOLIO TURNOVER RATE          69%         6%        91%      53%      70%
 ........................................................................

                           Year Ended July 31,       Year Ended December 31,
                           ---------------------   ------------------------------
                             1998      1997**       1996    1995    1994    1993
 CLASS Y SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   24.64  $   20.57    $20.45  $16.61  $17.63  $17.11
                           ---------  ---------    ------  ------  ------  ------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income          0.35       0.25      0.44    0.57    0.56    0.52
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          1.97       4.03      3.49    4.72   (0.20)   1.12
                           ---------  ---------    ------  ------  ------  ------
 Total from investment
  operations                    2.32       4.28      3.93    5.29    0.36    1.64
                           ---------  ---------    ------  ------  ------  ------
 ........................................................................
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (4.38)         0     (3.34)  (0.90)  (0.82)  (0.58)
                           ---------  ---------    ------  ------  ------  ------
 From net investment
  income                       (0.35)     (0.21)    (0.47)  (0.55)  (0.56)  (0.54)
 .........................................................................
 Total distributions           (4.73)     (0.21)    (3.81)  (1.45)  (1.38)  (1.12)
                           ---------  ---------    ------  ------  ------  ------
 NET ASSET VALUE END OF
  YEAR                     $   22.23  $   24.64    $20.57  $20.45  $16.61  $17.63
                           ---------  ---------    ------  ------  ------  ------
 .........................................................................
 .........................................................................
 .........................................................................
 TOTAL RETURN                   9.79%     20.93%    19.20%  32.20%   2.10%   9.70%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (MILLIONS)               $     183  $   1,149    $  996  $  761  $  507  $  463
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 0.70%      0.67%++   0.66%   0.65%   0.68%   0.65%
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 0.70%      0.67%++    N/A     N/A     N/A     N/A
 .........................................................................
 Net investment income          1.47%      1.91%++   2.02%   3.02%   3.21%   2.98%
 .........................................................................
 PORTFOLIO TURNOVER RATE          69%         6%       91%     53%     70%     46%
 .........................................................................
+  Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
*  For the period from September 2, 1994 (commencement of class operations) to
   December 31, 1994.
** For the seven-month period ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Fund for Total Return

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                           Year Ended July 31,          Year Ended November 30,
                           ----------------------   -----------------------------------
                              1998      1997**       1996     1995     1994      1993*
 CLASS A SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $    20.69  $   17.33    $ 13.83  $ 11.75  $ 12.31   $ 12.06
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income           0.21       0.18       0.26     0.25     0.24      0.21
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions           2.46       3.34       3.83     2.80    (0.56)     1.31
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 Total from investment
  operations                     2.67       3.52       4.09     3.05    (0.32)     1.52
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                        (0.19)     (0.16)     (0.26)   (0.32)   (0.24)    (0.24)
 ........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions          (1.52)         0      (0.33)   (0.65)       0     (1.03)
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 Total distributions            (1.71)     (0.16)     (0.59)   (0.97)   (0.24)    (1.27)
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                     $    21.65  $   20.69    $ 17.33  $ 13.83  $ 11.75   $ 12.31
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 TOTAL RETURN+                  13.85%     20.40%     29.83%   26.57%   (2.65%)   12.67%
 ........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $   52,667  $  47,812    $40,487  $27,037  $23,162   $26,367
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 ........................................................................
 Total expenses                  1.21%      1.24%++    1.41%    1.69%    1.59%     1.85%
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                  1.21%      1.22%++    1.39%     N/A      N/A       N/A
 .........................................................................
 Net investment income           1.01%      1.46%++    1.66%    1.94%    1.93%     1.63%
 .........................................................................
 PORTFOLIO TURNOVER RATE           66%        41%        41%      77%      57%       92%
 .........................................................................

                           Year Ended July 31,          Year Ended November 30,
                           ----------------------   -----------------------------------
                              1998      1997**       1996     1995     1994      1993*
 CLASS B SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $    20.63  $   17.31    $ 13.84  $ 11.77  $ 12.32   $ 12.65
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 ........................................................................
 Net investment income           0.06       0.09       0.15     0.15     0.15      0.10
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions           2.45       3.31       3.80     2.82    (0.56)     0.74
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 Total from investment
  operations                     2.51       3.40       3.95     2.97    (0.41)     0.84
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                        (0.06)     (0.08)     (0.15)   (0.25)   (0.14)    (0.14)
 ........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions          (1.52)         0      (0.33)   (0.65)       0     (1.03)
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 Total distributions            (1.58)     (0.08)     (0.48)   (0.90)   (0.14)    (1.17)
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                     $    21.56  $   20.63    $ 17.31  $ 13.84  $ 11.77   $ 12.32
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 TOTAL RETURN+                  13.01%     19.68%     28.73%   25.59%   (3.36%)    6.68%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $  105,748  $  94,309    $43,526  $20,605  $ 7,314   $ 4,283
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 ........................................................................
 Total expenses                  1.97%      2.02%++    2.18%    2.47%    2.31%     2.64%++
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                  1.97%      2.00%++    2.16%    2.46%     N/A       N/A
 .........................................................................
 Net investment income           0.25%      0.58%++    0.88%    1.06%    1.27%     0.84%++
 .........................................................................
 PORTFOLIO TURNOVER RATE           66%        41%        41%      77%      57%       92%
 .........................................................................
+  Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
*  For the period from February 1, 1993 (commencement of class operations) to
   December 31, 1993.
** For the eight-month period ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Fund for Total Return

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                           Year Ended July 31,       Year Ended November 30,
                           ---------------------   --------------------------------
                             1998      1997**       1996     1995    1994    1993*
 CLASS C SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   20.65  $   17.32    $ 13.85  $11.78  $12.33   $12.65
                           ---------  ---------    -------  ------  ------   ------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income          0.05       0.09       0.14    0.16    0.15     0.10
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          2.46       3.32       3.81    2.81   (0.56)    0.75
                           ---------  ---------    -------  ------  ------   ------
 .........................................................................
 Total from investment
  operations                    2.51       3.41       3.95    2.97   (0.41)    0.85
                           ---------  ---------    -------  ------  ------   ------
 ........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                       (0.06)     (0.08)     (0.15)  (0.25)  (0.14)   (0.14)
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (1.52)         0      (0.33)  (0.65)      0    (1.03)
                           ---------  ---------    -------  ------  ------   ------
 .........................................................................
 Total distributions           (1.58)     (0.08)     (0.48)  (0.90)  (0.14)   (1.17)
                           ---------  ---------    -------  ------  ------   ------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                     $   21.58  $   20.65    $ 17.32  $13.85  $11.78   $12.33
                           ---------  ---------    -------  ------  ------   ------
 .........................................................................
 TOTAL RETURN+              12.99%        19.73%     28.71%  25.57%  (3.36%)   6.76%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $  20,851  $  21,125    $14,562  $9,503  $5,968   $5,030
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 1.97%      2.01%++    2.17%   2.47%   2.34%    2.64%++
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 1.97%      1.99%++    2.15%   2.44%    N/A      N/A
 .........................................................................
 Net investment income          0.25%      0.66%++    0.89%   1.16%   1.21%    0.83%++
 .........................................................................
 PORTFOLIO TURNOVER RATE          66%        41%        41%     77%     57%      92%
 .........................................................................

                                                      Year Ended July 31,
                                                      -----------------------
                                                        1998       1997***

 CLASS Y SHARES
 NET ASSET VALUE BEGINNING OF YEAR                    $   20.62   $   17.74
                                                      ---------   ---------
 .........................................................................
 INCOME FROM INVESTMENT OPERATIONS
 ........................................................................
 Net investment income                                     0.24        0.18
 .........................................................................
 Net realized and unrealized gains or losses on
  securities and foreign currency related
  transactions                                             2.51        2.86
                                                      ---------   ---------
 .........................................................................
 Total from investment operations                          2.75        3.04
                                                      ---------   ---------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment income                               (0.24)      (0.16)
 .........................................................................
 From net realized gain on securities and foreign
  currency related transactions                           (1.52)          0
                                                      ---------   ---------
 .........................................................................
 Total distributions                                      (1.76)      (0.16)
                                                      ---------   ---------
 .........................................................................
 NET ASSET VALUE END OF YEAR                          $   21.61   $   20.62
                                                      ---------   ---------
 .........................................................................
 TOTAL RETURN                                             14.29%      17.22 %
 ........................................................................
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF YEAR (THOUSANDS)                   $     111   $      93
 .........................................................................
 RATIOS TO AVERAGE NET ASSETS:
 Total expenses                                            0.93 %      1.34 %++
 .........................................................................
 Total expenses, excluding indirectly paid expenses        0.93 %      1.34 %++
 .........................................................................
 Net investment income                                     1.31 %      0.79 %++
 .........................................................................
 PORTFOLIO TURNOVER RATE                                     66 %        41 %
 .........................................................................

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from February 1, 1993 (commencement of class operations) to November 30, 1993.
** For the eight-month period ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*** For the period from January 13, 1997 (commencement of class operations) to July 31, 1997.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                Blue Chip Fund

                            SCHEDULE OF INVESTMENTS
                                 July 31, 1998

   Shares                                                              Value

 COMMON STOCKS - 85.5%
             AUTOMOTIVE EQUIPMENT & MANUFACTURING - 2.5%
      72,300 Chrysler Corp. .....................................   $  4,279,256
      55,000 Ford Motor Co. .....................................      3,131,563
      50,000 *Lear Corp. ........................................      2,653,125
                                                                    ------------
                                                                      10,063,944
                                                                    ------------
             BANKS - 5.8%
      50,000 BankAmerica Corp. ..................................      4,487,500
      63,000 BankBoston Corp. ...................................      3,047,625
      45,000 Fleet Financial Group, Inc. ........................      3,867,187
      65,000 Mellon Bank Corp. ..................................      4,379,375
     180,000 North Fork Bancorp, Inc. ...........................      4,387,500
      30,000 PNC Bank Corp. .....................................      1,618,125
      60,000 TCF Financial Corp. ................................      1,732,500
                                                                    ------------
                                                                      23,519,812
                                                                    ------------
             BUILDING, CONSTRUCTION & FURNISHINGS - 1.0%
      97,000 Home Depot, Inc. ...................................      4,061,875
                                                                    ------------
             BUSINESS EQUIPMENT &
              SERVICES - 1.1%
      40,000 Xerox Corp. ........................................      4,222,500
                                                                    ------------
             CAPITAL GOODS - 0.1%
      12,000 Deere & Co. ........................................        482,250
                                                                    ------------
             CHEMICAL & AGRICULTURAL
              PRODUCTS - 0.6%
      45,000 Monsanto Co. .......................................      2,548,125
                                                                    ------------
             COMMUNICATION SYSTEMS & SERVICES - 2.2%
      40,000 *Cisco Systems, Inc. ...............................      3,831,250
      96,500 *WorldCom, Inc. ....................................      5,093,391
                                                                    ------------
                                                                       8,924,641
                                                                    ------------
             CONSUMER PRODUCTS &
              SERVICES - 3.7%
      28,500 Colgate-Palmolive Co. ..............................      2,634,469
      58,000 Gillette Co. .......................................      3,037,750
      75,000 Procter & Gamble Co. ...............................      5,953,125
     150,800 Stewart Enterprises, Inc. Cl. A.....................      3,425,987
                                                                    ------------
                                                                      15,051,331
                                                                    ------------
             DIVERSIFIED COMPANIES - 1.2%
      80,000 Tyco International Ltd. ............................      4,955,000
                                                                    ------------
             ELECTRICAL EQUIPMENT &
              SERVICES - 3.5%
     149,500 General Electric Co. ...............................     13,352,219
       9,000 Honeywell, Inc. ....................................        754,312
                                                                    ------------
                                                                      14,106,531
                                                                    ------------
             ENVIRONMENTAL SERVICES - 1.0%
     162,500 *Republic Services, Inc. ...........................      4,062,500
                                                                    ------------
             FINANCE & INSURANCE - 11.7%
      35,000 American International Group, Inc...................      5,278,437
      64,414 Associates First Capital Corp.
              Cl. A..............................................      5,004,163
      45,000 CIGNA Corp. ........................................      2,972,813

   Shares                                                              Value

 COMMON STOCKS - CONTINUED
             FINANCE & INSURANCE - CONTINUED
      92,500 Federal National Mortgage Association...............   $  5,735,000
     143,800 Greenpoint Financial Corp. .........................      5,707,062
      65,000 Hartford Life, Inc. Cl. A...........................      3,761,875
      40,000 Lincoln National Corp. .............................      3,830,000
      29,000 Morgan Stanley, Dean Witter, Discover & Co. ........      2,524,813
      31,500 PMI Group, Inc. ....................................      2,134,125
      80,000 SLM Holding Corp. ..................................      3,700,000
      96,000 Travelers Group, Inc. ..............................      6,432,000
                                                                    ------------
                                                                      47,080,288
                                                                    ------------
             FOOD & BEVERAGE PRODUCTS - 1.8%
      90,500 Coca Cola Co. ......................................      7,302,219
                                                                    ------------
             HEALTHCARE PRODUCTS &
              SERVICES - 13.1%
     170,000 American Home Products Corp. .......................      8,755,000
      57,000 Bristol-Myers Squibb Co. ...........................      6,494,437
     100,400 HBO & Co. ..........................................      2,958,663
     150,000 *Health Management Associates, Inc. Cl. A...........      3,525,000
      60,000 *HEALTHSOUTH Corp. .................................      1,507,500
      55,000 Johnson & Johnson...................................      4,248,750
      82,900 Medtronic, Inc. ....................................      5,134,619
      58,500 Merck & Co., Inc. ..................................      7,213,781
      46,000 Pfizer, Inc. .......................................      5,060,000
     132,000 Pharmacia & Upjohn, Inc. ...........................      6,253,500
      25,000 *Steris Corp. ......................................      1,528,125
                                                                    ------------
                                                                      52,679,375
                                                                    ------------
             INFORMATION SERVICES & TECHNOLOGY - 10.2%
      86,000 *BMC Software, Inc. ................................      4,238,187
     100,500 *EMC Corp. .........................................      4,924,500
      50,000 *Gateway 2000, Inc. ................................      2,700,000
      51,300 Intel Corp. ........................................      4,330,041
      41,000 International Business Machines Corp. ..............      5,432,500
     102,600 *Microsoft Corp. ...................................     11,282,794
      85,000 *Peoplesoft, Inc. ..................................      3,192,812
     105,000 *Sun Microsystems, Inc. ............................      4,957,969
                                                                    ------------
                                                                      41,058,803
                                                                    ------------
             LEISURE & TOURISM - 2.3%
      96,000 Disney Walt Co. ....................................      3,306,000
      40,000 Royal Caribbean Cruises Ltd. .......................      2,972,500
      82,500 Seagram Co. Ltd. ...................................      3,031,875
                                                                    ------------
                                                                       9,310,375
                                                                    ------------
             OIL/ENERGY - 8.1%
     100,000 Anadarko Petroleum Corp. ...........................      3,431,250
      92,000 British Petroleum Plc, ADR..........................      7,383,000
      86,000 Exxon Corp. ........................................      6,030,750
      40,000 Mobil Corp. ........................................      2,790,000
      92,000 Royal Dutch Petroleum Co. ..........................      4,692,000
     137,100 Texaco, Inc. .......................................      8,337,394
                                                                    ------------
                                                                      32,664,394
                                                                    ------------

                                   EVERGREEN
                                Blue Chip Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998

   Shares                                                              Value

 COMMON STOCKS - CONTINUED
             PUBLISHING, BROADCASTING & ENTERTAINMENT - 4.7%
     117,500 CBS Corp. ..........................................   $  3,987,656
      25,000 *Clear Channel Communications, Inc. ................      1,404,688
      23,100 *Tele Communications, Inc. .........................        963,703
      35,000 Time Warner, Inc. ..................................      3,152,187
      75,500 *Viacom, Inc. Cl. B.................................      5,171,750
     120,000 *World Color Press, Inc. ...........................      4,087,500
                                                                    ------------
                                                                      18,767,484
                                                                    ------------
             REAL ESTATE - 1.2%
     112,504 Equity Office Properties Trust REIT.................      2,798,537
      80,000 First Industrial Realty Trust, Inc. REIT............      2,210,000
                                                                    ------------
                                                                       5,008,537
                                                                    ------------
             RETAILING & WHOLESALE - 6.0%
     119,500 *Borders Group Inc. ................................      3,749,312
      52,000 *Costco Companies, Inc. ............................      2,952,625
     101,600 CVS Corp. ..........................................      4,165,600
      64,600 Dayton Hudson Corp. ................................      3,088,688
      63,125 Dollar General Corp. ...............................      2,588,125
      52,500 Pier 1 Imports, Inc. ...............................        817,031
     108,000 Wal-Mart Stores, Inc. ..............................      6,817,500
                                                                    ------------
                                                                      24,178,881
                                                                    ------------
             UTILITIES - TELEPHONE - 3.7%
      60,000 Ameritech Corp. ....................................      2,951,250
      66,100 AT&T Corp. .........................................      4,007,313
      70,000 GTE Corp. ..........................................      3,806,250
      75,000 U.S. West, Inc. ....................................      4,003,125
                                                                    ------------
                                                                      14,767,938
                                                                    ------------
             Total Common Stocks
              (cost $260,296,892)................................    344,816,803
                                                                    ------------

* Non-income producing securities.
(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued inter-est at July 31, 1998.
144A Securities that may be resold to "qualified institutional buyers" under Rule 144A of the securities act of 1933. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

SUMMARY OF ABBREVIATIONS:
ADR  American Depository Receipts
REIT Real Estate Investment Trust

   Shares                                                             Value

 CONVERTIBLE PREFERRED - 1.0%
             FINANCE & INSURANCE - 1.0%
      70,000 Newell Financial Trust I
              5.25%, 144A.......................................   $  4,165,000
                                                                   ------------
             Total Convertible Preferred
              (cost $3,556,250).................................      4,165,000
                                                                   ------------
  Principal
   Amount

 CONVERTIBLE DEBENTURES - 0.0%
             IRON & STEEL - 0.0%
 $   110,000 Compania Vale do Rio Doce Navegacao SA
              1.00%, 12/31/99...................................   $          9
                                                                   ------------
             Total Convertible Debentures
              (cost $0).........................................              9
                                                                   ------------
 REPURCHASE AGREEMENT - 8.5%
  34,092,000 Keystone Joint Repurchase Agreement, Investments in
              repurchase agreements, in a joint trading account
              purchased
              7/31/98, 5.65% maturing 8/3/98, maturity value
              $34,108,052
              (cost $34,092,000) (a)............................     34,092,000
                                                                   ------------

             TOTAL INVESTMENTS -
              (COST $297,945,142).........................    95.0%  383,073,812
             OTHER ASSETS AND
              LIABILITIES - NET...........................     5.0    20,334,253
                                                             -----  ------------
             NET ASSETS...................................   100.0% $403,408,065
                                                             =====  ============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Fund

                            SCHEDULE OF INVESTMENTS
                                 July 31, 1998

   Shares                                                             Value

 COMMON STOCKS - 81.6%
             AEROSPACE & DEFENSE - 0.5%
     282,000 Boeing Co. .......................................   $   10,945,125
                                                                  --------------
             AUTOMOTIVE EQUIPMENT & MANUFACTURING - 0.5%
      50,000 Ford Motor Co. ...................................        2,846,875
     430,000 Meritor Automotive, Inc. .........................        8,707,500
                                                                  --------------
                                                                      11,554,375
                                                                  --------------
             BANKS - 9.1%
     131,850 AmSouth Bancorp...................................        5,232,797
      15,600 Astoria Financial Corp. ..........................          781,950
     130,284 Banc One Corp. ...................................        6,734,054
      80,000 Bank of New York Co., Inc. .......................        5,120,000
      16,820 BB & T Corp. .....................................        1,181,605
     286,500 BSB Bancorp, Inc. ................................        9,311,250
     135,000 Carolina First Corp. .............................        3,307,500
      14,300 Centura Banks, Inc. ..............................          989,381
      38,838 Charter One Financial, Inc. ......................        1,264,662
      67,500 Citicorp..........................................       11,475,000
      12,878 Commerce Bankcorp, Inc. ..........................          585,926
      45,750 Crestar Financial Corp. ..........................        3,119,578
      55,600 Cullen/Frost Bankers, Inc. .......................        2,953,750
      71,824 First American Corp. .............................        3,375,728
     236,250 First Security Corp. .............................        5,190,117
     114,550 First Virginia Banks, Inc. .......................        6,293,091
     140,100 Firstar Corp. ....................................        6,996,244
      23,600 FirstMerit Corp. .................................          691,775
      50,000 Fleet Financial Group, Inc. ......................        4,296,875
     210,000 Hibernia Corp. Cl. A..............................        3,963,750
      15,100 JSB Financial, Inc. ..............................          818,231
     221,200 KeyCorp...........................................        7,520,800
      22,650 Keystone Financial, Inc. .........................          757,359
     208,400 Marshall & Ilsley Corp. ..........................       11,709,475
      53,125 NationsBank Corp. ................................        4,236,719
     167,400 Norwest Corp. ....................................        6,015,938
     712,100 Pacific Century Financial Corp. ..................       13,974,962
     130,000 Peoples Heritage Financial Group..................        2,941,250
     195,000 SouthTrust Corp. .................................        7,885,313
      27,900 St. Paul Bancorp, Inc. ...........................          627,750
     117,300 State Street Corp. ...............................        8,130,356
      98,475 Summit Bancorp....................................        4,406,756
     180,000 Susquehanna Bancshares, Inc. .....................        4,050,000
      12,785 Union Planters Corp. .............................          696,783
      53,787 Wachovia Corp. ...................................        4,605,512
   1,030,000 Webster Financial Corp. ..........................       31,221,875
      52,000 Wilmington Trust Corp. ...........................        3,084,250
                                                                  --------------
                                                                     195,548,362
                                                                  --------------
             BUILDING, CONSTRUCTION & FURNISHINGS - 3.3%
      13,300 Armstrong World Industries, Inc. .................          819,613
     320,000 *Furniture Brands International, Inc. ............        9,040,000
      80,000 Home Depot, Inc. .................................        3,350,000
     349,100 *Jacobs Engineering Group, Inc. ..................       10,254,812

   Shares                                                             Value

 COMMON STOCKS - CONTINUED
             BUILDING, CONSTRUCTION & FURNISHINGS - CONTINUED
     218,600 Lennar Corp. .....................................   $    6,038,825
     113,000 Lone Star Industries, Inc. .......................        8,220,750
     280,000 Lowe's Companies, Inc. ...........................       10,780,000
      70,400 Southdown, Inc. ..................................        4,404,400
     130,000 *Toll Brothers, Inc. .............................        3,404,375
     358,200 *US Home Corp. ...................................       13,410,112
                                                                  --------------
                                                                      69,722,887
                                                                  --------------
             BUSINESS EQUIPMENT &
              SERVICES - 4.3%
     422,500 Air Express International Corp. ..................        9,321,406
     794,300 Circle International Group, Inc. .................       18,169,612
     180,000 *Compuware Corp. .................................        9,686,250
     133,000 Equifax, Inc. ....................................        5,436,375
     123,436 First Data Corp. .................................        3,571,929
     640,200 Pittston Burlington Group.........................        7,642,388
     334,700 *Platinum Technology Corp. .......................       10,574,428
     470,000 *Policy Management Systems Corp. .................       20,621,250
     427,000 Reynolds & Reynolds Co., Cl. A....................        7,178,938
                                                                  --------------
                                                                      92,202,576
                                                                  --------------
             CAPITAL GOODS - 0.3%
     127,200 Caterpillar, Inc. ................................        6,169,200
                                                                  --------------
             CHEMICAL & AGRICULTURAL
              PRODUCTS - 3.2%
     130,000 Air Products & Chemicals, Inc. ...................        4,550,000
     180,000 Du Pont (E.I.) De Nemours & Co. ..................       11,160,000
     265,000 Engelhard Corp. ..................................        5,531,875
     165,000 *Grace (W.R.) & Co. ..............................        2,753,438
     135,300 H.B. Fuller Co. ..................................        7,610,625
     255,000 Morton International, Inc. .......................        6,167,812
     180,000 Nalco Chemical Co. ...............................        6,165,000
     237,000 Pioneer Hi-Bred International, Inc. ..............        7,495,125
     260,000 Praxair, Inc. ....................................       12,805,000
     175,000 Solutia, Inc. ....................................        5,195,312
                                                                  --------------
                                                                      69,434,187
                                                                  --------------
             COMMUNICATION SYSTEMS & SERVICES - 0.8%
     248,820 American Tower Systems Corp. .....................        5,971,680
      72,000 *Cisco Systems, Inc. .............................        6,894,000
      60,000 *WorldCom, Inc. ..................................        3,172,500
                                                                  --------------
                                                                      16,038,180
                                                                  --------------
             CONSUMER PRODUCTS &
              SERVICES - 3.0%
     235,200 Black & Decker Corp. .............................       13,377,000
      90,000 Colgate-Palmolive Co. ............................        8,319,375
      25,000 CPI Corp. ........................................          625,000
       9,800 *GC Companies, Inc. ..............................          458,150
     179,000 Gucci Group.......................................        8,703,875
      40,700 Harley-Davidson, Inc. ............................        1,612,738
     185,000 Hillenbrand Industries, Inc. .....................       10,348,437

                                   EVERGREEN
                            Growth and Income Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998

   Shares                                                             Value

 COMMON STOCKS - CONTINUED
             CONSUMER PRODUCTS &
              SERVICES - CONTINUED
     162,500 Lancaster Colony Corp. ...........................   $    6,276,562
     440,000 Premark International, Inc. ......................       13,640,000
       9,100 Toro Co. .........................................          246,838
                                                                  --------------
                                                                      63,607,975
                                                                  --------------
             DIVERSIFIED COMPANIES - 0.6%
     217,500 Harnischfeger Industries, Inc. ...................        5,410,313
     200,000 ITT Industries, Inc. .............................        6,975,000
                                                                  --------------
                                                                      12,385,313
                                                                  --------------
             ELECTRICAL EQUIPMENT &
              SERVICES - 2.6%
     220,000 Baldor Electric Co. ..............................        4,565,000
     185,000 Belden, Inc. .....................................        4,879,375
      65,000 Diebold Inc. .....................................        1,641,250
      70,200 General Electric Co. .............................        6,269,738
     175,100 Harman International Industries, Inc. ............        6,905,506
     180,000 Honeywell, Inc. ..................................       15,086,250
     106,000 *Jabil Circuit, Inc. .............................        3,690,125
     136,100 Perkin Elmer Corp. ...............................        7,978,862
     335,000 Sensormatic Electronics Corp. ....................        3,664,063
     152,900 *Unitrode Corp. ..................................        2,025,925
       2,331 Zilog, Inc. ......................................            2,331
                                                                  --------------
                                                                      56,708,425
                                                                  --------------
             FINANCE & INSURANCE - 6.3%
     120,000 AFLAC, Inc. ......................................        4,125,000
      17,800 American Bankers Insurance Group, Inc. ...........        1,073,563
      97,000 Chubb Corp. ......................................        7,117,375
     279,750 Edwards (A.G.), Inc. .............................       10,927,734
     300,000 Federal Home Loan Mortgage Corp. .................       14,175,000
     315,000 Federal National Mortgage Association.............       19,530,000
      42,750 First American Financial Corp. ...................        1,132,875
     388,740 Frontier Insurance Group, Inc. ...................        6,900,135
     200,000 Hartford Financial Services Group, Inc. ..........       10,412,500
     115,000 LaSalle Re Holdings Ltd. .........................        4,025,000
      63,866 Legg Mason, Inc. .................................        3,899,818
     200,500 Lehman Brothers Holdings, Inc. ...................       14,436,000
      29,100 Life RE Corp. ....................................        2,653,556
      67,500 Meadowbrook Insurance Group, Inc. ................        1,944,844
      31,300 Mercury General Corp. ............................        1,437,844
      59,000 Mid Ocean Ltd. ...................................        4,661,000
     272,100 Paine Webber Group, Inc. .........................       12,822,712
     212,000 Price (T.) Rowe & Associates, Inc.................        7,526,000
       3,300 Reinsurance Group Of America......................          183,563
     125,000 UNUM Corp. .......................................        6,585,937
                                                                  --------------
                                                                     135,570,456
                                                                  --------------
             FOOD & BEVERAGE PRODUCTS - 1.1%
      90,000 Bestfoods.........................................        5,006,250
      11,250 *Corn Products International, Inc. ...............          334,688

   Shares                                                             Value

 COMMON STOCKS - CONTINUED
             FOOD & BEVERAGE PRODUCTS - CONTINUED
     350,000 Darden Restaurants, Inc. .........................   $    6,059,375
      50,000 *Dominick's Supermarkets, Inc. ...................        2,253,125
      40,000 Sara Lee Corp. ...................................        2,005,000
     420,400 *Vlasic Foods International, Inc. ................        7,383,275
                                                                  --------------
                                                                      23,041,713
                                                                  --------------
             FOREST PRODUCTS - 0.1%
     120,000 Deltic Timber Corp. ..............................        2,790,000
                                                                  --------------
             HEALTHCARE PRODUCTS &
              SERVICES - 11.4%
     230,000 Abbott Laboratories...............................        9,559,375
     408,200 *Acuson Corp. ....................................        6,735,300
     200,000 American Home Products Corp. .....................       10,300,000
      60,000 Baxter International, Inc. .......................        3,585,000
     126,800 Beckman Coulter Inc. .............................        7,623,850
     110,000 *Elan Corp Plc, ADR...............................        7,920,000
     362,000 *First Health Group Corp. ........................        8,914,250
     365,000 *Foundation Health Systems, Inc. .................        7,528,125
     401,625 *Health Management Associates, Inc. Cl. A.........        9,438,187
     206,000 *HEALTHSOUTH Corp. ...............................        5,175,750
      70,100 Johnson & Johnson.................................        5,415,225
      70,500 Lilly (Eli) & Co. ................................        4,741,125
     650,000 *Lincare Holdings, Inc. ..........................       25,837,500
      60,000 Manor Care, Inc. .................................        2,238,750
     400,000 McKesson Corp. ...................................       32,250,000
      20,000 Merck & Co., Inc. ................................        2,466,250
     100,000 Owens & Minor, Inc. ..............................        1,237,500
      84,200 Pfizer, Inc. .....................................        9,262,000
     521,500 *Quorum Health Group, Inc. .......................       13,167,875
     226,000 Schering-Plough Corp. ............................       21,865,500
     225,000 Shared Medical System Corp. ......................       15,271,875
     256,000 *Sybron International Corp. ......................        5,312,000
     120,000 *Tenet Healthcare Corp. ..........................        3,592,500
     162,000 Warner-Lambert Co. ...............................       12,241,125
      65,020 *Wellpoint Health Networks, Inc.
              Cl. A............................................        3,986,539
     350,000 West Co., Inc. ...................................        9,734,375
                                                                  --------------
                                                                     245,399,976
                                                                  --------------
             INDUSTRIAL SPECIALTY PRODUCTS & SERVICES - 6.8%
     223,700 AptarGroup, Inc. .................................       13,771,531
     164,625 Autoliv, Inc. ....................................        5,607,539
     370,000 Bemis Co., Inc. ..................................       14,291,250
     150,000 Borg-Warner Automotive, Inc. .....................        7,059,375
      42,000 Carpenter Technology Corp. .......................        1,819,125
     101,800 Danaher Corp. ....................................        4,154,713
     197,000 Dover Corp. ......................................        5,725,312
     226,218 Flowserve Corp. ..................................        4,934,380
      71,900 *Halter Marine Group, Inc. .......................        1,141,413
      12,800 J & L Specialty Steel, Inc. ......................           72,000
     270,300 JLG Industries, Inc. .............................        4,189,650
      33,500 Magna International, Inc. Cl. A...................        2,286,375
      23,650 Newmont Mining Corp. .............................          446,394

                                   EVERGREEN
                            Growth and Income Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998

   Shares                                                            Value

 COMMON STOCKS - CONTINUED
             INDUSTRIAL SPECIALTY PRODUCTS & SERVICES -
               CONTINUED
     145,000 Parker Hannifin Corp. ...........................   $    4,975,313
     594,000 Pittston Brink's Group ..........................       21,198,375
     260,000 Snap-on, Inc. ...................................        9,230,000
     284,000 *Strattec Security Corp. ........................        7,952,000
     280,000 Sundstrand Corp. ................................       14,647,500
      15,000 Tecumseh Products Co. Cl. A......................          787,500
     216,300 *UCAR International, Inc. .......................        5,704,912
     680,300 *Unova, Inc. ....................................       14,116,225
      25,000 Vulcan Materials Co. ............................        2,875,000
                                                                 --------------
                                                                    146,985,882
                                                                 --------------
             INFORMATION SERVICES & TECHNOLOGY - 2.0%
      80,000 *Adaptec, Inc. ..................................          930,000
     100,000 *Applied Materials, Inc. ........................        3,350,000
      13,300 *Choicepoint, Inc. ..............................          655,025
     400,000 Computer Associates International, Inc. .........       13,275,000
     110,000 *Dupont Photomasks, Inc. ........................        3,547,500
     100,000 Hewlett-Packard Co. .............................        5,550,000
      72,000 Intel Corp. .....................................        6,079,500
     329,800 *KLA-Tencor Corp. ...............................        9,852,775
      87,500 *Perceptron, Inc. ...............................          568,750
                                                                 --------------
                                                                     43,808,550
                                                                 --------------
             MANUFACTURING -
              DISTRIBUTING  - 0.1%
     136,100 Hussmann International, Inc. ....................        2,415,775
                                                                 --------------
             METAL PRODUCTS &
              SERVICES - 0.3%
     365,000 *Steel Dynamics, Inc. ...........................        5,292,500
                                                                 --------------
             OIL/ENERGY - 4.1%
      50,000 Anadarko Petroleum Corp. ........................        1,715,625
     320,000 Berry Petroleum Co. Cl. A........................        3,680,000
     507,400 Cabot Oil & Gas Corp. ...........................        8,689,225
      90,000 Coastal Corp. ...................................        2,947,500
     165,000 *Denbury Resources, Inc. ........................        1,691,250
     160,000 *Houston Exploration, Co. .......................        3,360,000
     110,300 Kerr-McGee Corp. ................................        5,659,769
     209,500 Murphy Oil Corp. ................................        9,283,469
     183,900 National Fuel Gas Co. ...........................        7,597,369
     221,200 *Nuevo Energy Co. ...............................        5,419,400
     495,000 *Oryx Energy Co. ................................        9,126,562
     400,000 *Santa Fe Energy Resources, Inc. ................        3,525,000
     321,600 Southwestern Energy Co. .........................        2,894,400
     100,000 Tosco Corp. .....................................        2,800,000
     325,000 Transocean Offshore, Inc. .......................       12,817,187
     113,520 Union Pacific Resource Group, Inc. ..............        1,589,280
     174,000 Williams Companies, Inc. ........................        5,578,875
                                                                 --------------
                                                                     88,374,911
                                                                 --------------
             OIL FIELD SERVICES - 1.9%
     298,000 *Atwood Oceanics, Inc. ..........................        9,126,250
      52,300 Camco International, Inc. .......................        3,713,300

   Shares                                                            Value

 COMMON STOCKS - CONTINUED
             OIL FIELD SERVICES - CONTINUED
     113,140 Halliburton Co. .................................   $    4,108,396
      96,500 Helmerich & Payne, Inc. .........................        1,978,250
      15,500 Lufkin Industries, Inc. .........................          458,219
     914,500 *R & B Falcon Corp. .............................       15,032,094
     380,500 *Varco International, Inc. ......................        6,040,437
                                                                 --------------
                                                                     40,456,946
                                                                 --------------
             PAPER & PACKAGING - 0.3%
      88,440 Sealed Air Corp. ................................        3,537,600
      75,000 Westvaco Corp. ..................................        1,879,688
                                                                 --------------
                                                                      5,417,288
                                                                 --------------
             PHARMACEUTICALS - 0.1%
     100,000 *Dura Pharmaceuticals, Inc. .....................        2,575,000
                                                                 --------------
             PUBLISHING, BROADCASTING & ENTERTAINMENT - 4.6%
      84,000 *Chancellor Media Corp. .........................        4,053,000
      49,805 Comcast Corp. ...................................        2,261,458
     270,000 *Emmis Broadcasting Corp. Cl. A..................       11,542,500
     273,800 Gaylord Entertainment Co. .......................        8,385,125
     425,000 *Jacor Communications, Inc. .....................       24,915,625
      40,000 Knight-Ridder, Inc. .............................        2,110,000
      15,000 McGraw-Hill Companies, Inc. .....................        1,229,063
      43,000 Scripps (E.W.) Co. Cl. A.........................        2,262,875
     185,000 TCA Cable TV, Inc. ..............................       10,649,062
     250,000 Time Warner, Inc. ...............................       22,515,625
           1 *Viacom, Inc. Cl. A..............................               68
       2,800 Washington Post Co., Cl. B.......................        1,524,600
      95,000 *Young Broadcasting, Inc. Cl. A..................        6,222,500
                                                                 --------------
                                                                     97,671,501
                                                                 --------------
             REAL ESTATE - 2.6%
      40,000 AMB Property Corp. REIT..........................          955,000
      20,000 Apartment Investment & Management Co. Cl. A
              REIT............................................          760,000
      60,000 Arden Realty Group, Inc. REIT....................        1,417,500
      71,200 Berkshire Realty Co., Inc. REIT..................          778,750
     158,000 Brandywine Realty Trust REIT.....................        3,150,125
     145,000 CarrAmerica Realty Corp. REIT....................        3,905,938
      20,000 CBL & Associates Properties, Inc. REIT...........          486,250
      78,000 Crescent Real Estate Equities, Inc. REIT.........        2,291,250
      75,000 Entertainment Properties Trust REIT..............        1,378,125
      66,100 Gables Residential Trust REIT....................        1,772,306
     100,000 Kilroy Realty Corp. REIT.........................        2,268,750
      64,000 Kimco Realty Corp. REIT..........................        2,368,000
      85,000 Liberty Property Trust REIT......................        2,130,313
     165,000 Mack-Cali Realty Corp. REIT......................        5,125,312
     170,000 Meditrust Co. REIT...............................        3,825,000
     165,400 Patriot American Hospitality, Inc. REIT..........        3,142,600
      20,000 RFS Hotel Investors, Inc. REIT...................          341,250
     160,000 *Servico, Inc. ..................................        2,160,000
     199,851 Starwood Hotels & Resorts Trust REIT.............        8,206,382

                                   EVERGREEN
                            Growth and Income Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998

   Shares                                                             Value

 COMMON STOCKS - CONTINUED
             REAL ESTATE - CONTINUED
     132,600 Sunstone Hotel Investors, Inc. REIT...............   $    1,475,175
     255,300 Weeks Corp. REIT..................................        7,371,787
                                                                  --------------
                                                                      55,309,813
                                                                  --------------
             RETAILING & WHOLESALE - 2.9%
     116,600 *Autozone, Inc. ..................................        3,993,550
     169,000 Avnet, Inc. ......................................        9,273,875
     290,600 *Cole National Corp. Cl. A........................        9,589,800
     150,000 J. C. Penney Co., Inc. ...........................        8,803,125
      52,600 Longs Drug Stores Corp. ..........................        1,453,075
     113,100 Mercantile Stores Co., Inc. ......................        8,970,244
     318,825 *Proffitts, Inc. .................................       10,042,987
     105,000 Rite Aid Corp. ...................................        4,147,500
     118,000 *Saks Holdings, Inc. .............................        3,031,125
      20,400 Shopko Stores, Inc. ..............................          596,700
       8,200 *Timberland Co. Cl. A.............................          528,900
      20,000 *Tommy Hilfiger Corp. ............................        1,121,250
                                                                  --------------
                                                                      61,552,131
                                                                  --------------
             TELECOMMUNICATION SERVICES & EQUIPMENT - 0.5%
     168,000 *Aspect Telecommunications Corp. .................        5,360,250
      50,000 Mediaone Group, Inc. .............................        2,415,625
      70,000 *Univision Communications, Inc. Cl. A.............        2,555,000
                                                                  --------------
                                                                      10,330,875
                                                                  --------------
             TRANSPORTATION - 4.4%
     276,600 *Atlas Air, Inc. .................................       10,199,625
     780,000 Bombardier, Inc., Cl. B...........................       10,737,970
     190,000 Burlington Northern Santa Fe......................       19,558,125
     612,600 Kansas City Southern Industries, Inc. ............       30,093,975
     140,000 +Petroleum Helicopters, Inc. .....................        2,563,750
     138,500 Southwest Airlines Co. ...........................        4,561,844
     413,000 Union Pacific Corp. ..............................       17,346,000
                                                                  --------------
                                                                      95,061,289
                                                                  --------------
             UTILITIES - ELECTRIC - 1.1%
      64,000 Commonwealth Energy System........................        2,272,000
     140,900 Energy East Corp. ................................        5,636,000
      70,000 Houston Industries, Inc. .........................        1,955,625
      40,000 Texas Utilities Co. ..............................        1,602,500
     400,000 TNP Enterprises, Inc. ............................       12,900,000
                                                                  --------------
                                                                      24,366,125
                                                                  --------------
             UTILITIES - GAS - 0.9%
     245,800 Marketspan Corp. .................................        6,774,863
     288,100 Northwest Natural Gas Co. ........................        7,562,625
     184,400 Piedmont Natural Gas Co., Inc. ...................        5,370,650
                                                                  --------------
                                                                      19,708,138
                                                                  --------------
             UTILITIES - TELEPHONE - 1.9%
     160,000 *AirTouch Communications, Inc. ...................        9,410,000
      62,000 AT&T Corp. .......................................        3,758,750
     150,000 Century Telephone Enterprises, Inc. ..............        7,462,500

   Shares                                                             Value

 COMMON STOCKS - CONTINUED
             UTILITIES - TELEPHONE - CONTINUED
     143,000 Cincinnati Bell, Inc. ............................   $    4,593,875
     200,000 GTE Corp. ........................................       10,875,000
      75,000 MCI Communications Corp. .........................        4,856,250
       1,365 U.S. West, Inc. ..................................           72,857
                                                                  --------------
                                                                      41,029,232
                                                                  --------------
             Total Common Stocks
              (cost $1,322,443,411)............................    1,751,474,706
                                                                  --------------
 PREFERRED STOCKS - 0.0%
             HEALTHCARE PRODUCTS &
              SERVICES - 0.0%
     130,000 *Fresenius National Med Care, Inc. Ser. D.........            8,840
                                                                  --------------
             Total Preferred Stocks
              (cost $22,740)...................................            8,840
                                                                  --------------
 CONVERTIBLE PREFERRED - 0.1%
             PAPER & PACKAGING - 0.1%
      78,375 *Sealed Air Corp. ................................        3,497,485
                                                                  --------------
             Total Convertible Preferred
              (cost $2,426,965)................................        3,497,485
                                                                  --------------

  Principal
   Amount

 SHORT-TERM INVESTMENTS - 19.7%
             COMMERCIAL PAPER - 17.2%
 $13,300,000 Akzo Nobel, Inc.
              5.62%, 8/6/98....................................       13,289,618
  37,500,000 Banc One Funding Corp.
              5.51%, 9/18/98...................................       37,224,500
  25,800,000 BHF Finance (De), Inc.
              5.52%, 9/18/98...................................       25,610,112
   2,800,000 Cambridge Massachusetts
              Water Pollution
              5.58%, 9/1/98....................................        2,786,546
  19,500,000 Citibank Capital Markets Assets
              Yr 1+2
              5.57%, 8/28/98...................................       19,418,539
   5,850,000 Dollar Thrifty Funding Corp.
              5.55%, 8/7/98....................................        5,845,228
  25,000,000 Du Pont (E.I.) De Nemours & Co. 5.54%, 8/24/98....       24,911,514
  36,650,000 Finova Capital Corp.
              5.54%, 9/3/98....................................       36,463,879
  37,400,000 General Motors Acceptance Corp. 5.50%, 8/20/98....       37,291,436
  17,400,000 Goldman Sachs Group
              5.53%, 8/17/98...................................       17,357,235
             Great Lakes Chemical Corp.:
   1,000,000 5.51%, 9/1/98.....................................          995,255
  14,000,000 5.53%, 8/10/98....................................       13,980,645
  18,000,000 Island Finance Puerto Rico, Inc. 5.55%, 8/11/98...       17,972,250
  30,000,000 Knight-Ridder Inc.
              5.65%, 8/14/98...................................       29,938,792
             Marsh & McLennan Co., Inc.:
   2,200,000 5.51%, 9/4/98.....................................        2,188,551
  27,000,000 5.54%, 8/27/98....................................       26,891,970

                                   EVERGREEN
                            Growth and Income Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998

  Principal
   Amount                                                             Value

 SHORT-TERM INVESTMENTS - CONTINUED
             COMMERCIAL PAPER - CONTINUED
 $ 7,750,000 Massachusetts College of
              Pharmacy and Allied Health Services
              5.55%, 8/20/98...................................   $    7,727,299
   5,800,000 Monsanto Company Series B 5.50%, 9/10/98..........        5,764,555
  12,700,000 Morgan (J.P.) & Co., Inc.
              5.52%, 8/17/98...................................       12,668,843
   1,000,000 Pfizer, Inc.
              5.53%, 8/3/98....................................          999,693
   7,900,000 Power Authority Str New York 5.53%, 9/14/98.......        7,846,605
     850,000 Queens Health System
              5.55%, 8/6/98....................................          849,345
  22,200,000 Twin Towers, Inc.
              5.58%, 8/18/98...................................       22,141,503
                                                                  --------------
                                                                     370,163,913
                                                                  --------------

* Non-income producing securities.
+ Investment in a non-controlled affiliate. The fund owns over 5% of the outstanding voting shares of Strattec Security Corp. and Petroleum Helicopters, Inc. with a cost basis of $4,202,147 and $2,392,500 re-spectively at July 31, 1998. The Fund earned $7,000 of income from Pe-troleum Helicopters, Inc. during the period ending July 31, 1998.
(a) Less than one-tenth of a percent.

SUMMARY OF ABBREVIATIONS:
ADR  American Depository Receipts
REIT Real Estate Investment Trust.

  Principal
   Amount                                                            Value

 SHORT-TERM INVESTMENTS - CONTINUED
             GOVERNMENT AGENCY NOTES & BONDS - 2.5%
 $32,000,000 Federal Home Loan Mortgage Discount Notes
              5.46%, 8/28/98..................................   $   31,868,960
  21,000,000 Federal National Mortgage Association Discount
              Notes 5.44%, 8/14/98............................       20,958,747
                                                                 --------------
                                                                     52,827,707
                                                                 --------------
             Total Short-Term Investments
              (cost $422,991,620).............................      422,991,620
                                                                 --------------

             TOTAL INVESTMENTS -
              (COST $1,747,884,736)....................   101.4%  2,177,972,651
             OTHER ASSETS AND
              LIABILITIES - NET........................    (1.4)    (30,651,773)
                                                          -----  --------------
             NET ASSETS................................   100.0% $2,147,320,878
                                                          =====  ==============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                               Income and Growth

                            SCHEDULE OF INVESTMENTS
                                 July 31, 1998

   Shares                                                              Value

 COMMON STOCKS - 65.7%
            AUTOMOTIVE EQUIPMENT &
             MANUFACTURING - 1.3%
    175,900 Dana Corp. ..........................................   $  8,751,025
     50,000 General Motors Corp. ................................      3,615,625
                                                                    ------------
                                                                      12,366,650
                                                                    ------------
            BANKS - 15.5%
     26,775 AmSouth Bancorp......................................      1,062,633
    100,000 Associated Banc Corp. ...............................      3,800,000
    284,000 BancorpSouth, Inc. ..................................      5,573,500
    170,100 Bankers Trust Corp. .................................     19,061,831
    192,500 +CB Bancshares, Inc. ................................      6,833,750
     24,850 CCB Financial Corp. .................................      2,863,962
    200,000 Commonwealth Bank of Australia.......................      2,497,442
     77,606 F&M National Corp. ..................................      2,202,070
     35,100 First American Corp. ................................      1,649,700
    300,300 First Hawaiian, Inc. ................................      9,947,437
     40,000 First Tennessee National Corp. ......................      1,255,000
    120,750 First Virginia Banks, Inc. ..........................      6,633,703
      8,200 FirstMerit Corp. ....................................        240,363
    100,000 Fleet Financial Group, Inc. .........................      8,593,750
    319,410 Interchange Financial Services Corp. ................      6,348,274
    100,000 KeyCorp .............................................      3,400,000
     18,271 M & T Bank Corp. ....................................      9,720,172
    100,000 Marshall & Ilsley Corp. .............................      5,618,750
     77,346 Mercantile Bancorp, Inc. ............................      4,205,689
    153,000 Norwest Corp. .......................................      5,498,437
     15,625 One Valley Bancorp of West Virginia, Inc. ...........        528,320
     50,326 Premier National Bancorp Inc. .......................      1,056,846
     79,254 Second Bancorp, Inc. ................................      2,219,112
     10,000 Summit Bancorp ......................................        447,500
    111,375 Susquehanna Bancshares, Inc. ........................      2,505,938
    228,772 Union Planters Corp. ................................     12,468,074
      7,000 United Bankshares, Inc. .............................        194,250
    107,320 USBancorp, Inc. .....................................      8,236,810
  1,930,402 Westpac Banking Corp., Ltd. .........................     12,211,023
                                                                    ------------
                                                                     146,874,336
                                                                    ------------
            BUILDING, CONSTRUCTION &
             FURNISHINGS - 2.4%
    330,000 Armstrong World Industries,Inc. .....................     20,336,250
     37,100 La-Z-Boy Chair Co. ..................................      2,114,700
                                                                    ------------
                                                                      22,450,950
                                                                    ------------
            CAPITAL GOODS - 1.1%
    221,500 Caterpillar, Inc. ...................................     10,742,750
                                                                    ------------
            COMMUNICATION SYSTEMS &
             SERVICES - 0.3%
     51,641 *WorldCom, Inc. .....................................      2,730,518
                                                                    ------------
            CONSUMER PRODUCTS &
             SERVICES - 0.6%
    215,000 Tupperware Corp. ....................................      5,428,750
                                                                    ------------
            DIVERSIFIED COMPANIES - 0.5%
    225,000 Tomkins Plc, ADR.....................................      4,809,375
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - CONTINUED
            ELECTRICAL EQUIPMENT &
             SERVICES - 1.4%
      5,000 Hubbell, Inc. Cl. A..................................   $    203,750
    220,000 Hubbell, Inc. Cl. B..................................      9,240,000
     98,800 Thomas & Betts Corp. ................................      4,050,800
                                                                    ------------
                                                                      13,494,550
                                                                    ------------
            FINANCE & INSURANCE - 3.7%
    170,300 IPC Holdings Ltd. ...................................      4,512,950
    100,000 LaSalle Re Holdings Ltd. ............................      3,500,000
    100,000 Mid Ocean Ltd. ......................................      7,900,000
    195,800 Ohio Casualty Corp. .................................      8,345,975
    110,000 Paine Webber Group, Inc. ............................      5,183,750
    143,200 Provident Co., Inc. .................................      5,280,500
                                                                    ------------
                                                                      34,723,175
                                                                    ------------
            FOOD & BEVERAGE PRODUCTS - 0.2%
      1,000 Sara Lee Corp. ......................................         50,125
     62,400 Sbarro, Inc. ........................................      1,532,700
                                                                    ------------
                                                                       1,582,825
                                                                    ------------
            HEALTHCARE PRODUCTS &
             SERVICES - 3.1%
     53,000 *ADAC Laboratories...................................      1,444,250
     70,000 American Home Products Corp. ........................      3,605,000
    175,000 Baxter International, Inc. ..........................     10,456,250
     59,400 Bristol-Myers Squibb Co. ............................      6,767,887
     47,600 Merck & Co., Inc. ...................................      5,869,675
     22,500 Shared Medical System Corp. .........................      1,527,188
                                                                    ------------
                                                                      29,670,250
                                                                    ------------
            METAL PRODUCTS & SERVICES - 0.3%
    200,601 Freeport McMoRan Copper & Gold, Inc. Cl. A...........      2,846,027
                                                                    ------------
            OIL/ENERGY - 1.7%
    100,000 Atlantic Richfield Co. ..............................      6,775,000
     26,100 Consolidated Natural Gas Co. ........................      1,349,044
    293,100 Equitable Resources, Inc. ...........................      7,217,588
     10,000 National Fuel Gas Co. ...............................        413,125
      5,929 *Santa Fe Energy Resources, Inc. ....................         52,249
                                                                    ------------
                                                                      15,807,006
                                                                    ------------
            PUBLISHING, BROADCASTING &
             ENTERTAINMENT - 0.1%
     50,000 Reader's Digest Association, Inc. (The)..............      1,412,500
                                                                    ------------
            REAL ESTATE - 7.4%
     55,000 Burnham Pacific Properties, Inc. REIT................        759,687
  1,000,000 Canadian Hotel Properties REIT.......................      7,280,429
    324,900 Equity Residential Properties Trust REIT.............     13,645,800
    412,700 Gables Residential Trust REIT........................     11,065,519
    462,000 Kranzco Realty Trust REIT............................      8,316,000
    850,000 Meditrust Co. REIT...................................     19,125,000
    260,050 Post Property, Inc. REIT.............................     10,320,734
                                                                    ------------
                                                                      70,513,169
                                                                    ------------

                                   EVERGREEN
                               Income and Growth

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998

   Shares                                                              Value

 COMMON STOCKS -  CONTINUED
            RETAILING & WHOLESALE - 0.8%
    100,000 Mercantile Stores Co., Inc. .........................   $  7,931,250
                                                                    ------------
            TELECOMMUNICATION SERVICES &
             EQUIPMENT - 4.1%
  2,003,000 Telecom Corp. New Zealand Ltd. ......................     39,308,875
                                                                    ------------
            THRIFT INSTITUTIONS - 0.4%
     56,000 First Essex Bancorp, Inc. ...........................      1,211,000
    122,000 +Jacksonville Bancorp, Inc. .........................      2,211,250
     10,430 Peoples Heritage Financial Group.....................        235,979
                                                                    ------------
                                                                       3,658,229
                                                                    ------------
            TRANSPORTATION - 1.1%
    260,000 Union Pacific Corp. .................................     10,920,000
                                                                    ------------
            UTILITIES - ELECTRIC - 7.9%
     10,650 Black Hills Corp. ...................................        255,600
    100,000 Central & South West Corp. ..........................      2,543,750
      6,500 Central Hudson Gas & Electric Corp. .................        280,313
    239,000 FPL Group, Inc. .....................................     14,534,187
    100,000 Houston Industries, Inc. ............................      2,793,750
    123,826 Interstate Energy Corp. .............................      3,629,650
    695,524 LG & E Energy Corp. .................................     16,953,397
    180,000 MDU Resources Group, Inc. ...........................      4,083,750
    250,000 Midamerican Energy Holdings Co.......................      5,093,750
    301,500 PP&L Resources, Inc. ................................      6,991,031
    275,000 Public Service Enterprise Group, Inc. ...............      8,989,063
    101,300 Texas Utilities Co. .................................      4,058,331
    150,200 TNP Enterprises, Inc. ...............................      4,843,950
                                                                    ------------
                                                                      75,050,522
                                                                    ------------
            UTILITIES - GAS - 5.7%
     73,300 Chesapeake Utilities Corp. ..........................      1,273,588
  1,035,848 Marketspan Corp. ....................................     28,550,560
     76,700 New Jersey Resources Corp. ..........................      2,626,975
    510,700 Peoples Energy Corp. ................................     17,874,500
     29,300 Piedmont Natural Gas Co., Inc. ......................        853,363
     10,000 South Jersey Industries, Inc. .......................        258,125
     93,685 UGI Corp. ...........................................      2,201,597
      8,300 Yankee Energy System, Inc. ..........................        199,719
                                                                    ------------
                                                                      53,838,427
                                                                    ------------
            UTILITIES - TELEPHONE - 2.6%
    105,100 Frontier Corp. ......................................      3,527,419
    250,000 GTE Corp. ...........................................     13,593,750
    100,000 *Nortel Inversora SA MEDS............................      6,250,000
     20,000 U.S. West, Inc. .....................................      1,067,500
                                                                    ------------
                                                                      24,438,669
                                                                    ------------
            OTHER SECURITIES - 3.5%..............................     33,915,403
                                                                    ------------
            Total Common Stocks
             (cost $568,548,771).................................    624,514,206
                                                                    ------------
 CONVERTIBLE PREFERRED - 30.1%
            BANKS - 0.6%
    210,000 National Australia Bank, Ltd.
             7.875%, Series UNIT.................................      6,168,750
                                                                    ------------

   Shares                                                             Value

 CONVERTIBLE PREFERRED - CONTINUED
            CHEMICAL & AGRICULTURAL
             PRODUCTS - 1.5%
    485,000 Merrill Lynch & Co., Inc.
             6.25%, Series IGL, STRYPES (exchangeable for IMC
             Global, Inc. common stock).........................   $ 14,065,000
                                                                   ------------
            COMMUNICATION SYSTEMS & SERVICES - 3.6%
    700,000 AirTouch Communications, Inc.
             6.00%, Series B....................................     33,950,000
                                                                   ------------
            CONSUMER PRODUCTS &
             SERVICES - 1.0%
    302,000 Cendant Corp.
             7.50%, PRIDES......................................      9,928,250
                                                                   ------------
            DIVERSIFIED COMPANIES - 0.2%
     35,000 Corning, Inc.
             6.00%, MIPS........................................      1,850,625
                                                                   ------------
            ELECTRICAL EQUIPMENT &
             SERVICES - 0.7%
    165,000 Pioneer Standard Financial Trust
             6.75%, 144A........................................      7,033,950
                                                                   ------------
            FINANCE & INSURANCE - 3.1%
    100,000 American General Corp.
             6.00%, Series A, MIPS..............................      8,650,000
    270,000 Frontier Financing Trust
             6.25%, TOPRS.......................................     14,512,500
    100,000 St. Paul Capital
             6.00%, MIPS........................................      6,400,000
                                                                   ------------
                                                                     29,562,500
                                                                   ------------
            FOOD & BEVERAGE PRODUCTS - 4.1%
    300,000 Dole Food Co.
             7.00%, TRACES......................................     12,750,000
    495,300 Wendys Financing I
             5.00%, Series A, TECONS............................     26,374,725
                                                                   ------------
                                                                     39,124,725
                                                                   ------------
            LEISURE & TOURISM - 0.8%
    170,000 Lodgian Capital Trust I
             7.00%, CRESTS, 144A................................      7,299,800
                                                                   ------------
            METAL PRODUCTS & SERVICES - 1.3%
    212,800 Freeport McMoRan Copper & Gold, Inc. 7.00%, EDS.....      3,976,700
    100,000 Timet Capital Trust I
             6.625%, BUCS, 144A.................................      3,987,500
    405,000 Worthington Industries, Inc.
             7.25%, DECS
             (exchangeable for Rouge Steel Co. common stock)....      4,252,500
                                                                   ------------
                                                                     12,216,700
                                                                   ------------
            OIL/ENERGY - 0.5%
     95,000 Callon Petroleum Co.
             8.50%, Series A....................................      2,992,500
     48,000 Nuevo Energy Co.
             5.75%, Series A, TECONS............................      2,040,000
                                                                   ------------
                                                                      5,032,500
                                                                   ------------

                                   EVERGREEN
                            Income and Growth Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998


   Shares                                                             Value

 CONVERTIBLE PREFERRED - CONTINUED
            OIL FIELD SERVICES - 0.8%
    100,000 EVI, Inc.
             5.00%, 144A........................................   $  3,725,000
    100,000 Hvide Capital Trust
             6.50%, 144A........................................      3,963,000
                                                                   ------------
                                                                      7,688,000
                                                                   ------------
            PUBLISHING, BROADCASTING & ENTERTAINMENT - 2.8%
    335,000 Houston Industries, Inc.
             7.00%, ACES
             (exchangeable for Time Warner, Inc. common stock)..     26,213,750
                                                                   ------------
            TELECOMMUNICATION SERVICES & EQUIPMENT - 3.3%
    600,000 Qualcomm Financial Trust I
             5.75%..............................................     31,164,000
                                                                   ------------
            TRANSPORTATION - 1.5%
     30,000 CNF Trust I
             5.00%, Ser. A, TECONS (exchangeable for CNF
             Transportation, Inc. common stock).................      1,890,000
    280,000 Union Pacific Capital Trust
             6.25%, 144A........................................     12,740,000
                                                                   ------------
                                                                     14,630,000
                                                                   ------------
            UTILITIES - ELECTRIC - 1.3%
    168,000 BNDES Participacoes S.A.
             10.50%, DECS
             (exchangeable into Electrobras shares).............      5,460,000
    130,000 Texas Utilities Co.
             9.25%, PRIDES......................................      6,613,750
                                                                   ------------
                                                                     12,073,750
                                                                   ------------
            UTILITIES - GAS - 1.5%
    594,500 MCN Corp.
             8.75%, PRIDES......................................     13,784,969
                                                                   ------------
            UTILITIES - TELEPHONE - 1.5%
    315,000 Philippine Long Distance Telephone Co., GDS
             7.00%, Series III..................................     14,529,375
                                                                   ------------
            Total Convertible Preferred
             (cost $290,318,758)................................    286,316,644
                                                                   ------------

 Principal
   Amount                                                          Value
            BUSINESS EQUIPMENT &
 CONVERTIBLE SERVICES - 0.7%DEBENTURES - 3.3%
            HMT Technology Corp.:
 $3,500,000 5.75%, 1/15/04, 144A.............................   $  2,590,000
    400,000 5.75%, 1/15/04...................................        296,000
  4,000,000 Quantum Corp.
             7.00%, 8/1/04...................................      3,720,000
    250,000 Tecnomatix Technologies Ltd.
             5.25%, 2/15/98, 144A............................        185,938
                                                                ------------
                                                                   6,791,938
                                                                ------------
            ELECTRICAL EQUIPMENT &
             SERVICES - 1.2%
  9,700,000 Photronics, Inc.
             6.00%, 6/1/04...................................      9,372,625
  1,000,000 Sci Systems, Inc.
             5.00%, 5/1/06, 144A.............................      1,670,000
                                                                ------------
                                                                  11,042,625
                                                                ------------
            INDUSTRIAL SPECIALTY PRODUCTS & SERVICES - 0.2%
  1,000,000 Solectron Corp.
             6.00%, 3/1/06, 144A.............................      1,515,000
                                                                ------------
            OIL/ENERGY - 0.1%
  1,318,000 Swift Energy Co.
             6.25%, 11/15/06.................................      1,166,430
                                                                ------------
            OIL FIELD SERVICES - 1.1%
            Key Energy Group, Inc.:
  5,750,000 5.00%, 9/15/04, 144A.............................      4,111,250
  1,250,000 7.00%, 7/1/03, 144A..............................      1,431,250
            Offshore Logistics, Inc.:
  3,775,000 6.00%, 12/15/03, 144A............................      3,218,187
  2,000,000 6.00%, 12/15/03..................................      1,705,000
                                                                ------------
                                                                  10,465,687
                                                                ------------
            Total Convertible Debentures
             (cost $35,128,220)..............................     30,981,680
                                                                ------------

            TOTAL INVESTMENTS -
             (COST $893,995,749)..........................    99.1%  941,812,530
            OTHER ASSETS AND LIABILITIES - NET............     0.9     8,841,297
                                                             -----  ------------
            NET ASSETS....................................   100.0% $950,653,827
                                                             =====  ============

* Non-income producing securities.
+ Investment in a non-controlled affiliate. The Fund owns over 5% of the out-standing voting shares of CB Bancshares, Inc. and Jacksonville Bancorp, Inc. The Fund has a cost basis of $6,024,625 and $1,320,000, respectively, in these issues at July 31, 1998. The Fund earned $40,425 and $60,500 of income, respectively, from these investments during the period ending July 31, 1998.
144A Rule 144A securities are restricted as to resale to qualified institu-
     tional investors.
SUMMARY OF ABBREVIATIONS:
ACESAutomatically Convertible Equity Securities
ADRAmerican Depository Receipts
BUCSBeneficial Unsecured Convertible Securities
CRESTSConvertible Redeemable Equity Structured Trust Securities
DECSDividend Enhanced Convertible Stock
EDSExchangeable Depository Shares
GDSGlobal Depository Shares
MIPSMonthly Income Preferred Shares
PRIDESPreferred Redeemable Increased Dividend Equity Securities
REITReal Estate Investment Trust
STRYPESStructured Yield Product Exchangeable for Stock
TECONSTerm Convertible Shares
TOPRSTrust Originated Preferred Securities
TRACESTrust Automatic Common Exchangeable Securities

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Small Cap Equity Income Fund

                            SCHEDULE OF INVESTMENTS
                                 July 31, 1998

   Shares                                                              Value

 COMMON STOCKS - 69.3%
            AEROSPACE & DEFENSE - 3.0%
    214,300 Curtiss Wright Corp. ................................   $  9,094,356
                                                                    ------------
            AUTOMOTIVE EQUIPMENT & MANUFACTURING - 0.2%
     53,200 Simpson Industries, Inc. ............................        635,075
                                                                    ------------
            BANKS - 6.6%
    108,750 ABC Bancorp..........................................      1,631,250
     31,500 Amcore Financial, Inc. ..............................        803,250
      6,000 BancorpSouth, Inc. ..................................        117,750
     20,000 Bank of Essex........................................        433,750
     18,800 Britton & Koontz Capital Corp. ......................        411,250
     28,800 BSB Bancorp, Inc. ...................................        936,000
      2,625 Carrollton Bancorp...................................         97,125
     25,000 CB Bancshares, Inc. .................................        887,500
     32,550 Commercial Bankshares, Inc. .........................        748,650
      8,200 Community Bancshares, Inc. ..........................        221,400
     40,000 Cowlitz Bancorp......................................        430,000
      2,500 First Midwest Bancorp, Inc. .........................        103,750
     30,000 First Oak Brook Bancshares, Inc. Cl. A...............      1,282,500
     95,552 First State Bancorp..................................      2,161,864
    162,000 Granite State Bankshares, Inc. ......................      4,212,000
     30,000 Independent Bankshares, Inc. ........................        460,312
     20,943 Interchange Financial Services Corp. ................        416,242
     15,000 James River Bankshares, Inc. ........................        330,000
      4,000 Northern States Financial Corp. .....................        127,000
     87,125 One Valley Bancorp of West Virginia, Inc. ...........      2,945,914
      4,668 Pacific Century Financial Corp. .....................         91,610
     14,620 Premier National Bancorp Inc. .......................        307,020
     24,000 South Alabama Bancorp, Inc. .........................        474,000
     11,250 Susquehanna Bancshares, Inc. ........................        253,125
     23,200 Union Bankshares Corp. ..............................        504,600
                                                                    ------------
                                                                      20,387,862
                                                                    ------------
            BUILDING, CONSTRUCTION & FURNISHINGS - 2.2%
     28,000 La-Z-Boy Chair Co. ..................................      1,596,000
    315,100 Shelby Williams Industries, Inc. ....................      4,726,500
     12,413 *Toll Brothers, Inc. ................................        325,065
                                                                    ------------
                                                                       6,647,565
                                                                    ------------
            BUSINESS EQUIPMENT &
             SERVICES - 0.7%
    169,400 Tab Products Co. ....................................      1,990,450
                                                                    ------------
            CHEMICAL & AGRICULTURAL
             PRODUCTS - 0.9%
     95,000 Learonal, Inc. ......................................      1,941,563
     25,500 Stepan Co. ..........................................        733,125
                                                                    ------------
                                                                       2,674,688
                                                                    ------------
            CONSUMER PRODUCTS &
             SERVICES - 9.3%
    311,500 CPI Corp. ...........................................      7,787,500
     85,500 General Housewares Corp. ............................        881,719
    230,140 +Knape & Vogt Manufacturing Co. .....................      5,005,545
    100,000 Mikasa, Inc. Cl. B...................................      1,318,750

   Shares                                                              Value

 COMMON STOCKS - CONTINUED
            CONSUMER PRODUCTS &
             SERVICES - CONTINUED
    100,000 Polaris Industries, Inc. ............................   $  3,812,500
     26,300 Russ Berrie & Co., Inc. .............................        604,900
    310,000 Stride Rite Corp. ...................................      3,758,750
    328,600 York Group, Inc. ....................................      5,504,050
                                                                    ------------
                                                                      28,673,714
                                                                    ------------
            DIVERSIFIED COMPANIES - 2.7%
    379,000 Matthews International Corp. Cl. A...................      8,338,000
                                                                    ------------
            ELECTRICAL EQUIPMENT &
             SERVICES - 2.9%
    225,800 Boston Acoustics, Inc. ..............................      9,032,000
                                                                    ------------
            FINANCE & INSURANCE - 2.4%
     26,600 Arthur J. Gallagher & Co. ...........................      1,042,387
      5,000 LaSalle Re Holdings Ltd. ............................        175,000
    100,000 Morgan Keegan, Inc. .................................      2,368,750
    122,500 Pxre Corp. ..........................................      3,307,500
     16,000 Trenwick Group, Inc. ................................        556,000
                                                                    ------------
                                                                       7,449,637
                                                                    ------------
            FOOD & BEVERAGE PRODUCTS - 0.7%
    101,000 Bridgford Foods Corp. ...............................      1,325,625
     20,000 Lance, Inc. .........................................        378,125
     78,800 Smithfield Companies, Inc. ..........................        566,375
                                                                    ------------
                                                                       2,270,125
                                                                    ------------
            HEALTHCARE PRODUCTS &
             SERVICES - 0.7%
      9,500 Kewaunee Scientific Corp. ...........................        108,656
     73,500 West Co., Inc. ......................................      2,044,219
                                                                    ------------
                                                                       2,152,875
                                                                    ------------
            INDUSTRIAL SPECIALTY PRODUCTS &
             SERVICES - 3.3%
     50,000 Badger Meter, Inc. ..................................      1,671,875
    100,000 Federal Signal Corp. ................................      2,268,750
     72,297 Flowserve Corp. .....................................      1,576,978
     84,100 Gorman Rupp Co. .....................................      1,503,287
     63,000 Hach Co. ............................................        637,875
     57,000 Hach Co. Cl. A.......................................        570,000
     18,700 Met-Pro Corp. .......................................        240,763
     55,800 Minuteman International, Inc. .......................        641,700
     46,400 Spartech Corp. ......................................        881,600
      8,000 Woodward Governor Co. ...............................        216,000
                                                                    ------------
                                                                      10,208,828
                                                                    ------------
            MACHINERY - DIVERSIFIED - 2.1%
    252,750 Hardinge Brothers, Inc. .............................      6,381,938
                                                                    ------------
            OIL/ENERGY - 5.2%
    205,800 Berry Petroleum Co. Cl. A............................      2,366,700
    235,500 Cabot Oil & Gas Corp. Cl. A..........................      4,032,937
    155,600 Penn Virginia Corp. .................................      3,559,350
    123,000 Quaker State Corp. ..................................      1,891,125
    370,000 Southwestern Energy Co. .............................      3,330,000
     67,600 Wiser Oil Co. .......................................        637,975
                                                                    ------------
                                                                      15,818,087
                                                                    ------------

                                   EVERGREEN
                         Small Cap Equity Income Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998

   Shares                                                              Value

 COMMON STOCKS - CONTINUED
            OIL FIELD SERVICES - 1.4%
    146,200 Lufkin Industries, Inc. .............................   $  4,322,038
                                                                    ------------
            PAPER & PACKAGING - 0.5%
    102,450 Tuscarora, Inc. .....................................      1,626,394
                                                                    ------------
            REAL ESTATE - 4.3%
     86,291 Bradley Real Estate, Inc. REIT.......................      1,839,077
    160,000 Eastgroup Properties, Inc. REIT......................      3,000,000
     95,000 Gables Residential Trust REIT........................      2,547,187
     60,000 Innkeepers USA Trust REIT............................        731,250
     90,000 Parkway Properties, Inc. REIT........................      2,677,500
     47,540 Post Property, Inc. REIT.............................      1,886,744
     50,000 Sunstone Hotel Investors, Inc. REIT..................        556,250
                                                                    ------------
                                                                      13,238,008
                                                                    ------------
            RETAILING & WHOLESALE - 0.1%
      6,800 Longs Drug Stores Corp. .............................        187,850
                                                                    ------------
            TELECOMMUNICATION SERVICES &
             EQUIPMENT - 1.2%
    250,000 Communications Systems, Inc. ........................      3,375,000
    126,000 Rohn Industries, Inc. ...............................        433,125
                                                                    ------------
                                                                       3,808,125
                                                                    ------------
            TEXTILE & APPAREL - 1.6%
     88,000 Oxford Industries, Inc. .............................      2,645,500
    143,200 Superior Uniform Group, Inc. ........................      2,148,000
                                                                    ------------
                                                                       4,793,500
                                                                    ------------
            THRIFT INSTITUTIONS - 4.3%
     72,000 Dime Financial Corp. ................................      2,421,000
     92,000 First Coastal Bankshares, Inc. ......................      1,472,000
      6,000 First Essex Bancorp, Inc. ...........................        129,750
     16,000 First Palm Beach Bancorp, Inc. ......................        676,000
     16,800 *Golden St. Bancorp, Inc. ...........................        463,050
    261,900 Horizon Financial Corp. .............................      4,124,925
     38,000 Jacksonville Bancorp, Inc. ..........................        688,750
     24,000 Maryland Federal Bancorp, Inc. ......................        996,000
    100,000 St. Paul Bancorp, Inc. ..............................      2,250,000
                                                                    ------------
                                                                      13,221,475
                                                                    ------------
            UTILITIES - ELECTRIC - 2.3%
     13,100 Central Hudson Gas & Electric Corp. .................        564,938
    124,100 Madison Gas & Electric Co. ..........................      2,761,225
    135,000 MDU Resources Group, Inc. ...........................      3,062,812
     26,000 Northwestern Corp. ..................................        646,750
                                                                    ------------
                                                                       7,035,725
                                                                    ------------
            UTILITIES - GAS - 5.9%
     34,200 Chesapeake Utilities Corp. ..........................        594,225
     30,000 Connecticut Energy Corp. ............................        768,750
     80,000 CTG Resources, Inc. .................................      1,855,000
     64,800 Delta Natural Gas Co., Inc. .........................      1,125,900
     40,000 Eastern Enterprises..................................      1,597,500
     27,400 NUI Corp. ...........................................        606,225
     76,600 Public Service Co. of North Carolina, Inc. ..........      1,532,000
    200,100 Semco Energy, Inc. ..................................      3,464,231

   Shares                                                             Value

 COMMON STOCKS - CONTINUED
            UTILITIES - GAS - CONTINUED
     56,000 Southwest Gas Corp. ................................   $  1,302,000
    165,500 UGI Corp. ..........................................      3,889,250
     50,000 Yankee Energy System, Inc. .........................      1,203,125
                                                                   ------------
                                                                     17,938,206
                                                                   ------------
            UTILITIES - TELEPHONE - 1.2%
     78,300 Hickory Tech Corp. .................................      3,650,738
                                                                   ------------
            OTHER SECURITIES - 3.6%.............................     11,126,751
                                                                   ------------
            Total Common Stocks
             (cost $212,015,803)................................    212,704,010
                                                                   ------------
 CONVERTIBLE PREFERRED - 12.0%
            ELECTRICAL EQUIPMENT &
             SERVICES - 1.5%
    110,000 Pioneer Standard Financial Trust
             6.75%, 144A........................................      4,689,300
                                                                   ------------
            FINANCE & INSURANCE - 2.1%
     12,000 American Heritage Life Investment Corp.
             8.50%, PRIDES......................................        828,000
     80,000 Frontier Financing Trust
             6.25%, TOPRS.......................................      4,300,000
    125,000 Philadelphia Consolidated Holdings, Inc.
             7.00%, PRIDES......................................      1,218,750
                                                                   ------------
                                                                      6,346,750
                                                                   ------------
            HEALTHCARE PRODUCTS &
             SERVICES - 2.2%
    170,000 Owens & Minor Trust I
             5.375%, TECONS, 144A...............................      6,885,000
                                                                   ------------
            INDUSTRIAL SPECIALTY PRODUCTS & SERVICES - 1.5%
    300,000 Cooper Industries, Inc.
             6.00%, DECS
             (exchangeable for Wyman-Gordon Co. common stock)...      4,500,000
                                                                   ------------
            LEISURE & TOURISM - 1.8%
    130,000 Lodgian Capital Trust I
             7.00%, CRESTS, 144A................................      5,582,200
                                                                   ------------
            METAL PRODUCTS & SERVICES - 0.8%
    239,000 Worthington Industries, Inc.
             7.25%, DECS
             (exchangeable for Rouge Steel Co. common stock)....      2,509,500
                                                                   ------------
            OIL/ENERGY - 0.3%
     26,000 Callon Petroleum Co.
             8.50%, Series A....................................        819,000
                                                                   ------------
            OIL FIELD SERVICES - 1.8%
            Hvide Capital Trust:
     40,000 6.50%, 144A.........................................      1,585,200
      7,000 6.50% Series AI.....................................        277,410
     90,000 6.50%...............................................      3,566,700
                                                                   ------------
                                                                      5,429,310
                                                                   ------------
            Total Convertible Preferred
             (cost $44,461,012).................................     36,761,060
                                                                   ------------

                                   EVERGREEN
                         Small Cap Equity Income Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998

 Principal
   Amount                                                              Value

 CONVERTIBLE DEBENTURES - 13.8%
            BANKS - 0.4%
 $1,350,000 Surety Capital Corp.
             9.00%, 3/31/08......................................   $  1,350,000
                                                                    ------------
            BUILDING, CONSTRUCTION & FURNISHINGS - 1.1%
  2,500,000 Eagle Hardware & Garden, Inc.
             6.25%, 3/15/01......................................      3,284,375
                                                                    ------------
            BUSINESS EQUIPMENT &
             SERVICES - 1.7%
  2,600,000 HMT Technology Corp.
             5.75%, 1/15/04......................................      1,924,000
  1,250,000 Interim Services, Inc.
             4.50%, 6/1/05.......................................      1,245,312
    200,000 Personnel Group Of America, Inc.
             5.75%, 7/1/04.......................................        250,000
            Tecnomatix Technologies Ltd.:
    500,000 5.25%, 8/15/04, 144A.................................        371,875
  2,000,000 5.25%, 8/15/04.......................................      1,487,500
                                                                    ------------
                                                                       5,278,687
                                                                    ------------
            CONSUMER PRODUCTS &
             SERVICES - 1.2%
  4,000,000 Action Performance Companies, Inc.
             4.75%, 4/1/05, 144A.................................      3,670,000
                                                                    ------------
            ELECTRICAL EQUIPMENT &
             SERVICES - 1.4%
  4,550,000 Photronics, Inc.
             6.00%, 6/1/04.......................................      4,396,438
                                                                    ------------
            HEALTHCARE PRODUCTS &
             SERVICES - 1.9%
  5,000,000 Alpharma, Inc.
             5.75%, 4/1/05, 144A.................................      5,206,500
    480,000 Meridian Diagnostics, Inc.
             7.00%, 9/1/06.......................................        453,600
                                                                    ------------
                                                                       5,660,100
                                                                    ------------
            INDUSTRIAL SPECIALTY PRODUCTS & SERVICES - 0.2%
    610,000 Robbins & Myers, Inc.
             6.50%, 9/1/03.......................................        724,375
                                                                    ------------
            INFORMATION SERVICES & TECHNOLOGY - 0.2%
    500,000 May & Speh, Inc.
             5.25%, 4/1/03.......................................        684,375
                                                                    ------------
            LEISURE & TOURISM - 2.0%
  2,400,000 Family Golf Centers, Inc.
             5.75%, 10/15/04, 144A...............................      2,877,000
  3,370,000 Speedway Motorsports, Inc.
             5.75%, 9/30/03......................................      3,395,275
                                                                    ------------
                                                                       6,272,275
                                                                    ------------
            OIL FIELD SERVICES - 2.8%
            Key Energy Group, Inc.:
  3,250,000 5.00%, 9/15/04, 144A.................................      2,323,750
    250,000 7.00%, 7/1/03, 144A..................................        286,250

 Principal
   Amount                                                              Value

 CONVERTIBLE DEBENTURES - CONTINUED
            OIL FIELD SERVICES - CONTINUED
            Offshore Logistics, Inc.:
 $1,425,000 6.00%, 12/15/03, 144A................................   $  1,214,812
  1,750,000 6.00%, 12/15/03......................................      1,491,875
  3,000,000 Seacor Holdings, Inc.
             5.375%, 11/15/06....................................      3,120,000
                                                                    ------------
                                                                       8,436,687
                                                                    ------------
            RETAILING & WHOLESALE - 0.9%
            Central Garden & Pet Co.:
    500,000 6.00%, 11/15/03, 144A................................        554,375
  2,000,000 6.00%, 11/15/03......................................      2,217,500
                                                                    ------------
                                                                       2,771,875
                                                                    ------------
            Total Convertible Debentures
             (cost $45,859,373)..................................     42,529,187
                                                                    ------------
 SHORT-TERM INVESTMENTS - 5.7%
            COMMERCIAL PAPER - 3.6%
    450,000 Aristar, Inc.
             5.60%, 8/13/98......................................        449,160
    640,000 Avnet, Inc.
             5.52%, 8/19/98......................................        638,234
  2,960,000 BTR Dunlop Finance, Inc.
             5.53%, 8/10/98......................................      2,955,908
  1,990,000 Dollar Thrifty Funding Corp.
             5.54%, 8/11/98......................................      1,986,938
    850,000 Glencore Asset Funding Corp.
             5.55%, 8/6/98.......................................        849,345
    315,000 Newell Co.
             5.55%, 8/31/98......................................        313,543
  1,580,000 Park Avenue Recreation Corp.
             5.55%, 8/3/98.......................................      1,579,513
  1,780,000 PHH Corp.
             5.70%, 8/21/98......................................      1,774,363
    450,000 Twin Towers, Inc.
             5.54%, 8/7/98.......................................        449,584
                                                                    ------------
                                                                      10,996,588
                                                                    ------------
            GOVERNMENT AGENCY NOTES & BONDS - 2.1%
            Federal Home Loan Mortgage Discount Notes:
  3,460,000 5.45%, 8/27/98.......................................      3,446,381
    615,000 5.48%, 8/21/98.......................................        613,128
  2,350,000 5.48%, 8/31/98.......................................      2,339,268
                                                                    ------------
                                                                       6,398,777
                                                                    ------------
            Total Short-Term Investments
             (cost $17,395,365)..................................     17,395,365
                                                                    ------------

            TOTAL INVESTMENTS -
             (COST $319,731,553).........................   100.8%  309,389,622
            OTHER ASSETS AND
             LIABILITIES - NET...........................    (0.8)   (2,303,539)
                                                            -----  ------------
            NET ASSETS...................................   100.0% $307,086,083
                                                            =====  ============

                                   EVERGREEN
                         Small Cap Equity Income Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998


* Non-income producing securities.
+ Investment in a non-controlled affiliate. The fund owns over 5% of the outstanding voting shares of Knape & Vogt Manufacturing Co. The Fund has a cost basis of $4,805,148 in the issue at July 31, 1998. The Fund earned $100,224 of income from this investment during the period ending July 31, 1998.
144A Rule 144A securities are restricted as to resale to qualified insti-tutional investors.

SUMMARY OF ABBREVIATIONS:
CRESTSConvertible Redeemable Equity Structured Trust Securities
DECSDividend Enhanced Convertible Stock
PRIDESPreferred Redeemable Increased Dividend Equity Securities
REITReal Estate Investment Trust
TECONSTerm Convertible Shares
TOPRSTrust Originated Preferred Securities

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Utility Fund

                            SCHEDULE OF INVESTMENTS
                                 July 31, 1998

   Shares                                                              Value

 COMMON STOCKS - 70.3%
            BANKS - 2.1%
     35,000 Fleet Financial Group, Inc. .........................   $  3,007,813
                                                                    ------------
            INFORMATION SERVICES &
             TECHNOLOGY - 1.9%
     75,000 *Altera Corp. .......................................      2,735,156
                                                                    ------------
            OIL/ENERGY - 2.6%
     70,000 Enron Corp. .........................................      3,705,625
                                                                    ------------
            OIL FIELD SERVICES - 1.8%
    150,000 *R & B Falcon Corp. .................................      2,465,625
                                                                    ------------
            REAL ESTATE - 2.8%
    145,000 Felcor Lodging Trust Inc. REIT.......................      4,005,625
                                                                    ------------
            UTILITIES - ELECTRIC - 44.8%
    100,000 Central Hudson Gas & Electric Corp. .................      4,312,500
    100,000 Cinergy Corp. .......................................      3,156,250
     70,000 Duke Power Co. ......................................      3,998,750
    100,000 Energy East Corp. ...................................      4,000,000
    170,000 Houston Industries, Inc. ............................      4,749,375
    125,000 Interstate Energy Corp. .............................      3,664,063
    180,000 Marketspan Corp. ....................................      4,961,250
    165,000 MDU Resources Group, Inc. ...........................      3,743,437
     80,000 New Century Energies, Inc. ..........................      3,330,000
     60,000 NIPSCO Industries, Inc. .............................      1,597,500
    100,000 Pinnacle West Capital Corp. .........................      4,275,000
    150,000 PP&L Resources, Inc. ................................      3,478,125
    100,000 Public Service Enterprise Group, Inc. ...............      3,268,750
    150,000 *Sempra Energy.......................................      3,778,125
    140,000 Teco Energy Inc. ....................................      3,552,500
    100,000 UtiliCorp United, Inc. ..............................      3,525,000
    135,000 Wisconsin Energy Corp. ..............................      3,839,062
                                                                    ------------
                                                                      63,229,687
                                                                    ------------
            UTILITIES - GAS - 2.9%
     75,000 Northwest Natural Gas Co. ...........................      1,968,750
     60,000 Peoples Energy Corp. ................................      2,100,000
                                                                    ------------
                                                                       4,068,750
                                                                    ------------
            UTILITIES - TELEPHONE - 11.4%
     55,000 BellSouth Corp. .....................................      3,757,188
     70,000 GTE Corp. ...........................................      3,806,250
     60,000 Sprint Corp. ........................................      4,200,000
     80,000 U.S. West, Inc. .....................................      4,270,000
                                                                    ------------
                                                                      16,033,438
                                                                    ------------
            Total Common Stocks
             (cost $85,025,361)..................................     99,251,719
                                                                    ------------
 CONVERTIBLE PREFERRED - 25.8%
            COMMUNICATION SYSTEMS &
             SERVICES - 3.3%
     95,000 AirTouch Communications, Inc.
             6.00%, Series B.....................................      4,607,500
                                                                    ------------

   Shares                                                             Value

 CONVERTIBLE PREFERRED - CONTINUED
            PUBLISHING, BROADCASTING &
             ENTERTAINMENT - 2.8%
     50,000 Houston Industries Inc.
             7.00%, ACES
             (exchangeable for Time Warner common stock)........   $  3,912,500
                                                                   ------------
            TELECOMMUNICATION SERVICES &
             EQUIPMENT - 2.6%
     70,000 Qualcomm Financial Trust I
             5.75%..............................................      3,675,000
                                                                   ------------
            UTILITIES - ELECTRIC - 11.9%
     50,000 AES Trust I
             5.375%, Series A, TECONS...........................      3,440,625
    135,000 BNDES Participacoes S.A.
             BNDESPAR, DECS (Eletrobras)........................      4,387,500
    500,000 Companhia Paranaense de
             Energia-Copel, Plc, ADR............................      5,437,500
     70,000 Texas Utilities Co.
             9.25%, PRIDES......................................      3,561,250
                                                                   ------------
                                                                     16,826,875
                                                                   ------------
            UTILITIES - GAS - 2.2%
     70,000 MCN Financing III
             8.00%, PRIDES......................................      3,158,750
                                                                   ------------
            UTILITIES - TELEPHONE - 3.0%
     70,000 Sprint Corp.
             8.25%, DECS
             (exchangeable for Southern N.E. Telephone common
             stock).............................................      4,307,187
                                                                   ------------
            Total Convertible Preferred
             (cost $33,061,261).................................     36,487,812
                                                                   ------------

 Principal
   Amount
 CONVERTIBLE DEBENTURES - 2.1%
            INFORMATION SERVICES & TECHNOLOGY - 2.1%
 $4,000,000 Adaptec, Inc.
             4.75%, 2/1/04......................................      3,050,000
                                                                   ------------
            Total Convertible Debentures
             (cost $3,530,000)..................................      3,050,000
                                                                   ------------
            TOTAL LONG-TERM INVESTMENTS
             (COST $121,616,622)................................    138,789,531
                                                                   ------------
 REPURCHASE AGREEMENT - 0.2%
    254,895 Donaldson, Lufkin & Jenrette Securities Corp.,
             5.62%, purchased 7/31/98, maturing 8/3/98, maturity
             value $255,014 (cost $254,895) (a).................        254,895
                                                                   ------------

            TOTAL INVESTMENTS -
             (COST $121,871,517)..........................    98.4%  139,044,426
            OTHER ASSETS AND LIABILITIES - NET............     1.6     2,211,887
                                                             -----  ------------
            NET ASSETS....................................   100.0% $141,256,313
                                                             =====  ============

                                   EVERGREEN
                                 Utility Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998


* Non-income producing securities.
(a) At July 31, 1998, the repurchase agreement was collateralized by:
    $260,000 U.S. Treasury Bond, 3.625%, 4/15/28; value including inter-est - $255,763.

SUMMARY OF ABBREVIATIONS:
ACESAutomatically Convertible Equity Securities
ADRAmerican Depository Receipt
DECSDividend Enhanced Convertible Stock
PRIDESPreferred Redeemable Increased Dividend Equity Securities
REITReal Estate Investment Trust
TECONSTerm Convertible Shares


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Value Fund

                            SCHEDULE OF INVESTMENTS
                                 July 31, 1998

    Shares                                                            Value

 COMMON STOCKS - 90.7%
              AUTOMOTIVE EQUIPMENT &
               MANUFACTURING - 0.6%
      106,900 Ford Motor Co. ..................................   $    6,086,619
                                                                  --------------
              BANKS - 19.3%
       77,220 Banc One Corp. ..................................        3,991,309
      122,600 BankAmerica Corp. ...............................       11,003,350
      430,600 BankBoston Corp. ................................       20,830,275
       84,800 Bankers Trust Corp. .............................        9,502,900
      102,200 Chase Manhattan Corp. ...........................        7,728,875
       47,000 Citicorp.........................................        7,990,000
      248,200 First Chicago NBD Corp. .........................       20,802,262
      457,400 First Tennessee National Corp. ..................       14,350,925
      336,725 Fleet Financial Group, Inc. .....................       28,937,305
      244,056 NationsBank Corp. ...............................       19,463,466
      185,700 SouthTrust Corp. ................................        7,509,244
      328,500 TCF Financial Corp. .............................        9,485,438
      107,600 Union Planters Corp. ............................        5,864,200
      271,300 Wachovia Corp. ..................................       23,230,062
                                                                  --------------
                                                                     190,689,611
                                                                  --------------
              BUSINESS EQUIPMENT &
               SERVICES - 0.1%
       10,000 Lucent Technologies, Inc. .......................          924,375
                                                                  --------------
              CHEMICAL & AGRICULTURAL
               PRODUCTS - 1.6%
        6,100 Du Pont (E. I.) De Nemours & Co. ................          378,200
      635,000 Morton International, Inc. ......................       15,359,063
                                                                  --------------
                                                                      15,737,263
                                                                  --------------
              COMMUNICATION SYSTEMS &
               SERVICES - 1.9%
      200,350 *Cisco Systems, Inc. ............................       19,183,512
                                                                  --------------
              CONSUMER PRODUCTS &
               SERVICES - 1.2%
      104,100 Colgate-Palmolive Co. ...........................        9,622,744
       18,200 Gillette Co. ....................................          953,225
       16,800 Procter & Gamble Co. ............................        1,333,500
                                                                  --------------
                                                                      11,909,469
                                                                  --------------
              DIVERSIFIED COMPANIES - 2.0%
      156,100 AlliedSignal, Inc. ..............................        6,790,350
      212,000 Tyco International Ltd. .........................       13,130,750
                                                                  --------------
                                                                      19,921,100
                                                                  --------------
              ELECTRICAL EQUIPMENT &
               SERVICES - 5.2%
      383,700 General Electric Co. ............................       34,269,206
       10,200 *LSI Logic.......................................          211,012
      295,100 Tandy Corp. .....................................       16,765,369
                                                                  --------------
                                                                      51,245,587
                                                                  --------------
              FINANCE & INSURANCE - 10.3%
      296,000 Allstate Corp. ..................................       12,561,500
       13,100 American General Corp. ..........................          894,894
       70,800 American International Group, Inc. ..............       10,677,525
       94,507 Associates First Capital Corp.
               Cl. A...........................................        7,342,013

    Shares                                                            Value

 COMMON STOCKS - CONTINUED
              FINANCE & INSURANCE - CONTINUED
        8,000 Chubb Corp. .....................................   $      587,000
      348,400 CIT Group, Inc. .................................       11,540,750
       30,200 Federal Home Loan Mortgage Corp. ................        1,426,950
      158,700 Federal National Mortgage Association............        9,839,400
      196,000 Greenpoint Financial Corp. ......................        7,778,750
        2,600 Lincoln National Corp. ..........................          248,950
      145,700 MBIA, Inc. ......................................        9,816,537
       21,200 Morgan Stanley, Dean Witter, Discover & Co. .....        1,845,725
      237,100 ReliaStar Financial Corp. .......................       11,766,087
       83,950 Travelers Group, Inc. ...........................        5,624,650
      242,200 Travelers Property Casualty Corp. Cl. A..........       10,475,150
                                                                  --------------
                                                                     102,425,881
                                                                  --------------
              FOOD & BEVERAGE
               PRODUCTS - 6.4%
      377,200 American Stores Co. .............................        8,746,325
      550,200 Archer Daniels Midland Co. ......................        9,422,175
      131,300 Coca Cola Co. ...................................       10,594,269
      444,200 Fortune Brands, Inc. ............................       16,407,637
      292,300 Philip Morris Companies, Inc. ...................       12,806,394
      115,700 Sara Lee Corp. ..................................        5,799,462
                                                                  --------------
                                                                      63,776,262
                                                                  --------------
              HEALTHCARE PRODUCTS &
               SERVICES - 13.0%
       20,000 Abbott Laboratories..............................          831,250
      237,800 American Home Products Corp. ....................       12,246,700
      212,800 Bristol-Myers Squibb Co. ........................       24,245,900
      197,800 HBO & Co. .......................................        5,828,919
      380,600 *HEALTHSOUTH Corp. ..............................        9,562,575
      244,900 Johnson & Johnson................................       18,918,525
       25,800 Lilly (Eli) & Co. ...............................        1,735,050
      129,500 Merck & Co., Inc. ...............................       15,968,969
      385,200 Pharmacia & Upjohn, Inc. ........................       18,248,850
      145,300 SmithKline Beecham Plc, ADR......................        8,318,425
      420,399 *Tenet Healthcare Corp. .........................       12,585,695
                                                                  --------------
                                                                     128,490,858
                                                                  --------------
              INFORMATION SERVICES &
               TECHNOLOGY - 7.1%
      185,700 *American Power Conversion Corp. ................        5,988,825
      244,200 EMC Corp. .......................................       11,965,800
      256,100 *Gateway 2000, Inc. .............................       13,829,400
       18,000 Intel Corp. .....................................        1,519,875
      143,800 International Business Machines Corp. ...........       19,053,500
      376,700 *Sun Microsystems, Inc. .........................       17,799,075
                                                                  --------------
                                                                      70,156,475
                                                                  --------------
              LEISURE & TOURISM - 0.1%
       30,600 Disney Walt Co. .................................        1,053,788
                                                                  --------------
              OIL/ENERGY - 8.6%
      150,800 Amoco Corp. .....................................        6,295,900

                                   EVERGREEN
                                  Value Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998

    Shares                                                            Value

 COMMON STOCKS - CONTINUED
              OIL/ENERGY - CONTINUED
       83,400 Atlantic Richfield Co. ..........................   $    5,650,350
      233,300 Burlington Resources, Inc. ......................        8,457,125
        9,900 Chevron Corp. ...................................          817,988
       36,700 Exxon Corp. .....................................        2,573,588
      145,900 Mobil Corp. .....................................       10,176,525
      161,500 Pennzoil Co. ....................................        7,267,500
       45,700 Royal Dutch Petroleum Co. .......................        2,330,700
      343,100 Sonat, Inc. .....................................       10,035,675
      166,600 Texaco, Inc. ....................................       10,131,362
      297,000 Unocal Corp. ....................................        9,726,750
      353,400 Williams Companies, Inc. ........................       11,330,887
                                                                  --------------
                                                                      84,794,350
                                                                  --------------
              PUBLISHING, BROADCASTING &
               ENTERTAINMENT - 0.1%
       17,200 *Viacom, Inc. Cl. B..............................        1,178,200
                                                                  --------------
              REAL ESTATE - 1.9%
      455,300 Equity Residential Properties Trust REIT.........       19,122,600
                                                                  --------------
              RETAILING & WHOLESALE - 1.5%
      299,900 Sears, Roebuck & Co. ............................       15,219,925
                                                                  --------------
              TELECOMMUNICATION SERVICES &
               EQUIPMENT - 1.4%
      160,000 Nokia Corp. ADR..................................       13,940,000
                                                                  --------------
              TEXTILE & APPAREL - 0.8%
      160,900 V. F. Corp. .....................................        7,572,356
                                                                  --------------
              TRANSPORTATION - 1.9%
      143,900 Burlington Northern Santa Fe.....................       14,812,706
      142,800 Norfolk Southern Corp. ..........................        4,266,150
                                                                  --------------
                                                                      19,078,856
                                                                  --------------

* Non-income producing securities.

SUMMARY OF ABBREVIATIONS:
ADR  American Depository Receipt
REIT Real Estate Investment Trust

    Shares                                                            Value

 COMMON STOCKS - CONTINUED
              UTILITIES - ELECTRIC - 2.5%
      269,100 CMS Energy Corp. ................................   $   11,352,656
       58,400 GPU, Inc. .......................................        2,087,800
      412,700 Houston Industries, Inc. ........................       11,529,806
                                                                  --------------
                                                                      24,970,262
                                                                  --------------
              UTILITIES - GAS - 1.4%
      361,600 NICOR Inc. ......................................       13,921,600
                                                                  --------------
              UTILITIES - TELEPHONE - 1.8%
      211,900 AT&T Corp. ......................................       12,846,437
       20,796 Bell Atlantic Corp. .............................          943,619
       30,300 BellSouth Corp. .................................        2,069,869
       25,500 MCI Communications Corp. ........................        1,651,125
                                                                  --------------
                                                                      17,511,050
                                                                  --------------
              Total Common Stocks
               (cost $683,255,436).............................      898,909,999
                                                                  --------------
  Principal
    Amount
 SHORT-TERM INVESTMENTS - 10.3%
              GOVERNMENT AGENCY NOTES &
               BONDS - 10.3%
 $102,239,000 Federal Home Loan Mortgage Discount Notes
               5.56%, 8/3/98...................................      102,207,420
                                                                  --------------
              Total Short-Term Investments
               (cost $102,207,419).............................      102,207,420
                                                                  --------------

              TOTAL INVESTMENTS -
               (COST $785,462,855).....................   101.0%  1,001,117,419
              OTHER ASSETS AND LIABILITIES - NET.......    (1.0)    (10,295,053)
                                                          -----  --------------
              NET ASSETS...............................   100.0% $  990,822,366
                                                          =====  ==============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Fund for Total Return

                            SCHEDULE OF INVESTMENTS
                                 July 31, 1998

   Shares                                                              Value

 COMMON STOCKS - 81.7%
             AUTOMOTIVE EQUIPMENT &
              MANUFACTURING - 4.4%
      50,000 Chrysler Corp. .....................................   $  2,959,375
      50,000 Ford Motor Co. .....................................      2,846,875
      40,000 *Lear Corp. ........................................      2,122,500
                                                                    ------------
                                                                       7,928,750
                                                                    ------------
             BANKS - 12.0%
      55,000 Associated Banc Corp. ..............................      2,100,312
      30,000 BankAmerica Corp. ..................................      2,692,500
      80,000 BankBoston Corp. ...................................      3,870,000
      30,000 Chase Manhattan Corp. ..............................      2,268,750
       4,000 Citicorp............................................        680,000
      50,000 Firstar Corp. ......................................      2,496,875
      50,000 Fleet Financial Group, Inc. ........................      4,296,875
     110,000 TCF Financial Corp. ................................      3,176,250
                                                                    ------------
                                                                      21,581,562
                                                                    ------------
             CHEMICAL & AGRICULTURAL
              PRODUCTS - 5.0%
      30,000 Du Pont (E. I.) De Nemours & Co. ...................      1,860,000
      50,000 Monsanto Co. .......................................      2,831,250
      65,000 Morton International, Inc. .........................      1,572,187
      27,000 Rohm & Haas Co. ....................................      2,629,125
                                                                    ------------
                                                                       8,892,562
                                                                    ------------
             COMMUNICATION SYSTEMS &
              SERVICES - 1.3%
      25,000 *Cisco Systems, Inc. ...............................      2,394,531
                                                                    ------------
             CONSUMER PRODUCTS &
              SERVICES - 0.9%
      20,000 Procter & Gamble Co. ...............................      1,587,500
                                                                    ------------
             DIVERSIFIED COMPANIES - 3.0%
      50,000 *Owens Illinois, Inc. ..............................      2,206,250
      50,000 Tyco International Ltd. ............................      3,096,875
                                                                    ------------
                                                                       5,303,125
                                                                    ------------
             ELECTRICAL EQUIPMENT &
              SERVICES - 4.6%
      60,000 General Electric Co. ...............................      5,358,750
      60,000 *Solectron Corp. ...................................      2,880,000
                                                                    ------------
                                                                       8,238,750
                                                                    ------------
             FINANCE & INSURANCE - 7.5%
      25,000 Hartford Life, Inc. Cl. A...........................      1,446,875
      30,000 Lincoln National Corp. .............................      2,872,500
      50,000 Nationwide Financial Services, Inc. Cl. A...........      2,721,875
      32,289 PMI Group, Inc. ....................................      2,187,580
      35,000 SLM Holding Corp. ..................................      1,618,750
      37,500 Travelers Group, Inc. ..............................      2,512,500
                                                                    ------------
                                                                      13,360,080
                                                                    ------------
             FOOD & BEVERAGE PRODUCTS - 2.9%
      35,000 H.J. Heinz Co. .....................................      1,929,375
      75,000 Philip Morris Companies, Inc. ......................      3,285,938
                                                                    ------------
                                                                       5,215,313
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - CONTINUED
             HEALTHCARE PRODUCTS &
              SERVICES - 12.0%
     120,000 American Home Products Corp. .......................   $  6,180,000
      50,000 Bristol-Myers Squibb Co. ...........................      5,696,875
      30,000 Johnson & Johnson...................................      2,317,500
      40,000 Merck & Co., Inc. ..................................      4,932,500
      50,000 Pharmacia & Upjohn, Inc. ...........................      2,368,750
                                                                    ------------
                                                                      21,495,625
                                                                    ------------
             INDUSTRIAL SPECIALTY PRODUCTS &
              SERVICES -  1.9%
      50,000 Trinity Industries, Inc. ...........................      1,996,875
      50,000 *United States Filter Corp. ........................      1,350,000
                                                                    ------------
                                                                       3,346,875
                                                                    ------------
             INFORMATION SERVICES & TECHNOLOGY - 4.5%
      50,000 *EMC Corp. .........................................      2,450,000
      30,000 Hewlett-Packard Co. ................................      1,665,000
      30,000 International Business Machines Corp. ..............      3,975,000
                                                                    ------------
                                                                       8,090,000
                                                                    ------------
             LEISURE & TOURISM - 1.2%
      56,900 Carnival, Corp. Cl. A...............................      2,101,744
                                                                    ------------
             OIL/ENERGY - 5.3%
      74,000 Anadarko Petroleum Corp. ...........................      2,539,125
      20,000 Exxon Corp. ........................................      1,402,500
      24,000 Mobil Corp. ........................................      1,674,000
      24,000 Texaco, Inc. .......................................      1,459,500
      75,000 Unocal Corp. .......................................      2,456,250
                                                                    ------------
                                                                       9,531,375
                                                                    ------------
             PUBLISHING, BROADCASTING &
              ENTERTAINMENT - 0.9%
      50,000 CBS Corp. ..........................................      1,696,875
                                                                    ------------
             REAL ESTATE - 5.9%
      40,000 Boston Properties, Inc. REIT........................      1,292,500
      50,000 Equity Office Properties Trust REIT.................      1,243,750
      25,000 Equity Residential Properties Trust REIT............      1,050,000
      36,000 First Industrial Realty Trust, Inc. REIT............        994,500
     140,000 Indymac Mortgage Holdings, Inc. REIT................      2,948,750
      44,999 Patriot American Hospitality, Inc. REIT.............        854,981
      49,000 Prentiss Properties Trust REIT......................      1,166,812
      30,000 Spieker Properties, Inc. REIT.......................      1,078,125
                                                                    ------------
                                                                      10,629,418
                                                                    ------------
             RETAILING & WHOLESALE - 3.3%
      50,000 *Costco Companies, Inc. ............................      2,839,063
      50,000 Wal-Mart Stores, Inc. ..............................      3,156,250
                                                                    ------------
                                                                       5,995,313
                                                                    ------------

                                   EVERGREEN
                             Fund for Total Return

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998

   Shares                                                              Value

 COMMON STOCKS - CONTINUED
             UTILITIES - TELEPHONE - 5.1%
      40,000 Ameritech Corp. ....................................   $  1,967,500
      39,290 AT&T Corp. .........................................      2,381,956
      40,000 GTE Corp. ..........................................      2,175,000
      50,000 U.S. West, Inc. ....................................      2,668,750
                                                                    ------------
                                                                       9,193,206
                                                                    ------------
             Total Common Stocks
              (cost $105,987,328)................................    146,582,604
                                                                    ------------
 CONVERTIBLE PREFERRED - 3.5%
             BUILDING, CONSTRUCTION &
              FURNISHINGS - 0.8%
     150,000 Kaufman & Broad Home Corp.
              8.25%, PRIDES......................................      1,443,750
                                                                    ------------
             FINANCE & INSURANCE - 1.0%
      30,000 Newell Financial Trust I
              5.25%, 144A........................................      1,785,000
                                                                    ------------
             RETAILING & WHOLESALE - 1.7%
      50,000 Kmart Financing I
              7.75%..............................................      3,100,000
                                                                    ------------
             Total Convertible Preferred
              (cost $5,610,665)..................................      6,328,750
                                                                    ------------
  Principal
   Amount
 CONVERTIBLE DEBENTURES - 3.0%
             CONSUMER PRODUCTS &
              SERVICES - 0.6%
 $ 1,000,000 Sunrise Assisted Living, Inc.
              5.50%, 6/15/02, 144A...............................      1,044,820
                                                                    ------------

* Non-income producing securities.
(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued inter-est at July 31, 1998.
144A Rule 144A securities are restricted as to resale to qualified insti-tutional investors.

SUMMARY OF ABBREVIATIONS:
BUCS Beneficial Unsecured Convertible Securities.
PRIDES Preferred Redeemable Increased Dividend Equity Securities.
REIT Real Estate Investment Trust.

  Principal
   Amount                                                             Value

 CONVERTIBLE DEBENTURES - CONTINUED
             HEALTHCARE PRODUCTS &
              SERVICES - 1.1%
 $ 2,000,000 Healthsouth Corp.
              3.25%, 4/1/03, 144A...............................   $  2,017,500
                                                                   ------------
             RETAILING & WHOLESALE - 1.0%
     750,000 Staples, Inc.
              4.50%, 10/1/00, 144A..............................      1,707,188
                                                                   ------------
             TELECOMMUNICATION SERVICES &
              EQUIPMENT - 0.3%
     500,000 Antec Corp.
              4.50%, 5/15/03, 144A..............................        570,000
                                                                   ------------
             Total Convertible Debentures
              (cost $4,250,000).................................      5,339,508
                                                                   ------------
 SHORT-TERM INVESTMENTS - 11.4%
             REPURCHASE AGREEMENT - 11.4%
  20,376,000 Keystone Joint Repurchase Agreement
              5.65%, purchased 7/31/98,
              maturing 8/3/98, maturity value $20,385,594 (cost
              $20,376,000) (a)..................................     20,376,000
                                                                   ------------
             Total Short-Term Investments
              (cost $20,376,000)................................     20,376,000
                                                                   ------------

             TOTAL INVESTMENTS -
              (COST $136,223,993).........................    99.6%  178,626,862
             OTHER ASSETS AND LIABILITIES - NET...........     0.4       750,170
                                                             -----  ------------
             NET ASSETS...................................   100.0% $179,377,032
                                                             =====  ============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Funds

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 July 31, 1998

                                            GROWTH &      INCOME &     SMALL CAP
                            BLUE CHIP        INCOME        GROWTH    EQUITY INCOME    UTILITY
VALUE         FUND FOR
                               FUND           FUND          FUND         FUND           FUND           FUND
TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------
 ASSETS
 Investments at value
  (identified cost --
   $297,945,142,
  $1,747,884,736,
  $893,995,749,
  $319,731,553,
  $121,871,517,
  $785,462,855 and
  $136,223,993,
  respectively)..........  $383,073,812  $2,177,972,651 $941,812,530 $309,389,622   $139,044,426  $1,001,117,419
$178,626,862
 Cash....................           700          58,546      164,295       16,486              0
48,239           313
 Receivable for
  investments sold.......    36,513,342       4,727,680   25,024,357            0      2,760,788
5,129,220     1,405,282
 Receivable for Fund
  shares sold............     1,882,250       6,642,137      176,442    4,313,582         84,885
824,790       147,233
 Dividends and interest
  receivable.............       423,533       1,166,850    3,272,724      947,695        617,985
1,248,745       342,345
 Unamortized
  organization
  expenses...............             0               0            0        2,482              0
0             0
 Prepaid expenses and
  other assets...........        72,244          66,619       44,731       40,706         24,461
37,363        70,135
------------------------------------------------------------------------------------------------------------------------------
   Total assets..........   421,965,881   2,190,634,483  970,495,079  314,710,573    142,532,545
1,008,405,776   180,592,170
------------------------------------------------------------------------------------------------------------------------------
 LIABILITIES
 Payable for investments
  purchased..............    16,939,811      35,092,472    5,271,218    1,267,324      1,062,250
11,805,124             0
 Payable for Fund shares
  repurchased............     1,170,650       5,100,629      601,200    5,761,900         97,290
4,672,270       969,418
 Demand note payable.....             0               0   12,800,000            0              0
0             0
 Advisory fee payable....       215,367       1,667,830      819,191      275,512         61,885
445,512        94,340
 Distribution fee
  payable................       160,609         987,570       52,500      149,321         45,943
397,253       119,892
 Due to related
  parties................         5,000               0            0            0          3,535
25,469         1,916
 Foreign taxes payable...         8,844           3,410       38,063       12,104              0
0             0
 Accrued expenses and
  other liabilities......        57,535         461,694      259,080      158,329          5,329
237,782        29,572
------------------------------------------------------------------------------------------------------------------------------
   Total liabilities.....    18,557,816      43,313,605   19,841,252    7,624,490      1,276,232
17,583,410     1,215,138
------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS..............  $403,408,065  $2,147,320,878 $950,653,827 $307,086,083   $141,256,313  $  990,822,366
$179,377,032
------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS REPRESENTED
  BY
 Paid-in capital.........  $286,984,109  $1,659,627,550 $833,102,573 $313,505,223   $108,709,536  $  774,854,885
$118,660,810
 Undistributed net
  investment income......       (14,966)        360,888   13,459,757      173,362         (7,868)
(82,792)      430,969
 Accumulated
  undistributed net
  realized gains or
  losses on securities
  and foreign currency
  related transactions...    31,310,252      57,244,858   56,431,275    3,749,429     15,381,736
395,709    17,882,384
 Net unrealized gains or
  losses on securities
  and foreign currency
  related transactions...    85,128,670     430,087,582   47,660,222  (10,341,931)    17,172,909
215,654,564    42,402,869
------------------------------------------------------------------------------------------------------------------------------
   TOTAL NET ASSETS......  $403,408,065  $2,147,320,878 $950,653,827 $307,086,083   $141,256,313  $  990,822,366
$179,377,032
------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS CONSISTS OF
 Class A.................  $284,734,787  $  296,312,480 $ 15,005,424 $ 54,142,181   $ 95,300,077  $  476,169,512
$ 52,667,235
 Class B.................   117,893,339     999,503,080   54,544,427  130,191,440     43,775,719
326,459,414   105,747,682
 Class C.................       779,939      50,160,238    1,258,970   26,196,901        485,778
5,125,086    20,851,084
 Class Y.................            --     801,345,080  879,845,006   96,555,561      1,694,739
183,068,354       111,031
------------------------------------------------------------------------------------------------------------------------------
                           $403,408,065  $2,147,320,878 $950,653,827 $307,086,083   $141,256,313  $  990,822,366
$179,377,032
------------------------------------------------------------------------------------------------------------------------------
 SHARES OUTSTANDING
 Class A.................     9,360,366      10,168,501      647,121    3,436,877      8,104,711
21,422,851     2,432,921
 Class B.................     3,884,909      34,605,795    2,367,514    8,307,846      3,721,068
14,707,068     4,904,830
 Class C.................        25,659       1,736,422       54,643    1,673,076         41,291
231,038       966,154
 Class Y.................            --      27,448,762   37,891,181    6,124,137        144,020
8,234,209         5,137
------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER
  SHARE
 Class A.................  $      30.42  $        29.14 $      23.19 $      15.75   $      11.76  $        22.23
$      21.65
------------------------------------------------------------------------------------------------------------------------------
 Class A -- Offering
  price (based on sales
  charge of 4.75%).......  $      31.94  $        30.59 $      24.35 $      16.54   $      12.35  $        23.34
$      22.73
------------------------------------------------------------------------------------------------------------------------------
 Class B.................  $      30.35  $        28.88 $      23.04 $      15.67   $      11.76  $        22.20
$      21.56
------------------------------------------------------------------------------------------------------------------------------
 Class C.................  $      30.40  $        28.89 $      23.04 $      15.66   $      11.76  $        22.18
$      21.58
------------------------------------------------------------------------------------------------------------------------------
 Class Y.................            --  $        29.19 $      23.22 $      15.77   $      11.77  $        22.23
$      21.61
------------------------------------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Funds

                            STATEMENTS OF OPERATIONS
                            Year Ended July 31, 1998

                                                                          SMALL CAP
                            BLUE CHIP   GROWTH & INCOME INCOME & GROWTH EQUITY INCOME    UTILITY
VALUE        FUND FOR
                              FUND*          FUND            FUND           FUND          FUND
FUND       TOTAL RETURN
-------------------------------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME
 Dividends (net of
  foreign withholding
  taxes of $56,392,
  $25,234, $689,197,
  $12,104, $10,435,
  $130,187 and $5,544,
  respectively).........   $ 4,313,767   $ 15,668,809    $ 52,734,876   $  4,983,605   $ 6,208,578  $
25,677,634  $ 3,235,512
 Interest...............     1,099,735     21,896,927       4,016,267      2,459,788       225,962
3,900,639      615,022
-------------------------------------------------------------------------------------------------------------------------------
  Total income..........     5,413,502     37,565,736      56,751,143      7,443,393     6,434,540
29,578,273    3,850,534
-------------------------------------------------------------------------------------------------------------------------------
 EXPENSES
 Advisory fee...........     2,052,676     16,275,918       9,685,921      2,055,006       704,533
7,023,408    1,062,354
 Distribution Plan
  expenses..............     1,628,814      8,865,387         566,084        988,649       660,925
4,211,807    1,350,540
 Transfer agent fees....       670,296      3,658,406       1,768,773        515,179       268,742
1,670,576      324,338
 Administrative service
  fees..................        53,198              0               0              0        42,854
438,523       33,743
 Trustees' fees and
  expenses..............        13,999         45,947          29,888         11,331         3,511
39,273        7,325
 Printing...............       160,647        916,116         474,221         87,074        90,104
526,008      100,958
 Custodian fees.........        71,500        527,465         306,190         56,140        39,916
374,521       56,522
 Registration fees......        49,119        352,740          61,854        150,185        68,826
57,916       51,507
 Amortization of
  organization
  expenses..............             0              0               0          5,727             0
0            0
 Other..................        36,983        128,241         105,638         26,166        28,756
107,017       41,618
-------------------------------------------------------------------------------------------------------------------------------
  Total expenses........     4,737,232     30,770,220      12,998,569      3,895,457     1,908,167
14,449,049    3,028,905
 Less: Indirectly paid
  expenses..............        (3,604)       (21,867)        (28,957)        (7,877)       (2,764)
(10,190)      (1,267)
 Fee waivers and/or
  reimbursement from
  investment adviser....             0              0               0              0      (204,617)
0            0
-------------------------------------------------------------------------------------------------------------------------------
  Net expenses..........     4,733,628     30,748,353      12,969,612      3,887,580     1,700,786
14,438,859    3,027,638
-------------------------------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME..       679,874      6,817,383      43,781,531      3,555,813     4,733,754
15,139,414      822,896
-------------------------------------------------------------------------------------------------------------------------------
 NET REALIZED AND
  UNREALIZED GAINS OR
  LOSSES ON SECURITIES
  AND FOREIGN CURRENCY
  RELATED TRANSACTIONS
 Net realized gains or
  losses on:
  Securities............    45,240,695     89,769,570      88,022,951      4,125,256    16,449,359
382,225,398   21,844,245
  Foreign currency
   related
   transactions.........       (58,529)             0          52,503              0             0
0            0
-------------------------------------------------------------------------------------------------------------------------------
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..    45,182,166     89,769,570      88,075,454      4,125,256    16,449,359
382,225,398   21,844,245
-------------------------------------------------------------------------------------------------------------------------------
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..    18,537,520     54,312,938     (54,214,289)   (17,882,408)      197,673
(290,896,507)  (1,065,798)
-------------------------------------------------------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..    63,719,686    144,082,508      33,861,165    (13,757,152)   16,647,032
91,328,891   20,778,447
-------------------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE)
  IN NET ASSETS
  RESULTING FROM
  OPERATIONS............   $64,399,560   $150,899,891    $ 77,642,696   $(10,201,339)  $21,380,786  $
106,468,305  $21,601,343
-------------------------------------------------------------------------------------------------------------------------------

*For the eleven-month period ended July 31, 1998. The Fund changed its fiscal year end from August to July, effective July 31, 1998.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Funds

                            STATEMENTS OF OPERATIONS
                           Year Ended August 31, 1997

                                                                    BLUE CHIP
                                                                      FUND
-------------------------------------------------------------------------------
 INVESTMENT INCOME
 Dividends (net of foreign withholding taxes of $58,633)........   $ 5,155,917
 Interest.......................................................       533,010
-------------------------------------------------------------------------------
  Total income..................................................     5,688,927
-------------------------------------------------------------------------------
 EXPENSES
 Advisory fee...................................................     1,794,364
 Distribution Plan expenses.....................................     1,535,556
 Transfer agent fees............................................       683,706
 Administrative service fees....................................        44,985
 Trustees' fees and expenses....................................         5,931
 Professional fees..............................................        41,471
 Custodian fees.................................................       136,192
 Printing.......................................................        31,980
 Registration fees..............................................        47,804
 Other..........................................................         6,423
-------------------------------------------------------------------------------
  Total expenses................................................     4,328,412
 Less: Indirectly paid expenses.................................       (20,588)
-------------------------------------------------------------------------------
  Net expenses..................................................     4,307,824
-------------------------------------------------------------------------------
 NET INVESTMENT INCOME..........................................     1,381,103
-------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAINS OR LOSSES ON SECURITIES AND
  FOREIGN CURRENCY RELATED TRANSACTIONS
 Net realized gains or losses on:
  Securities....................................................    42,390,850
  Foreign currency related transactions.........................       (12,863)
-------------------------------------------------------------------------------
 Net realized gains or losses on securities and foreign currency
  related transactions..........................................    42,377,987
 Net change in unrealized gains or losses on securities and
  foreign currency related transactions.........................    35,362,301
-------------------------------------------------------------------------------
 Net realized and unrealized gains or losses on securities and
  foreign currency related transactions.........................    77,740,288
-------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........   $79,121,391
-------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Funds

                      STATEMENTS OF CHANGES IN NET ASSETS
                            Year Ended July 31, 1998

                                                                      SMALL CAP
                      BLUE CHIP    GROWTH & INCOME  INCOME & GROWTH EQUITY INCOME    UTILITY
VALUE         FUND FOR
                        FUND*           FUND             FUND           FUND           FUND           FUND
TOTAL RETURN
-------------------------------------------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment
  income..........   $    679,874  $    6,817,383    $  43,781,531  $  3,555,813   $  4,733,754  $    15,139,414
$    822,896
 Net realized
  gains or losses
  on securities
  and foreign
  currency related
  transactions....     45,182,166      89,769,570       88,075,454     4,125,256     16,449,359
382,225,398    21,844,245
 Net change in
  unrealized gains
  or losses on
  securities and
  foreign currency
  related
  transactions....     18,537,520      54,312,938      (54,214,289)  (17,882,408)       197,673
(290,896,507)   (1,065,798)
-------------------------------------------------------------------------------------------------------------------------------
  Net increase
   (decrease) in
   net assets
   resulting from
   operations.....     64,399,560     150,899,891       77,642,696   (10,201,339)    21,380,786
106,468,305    21,601,343
-------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS
 From net
  investment
  income
  Class A.........       (572,879)     (1,133,476)        (582,857)     (585,054)    (3,623,474)
(4,928,756)     (457,652)
  Class B.........       (753,205)              0       (1,826,984)     (875,495)    (1,224,827)
(1,461,990)     (258,225)
  Class C.........            (10)              0          (40,251)     (178,326)       (12,408)
(15,608)      (55,586)
  Class Y.........              0      (5,146,565)     (41,136,147)   (1,701,966)       (71,410)
(11,332,854)         (895)
 From net realized
  gains
  Class A.........              0      (7,164,362)        (827,257)     (213,842)    (8,654,842)
(79,220,878)   (3,551,251)
  Class B.........    (51,043,219)    (23,729,561)      (3,160,159)     (507,582)    (3,545,873)
(55,199,824)   (7,082,118)
  Class C.........              0      (1,087,731)         (63,045)     (100,773)       (34,234)
(713,832)   (1,542,452)
  Class Y.........              0     (23,937,007)     (58,431,404)     (758,969)      (166,884)
(82,980,185)       (3,495)
-------------------------------------------------------------------------------------------------------------------------------
  Total
   distributions
   to
   shareholders...    (52,369,313)    (62,198,702)    (106,068,104)   (4,922,007)   (17,333,952)
(235,853,927)  (12,951,674)
-------------------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE
  TRANSACTIONS
 Proceeds from
  shares sold.....    114,811,777     982,241,448       36,821,129   324,098,172     27,354,893
209,984,754    40,160,932
 Payment for
  shares
  redeemed........    (99,812,547)   (402,984,465)    (109,733,628)  (64,094,835)   (24,559,873)
(1,216,417,479)  (44,846,695)
 Net asset value
  of shares issued
  in reinvestment
  of
  distributions...     45,932,435      54,748,017       95,522,782     3,360,906      4,031,786
202,246,215    12,075,357
 Shares issued in
  acquisition of
  Blanchard Growth
  & Income Fund...     17,510,672               0                0             0              0
0             0
 Shares issued in
  acquisition of
  Virtus Style
  Manager Fund....              0      75,922,310                0             0              0
0             0
 Shares issued in
  acquisition of
  Virtus Style
  Manager; Large
  Cap Fund........              0               0                0             0              0
104,172,578             0
-------------------------------------------------------------------------------------------------------------------------------
  Net increase
   (decrease) in
   net assets
   resulting from
   capital share
   transactions...     78,442,337     709,927,310       22,610,283   263,364,243      6,826,806
(700,013,932)    7,389,594
-------------------------------------------------------------------------------------------------------------------------------
   Total increase
    (decrease) in
    net assets....     90,472,584     798,628,499       (5,815,125)  248,240,897     10,873,640
(829,399,554)   16,039,263
 NET ASSETS
 Beginning of
  period..........    312,935,481   1,348,692,379      956,468,952    58,845,186    130,382,673
1,820,221,920   163,337,769
-------------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD....   $403,408,065  $2,147,320,878    $ 950,653,827  $307,086,083   $141,256,313  $   990,822,366
$179,377,032
-------------------------------------------------------------------------------------------------------------------------------
 Undistributed net
  investment
  income..........   $    (14,966) $      360,888    $  13,459,757  $    173,362   $     (7,868) $       (82,792)
$    430,969
-------------------------------------------------------------------------------------------------------------------------------

*For the eleven-month period ended July 31, 1998. The Fund changed its fiscal year end from August to July, effective July 31, 1998.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Funds

                      STATEMENTS OF CHANGES IN NET ASSETS
                 Fiscal year ended July 31, or August 31, 1997

                                                                       SMALL CAP
                       BLUE CHIP    GROWTH & INCOME  INCOME & GROWTH EQUITY INCOME   UTILITY
VALUE          FUND FOR
                         FUND*          FUND**           FUND**         FUND**        FUND**         FUND**
TOTAL RETURN**
-------------------------------------------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment
  income............  $  1,381,103  $    2,407,908    $ 21,889,648    $   385,091  $  2,786,986  $   16,353,679
$    766,801
 Net realized gains
  or losses on
  securities and
  foreign currency
  related
  transactions......    42,377,987      23,375,321      44,086,999      1,108,151    11,377,530
58,756,392      8,633,551
 Net change in
  unrealized gains
  or losses on
  securities and
  foreign currency
  related
  transactions......    35,362,301     188,382,086      42,180,501      6,035,485    (1,002,220)
239,837,361     15,979,989
-------------------------------------------------------------------------------------------------------------------------------
  Net increase in
   net assets
   resulting from
   operations.......    79,121,391     214,165,315     108,157,148      7,528,727    13,162,296
314,947,432     25,380,341
-------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS
 From net
  investment income
  Class A...........             0        (357,479)       (248,453)       (11,097)   (2,030,267)
(2,943,697)      (368,590)
  Class B...........    (2,021,947)              0        (790,199)       (17,755)     (639,939)
(1,098,593)      (315,494)
  Class C...........             0               0         (19,512)        (6,915)       (6,346)
(9,131)       (78,332)
  Class Y...........             0      (2,157,823)    (20,540,101)      (297,079)      (40,667)
(10,102,012)             0
 From net realized
  gains
  Class A...........             0               0               0         (1,322)            0
0              0
  Class B...........   (30,039,258)              0               0         (2,116)            0
0              0
  Class C...........             0               0               0           (824)            0
0              0
  Class Y...........             0               0               0        (35,401)            0
0              0
-------------------------------------------------------------------------------------------------------------------------------
   Total
    distributions to
    shareholders....   (32,061,205)     (2,515,302)    (21,598,265)      (372,509)   (2,717,219)
(14,153,433)      (762,416)
-------------------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE
  TRANSACTIONS
 Proceeds from
  shares sold.......   103,353,377     465,092,821      17,909,857     50,579,448     2,117,468
210,144,988     63,866,407
 Payment for shares
  redeemed..........   (89,890,447)   (111,499,306)    (71,220,009)    (8,771,326)  (21,527,215)
(224,625,243)   (24,402,541)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.....    27,593,101       1,997,489      18,977,783        204,650     2,197,790
10,671,545        680,769
-------------------------------------------------------------------------------------------------------------------------------
  Net increase
   (decrease) in
   net assets
   resulting from
   capital share
   transactions.....    41,056,031     355,591,004     (34,332,369)    42,012,772   (17,211,957)
(3,808,710)    40,144,635
-------------------------------------------------------------------------------------------------------------------------------
   Total increase
    (decrease) in
    net assets......    88,116,217     567,241,017      52,226,514     49,168,990    (6,766,880)
296,985,289     64,762,560
 NET ASSETS
 Beginning of
  period............   224,819,264     781,451,362     904,242,438      9,676,196   137,149,553
1,523,236,631     98,575,209
-------------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD......  $312,935,481  $1,348,692,379    $956,468,952    $58,845,186  $130,382,673  $1,820,221,920
$163,337,769
-------------------------------------------------------------------------------------------------------------------------------
 Undistributed net
  investment
  income............  $     16,188  $      (10,791)   $  1,748,160    $    54,884  $    170,484  $    2,948,270
$   (165,774)
-------------------------------------------------------------------------------------------------------------------------------

* For the year ended August 31, 1997.
** Each of the Funds changed their fiscal year end to July 31. The Statements of Changes in Net Assets are for the following periods: for Growth and In-come Fund, Small Cap Equity Income Fund, Utility Fund and Value Fund, the seven-month period ended July 31, 1997; for Income and Growth Fund, the six-month period ended July 31, 1997 and for Fund for Total Return, the eight-month period ended July 31, 1997.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Funds

                      STATEMENTS OF CHANGES IN NET ASSETS
                                 Prior Periods
                  See Combined Notes to Financial Statements.

                                                                     SMALL CAP
                      BLUE CHIP    GROWTH & INCOME INCOME & GROWTH EQUITY INCOME   UTILITY         VALUE
FUND FOR
                       FUND****        FUND**           FUND*         FUND**        FUND**         FUND**
TOTAL RETURN***
------------------------------------------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment
  income..........   $  1,158,899   $  3,525,699    $ 45,851,306    $  207,498   $  5,338,113  $   25,598,949
$   853,438
 Net realized
  gains or losses
  on securities
  and foreign
  currency related
  transactions....     35,400,173     11,660,346      28,617,120       329,191      3,459,558
216,135,176      1,913,430
 Net change in
  unrealized gains
  or losses on
  securities and
  foreign currency
  related
  transactions....     (2,334,533)   102,653,116      43,508,253       833,605     (3,509,310)     11,014,356
16,084,525
------------------------------------------------------------------------------------------------------------------------------
  Net increase in
   net assets
   resulting from
   operations.....     34,224,539    117,839,161     117,976,679     1,370,294      5,288,361     252,748,481
18,851,393
------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS
 From net
  investment
  income
  Class A.........              0       (347,567)       (379,400)       (7,618)    (3,887,411)
(5,758,586)      (539,949)
  Class B.........     (6,695,266)       (65,556)     (1,152,510)       (9,798)    (1,173,301)
(1,939,188)      (273,356)
  Class C.........              0         (2,719)        (39,024)         (710)       (11,835)
(14,165)      (112,998)
  Class Y.........              0     (3,098,681)    (45,453,926)     (186,039)      (229,804)
(19,538,457)             0
 From net realized
  gains
  Class A.........              0     (1,260,337)              0       (12,475)    (2,482,046)
(46,062,049)      (754,551)
  Class B.........     (8,574,523)    (3,666,284)              0       (27,933)      (986,367)
(27,670,352)      (808,105)
  Class C.........              0       (142,360)              0        (1,936)       (10,122)
(205,316)      (270,058)
  Class Y.........              0     (6,654,395)              0      (279,606)       (53,545)
(142,552,378)             0
------------------------------------------------------------------------------------------------------------------------------
  Total
   distributions
   to
   shareholders...    (15,269,789)   (15,237,899)    (47,024,860)     (526,115)    (8,834,431)   (243,740,491)
(2,759,017)
------------------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE
  TRANSACTIONS
 Proceeds from
  shares sold.....     54,640,514    470,077,641      55,014,841     4,304,325     12,422,675     396,972,164
41,871,515
 Payment for
  shares
  redeemed........    (61,283,587)  (171,525,826)   (197,670,999)   (1,159,053)   (30,379,907)   (375,117,185)
(19,063,497)
 Net asset value
  of shares issued
  in reinvestment
  of
  distributions...     13,051,460     13,005,089      41,805,502       374,529      7,082,140
187,361,591      2,530,195
 Shares issued in
  acquisition of
  FFB Lexicon
  Capital
  Appreciation
  Fund Class Y....              0    159,432,723               0             0              0
0              0
 Shares issued in
  acquisition of
  FFB Lexicon
  Select Value
  Fund Class Y....              0              0               0             0              0
95,883,824              0
 Shares issued in
  acquisition of
  FFB Lexicon
  Equity Fund
  Class Y.........              0              0               0             0              0
14,077,973              0
------------------------------------------------------------------------------------------------------------------------------
  Net increase
   (decrease) in
   net assets
   resulting from
   capital share
   transactions...      6,408,387    470,989,627    (100,850,656)    3,519,801    (10,875,092)    319,178,367
25,338,213
------------------------------------------------------------------------------------------------------------------------------
   Total increase
    (decrease) in
    net assets....     25,363,137    573,590,889     (29,898,837)    4,363,980    (14,421,162)    328,186,357
41,430,589
 NET ASSETS
 Beginning of
  period..........    199,456,127    207,860,473     934,141,275     5,312,216    151,570,715   1,195,050,274
57,144,620
------------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD....   $224,819,264   $781,451,362    $904,242,438    $9,676,196   $137,149,553  $1,523,236,631
$98,575,209
------------------------------------------------------------------------------------------------------------------------------
 Undistributed net
  investment
  income..........   $  5,624,332   $      6,087    $  1,321,369    $    3,333   $    100,717  $      292,413
$  (233,100)
------------------------------------------------------------------------------------------------------------------------------

* For the year ended January 31, 1997.
** For the year ended December 31, 1996.
*** For the year ended November 30, 1996.
**** For the year ended August 31, 1996.


                  See Combined Notes to Financial Statements.

                     Combined Notes to Financial Statements
1. ORGANIZATION

The Evergreen Growth and Income Funds consist of Evergreen Blue Chip Fund ("Blue Chip"), Evergreen Growth and Income Fund ("Growth and Income"), Ever-green Income and Growth Fund ("Income and Growth"), Evergreen Small Cap Equity Income Fund ("Small Cap"), Evergreen Utility Fund ("Utility"), Evergreen Value Fund ("Value") and Evergreen Fund for Total Return ("Total Return"), which are collectively referred to herein as the "Funds". Each of the Funds is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as di-versified, open-end management investment companies. Each Fund is a series of the Evergreen Equity Trust, a Delaware business Trust organized on September 18, 1997.

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing dis-tribution fee than Class A. Class B shares are sold subject to a contingent de-ferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold subject to a con-tingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class B shares purchased after January 1, 1997 will au-tomatically convert to Class A shares after seven years. Class B shares pur-chased prior to January 1, 1997 retain their existing conversion rights. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union and its affiliates, certain institutional in-vestors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates.

2. REORGANIZATION OF EVERGREEN VALUE FUND

On January 21, 1998, Evergreen Value Fund, Class Y, executed a redemption in-kind transaction of $793,367,277. This transaction resulted in the liquidation of substantially all of the net assets of Value, Class Y shares. In turn, the assets were transferred to Evergreen Select Diversified Value Fund, Class I, an institutional fund.

To fund this redemption, investment securities, excluding cash and cash equiva-lents, with a market value of $774,879,156, including unrealized appreciation of $221,367,103, were transferred. Additionally the Fund used cash and cash equivalents of $23,488,121 to complete the transaction. The gains realized from this sale of securities are not taxable to the Fund and are not required to be distributed for federal income tax purposes.

3. ACQUISITION INFORMATION

Effective December 1, 1997, Signet Banking Corporation ("Signet") merged with First Union Corporation ("First Union").

Effective at the close of business on February 27, 1998, Blue Chip acquired substantially all of the net assets of Blanchard Growth & Income Fund, an open-end management investment company managed by a subsidiary of Signet and regis-tered under the 1940 Act, valued at $17,510,672. The net assets were exchanged through a non-taxable transaction for 596,231 Class A shares of Blue Chip val-ued at $29.37 per share. The acquired net assets consisted primarily of portfo-lio securities with unrealized appreciation of $5,643,636. The aggregate net assets of Blue Chip after the acquisition were $365,442,145.

Effective at the close of business on February 27, 1998, Growth and Income ac-quired substantially all of the net assets of Virtus Style Manager Fund, an open-end management investment company managed by a subsidiary of Signet and registered under the 1940 Act, valued at $75,922,310. The net assets were ex-changed through a non-taxable transaction for 2,555,807 Class Y shares of Growth and Income valued at $29.71 per share. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $10,049,313. The aggregate net assets of Growth and Income after the acquisition were $1,945,327,504.

Effective at the close of business on February 27, 1998, Value acquired sub-stantially all of the net assets of Virtus Style Manager; Large Cap Fund, an open-end management investment company managed by a subsidi-ary of Signet and registered under the 1940 Act, valued at $104,172,578. The net assets were exchanged through a non-taxable transaction for 3,109,878 and 924,632 Class A and Y shares, respectively, of Value. The per share value on the acquisition date was $25.82 and $25.83 for Class A and Class Y, respective-ly. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of 28,824,982. The aggregate net assets of Value after the acquisition were $1,097,437,360.

4. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
The Funds value securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") at the last reported sales price on the exchange where primarily traded. The Funds value securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price. U.S. government obligations held by the Funds are valued at the mean be-tween the over-the-counter bid and asked prices. Corporate bonds, other fixed-income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various rela-tionships between similar securities which are generally recognized by institu-tional traders. Securities for which valuations are not available from an inde-pendent pricing service, including restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securi-ties pledged falls below the carrying value of the repurchase agreement, in-cluding accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, Blue Chip and Total Return, along with certain other funds managed by Keystone Investment Management Company ("Keystone"), a subsidiary of First Union, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Reverse Repurchase Agreements
To obtain short-term financing, the Small Cap, Total Return, Utility and Value may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segre-gated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of ex-change; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain or loss resulting from changes in foreign cur-rency exchange rates is a component of net unrealized gains or losses on secu-rities and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include: foreign cur-rency gains and losses between trade date and settlement date on investment se-curities and foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses re-lated to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains or losses on secu-rities transactions.

E. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabili-ties. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gains or losses on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward con-tracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income may be sub-ject to foreign withholding taxes which are accrued as applicable. Capital gains realized on some foreign securities may be subject to foreign taxes and are accrued as applicable.

G. Federal Taxes
The Funds intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Funds will not incur any federal income tax liability since they are expected to dis-tribute all of their net investment company taxable income and net realized capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

H. Distributions
Distributions from net investment income for the Funds, except Utility, are de-clared and paid quarterly. Distributions for Utility from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. The differences between financial statements amounts available for distribution and distributions made in accordance with income tax regulations are primarily due to differing treatment for certain distributions received from real estate investment trusts and net realized foreign currency gains (losses).

I. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

J. Organization Expenses
Organization expenses incurred prior to June 30, 1998 are amortized to opera-tions over a five-year period on a straight-line basis. In the event any of the initial shares of the Funds are redeemed by any holder during the five-year am-ortization period, redemption proceeds will be reduced by any unamortized or-ganization expenses in the same proportion as the number of initial shares be-ing redeemed bears to the number of initial shares outstanding at the time of the redemption.

5. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest authorized with a $0.001 par value. Shares of beneficial interest of the Funds are cur-rently divided into Class A, Class B, Class C and Class Y. Blue Chip currently does not have any Class Y shares. Transactions in shares of the Funds were as follows:

Blue Chip

                               Period Ended               Year Ended                Year Ended
                             July 31, 1998 *            August 31, 1997           August 31, 1996
                         -------------------------  ------------------------  ------------------------
                           Shares       Amount        Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------------------------------
Class A
Shares sold.............    812,276  $  24,596,278           0             0           0             0
Automatic conversion of
 Class B shares to
 Class A shares.........  9,140,449    250,374,069           0             0           0             0
Shares redeemed......... (1,203,287)   (36,027,532)          0             0           0             0
Shares issued on
 reinvestment of
 distribution...........     14,697        447,340           0             0           0             0
Shares issued in
 acquisition of
 Blanchard Growth &
 Income Fund............    596,231     17,510,672           0             0           0             0
-------------------------------------------------------------------------------------------------------
Net increase............  9,360,366    256,900,827           0             0           0             0
-------------------------------------------------------------------------------------------------------
Class B
Shares sold.............  3,020,854     89,396,767   3,800,615  $103,353,377   2,238,539  $ 54,640,514
Automatic conversion of
 Class B shares to
 Class A shares......... (9,140,449)  (250,374,069)          0             0           0             0
Shares redeemed......... (2,178,914)   (63,756,605) (3,349,695)  (89,890,447) (2,509,938)  (61,283,587)
Shares issued on
 reinvestment of
 distribution...........  1,678,649     45,485,085   1,079,325    27,593,101     568,144    13,051,460
-------------------------------------------------------------------------------------------------------
Net increase
 (decrease)............. (6,619,860)  (179,248,822)  1,530,245    41,056,031     296,745     6,408,387
-------------------------------------------------------------------------------------------------------
Class C
Shares sold.............     26,608        818,732           0             0           0             0
Shares redeemed.........       (949)       (28,410)          0             0           0             0
Shares issued on
 reinvestment of
 distribution...........          0             10           0             0           0             0
-------------------------------------------------------------------------------------------------------
Net increase............     25,659        790,332           0             0           0             0
-------------------------------------------------------------------------------------------------------
Net increase............  2,766,165  $  78,442,337   1,530,245  $ 41,056,031     296,745  $  6,408,387
-------------------------------------------------------------------------------------------------------

* The Fund changed its fiscal year end from August 31 to July 31, effective July 31, 1998.

Growth and Income

                                Year Ended               Period Ended                Year Ended
                              July 31, 1998             July 31, 1997*           December 31, 1996
                         -------------------------  ------------------------  -------------------------
                           Shares       Amount        Shares       Amount       Shares       Amount
--------------------------------------------------------------------------------------------------------
Class A
Shares sold.............  7,300,804  $ 214,673,895   2,967,692  $ 71,457,862   3,719,917  $  76,959,622
Shares redeemed......... (3,520,816)  (103,702,934)   (645,446)  (15,573,680) (1,044,500)   (21,729,967)
Shares issued on
 reinvestment of
 distribution...........    287,118      8,071,240      14,532       352,344      69,271      1,546,893
--------------------------------------------------------------------------------------------------------
Net increase............  4,067,106    119,042,201   2,336,778    56,236,526   2,744,688     56,776,548
--------------------------------------------------------------------------------------------------------
Class B
Shares sold............. 16,476,196    481,475,327   9,881,863   236,281,947   8,914,571    185,314,202
Shares redeemed......... (2,725,060)   (79,579,083)   (779,920)  (18,705,681)   (646,461)   (13,411,376)
Shares issued on
 reinvestment of
 distribution...........    837,176     23,198,143         166         3,746     160,953      3,613,927
--------------------------------------------------------------------------------------------------------
Net increase............ 14,588,312    425,094,387   9,102,109   217,580,012   8,429,063    175,516,753
--------------------------------------------------------------------------------------------------------
Class C
Shares sold.............  1,131,563     32,986,181     511,624    12,290,220     348,918      7,294,757
Shares redeemed.........   (317,773)    (9,241,480)    (55,491)   (1,340,999)    (29,065)      (597,615)
Shares issued on
 reinvestment of
 distribution...........     38,010      1,053,643           0             0       5,130        115,108
--------------------------------------------------------------------------------------------------------
Net increase............    851,800     24,798,344     456,133    10,949,221     324,983      6,812,250
--------------------------------------------------------------------------------------------------------
Class Y
Shares sold.............  8,658,868    253,053,137   6,060,064   145,062,792   9,899,164    200,509,060
Shares redeemed......... (7,135,642)  (210,408,060) (3,163,527)  (75,878,946) (6,820,349)  (135,786,868)
Shares issued on
 reinvestment of
 distribution...........    797,581     22,424,991      67,571     1,641,399     349,251      7,729,161
Shares issued in
 acquisition of
 Virtus Style Manager
 Fund...................  2,555,807     75,922,310           0             0           0              0
Shares issued in
 acquisition of
 FFB Lexicon Capital
 Appreciation Fund......          0              0           0             0   8,631,861    159,432,723
--------------------------------------------------------------------------------------------------------
Net increase............  4,876,614    140,992,378   2,964,108    70,825,245  12,059,927    231,884,076
--------------------------------------------------------------------------------------------------------
Net increase............ 24,383,832  $ 709,927,310  14,859,128  $355,591,004  23,558,661  $ 470,989,627
--------------------------------------------------------------------------------------------------------
*The Fund changed its fiscal year end from December 31 to July 31, effective
  July 31, 1997.

Income and Growth

                                Year Ended               Period Ended                Year Ended
                              July 30, 1998             July 31, 1997*            January 31, 1997
                         -------------------------  ------------------------  -------------------------
                           Shares       Amount        Shares       Amount       Shares       Amount
--------------------------------------------------------------------------------------------------------
Class A
Shares sold.............    204,121  $   4,959,183      96,124  $  2,114,635     288,739  $   5,918,321
Shares redeemed.........   (112,612)    (2,739,976)    (51,264)   (1,121,079)    (80,074)    (1,646,836)
Shares issued on
 reinvestment of
 distribution...........     56,318      1,325,926      10,209       225,329      16,567        341,281
--------------------------------------------------------------------------------------------------------
Net increase............    147,827      3,545,133      55,069     1,218,885     225,232      4,612,766
--------------------------------------------------------------------------------------------------------
Class B
Shares sold.............    633,299     15,295,755     308,925     6,799,151     973,616     19,899,458
Shares redeemed.........   (310,711)    (7,455,874)   (123,038)   (2,685,666)   (128,458)    (2,649,792)
Shares issued on
 reinvestment of
 distribution...........    198,183      4,626,554      32,359       710,178      48,861      1,003,747
--------------------------------------------------------------------------------------------------------
Net increase............    520,771     12,466,435     218,246     4,823,663     894,019     18,253,413
--------------------------------------------------------------------------------------------------------
Class C
Shares sold.............     27,805        674,067       2,951        66,274      33,684        684,918
Shares redeemed.........    (16,763)      (402,792)     (9,060)     (189,123)    (15,865)      (328,507)
Shares issued on
 reinvestment of
 distribution...........      3,708         86,620         712        15,602       1,429         29,305
--------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............     14,750        357,895      (5,397)     (107,247)     19,248        385,716
--------------------------------------------------------------------------------------------------------
Class Y
Shares sold.............    641,797     15,892,124     407,330     8,929,797   1,398,445     28,512,144
Shares redeemed......... (4,066,667)   (99,134,986) (3,049,701)  (67,224,141) (9,386,347)  (193,045,864)
Shares issued on
 reinvestment of
 distribution...........  3,795,361     89,483,682     816,636    18,026,674   1,968,663     40,431,169
--------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............    370,491      6,240,820  (1,825,735)  (40,267,670) (6,019,239)  (124,102,551)
--------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............  1,053,839  $  22,610,283  (1,557,817) $(34,332,369) (4,880,740) $(100,850,656)
--------------------------------------------------------------------------------------------------------

*The Fund changed its fiscal year end from January 31 to July 31, effective
  July 31, 1997.

Small Cap

                               Year Ended               Period Ended               Year Ended
                              July 31, 1998            July 31, 1997*           December 31, 1996
                         ------------------------  ------------------------  ------------------------
                           Shares       Amount       Shares       Amount       Shares       Amount
------------------------------------------------------------------------------------------------------
Class A
Shares sold.............  4,328,382  $ 72,341,164     246,413  $  3,587,404      23,318  $    285,774
Shares redeemed......... (1,207,491)  (20,046,565)     (2,663)      (37,984)    (17,926)     (213,193)
Shares issued on
 reinvestment of
 distribution...........     45,725       753,748         854        12,209       1,564        19,575
------------------------------------------------------------------------------------------------------
Net increase............  3,166,616    53,048,347     244,604     3,561,629       6,956        92,156
------------------------------------------------------------------------------------------------------
Class B
Shares sold.............  8,426,642   140,304,860     560,543     8,164,490      27,963       341,494
Shares redeemed.........   (803,676)  (13,366,175)     (9,769)     (142,514)       (966)      (11,697)
Shares issued on
 reinvestment of
 distribution...........     79,883     1,323,369       1,366        19,472       2,883        36,358
------------------------------------------------------------------------------------------------------
Net increase............  7,702,849   128,262,054     552,140     8,041,448      29,880       366,155
------------------------------------------------------------------------------------------------------
Class C
Shares sold.............  1,760,785    29,361,569     178,877     2,529,352       3,956        48,265
Shares redeemed.........   (281,072)   (4,699,621)     (6,447)      (91,950)     (1,838)      (22,125)
Shares issued on
 reinvestment of
 distribution...........     16,111       266,637         524         7,467         136         1,697
------------------------------------------------------------------------------------------------------
Net increase............  1,495,824    24,928,585     172,954     2,444,869       2,254        27,837
------------------------------------------------------------------------------------------------------
Class Y
Shares sold.............  4,923,790    82,090,579   2,593,853    36,298,202     289,906     3,628,792
Shares redeemed......... (1,558,339)  (25,982,474)   (562,869)   (8,498,878)    (75,598)     (912,038)
Shares issued on
 reinvestment of
 distribution...........     61,107     1,017,152      11,719       165,502      25,358       316,899
------------------------------------------------------------------------------------------------------
Net increase............  3,426,558    57,125,257   2,042,703    27,964,826     239,666     3,033,653
------------------------------------------------------------------------------------------------------
Net increase............ 15,791,847  $263,364,243   3,012,401  $ 42,012,772     278,756  $  3,519,801
------------------------------------------------------------------------------------------------------
*The Fund changed its fiscal year end from December 31 to July 31, effective
  July 31, 1997.

Utility

                               Year Ended               Period Ended               Year Ended
                              July 31, 1998            July 31, 1997*           December 31, 1996
                         ------------------------  ------------------------  ------------------------
                           Shares       Amount       Shares       Amount       Shares       Amount
------------------------------------------------------------------------------------------------------
Class A
Shares sold.............  1,266,778  $ 14,554,038      45,144  $    494,721     246,512  $  2,626,118
Shares redeemed......... (1,407,032)  (16,718,124) (1,294,589)  (14,079,531) (1,609,448)  (16,984,094)
Shares issued on
 reinvestment of
 distribution...........    243,720     2,889,027     147,141     1,602,820     478,287     5,051,093
------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............    103,466       724,941  (1,102,304)  (11,981,990)   (884,649)   (9,306,883)
------------------------------------------------------------------------------------------------------
Class B
Shares sold.............    974,483    11,445,916     123,876     1,349,827     787,800     8,401,385
Shares redeemed.........   (551,773)   (6,555,500)   (611,224)   (6,601,705)   (630,402)   (6,652,890)
Shares issued on
 reinvestment of
 distribution...........     93,247     1,107,337      52,424       571,837     183,056     1,935,353
------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............    515,957     5,997,753    (434,924)   (4,680,041)    340,454     3,683,848
------------------------------------------------------------------------------------------------------
Class C
Shares sold.............     13,355       157,299       1,231        13,731      25,812       274,673
Shares redeemed.........     (6,139)      (72,067)     (6,079)      (66,033)    (13,100)     (135,909)
Shares issued on
 reinvestment of
 distribution...........        980        11,662         536         5,855       1,963        20,723
------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............      8,196        96,894      (4,312)      (46,447)     14,675       159,487
------------------------------------------------------------------------------------------------------
Class Y
Shares sold.............    100,754     1,197,639      23,627       259,189     106,165     1,120,499
Shares redeemed.........   (100,753)   (1,214,182)    (72,220)     (779,946)   (644,560)   (6,607,014)
Shares issued on
 reinvestment of
 distribution...........      2,014        23,760       1,585        17,278       7,089        74,971
------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............      2,015         7,217     (47,008)     (503,479)   (531,306)   (5,411,544)
------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............    629,634  $  6,826,805  (1,588,548) $(17,211,957) (1,060,826) $(10,875,092)
------------------------------------------------------------------------------------------------------

* The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

Value

                                 Year Ended                  Period Ended                Year Ended
                                July 31, 1998               July 31, 1997*            December 31, 1996
                         ----------------------------  -------------------------  --------------------------
                           Shares         Amount         Shares       Amount        Shares        Amount
-------------------------------------------------------------------------------------------------------------
Class A
Shares sold.............   1,587,252  $    40,192,765     948,931  $  21,010,689    1,109,850  $  23,895,251
Shares redeemed.........  (2,758,581)     (68,967,117) (1,099,102)   (24,085,514)  (1,836,296)   (39,736,035)
Shares issued on
 reinvestment of
 distribution...........   3,563,487       81,070,016     127,041      2,835,467    2,371,895     49,562,452
Shares issued in the
 acquisition of Virtus
 Style Manager; Large
 Cap Fund...............   3,109,878       80,290,504           0              0            0              0
-------------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............   5,502,036      132,586,168     (23,130)      (239,358)   1,645,449     33,721,668
-------------------------------------------------------------------------------------------------------------
Class B
Shares sold.............   2,346,146       58,297,020   2,284,482     50,184,755    2,197,426     47,442,303
Shares redeemed.........  (1,290,986)     (31,809,835)   (709,716)   (15,577,742)    (873,740)   (18,943,891)
Shares issued on
 reinvestment of
 distribution...........   2,433,973       55,281,719      48,527      1,086,571    1,374,236     28,693,188
-------------------------------------------------------------------------------------------------------------
Net increase............   3,489,133       81,768,904   1,623,293     35,693,584    2,697,922     57,191,600
-------------------------------------------------------------------------------------------------------------
Class C
Shares sold.............     170,261        4,223,998      46,777      1,018,408       38,761        832,827
Shares redeemed.........     (72,103)      (1,793,135)    (16,263)      (355,395)     (17,818)      (377,207)
Shares issued on
 reinvestment of
 distribution...........      31,015          701,653         410          9,201       10,328        215,421
-------------------------------------------------------------------------------------------------------------
Net increase............     129,173        3,132,516      30,924        672,214       31,271        671,041
-------------------------------------------------------------------------------------------------------------
Class Y
Shares sold.............   4,385,718      107,270,971   6,289,283    137,931,136   15,195,754    324,801,783
Shares redeemed......... (46,491,232)  (1,113,847,392) (8,383,008)  (184,606,592) (14,584,293)  (316,060,052)
Shares issued on
 reinvestment of
 distribution...........   2,771,230       65,192,827     302,057      6,740,306    5,208,388    108,890,530
Shares issued in
 acquisition of Virtus
 Style Manager; Large
 Cap Fund...............     924,632       23,882,074           0              0            0              0
Shares issued in
 acquisition of FFB
 Lexicon Select Value
 Fund...................           0                0           0              0    4,720,676     95,883,824
Shares issued in
 acquisition of FFB
 Equity Fund............           0                0           0              0      692,924     14,077,973
-------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)............. (38,409,652)    (917,501,520) (1,791,668)   (39,935,150)  11,233,449    227,594,058
-------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)............. (29,289,310) $  (700,013,932)   (160,581) $  (3,808,710)  15,608,091  $ 319,178,367
-------------------------------------------------------------------------------------------------------------
*The Fund changed its fiscal year end from December 31 to July 31, effective
  July 31, 1997.

Total Return

                                 Year Ended                  Period Ended                Year Ended
                                July 31, 1998               July 31, 1997*            November 30, 1996
                         ----------------------------  -------------------------  --------------------------
                           Shares         Amount         Shares       Amount        Shares        Amount
-------------------------------------------------------------------------------------------------------------
Class A
Shares sold.............     405,327  $     8,477,778     521,092  $   9,464,499      756,854  $  11,818,891
Shares redeemed.........    (476,275)      (9,979,937)   (564,385)   (10,121,645)    (446,563)    (6,837,747)
Shares issued on
 reinvestment of
 distribution...........     192,513        3,761,047      18,071        331,175       71,945      1,193,118
-------------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............     121,565        2,258,888     (25,222)      (325,971)     382,236      6,174,262
-------------------------------------------------------------------------------------------------------------
Class B
Shares sold.............   1,312,799       27,194,053   2,651,702     48,001,066    1,503,008     23,867,265
Shares redeemed.........  (1,328,176)     (27,515,826)   (609,684)   (11,087,288)    (534,970)    (8,156,600)
Shares issued on
 reinvestment of
 distribution...........     348,818        6,752,535      15,072        275,911       57,897        974,432
-------------------------------------------------------------------------------------------------------------
Net increase............     333,441        6,430,762   2,057,090     37,189,689    1,025,935     16,685,097
-------------------------------------------------------------------------------------------------------------
Class C
Shares sold.............     212,115        4,372,780     350,562      6,315,824      398,635      6,185,359
Shares redeemed.........    (349,166)      (7,245,174)   (172,539)    (3,193,608)    (265,577)    (4,069,150)
Shares issued on
 reinvestment of
 distribution...........      80,168        1,557,317       4,023         73,683       21,672        362,645
-------------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............     (56,883)      (1,315,077)    182,046      3,195,899      154,730      2,478,854
-------------------------------------------------------------------------------------------------------------
Class Y
Shares sold.............       5,560          116,322       4,487         85,018            0              0
Shares redeemed.........      (5,138)        (105,758)          0              0            0              0
Shares issued on
 reinvestment of
 distribution...........         228            4,458           0              0            0              0
-------------------------------------------------------------------------------------------------------------
Net increase............         650           15,022       4,487         85,018            0              0
-------------------------------------------------------------------------------------------------------------
Net increase............     398,773  $     7,389,595   2,218,401  $  40,144,635    1,562,901  $  25,338,213
-------------------------------------------------------------------------------------------------------------

* The Fund share activity for Class Y shares reflect the period from June 10, 1997 (commencement of class operations) through July 31, 1997. The Fund changed its fiscal year end from November 30 to July 31, effective July 31, 1997.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows for the period ended July 31, 1998:

                                               Cost of        Proceeds
                                              Purchases      from Sales
                                            -----------------------------
         Blue Chip*........................ $  360,931,375 $  391,549,349
         Growth and Income.................    846,628,227    288,979,809
         Income and Growth.................  1,281,952,042  1,315,701,331
         Small Cap.........................    285,721,810     35,249,915
         Utility...........................     86,344,853     94,184,507
         Value.............................    902,213,731  1,820,554,640
         Total Return......................    107,895,706    127,869,229

            -------
            * For the eleven-month period ended July 31,
              1998. The Fund changed its fiscal year end from August 31 to July 31, effective July 31, 1998. For the year ended August 31, 1997, cost of purchases and proceeds from sales of in-vestment securities for Blue Chip, excluding short-term investments, were $295,493,216 and $285,581,225, respectively.

On July 31, 1998, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                                       Net
                                           Gross        Gross       Unrealized
                                         Unrealized   Unrealized  Appreciation /
                            Tax Cost    Appreciation Depreciation (Depreciation)
                             ---------------------------------------------------
         Blue Chip.....  $  298,069,328 $ 87,560,884 $ 2,556,400   $ 85,004,484
         Growth and
          Income.......   1,747,719,854  510,629,570  80,376,773    430,252,797
         Income and
          Growth.......     896,608,201  117,051,419  71,847,090     45,204,329
         Small Cap.....     319,633,756   18,497,845  28,741,979    (10,244,134)
         Utility.......     121,862,772   24,225,433   7,043,779     17,181,654
         Value.........     786,172,180  244,288,036  29,342,797    214,945,239
         Total Return..     136,194,805   44,760,810   2,328,754     42,432,056

7. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (formerly, Evergreen Keystone Distributor, Inc.) ("EDI"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS") serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and services fees to broker-dealers who sell shares of the fund, are paid by share-holders through expenses called "Distribution Plan expenses". Each class, ex-cept Class Y, currently pays a service fee equal to 0.25% of the average daily net assets of the class. Class B and Class C also presently pay distribution fees equal to 0.75% of the average daily net assets of the Class. Distribution Plan expenses are calculated daily and paid monthly. With respect to Class B and Class C shares, the principal underwriter may pay 12b-1 fees greater than the allowable annual amounts the Fund is permitted to pay. The Fund may reim-burse the principal underwriter for such excess amounts in later years with an-nual interest at the prime rate plus 1.00%.

During the period ended July 31, 1998, amounts paid to EDI and/or its predeces-sor pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                             Year Ended July 31, 1998
                                          ------------------------------
                                           Class A    Class B   Class C
                                          ------------------------------
         Blue Chip*...................... $  367,809 $1,259,943 $  1,062
         Growth and Income...............    597,754  7,890,229  377,404
         Income and Growth...............     34,738    520,041   11,305
         Small Cap.......................     80,328    755,179  153,142
         Utility.........................    243,362    413,364    4,199
         Value...........................  1,088,998  3,088,393   34,416
         Total Return....................    124,034  1,012,065  214,441

            -------
            * For the eleven-month period ended July 31,
              1998. The Fund changed its fiscal year end from August 31 to July 31, effective July 31, 1998. For the year ended August 31, 1997, Blue Chip paid $1,535,556 to EDI and/or its prede-cessor pursuant to the Fund's Class B Distri-bution Plan.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

Contingent deferred sales charges paid by redeeming shareholders are paid to EDI or its predecessor.

8. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND OTHER AFFILIATED
 TRANSACTIONS

Keystone is the investment adviser for Blue Chip and Total Return. In return for providing investment management and administrative services to Blue Chip and Total Return, the Funds pay Keystone a management fee that is calculated daily and paid monthly. The management fee for Blue Chip is determined by ap-plying percentage rates starting at 0.70% and declining as assets increase to 0.35% per annum, to the average daily net asset value of the Fund. The manage-ment fee for Total Return is computed at an annual rate of 1.50% of Total Re-turn's gross investment income plus an amount determined by applying percentage rates starting at 0.60% and declining to 0.30% per annum as net assets in-crease, to the average daily net asset value of the Fund.

Pursuant to an agreement with Growth and Income's, Income and Growth's and Small Cap's investment adviser, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, is entitled to an annual fee based on each of Growth and Income's, Income and Growth's and Small Cap's aver-age daily net assets, respectively, in accordance with the following schedule:

         First $750 million......................................... 1.00%
         Next $250 million.......................................... 0.90%
         Over $1 billion............................................ 0.80%

Evergreen Asset has agreed to reimburse Small Cap to the extent that the Fund's operating expenses (including the investment advisory fee and amortization of organizational expenses but excluding interest, taxes, brokerage commissions, 12b-1 distribution and shareholder services fees and extraordinary expenses) exceed 1.50% of its average daily net assets. First Union and Evergreen Asset can modify or terminate voluntary waivers at any time.

First Union is entitled to an annual fee of 0.50% Utility's and Value's average daily net assets pursuant to each Fund's investment advisory agreement. First Union voluntarily waived $204,617 of its fee for Utility for the year ended July 31, 1998.

Evergreen Investment Services ("EIS") (formerly Evergreen Keystone Investment Services, Inc.), a subsidiary of First Union, is the administrator and BISYS Fund Services is sub-administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. As sub-administrator to the Funds, BISYS Fund Services provides the officers of the Funds. The administra-tor and sub-administrator for each Fund are entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisers. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of the Fund. The sub-administra-tion fee is calculated by applying percentage rates, which start at 0.01% and decline to .004% per annum as net assets increase, to the average daily net as-set value of the Fund. For Blue Chip, Growth and Income, Income and Growth, Small Cap and Total Return the administration and sub-administration fee is paid by their respective investment adviser and is not a Fund expense. For the year ended July 31, 1998, Utility and Value paid $42,854 and $438,523, respec-tively, to EIS for providing administrative services.

For the period ended July 31, 1998, Blue Chip and Total Return paid $53,198 and $33,743, respectively, to Keystone, as reimbursement of certain administrative expenses.

Evergreen Service Company ("ESC"), a subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds.

Lieber & Company, an affiliate of First Union, is the investment sub-adviser to Growth and Income, Income and Growth, and Small Cap and also provides brokerage services with respect to substantially all security transactions of each Fund effected on the New York or American Stock Exchanges. For the year ended
July 31, 1998, Growth and Income, Income and Growth, and Small Cap incurred the following brokerage commissions with Lieber & Company:

         Growth and Income..................................... $1,460,807
         Income and Growth.....................................  1,762,628
         Small Cap.............................................    305,350

Lieber & Company is reimbursed by Evergreen Asset, at no additional expense to the Fund, for its cost of providing investment advisory services.

Evergreen Service Company ("ESC"), a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for the Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

9. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

10. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Funds may defer any or all compensation related to performance of duties as a Trustee. Each Trustee's deferred balances are al-located to deferral accounts which are included in the accrued expenses for each Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in each Funds' Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly in-stallments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of July 31, 1998, the value of the Trustees deferral ac-count for Blue Chip, Growth and Income, Income and Growth, Small Cap, Utility, Value and Total Return was $7,071, $32,760, $87,575, $8,678, $7,867, $82,792
and $2,334.

11. FINANCING AGREEMENT

On October 31, 1996, a financing agreement among certain of the Evergreen Funds, State Street Bank & Trust ("State Street") and a group of Banks (the "Banks") became effective. Under this agreement, the Banks provided an unsecured credit facility in the aggregate amount of $225 million ($112.5 mil-lion committed and $112.5 million uncommitted) allocated evenly among the Banks. Borrowings under this facility bore interest at 0.75% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum was incurred on the unused portion of the committed facility, which was allocated to all partici-pating Funds. State Street served as agent for the Banks, and as agent was en-titled to a fee of $15,000 which was allocated to all of the participating Funds. This agreement was terminated on October 31, 1997.

On October 31, 1997, a temporary financing agreement between the participating Funds and First Union became effective. Under this agreement, First Union pro-vided a fully committed unsecured credit facility in the aggregate amount of $300 million. Borrowings under this facility bore interest at 1.00% per annum above the Federal Funds rate. State Street served as administrative agent under this agreement, but received no compensation for its services. This agreement was terminated on December 22, 1997.

On December 22, 1997, a financing agreement among all of the Evergreen Funds, State Street Bank and Trust ("State Street") and a group of Banks became effec-tive. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $400 million ($275 million committed and $125 million uncommitted). The credit facility is allocated among the Banks, under the terms of the financing agreement. The credit facility is to be accessed by the Funds for temporary or emergency purposes only and is subject to each Fund's borrow-ing restrictions. Borrowings under this facility bear interest at 0.50% per an-num above the Federal Funds rate. A commitment fee of 0.065% per annum will be incurred on the unused portion of the committed facility, which will be allo-cated to all funds. State Street serves as administrative agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds.

During the period ended July 31, 1998, the Funds, except Income and Growth, had no significant borrowings under these agreements. At July 31, 1998, Income and Growth had a balance pursuant to this agreement of $12,800,000.

12. CONCENTRATION OF CREDIT RISK

Utility invests a substantial portion of its assets in issuers in the Utilities industry, therefore, it may be more affected by economic and political develop-ments in that industry than would be a comparable general equity fund.

                         Independent Auditors' Reports
The Trustees and Shareholders of
Evergreen Equity Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments, of six of the funds comprising Evergreen Eq-uity Trust as listed below as of July 31, 1998, and the related statements of operations, statements of changes in net assets and financial highlights for each of the years or periods listed below:

  Evergreen Blue Chip Fund -- statements of operations for the eleven months ended July 31, 1998 and the year ended August 31, 1997, statements of changes in net assets for the eleven months ended July 31, 1998 and each of the years in the two-year period ended August 31, 1998 and financial high-lights for the periods presented on pages 30 and 31.

  Evergreen Growth and Income Fund -- statement of operations for the year ended July 31, 1998, statements of changes in net assets for the year ended July 31, 1998, the seven months ended July 31, 1997 and the year ended De-cember 31, 1996 and financial highlights for the periods presented on pages 32 and 33, except for the periods ended prior to December 31, 1996. The fi-nancial highlights for the periods ended prior to December 31, 1996 were au-dited by other auditors, whose opinion thereon dated February 15, 1996 was unqualified.

  Evergreen Small Cap Equity Income Fund -- statement of operations for the year ended July 31, 1998, statements of changes in net assets for the year ended July 31, 1998, the seven months ended July 31, 1997 and the year ended December 31, 1996 and financial highlights for the periods presented on pages 36 and 37, except for the periods ended prior to December 31, 1996. The financial highlights for the periods ended prior to December 31, 1996 were audited by other auditors, whose opinion thereon dated February 15, 1996 was unqualified.

  Evergreen Utility Fund -- statement of operations for the year ended July 31, 1998, statements of changes in net assets for the year ended July 31, 1998, the seven months ended July 31, 1997 and the year ended December 31, 1996 and financial highlights for the periods presented on pages 38 and 39.

  Evergreen Value Fund -- statement of operations for the year ended July 31, 1998, the statements of changes in net assets for the year ended July 31, 1998, the seven months ended July 31, 1997 and the year ended December 31, 1996 and financial highlights for the periods presented on pages 40 and 41.

  Evergreen Fund for Total Return -- statement of operations for the year ended July 31, 1998, statements of changes in net assets for the year ended July 31, 1998, the eight months ended July 31, 1997 and the year ended No-vember 30, 1996 and financial highlights for the periods presented on pages 42 and 43.

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these fi-nancial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted audited stan-dards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall fi-nancial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green Blue Chip Fund, Evergreen Growth and Income Fund, Evergreen Small Cap Eq-uity Income Fund, Evergreen Utility Fund, Evergreen Value Fund and Evergreen Fund for Total Return (six of the funds comprising Evergreen Equity Trust) as of July 31, 1998, the results of their operations, changes in their net assets and financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting princi-ples.

                                            KPMG Peat Marwick LLP

Boston, Massachusetts
September 4, 1998

                         Independent Auditors' Reports
To the Trustees and Shareholders of
Evergreen Income and Growth Fund

In our opinion, the accompanying Statement of Assets and Liabilities, including the Schedule of Investments, and the related Statements of Operations and of Changes in Net Assets and the Financial Highlights present fairly, in all mate-rial respects, the financial position of Evergreen Income and Growth Fund (the "Fund") at July 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year ended July 31, 1998, the period ended July 31, 1997, and the year ended January 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "finan-cial statements") are the responsibility of the Fund's management; our respon-sibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and per-form the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta-tion. We believe that our audits, which included confirmation of securities at July 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The financial highlights presented for each of the years or periods ended through January 31, 1996 were audited by other audi-tors, whose report dated March 31, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
September 15, 1998

                FEDERAL TAX STATUS OF DISTRIBUTIONS (Unaudited)

 Pursuant to section 852 of the Internal Revenue Code, the Funds have designated the following amounts as long-term 28% capital gain dis-tributions and long-term 20% capital gain distributions for the fis-cal year ended July 31, 1998:

                                         Aggregate          Per Share
                                  ----------------------- -------------
                                      28%         20%      28%    20%
                                      ---------------------------------
         Blue Chip............... $18,080,605 $16,417,783 $1.758 $1.597
         Growth and Income.......  14,384,603  26,192,557  0.259  0.471
         Income and Growth.......           0           0  0.000  0.000
         Small Cap...............      81,536     420,422  0.004  0.022
         Utility.................   5,039,111   2,587,648  0.420  0.215
         Value...................  77,345,830 115,539,118  1.734  2.591
         Total Return............   4,898,662   4,494,746  0.590  0.541

 For corporate shareholders, the following percentages of ordinary in-come dividends paid during the fiscal year ended July 31, 1998 quali-fied for the dividends received deduction.

         Blue Chip................................................. 35.96%
         Growth and Income......................................... 43.91%
         Income and Growth......................................... 14.91%
         Small Cap................................................. 72.93%
         Utility................................................... 79.50%
         Value..................................................... 83.91%
         Total Return.............................................. 57.85%

                                Evergreen Funds

Money Market                                    Income                                           Domestic Growth
Treasury Money Market Fund                      Capital Preservation and Income Fund             Strategic Growth
Fund
Money Market Fund                               Short Intermediate Bond Fund                     Stock Selector
Fund
Municipal Money Market Fund                     Intermediate Term Government Securities Fund     Evergreen Fund
Pennsylvania Municipal Money Market Fund        Intermediate Term Bond Fund                      Omega Fund
                                                U.S. Government Fund                             Small Company
Growth Fund
Tax Exempt                                      Diversified Bond Fund                            Aggressive
Growth Fund
Short Intermediate Municipal Fund               Strategic Income Fund                            Micro Cap Fund
High Grade Tax Free Fund                        High Yield Bond Fund
Tax Free Fund                                                                                    Global
International
California Tax Free Fund                        Balanced                                         Global Leaders
Fund
Connecticut Municipal Bond Fund                 American Retirement Fund                         International
Growth Fund
Florida Municipal Bond Fund                     Balanced Fund                                    Global
Opportunities Fund
Florida High Income Municipal Bond Fund         Tax Strategic Foundation Fund                    Precious Metals
Fund
Georgia Municipal Bond Fund                     Foundation Fund                                  Emerging Markets
Growth Fund
Maryland Municipal Bond Fund                                                                     Latin America
Fund
Massachusetts Tax Free Fund                     Growth & Income
Missouri Tax Free Fund                          Utility Fund                                     Express Line
New Jersey Tax Free Income Fund                 Income and Growth Fund                           800.346.3858
New York Tax Free Fund                          Fund for Total Return
North Carolina Municipal Bond Fund              Value Fund                                       Investor Services
Pennsylvania Tax Free Fund                      Blue Chip Fund                                   800.343.2898
South Carolina Municipal Bond Fund              Growth and Income Fund
Virginia Municipal Bond Fund                    Small Cap Equity Income Fund                     Retirement Plan
Services
                                                                                                 800.247.4075


www.evergreenfunds.com


63305                                                   543691  RV0  9/98


                                                        ---------------
                                                           BULK RATE
                                                          U.S. POSTAGE
                                                              PAID
                                                         PERMIT NO. 19
                                                           HUDSON, MA
                                                        ---------------

[LOGO OF EVERGREEN FUNDS(SM)
APPEARS HERE]

200 BERKELEY STREET
BOSTON, MA 02116

Evergreen Income and Growth Fund
Pro Forma Combining Financial Statements (Unaudited)
Schedules of Investments (000's)
January 31, 1999


                                                Income and Growth Fund   American Retirement Fund         Proforma Combined
------------------------------------------------------------------------------------------------------------------------------------
                                                 Shares          Value    Shares         Value         Shares           Value
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 70.2%
  Aerospace & Defense - 0.2%
  Loral Space & Communications                                                36        $ 2,169             36           $ 2,169
                                                                                     -----------                  ---------------

  Automotive Equipment & Manufacturing - 3.0%
  Arvin Industries Inc.                                                       29          1,147             29             1,147
  Daimler Chrysler AG Stuttgart                                               25          2,583             25             2,583
  Dana Corp.                                         526      $ 21,628        30          1,234            556            22,862
  General Motors Corp.                                50         4,487                                      50             4,487
  Simpson Industries, Inc.                                                   170          1,786            170             1,786
                                                            -----------              -----------                  ---------------
                                                                26,115                    6,750                           32,865
                                                            -----------              -----------                  ---------------
  Banks - 12.5%
  Amsouth Bancorp                                     12           519                                      12               519
  Associated Banc Corp.                              100         3,138                                     100             3,138
  BancorpSouth, Inc.                                 284         4,881        40            687            324             5,568
  BancWest Corp.                                     300        13,476                                     300            13,476
  Bank of New York Co., Inc.                                                  40          1,420             40             1,420
  Bank One Corp.                                                              32          1,692             32             1,692
  Bankers Trust Corp.                                170        14,799                                     170            14,799
  BB & T Corp.                                                                61          2,328             61             2,328
  Cape Cod Bank & Trust Co.                                                   32            608             32               608
  CB Bancshares, Inc. **                             192         6,160                                     192             6,160
  CCB Financial Corp.                                 50         2,702                                      50             2,702
  Comerica, Inc.                                                              20          1,218             20             1,218
  F&M National Corp.                                  78         2,270                                      78             2,270
  First American Corp.                                35         1,465                                      35             1,465
  First State Bancorp                                                         48            907             48               907
  First Tennessee National Corp.                      40         1,463                                      40             1,463
  First Union Corp. ***                                                        8            421              8               421
  First Virginia Banks, Inc.                          21           980                                      21               980
  FirstMerit Corp.                                     8           217                                       8               217
  Fleet Financial Group, Inc.                         30         1,329                                      30             1,329
  Hibernia Corp. Cl. A                                                        53            888             53               888
  Huntington Bancshares, Inc.                                                 30            934             30               934
  Interchange Financial Services Corp.               319         5,350                                     319             5,350
  KeyCorp                                            100         3,188                                     100             3,188
  M & T Bank Corp.                                    18         9,136                                      18             9,136
  Marshall & Ilsley Corp.                            100         5,925                                     100             5,925
  Mercantile Bancorp, Inc.                           477        21,451                                     477            21,451
  One Valley Bancorp of West Virginia, Inc.           16           492                                      16               492
  Pacific Century Financial Corp.                    116         2,563                                     116             2,563
  PNC Bank Corp.                                     173         8,881                                     173             8,881
  Premier National Bancorp, Inc.                      38           662                                      38               662
  Republic Security Financial Corp.                                          189          1,734            189             1,734
  Second Bancorp, Inc.                                79         1,758                                      79             1,758
  Summit Bancorp                                      10           408                                      10               408
  Suntrust Banks, Inc.                                                        24          1,694             24             1,694
  Susquehanna Bancshares, Inc.                       111         2,165        36            700            147             2,865
  United Bankshares, Inc.                              7           170                                       7               170
  USBancorp, Inc.                                    322         5,795                                     322             5,795
                                                            -----------              -----------                  ---------------
                                                               121,343                   15,231                          136,574
                                                            -----------              -----------                  ---------------

  Building, Construction & Furnishings - 2.2%
  Armstrong World Industries, Inc.                   304        17,927        10            589            314            18,516
  Eagle Hardware & Garden, Inc.                                               83          3,031             83             3,031
  La-Z-Boy Chair Co.                                  44           799                                      44               799
  Southdown, Inc.                                                             23          1,252             23             1,252
                                                            -----------              -----------                  ---------------
                                                                18,726                    4,872                           23,598
                                                            -----------              -----------                  ---------------

  Business Equipment & Services - 0.0%
  Dun & Bradstreet Corp.                                                      15            458             15               458
                                                                                     -----------                  ---------------

  Capital Goods - 1.1%
  Caterpillar, Inc.                                  271        11,759                                     271            11,759
                                                            -----------                                           ---------------

  Chemical & Agricultural Products - 0.5%
  Du Pont (E. I.) De Nemours & Co.                   100         5,119                                     100             5,119
                                                            -----------                                           ---------------

Evergreen Income and Growth Fund
Pro Forma Combining Financial Statements (Unaudited)
Schedules of Investments (000's)
January 31, 1999


                                                                Income and Growth    American Retirement
                                                                      Fund                 Fund                Proforma Combined
------------------------------------------------------------------------------------------------------------------------------------
                                                               Shares      Value      Shares        Value      Shares      Value
------------------------------------------------------------------------------------------------------------------------------------
       Consumer Products & Services - 1.5%
       CPI Corp.                                                                        50        $ 1,322        50    $   1,322
       Lancaster Colony Corp.                                                           80          2,275        80        2,275
       Newell Co.                                               120       $ 4,987       15            623       135        5,610
       Rubbermaid, Inc.                                                                 50          1,613        50        1,613
       Service Corp. International                              200         3,175                               200        3,175
       Tupperware Corp.                                         115         2,365                               115        2,365
                                                                       -----------             -----------           ------------
                                                                           10,527                   5,833                 16,360
                                                                       -----------             -----------           ------------

       Diversified Companies - 0.6%
       Harris Corp.                                                                     10            375        10          375
       Ruddick Corp.                                                                    80          1,410        80        1,410
       Tomkins Plc, ADR                                         225         3,347       80          1,190       305        4,537
                                                                       -----------             -----------           ------------
                                                                            3,347                   2,975                  6,322
                                                                       -----------             -----------           ------------

       Electronic Equipment & Services - 0.2%
       AMP, Inc.                                                                        46          2,396        46        2,396
                                                                                               -----------           ------------

       Electrical Equipment & Services - 3.5%
       Emerson Electric Co.                                      78         4,538       12            698        90        5,236
       Hubbell, Inc. Cl. A                                        5           175       57          2,075        62        2,250
       Hubbell, Inc. Cl. B                                      230         8,424                               230        8,424
       Thomas & Betts Corp.                                     449        19,836       43          1,900       492       21,736
                                                                       -----------             -----------           ------------
                                                                           32,973                   4,673                 37,646
                                                                       -----------             -----------           ------------

       Finance & Insurance - 5.9%
       Dain Rauscher Corp.                                                              30            926        30          926
       Edwards (A.G.), Inc.                                      50         1,694                                50        1,694
       Exel Limited Hamilton                                     79         5,041                                79        5,041
       Hartford Financial Services Group, Inc.                                          20          1,039        20        1,039
       LaSalle Re Holdings Ltd.                                 100         1,850       20            370       120        2,220
       Lincoln National Corp.                                                           15          1,249        15        1,249
       Ohio Casualty Corp.                                      196         7,783                               196        7,783
       Paine Webber Group, Inc.                                 743        27,630       20            744       763       28,374
       Provident Co., Inc.                                      143         6,140                               143        6,140
       Torchmark Corp.                                          290         9,516                               290        9,516
       Transamerica Corp.                                                               12            672        12          672
                                                                       -----------             -----------           ------------
                                                                           59,654                   5,000                 64,654
                                                                       -----------             -----------           ------------

       Food & Beverage Products - 0.5%
       Flowers Industries, Inc.                                                         71          1,706        71        1,706
       H. J. Heinz Co.                                                                  18          1,014        18        1,014
       Lance, Inc.                                                                      50            931        50          931
       Sara Lee Corp.                                             2            51                                 2           51
       Sbarro, Inc.                                              62         1,673                                62        1,673
       Tasty Baking Corp.                                                               20            263        20          263
                                                                       -----------             -----------           ------------
                                                                            1,724                   3,914                  5,638
                                                                       -----------             -----------           ------------

       Healthcare Products & Services - 5.5%
       American Home Products Corp.                             270        15,846       20          1,174       290       17,020
       Baxter International, Inc.                               175        12,414       30          2,128       205       14,542
       Beckman Coulter, Inc.                                    200         9,985                               200        9,985
       Bristol-Myers Squibb Co.                                  59         7,614       14          1,795        73        9,409
       Shared Medical System Corp.                              152         7,167       50          2,354       202        9,521
                                                                       -----------             -----------           ------------
                                                                           53,026                   7,451                 60,477
                                                                       -----------             -----------           ------------

       Industrial Specialty Products & Services - 0.3%
       Federal Signal Corp.                                                             80          2,125        80        2,125
       Leggett & Platt, Inc.                                                            30            611        30          611
       Lindberg Corp.                                                                   42            525        42          525
       Timken Co.                                                20           434                                20          434
                                                                       -----------             -----------           ------------
                                                                              434                   3,261                  3,695
                                                                       -----------             -----------           ------------

       Information Services & Technology - 1.7%
       Hewlett-Packard Co.                                      100         7,837                               100        7,837
  *    Network Associates, Inc.                                 200        10,475                               200       10,475
                                                                       -----------                                   ------------
                                                                           18,312                                         18,312
                                                                       -----------                                   ------------

Evergreen Income and Growth Fund
Pro Forma Combining Financial Statements (Unaudited)
Schedules of Investments (000's)
January 31, 1999

                                                                  Income and Growth     American Retirement
                                                                        Fund                    Fund             Proforma Combined
                                                                ---------------------    ------------------     -------------------
                                                                Shares          Value     Shares     Value       Shares      Value
       Machinery - Diversified - 0.1%
       Hardinge, Inc.                                                                        83    $ 1,328           83    $ 1,328
                                                                                                  ---------               ---------

       Metal Products & Services - 0.0%
       Titanium Metals Corp.                                                                 50        444           50        444
                                                                                                  ---------               ---------
       Oil/Energy - 5.4%
       Amerada Hess Corp.                                           50       $ 2,375                                 50      2,375
       Atlantic Richfield Co.                                      337        19,335         23      1,320          360     20,655
       Consolidated Natural Gas Co.                                  6           313                                  6        313
       Equitable Resources, Inc.                                   293         7,639                                293      7,639
       Exxon Corp.                                                                           15      1,085           15      1,085
       Mobil Corp.                                                                           10        877           10        877
       Texaco, Inc.                                                                          12        568           12        568
       Williams Companies, Inc.                                    548        18,091         60      1,980          608     20,071
       YPF SA, ADR                                                 158         5,036                                158      5,036
                                                                          -----------             ---------               ---------
                                                                              52,789                 5,830                  58,619
                                                                          -----------             ---------               ---------
       Oil Field Services - 0.1%
       BP Amoco Plc                                                                          11        859           11        859
       Lufkin Industries, Inc.                                                               32        605           32        605
                                                                                                  ---------               ---------
                                                                                                     1,464                   1,464
                                                                                                  ---------               ---------
       Other - 2.5%
       AMR Corp.                                                    50         2,937                                 50      2,937
       Brandywine Realty Trust REIT                                 10           165                                 10        165
       British Airways, ADR                                         34         2,208                                 34      2,208
       Cincinnati Bell, Inc.                                        50         1,016                                 50      1,016
       Companhia Paranaense de Energia-Copel, Plc, ADR             300         1,200                                300      1,200
       Convergys Corp.                                              50           900                                 50        900
       Delta Air Lines, Inc.                                        65         3,546                                 65      3,546
       Ingersoll Rand Co., 6.75%, PRIDES                           100         2,462                                100      2,462
       Lincoln National Corp.                                        5           417                                  5        417
       Lincoln National Corp., Inc., 7.75%, PRIDES                 267         6,656                                267      6,656
       NICOR, Inc.                                                  22           841                                 22        841
       S&P 500 Depositary Receipts                                  36         4,597                                 36      4,597
                                                                          -----------                                     ---------
                                                                              26,945                                        26,945
                                                                          -----------                                     ---------
       Printing, Publishing, Broadcasting & Entertainment - 0.4%
       Bowne & Co., Inc.                                                                     52        798           52        798
       Reader's Digest Association, Inc.                            50         1,438         50      1,403          100      2,841
       Time Warner, Inc.                                                                     12        725           12        725
                                                                          -----------             ---------               ---------
                                                                               1,438                 2,926                   4,364
                                                                          -----------             ---------               ---------
       Real Estate - 3.6%
       Burnham Pacific Properties, Inc. REIT                        24           283                                 24        283
       Canadian Hotel Properties REIT                              838         4,337                                838      4,337
       Equity Residential Properties Trust REIT                    125         5,082                                125      5,082
       Gables Residential Trust REIT                               313         7,172                                313      7,172
       Kranzco Realty Trust REIT                                   462         6,526                                462      6,526
       Meditrust Co. REIT                                          850        13,334                                850     13,334
       Post Property, Inc. REIT                                     75         2,794                                 75      2,794
                                                                          -----------                                     ---------
                                                                              39,528                                        39,528
                                                                          -----------                                     ---------
       Retailing & Wholesale - 0.6%
       Freds, Inc.                                                                           60        776           60        776
       J. C. Penney Co., Inc.                                                                43      1,685           43      1,685
       Longs Drug Stores Corp.                                                               30      1,149           30      1,149
       Saks, Inc.                                                                            70      2,587           70      2,587
                                                                                                  ---------               ---------
                                                                                                     6,197                   6,197
                                                                                                  ---------               ---------
       Thrift Institutions - 0.3%
       First Essex Bancorp, Inc.                                    56           998                                 56        998
       Horizon Financial Corp.                                                               18        245           18        245
       Jacksonville Bancorp, Inc.                                  122         1,952                                122      1,952
       Peoples Heritage Financial Group                             10           188                                 10        188
                                                                          -----------             ---------               ---------
                                                                               3,138                   245                   3,383
                                                                          -----------             ---------               ---------

Evergreen Income and Growth Fund
Pro Forma Combining Financial Statements (Unaudited)
Schedules of Investments (000's)
January 31, 1999

                                                                Income and Growth  American Retirement
                                                                      Fund                Fund           Proforma Combined
                                                                -----------------  -----------------    -------------------
                                                                 Shares    Value    Shares    Value      Shares      Value
       Transportation - 2.4%
       Delta Air Lines, Inc.                                                           20   $ 1,091        20      $ 1,091
  *    UAL Corp.                                                  150     $ 9,338      20     1,245       170       10,583
       Union Pacific Corp.                                        260      13,374      27     1,389       287       14,763
                                                                         ---------         ---------             ----------
                                                                           22,712             3,725                 26,437
                                                                         ---------         ---------             ----------
       Utilities - Electric - 4.4%
       Black Hills Corp.                                           11         264                          11          264
       Central Hudson Gas & Electric Corp.                          6         262                           6          262
       FPL Group, Inc.                                            239      13,115                         239       13,115
       Houston Industries, Inc.                                                        80     2,430        80        2,430
       Interstate Energy Corp.                                    124       3,560      19       558       143        4,118
       LG & E Energy Corp.                                         65       1,728                          65        1,728
       MDU Resources Group, Inc.                                  180       4,140                         180        4,140
       Midamerican Energy Holdings Co.                            125       3,352                         125        3,352
       Potomac Electric Power Co.                                 146       3,415                         146        3,415
       PP&L Resources, Inc.                                        51       1,374      37       987        88        2,361
       Public Service Company of New Mexico                                            40       753        40          753
       Public Service Enterprise Group, Inc.                                           53     2,103        53        2,103
       Sempra Energy                                                                   93     2,139        93        2,139
       TNP Enterprises, Inc.                                      150       5,342      35     1,245       185        6,587
       Wisconsin Energy Corp.                                                          40     1,040        40        1,040
                                                                         ---------         ---------             ----------
                                                                           36,552            11,255                 47,807
                                                                         ---------         ---------             ----------
       Utilities - Gas - 4.9%
       Chesapeake Utilities Corp.                                  78       1,380                          78        1,380
       Keyspan Energy                                           1,036      28,033      94     2,544     1,130       30,577
       Northwest Natural Gas Co.                                                       39       922        39          922
       Peoples Energy Corp.                                       336      11,602      55     1,898       391       13,500
       Piedmont Natural Gas Co., Inc.                              98       3,029                          98        3,029
       South Jersey Industries, Inc.                               10         256                          10          256
       UGI Corp.                                                  190       4,176                         190        4,176
       Yankee Energy System, Inc.                                   8         230                           8          230
                                                                         ---------         ---------             ----------
                                                                           48,706             5,364                 54,070
                                                                         ---------         ---------             ----------
       Utilities - Telephone - 6.3%
       Frontier Corp.                                             305      11,022      35     1,264       340       12,286
       GTE Corp.                                                  250      16,875                         250       16,875
  *    Nortel Inversora SA MEDS                                   100       4,463                         100        4,463
       Telecom Corp. New Zealand Ltd.                           1,503      31,093                       1,503       31,093
       U.S. West, Inc.                                             20       1,234      40     2,468        60        3,702
                                                                         ---------         ---------             ----------
                                                                           64,687             3,732                 68,419
                                                                         ---------         ---------             ----------
---------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (cost - $633,982,
       $86,861 and $720,810, respectively)                                659,554           107,493                767,047
---------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED - 18.8%
       Aerospace & Defense - 1.1%
  *    Loral Space & Communications                               200      12,050                         200       12,050
                                                                         ---------                               ----------
       Banks - 0.9%
       National Australia Bank, Ltd., 7.875%, Ser. UNIT           210       6,379      50     1,519       260        7,898
       WBK Trust, 10.00% STRYPES
       (exchangeable for Westpac Banking Corp. Common Stock)                           58     1,885        58        1,885
                                                                         ---------         ---------             ----------
                                                                            6,379             3,404                  9,783
                                                                         ---------         ---------             ----------
       Communications Systems & Services - 1.8%
       AirTouch Communications, Inc., 6.00%, Ser. B               200      15,675      15     1,176       215       16,851
       Qwest Trends Trust, 5.75%, 144A                             50       2,669                          50        2,669
                                                                         ---------         ---------             ----------
                                                                           18,344             1,176                 19,520
                                                                         ---------         ---------             ----------
       Diversified Companies - 0.2%
       Ingersoll Rand Co., 6.75% PRIDES                                                79     1,950        79        1,950
                                                                                           ---------             ----------
       Electrical Equipment & Services - 0.8%
       Pioneer Standard Financial Trust, 6.75%, 3/31/2028, 144A   165       6,930      50     2,100       215        9,030
                                                                         ---------         ---------             ----------

Evergreen Income and Growth Fund
Pro Forma Combining Financial Statements (Unaudited)
Schedules of Investments (000's)
January 31, 1999


                                                                   Income and Growth  American Retirement
                                                                        Fund                 Fund               Proforma Combined
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Shares     Value  Shares       Value      Shares        Value
------------------------------------------------------------------------------------------------------------------------------------
      Finance & Insurance - 2.1%
      American General Corp., $3.00, Ser. A, MIPS                                        20     $ 1,785          20    $    1,785
      American Heritage Life Investment Corp., 8.50%, PRIDES                             13         864          13           864
      Frontier Financing Trust, 6.25%, TOPRS                       270    $ 12,050       11         491         281        12,541
      Frontier Financing Trust, 6.25%, TOPRS, 144A                                       20         893          20           893
      Philadelphia Consolidated Holdings, Inc., PRIDES                                  125       1,250         125         1,250
      St. Paul Capital, 6.00%, MIPS                                100       5,800                              100         5,800
                                                                          ---------           ----------              ------------
                                                                            17,850                5,283                    23,133
                                                                          ---------           ----------              ------------

      Food & Beverage Products - 2.5%
      Dole Food Co., 7.00%, TRACES                                 200       6,100                              200         6,100
      Wendys Financing I, 5.00%, Ser. A, TECONS                    400      21,450                              400        21,450
                                                                          ---------                                   ------------
                                                                            27,550                                         27,550
                                                                          ---------                                   ------------

      Leisure & Tourism - 0.4%
      Lodgian Capital Trust I, 7.00%, CRESTS, 144A                 170       3,655       50       1,075         220         4,730
                                                                          ---------           ----------              ------------


      Metal Products & Services - 0.3%
      Timet Capital Trust I, 6.625%, 11/01/2026, BUCS, 144A        100       2,512       20         502         120         3,014
                                                                          ---------           ----------              ------------

      Oil/Energy - 0.4%
      Callon Petroleum Co., 8.50%, Ser. A                           95       2,565       16         437         111         3,002
      Nuevo Energy Co., 5.75%, Ser. A, TECONS                       48       1,581                               48         1,581
                                                                          ---------           ----------              ------------
                                                                             4,146                  437                     4,583
                                                                          ---------           ----------              ------------

      Oil Field Services - 0.3%
      Evi Inc., 5.00%                                              100       3,062                              100         3,062
                                                                          ---------                                   ------------

      Printing, Publishing, Broadcasting & Entertainment - 1.5%
      Houston Industries, Inc., 7.00%, ACES
      (exchangeable for Time Warner, Inc. Common Stock)             85       9,042       27       2,872         112        11,914
      Merrill Lynch & Co., Inc. 6.00%, STRYPES due 6/1/1999
      (exchangeable for Cox Communications, Inc. Common Stock)                           20       1,193          20         1,193
      TCI Communications, Inc., $2.125, Ser. A                                           10       1,375          10         1,375
      Merrill Lynch & Co., Inc. 8.50%, STRYPES due 5/15/2001
      (exchangeable for Dollar General Corp. Common Stock)                               65       2,470          65         2,470
                                                                          ---------           ----------              ------------
                                                                             9,042                7,910                    16,952
                                                                          ---------           ----------              ------------

      Retailing & Wholesale - 0.1%
      CVS Automatic Common Exchange Security, TRACES                                      7         724           7           724
                                                                                              ----------              ------------

      Telecommunication Services & Equipment - 3.3%
      Qualcomm Financial Trust I, 5.75%, 3/01/2012                 700      36,841                              700        36,841
                                                                          ---------                                   ------------

      Transportation - 1.9%
      CNF Trust I, 5.00%, Ser. A, TECONS
      (Exchangeable for CNF Transportation, Inc. common stock)      69       4,199       20       1,222          89         5,421
      Union Pacific Capital Trust, 6.25%, TIDES, 144A              280      14,000       20       1,000         300        15,000
                                                                          ---------           ----------              ------------
                                                                            18,199                2,222                    20,421
                                                                          ---------           ----------              ------------

      Utilities - Electric - 0.5%
      BNDES Participacoes S.A., 10.50%, DECS                       168       2,604       45         698         213         3,302
      Texas Utilities Co.                                                                40       2,215          40         2,215
                                                                          ---------           ----------              ------------
                                                                             2,604                2,913                     5,517
                                                                          ---------           ----------              ------------
      Utilities - Gas - 0.7%
      MCN Corp., 8.75%, PRIDES                                     394       7,200                              394         7,200
                                                                          ---------                                   ------------
----------------------------------------------------------------------------------------------------------------------------------
Total Convertible Preferred (cost - $187,792,
      $28,315 and $216,107, respectively)                                  176,364               29,696                   206,060
----------------------------------------------------------------------------------------------------------------------------------

Evergreen Income and Growth Fund
Pro Forma Combining Financial Statements (Unaudited)
Schedules of Investments (000's)
January 31, 1999


                                                                   Income and Growth        American Retirement
                                                                         Fund                      Fund          Proforma Combined
                                                                 ----------------------   --------------------- --------------------
                                                                  Principal                Principal             Principal
                                                                   Amount        Value      Amount       Value     Amount     Value
CONVERTIBLE DEBENTURES - 3.2%

      Business Equipment & Services - 0.0%
      Interim Services, Inc., 4.50%, 6/1/2005                                               $ 250       $ 221      $ 250      $ 221
                                                                                                    ----------             ---------

      Consumer Products & Services - 0.2%
      Action Performance Companies, Inc., 4.75%, 4/1/2005, 144A                             2,000       2,270      2,000      2,270
                                                                                                    ----------             ---------

      Electrical Equipment & Services - 1.8%
  *   Phototronics, Inc., 6.00%, 6/01/2004                          $ 9,700    $ 10,815                            9,700     10,815
  *   Solectron Corp., 0.00%, 1/27/2019, 144A                        16,000       7,640     4,000       1,910     20,000      9,550
                                                                               ---------            ----------             ---------
                                                                                 18,455                 1,910                20,365
                                                                               ---------            ----------             ---------

      Leisure & Tourism - 0.2%
      Family Golf Centers, Inc., 5.75%, 10/15/2004, 144A                                    2,500       2,059      2,500      2,059
                                                                                                    ----------             ---------

      Oil/Energy - 0.0%
      Swift Energy Co., 6.25%, 11/15/2006                               820         597                              820        597
                                                                               ---------                                   ---------

      Oil Field Services - 0.2%
      Nabors Industries, Inc., 5.00%, 5/15/2006                                             2,000       1,935      2,000      1,935
                                                                                                    ----------             ---------

      Retailing & Wholesale - 0.2%
      Central Garden & Pet Co.:
          6.00%, 11/15/2003, 144A                                                             500         438        500        438
          6.00%, 11/15/2003                                                                 1,600       1,400      1,600      1,400
                                                                                                    ----------             ---------
                                                                                                        1,838                 1,838
                                                                                                    ----------             ---------

      Transportation - 0.6%
      Continental Airlines Inc., 6.75%, 4/15/2006                     5,000       6,094     1,000       1,219      6,000      7,313
                                                                               ---------            ----------             ---------
------------------------------------------------------------------------------------------------------------------------------------
Total Convertible Debentures (cost $24,356,
      $12,449 and $36,805, respectively)                                         25,146                11,452                36,598
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 0.3%
      Banks - 0.1%
      NationsBank Corp., 6.50%, 8/15/2003                                                   1,000       1,037      1,000      1,037
                                                                                                    ----------             ---------
      Finance & Insurance - 0.1%
      American General Finance Corp., 7.125%, 12/1/1999                                     1,000       1,013      1,000      1,013
                                                                                                    ----------             ---------
      Telecommunication Services & Equipment - 0.1%
      GTE Southwest, Inc., 5.82%, 12/1/1999, Ser. A                                         1,000       1,005      1,000      1,005
                                                                                                    ----------             ---------
------------------------------------------------------------------------------------------------------------------------------------
Total Corporate Bonds (cost $0,
      $3,011 and $3,011 respectively)                                                                   3,055                 3,055
------------------------------------------------------------------------------------------------------------------------------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS - 6.1%
      U.S. Government Agency Notes & Bonds - 5.3%
      Federal Farm Credit Bank MTN, 5.75%, 12/7/2028                                        2,000       1,993      2,000      1,993
      Federal Home Loan Bank:
          5.375%, 10/06/2003                                                                2,000       1,990      2,000      1,990
          5.50%, 12/11/2013                                                                 3,000       3,001      3,000      3,001
          5.65%, 12/29/2000                                                                 2,000       2,024      2,000      2,024
          6.53%, 12/28/2007                                                                 2,000       2,030      2,000      2,030
          7.00%, 7/14/2005                                                                  2,000       2,048      2,000      2,048
      Federal Home Loan Mortgage Corp.:
          6.54%, 12/10/2007                                                                 2,000       2,073      2,000      2,073
          6.54%, 3/19/2008                                                                  2,000       2,034      2,000      2,034
          6.91%, 6/20/2005                                                                  1,000       1,022      1,000      1,022
          7.585%, 9/19/2006                                                                 2,000       2,116      2,000      2,116
          7.865%, 8/8/2011                                                                  2,000       2,114      2,000      2,114

Evergreen Income and Growth Fund
Pro Forma Combining Financial Statements (Unaudited)
Schedules of Investments (000's)
January 31, 1999


                                                                   Income and Growth     American Retirement
                                                                          Fund                  Fund             Proforma Combined
                                                                  -------------------------------------------  --------------------
                                                                  Principal            Principal               Principal
                                                                   Amount       Value   Amount     Value        Amount     Value
      Federal National Mortgage Assn.:
          5.65%, 2/22/2028                                                               $ 5,000   $ 4,917       $ 5,000    $ 4,917
          6.00%, 1/14/2005                                                                 1,850     1,882         1,850      1,882
          6.10%, 1/26/2005                                                                 2,215     2,241         2,215      2,241
          6.16%, 1/23/2008                                                                 3,000     3,062         3,000      3,062
          6.24%, 1/14/2008                                                                 2,000     2,045         2,000      2,045
          6.32%, 3/3/2008                                                                  3,000     3,096         3,000      3,096
          6.41%, 3/8/2006                                                                  1,000     1,069         1,000      1,069
          6.42%, 2/12/2008                                                                 5,000     5,099         5,000      5,099
          6.46%, 1/1/2008                                                                  2,000     2,065         2,000      2,065
          6.52%, 3/5/2008                                                                  4,000     4,086         4,000      4,086
          7.28%, 5/23/2007                                                                 3,000     3,174         3,000      3,174
      Federal National Mortgage Assn.:
          MTN, 6.875%, 9/24/2012                                                           2,355     2,551         2,355      2,551
      Student Loan Marketing Assn., 5.90%, 2/20/2001                                       1,000     1,004         1,000      1,004
                                                                                                 ----------             ------------
                                                                                                    58,736                   58,736
                                                                                                 ----------             ------------

      U.S. Treasury Bonds - 0.8%
      U.S. Treasury Bonds:
          6.00%, 2/15/2026                                                                 6,000     6,589         6,000      6,589
          7.125%, 2/15/2023                                                                1,500     1,857         1,500      1,857
                                                                                                 ----------             ------------
                                                                                                     8,446                    8,446
                                                                                                 ----------             ------------
------------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations (cost $0, $65,339
      and $65,339, respectively)                                                                    67,182                   67,182
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 1.5%
      U.S. Government Agency Obligations - 1.5%
      Federal Farm Credit Bank Discount Notes
          4.725%, 2/24/1999                                         $ 1,720    $ 1,715                           $ 1,720    $ 1,715
                                                                              ---------                                 ------------

      Federal Home Loan Mortgage Discount Notes:
          4.69%, 2/18/1999                                                                 1,220     1,217         1,220      1,217
          4.70%, 2/8/1999                                                                    575       575           575        575
          4.72%, 2/16/1999                                              790        788                               790        788
          4.72%, 2/18/1999                                            9,690      9,668                             9,690      9,668
          4.73%, 2/19/1999                                                                   380       379           380        379
          4.74%, 2/8/1999                                             1,600      1,599                             1,600      1,599
          4.75%, 2/11/1999                                                                   230       230           230        230
                                                                              ---------          ----------             ------------
                                                                                12,055               2,401                   14,456
                                                                              ---------          ----------             ------------
------------------------------------------------------------------------------------------------------------------------------------
Total Short-term Investments (cost - $13,770,
      $2,401 and $16,171, respectively)                                         13,770               2,401                   16,171
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $859,900,
      $198,376 and $1,058,276, respectively) (99.9%)                           874,834              221,279               1,096,113
Other Assets and Liabilities - net (0.1%)                                       (2,501)                838                   (1,663)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS (100.0%)                                                     $ 872,333          $ 222,117              $ 1,094,450
------------------------------------------------------------------------------------------------------------------------------------

*         Non-income producing security.
** Investment in non-controlled affiliate. Income & Growth Fund owned over 5% of the outstanding voting shares of CB Bancshares, Inc. The Fund had a cost basis of $6,024,625 in the issue at January 31, 1999.
*** At January 31, 1999, American Retirement Fund owned 8,000 shares of common stock of First Union Corp. at a cost of $106,108. These shares were purchased by the Fund prior to the acquistion of the investment advisor and Lieber & Company by First Union.
144A Security that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations
ACES      Automatically Convertible Equity Securities
ADR       American Depository Receipts
BUCS      Beneficial Unsecured Convertible Securities
CRESTS    Convertible Redeemable Equity Structured Trust Securities
DECS      Dividend Enhanced Convertible Stock
MEDS      Manditorilly Exchangeable Debt Securities
MIPS      Monthly Income Preferred Shares
MTN       Medium Term Notes
PRIDES    Preferred Redeemable Increased Dividend Equity Securities
REIT      Real Estate Investment Trust
STRYPES   Structured Yield Product Exchangeable for Stock
TECONS    Term Convertible Shares
TIDES     Term Income Deferrable Equitable Securities
TOPRS     Trust Originated Preferred Securities
TRACES    Trust Automatic Common Exchangeable Securities

     See Notes to Pro Forma Combining Financial Statements.

Evergreen Income and Growth Fund
Pro Forma Combining Financial Statements (Unaudited)
Statements of Assets and Liabilities (000's)
January 31, 1999

                                                                                                 American
                                                                                 Income and     Retirement                ProForma
                                                                                 Growth Fund       Fund    Adjustments    Combined
------------------------------------------------------------------------------------------------------------------------------------
Assets
     Identified cost of securities                                                $ 859,900      $ 198,376              $ 1,058,276
     Net unrealized gains or losses on securities                                    14,934         22,903                   37,837
------------------------------------------------------------------------------------------------------------------------------------
     Market value of securities                                                     874,834        221,279                1,096,113
     Cash                                                                                67             42                      109
     Foreign currency, at value (cost $3,886, $0 and $3,886 respectively)             3,887              0                    3,887
     Receivable for securities sold                                                   4,306            453                    4,759
     Receivable for Fund shares sold                                                     85            234                      319
     Dividends and interest receivable                                                2,198          1,811                    4,009
     Prepaid expenses and other assets                                                   66             32                       98
------------------------------------------------------------------------------------------------------------------------------------
        Total assets                                                                885,443        223,851                1,109,294
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
     Payable for securities purchased                                                10,491          1,259                   11,750
     Payable for Fund shares redeemed                                                 1,460            199                    1,659
     Advisory fee payable                                                               741            167                      908
     Distribution Plan expenses payable                                                  21             61                       82
     Accrued expenses and other liabilities                                             397             48                      445
------------------------------------------------------------------------------------------------------------------------------------
        Total liabilities                                                            13,110          1,734                   14,844
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                        $ 872,333      $ 222,117              $ 1,094,450
------------------------------------------------------------------------------------------------------------------------------------
Net assets represented by
     Paid-in capital                                                              $ 862,334      $ 199,312              $ 1,061,646
     Undistributed (overdistributed) net investment income                           13,093            583                   13,676
     Accumulated net realized gains or losses on securities
        and foreign currency related transactions                                   (18,030)          (681)                 (18,711)
     Net unrealized gains or losses on securities
        and foreign currency related transactions                                    14,936         22,903                   37,839
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                        $ 872,333      $ 222,117              $ 1,094,450
------------------------------------------------------------------------------------------------------------------------------------
Class A
     Net assets                                                                   $  13,379      $  28,167              $    41,546
     Shares outstanding                                                                 650          1,845    (477)(a)        2,018
     Net asset value                                                                 $20.59         $15.27                   $20.59
     Maximum offering price (based on sales charge of 4.75%)                         $21.62         $16.03                   $21.62

Class B
     Net assets                                                                   $  51,033      $ 157,742                 $208,775
     Shares outstanding                                                               2,500         10,389  (2,662)(a)       10,227
     Net asset value                                                                 $20.41         $15.18                   $20.41

Class C
     Net assets                                                                   $   1,074      $   2,195                   $3,269
     Shares outstanding                                                                  53            144     (37)(a)          160
     Net asset value                                                                 $20.41         $15.22                   $20.41

Class Y
     Net assets                                                                   $ 806,847      $  34,013                 $840,860
     Shares outstanding                                                              39,172          2,227    (576)(a)       40,823
     Net asset value                                                                 $20.60         $15.27                   $20.60

(a) Reflects the impact of converting shares of the target fund into the survivor fund.

            See Notes to Pro Forma Combining Financial Statements.

Evergreen Income and Growth Fund
Pro Forma Combining Financial Statements (Unaudited)
Statements of Operations (000's)
January 31, 1999


                                                                       Income and       American                          Pro Forma
                                                                       Growth Fund   Retirement Fund      Adjustments      Combined
---------------------------------------------------------------------------------------------------------------------------------
Investment income
     Dividends (net of foreign withholding taxes of
        $449, $4 and $453, respectively)                                 $ 51,154       $ 5,361                         $ 56,515
     Interest                                                               3,446         5,400                            8,846
---------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                    54,600        10,761                           65,361
---------------------------------------------------------------------------------------------------------------------------------
Expenses
     Advisory fee                                                           9,240         1,717            179(a)         11,136
     Distribution Plan expenses                                               589         1,678                            2,259
     Transfer agent fee                                                     1,698           473                            2,171
     Trustees' fees and expenses                                               26             6                               32
     Printing and postage expenses                                            272           147            (81)(b)           338
     Custodian fee                                                            239            58                              297
     Registration and filing fees                                              86            76            (70)(c)            92
     Professional fees                                                         38            26            (20)(c)            44
     Other                                                                     72             5             12 (d)            89
---------------------------------------------------------------------------------------------------------------------------------
        Total expenses                                                     12,252         4,186             20            16,458
     Less:  Fee waivers and expense reimbursements                              0             0           (821)(e)          (821)
---------------------------------------------------------------------------------------------------------------------------------
        Net expenses                                                       12,252         4,186           (801)           15,637
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                      42,348         6,575            801            49,724
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities
     and foreign currency related transactions
     Net realized gains or losses on:
        Securities                                                         68,474         1,239              0            69,713
        Foreign currency related transactions                                  63             0              0                63
---------------------------------------------------------------------------------------------------------------------------------
     Net realized gains or losses on securities
        and foreign currency related transactions                          68,537         1,239              0            69,776
---------------------------------------------------------------------------------------------------------------------------------
     Net change in unrealized gains or losses on securities
        and foreign currency related transactions                        (110,158)       (8,839)             0          (118,997)
---------------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gains or losses on securities
        and foreign currency related transactions                         (41,621)       (7,600)             0           (49,221)
---------------------------------------------------------------------------------------------------------------------------------
     Net  increase (decrease) in net assets
        resulting from operations                                           $ 727      $ (1,025)         $ 801             $ 503
---------------------------------------------------------------------------------------------------------------------------------

(a) Reflects an increase based on the surviving fund's fee schedule.
(b) Reflects expected cost savings when the funds are combined.
(c) Reflects a savings resulting from the elimination of duplicate expenses.
(d) Reflects an increase when the funds are combined.
(e) Reflects a 7 basis point Advisory Fee Waiver implemented due to the merger.

             See Notes to Pro Forma Combining Financial Statements.

Evergreen Income and Growth Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)
January 31, 1999

1. Basis of Combination The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments and the related Pro Forma Combining Statement of Operations ("Pro Forma Statements"), reflect the accounts of Evergreen Income and Growth Fund ("Income and Growth Fund") and Evergreen American Retirement Fund ("American Retirement Fund") at January 31, 1999 and for the respective periods then ended.

    The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the "Reorganization") to be submitted to shareholders of American Retirement Fund. The Reorganization provides for the acquisition of the assets and identified liabilities of American Retirement Fund by Income and Growth Fund, in exchange for Class A, Class B, Class C and Class Y shares of Income and Growth Fund. Thereafter, there will be a distribution of Class A, Class B, Class C and Class Y shares of Income and Growth Fund to the respective shareholders of American Retirement Fund in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of American Retirement Fund will become the owners of that number of full and fractional Class A, Class B, Class C and Class Y shares of Income and Growth Fund having an aggregate net asset value equal to the aggregate net asset value of their shares of American Retirement Fund as of the close of business immediately prior to the date that American Retirement Fund net assets are exchanged for Class A, Class B, Class C and Class Y shares of Income and Growth Fund.

    The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the respective periods presented.

    The information contained herein is based on the experience of each Fund for the respective periods then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of American Retirement Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by First Union National Bank of North Carolina. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Income and Growth Fund.

    The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2. Shares of Beneficial Interest The Pro Forma net asset values per share assume the issuance of Class A, Class B, Class C and Class Y shares of Income and Growth Fund which would have been issued at January 31, 1999 in connection with the proposed Reorganization. Shareholders of American Retirement Fund would receive Class A, Class B, Class C and Class Y shares of Income and Growth Fund based on conversion ratios determined on January 31, 1999. The conversion ratios are calculated by dividing the net asset value of American Retirement Fund by the net asset value per share of the respective class of Income and Growth Fund.

3. Pro Forma Operations The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Pro Forma operating expenses include the actual expenses of the Funds adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average assets of the two funds and applying those rates to the average net assets of the Income and Growth Fund for the twelve months ended January 31, 1999 and to the average net assets of the American Retirement Fund for the twelve months ended January 31, 1999. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.











                             EVERGREEN EQUITY TRUST

                                     PART C

                                OTHER INFORMATION


Item 15. Indemnification.

         The response to this item is incorporated by reference to "Liability and Indemnification of Trustees" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.


Item 16. Exhibits:

1.Declaration of Trust. Incorporated by reference to Evergreen Equity Trust's
  Registration Statement on Form N-1A filed on October 8, 1997. Registration No. 333-37453 ("Form N-1A Registration Statement")

2. Bylaws. Incorporated by reference to the Form N-1A Registration Statement.

3. Not applicable.

4. Agreement and Plan of Reorganization. Exhibit A to Prospectus contained in Part A of this Registration Statement.

5. Declaration of Evergreen Equity Trust Articles II., III.6(c), IV.(3), IV.(8), V., VI., VII., and VIII and ByLaws Articles II., III., and VIII.

6.(a).Investment Advisory Agreement between Evergreen Asset Management Corp. and
   Evergreen Equity Trust. Incorporated by reference to the Form N-1A Registration Statement.

6(b). Form of Interim Investment Advisory Agreement. Exhibit B to Prospectus contained in Part A of this Registration Statement.

6(c. Sub-Advisory Agreement between Evergreen Asset Management Corp. and Lieber & Company.

7(a). Distribution Agreement between Evergreen Distributor, Inc. and Evergreen Equity Trust. Incorporated by reference to the Form N-1A Registration Statement.

7(b). Form of Dealer  Agreement for Class A , Class B and Class C shares used by
Evergreen  Distributor,   Inc.  Incorporated  by  reference  to  the  Form  N-1A
Registration Statement.

8. Form of Deferred Compensation Plan. Incorporated by reference to the Form N-1A Registration Statement.

9. Agreement between State Street Bank and Trust Company and Evergreen Equity Trust. Incorporated by reference to Form N-1A Registration Statement. Registration Statement.

10. Rule 12b-1 Distribution Plan. Incorporated by reference to the Form N-1A Registration Statement.

11. Opinion and Consent of Sullivan & Worcester LLP. To be Filed by Amendment on or about May 13, 1999.

12. Tax Opinion and Consent of Sullivan & Worcester LLP. To be Filed by Amendment on or about May 13, 1999.

13.  Not applicable.

14.  Consent of KPMG Peat Marwick LLP. Filed herewith.

15.  Consent of PricewaterhouseCoopers LLP. Filed herewith.

16.  Not applicable.

17.  Powers of Attorney. Previously Filed.

18.  Form of Proxy Card. Filed herewith.


19.               Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by person who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a apart of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act and the Investment Company Act the Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Columbus, and State of Ohio, on the 12th day of April, 1999.


                                                       EVERGREEN EQUITY TRUST

                                            By:      /s/ William J. Tomko
                                                     ----------------------
                                                     Name:  William J. Tomko
                                                     Title: President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 12th day of April, 1999.


/s/William J. Tomko                      /s/ Laurence B. Ashkin            /s/ Charles A. Austin, III
-------------------------               -----------------------------     --------------------------------
William J. Tomko                        Laurence B. Ashkin*               Charles A. Austin III*
President and Treasurer (Principal      Trustee
Trustee
  Financial and Accounting Officer)

/s/ K. Dun Gifford                      /s/ James S. Howell               /s/ William Walt Pettit
----------------------------            ----------------------------      --------------------------------
K. Dun Gifford*                         James S. Howell*                  William Walt Pettit*
Trustee                                 Trustee                           Trustee

/s/Gerald M. McDonnell                  /s/ Thomas L. McVerry              /s/ Michael S. Scofield
-------------------------------         -----------------------------      --------------------------------
Gerald M. McDonell*                     Thomas L. McVerry*                 Michael S. Scofield*
Trustee                                 Trustee                            Trustee

/s/ David M. Richardson                 /s/ Russell A. Salton, III MD
------------------------------          -------------------------------
David M. Richardson*                    Russell A. Salton, III MD*
Trustee                                 Trustee

/s/ Richard J. Shima
------------------------------
Richard J. Shima*
Trustee


*By: /s/ Catherine E. Foley
-------------------------------
Catherine E. Foley
Attorney-in-Fact


     *Catherine Foley, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.


                                INDEX TO EXHIBITS


EXHIBIT NO.             EXHIBIT

11       Opinion and Consent of Sullivan & Worcester LLP
12       Consent of KPMG Peat Marwick LLP
13       Consent of PricewaterhouseCoopers LLP
14       Form of Proxy